As filed with the Securities and Exchange Commission on April 9, 2018
1933 Act Registration No. 333-125790
1940 Act Registration No. 811-09241
CIK No. 0001080299

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 34
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 66
Lincoln Life Flexible Premium Variable Life Account S
(Exact Name of Registrant)
Lincoln Corporate Variable 5
Lincoln Corporate Commitment VUL
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
(Exact Name of Depositor)
1300 South Clinton Street
Fort Wayne, Indiana 46802
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (260) 455-2000
Kirkland L. Hicks
The Lincoln National Life Insurance Company
150 North Radnor Chester Road
Radnor, PA 19087
(Name and Address of Agent for Service)
Copy To:
John L. Reizian
The Lincoln National Life Insurance Company
350 Church Street
Hartford, CT 06103
Approximate Date of Proposed Public Offering: Continuous
Title of Securities being registered:
Indefinite Number of Units of Interest in Variable Life Insurance Contracts.
An indefinite amount of the securities being offered by the Registration Statement has been registered pursuant to
Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ended
December 31, 2017 was filed March 27, 2018.
It is proposed that this filing will become effective:
/ /	immediately upon filing pursuant to paragraph (b)
/X/	on May 1, 2018 pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on April 1, 2010 pursuant to paragraph (a)(1) of Rule 485.
/ /	This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment. Such effective date shall be May 1, 2016.

Supplement Dated May 1, 2018 to Prospectuses Dated May 1, 2018

Lincoln Life Flexible Premium Variable Life Account M

Products: VULCV-IV, VULDB-IV, AssetEdge® VUL, AssetEdge® Exec VUL

Lincoln Life Flexible Premium Variable Life Account R

Products: SVUL-IV, PreservationEdge® SVUL

Lincoln Life Flexible Premium Variable Life Account S

Products: LCV5, Lincoln Corporate Commitment VUL

Issued by The Lincoln National Life Insurance Company

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds offered under your policy.  A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement.  Except as amended by this supplement, all information in your product prospectus applies.  The funds and their investment advisers/sub-advisers and objectives are listed below.

M Fund, Inc., advised by M Financial Investment Advisers, Inc. (MFIA)

•                  M Capital Appreciation Fund: Maximum capital appreciation.

(Subadvised by Frontier Capital Management Company LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M International Equity Fund: Long-term capital appreciation.

(Subadvised by Northern Cross, LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M Large Cap Growth Fund: Long-term capital appreciation.

(Subadvised by DSM Capital Partners, LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M Large Cap Value Fund: Long-term capital appreciation.

(Subadvised by AJO, LP)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

Prospectus 1

Lincoln Life Flexible Premium Variable Life Account S
The Lincoln National Life Insurance Company
Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265
Administrative Office:
Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106
(877) 533-0117

A Flexible Premium Variable Life Insurance Policy

This prospectus describes Lincoln Corporate Variable 5, a flexible premium variable life insurance contract (the “Policy”), offered by The Lincoln National Life Insurance Company (“Lincoln Life”, the “Company”, “We”, “Us”, “Our”). This corporate-owned Policy provides for a death benefit on an employee or other individual in whom the corporate owner has an insurable interest, and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered. Remember, you are looking to the financial strength of the Company for fulfillment of the contractual promises and guarantees, including those related to death benefits.
The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state-specific features. Please check with your registered representative regarding their availability.
You, the Owner, may allocate Net Premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account S, established on November 2, 1998 (“Separate Account”), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds' prospectuses which is furnished with this prospectus.
•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
•	AllianceBernstein Variable Products Series Fund
•	American Century Variable Portfolios, Inc.
•	American Century Variable Portfolios II, Inc.
•	American Funds Insurance Series®
•	BlackRock Variable Series Funds, Inc.
•	Delaware VIP® Trust
•	Deutsche Investments VIT Funds
•	Deutsche Variable Series II
•	Eaton Vance Variable Trust
•	Fidelity® Variable Insurance Products
•	Franklin Templeton Variable Insurance Products Trust
•	Goldman Sachs Variable Insurance Trust
•	Ivy Variable Insurance Portfolios
•	Janus Aspen Series
•	JPMorgan Insurance Trust
•	Legg Mason Partners Variable Equity Trust
•	Lincoln Variable Insurance Products Trust
•	MFS® Variable Insurance Trust
•	MFS® Variable Insurance Trust III
•	Neuberger Berman Advisers Management Trust
•	Oppenheimer Variable Account Funds
•	PIMCO Variable Insurance Trust

•	Putnam Variable Trust
•	T. Rowe Price Equity Series, Inc.
•	Wells Fargo Variable Trust
Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the “SAI”). See the last page of this prospectus for information on how you may obtain the SAI.
Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.
To be valid, this prospectus must have the current funds’ prospectuses with it. Keep all prospectuses for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.
This Policy may not be available in all states, and this prospectus only offers the Policy for sale in jurisdictions where such offer and sale are lawful.
Prospectus Dated: May 1, 2018

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POLICY SUMMARY
Benefits of Your Policy
Death Benefit Protection.  The Policy described in this prospectus is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.
Tax Deferred Accumulation.  Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the Owner.
Access to Your Policy Values.  Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.
Flexibility.  The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and policy values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as “Underlying Funds”. You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the Underlying Funds. You may also allocate Premiums and policy values to the Fixed Account.
Risks of Your Policy
Fluctuating Investment Performance.  Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account’s objective and risk is found in this prospectus. A comprehensive discussion of each Underlying Fund's objective and risk is found in each Underlying Fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the Underlying Funds will impact the Policy's Accumulation Value (may also be referred to in some riders as “Total Account Value”) and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.
Policy Values in the Fixed Account.  Premium Payments and policy values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer the entire balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are
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relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. For more information, please see “Lincoln Life, The Separate Account and The General Account” and “Transfers” sections of this prospectus.
Unsuitable for Short-Term Investment.  This Policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.
Policy Lapse.  Sufficient Premiums must be paid to keep your Policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.
Decreasing Death Benefit.  Outstanding Policy Loans or any amounts that you have surrendered will reduce your Policy’s death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.
Consequences of Surrender.  Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional Premium Payments. Full or Partial Surrenders may result in tax consequences.
Tax Consequences.  You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.
Tax Treatment of Life Insurance Contracts.  Your Policy is designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract (“MEC”) whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.
Tax Law Compliance.   We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.
Cyber-Security. We rely heavily on interconnected computer systems and digital data to conduct our variable products business.  Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your policy value. For instance, systems failures and cyber-attacks may interfere with our processing of policy transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate your policy value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Policy to lose policy value. There can be no
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assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.
Charges and Fees
This section describes the fees and expenses that you will pay when buying, owning or surrendering your Policy. Refer to the “Policy Charges and Fees” section later in this prospectus for more information.
The fees shown in the tables below are the maximums we can charge.
Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer policy values between Sub-Accounts.
Table I: Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum sales charge imposed on Premiums	When you pay a Premium.	5%.
Maximum Premium Tax	When you pay a Premium.	5%[1]
Deferred Acquisition Cost (DAC) Tax	When you pay a Premium.	1%
Surrender Charge	Upon Full Surrender of your Policy.	There is no charge for surrendering your Policy.
Partial Surrender Fee	When you take a Partial Surrender of your Policy.	There is no charge for a Partial Surrender.
Maximum Fund Transfer Fee	Applied to any transfer request in excess of 24 made during any Policy Year.	$25
[1]	Charges range from 0% to 5%, depending on the state of issue.
Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.
Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance*	Monthly
A dollar amount per $1,000 of Net Amount at Risk
Maximum Charge[1]		$83.33 per $1,000
Minimum Charge		$0.00 per $1,000
Maximum Charge for a Representative Insured: male, age 45, nonsmoker.		$0.38 per $1,000
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Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Mortality and Expense Risk Charge (“M&E”)	Monthly
A percentage of the value of the Sub-Accounts.
Maximum Charge		0.50%
Administrative Fee*	Monthly
Flat Fee; plus		A maximum flat fee of $10 in all years
A monthly fee per $1,000 of Specified Amount:
Maximum Charge		$0.17 per $1,000
Minimum Charge		$0.00 per $1,000
Maximum Charge for a Representative Insured: male, age 45, nonsmoker.		$0.06 per $1,000
Policy Loan Interest	Annually	The greater of 3.5%, or Moody’s Investors Service, Inc. Corporate Bond Yield Average — Monthly Average Corporates for the calendar month which ends two months prior to the Policy Anniversary.

Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
Charge	When Charge is Deducted	Amount Deducted
Rider Charges		Individualized based on optional Rider(s) selected.
Adjustable Benefit Enhancement Rider	N/A	There is no charge for this rider.
Alternative Policy Loan Rider	N/A	There is no charge for this rider.
Change of Insured Rider	N/A	There is no charge for this rider.
Enhanced Surrender Value Rider	N/A	There is no charge for this rider.
Term Insurance Rider*	Monthly
A dollar amount per $1,000 of Net Amount at Risk.
Maximum Charge[1]		$83.33 per $1,000
Minimum Charge		$0.00 per $1,000
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Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
Charge	When Charge is Deducted	Amount Deducted
Maximum Charge for a Representative Insured: male, age 45, nonsmoker.		$0.38 per $1,000
*	These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your registered representative.
1 Individuals with higher mortality risk than standard issue individuals can be charged from 125% to 800% of the standard rate. However, under no circumstances would it be higher than the maximum amount shown in the table above.
Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay during the time you own your Policy. More detail concerning each Underlying Fund’s fees and expenses is contained in the prospectus for each Underlying Fund.
These fees and expenses may change at any time.
Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Total Annual Operating Expense	Maximum	Minimum
Total management fees, distribution and/or service (12b-1) fees, and other expenses.	1.54% [1]	0.24%
[1]	The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Underlying Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0% to 0.70%. These waivers and reductions generally extend through April 30, 2019 but may be terminated at any time by the Underlying Fund. Refer to the Underlying Fund’s prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to such Underlying Fund’s prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by it, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“Redemption Fees”) not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such Underlying Fund, copies of which accompany this prospectus or may be obtained by calling 1-877-533-0117.
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LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under “How to Obtain More Information.” Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to owners of our policies. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
General Account. The General Account represents all of the general assets of the Company. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.
Fixed Account. The Fixed Account assets are general assets of the Company, and are held in the Company’s General Account. Amounts allocated to the Fixed Account are not subject to market fluctuation.
Separate Account. The investment performance of assets in the Separate Account is kept separate from that of the Company’s General Account. Separate Account assets attributable to the Policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company’s other income, gains or losses. The Separate Account’s values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the “SEC” or the “Commission”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”) and meets the definition of “separate account.” We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our Owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claim payments.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.   We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the
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Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.
Fund Participation Agreements
In order to make the Underlying Funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, we must perform certain services for the Underlying Fund advisors or distributors. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Owners with statements showing their positions within the funds; processing dividend payments; providing sub-accounting services for shares held by Owners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Owners. For these administrative functions, we may be compensated at annual rates of between 0% and 0.49% based upon the assets of an Underlying Fund attributable to the Policies. Additionally, an Underlying Fund’s advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. We may also receive compensation for marketing and distribution which may come from 12b-1 fees, or be paid by the advisors or distributors. The Underlying Funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Century Investments Variable Portfolios, Inc., American Funds Insurance Series, Eaton Vance Variable Trust, Fidelity Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Ivy Variable Insurance Portfolios, Janus Aspen Series, Lincoln Variable Insurance Products Trust, PIMCO Variable Insurance Trust and Wells Fargo Variable Trust.
Payments made out of the assets of an Underlying Fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Underlying Fund’s average net assets, which can fluctuate over time. If, however, the value of the Underlying Fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the Underlying Fund goes down, payments to us (or our affiliates) would decrease.
Distribution of the Policies and Compensation
The Policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company’s Principal Underwriter, Lincoln Financial Distributors, Inc. (“LFD”). The Company’s affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, “LFN”), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.
The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 50% of the first year Premium and 20% of all other Premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Owner has made at the time of application for the Policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.
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In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and “non-cash compensation.” “Non-cash compensation”, as defined under FINRA’s rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses.
Broker-dealers or their affiliates may be paid additional amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the Policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the Policies.
These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the Policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a Policy.
Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the Policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the Policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.
Sub-Accounts and Funds
The variable investment options in the Policy are Sub-Accounts of the Separate Account (“Sub-Accounts”). Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.
We create Sub-Accounts and select the Underlying Funds, the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts, based on several factors, including, without limitation, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund’s investment advisor, or its distributor. We review each Underlying Fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional Premium Payments to a Sub-Account if we determine the Underlying Fund no longer
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meets one or more of the factors and/or if the Sub-Account has not attracted significant Owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the Underlying Fund, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.
Certain Underlying Funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as “funds of funds”, which may have higher expenses than funds that invest directly in debt or equity securities. An advisor affiliated with us manages some of the available funds of funds. Our affiliates may promote the benefits of such funds to Owners and/or suggest that Owners consider whether allocating some or all of their policy value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to you under your Policy.
Certain of the Underlying Funds, including funds managed by an advisor affiliated with us, employ risk management strategies that are intended to control the Underlying Funds’ overall volatility, and for some Underlying Funds, to also reduce the downside exposure of the Underlying Funds during significant market downturns. These risk management strategies could limit the upside participation of the Underlying Fund in rising equity markets relative to other funds. The success of the advisor’s risk management strategy depends, in part, on the advisor’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Underlying Fund’s benefit. There is no guarantee that the strategy can achieve or maintain the Underlying Fund’s optimal risk targets. The Underlying Fund’s performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the advisor may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the Underlying Fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the Underlying Fund may not perform as expected. Also, several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as “junk bonds”) as detailed in the individual Underlying Fund prospectus. For more information about the Underlying Funds and the investment strategies they employ, please refer to the Underlying Funds’ current prospectuses.
Shares of the Underlying Fund are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this prospectus. Because shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Underlying Funds simultaneously, since the interests of such Owners or contractholders may differ. Although neither the Company nor the Underlying Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Owners, each Underlying Fund’s Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, the Separate Account might withdraw its investment in an Underlying Fund. This might force that Underlying Fund to sell the securities it holds at disadvantageous prices. Owners will not bear the attendant expense.
There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund’s prospectus carefully before making investment choices. In
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particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.
Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.
If an Underlying Fund imposes restrictions with respect to the acceptance of premium allocations or transfers, we reserve the right to reject an allocation or transfer request at any time that the Underlying Fund has notified us that such would not be accepted. We will notify you if your allocation or transfer request is or becomes subject to such restrictions.
The Underlying Funds and their investment advisors and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that Underlying Fund’s prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-877-533-0117 or by referring to the contact information provided by the Underlying Fund’s on the cover page of its summary prospectus.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.
•	Invesco V.I. Comstock Fund (Series I Shares): To seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.
•	Invesco V.I. Growth and Income Fund (Series I Shares): Long-term growth of capital and income.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class A): Long-term growth of capital.
•	AB VPS Growth and Income Portfolio (Class A): Long-term growth of capital. This fund is available only to existing Cases as of May 2, 2011. Consult your registered representative.
•	AB VPS International Value Portfolio (Class A): Long-term growth of capital. This fund is available only to existing Cases as of May 1, 2012. Consult your registered representative.
•	AB VPS Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital.
American Century Variable Portfolios, Inc., advised by American Century Investment Management, Inc.
•	Income and Growth Fund (Class I): Capital growth; income is a secondary consideration. This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
•	International Fund (Class I): Capital growth. This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
•	Mid Cap Value (Class I): Long-term capital growth; income is a secondary objective.
American Century Variable Portfolios II, Inc., advised by American Century Investment Management, Inc.
•	Inflation Protection Fund (Class II): Long-term total return using a strategy that seeks to protect against U.S. inflation.
American Funds Insurance Series®, advised by Capital Research and Management Company.
•	Bond Fund (Class 2): To provide as high a level of current income as is consistent with the preservation of capital.
•	Capital Income Builder® (Class 2): Seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years.
•	Global Growth Fund (Class 2): Long-term growth of capital.
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•	Global Small Capitalization Fund (Class 2): Long-term capital growth.
•	Growth Fund (Class 2): Growth of capital.
•	Growth-Income Fund (Class 2): Long-term growth of capital and income.
•	High-Income Bond Fund (Class 2): To provide investors with a high level of current income; capital appreciation is the secondary objective.
•	International Fund (Class 2): Long-term growth of capital.
•	U.S. Government/AAA-Rated Securities Fund (Class 2): To provide a high level of current income consistent with preservation of capital.
BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC
•	Equity Dividend V.I. Fund (Class I): Long-term total return and current income.
•	Global Allocation V.I. Fund (Class I): High total investment return.
•	High Yield V.I. Fund (Class I): Maximize total return, consistent with income generation and prudent investment management.
Delaware VIP® Trust, advised by Delaware Management Company.*
•	Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.
•	Emerging Markets Series (Standard Class): Long-term capital appreciation.
•	High Yield Series (Standard Class): Total return and, as a secondary objective, high current income.
This fund is available only to existing Cases as of May 17, 2010. Consult your registered representative.
•	Limited-Term Diversified Income Series (Standard Class): Maximum total return, consistent with reasonable risk.
•	REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Small Cap Value Series (Standard Class): Capital appreciation.
•	Smid Cap Core Series (Standard Class): Long-term capital appreciation.
•	U. S. Growth Series (Standard Class): Long-term capital appreciation.
•	Value Series (Standard Class): Long-term capital appreciation.
Deutsche Investments VIT Funds, advised by Deutsche Investment Management Americas Inc.
•	Deutsche Equity 500 Index VIP Portfolio (Class A): To replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the “S&P 500® Index”), which emphasizes stocks of large US companies.
This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
•	Deutsche Small Cap Index VIP Portfolio (Class A): to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies.
This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
Deutsche Variable Series II, advised by Deutsche Investment Management Americas Inc.
•	Deutsche Alternative Asset Allocation VIP Portfolio (Class A): Capital appreciation; a fund of funds.
Eaton Vance Variable Trust, advised by Eaton Vance Management
•	Eaton Vance VT Floating-Rate Income Fund (Initial Class): To provide a high level of current income.
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Fidelity® Variable Insurance Products, advised by Fidelity Management & Research Company
•	Asset Manager Portfolio (Service Class): High total return. This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
•	Contrafund® Portfolio (Service Class): Long-term capital appreciation.
•	Freedom 2020 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation; a fund of funds.
•	Freedom 2025 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation; a fund of funds.
•	Freedom 2030 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation; a fund of funds.
•	Freedom 2035 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation; a fund of funds.
•	Freedom 2040 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation; a fund of funds.
•	Freedom 2045 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation; a fund of funds.
•	Freedom 2050 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation; a fund of funds.
•	Freedom Income PortfolioSM (Service Class): High total return with a secondary objective of principal preservation; a fund of funds.
•	Growth Portfolio (Service Class): To achieve capital appreciation.
•	Investment Grade Bond Portfolio (Service Class): As high a level of current income as is consistent with the preservation of capital.
•	Mid Cap Portfolio (Service Class): Long-term growth of capital.
•	Overseas Portfolio (Service Class): Long-term growth of capital.
Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund, the Franklin Small-Mid Cap Growth VIP Fund, the Franklin U.S. Government Securities VIP Fund, and the Templeton Global Bond VIP Fund, by Templeton Global Advisors Limited for the Templeton Growth VIP Fund, and by Franklin Mutual Advisers, LLC for the Franklin Mutual Shares VIP Fund.
•	Franklin Income VIP Fund (Class 1): To maximize income while maintaining prospects for capital appreciation.
•	Franklin Mutual Shares VIP Fund (Class 1): Capital appreciation; income is a secondary consideration.
•	Franklin Rising Dividends VIP Fund (Class1): Long-term capital appreciation; preservation of capital is also an important consideration.
•	Franklin Small Cap Value VIP Fund (Class 2): Long-term total return.
•	Franklin Small-Mid Cap Growth VIP Fund (Class 1): Long-term capital growth.
•	Franklin U.S. Government Securities VIP Fund (Class 1): Income.
•	Templeton Global Bond VIP Fund (Class 1): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
•	Templeton Growth VIP Fund (Class 1): Long-term capital growth. This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
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Goldman Sachs Variable Insurance Trust, advised by Goldman Sachs Asset Management, L.P.
•	Goldman Sachs VIT Global Trends Allocation Fund (Service Shares): Total return while seeking to provide volatility management.
•	Goldman Sachs VIT Mid Cap Value Fund (Service Shares): Long-term capital appreciation.
Ivy Variable Insurance Portfolios, advised by Waddell & Reed Investment Management Company.
•	Ivy VIP Asset Strategy Portfolio: Total return.
Janus Aspen Series, advised by Janus Capital Management LLC.
•	Janus Henderson Flexible Bond Portfolio (Service Shares): To obtain maximum total return, consistent with preservation of capital.
This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.
•	JPMorgan Insurance Trust Core Bond Portfolio (Class 1): To maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.
•	JPMorgan Insurance Trust Global Allocation Portfolio (Class 1): Maximize long-term total return.
•	JPMorgan Insurance Trust Income Builder Portfolio (Class 1): Maximize income while maintaining prospects for capital appreciation.
Legg Mason Partners Variable Equity Trust, advised by LeggMason Partners Fund Advisor, LLC.
•	ClearBridge Variable Aggressive Growth Portfolio (Class I): Capital appreciation.
•	ClearBridge Variable Mid Cap Portfolio (Class I): Long-term growth of capital.
•	ClearBridge Variable Small Cap Growth Portfolio (Class I): Long-term growth of capital.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP Baron Growth Opportunities Fund (Standard Class): Capital appreciation. This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
•	LVIP BlackRock Dividend Value Managed Volatility Fund (Standard Class): Reasonable income by investing primarily in income-producing equity securities.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP BlackRock Multi-Asset Income Fund (Standard Class): To maximize current income; capital appreciation is a secondary objective; a fund of funds.
•	LVIP Blended Large Cap Growth Managed Volatility Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Blended Mid Cap Managed Volatility Fund (Standard Class): Capital appreciation. This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Clarion Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.
•	LVIP ClearBridge Large Cap Managed Volatility Fund (Standard Class): Long-term capital appreciation; a fund of funds.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
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•	LVIP Delaware Bond Fund (Standard Class)*: To provide a responsible level of income and the potential for capital appreciation.
•	LVIP Delaware Diversified Floating Rate Fund (Standard Class)*: Total return.
•	LVIP Delaware Social Awareness Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Delaware Special Opportunities Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Delaware Wealth Builder Fund (Standard Class)*: Long-term capital growth. This fund is available only to existing Cases as of May 18, 2009. Consult your registered representative.
•	LVIP Dimensional International Equity Managed Volatility Fund (Standard Class): Long-term capital appreciation; a fund of funds.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Dimensional U.S. Core Equity 1 Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Core Equity 2 Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Equity Managed Volatility Fund (Standard Class): Long-term capital appreciation; a fund of funds.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Dimensional/Vanguard Total Bond Fund (Standard Class): Total return consistent with the preservation of capital; a fund of funds.
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund (Standard Class): Long-term capital growth.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund (Standard Class): Long-term growth of capital.
•	LVIP Global Conservative Allocation Managed Risk Fund (Standard Class): A high level of current income with some consideration given to growth of capital; a fund of funds.
•	LVIP Global Growth Allocation Managed Risk Fund (Standard Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP Global Income Fund (Standard Class): Current income consistent with the preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Standard Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP Goldman Sachs Income Builder Fund (Standard Class): To seek a balance of current income and capital appreciation.
•	LVIP Government Money Market Fund (Standard Class): Current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).
•	LVIP JPMorgan High Yield Fund (Standard Class): A high level of current income; capital appreciation is the secondary objective.
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (Standard Class): Long-term capital appreciation.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Loomis Sayles Global Growth Fund (Standard Class): To provide investment results over a full market cycle that, before fees and expenses, are superior to an index that tracks global equities.
This fund will be available on or about May 1, 2018. Consult your registered representative.
•	LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
•	LVIP MFS Value Fund (Standard Class): Capital appreciation.
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•	LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP Multi-Manager Global Equity Managed Volatility Fund (Standard Class): Long-term growth of capital; a fund of funds.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP PIMCO Low Duration Bond Fund (Standard Class): To seek a high level of current income consistent with preservation of capital.
•	LVIP SSGA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSGA Conservative Index Allocation Fund (Standard Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSGA Conservative Structured Allocation Fund (Standard Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSGA Developed International 150 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund (Standard Class): Long-term growth of capital; a fund of funds.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP SSGA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSGA International Managed Volatility Fund (Standard Class): Capital appreciation; a fund of funds.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP SSGA Large Cap 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Mid-Cap Index Fund (Standard Class): Seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index that emphasizes stocks of mid-sized U.S. companies.
•	LVIP SSGA Moderate Index Allocation Fund (Standard Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderate Structured Allocation Fund (Standard Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderately Aggressive Index Allocation Fund (Standard Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund (Standard Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA S&P 500 Index Fund (Standard Class)(1): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
•	LVIP SSGA Short-Term Bond Index Fund (Standard Class): To provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short-term U.S. corporate bond market.
This fund will be available on or about May 1, 2018. Consult your registered representative.
•	LVIP SSGA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
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•	LVIP SSGA Small-Mid Cap 200 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP T. Rowe Price 2010 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
•	LVIP T. Rowe Price 2020 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
•	LVIP T. Rowe Price 2030 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
•	LVIP T. Rowe Price 2040 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
•	LVIP T. Rowe Price 2050 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
•	LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term capital growth.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
•	LVIP U.S. Growth Allocation Managed Risk Fund (Standard Class): High level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP Vanguard Domestic Equity ETF Fund (Standard Class): Long-term capital appreciation; a fund of funds.
•	LVIP Vanguard International Equity ETF Fund (Standard Class): Long-term capital appreciation; a fund of funds.
•	LVIP Wellington Capital Growth Fund (Standard Class): Capital growth.
•	LVIP Wellington Mid-Cap Value Fund (Standard Class): Long-term capital appreciation.
MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	Growth Series (Initial Class): Capital appreciation.
•	Mid Cap Growth Series (Initial Class): Capital appreciation.
•	New Discovery Series (Initial Class): Capital appreciation.
•	Total Return Series (Initial Class): Total return.
•	Utilities Series (Initial Class): Total return.
MFS® Variable Insurance Trust III, advised by Massachusetts Financial Services Company
•	Mid Cap Value Portfolio (Initial Class): Capital appreciation.
Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc.
•	Mid Cap Growth Portfolio (I Class): Growth of capital. This fund is available only to existing Cases as of May 21, 2007. Consult your registered representative.
•	Mid Cap Intrinsic Value Portfolio (I Class): Growth of capital.
Oppenheimer Variable Account Funds, advised by OFI Global Asset Management, Inc.
•	Oppenheimer Main Street Small Cap Fund® / VA (Non-Service Shares): Capital appreciation.
PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Administrative Class): Maximum real return, consistent with prudent investment management.
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•	PIMCO VIT Global Bond Portfolio (Unhedged) (Administrative Class): Maximum total return, consistent with preservation of capital and prudent investment management.
•	PIMCO VIT Real Return Portfolio (Administrative Class): Growth of capital.
•	PIMCO VIT Total Return Portfolio (Administrative Class): Maximum total return, consistent with preservation of capital and prudent investment management.
Putnam Variable Trust, advised by Putnam Investment Management, LLC
•	Putnam VT Multi-Asset Absolute Return Fund (Class IA): To seek positive total return. (formerly Putnam VT Absolute Return 500 Fund)
T. Rowe Price Equity Series, Inc., advised by T. Rowe Price Associates, Inc.
•	T. Rowe Price Equity Income Portfolio: To provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.
Wells Fargo Variable Trust, advised by Wells Fargo Funds Management, LLC.
•	Wells Fargo VT Discovery Fund (Class 2): Long-term capital appreciation.
*	Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Macquarie Investments Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the series or funds or accounts, the repayment of capital from the series or funds or account, or any particular rate of return.
(1)	The Index to which this fund is managed to is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (licensee). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the licensees. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by the licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. The licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors, and none of these parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have any liability for any errors, omissions, or interruptions of the Index.
Sub-Account Availability and Substitution of Funds
We may add, change or eliminate any Underlying Funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. An Underlying Fund may also discontinue offering their shares to the Sub-Accounts.
If required by law, we will obtain any required approvals from Owners, the SEC, and state insurance regulators before substituting any Underlying Funds. Substitute Underlying Funds may have higher charges than the Underlying Funds being replaced
We may choose to add or remove Sub-Accounts as investment options under the Policies. If we change any Sub-Accounts or substitute any Underlying Funds, we will make appropriate endorsements to the Policies.
If we obtain appropriate approvals from Owners and securities regulators, we may:
•	change the investment objective of the Separate Account;
•	operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;
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•	deregister the Separate Account; or
•	combine the Separate Account with another separate account.
If you take no action upon notification of a fund liquidation, closure or merger the funds from the terminating fund will automatically transfer into the money market Sub-Account. Placing or transferring money into the money market Sub-Account may have impacts on other features of your Policy. Prior to moving money into the money market Sub-Account or allowing it to default into the money market Sub-Account as a result of a fund liquidation, closure or merger, refer to your Policy for specific impacts that may apply, if any.
We will notify you of any change that is made.
Voting Rights
The Underlying Funds do not hold regularly scheduled shareholder meetings. When an Underlying Fund holds a special meeting for the purpose of approving changes in the ownership or operation of the Underlying Fund, the Company is entitled to vote the shares held by our Sub-Account in that Underlying Fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.
We will notify you when your instructions are needed and will provide information from the Underlying Fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding Underlying Fund, as of a date chosen by the Underlying Fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.
Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Owner provide their voting instructions to the Company. For funds un-affiliated with Lincoln, even though Owners may choose not to provide voting instructions, the shares of an Underlying Fund to which such Owners would have been entitled to provide voting instructions will be voted by the Company in the same proportion as the voting instructions which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Owners would have been entitled to provide voting instructions will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Owners eligible to vote, be voted on by the Company in the same proportion as the voting instructions which we actually receive. As a result, the instructions of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.
POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.
The current charges for Premium Load and mortality and expense risk vary by specific criteria of your Policy. These criteria include:
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• the initial policy Premium, and the total Premiums expected to be paid,
• total assets under management with the Company	,
• the purpose for which the Policies are being pur	chased,
• the level of plan administration ser	vices required.
Differences in charges will not be unfairly discriminatory to any Owners. Specific charges are shown on the Policy Specifications page.
In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each Underlying Fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses are incurred by the Underlying Funds (including 12b-1 fees for Class 2 shares and other expenses) and are deducted from Underlying Fund assets. Values in the Sub-Accounts are reduced by these charges. Future Underlying Fund expenses may vary. Detailed information about charges and expenses incurred by each Underlying Fund is contained in that Underlying Fund’s prospectus.
The Monthly Deductions, including the Cost of Insurance Charges, are deducted proportionately from the value of each of the Sub-Accounts and the Fixed Account unless you or the Company agree otherwise. The Monthly Deductions are made on the “Monthly Anniversary Day,” which is the Date of Issue and the same day of each month thereafter. If the day that would otherwise be a Monthly Deduction Day is non-existent for that month, or is not a Valuation Day, then the Monthly Deduction Day is the next Valuation Day.
If the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction.
Premium Load; Net Premium Payment
We deduct a portion from each Premium Payment. This amount, referred to as “Premium Load,” covers a portion of the sales expenses incurred by the Company and certain policy-related state and federal tax liabilities. The Premium Payment, after deduction of the Premium Load, is called the “Net Premium Payment.” Target Premium is based on the maximum annual Premium allowed under the Internal Revenue Code for a policy which is not a MEC, providing a death benefit equal to the Specified Amount and paying seven level, annual Premiums. See the Tax Issues section later in this prospectus. The Target Premium is shown in the Policy Specifications.
Sales Charge.     The current sales charge ranges are:
Policy Years	Portion of Premium Paid up to Target Premium	Portion of Premium Paid greater than Target Premium
1	3.5%	0.5%
2	3%	0.5%
3	2%	0.5%
4-7	1%	0.5%
8+	0.5%	0.5%
The sales charge is guaranteed to be no higher than 5% of the total Premium paid in any Policy Year.
Premium Tax.     We deduct an explicit premium tax equal to state and municipal premium tax from each Premium Payment. The tax ranges from 0% to 5% depending upon the state of issue.
Deferred Acquisition Cost (DAC) Tax.     We deduct a 1% charge from each Premium Payment to help offset the company's tax liability associated with the Policy's acquisition costs.
For the purpose of calculating current and maximum Premium Loads, an increase in Specified Amount is treated as a newly issued policy.
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Surrender Charges
There are no Surrender Charges for your Policy.
Partial Surrender Fee
There is no Surrender Charge or Administrative Fee imposed on Partial Surrenders.
Transfer Fee
The Company reserves the right to charge $25 for each transfer after the twenty-fourth transfer per Policy Year.
In the event that we make a material change in the investment strategy of a Sub-Account, you may transfer the Accumulation Values allocated to that Sub-Account to any other Sub-Account or to the Fixed Account without being charged a fee and may do so even if you have requested 24 transfers during that Policy Year. This option to transfer from a Sub-Account must be exercised within 60 days after the effective date of such change in investment strategy of that Sub-Account. You will be provided written notice in the event that such a change is made.
Mortality and Expense Risk Charge
We assess a monthly Mortality and Expense Risk Charge (“M&E”) as a percentage of the Policy's Separate Account Value. The mortality risk assumed is that the Insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the Policies will be greater than we originally estimated.
Current Mortality and Expense Risk Charges, on an annualized basis, are within the ranges below, based on the level of average annual Planned Premium:
Policy Years	Annualized Mortality Expense Risk Charge
1-10	0.10%-0.40%
11-20	0.10%-0.20%
21 and after	0.10%
The Company reserves the right to increase the Mortality and Expense Risk Charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.50%.
Cost of Insurance Charge
A significant cost of variable life insurance is the “Cost of Insurance Charge”. This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.
The Cost of Insurance Charge for your Policy depends on the current “Net Amount at Risk”. The Net Amount at Risk is the death benefit, without regard to any benefits payable at the Insured's death under any riders, minus the Policy's Total Account Value. Because the Total Account Value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.
The Cost of Insurance Charge is determined by subtracting the Total Account Value from the death benefit at the beginning of the Policy Month, and multiplying the result (the “Net Amount at Risk”) by the applicable current cost of insurance rate as determined by the Company. The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy’s specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the Policy’s duration, the age, gender (in accordance with state law) and underwriting category of the Insured. Please note that it will generally increase each Policy Year as
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the Insured ages and are lower for healthy individuals. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in “Table II: Periodic Charges Other Than Fund Operating Expenses” in this prospectus.
Administrative Fee
The monthly Administrative Fee as of the date of policy issue is $6.00 per month in all Policy Years. The Company may change this fee after the first Policy Year based on its expectations of future expenses, but is guaranteed not to exceed $10.00 per month. There is an additional charge per $1,000 of Specified Amount that varies with the Insured's age. This charge will never exceed $0.17 per $1,000 of Specified Amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Policy Loan Interest
If you borrow against your Policy, interest will accrue on the loan balance. The interest rate will be the greater of 3.5%, or Moody’s Investors Service, Inc. Corporate Bond Yield Average – Monthly Average Corporates for the calendar month which ends two months prior to the Policy Anniversary. You may obtain the applicable monthly average at any time by contacting the Company. The interest rate will never exceed the maximum interest rate allowed by law in the state in which the Policy is issued.
We will notify you of the current Policy Loan Interest rate for this Policy at the time a Policy Loan is taken. If the Policy has a loan balance, we will notify you of any change in the interest rate at least 30 days before the new rate becomes effective.
Rider Charges
The following paragraphs describe the charges for the riders listed below. The features of the riders available with this Policy and any limitations on the selection of riders are discussed in the section headed “Riders”.
Term Insurance Rider.  This optional rider provides term life insurance on the life of the Insured, which is annually renewable to Attained Age 100. There are monthly Cost of Insurance Charges for this rider, based on the Policy duration, and the age and underwriting category of the Insured. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year.
Case Exceptions
We reserve the right to reduce Premium Loads or any other charges on certain multiple life sales (“Cases”) where it is expected that the amount or nature of such Cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including:
•	the number of lives to be insured,
•	the total Premiums expected to be paid,
•	total assets under management with the Company,
•	the nature of the relationship among the Insured individuals,
•	the purpose for which the Policies are being purchased,
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•	expected persistency of the individual policies, and
•	any other circumstances which we believe to be relevant to the expected reduction of our expenses.
Some of these reductions may be guaranteed but we may withdraw or modify others on a uniform Case basis. Reductions in charges will not be unfairly discriminatory to any Owners.
YOUR INSURANCE POLICY
Your Policy is a life insurance contract that provides for a death benefit payable on the death of the Insured. The Policy and the application constitute the entire contract between you and Lincoln Life.
The Policy includes Policy Specifications pages, with supporting schedules. These pages and schedules provide important information about your Policy such as: the identity of the Insured and Owner; Date of Issue; the Initial Specified Amount; the death benefit option selected; issue age; named Beneficiary; initial Premium Payment; expense charges and fees; and guaranteed maximum cost of insurance rates.
Note: The Policy Specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as “Policy Date”, “Effective Date” or “Policy Effective Date” (or “Rider Date”, “Rider Effective Date”) refer to the date that coverage under the Policy (or rider) becomes effective and is the date from which Policy Years, Policy Anniversary and ages are determined. Terms such as “Issue Date” or “Policy Issue Date” (or “Rider Issue Date”) generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that date. For example, the period of time we may have to contest a claim submitted in the first couple years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.
When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.
The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.
Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The Insured will need to prove current insurability and there may be a new contestable period for the new Policy. The death benefit and policy values may be less for some period of time in the new Policy.
Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.
We cannot process your requests for transactions relating to the Policy until we have received the request in “Good Order” at our Home Office. “Good Order” means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
We allow telephone or other electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.
Any telephone or other electronic transmission, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.
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Application
If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed Insured and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed Insured. Based on our review of medical information about the proposed Insured,  if required, we may decline to provide insurance, or we may place the proposed Insured in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the Insured's age, underwriting category, the Policy duration, and the current Net Amount at Risk.
A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the Insured is at least age 18 and at most age 85. Age will be determined by the nearest birthday of the Insured.
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who applies for a Policy. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver’s license, photo i.d. or other identifying documents.
Owner
The Owner on the date of policy issue is designated in the Policy Specifications. You, as Owner, will make the following choices:
1)	initial death benefit amount and death benefit option;
2)	either of two life insurance qualification methods;
3)	the amount and frequency of Premium Payments; and
4)	the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.
You are entitled to exercise rights and privileges of your Policy as long as the Insured is living  and before the maturity date. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, surrender the Policy entirely, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request. In addition to changes in ownership or Beneficiary designations, you should make certain that our records are up to date with respect to your address and contact information and, to the extent possible, the address and contact information of any Beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your Beneficiaries. Exercising a change in ownership may cause a taxable event. You should consult a tax advisor prior to exercising a change in ownership to determine the tax consequences of such exercise.
Right to Examine Period
You may return your Policy to us for cancellation within 10 days after you receive it (or a greater number of days if required by your state). This is called the “Right to Examine Period”. If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Total Account Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.
If your Policy is issued in a state that requires return of Premium Payments, or you are 60 years old or over and your Policy is issued in California, any Net Premium Payments received by us within 10 days (or a greater number of days if required by your state; 30 days in California) of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If your Policy is issued in a state that provides for return of value, any Net
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Premium Payments received before the end of the Right to Examine Period will be allocated directly to the Sub-Accounts and the Fixed Account, if applicable, which you designated. In all cases, if the Policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Total Account Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms. (Note: For California policies, you may direct us, in writing, to proceed to allocate your Net Premiums before the end of the 30 days.)
Initial Specified Amount
You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the Policy Specifications page.
Transfers
You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each Underlying Fund’s objective and investment policy before allocating money to the Sub-Accounts. (Note: Prior to moving money into the money market Sub-Account or allowing it to default into the money market Sub-Account as a result of a fund liquidation, closure or merger, refer to your Policy for specific impacts that may apply, if any.)
Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge. The Company reserves the right to charge $25 for each transfer request after the twenty-fourth request per year. Due to these limitations, if you want to transfer all of your Policy value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.
We reserve the right to restrict transfers of a portion of the Fixed Account Value to one or more Sub-Accounts to a period within 45 days following the Policy Anniversary. The transfer will be effective as of the next Valuation Period after your request is received by our Administrative Office. The amount of such transfer cannot exceed the greater of 20% of the greatest amount held in the Fixed Account Value during the prior 5 years or $1,000. Due to these limitations, if you want to transfer all of your policy value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.
Requests for transfers must be made in writing, or electronically, if you have previously authorized electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.
Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in Good Order before the close of regular trading on the NYSE (generally 4pm Eastern time on a business day) will normally be effective that day. There may be circumstances under which the NYSE may close before 4pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.
Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment advisor, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any
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refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the Underlying Funds' own policies and procedures on market timing activities. We may also defer or reject an allocation or transfer request that is subject to a restriction that is imposed by the Underlying Fund at any time. If an Underlying Fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests.
Market Timing
Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with “market timing” transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As an effort to protect our Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other Owners or shareholders.
In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. You should note that, these policies and procedures may result in an Underlying Fund deferring or permanently refusing to accept Premium Payments or transfers for the reasons described in “Transfers”, above. In such case, our rights and obligations will be as described in “Transfers”. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate excessive trading policies established by the Underlying Fund.
You should be aware that the purchase and redemption orders received by Underlying Funds generally are “omnibus” orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and policy values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Owners within given periods of time. In addition, managers of the Underlying Funds might contact us if they believe or suspect that there is market timing. If requested by an Underlying Fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific Underlying Fund policies and procedures.
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We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the Underlying Funds that may not have been captured by our Market Timing Procedures.
Once an Owner has been identified as a “market timer” under our Market Timing Procedures, we will notify the Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions from or on behalf of an Owner who has been identified as a market timer are inadvertently accepted, we will reverse the transaction within 1 - 2 business days of our discovery of such acceptance. We will impose this “original signature” restriction on that Owner even if we cannot identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.
Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Owners determined to be engaged in such transfer activity that may adversely affect other Owners or Underlying Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your Underlying Fund shares and increased brokerage and administrative costs in the Underlying Funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Owners. An exception for any Owner will be made only in the event we are required to do so by a court of law. In addition, certain Underlying Funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.
Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Owners or as applicable to all Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the Underlying Funds in the future.
Dollar Cost Averaging
Dollar Cost Averaging systematically transfers amounts from the money market Sub-Account. Transfer allocations may be made to one or more of the Sub-Accounts and the Fixed Account on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers may be elected at any time while your Policy is in force.
By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.
You may elect Dollar Cost Averaging on your application, or contact our Administrative Office for information.
Dollar Cost Averaging terminates automatically:
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1)	if the value in the money market Sub-Account is insufficient to complete the next transfer;
2)	one week after our Administrative Office receives a request for termination in writing, with adequate authentication;
3)	after 12 or 24 months (as elected on your application); or
4)	if your Policy is surrendered.
Automatic Rebalancing
You may elect to participate in Automatic Rebalancing. There is currently no charge for this program.
Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application supplement, until changed by the Owner. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing.
Automatic Rebalancing provides a method for reestablishing fixed proportions among your allocations to your Sub-Accounts on a systematic basis. Automatic Rebalancing helps to maintain your allocation among market segments, although it entails reducing your policy values allocated to the better performing segments. Therefore, you should carefully consider market conditions and the investment objectives of each Sub-Account and Underlying Fund before electing to participate in Automatic Rebalancing.
You may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated or the allocation may be changed at any time, by contacting our Administrative Office.
Riders
We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy, rider availability and benefits may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your Policy, or of other riders in force. Consult your financial and tax advisors before adding riders to, or deleting them from, your Policy.
Adjustable Benefit Enhancement Rider.   The Policy can be issued with an Adjustable Benefit Enhancement Rider. This rider provides additional Surrender Value on a temporary basis for a minimum of seven years after the Policy is issued. The Owner chooses the level of Surrender Value enhancement to be provided, up to a maximum amount determined by the Company. See the sections headed “Requested Adjustable Benefit Enhancement Amount” and “Maximum Adjustable Benefit Enhancement Amount” for more information.
The greater the amount of additional Surrender Value provided by this rider each year, the shorter the duration of the benefit. The amount of additional Surrender Value provided by this rider decreases each year and eventually equals zero. See section headed “Adjustable Benefit Enhancement Balance” for more information.
The maximum enhanced Surrender Value provided by this rider is based on the Policy’s face amount, but the benefit is not increased or decreased by any term insurance that may be added to the Policy. See section headed “Term Blend Adjustment Factor” for more information.
This rider must be elected at application, may not be available on all policies, and is subject to underwriting criteria. It may not be elected if you have elected the Enhanced Surrender Value Rider.
Under this rider, the Full Surrender Value of the Policy will equal:
1)	the policy value on the date of surrender; less
2)	the sum of the loan balance plus any accrued interest not yet charged; plus
3)	the adjustable benefit enhancement amount, if any.
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Adjustable Benefit Enhancement Amount.   On each Policy Anniversary, this amount will equal the lesser of a. or b., where:
a)	is the requested adjustable benefit enhancement amount; and
b)	is the maximum adjustable benefit enhancement amount.
This amount will remain level throughout the Policy Year, unless a Partial Surrender has been made since the preceding Policy Anniversary. If a Partial Surrender is made, the adjustable benefit enhancement amount will be recalculated to reflect changes to the maximum adjustable benefit enhancement amount.
Requested Adjustable Benefit Enhancement Amount.   At policy issue, the Owner selects a percentage of the available adjustable benefit enhancement balance. The selected percentage determines the adjustable benefit enhancement amount. The requested adjustable benefit enhancement amount will equal:
1)	the percentage of the available adjustable benefit enhancement balance selected by the Owner; multiplied by
2)	the available adjustable benefit enhancement balance.
Maximum Adjustable Benefit Enhancement Amount.   This is the maximum amount available upon Full Surrender of the Policy during the Policy Year. The amount will equal:
1)	the maximum adjustable benefit enhancement rate as determined by the Company; multiplied by
2)	the adjustable benefit enhancement balance, less the amount of Partial Surrenders since the preceding Policy Anniversary, if any; multiplied by
3)	the Term Blend Adjustment Factor.
Maximum Adjustable Benefit Enhancement Rate.   This rate may be changed at any time while this rider is in effect if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing, but is guaranteed to be at least 2% in any Policy Year.
The current maximum adjustable benefit enhancement rates and guaranteed minimum adjustable benefit enhancement rates are:
Policy Years	Current Rate	Guaranteed Rate
1	11%	2%
2	19.6%	2%
3	27.7%	2%
4	35.4%	2%
5	53.2%	2%
6	66.1%	2%
7+	100%	2%
Adjustable Benefit Enhancement Balance.   This is the basis for the total amount of the adjustable benefit enhancement amount available upon Full Surrender of the Policy. On each Monthly Deduction day, the balance will be calculated as:
1)	the adjustable benefit enhancement balance on the preceding Monthly Deduction day; minus
2)	the adjustable benefit enhancement deduction amount; minus
3)	the amount of any Partial Surrenders since the preceding Monthly Deduction day, if any; plus
4)	the equivalent interest on items 1, 2 and 3, calculated at an annual interest rate of 3%.
The duration of the benefit depends on the requested adjustable benefit enhancement amount chosen by the Owner. A requested adjustable benefit enhancement amount less than the maximum will extend the duration of the benefit. Unless terminated under this rider’s provisions, the benefit will last for a minimum of seven years. This rider
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provides no benefits after the adjustable benefit enhancement deductions reduce the adjustable benefit enhancement amount to zero.
On the Date of Issue of the rider, the adjustable benefit enhancement balance will be the lesser of a) or b), where:
a)	is the sum of Premiums paid on the Date of Issue of the Policy; and
b)	is the Target Premium for the Policy Year, as shown in the Policy Specifications. If a term insurance rider is attached to your Policy, the Target Premium will be multiplied by the ratio of the target face amount to the basic Policy Specified Amount for use here; this information is also shown in the Policy Specifications.
The initial adjustable benefit enhancement balance will not be increased or decreased by any term insurance that may be added through another rider.
Adjustable Benefit Enhancement Deduction Amount.   This is the amount of adjustable benefit enhancement that was available in the previous Policy Year. The adjustable benefit enhancement balance will be permanently decreased by this amount each Policy Year. For the Monthly Deduction day coinciding with the Policy Anniversary, this deduction amount is equal to the lesser of a. or b., where:
a)	is the requested adjustable benefit enhancement amount; and
b)	is the maximum adjustable benefit enhancement amount.
For other Monthly Deduction days, the deduction amount will be zero.
Term Blend Adjustment Factor.   This factor is equal to 1.0 unless a term insurance rider is attached to your Policy. If a term insurance rider is attached to your Policy, the Term Blend Adjustment Factor will equal (1) plus (2) multiplied by (3) where :
1)	is the minimum adjustment factor, as shown in the Policy Specifications;
2)	is one minus the minimum adjustment factor; and
3)	is the ratio of the basic Policy Specified Amount to the target face amount.
If term insurance is added to the Policy, the Term Blend Adjustment Factor will reduce the maximum adjustable benefit enhancement amount, and limit the amount of benefit available under this rider, as though no term insurance is in force. If no term insurance is added to the Policy, the Term Blend Adjustment Factor will have no effect on the maximum adjustable benefit enhancement amount. Therefore, the benefit provided by this rider is not increased or decreased by any term insurance that may be added to the Policy.
This rider will terminate without value on the date of any change in, or assignment of, ownership rights to the Policy for the purpose of effecting an exchange for another policy under Section 1035 of the Internal Revenue Code. In the event of a Section 1035 exchange, the adjustable benefit enhancement amount will not be payable.
The rider otherwise terminates on the earliest of:
1)	the death of the Insured, or
2)	the maturity date of the Policy, as shown in the Policy Specifications; or
3)	the date this Policy is terminated, as provided under the Grace Period provision of the Policy; or
4)	the next Monthly Deduction day after we receive your written request to terminate this rider.
The following rider is not available for issue on or after May 1, 2016.
Alternative Policy Loan Rider.   The Policy can be issued with an Alternative Policy Loan Rider. There is no charge for this rider. The rider must be elected at application and may not be available on all policies. The rider may be added after issue with the Company’s consent. This rider allows an Owner to borrow a portion of the Surrender Value of the Policy, as defined in the section of the prospectus headed “Policy Surrenders,” without removing cash
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value from the Fixed Account and Sub-Accounts or transferring any amount to the loan balance, subject to certain limitations. See the section headed “Maximum Alternative Policy Loan Balance” for more information.
The standard Policy Loan provision remains available when this rider is in effect. An alternative Policy Loan may be taken in lieu of, or in addition to, a standard Policy Loan.
Alternative Policy Loan.   If the Policy has a Surrender Value, you may request to take an alternative Policy Loan. Outstanding alternative Policy Loans and accrued interest reduce the Policy’s Surrender Value and death benefit. The Company will grant an alternative Policy Loan against the Policy provided:
a)	a loan agreement is properly executed;
b)	a satisfactory assignment of the Policy to the Company is made; and
c)	the alternative Policy Loan balance does not exceed the maximum alternative Policy Loan balance. (See the section headed “Maximum Alternative Policy Loan Balance” for more information.)
An assignment of the Policy to the Company authorizes the Company to collect a portion of the Policy’s account value or death benefit equal to the amount of any alternative Policy Loan balance at the time the Policy is surrendered or a death benefit becomes payable. If an alternative Policy Loan balance is outstanding when the Policy is surrendered or when the Insured dies, the amount collected by the Company through the assignment will reduce the amount otherwise payable as surrender proceeds or as a death benefit.
Alternative Policy Loan Balance.   The amount of any outstanding alternative Policy Loan, plus any due and unpaid interest.
Maximum Alternative Policy Loan Balance.   On each Valuation Day, the maximum alternative Policy Loan balance is the sum of:
1.	the balance in the money market Sub-Account account multiplied by 0.90, and
2.	the alternative Policy Loan factor multiplied by
a)	the sum of the Fixed Account Value and the Sub-Account value, less
b)	the value in the money market Sub-Account
The Sub-Account value is the sum of the current values of all Sub-Accounts in which you have invested. The alternative Policy Loan factor on the Date of Issue is shown on the Policy Specifications page. The Company may change the available maximum alternative Policy Loan balance based on market conditions, the interest rate environment, and the total value of the Fixed Account and the Sub-Accounts, including the money market account. A change in the maximum alternative Policy Loan balance will be based on a change in the alternative Policy Loan factor. If the maximum alternative Policy Loan balance is reduced, the amount of any alternative Policy Loan balance which exceeds the reduced maximum alternative Policy Loan balance will effect a transfer to the money market account from the Fixed Account and other Sub-Accounts as follows. We will notify you in writing if the maximum alternative Policy Loan balance is reduced or there is a transfer to the money market account from the Fixed Account and the other Sub-Accounts.
There will be a transfer to the money market account from the Fixed Account and the other Sub-Accounts:
a)	on any Monthly Anniversary Day when the alternative Policy Loan balance exceeds the maximum alternative Policy Loan balance, or
b)	on any day when the alternative Policy Loan balance exceeds the maximum alternative Policy Loan balance by more than 5%.
If there is a transfer to the money market account from the Fixed Account and the other Sub-Accounts, the amount transferred will be equal to:
a)	the difference between the alternative Policy Loan balance and the maximum alternative Policy Loan balance, divided by
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b)	0.90 minus the alternative Policy Loan factor.
The amount of such transfers from the Fixed Account and the other Sub-Accounts will be in proportion to the account value allocated to those accounts. If you wish to prevent conversion to a standard Policy Loan, you may instruct us to transfer a portion of the alternative Policy Loan balance from the Fixed Account and Sub-Accounts to the Lincoln money market fund in order to maintain an alternative Policy Loan balance which does not exceed the maximum alternative Policy Loan balance. These transfers do not count against the free transfers available.
Total Loan Balance.   This is the total amount of all outstanding Policy Loans, whether taken as a standard Policy Loan or as an alternative Policy Loan. The total loan balance may not exceed 90% of the Accumulation Value of the Policy.
Total Loan Balance Repayment.   The total loan balance will be reduced by the amount of any repayment of the alternative Policy Loan or standard Policy Loan. Any repayment of Indebtedness, other than loan interest, will be applied first to any standard Policy Loans until paid, then to any alternative Policy Loan balance, unless otherwise agreed to in writing by you and the Company
Alternative Policy Loan Interest.   Interest will accrue on the alternative Policy Loan balance. Interest charged on the alternative Policy Loan balance accrues daily and is payable annually on each Policy Anniversary or as otherwise agreed to in writing by you and the Company. The accrued loan interest amount, if not paid, will be added to the alternative Policy Loan balance.
The interest rate charged on the alternative Policy Loan balance is based on a published monthly average. The maximum monthly average will be “Moody’s Corporate Bond Yield Average - Monthly Average Corporates” as published by Moody’s Investors Service, Inc., or any successor to that service. You may obtain the applicable monthly average at any time by contacting the Company.
The interest rate charged on the alternative Policy Loan balance during any Policy Year will not exceed the maximum rate for that year. The maximum rate will be the greater of:
1)	Moody’s Investors Service, Inc. Corporate Bond Yield Average - Monthly Average Corporates for the calendar month which ends two months before the month in which the Policy Anniversary occurs; or
2)	4.25%
The maximum interest rate charged is limited only by the maximum interest rate allowed by law in the state in which the Policy is issued.
We may change the interest rate charged on the alternative Policy Loan balance during the Policy Year. We will notify you of the current alternative Policy Loan Interest rate at the time the alternative Policy Loan is requested. We will notify you in writing within 30 days if there is a change in the loan interest rate applicable to any existing alternative Policy Loan balance.
Transfer of Loan Balances.   You may request in writing to transfer all, or a portion, of the alternative Policy Loan balance to the standard Policy Loan balance. You may also request in writing to transfer all, or a portion, of a standard Policy Loan balance to the alternative Policy Loan balance as long as this does not cause the alternative Policy Loan balance to exceed the maximum alternative Policy Loan balance. Converting all or a portion of an alternative Policy Loan balance to a standard Policy Loan will cause an amount equal to the converted loan balance to be transferred from the Fixed Account and Sub-Accounts to the Loan Collateral Account in proportion to the account value allocated to the Fixed Account and Sub-Accounts at that time. Converting all or a portion of a standard Policy Loan balance to an alternative Policy Loan will cause an amount equal to the converted loan balance amount to be transferred from the Loan Collateral Account to the Fixed Account and Sub-Accounts in proportion to the account value allocated to the Fixed Account and Sub-Accounts at that time.
The effective rate of interest for a standard Policy Loan will not exceed 1.25%, based on the difference between the rate of interest charged on the outstanding Policy Loan balance and the rate of interest credited on amounts transferred to the loan balance. Because an alternative Policy Loan does not cause any portion of the policy value to be transferred to the loan balance, the effective rate of interest for an alternative Policy Loan will be the difference
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between the rate of interest charged on the alternative Policy Loan balance and the performance of the Sub-Accounts to which account value has been allocated. Therefore, the effective rate of interest for an alternative Policy Loan could be higher or lower than the effective rate of interest for a standard Policy Loan. The benefit, if any, of choosing an alternative Policy Loan over a standard Policy Loan will depend on the investment experience of the Sub-Accounts.
Change of Insured Rider.  With this rider, you may name a new Insured in place of the current Insured. Underwriting and policy value requirements must be met. There is no separate charge for this rider. Policy charges applicable to the new Insured may differ from charges applicable to the current Insured. Exercising the Change of Insured Rider is a fully taxable event.
Enhanced Surrender Value Rider.  The Policy can be issued with an Enhanced Surrender Value Rider. This rider is generally elected at application, and will be offered with all Policies described in this prospectus. Availability of the rider is subject to underwriting requirements for total Premiums expected to be paid, and other underwriting criteria. It may not be elected if you have elected the Adjustable Benefit Enhancement Rider or the Load Amortization Rider. It may be added after the Date of Issue of the Policy only with Lincoln Life’s consent. There is no cost for this rider.
This rider provides two additional benefits:
a)	Surrender Value benefit: an extra benefit in the event of a Full Surrender of the Policy, and
b)	expense reduction benefit: a reduction in expense charges and fees in the Policy.
A. Surrender Value benefit.
Under this rider, the Full Surrender Value of the Policy will equal:
a)	the policy value on the date of surrender; less
b)	the loan balance plus any accrued interest; plus
c)	the Surrender Value enhancement benefit, if any.
The Surrender Value enhancement benefit is an amount equal to the lesser of (a) or (b), where:
a)	is the Target Enhancement Amount; and
b)	is the Maximum Enhancement Amount.
Target Enhancement Amount.  On any Monthly Deduction day, the Target Enhancement Amount is equal to the Target Surrender Value less the Total Account Value of the Policy. For purposes of this rider, if the Target Enhancement Amount is negative, it will be considered to be zero.
Target Surrender Value.  On each Monthly Deduction day, the Target Surrender Value will be calculated as (1), plus (2), plus (3), minus (4), where:
1)	is the Target Surrender Value on the immediately preceding Monthly Deduction day.
2)	is all Premiums received since the immediately preceding Monthly Deduction day.
3)	is monthly equivalent interest on items (1) and (2) calculated using the annual Target Yield rate shown on Target Yield rate table.
4)	is the amount of any Partial Surrenders since the immediately preceding Monthly Deduction day.
On the Date of Issue, the Target Surrender Value will be the initial Premium received. On any day other than the Date of Issue or a Monthly Deduction day, the Target Surrender Value will be the Target Surrender Value as of the preceding Monthly Deduction day, plus all Premiums received and less any Partial Surrenders taken since the preceding Monthly Deduction day.
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Target Yield.  The Target Yield is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual Target Yield rates are:
Policy Years	Target Yield Rate	Policy Years	Target Yield Rate
1	7%	7	4%
2	7%	8	3%
3	7%	9	2%
4	6%	10	1%
5	5.5%	11+	0%
6	5%
The Target Yield rate will not exceed 15% in any Policy Year.
Maximum Enhancement Amount.  The Maximum Enhancement Amount is equal to the Cumulative Surrender Value Premium times the maximum enhancement rate for any Policy Year times the Term Blend Adjustment Factor.
Cumulative Surrender Value Premium.  The Cumulative Surrender Value Premium for any Policy Year is the lesser of (a) or (b), where:
a)	Is the sum of the Premiums paid during the Policy Year; less the sum of any Partial Surrenders during the Policy Year; and
b)	Is the Target Premium for the Policy Year; times the ratio of the target face amount to the basic Policy Specified Amount if a term insurance rider is attached to this Policy
During the first Policy Year, the Cumulative Surrender Value Premium for all prior Policy Years is zero.
Maximum Enhancement Rate.  The Maximum Enhancement Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual Maximum Enhancement Rates are:
Policy Years	Maximum Enhancement Rate	Policy Years	Maximum Enhancement Rate
1	16%	7	5%
2	15%	8	3%
3	15%	9	2%
4	12%	10	1%
5	9%	11+	0%
6	7%
The Maximum Enhancement Rate will not exceed 25% in any Policy Year.
Term Blend Adjustment Factor.  The Term Blend Adjustment Factor is equal to 1.0 unless a term insurance rider is attached to the Policy. If a term insurance rider is attached this Policy, the Term Blend Adjustment Factor will equal the minimum adjustment factor plus one minus the minimum adjustment factor times the ratio of the basic Policy Specified Amount to the target face amount shown in the Policy Specifications. The current value of the minimum adjustment factor is shown in the Policy Specifications.
B. Expense reduction benefit.
In Policy Years six through ten, this rider will provide a reduction to the expense charges deducted under the Policy. This amount is equal to the following:
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Policy Years	Expense Reduction Amount
6-10	The lesser of (a) or (b) where: (a) is the expense reduction rate times the accumulated Premiums paid for Policy Years one through five; and (b) is the expense charges due under the Policy
There is no expense reduction in Policy Years 1 through 5 or in Policy Year 11 and beyond.
Expense Reduction Rate.  The Expense Reduction Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current Expense Reduction Rates are:
Policy Years	Monthly Expense Reduction Rate	Policy Years	Monthly Expense Reduction Rate
1	0%	7	0.00833%
2	0%	8	0.00833%
3	0%	9	0.00833%
4	0%	10	0.00833%
5	0%	11+	0%
6	0.00833%
The Expense Reduction Rate will not exceed an annual rate of 5% in any Policy Year.
If this rider is elected, in lieu of the Monthly Deduction as described in the Policy, the Monthly Deduction for a Policy Month will be calculated as (1) plus (2) less the expense reduction amount, where:
1)	is the Cost of Insurance for the base Policy and the cost of any supplemental riders or optional benefits, and
2)	is the monthly Administrative Fee for the base Policy.
This rider will terminate without value in the event that this Policy is exchanged for another under §1035 of the Internal Revenue Code.
This rider otherwise terminates on the earliest of:
1)	the death of the Insured; or
2)	the maturity date of this Policy; or
3)	the date this Policy ends; or
4)	the next Monthly Deduction day after we receive your written request to terminate this rider.
Term Insurance Rider.  The Policy can be issued with a term insurance rider as a portion of the total death benefit. The rider provides term life insurance on the life of the Insured, which is annually renewable to Attained Age 100. This rider will continue in effect unless canceled by the Owner. The amount of coverage provided under the rider’s benefit amount varies from month to month.
The benefit amount is the target face amount minus the basic Policy Specified Amount. Refer to your Policy Specifications for the benefit amount.
The cost of the rider is added to the Monthly Deductions, and is based on the Insured’s premium class, issue age and the number of Policy Years elapsed. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year.
The rider’s death benefit is included in the total death benefit paid under the Policy.
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Continuation of Coverage
Coverage of this Policy will continue to the maturity date if your Surrender Value is sufficient to cover each Monthly Deduction. The maturity date for this Policy is the Policy Anniversary nearest the Insured’s 100th birthday. As of the maturity date, the death benefit will be equal to the Surrender Value.
Paid-Up Nonforfeiture Option
You may elect, any time prior to the maturity date, to continue this Policy as paid-up life insurance. The effective date of the paid-up insurance will be the Monthly Deduction day following the receipt of your written request at our Administrative Office. As of the effective date:
•	the Specified Amount will be the amount which the Surrender Value will purchase as a net single Premium at the Insured’s then Attained Age, using the guaranteed interest and mortality basis of the original Policy (this may not exceed the death benefit),
•	no further Premium Payments, Monthly Deductions, interest credits or changes in coverage may be made,
•	we will transfer the Separate Account Value to the Fixed Account Value, and
•	all extra benefit riders will terminate.
Coverage Beyond Maturity
At any time prior to the maturity date of this Policy, you may, by written request, elect to continue coverage beyond the maturity date. Any extra benefit riders will be terminated on the maturity date.
If elected, the following will apply:
•	we will transfer the value of the Separate Account to the Fixed Account,
•	we will credit interest on the policy value,
•	where permitted by law we will continue to charge you Monthly Deductions, except we will not charge you any cost of insurance,
•	loan interest on any loans outstanding on the maturity date will continue to accrue,
•	the death benefit will be equal to the policy value and the Death Benefit Proceeds will be the policy value less any Indebtedness.
This provision is not available if you select the Paid-Up Non-Forfeiture Option. Also, the Paid-Up Non-Forfeiture Option will not be available when the coverage beyond maturity provision takes effect.
At this time, uncertainties exist about the tax treatment of the Policy if it should continue beyond the maturity date. Therefore, you should consult your tax advisor before the Policy becomes eligible for coverage beyond maturity.
Termination of Coverage
All policy coverage terminates on the earliest of:
1)	Full Surrender of the Policy;
2)	death of the Insured;
3)	failure to pay the necessary amount of Premium to keep your Policy in force; or
4)	the maturity date, unless coverage beyond maturity is elected.
Loan interest will continue to accrue on any outstanding loans. Provisions may vary in certain states.
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State Regulation
The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state specific features.
PREMIUMS
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum Premium required except to keep the Policy in force. Premium Payments may be required from time to time in order to insure that the Net Accumulation Value of the Policy is sufficient to pay the Monthly Deductions. Otherwise, the Policy will lapse. (See the “Lapse and Reinstatement” section of this prospectus.) Premiums may be paid anytime before the Insured reaches age 100, subject to our right to limit the amount or frequency of additional Premium Payments. (See the “Planned Premiums; Additional Premiums” section of this prospectus.)
The initial Premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two Monthly Deductions.
Allocation of Net Premium Payments
Your Net Premium Payment is the portion of a Premium Payment remaining, after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts or the Fixed Account.
You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on the application. Net Premium Payments will be allocated on the same basis as the initial Net Premium Payment unless we are instructed otherwise, in writing or electronically. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time. The percentages of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must total 100%. We credit Net Premium Payments to your Policy as of the end of the Valuation Period in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 p.m. Eastern Time, unless the New York Stock Exchange closes earlier.
The Valuation Period is the time between Valuation Days. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.
Planned Premiums; Additional Premiums
Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. Premium Payments may be billed annually, semi-annually, quarterly, or monthly.
In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.
You may increase Planned Premiums, or pay additional Premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.
We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the death benefit and the Total Account Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.
We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test or, if you so elected at the time you applied for the Policy, the Cash Value Accumulation Test. The excess amount of Premium will be returned to you.
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We may accept alternate instructions from you to prevent your Policy from becoming a MEC. Refer to the section headed “Tax Issues” for more information.
Life Insurance Qualification
A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Internal Revenue Code (“Code”). At the time of purchase, you may choose either the Guideline Premium Test or the Cash Value Accumulation Test.
The Guideline Premium Test limits the amount of Premiums that may be paid into the Policy in relation to the death benefit and requires a minimum amount of death benefit in relation to policy value. The death benefit that results from the Guideline Premium Test is usually less than the amount of death benefit that results from the Cash Value Accumulation Test.
The Cash Value Accumulation Test does not limit the amount of Premiums that may be paid into the Policy, as long as there is enough death benefit in relation to policy value at all times. The minimum death benefit that is required in relation to policy value depends on the Insured’s age, gender, and risk classification.
Both tests require increases in death benefit as policy value increases. Increases in the minimum death benefit required under the Cash Value Accumulation Test are usually greater than those required under the Guideline Premium Test. Increases in the death benefit required by either test will increase the cost of insurance under the Policy, which can reduce policy value. Refer to your Policy Specifications page for the limits applicable to your Policy.
Discuss this choice with your financial representative and tax advisor before purchasing the Policy. Once your Policy is issued, the qualification method cannot be changed.
Policy Values
Policy value in your variable life insurance policy is also called the “Accumulation Value”.
The Total Account Value equals the sum of the Fixed Account Value, the Separate Account Value, and the loan balance. At any point in time, the Total Account Value reflects:
1)	Net Premium Payments made;
2)	the amount of any Partial Surrenders;
3)	any increases or decreases as a result of market performance of the Sub-Accounts;
4)	interest credited to the Fixed Account or the loan balance; and
5)	all charges and fees deducted.
The Separate Account Value, if any, is the portion of the Total Account Value attributable to the Separate Account. This value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. The current value of each Sub-Account is determined by multiplying the number of Variable Accumulation Units credited or debited to that Sub-Account with respect to this Policy by the Variable Accumulation Unit Value of that Sub-Account for such Valuation Period.
The “Variable Accumulation Unit” is a unit of measure used in the calculation of the value of each Sub-Account. It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit Value for a Sub-Account for a Valuation Period is determined as follows:
1)	the total value of Underlying Fund shares held in the Sub-Account is calculated by multiplying the number of Underlying Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the Underlying Fund made during the Valuation Period; minus
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2)	the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and
3)	the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.
In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily Mortality and Expense Risk Charge multiplied by the number of calendar days in the Valuation Period.
The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. Fixed Account principal is not subject to market fluctuation and interest is credited at an annual rate of but not less than 3%.
The loan balance, if any, reflects  amounts held as collateral on any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company’s General Account. Amounts transferred to the loan balance do not participate in the performance of the Sub-Accounts or the Fixed Account. We do not guarantee the loan balance. The loan balance will earn interest at an annual rate of but not less than 3%.
We will notify you of the current Policy Loan Interest rate for this Policy at the time a Policy Loan is taken. If the Policy has a loan balance, we will notify you of any change in the interest rate before the new rate becomes effective.
The interest earned by the loan balance will be added to the Fixed Account Value and the Separate Account Value in the same proportion in which the loan amount was originally deducted from these values.
The “Net Total Account Value” is the Total Account Value less the loan balance. It represents the net value of your Policy and is the basis for calculating the Surrender Value.
Annual Statement
We will tell you at least annually the Total Account Value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account Value and the loan balance. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.
DEATH BENEFITS
The Death Benefit Proceeds is the amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment.
Death Benefit Options
Three different death benefit options are available. Regardless of which death benefit option you choose, the Death Benefit Proceeds payable will be the greater of:
1) the amount determined by the death benefit option in effect on the date of the death of the Insured, or
2) a percentage of the Total Account Value equal to that required by the Internal Revenue Code to maintain the Policy as a life insurance policy. This is also called the minimum required death benefit, and will vary depending on the life insurance qualification method you have chosen for your Policy.
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Death Benefit Proceeds under either calculation will be reduced by any loan balance plus any accrued interest, and any overdue deductions.
The following table provides more information about the death benefit options.
Option	Death Benefit Proceeds Equal to the	Variability
1	Specified Amount, which includes the Total Account Value as of the date of the Insured’s death.	Generally provides a level death benefit
2	Sum of the Specified Amount plus theTotal Account Value as of the date of the Insured’s death.	May increase or decrease over time, depending on the amount of Premium paid and the investment performance of the underlying Sub-Accounts or the Fixed Account.
3	Specified Amount plus the accumulated Premiums (all Premiums paid from the Date of Issue accumulated at the Premium accumulation rate chosen by you before policy issue and shown in the Policy Specifications pages), less withdrawals as of the date of the Insured’s death.	Will generally increase, depending on the amount of Premium paid.
If your Policy includes a term insurance rider, the target face amount replaces the Specified Amount in each of the death benefit options.
If for any reason the Owner does not elect a particular death benefit option, Option 1 will apply until changed by the Owner.
Changes to the Initial Specified Amount and Death Benefit Options
Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the Specified Amount. The minimum Specified Amount is currently $100,000.
The death benefit option may be changed by the Owner, subject to our consent, as long as the Policy is in force.
You must submit all requests for changes among death benefit options and changes in the Specified Amount in writing to our Administrative Office. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.
Option change	Impact
1 to 2	The new Specified Amount will equal the Specified Amount prior to the change minus the Total Account Value at the time of the change.
2 to 1	The new Specified Amount will equal the Specified Amount prior to the change plus the Total Account Value at the time of the change.
1 to 3	Changes from Option 1 to Option 3 are not allowed.
3 to 1	The new Specified Amount will equal the Specified Amount prior to the change plus the accumulated Premiums, less withdrawals (all Premiums paid from the Date of Issue accumulated at the Premium accumulation rate chosen by you before policy issue and shown in the Policy Specifications pages), at the time of the change.
2 to 3	Changes from Option 2 to Option 3 are not allowed.
3 to 2	Changes from Option 3 to Option 2 are not allowed.
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Any Reductions in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.
We may decline any request for change of the death benefit option or Reduction in Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law.
Any change is effective on the first Monthly Deduction day on, or after, the date of approval of the request by Lincoln Life. If the Monthly Deduction amount would increase as a result of the change, the change will be effective on the first Monthly Deduction day on which the Total Account Value is equal to, or greater than, the Monthly Deduction amount.
Death Benefit Proceeds
Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the Insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.
After receipt at our Administrative Office of proof of death of the Insured, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.
Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period of three to five years from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.
POLICY SURRENDERS
You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.
The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. This equals the Total Account Value minus the loan balance including any accrued interest, plus any amount that may be provided by a rider. All or part of the Surrender Value may be applied to one or more of the settlement options.
Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.
Partial Surrender
You may make a Partial Surrender, withdrawing a portion of your policy values, anytime after the first Policy Year, while the Policy is in force. You must request a Partial Surrender in writing. The total of all Partial Surrenders may
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not exceed 90% of the Surrender Value of your Policy. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.
Partial Surrenders may reduce the Total Account Value, the death benefit, and the Specified Amount. The amount of the Partial Surrender will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.
Death Benefit Option in Effect	Impact of Partial Surrender
1	Will reduce the Total Account Value, death benefit and the Specified Amount.
2	Will reduce the Total Account Value and the death benefit, but not the Specified Amount.
3	Will reduce the Total Account Value, accumulated Premiums (all Premiums paid from the Date of Issue accumulated at the premium accumulation rate, less any prior withdrawals), death benefit and may reduce the Specified Amount.
Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.
We may at our discretion decline any request for a Partial Surrender.
POLICY LOANS
You may borrow against the Surrender Value of your Policy. We reserve the right to limit the amount of your loan so that total Policy Indebtedness will not exceed 90% of an amount equal to the Total Account Value minus the loan balance. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the Policy’s death benefit and Total Account Value.
An amount equal to the amount of any loans you take will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values and transferred to the Loan Collateral Account. The amount allocated to the Loan Collateral Account will always equal the total amount of all loans taken and any interest accrued but not paid on them (the “loan balance”.) Amounts transferred to the Loan Collateral Account do not participate in the performance of the Sub-Accounts or Fixed Account other than as noted below and other than in the event the loan is taken pursuant to the terms of the Alternative Policy Loan Rider. The loan balance does not include the amount of any loan obtained through that rider. Unless paid in advance, loan interest will be treated as an additional Policy Loan and added to the loan balance. Amounts equal to due and unpaid interest are also proportionally transferred to the Loan Collateral Account. Loans, therefore, can affect the Policy's death benefit and Accumulation Value whether or not they are repaid. Policy Values in the Loan Collateral Account are part of the Company's General Account.
Your outstanding loan balance may be repaid at any time during the lifetime of the Insured employee. The loan balance will be reduced by the amount of any loan repayment. An amount equal to any repayment will be transferred from the Loan Collateral Account and allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are then being allocated.
If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current Total Account Value, the Policy will terminate subject to the conditions in the Grace Period provision. If your Policy lapses while a loan is outstanding, there may be adverse tax consequences.
The annual loan interest rate we charge during any Policy Year will be:
•	the monthly average (Moody’s Investors Service, Inc. Composite Yield on Corporate Bonds) for the calendar month which ends two months before the month in which the Policy Anniversary occurs, or, if greater,
•	3.5%
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This rate may increase only when it would be at least 0.5% higher than the prior Policy Year’s rate and decrease only when it would be at least 0.5% lower than the prior Policy Year’s rate. We will not change the loan interest rate we charge if the new rate would be less than 0.5% higher or lower than the rate we charged for the prior Policy Year.
When you take a loan, we will tell you the current Policy Loan Interest rate. We will tell you in advance of any interest rate change. You must pay interest on the anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a policy. Any unpaid interest is added to the loan and will be taken proportionally from the amount in each funding option.
Amounts in the Loan Collateral Account shall earn interest at a lower rate than the Policy Loan Interest rate. The difference between the rates will never exceed 0.50%.
Please note that there may be adverse tax consequences in the event that your Policy lapses with an outstanding loan balance.
LAPSE AND REINSTATEMENT
If at any time the Total Account Value less the Loan Collateral Account value is insufficient to pay the Monthly Deduction, all coverage will terminate. This is referred to as Policy Lapse. The Total Account Value less the Loan Collateral Account value may be insufficient:
1)	because it has been exhausted by earlier deductions;
2)	as a result of poor investment performance;
3)	due to Partial Surrenders;
4)	due to Indebtedness for Policy Loans; or
5)	because of a combination of any of these factors.
If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the Total Account Value less the Loan Collateral Account value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Deduction day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
If the amount in the notice is not paid to us within the Grace Period, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Deduction day on which the Monthly Deduction could not be paid. If the Insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.
Reinstatement of a Lapsed Policy
If your Policy has lapsed and the Insured has not died since lapse, you may reinstate your Policy within five years of the Policy Lapse date, provided:
1)	the Policy has not been surrendered;
2)	there is an application for reinstatement in writing;
3)	satisfactory evidence of insurability is furnished to us and we agree to accept the risk for the Insured;
4)	we receive a payment sufficient to keep your Policy in force for at least three months; and
5)	any accrued loan interest is paid and any remaining loan balance, including interest, is either paid or reinstated.
The reinstated Policy will be effective as of the Monthly Anniversary Date or next following the date on which we approve your application for reinstatement. If a Policy Loan is being reinstated, the Policy's Accumulation Value at
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reinstatement will be the amount reinstated in the Loan Collateral Account plus the Net Premium Payment made less all Monthly Deductions due.
TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.
Taxation of Life Insurance Contracts in General
Tax Status of the Policy.  Section 7702 of the Internal Revenue Code of 1986 as amended (“Code”) establishes a statutory definition of life insurance for federal tax purposes. We believe that the Policy will meet the statutory definition of life insurance under one of two tests recognized by the Code. The Guideline Premium Test, which limits Premiums paid depending upon the Insured's age, gender, and risk classification, provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. The Cash Value Accumulation Test, which does not limit Premiums paid, requires the Policy to provide a minimum death benefit in relation to the policy value, depending on the Insured's age, gender, and risk classification. Once your Policy is issued, the qualification test cannot be changed. As a result, the death benefit payable will generally be excludable from the Beneficiary’s gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the Insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are “adequately diversified” in accordance with U.S. Treasury Department (“Treasury”) regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.
Investments in the Separate Account Must be Diversified.  For your Policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the Treasury regulations so that the Separate Account will be considered “adequately diversified.”
Restriction on Investment Options.  Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing Policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.
No Guarantees Regarding Tax Treatment.  We make no guarantee regarding the tax treatment of any life insurance policy or of any transaction involving a life insurance policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your Policy.
Tax Treatment of Life Insurance Death Benefit Proceeds.  In general, the amount of the death benefit payable from a life insurance policy because of the death of the Insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary’s
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income, and amounts attributable to interest (accruing after the Insured’s death) which will be includible in the Beneficiary’s income.
Tax Deferral During Accumulation Period.  Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the Insured’s death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the “investment in the contract.” (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The “investment in the contract” generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether Partial Surrenders (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a MEC for federal income tax purposes.
Policies That Are MECs
Characterization of a Policy as a Modified Endowment Contract (“MEC”).  A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. Your Policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the “7-Pay Test,” a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. Your Policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if your Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which your Policy may become a MEC include a material change to your Policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.
Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.  If your Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in your Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, and any monthly charge for additional benefits that are not qualified additional benefits, as a withdrawal of such amount or portion. The investment in your Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.
Additional Taxes Payable on Withdrawals.  A 10% additional tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the additional tax exceptions apply to a taxpayer who is not an individual.
Special Rules if You Own More than One MEC.  In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% additional tax described above.
Policies That Are Not MECs
Tax Treatment of Withdrawals.  If your Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy.
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Thus, a withdrawal from your Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.
Certain Distributions Required by the Tax Law in the First 15 Policy Years.  Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.
Tax Treatment of Loans.  If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Collateral Account equals the interest rate charged to you for the loan, such as in the case of an alternative Policy Loan, it is possible that some or all of the loan proceeds may be includible in your income. If your Policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.
Other Considerations
Insured Lives Past Age 100.  If the Insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Total Account Value in the year the Insured attains age 100.
Compliance with the Tax Law.  We believe that the maximum amount of Premium Payments we have determined for the Policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments, and, if the Premium Payments during a Policy Year exceed those permitted by the tax law, we will refund the excess Premiums within 60 days of the end of the Policy Year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We may accept alternate instructions from you to prevent your policy from becoming a MEC. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the Policy with the federal tax definition of life insurance.
Disallowance of Interest Deductions.  Interest on Policy Loan Indebtedness  including an alternative Policy Loan, if any, is not deductible.
If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the Policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner’s spouse at the time first covered by the Policy.
Employer-Owned Contracts. In the case of an “employer-owned life insurance contract” as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the Insured to acquire an ownership interest in a business, or where the contract covers the life of a
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director or an Insured who is “highly compensated” within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisors for guidance as to their application.
Federal Income Tax Withholding.  We will withhold and remit to the IRS a part of the taxable portion of each distribution made under your Policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.
Unearned Income Medicare Contribution. Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, Full Surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from your Policy are subject to this tax.
Changes in the Policy or Changes in the Law.  Changing the Owner, exchanging your Policy, and other changes under your Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Fair Market Value of Your Policy
It is sometimes necessary for tax and other reasons to determine the “value” of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Total Account Value or the Net Accumulation Value. You, as the Owner, should consult with your advisors for guidance as to the appropriate methodology for determining the fair market value of your Policy.
Tax Status of Lincoln Life
Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.
RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze an Owner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about an Owner's account to government regulators.
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Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC determines if an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, Partial Surrender, Full Surrender, or death benefit from a money market Sub-Account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.
LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
FINANCIAL STATEMENTS
The December 31, 2017 financial statements of the Separate Account and the December 31, 2017 consolidated financial statements of the Company are located in the SAI.
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CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).
Contents of the SAI
GENERAL INFORMATION
Lincoln Life
Capital Markets
Registration Statement
Changes of Investment Policy
Principal Underwriter
Disaster Plan
Advertising & Ratings
Unclaimed Property
SERVICES
Independent Registered Public Accounting Firm
Accounting Services
Transfer Agent

POLICY INFORMATION
Assignment
Change of Ownership
Beneficiary
Change of Plan
Settlement Options
Deferral of Payments
Incontestability
Misstatement of Age
Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
Separate Account
Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your Policy to this same address and telephone number.
You may request personalized illustrations of death benefits and policy values from your registered representative without charge.
You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission’s Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC’s Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.
This prospectus, the Underlying Funds' prospectuses, and the SAI are also available on our internet site, www.LincolnEB.com
Lincoln Life Flexible Premium Variable Life Account S
1933 Act Registration No. 333-125790
1940 Act Registration No. 811-09241
End of Prospectus
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GLOSSARY OF TERMS
The following terms may appear in your prospectus and are defined below:
7-Pay Test—A test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code.
1933 Act—The Securities Act of 1933, as amended.
1940 Act—The Investment Company Act of 1940, as amended.
Accumulation Value (Total Account Value)—An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.
Administrative Fee—The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Attained Age—An Insured’s Issue Age (shown in the Policy Specifications) plus the number of completed Policy Years.
Beneficiary—The person designated to receive the Death Benefit Proceeds.
Case—All in force policies issued within the same company and having the same case name and case number.
Cash Value Accumulation Test—A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single Premium required to fund the future benefits under the Policy.
Code—Internal Revenue Code of 1986, as amended.
Cost of Insurance Charge—This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the Policy's Net Amount at Risk by the Cost of Insurance Rate.
Death Benefit Proceeds—The amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your Policy.
Fixed Account—An allocation option under the Policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.
Fixed Account Value—An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.
Full Surrender—The withdrawal of all policy values.
Grace Period—The period during which you may make Premium Payments (or repay Indebtedness) to prevent Policy Lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Policy enters the Grace Period.
Guideline Premium Test—A provision of the Code under which the maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.
Indebtedness—The sum of all outstanding loans and accrued interest.
Insured—The person on whose life the Policy is issued.
Lapse Notice—Written notice to you (or any assignee of record) that your Policy will terminate unless we receive payment of Premiums (or payment of Indebtedness on Policy Loans). The notice will state the amount of Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
Loan Account (Loan Collateral Account)—The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account. The Loan Account is part of our General Account.
Loan Account Value—An amount equal to any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account.
Market Timing Procedures—Policies and procedures from time to time adopted by us as an effort to protect

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our Owners and the funds from potentially harmful trading activity.
Modified Endowment Contract (MEC)—A life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. If the policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments.
Monthly Anniversary Day—The Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.
Monthly Deduction—The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your Policy.
Net Accumulation Value—An amount equal to the Accumulation Value less the Loan Account Value.
Net Amount at Risk—The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, Premium Payment patterns, and charges.
Net Premium Payment—An amount equal to the Premium Payment, minus the Premium Load.
Owner—The person or entity designated as Owner in the Policy Specifications unless a new Owner is thereafter named, and we receive written notification of such change.
Partial Surrender—A withdrawal of a portion of your policy values.
Planned Premium—The amount of periodic Premium (as shown in the Policy Specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice.
Policy Anniversary—The same date (month and day) each Policy Year equal to the Policy Date, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.
Policy Date—The date (shown on the Policy Specification pages) on which life insurance begins if the necessary Premium has been paid.
Policy Loan—The amount you have borrowed against the Surrender Value of your Policy.
Policy Loan Interest—The charge made by the Company to cover the cost of your borrowing against your Policy.
Policy Lapse—The day on which coverage under the Policy ends as described in the Grace Period.
Policy Month— The period from one Monthly Anniversary Day up to, but not including, the next Monthly Anniversary Day.
Policy Specifications— The pages of the Policy which show your benefits, Premium, costs, and other policy information.
Policy Year—Twelve month period(s) beginning on the Policy Date and extending up to but not including the next Policy Anniversary.
Premium (Premium Payment)—The amount paid to us for a life insurance policy.
Premium Load—A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.
Reduction in Specified Amount—A decrease in the Specified Amount of your Policy.
Right to Examine Period—The period during which the Policy may be returned to us for cancellation.
SAI—Statement of Additional Information.
SEC—The Securities and Exchange Commission.
Separate Account Value (Variable Accumulation Value)—An amount equal to the values in the Sub-Accounts.
Specified Amount (Initial Specified Amount)—The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the “Initial Specified Amount”. The Specified Amount may be increased or decreased after issue if allowed by and described in the Policy.
Sub-Account(s)—Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account Values.
Surrender Charge—The charge we may make if you request a Full Surrender of your Policy or request a
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Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
Surrender Value—An amount equal to the Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged.
Underlying Fund—The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.
Valuation Day—Each day on which the New York Stock Exchange is open and trading is unrestricted.
Valuation Period—The time between Valuation Days.
Variable Accumulation Unit—A unit of measure used in the calculation of the value of each Sub-Account.
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SAI 1

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Dated May 1, 2018
Relating to Prospectus Dated May 1, 2018 for
Lincoln Corporate Variable 5 product
Lincoln Life Flexible Premium Variable Life Account S, Registrant
The Lincoln National Life Insurance Company, Depositor
The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your Policy. It should be read in conjunction with the product prospectus.
A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:
Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106
or by telephoning (877) 533-0117, and requesting a copy of the Lincoln Corporate Variable 5 product prospectus.
TABLE OF CONTENTS OF THE SAI

1

GENERAL INFORMATION
Lincoln Life
The Lincoln National Life Insurance Company (“Lincoln Life”, the “Company”, “we”, “us”, “our”) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy, are backed by the claims-paying ability of Lincoln Life.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance (“Insurance Department”). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company’s financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors – the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Registration Statement
A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.
Changes of Investment Policy
We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
If an Owner objects, his or her Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the Insured. The Owner has the later of 60 days (6 months in Pennsylvania) from
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the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion. The new Policy will not be affected by the investment experience of any separate account. The new Policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current Policy on the date of the conversion.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $15,705,505 in 2017, $15,804,106 in 2016 and $15,340,650 in 2015 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.
Disaster Plan
Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the Policy and do not refer to the performance of the Policy, or any Separate Account, including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best and Standard & Poor’s, and positive for Fitch. Our financial strength ratings, which are intended to measure our ability to meet Owners obligations, are an important factor affecting public confidence in most of our policies and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index. The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”).  Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).  The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance.  S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the
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licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds.  S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased Insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating Beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws. Any escheatable property identified as a result of the audits and inquiries could result in additional payments of previously unclaimed death benefits or the payment of abandoned funds to U.S. jurisdictions.
SERVICES
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements and supplementary financial information of the Lincoln Life Flexible Premium Variable Life Account S comprised of the subaccounts described in the related appendix to the opinion, as of December 31, 2017, and the related statement of operations and the statements of changes in net assets for the periods indicated in the appendix to the opinion; and b) the consolidated
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financial statements of The Lincoln National Life Insurance Company as of December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017 as set forth in their reports, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.
Accounting Services
All accounts, books, records and other documents which are required to be maintained for the Separate Account are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the Separate Account. No separate charge against the assets of the Separate Account is made by us for this service.
Transfer Agent
Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, Surrenders and Partial Surrenders, fund allocation changes and transfers on behalf of the Company.
POLICY INFORMATION
Assignment
While the Insured is living, you may assign your rights in the Policy, including the right to change the Beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.
Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the Owner will not be permitted to take any action with respect to the Policy without the consent of the assignee in writing.
Change of Ownership
As long as the Insured is living, you may name a new Owner by recording a change in ownership in writing at our Administrative Office. The change will be effective the later of the date of execution of the document of transfer or the date we record it. We may require that the Policy be submitted to us for endorsement before making a change.
Beneficiary
The Beneficiary is initially designated on the application and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.
You may change the Beneficiary at any time while the Insured is living, and before the maturity date, except when we have recorded an assignment of your Policy or an agreement not to change the Beneficiary. Any request for a change in the Beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the Owner has not reserved the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will be effective as of the date of signature or, if there is no such date, the date recorded.
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If any Beneficiary dies before the Insured, the Beneficiary’s potential interest shall pass to any surviving Beneficiaries, unless otherwise specified to the Company. If no named Beneficiary survives the Insured, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.
Change of Plan
Within 18 months of the date we issue your Policy, you may exchange your Policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this Policy. Your request for exchange must be in writing. Unless agreed otherwise, the new policy will have the same initial amount of insurance, Date of Issue and age of the Insured as the original Policy.
Settlement Options
Proceeds will be paid in a lump sum unless you choose a settlement option we make available.
Deferral of Payments
Amounts payable as a result of Policy Loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay Premiums on policies with us.
Incontestability
The Company will not contest your Policy or payment of the Death Benefit Proceeds based on the initial Specified Amount, or an increase in the Specified Amount requiring evidence of insurability, after your Policy or increase has been in force for two years from Date of Issue or increase (in accordance with state law).
Misstatement of Age
If the age of the Insured is misstated at the time of application, the amount payable upon death will be adjusted to the benefit amount that would have been purchased with the most recent monthly deduction at the correct age.
Suicide
If the Insured dies by suicide, while sane or insane, within two years from the Date of Issue, the Company will pay no more than the sum of the Premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.
PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.
Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your Policy’s expenses.
Data reflects:
•	an annual reduction for fund management fees and expenses, but
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•	no deductions for additional policy expenses (i.e., Premium Loads, Mortality and Expense Charges, Administrative Fees and Cost of Insurance Charges), which, if included, would have resulted in lower performance.
These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.
Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.
The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.
Money Market Sub-Account:
The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.
The Money Market Sub-Account’s return is determined by:
a)	calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then
b)	dividing this figure by the account value at the beginning of the period; then
c)	annualizing this result by the factor of 365/7.
Other Sub-Accounts:
The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:
P(1 + T)n = ERV
Where:	P = a hypothetical initial purchase payment of $1,000
T = average annual total return for the period in question
N = number of years
ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)
The formula assumes that:
(1)	all recurring fees have been charged to the Owner’s accounts; and
(2)	there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.
In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an “N/A”.
FINANCIAL STATEMENTS
The December 31, 2017 financial statements of the Separate Account and the December 31, 2017 consolidated financial statements of the Company follow.
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Supplement Dated May 1, 2018 to Prospectuses Dated May 1, 2018

Lincoln Life Flexible Premium Variable Life Account M

Products: VULCV-IV, VULDB-IV, AssetEdge® VUL, AssetEdge® Exec VUL

Lincoln Life Flexible Premium Variable Life Account R

Products: SVUL-IV, PreservationEdge® SVUL

Lincoln Life Flexible Premium Variable Life Account S

Products: LCV5, Lincoln Corporate Commitment VUL

Issued by The Lincoln National Life Insurance Company

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds offered under your policy.  A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement.  Except as amended by this supplement, all information in your product prospectus applies.  The funds and their investment advisers/sub-advisers and objectives are listed below.

M Fund, Inc., advised by M Financial Investment Advisers, Inc. (MFIA)

•                  M Capital Appreciation Fund: Maximum capital appreciation.

(Subadvised by Frontier Capital Management Company LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M International Equity Fund: Long-term capital appreciation.

(Subadvised by Northern Cross, LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M Large Cap Growth Fund: Long-term capital appreciation.

(Subadvised by DSM Capital Partners, LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M Large Cap Value Fund: Long-term capital appreciation.

(Subadvised by AJO, LP)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

Prospectus 2

Lincoln Life Flexible Premium Variable Life Account S
The Lincoln National Life Insurance Company
Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265
Administrative Office:
Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106
(877) 533-0117

A Flexible Premium Variable Life Insurance Policy

This prospectus describes Lincoln Corporate Commitment VUL, a flexible premium variable life insurance contract (the “Policy”), offered by The Lincoln National Life Insurance Company (“Lincoln Life”, the “Company”, “We”, “Us”, “Our”). This corporate-owned Policy provides for a death benefit on an employee or other individual in whom the corporate owner has an insurable interest, and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered. Remember, you are looking to the financial strength of the Company for fulfillment of the contractual promises and guarantees, including those related to death benefits.
The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state-specific features. Please check with your registered representative regarding their availability.
You, the Owner, may allocate Net Premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account S, established on November 2, 1998 (“Separate Account”), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds' prospectuses which is furnished with this prospectus.
•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
•	AllianceBernstein Variable Products Series Fund
•	American Century Variable Portfolios II, Inc.
•	American Funds Insurance Series®
•	BlackRock Variable Series Funds, Inc.
•	Delaware VIP® Trust
•	Deutsche Variable Series II
•	Eaton Vance Variable Trust
•	Fidelity® Variable Insurance Products
•	Franklin Templeton Variable Insurance Products Trust
•	Goldman Sachs Variable Insurance Trust
•	Ivy Variable Insurance Portfolios
•	JPMorgan Insurance Trust
•	Legg Mason Partners Variable Equity Trust
•	Lincoln Variable Insurance Products Trust
•	MFS® Variable Insurance Trust
•	MFS® Variable Insurance Trust III
•	Neuberger Berman Advisers Management Trust
•	Oppenheimer Variable Account Funds
•	PIMCO Variable Insurance Trust
•	Putnam Variable Trust
•	T. Rowe Price Equity Series, Inc.
•	Wells Fargo Variable Trust

Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the “SAI”). See the last page of this prospectus for information on how you may obtain the SAI.
Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.
To be valid, this prospectus must have the current funds’ prospectuses with it. Keep all prospectuses for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.
This Policy may not be available in all states, and this prospectus only offers the Policy for sale in jurisdictions where such offer and sale are lawful.
Prospectus Dated: May 1, 2018

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POLICY SUMMARY
Benefits of Your Policy
Death Benefit Protection.  The Policy described in this prospectus is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.
Tax Deferred Accumulation.  Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the Owner.
Access to Your Policy Values.  Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.
Flexibility.  The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and policy values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as “Underlying Funds”. You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the Underlying Funds. You may also allocate Premiums and policy values to the Fixed Account.
Risks of Your Policy
Fluctuating Investment Performance.  Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account’s objective and risk is found in this prospectus. A comprehensive discussion of each Underlying Fund's objective and risk is found in each Underlying Fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the Underlying Funds will impact the Policy's Accumulation Value (may also be referred to in some riders as “Total Account Value”) and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.
Policy Values in the Fixed Account.  Premium Payments and policy values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer the entire balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are
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relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. For more information, please see “Lincoln Life, The Separate Account and The General Account” and “Transfers” sections of this prospectus.
Unsuitable for Short-Term Investment.  This Policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.
Policy Lapse.  Sufficient Premiums must be paid to keep your Policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.
Decreasing Death Benefit.  Outstanding Policy Loans or any amounts that you have surrendered will reduce your Policy’s death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.
Consequences of Surrender.  Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional Premium Payments. Full or Partial Surrenders may result in tax consequences.
Tax Consequences.  You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.
Tax Treatment of Life Insurance Contracts.  Your Policy is designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract (“MEC”) whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.
Tax Law Compliance.   We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.
Cyber-Security. We rely heavily on interconnected computer systems and digital data to conduct our variable products business.  Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your policy value. For instance, systems failures and cyber-attacks may interfere with our processing of policy transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate your policy value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Policy to lose policy value. There can be no
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assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.
Charges and Fees
This section describes the fees and expenses that you will pay when buying, owning or surrendering your Policy. Refer to the “Policy Charges and Fees” section later in this prospectus for more information.
The fees shown in the tables below are the maximums we can charge.
Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer policy values between Sub-Accounts.
Table I: Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum sales charge imposed on Premiums	When you pay a Premium.	5%.
Maximum Premium Tax	When you pay a Premium.	5%[1]
Deferred Acquisition Cost (DAC) Tax	When you pay a Premium.	1%
Surrender Charge	Upon Full Surrender of your Policy.	There is no charge for surrendering your Policy.
Partial Surrender Fee	When you take a Partial Surrender of your Policy.	There is no charge for a Partial Surrender.
Maximum Fund Transfer Fee	Applied to any transfer request in excess of 24 made during any Policy Year.	$25
[1]	Charges range from 0% to 5%, depending on the state of issue.
Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.
Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance*	Monthly
A dollar amount per $1,000 of Net Amount at Risk
Maximum Charge[1]		$34.26 per $1,000.
Minimum Charge		$0.00 per $1,000.
Maximum Charge for a Representative Insured: male, age 45, nonsmoker.		$0.22 per $1,000.
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Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Mortality and Expense Risk Charge (“M&E”)	Monthly
A percentage of the value of the Sub-Accounts.
Maximum Charge		0.50%
Administrative Fee*	Monthly
Flat Fee; plus		$10 in all years
A monthly fee per $1,000 of Specified Amount:
Maximum Charge		$0.17 per $1,000.
Minimum Charge		$0.00 per $1,000.
Maximum Charge for a Representative Insured: male, age 45.		$0.17 per $1,000.
Policy Loan Interest	Annually	The greater of 3.5%, or Moody’s Investors Service, Inc. Corporate Bond Yield Average — Monthly Average Corporates for the calendar month which ends two months prior to the Policy Anniversary.[2]

Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
Charge	When Charge is Deducted	Amount Deducted
Rider Charges		Individualized based on optional Rider(s) selected.
Adjustable Benefit Enhancement Rider	N/A	There is no charge for this rider.
Alternative Policy Loan Rider	N/A	There is no charge for this rider.
Change of Insured Rider	N/A	There is no charge for this rider.
Customized Benefit Enhancement Rider	N/A	There is no charge for this rider.
Earnings Stabilization Rider	N/A	There is no charge for this rider.
Enhanced Surrender Value Rider	N/A	There is no charge for this rider.
Surrender Value and Loan Spread Enhancement Rider	N/A	There is no charge for this rider.
Term Insurance Rider*	Monthly
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Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
Charge	When Charge is Deducted	Amount Deducted
A dollar amount per $1,000 of Net Amount at Risk.
Maximum Charge[1]		$34.26 per $1,000.
Minimum Charge		$0.00 per $1,000.
Maximum Charge for a Representative Insured: male, age 45, nonsmoker.		$0.22 per $1,000.
*	These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your registered representative.
1 Individuals with higher mortality risk than standard issue individuals can be charged from 125% to 800% of the standard rate. However, under no circumstances would it be higher than the maximum amount shown in the table above.
2 For Policies issued on or after June 5, 2017, the greater of 1.5%, or Moody’s Investors Service, Inc. Corporate Bond Yield Average – Monthly Average Corporates for the calendar month which ends two months prior to the Policy Anniversary. See the section headed “Policy Loan Interest” in the Policy Charges and Fees section of this prospectus.
Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay during the time you own your Policy. More detail concerning each Underlying Fund’s fees and expenses is contained in the prospectus for each Underlying Fund.
These fees and expenses may change at any time.
Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Total Annual Operating Expense	Maximum	Minimum
Total management fees, distribution and/or service (12b-1) fees, and other expenses.	1.54% [1]	0.24%
[1]	The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Underlying Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0% to 0.70%. These waivers and reductions generally extend through April 30, 2019 but may be terminated at any time by the Underlying Fund. Refer to the Underlying Fund’s prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to such Underlying Fund’s prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by it, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“Redemption Fees”) not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such Underlying Fund, copies of which accompany this prospectus or may be obtained by calling 1-877-533-0117.
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LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under “How to Obtain More Information.” Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to owners of our policies. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
General Account. The General Account represents all of the general assets of the Company. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.
Fixed Account. The Fixed Account assets are general assets of the Company, and are held in the Company’s General Account. Amounts allocated to the Fixed Account are not subject to market fluctuation.
Separate Account. The investment performance of assets in the Separate Account is kept separate from that of the Company’s General Account. Separate Account assets attributable to the Policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company’s other income, gains or losses. The Separate Account’s values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the “SEC” or the “Commission”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”) and meets the definition of “separate account.” We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our Owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claim payments.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.   We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the
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Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.
Fund Participation Agreements
In order to make the Underlying Funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, we must perform certain services for the Underlying Fund advisors or distributors. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Owners with statements showing their positions within the funds; processing dividend payments; providing sub-accounting services for shares held by Owners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Owners. For these administrative functions, we may be compensated at annual rates of between 0% and 0.49% based upon the assets of an Underlying Fund attributable to the Policies. Additionally, an Underlying Fund’s advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. We may also receive compensation for marketing and distribution which may come from 12b-1 fees, or be paid by the advisors or distributors. The Underlying Funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Century Investments Variable Portfolios, Inc., American Funds Insurance Series, Eaton Vance Variable Trust, Fidelity Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Ivy Variable Insurance Portfolios, Lincoln Variable Insurance Products Trust, PIMCO Variable Insurance Trust and Wells Fargo Variable Trust.
Payments made out of the assets of an Underlying Fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Underlying Fund’s average net assets, which can fluctuate over time. If, however, the value of the Underlying Fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the Underlying Fund goes down, payments to us (or our affiliates) would decrease.
Distribution of the Policies and Compensation
The Policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company’s Principal Underwriter, Lincoln Financial Distributors, Inc. (“LFD”). The Company’s affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, “LFN”), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.
The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 50% of the first year Premium and 20% of all other Premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Owner has made at the time of application for the Policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.
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In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and “non-cash compensation.” “Non-cash compensation”, as defined under FINRA’s rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses.
Broker-dealers or their affiliates may be paid additional amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the Policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the Policies.
These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the Policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a Policy.
Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the Policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the Policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.
Sub-Accounts and Funds
The variable investment options in the Policy are Sub-Accounts of the Separate Account (“Sub-Accounts”). Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.
We create Sub-Accounts and select the Underlying Funds, the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts, based on several factors, including, without limitation, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund’s investment advisor, or its distributor. We review each Underlying Fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional Premium Payments to a Sub-Account if we determine the Underlying Fund no longer
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meets one or more of the factors and/or if the Sub-Account has not attracted significant Owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the Underlying Fund, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.
Certain Underlying Funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as “funds of funds”, which may have higher expenses than funds that invest directly in debt or equity securities. An advisor affiliated with us manages some of the available funds of funds. Our affiliates may promote the benefits of such funds to Owners and/or suggest that Owners consider whether allocating some or all of their policy value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to you under your Policy.
Certain of the Underlying Funds, including funds managed by an advisor affiliated with us, employ risk management strategies that are intended to control the Underlying Funds’ overall volatility, and for some Underlying Funds, to also reduce the downside exposure of the Underlying Funds during significant market downturns. These risk management strategies could limit the upside participation of the Underlying Fund in rising equity markets relative to other funds. The success of the advisor’s risk management strategy depends, in part, on the advisor’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Underlying Fund’s benefit. There is no guarantee that the strategy can achieve or maintain the Underlying Fund’s optimal risk targets. The Underlying Fund’s performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the advisor may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could cause the Underlying Fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the Underlying Fund may not perform as expected. Also, several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as “junk bonds”) as detailed in the individual Underlying Fund prospectus. For more information about the Underlying Funds and the investment strategies they employ, please refer to the Underlying Funds’ current prospectuses.
Shares of the Underlying Fund are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this prospectus. Because shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Underlying Funds simultaneously, since the interests of such Owners or contractholders may differ. Although neither the Company nor the Underlying Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Owners, each Underlying Fund’s Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, the Separate Account might withdraw its investment in an Underlying Fund. This might force that Underlying Fund to sell the securities it holds at disadvantageous prices. Owners will not bear the attendant expense.
There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund’s prospectus carefully before making investment choices. In
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particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.
Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.
If an Underlying Fund imposes restrictions with respect to the acceptance of premium allocations or transfers, we reserve the right to reject an allocation or transfer request at any time that the Underlying Fund has notified us that such would not be accepted. We will notify you if your allocation or transfer request is or becomes subject to such restrictions.
The Underlying Funds and their investment advisors and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that Underlying Fund’s prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-877-533-0117 or by referring to the contact information provided by the Underlying Fund’s on the cover page of its summary prospectus.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.
•	Invesco V.I. Comstock Fund (Series I Shares): To seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.
•	Invesco V.I. Growth and Income Fund (Series I Shares): Long-term growth of capital and income.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class A): Long-term growth of capital.
•	AB VPS Growth and Income Portfolio (Class A): Long-term growth of capital. This fund is available only to existing Cases as of May 2, 2011. Consult your registered representative.
•	AB VPS International Value Portfolio (Class A): Long-term growth of capital. This fund is available only to existing Cases as of May 1, 2012. Consult your registered representative.
•	AB VPS Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital.
American Century Variable Portfolios II, Inc., advised by American Century Investment Management, Inc.
•	American Century VP Inflation Protection Fund (Class II): Long-term total return using a strategy that seeks to protect against U.S. inflation.
•	American Century VP Mid Cap Value Fund (Class I): Long-term capital growth; income is a secondary objective.
American Funds Insurance Series®, advised by Capital Research and Management Company.
•	Bond Fund (Class 2): To provide as high a level of current income as is consistent with the preservation of capital.
•	Capital Income Builder® (Class 2): Seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years.
•	Global Growth Fund (Class 2): Long-term growth of capital.
•	Global Small Capitalization Fund (Class 2): Long-term capital growth.
•	Growth Fund (Class 2): Growth of capital.
•	Growth-Income Fund (Class 2): Long-term growth of capital and income.
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•	High-Income Bond Fund (Class 2): To provide investors with a high level of current income; capital appreciation is the secondary objective.
•	International Fund (Class 2): Long-term growth of capital.
•	U.S. Government/AAA-Rated Securities Fund (Class 2): To provide a high level of current income consistent with preservation of capital.
BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC
•	BlackRock Equity Dividend V.I. Fund (Class I): Long-term total return and current income.
•	BlackRock Global Allocation V.I. Fund (Class I): High total investment return.
•	BlackRock High Yield V.I. Fund (Class I): Maximize total return, consistent with income generation and prudent investment management.
Delaware VIP® Trust, advised by Delaware Management Company.*
•	Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.
•	Emerging Markets Series (Standard Class): Long-term capital appreciation.
•	High Yield Series (Standard Class): Total return and, as a secondary objective, high current income.
This fund is available only to existing Cases as of May 17, 2010. Consult your registered representative.
•	Limited-Term Diversified Income Series (Standard Class): Maximum total return, consistent with reasonable risk.
•	REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Small Cap Value Series (Standard Class): Capital appreciation.
•	Smid Cap Core Series (Standard Class): Long-term capital appreciation.
•	U. S. Growth Series (Standard Class): Long-term capital appreciation.
•	Value Series (Standard Class): Long-term capital appreciation.
Deutsche Variable Series II, advised by Deutsche Investment Management Americas, Inc.
•	Deutsche Alternative Asset Allocation VIP Portfolio (Class A): Capital appreciation; a fund of funds.
Eaton Vance Variable Trust, advised by Eaton Vance Management
•	Eaton Vance VT Floating-Rate Income Fund (Initial Class): To provide a high level of current income.
Fidelity® Variable Insurance Products, advised by Fidelity Management & Research Company
•	Contrafund® Portfolio (Service Class): Long-term capital appreciation.
•	Freedom 2020 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation; a fund of funds.
•	Freedom 2025 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation; a fund of funds.
•	Freedom 2030 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation; a fund of funds.
•	Freedom 2035 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation; a fund of funds.
•	Freedom 2040 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation; a fund of funds.
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•	Freedom 2045 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation; a fund of funds.
•	Freedom 2050 PortfolioSM (Service Class): High total return with a secondary objective of principal preservation; a fund of funds.
•	Freedom Income PortfolioSM (Service Class): High total return with a secondary objective of principal preservation; a fund of funds.
•	Growth Portfolio (Service Class): To achieve capital appreciation.
•	Investment Grade Bond Portfolio (Service Class): As high a level of current income as is consistent with the preservation of capital.
•	Mid Cap Portfolio (Service Class): Long-term growth of capital.
•	Overseas Portfolio (Service Class): Long-term growth of capital.
Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund, the Franklin Small-Mid Cap Growth VIP Fund, the Templeton Global Bond VIP Fund, and the Franklin U.S. Government Securities VIP Fund, and by Franklin Mutual Advisers, LLC for the Franklin Mutual Shares VIP Fund.
•	Franklin Income VIP Fund (Class 1): To maximize income while maintaining prospects for capital appreciation.
•	Franklin Mutual Shares VIP Fund (Class 1): Capital appreciation; income is a secondary consideration.
•	Franklin Rising Dividends VIP Fund (Class 1): Long-term capital appreciation; preservation of capital is also an important consideration.
•	Franklin Small Cap Value VIP Fund (Class 2): Long-term total return.
•	Franklin Small-Mid Cap Growth VIP Fund (Class 1): Long-term capital growth.
•	Franklin U.S. Government Securities VIP Fund (Class 1): Income.
•	Templeton Global Bond VIP Fund (Class 1): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
Goldman Sachs Variable Insurance Trust, advised by Goldman Sachs Asset Management, L.P.
•	Goldman Sachs VIT Global Trends Allocation Fund (Service Shares): Total return while seeking to provide volatility management.
•	Goldman Sachs VIT Mid Cap Value Fund (Service Shares): Long-term capital appreciation.
Ivy Variable Insurance Portfolios, advised by Waddell & Reed Investment Management Company.
•	Ivy VIP Asset Strategy Portfolio: Total return.
JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.
•	JPMorgan Insurance Trust Core Bond Portfolio (Class 1): To maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.
•	JPMorgan Insurance Trust Global Allocation Portfolio (Class 1): Maximize long-term total return.
•	JPMorgan Insurance Trust Income Builder Portfolio (Class 1): Maximize income while maintaining prospects for capital appreciation.
Legg Mason Partners Variable Equity Trust, advised by LeggMason Partners Fund Advisor, LLC.
•	ClearBridge Variable Aggressive Growth Portfolio (Class I): Capital appreciation.
•	ClearBridge Variable Mid Cap Portfolio (Class I): Long-term growth of capital.
•	ClearBridge Variable Small Cap Growth Portfolio (Class I): Long-term growth of capital.
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Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP BlackRock Dividend Value Managed Volatility Fund (Standard Class): Reasonable income by investing primarily in income-producing equity securities.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP BlackRock Multi-Asset Income Fund (Standard Class): To maximize current income; capital appreciation is a secondary objective; a fund of funds.
•	LVIP Blended Large Cap Growth Managed Volatility Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Blended Mid Cap Managed Volatility Fund (Standard Class): Capital appreciation. This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Clarion Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.
•	LVIP ClearBridge Large Cap Managed Volatility Fund (Standard Class): Long-term capital appreciation; a fund of funds.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Delaware Bond Fund (Standard Class)*: Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Standard Class)*: Total return.
•	LVIP Delaware Social Awareness Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Delaware Special Opportunities Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Delaware Wealth Builder Fund (Standard Class)*: To provide a responsible level of income and the potential for capital appreciation.
This fund is available only to existing Cases as of May 18, 2009. Consult your registered representative.
•	LVIP Dimensional International Equity Managed Volatility Fund (Standard Class): Long-term capital appreciation; a fund of funds.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Dimensional U.S. Core Equity 1 Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Core Equity 2 Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Equity Managed Volatility Fund (Standard Class): Long-term capital appreciation; a fund of funds.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Dimensional/Vanguard Total Bond Fund (Standard Class): Total return consistent with preservation of capital; a fund of funds.
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund (Standard Class): Long-term capital growth.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund (Standard Class): Long-term growth of capital.
•	LVIP Global Conservative Allocation Managed Risk Fund (Standard Class): A high level of current income with some consideration given to growth of capital; a fund of funds.
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•	LVIP Global Growth Allocation Managed Risk Fund (Standard Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP Global Income Fund (Standard Class): Current income consistent with the preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Standard Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP Goldman Sachs Income Builder Fund (Standard Class): To seek a balance of current income and capital appreciation.
•	LVIP Government Money Market Fund (Standard Class): Current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).
•	LVIP JPMorgan High Yield Fund (Standard Class): A high level of current income; capital appreciation is the secondary objective.
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (Standard Class): Long-term capital appreciation.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP Loomis Sayles Global Growth Fund (Standard Class): To provide investment results over a full market cycle that, before fees and expenses, are superior to an index that tracks global equities.
This fund will be available on or about May 1, 2018. Consult your registered representative.
•	LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
•	LVIP MFS Value Fund (Standard Class): Capital appreciation.
•	LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP Multi-Manager Global Equity Managed Volatility Fund (Standard Class): Long-term growth of capital; a fund of funds.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP PIMCO Low Duration Bond Fund (Standard Class): To seek a high level of current income consistent with preservation of capital.
•	LVIP SSGA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSGA Conservative Index Allocation Fund (Standard Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSGA Conservative Structured Allocation Fund (Standard Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSGA Developed International 150 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund (Standard Class): Long-term growth of capital; a fund of funds.
This fund is available only to existing Cases as of May 2, 2016. Consult your registered representative.
•	LVIP SSGA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSGA International Managed Volatility Fund (Standard Class): Capital appreciation; a fund of funds.
This fund is available only to existing Cases as of November 7, 2016. Consult your registered representative.
•	LVIP SSGA Large Cap 100 Fund (Standard Class): To maximize long-term capital appreciation.
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•	LVIP SSGA Mid-Cap Index Fund (Standard Class): Seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index that emphasizes stocks of mid-sized U.S. companies.
•	LVIP SSGA Moderate Index Allocation Fund (Standard Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderate Structured Allocation Fund (Standard Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderately Aggressive Index Allocation Fund (Standard Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund (Standard Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA S&P 500 Index Fund (Standard Class)(1): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
•	LVIP SSGA Short-Term Bond Index Fund (Standard Class): To provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short-term U.S. corporate bond market.
This fund will be available on or about May 1, 2018. Consult your registered representative.
•	LVIP SSGA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
•	LVIP SSGA Small-Mid Cap 200 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP T. Rowe Price 2010 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
•	LVIP T. Rowe Price 2020 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
•	LVIP T. Rowe Price 2030 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
•	LVIP T. Rowe Price 2040 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
•	LVIP T. Rowe Price 2050 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
•	LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term capital growth.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
•	LVIP U.S. Growth Allocation Managed Risk Fund (Standard Class): High level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP Vanguard Domestic Equity ETF Fund (Standard Class): Long-term capital appreciation; a fund of funds.
•	LVIP Vanguard International Equity ETF Fund (Standard Class): Long-term capital appreciation; a fund of funds.
•	LVIP Wellington Capital Growth Fund (Standard Class): Capital growth.
•	LVIP Wellington Mid-Cap Value Fund (Standard Class): Long-term capital appreciation.
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MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	Growth Series (Initial Class): Capital appreciation.
•	Mid Cap Growth Series (Initial Class): Capital appreciation.
•	New Discovery Series (Initial Class): Capital appreciation.
•	Total Return Series (Initial Class): Total return.
•	Utilities Series (Initial Class): Total return.
MFS® Variable Insurance Trust III, advised by Massachusetts Financial Services Company
•	Mid Cap Value Portfolio (Initial Class): Capital appreciation.
Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc.
•	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio (I Class): Growth of capital.
Oppenheimer Variable Account Funds, advised by OFI Global Asset Management, Inc.
•	Oppenheimer Main Street Small Cap Fund® / VA (Non-Service Shares): Capital appreciation.
PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Administrative Class): Maximum real return, consistent with prudent investment management.
•	PIMCO VIT Global Bond Portfolio (Unhedged) (Administrative Class): Maximum total return, consistent with preservation of capital and prudent investment management.
•	PIMCO VIT Real Return Portfolio (Administrative Class): Growth of capital.
•	PIMCO VIT Total Return Portfolio (Administrative Class): Maximum total return, consistent with preservation of capital and prudent investment management.
Putnam Variable Trust, advised by Putnam Investment Management, LLC
•	Putnam VT Multi-Asset Absolute Return Fund (Class IA): To seek positive total return. (formerly Putnam VT Absolute Return 500 Fund)
T. Rowe Price Equity Series, Inc., advised by T. Rowe Price Associates, Inc.
•	T. Rowe Price Equity Income Portfolio: To provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.
Wells Fargo Variable Trust, advised by Wells Fargo Funds Management, LLC.
•	Wells Fargo VT Discovery Fund (Class 2): Long-term capital appreciation.
*	Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Macquarie Investments Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.
(1)	The Index to which this fund is managed to is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (licensee). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the licensees. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by the licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. The licensee’s products are not sponsored, endorsed, sold
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or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors, and none of these parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have any liability for any errors, omissions, or interruptions of the Index.
Sub-Account Availability and Substitution of Funds
We may add, change or eliminate any Underlying Funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. An Underlying Fund may also discontinue offering their shares to the Sub-Accounts.
If required by law, we will obtain any required approvals from Owners, the SEC, and state insurance regulators before substituting any Underlying Funds. Substitute Underlying Funds may have higher charges than the Underlying Funds being replaced
We may choose to add or remove Sub-Accounts as investment options under the Policies. If we change any Sub-Accounts or substitute any Underlying Funds, we will make appropriate endorsements to the Policies.
If we obtain appropriate approvals from Owners and securities regulators, we may:
•	change the investment objective of the Separate Account;
•	operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;
•	deregister the Separate Account; or
•	combine the Separate Account with another separate account.
If you take no action upon notification of a fund liquidation, closure or merger the funds from the terminating fund will automatically transfer into the money market Sub-Account. Placing or transferring money into the money market Sub-Account may have impacts on other features of your Policy. Prior to moving money into the money market Sub-Account or allowing it to default into the money market Sub-Account as a result of a fund liquidation, closure or merger, refer to your Policy for specific impacts that may apply, if any.
We will notify you of any change that is made.
Voting Rights
The Underlying Funds do not hold regularly scheduled shareholder meetings. When an Underlying Fund holds a special meeting for the purpose of approving changes in the ownership or operation of the Underlying Fund, the Company is entitled to vote the shares held by our Sub-Account in that Underlying Fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.
We will notify you when your instructions are needed and will provide information from the Underlying Fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding Underlying Fund, as of a date chosen by the Underlying Fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.
Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate
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Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Owner provide their voting instructions to the Company. For funds un-affiliated with Lincoln, even though Owners may choose not to provide voting instructions, the shares of an Underlying Fund to which such Owners would have been entitled to provide voting instructions will be voted by the Company in the same proportion as the voting instructions which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Owners would have been entitled to provide voting instructions will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Owners eligible to vote, be voted on by the Company in the same proportion as the voting instructions which we actually receive. As a result, the instructions of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.
POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.
The current charges for Premium Load and mortality and expense risk vary by specific criteria of your Policy. These criteria include:

• the initial policy Premium, and the total Premiums expected to be paid,
• total assets under management with the Company	,
• the purpose for which the Policies are being pur	chased,
• the level of plan administration ser	vices required.
Differences in charges will not be unfairly discriminatory to any Owners. Specific charges are shown on the Policy Specifications page.
In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each Underlying Fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses are incurred by the Underlying Funds (including 12b-1 fees for Class 2 shares and other expenses) and are deducted from Underlying Fund assets. Values in the Sub-Accounts are reduced by these charges. Future Underlying Fund expenses may vary. Detailed information about charges and expenses incurred by each Underlying Fund is contained in that Underlying Fund’s prospectus.
The Monthly Deductions, including the Cost of Insurance Charges, are deducted proportionately from the value of each of the Sub-Accounts and the Fixed Account unless you or the Company agree otherwise. The Monthly Deductions are made on the “Monthly Anniversary Day,” which is the Date of Issue and the same day of each month thereafter. If the day that would otherwise be a Monthly Deduction Day is non-existent for that month, or is not a Valuation Day, then the Monthly Deduction Day is the next Valuation Day.
For Policies issued prior to December 27, 2010, if the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction.
For Policies issued on or after December 27, 2010, if the total value of the Sub-Accounts and Fixed Account is insufficient to cover the current Monthly Deduction, all coverage under your Policy will lapse. You have a Grace Period, as described in the section entitled “Lapse and Reinstatement”, to pay an amount that will prevent the lapse from occurring.
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Premium Load; Net Premium Payment
We deduct a portion from each Premium Payment. This amount, referred to as “Premium Load,” covers a portion of the sales expenses incurred by the Company and certain policy-related state and federal tax liabilities. The Premium Payment, after deduction of the Premium Load, is called the “Net Premium Payment.” Target Premium is based on the maximum annual Premium allowed under the Internal Revenue Code for a policy which is not a MEC, providing a death benefit equal to the Specified Amount and paying seven level, annual Premiums. See the Tax Issues section later in this prospectus. The Target Premium is shown in the Policy Specifications.
Sales Charge.     The current sales charge ranges are:
Policy Years	Portion of Premium Paid up to Target Premium	Portion of Premium Paid greater than Target Premium
1	3.5%	1%
2	3%	1%
3-4	2%	1%
5-7	1.5%	1%
8+	1%	1%
The sales charge is guaranteed to be no higher than 5% of the total Premium paid in any Policy Year.
Premium Tax.     We deduct an explicit premium tax equal to state and municipal premium tax from each Premium Payment. The tax ranges from 0% to 5% depending upon the state of issue.
Deferred Acquisition Cost (DAC) Tax.     We deduct a 1% charge from each Premium Payment to help offset the Company's tax liability associated with the Policy's acquisition costs.
For the purpose of calculating current and maximum Premium Loads, an increase in Specified Amount is treated as a newly issued policy.
Surrender Charges
There are no Surrender Charges for your Policy.
Partial Surrender Fee
There is no Surrender Charge or Administrative Fee imposed on Partial Surrenders.
Transfer Fee
The Company reserves the right to charge $25 for each transfer after the twenty-fourth transfer per Policy Year.
In the event that we make a material change in the investment strategy of a Sub-Account, you may transfer the Accumulation Values allocated to that Sub-Account to any other Sub-Account or to the Fixed Account without being charged a fee and may do so even if you have requested 24 transfers during that Policy Year. This option to transfer from a Sub-Account must be exercised within 60 days after the effective date of such change in investment strategy of that Sub-Account. You will be provided written notice in the event that such a change is made.
Mortality and Expense Risk Charge
We assess a monthly Mortality and Expense Risk Charge (“M&E”) as a percentage of the Policy's Separate Account Value. The mortality risk assumed is that the Insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the Policies will be greater than we originally estimated.
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Current Mortality and Expense Risk Charges, on an annualized basis, are within the ranges below, based on the level of average annual Planned Premium:
Policy Years	Annualized Mortality Expense Risk Charge
1-10	0.10%-0.30%
11-20	0.10%-0.15%
21 and after	0.10%
The Company reserves the right to increase the Mortality and Expense Risk Charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.50%.
Cost of Insurance Charge
A significant cost of variable life insurance is the “Cost of Insurance Charge”. This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.
The Cost of Insurance Charge for your Policy depends on the current “Net Amount at Risk”. The Net Amount at Risk is the death benefit, without regard to any benefits payable at the Insured's death under any riders, minus the Policy's Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.
The Cost of Insurance Charge is determined by subtracting the Accumulation Value from the death benefit at the beginning of the Policy Month, and multiplying the result (the “Net Amount at Risk”) by the applicable current cost of insurance rate as determined by the Company. The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy’s specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the Policy’s duration, the age, gender (in accordance with state law) and underwriting category of the Insured. Please note that it will generally increase each Policy Year as the Insured ages and are lower for healthy individuals. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in “Table II: Periodic Charges Other Than Fund Operating Expenses” in this prospectus.
Administrative Fee
The monthly Administrative Fee as of the date of policy issue is $6.00 per month in all Policy Years. The Company may change this fee after the first Policy Year based on its expectations of future expenses, but is guaranteed not to exceed $10.00 per month. There is an additional charge per $1,000 of Specified Amount that varies with the Insured's age. This charge will never exceed $0.17 per $1,000 of Specified Amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Policy Loan Interest
If you borrow against your Policy, interest will accrue on the loan balance. The interest rate will be the greater of 1.5% for Policies issued on or after June 5, 2017 (3.5% for all other Policies), or Moody’s Investors Service, Inc. Corporate Bond Yield Average – Monthly Average Corporates for the calendar month which ends two months prior
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to the Policy Anniversary. You may obtain the applicable monthly average at any time by contacting the Company. The interest rate will never exceed the maximum interest rate allowed by law in the state in which the Policy is issued.
We will notify you of the current Policy Loan Interest rate for this Policy at the time a Policy Loan is taken. If the Policy has a loan balance, we will notify you of any change in the interest rate at least 30 days before the new rate becomes effective.
Rider Charges
The following paragraphs describe the charges for the riders listed below. The features of the riders available with this Policy and any limitations on the selection of riders are discussed in the section headed “Riders”.
Term Insurance Rider.  This optional rider provides term life insurance on the life of the Insured, which is annually renewable to Attained Age 100. There are monthly Cost of Insurance Charges for this rider, based on the Policy duration, and the age and underwriting category of the Insured. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year.
Case Exceptions
We reserve the right to reduce Premium Loads or any other charges on certain multiple life sales (“Cases”) where it is expected that the amount or nature of such Cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including:
•	the number of lives to be insured,
•	the total Premiums expected to be paid,
•	total assets under management with the Company,
•	the nature of the relationship among the Insured individuals,
•	the purpose for which the Policies are being purchased,
•	expected persistency of the individual policies, and
•	any other circumstances which we believe to be relevant to the expected reduction of our expenses.
Some of these reductions may be guaranteed but we may withdraw or modify others on a uniform Case basis. Reductions in charges will not be unfairly discriminatory to any Owners.
YOUR INSURANCE POLICY
Your Policy is a life insurance contract that provides for a death benefit payable on the death of the Insured. The Policy and the application constitute the entire contract between you and Lincoln Life.
The Policy includes Policy Specifications pages, with supporting schedules. These pages and schedules provide important information about your Policy such as: the identity of the Insured and Owner; Date of Issue; the Initial Specified Amount; the death benefit option selected; issue age; named Beneficiary; initial Premium Payment; expense charges and fees; and guaranteed maximum cost of insurance rates.
Note: The Policy Specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as “Policy Date”, “Effective Date” or “Policy Effective Date” (or “Rider Date”, “Rider Effective Date”) refer to the date that coverage under the Policy (or rider) becomes effective and is the date from which Policy Years, Policy Anniversary and ages are determined. Terms such as “Issue Date” or “Policy Issue Date” (or “Rider Issue Date”) generally refer to when
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we print or produce the Policy (or rider), but such dates may have importance beyond that date. For example, the period of time we may have to contest a claim submitted in the first couple years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.
When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.
The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.
Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The Insured will need to prove current insurability and there may be a new contestable period for the new Policy. The death benefit and policy values may be less for some period of time in the new Policy.
Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.
We cannot process your requests for transactions relating to the Policy until we have received the request in “Good Order” at our Home Office. “Good Order” means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
We allow telephone or other electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.
Any telephone or other electronic transmission, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.
Application
If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed Insured and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed Insured. Based on our review of medical information about the proposed Insured,  if required, we may decline to provide insurance, or we may place the proposed Insured in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the Insured's age, underwriting category, the Policy duration, and the current Net Amount at Risk.
A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the Insured is at least age 18 and at most age 85. Age will be determined by the nearest birthday of the Insured.
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who applies for a Policy. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver’s license, photo i.d. or other identifying documents.
Owner
The Owner on the date of policy issue is designated in the Policy Specifications. You, as Owner, will make the following choices:
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1)	initial death benefit amount and death benefit option;
2)	either of two life insurance qualification methods;
3)	the amount and frequency of Premium Payments; and
4)	the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.
You are entitled to exercise rights and privileges of your Policy as long as the Insured is living  and before the maturity date. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, surrender the Policy entirely, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request. In addition to changes in ownership or Beneficiary designations, you should make certain that our records are up to date with respect to your address and contact information and, to the extent possible, the address and contact information of any Beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your Beneficiaries. Exercising a change in ownership may cause a taxable event. You should consult a tax advisor prior to exercising a change in ownership to determine the tax consequences of such exercise.
Right to Examine Period
You may return your Policy to us for cancellation within 10 days after you receive it (or a greater number of days if required by your state). This is called the “Right to Examine Period”. If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.
If your Policy is issued in a state that requires return of Premium Payments, or you are 60 years old or over and your Policy is issued in California, any Net Premium Payments received by us within 10 days (or a greater number of days if required by your state; 30 days in California) of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If your Policy is issued in a state that provides for return of value, any Net Premium Payments received before the end of the Right to Examine Period will be allocated directly to the Sub-Accounts and the Fixed Account, if applicable, which you designated. In all cases, if the Policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms. (Note: For California policies, you may direct us, in writing, to proceed to allocate your Net Premiums before the end of the 30 days.)
Initial Specified Amount
You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the Policy Specifications page.
Transfers
You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each Underlying Fund’s objective and investment policy before allocating money to the Sub-Accounts. (Note: Prior to moving money into the money market Sub-Account or allowing it to default into the money market Sub-Account as a result of a fund liquidation, closure or merger, refer to your Policy for specific impacts that may apply, if any.)
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Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge. The Company reserves the right to charge $25 for each transfer request after the twenty-fourth request per year. Due to these limitations, if you want to transfer all of your Policy value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.
We reserve the right to restrict transfers of a portion of the Fixed Account Value to one or more Sub-Accounts to a period within 45 days following the Policy Anniversary. The transfer will be effective as of the next Valuation Period after your request is received by our Administrative Office. The amount of such transfer cannot exceed the greater of 20% of the greatest amount held in the Fixed Account Value during the prior 5 years or $1,000. Due to these limitations, if you want to transfer all of your policy value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.
Requests for transfers must be made in writing, or electronically, if you have previously authorized electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.
Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in Good Order before the close of regular trading on the NYSE (generally 4pm Eastern time on a business day) will normally be effective that day. There may be circumstances under which the NYSE may close before 4pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.
Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment advisor, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the Underlying Funds' own policies and procedures on market timing activities. We may also defer or reject an allocation or transfer request that is subject to a restriction that is imposed by the Underlying Fund at any time. If an Underlying Fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests.
Market Timing
Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with “market timing” transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As an effort to protect our Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other Owners or shareholders.
In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers
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among Sub-Accounts. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. You should note that, these policies and procedures may result in an Underlying Fund deferring or permanently refusing to accept Premium Payments or transfers for the reasons described in “Transfers”, above. In such case, our rights and obligations will be as described in “Transfers”. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate excessive trading policies established by the Underlying Fund.
You should be aware that the purchase and redemption orders received by Underlying Funds generally are “omnibus” orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and policy values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Owners within given periods of time. In addition, managers of the Underlying Funds might contact us if they believe or suspect that there is market timing. If requested by an Underlying Fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific Underlying Fund policies and procedures.
We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the Underlying Funds that may not have been captured by our Market Timing Procedures.
Once an Owner has been identified as a “market timer” under our Market Timing Procedures, we will notify the Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions from or on behalf of an Owner who has been identified as a market timer are inadvertently accepted, we will reverse the transaction within 1 - 2 business days of our discovery of such acceptance. We will impose this “original signature” restriction on that Owner even if we cannot identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.
Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Owners determined to be engaged in such transfer activity that may adversely affect other Owners or Underlying Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect
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market timers, you may experience dilution in the value of your Underlying Fund shares and increased brokerage and administrative costs in the Underlying Funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Owners. An exception for any Owner will be made only in the event we are required to do so by a court of law. In addition, certain Underlying Funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.
Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Owners or as applicable to all Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the Underlying Funds in the future.
Dollar Cost Averaging
Dollar Cost Averaging systematically transfers amounts from the money market Sub-Account. Transfer allocations may be made to one or more of the Sub-Accounts and the Fixed Account on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers may be elected at any time while your Policy is in force.
By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.
You may elect Dollar Cost Averaging on your application, or contact our Administrative Office for information.
Dollar Cost Averaging terminates automatically:
1)	if the value in the money market Sub-Account is insufficient to complete the next transfer;
2)	one week after our Administrative Office receives a request for termination in writing, with adequate authentication;
3)	after 12 or 24 months (as elected on your application); or
4)	if your Policy is surrendered.
Automatic Rebalancing
You may elect to participate in Automatic Rebalancing. There is currently no charge for this program.
Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application supplement, until changed by the Owner. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing.
Automatic Rebalancing provides a method for reestablishing fixed proportions among your allocations to your Sub-Accounts on a systematic basis. Automatic Rebalancing helps to maintain your allocation among market segments, although it entails reducing your policy values allocated to the better performing segments. Therefore, you should
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carefully consider market conditions and the investment objectives of each Sub-Account and Underlying Fund before electing to participate in Automatic Rebalancing.
You may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated or the allocation may be changed at any time, by contacting our Administrative Office.
Riders
We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy, rider availability and benefits may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your Policy, or of other riders in force. Consult your financial and tax advisors before adding riders to, or deleting them from, your Policy.
Adjustable Benefit Enhancement Rider.   The Policy can be issued with an Adjustable Benefit Enhancement Rider. This rider provides additional Surrender Value on a temporary basis for a minimum of seven years after the Policy is issued. The Owner chooses the level of Surrender Value enhancement to be provided, up to a maximum amount determined by the Company. See the sections headed “Requested Adjustable Benefit Enhancement Amount” and “Maximum Adjustable Benefit Enhancement Amount” for more information.
The greater the amount of additional Surrender Value provided by this rider each year, the shorter the duration of the benefit. The amount of additional Surrender Value provided by this rider decreases each year and eventually equals zero. See section headed “Adjustable Benefit Enhancement Balance” for more information.
The maximum enhanced Surrender Value provided by this rider is based on the Policy’s face amount, but the benefit is not increased or decreased by any term insurance that may be added to the Policy. See section headed “Term Blend Adjustment Factor” for more information.
This rider must be elected at application, may not be available on all policies, and is subject to underwriting criteria. It may not be elected if you have elected the Enhanced Surrender Value Rider.
Under this rider, the Full Surrender Value of the Policy will equal:
1)	the policy value on the date of surrender; less
2)	the sum of the loan balance plus any accrued interest not yet charged; plus
3)	the adjustable benefit enhancement amount, if any.
Adjustable Benefit Enhancement Amount.   On each Policy Anniversary, this amount will equal the lesser of a. or b., where:
a)	is the requested adjustable benefit enhancement amount; and
b)	is the maximum adjustable benefit enhancement amount.
This amount will remain level throughout the Policy Year, unless a Partial Surrender has been made since the preceding Policy Anniversary. If a Partial Surrender is made, the adjustable benefit enhancement amount will be recalculated to reflect changes to the maximum adjustable benefit enhancement amount.
Requested Adjustable Benefit Enhancement Amount.   At policy issue, the Owner selects a percentage of the available adjustable benefit enhancement balance. The selected percentage determines the adjustable benefit enhancement amount. The requested adjustable benefit enhancement amount will equal:
1)	the percentage of the available adjustable benefit enhancement balance selected by the Owner; multiplied by
2)	the available adjustable benefit enhancement balance.
Maximum Adjustable Benefit Enhancement Amount.   This is the maximum amount available upon Full Surrender of the Policy during the Policy Year. The amount will equal:
1)	the maximum adjustable benefit enhancement rate as determined by the Company; multiplied by
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2)	the adjustable benefit enhancement balance, less the amount of Partial Surrenders since the preceding Policy Anniversary, if any; multiplied by
3)	the Term Blend Adjustment Factor.
Maximum Adjustable Benefit Enhancement Rate.   This rate may be changed at any time while this rider is in effect if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing, but is guaranteed to be at least 2% in any Policy Year.
The current maximum adjustable benefit enhancement rates and guaranteed minimum adjustable benefit enhancement rates are:
Policy Years	Current Rate	Guaranteed Rate
1	11%	2%
2	19.6%	2%
3	27.7%	2%
4	35.4%	2%
5	53.2%	2%
6	66.1%	2%
7+	100%	2%
Adjustable Benefit Enhancement Balance.   This is the basis for the total amount of the adjustable benefit enhancement amount available upon Full Surrender of the Policy. On each Monthly Deduction day, the balance will be calculated as:
1)	the adjustable benefit enhancement balance on the preceding Monthly Deduction day; minus
2)	the adjustable benefit enhancement deduction amount; minus
3)	the amount of any Partial Surrenders since the preceding Monthly Deduction day, if any; plus
4)	the equivalent interest on items 1, 2 and 3, calculated at an annual interest rate of 3%.
The duration of the benefit depends on the requested adjustable benefit enhancement amount chosen by the Owner. A requested adjustable benefit enhancement amount less than the maximum will extend the duration of the benefit. Unless terminated under this rider’s provisions, the benefit will last for a minimum of seven years. This rider provides no benefits after the adjustable benefit enhancement deductions reduce the adjustable benefit enhancement amount to zero.
On the Date of Issue of the rider, the adjustable benefit enhancement balance will be the lesser of a) or b), where:
a)	is the sum of Premiums paid on the Date of Issue of the Policy; and
b)	is the Target Premium for the Policy Year, as shown in the Policy Specifications. If a term insurance rider is attached to your Policy, the Target Premium will be multiplied by the ratio of the target face amount to the basic Policy Specified Amount for use here; this information is also shown in the Policy Specifications.
The initial adjustable benefit enhancement balance will not be increased or decreased by any term insurance that may be added through another rider.
Adjustable Benefit Enhancement Deduction Amount.   This is the amount of adjustable benefit enhancement that was available in the previous Policy Year. The adjustable benefit enhancement balance will be permanently decreased by this amount each Policy Year. For the Monthly Deduction day coinciding with the Policy Anniversary, this deduction amount is equal to the lesser of a. or b., where:
a)	is the requested adjustable benefit enhancement amount; and
b)	is the maximum adjustable benefit enhancement amount.
For other Monthly Deduction days, the deduction amount will be zero.
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Term Blend Adjustment Factor.   This factor is equal to 1.0 unless a term insurance rider is attached to your Policy. If a term insurance rider is attached to your Policy, the Term Blend Adjustment Factor will equal (1) plus (2) multiplied by (3) where :
1)	is the minimum adjustment factor, as shown in the Policy Specifications;
2)	is one minus the minimum adjustment factor; and
3)	is the ratio of the basic Policy Specified Amount to the target face amount.
If term insurance is added to the Policy, the Term Blend Adjustment Factor will reduce the maximum adjustable benefit enhancement amount, and limit the amount of benefit available under this rider, as though no term insurance is in force. If no term insurance is added to the Policy, the Term Blend Adjustment Factor will have no effect on the maximum adjustable benefit enhancement amount. Therefore, the benefit provided by this rider is not increased or decreased by any term insurance that may be added to the Policy.
This rider will terminate without value on the date of any change in, or assignment of, ownership rights to the Policy for the purpose of effecting an exchange for another policy under Section 1035 of the Internal Revenue Code. In the event of a Section 1035 exchange, the adjustable benefit enhancement amount will not be payable.
The rider otherwise terminates on the earliest of:
1)	the death of the Insured, or
2)	the maturity date of the Policy, as shown in the Policy Specifications; or
3)	the date this Policy is terminated, as provided under the Grace Period provision of the Policy; or
4)	the next Monthly Deduction day after we receive your written request to terminate this rider.
The following rider is not available for issue on or after May 1, 2016.
Alternative Policy Loan Rider.   The Policy can be issued with an Alternative Policy Loan Rider. There is no charge for this rider. The rider must be elected at application and may not be available on all policies. The rider may be added after issue with the Company’s consent. This rider allows an Owner to borrow a portion of the Surrender Value of the Policy, as defined in the section of the prospectus headed “Policy Surrenders,” without removing cash value from the Fixed Account and Sub-Accounts or transferring any amount to the loan balance, subject to certain limitations. See the section headed “Maximum Alternative Policy Loan Balance” for more information.
The standard Policy Loan provision remains available when this rider is in effect. An alternative Policy Loan may be taken in lieu of, or in addition to, a standard Policy Loan.
Alternative Policy Loan.   If the Policy has a Surrender Value, you may request to take an alternative Policy Loan. Outstanding alternative Policy Loans and accrued interest reduce the Policy’s Surrender Value and death benefit. The Company will grant an alternative Policy Loan against the Policy provided:
a)	a loan agreement is properly executed;
b)	a satisfactory assignment of the Policy to the Company is made; and
c)	the alternative Policy Loan balance does not exceed the maximum alternative Policy Loan balance. (See the section headed “Maximum Alternative Policy Loan Balance” for more information.)
An assignment of the Policy to the Company authorizes the Company to collect a portion of the Policy’s account value or death benefit equal to the amount of any alternative Policy Loan balance at the time the Policy is surrendered or a death benefit becomes payable. If an alternative Policy Loan balance is outstanding when the Policy is surrendered or when the Insured dies, the amount collected by the Company through the assignment will reduce the amount otherwise payable as surrender proceeds or as a death benefit.
Alternative Policy Loan Balance.   The amount of any outstanding alternative Policy Loan, plus any due and unpaid interest.
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Maximum Alternative Policy Loan Balance.   On each Valuation Day, the maximum alternative Policy Loan balance is the sum of:
1.	the balance in the money market Sub-Account account multiplied by 0.90, and
2.	the alternative Policy Loan factor multiplied by
a)	the sum of the Fixed Account Value and the Sub-Account value, less
b)	the value in the money market Sub-Account
The Sub-Account value is the sum of the current values of all Sub-Accounts in which you have invested. The alternative Policy Loan factor on the Date of Issue is shown on the Policy Specifications page. The Company may change the available maximum alternative Policy Loan balance based on market conditions, the interest rate environment, and the total value of the Fixed Account and the Sub-Accounts, including the money market account. A change in the maximum alternative Policy Loan balance will be based on a change in the alternative Policy Loan factor. If the maximum alternative Policy Loan balance is reduced, the amount of any alternative Policy Loan balance which exceeds the reduced maximum alternative Policy Loan balance will effect a transfer to the money market account from the Fixed Account and other Sub-Accounts as follows. We will notify you in writing if the maximum alternative Policy Loan balance is reduced or there is a transfer to the money market account from the Fixed Account and the other Sub-Accounts.
There will be a transfer to the money market account from the Fixed Account and the other Sub-Accounts:
a)	on any Monthly Anniversary Day when the alternative Policy Loan balance exceeds the maximum alternative Policy Loan balance, or
b)	on any day when the alternative Policy Loan balance exceeds the maximum alternative Policy Loan balance by more than 5%.
If there is a transfer to the money market account from the Fixed Account and the other Sub-Accounts, the amount transferred will be equal to:
a)	the difference between the alternative Policy Loan balance and the maximum alternative Policy Loan balance, divided by
b)	0.90 minus the alternative Policy Loan factor.
The amount of such transfers from the Fixed Account and the other Sub-Accounts will be in proportion to the account value allocated to those accounts. If you wish to prevent conversion to a standard Policy Loan, you may instruct us to transfer a portion of the alternative Policy Loan balance from the Fixed Account and Sub-Accounts to the Lincoln money market fund in order to maintain an alternative Policy Loan balance which does not exceed the maximum alternative Policy Loan balance. These transfers do not count against the free transfers available.
Total Loan Balance.   This is the total amount of all outstanding Policy Loans, whether taken as a standard Policy Loan or as an alternative Policy Loan. The total loan balance may not exceed 90% of the Accumulation Value of the Policy.
Total Loan Balance Repayment.   The total loan balance will be reduced by the amount of any repayment of the alternative Policy Loan or standard Policy Loan. Any repayment of Indebtedness, other than loan interest, will be applied first to any standard Policy Loans until paid, then to any alternative Policy Loan balance, unless otherwise agreed to in writing by you and the Company
Alternative Policy Loan Interest.   Interest will accrue on the alternative Policy Loan balance. Interest charged on the alternative Policy Loan balance accrues daily and is payable annually on each Policy Anniversary or as otherwise agreed to in writing by you and the Company. The accrued loan interest amount, if not paid, will be added to the alternative Policy Loan balance.
The interest rate charged on the alternative Policy Loan balance is based on a published monthly average. The maximum monthly average will be “Moody’s Corporate Bond Yield Average - Monthly Average Corporates” as
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published by Moody’s Investors Service, Inc., or any successor to that service. You may obtain the applicable monthly average at any time by contacting the Company.
The interest rate charged on the alternative Policy Loan balance during any Policy Year will not exceed the maximum rate for that year. The maximum rate will be the greater of:
1)	Moody’s Investors Service, Inc. Corporate Bond Yield Average - Monthly Average Corporates for the calendar month which ends two months before the month in which the Policy Anniversary occurs; or
2)	4.25%
The maximum interest rate charged is limited only by the maximum interest rate allowed by law in the state in which the Policy is issued.
We may change the interest rate charged on the alternative Policy Loan balance during the Policy Year. We will notify you of the current alternative Policy Loan Interest rate at the time the alternative Policy Loan is requested. We will notify you in writing within 30 days if there is a change in the loan interest rate applicable to any existing alternative Policy Loan balance.
Transfer of Loan Balances.   You may request in writing to transfer all, or a portion, of the alternative Policy Loan balance to the standard Policy Loan balance. You may also request in writing to transfer all, or a portion, of a standard Policy Loan balance to the alternative Policy Loan balance as long as this does not cause the alternative Policy Loan balance to exceed the maximum alternative Policy Loan balance. Converting all or a portion of an alternative Policy Loan balance to a standard Policy Loan will cause an amount equal to the converted loan balance to be transferred from the Fixed Account and Sub-Accounts to the Loan Collateral Account in proportion to the account value allocated to the Fixed Account and Sub-Accounts at that time. Converting all or a portion of a standard Policy Loan balance to an alternative Policy Loan will cause an amount equal to the converted loan balance amount to be transferred from the Loan Collateral Account to the Fixed Account and Sub-Accounts in proportion to the account value allocated to the Fixed Account and Sub-Accounts at that time.
The effective rate of interest for a standard Policy Loan will not exceed 1.25%, based on the difference between the rate of interest charged on the outstanding Policy Loan balance and the rate of interest credited on amounts transferred to the loan balance. Because an alternative Policy Loan does not cause any portion of the policy value to be transferred to the loan balance, the effective rate of interest for an alternative Policy Loan will be the difference between the rate of interest charged on the alternative Policy Loan balance and the performance of the Sub-Accounts to which account value has been allocated. Therefore, the effective rate of interest for an alternative Policy Loan could be higher or lower than the effective rate of interest for a standard Policy Loan. The benefit, if any, of choosing an alternative Policy Loan over a standard Policy Loan will depend on the investment experience of the Sub-Accounts.
Change of Insured Rider.  With this rider, you may name a new Insured in place of the current Insured. Underwriting and policy value requirements must be met. There is no separate charge for this rider. Policy charges applicable to the new Insured may differ from charges applicable to the current Insured. Exercising the Change of Insured Rider is a fully taxable event.
Customized Benefit Enhancement Rider: The Policy can be issued with a Customized Benefit Enhancement Rider (“CBE”) at no additional charge. It must be elected at application and may not be available on all policies. Availability of this rider is subject to underwriting requirements and may not be elected if you have elected the Enhanced Surrender Value Rider or the Surrender Value and Loan Spread Enhancement Rider.
The rider provides a Customized Benefit Enhancement (“CBE”) which is an amount that may be added to the Surrender Value provided under the Policy. The CBE, if any, will be available only upon the Eligible Surrender of your Policy. An “Eligible Surrender” is a Full Surrender of the Policy. Partial Surrenders of less than the full amount of your Policy are not Eligible Surrenders. Please note that a Full Surrender in the course of an exchange of policies pursuant to Section 1035 of the Internal Revenue Code also is not an Eligible Surrender, unless you reside in a state where such an exception is not allowed. The amount of the CBE is not a value used when determining whether a Policy will Lapse or in calculating amounts available for Policy loans or Partial Surrenders. Also, if you cancel the
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Policy during the Right To Examine period, the CBE Amount (that portion of the CBE Balance, see below, that is available to be paid upon an Eligible Surrender) is not payable.
In calculating the CBE, we first determine the “CBE Balance”. The CBE Balance is the basis for determining the CBE Amount available to you each Policy Year. The CBE Balance at issue is used to establish the CBE Schedule (explained below). After the initial calculation, on each subsequent Policy Anniversary, a new CBE Balance is calculated for the next Policy Year and may subsequently be adjusted based on any Partial Surrender activity throughout the year. We also consider whether or not a term insurance rider has been chosen. These calculations are explained below.
The CBE Schedule reflects (a) the Policy Years during which the CBE will be available to you; (b) the CBE Percentage Rates; and (c) the Maximum CBE Percentage Rates, which are used with a Term Blend Adjustment Factor, as described further below, to determine the portion of the CBE Balance (or “CBE Amount”), that is available to you each year upon the Eligible Surrender of your Policy. The CBE Percentage Rates and the Maximum CBE Percentage Rates are shown on the Rider Specification page of your Policy.
Upon the Eligible Surrender of your Policy during the CBE Schedule, the CBE Amount used in calculating the surrender proceeds paid will be only the amount calculated as being available for the then current Policy Year as shown in the CBE Schedule. The CBE Schedule and CBE Percentage Rates that best suit your financial needs are determined during the financial underwriting process and will not change after the issuance of the Policy with this Rider.
Under the terms of the rider, in determining the amount of your Surrender Proceeds, in lieu of the Surrender Value as described in the Policy, we will pay an amount equal to:
a.	the Net Accumulation Value, less;
b.	any accrued loan interest not yet charged; plus
c.	the CBE Amount, if any.
As noted above, in determining the CBE Balance and CBE Amount we consider whether or not you have elected a term insurance rider. Accordingly, assuming you effect an Eligible Surrender:
1. For Policies without a Term Insurance Rider. In the first Policy Year, the CBE Balance will be calculated on any Valuation Day as: (a) the lesser of the cumulative Premiums paid or the Target Premium; minus (b) the sum of any Partial Surrenders. The CBE Amount payable in the first Policy Year, will be determined on any Valuation Day by multiplying (a) the CBE Balance; by (b) the applicable CBE Percentage Rate.
The following example demonstrates a hypothetical Customized Benefit Enhancement calculation at the end of the first Policy Year.
Sample Policy:
Insured: Male, Standard Non-tobacco, age 40
Policy Specified Amount: $3,000,000
Target Face Amount: $3,000,000
Premium Paid: $120,000.00
Target Premium: $121,113.42
CBE Percentage Rate: 9%
Maximum CBE Percentage Rate: 11%
Partial Surrender: $0
At the end of the first Policy Year, based on the sample policy above, the CBE Balance can be calculated as the lesser of (a) minus (b), or (c), where:
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(a)	Premium paid: $120,000.00;
(b)	Partial Surrenders: $0;
(c)	Target Premium: $121,113.42;
In this example, the CBE Balance calculated at the end of the first Policy Year is $120,000.
Based on the sample policy above, the CBE Amount at the end of the first Policy Year is calculated as (d) times (e), where:
(d)	CBE Balance: $120,000;
(e)	CBE Percentage Rate: 9%;
In this example, the CBE Amount is $10,800.
In each Policy Year after the first (i.e. “Subsequent Policy Year”), the beginning CBE Balance on a Policy Anniversary will be calculated based upon: (a) the ending CBE Balance as of the last Valuation Day of the previous Policy Year; less (b) the CBE Amount not taken in the previous Policy Year; less; (c) the sum of any Partial Surrenders transacted in the previous Policy Year. The CBE Amount payable in a Subsequent Policy Year will be calculated on any Valuation Day by multiplying the then current CBE Balance by the applicable CBE Percentage Rate.
2. For Policies with a Term Insurance Rider. In the first Policy Year, the CBE Balance will be calculated on any Valuation Day as: (a) the lesser of the cumulative Premiums paid or the Target Premium multiplied by the ratio of the Target Face Amount to the Initial Policy Specified Amount of the base Policy; minus (b) the sum of any Partial Surrenders. The CBE Amount payable in the first Policy Year will be calculated on any Valuation Day as the lesser of: (a) the CBE Balance multiplied by the product of the Term Blend Adjustment Factor, as described below, and the applicable Maximum CBE Percentage Rate; or (b) the CBE Balance multiplied by applicable CBE Percentage.
The following example demonstrates a hypothetical Customized Benefit Enhancement calculation at the end of the first Policy Year.
Sample Policy:
Insured: Male, Standard Non-tobacco, age 55
Policy Specified Amount: $1,500,000
Target Face Amount: $2,000,000
Premium Paid: $134,100.00
Target Premium: $100,612.91
CBE Percentage Rate: 10.5%
Maximum CBE Percentage Rate: 11%
Minimum Adjustment Factor: 0.75%
Term Blend Adjustment Factor: 0.9375%
Partial Surrender: $10,000
At the end of the first Policy Year, based on the sample policy above, the CBE Balance is calculated as the lesser of (a) minus (b), or (c) times (d) divided by (e), where:
(a)	Premium paid: $134,100.00;
(b)	Partial Surrenders: $10,000;
(c)	Target Premium $100,612.91
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(d)	Target Face Amount $2,000,000
(e)	Policy Specified Amount $1,500,000
In this example, the CBE Balance calculated at the end of the first Policy Year is $124,100.
Based on the sample policy above, the CBE Amount at the end of the first Policy Year is calculated as the lesser of (f) times (g) times (h), or (g) times (i), where:
(f)	Maximum CBE Percentage Rate: 11%
(g)	CBE Balance: $124,100
(h)	Term Blend Adjustment Factor: 0.9375%
(i)	CBE Percentage Rate: 10.5%;
In this example, the CBE Amount is $12,779.81.
In each of the examples the CBE Amount is added to the Net Accumulation Value (less any accrued loan interest not yet charged) to determine the Surrender Value of the Policy.
In each Subsequent Policy Year, the beginning CBE Balance on a Policy Anniversary will be calculated based upon: (a) the ending CBE Balance as of the last Valuation Day of the previous Policy Year; less (b) the CBE Amount not taken in the previous Policy Year; less; (c) the sum of any Partial Surrenders transacted in the previous Policy Year. The CBE Amount then will be calculated on any Valuation Day as the lesser of: (a) the CBE Balance multiplied by the product of the Term Blend Adjustment Factor, as described below, and the applicable Maximum CBE Percentage Rate; or (b) the CBE Balance multiplied by applicable CBE Percentage Rate.
The Term Blend Adjustment Factor will equal (1) plus [(2) multiplied by (3)] where:
(1)	is the Minimum Adjustment Factor, as shown on the Rider Specifications page.
(2)	is one minus the Minimum Adjustment Factor.
(3)	is the ratio of the Base Policy Specified Amount to the Target Face Amount, as shown on the Policy Specifications page.
Additional terms to consider:
If the Insured dies while the rider is In Force, the Death Benefit Proceeds payable will be equal to the greater of:
1.	the amount determined under the death benefit option in effect at the time of the Insured's death less any Indebtedness and overdue deductions calculated as of the Insured’s date of death; or
2.	an amount equal to the Accumulation Value of the Policy plus any applicable CBE Amount available under this Rider on the date of death, multiplied by the applicable percentage shown in the Corridor Percentages Table in the Policy Specifications, less any Indebtedness and overdue deductions as of the Insured’s date of death.
If the Policy to which the rider is attached has lapsed and is reinstated pursuant to the Reinstatement provision of the Policy, the rider will also be reinstated.
The CBE calculated under the rider is subject to the Deferment of Payments provision of the Policy to which the rider is attached.
Earnings Stabilization Rider.   The Policy can be issued with an Earnings Stabilization Rider (“ESR”) at no additional charge. It must be elected at application and may not be available on all policies. Availability of this rider is subject to underwriting requirements and may not be elected if you have elected the Adjustable Benefit Enhancement Rider, Customized Benefit Enhancement Rider or the Surrender Value and Loan Spread Enhancement Rider.
In order to receive the Full Surrender Value and the Earnings Stabilization Enhancement, you must provide us with six months advance notice in writing of your intent to surrender. If you request a Full Surrender without the
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six months advance notice, you will receive only the Surrender Value of your Policy without any additional amount provided by this rider. The Earnings Stabilization Enhancement will not be paid. We reserve the right to waive this notice requirement at any time. Please contact your registered representative to determine if a waiver is currently in effect.
This rider provides an Earnings Stabilization Enhancement which is an amount that will be added to the Surrender Value provided under your Policy upon an Eligible Surrender. The Earnings Stabilization Enhancement is available only within the first 10 Policy Years after the Case Date shown on the Rider Specification page of your Policy. A Case is all inforce life insurance policies issued within the same company and the Case Date is the first policy issued under that Case. An “Eligible Surrender” is a Full Surrender of the Policy. Partial Surrenders and withdrawals of less than the full amount of your Policy are not Eligible Surrenders. Please note that a Full Surrender in the course of an exchange of policies pursuant to Section 1035 of the Internal Revenue Code also is not an Eligible Surrender, unless you reside in a state where such an exception is not allowed. The Earnings Stabilization Enhancement is not an amount or value used when determining whether a Policy will Lapse or in calculating amounts available for Policy Loans or Partial Surrenders. Also, if you cancel the Policy during the Right To Examine period, the Earnings Stabilization Enhancement is not payable.
Under the terms of the rider, in determining the amount of your Surrender Proceeds in lieu of the Surrender Value as described in your Policy, we will pay an amount equal to:
1.	The Surrender Value on the date of the Eligible Surrender; plus
2.	The Earnings Stabilization Enhancement, if any.
The Earnings Stabilization Enhancement is calculated each calendar day and is the lesser of (a) or (b), multiplied by (c) where:
(a) is the Target Enhancement Amount.
(b) is the Maximum Enhancement Amount.
(c)	is the Earnings Stabilization Multiplier.
(a) Target Enhancement Amount. On each calendar day, the Target Enhancement Amount is equal to the Target Surrender Value less the Accumulation Value of your Policy and is guaranteed never to be less than zero. To calculate the Target Enhancement Amount, we first determine the Target Surrender Value. On the Policy Date, the Target Surrender Value is equal to the initial Premium paid. Thereafter, on each calendar day, the Target Surrender Value will be calculated as (1), plus (2), minus (3), plus (4), where:
(1) is the Target Surrender Value as of the prior Monthly Anniversary Day.
(2) is the sum of all Premiums received since the prior Monthly Anniversary Day.
(3) is the sum of any Partial Surrenders since the prior Monthly Anniversary Day.
(4) is daily equivalent interest on items (1) and (2) and (3) calculated using the Target Yield Rate as shown on the Rider Specification Pages and below.
Target Yield Rate.   The Target Yield Rates are not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current Target Yield Rates are:
Policy Years	Target Yield Rate	Policy Years	Target Yield Rate
1	7%	6	4%
2	6.5%	7	3%
3	6%	8	2%
4	5.5%	9	1%
5	5%	10	0.5%
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(b) Maximum Enhancement Amount.   The Maximum Enhancement Amount is calculated each calendar day while this rider is in effect, as the sum of (1) plus (2), multiplied by (3), and, if applicable, multiplied by (4) where:
(1) is the Maximum Enhancement Premium.
(2) is the cumulative Maximum Enhancement Premium for each previous Policy Year.
(3) is the applicable Maximum Enhancement Rate.
(4) is the Term Blend Adjustment Factor.
Maximum Enhancement Premium. The Maximum Enhancement Premium for any given year is calculated as the lesser of (1) or (2) where:
(1) is the sum of the Premiums paid during the Policy Year less the sum of any Partial Surrenders during the Policy Year.
(2) is the Target Premium for the Policy Year; multiplied by the ratio of the Target Specified Amount to the Basic Policy Specified Amount of your Policy.
Maximum Enhancement Rate.   The Maximum Enhancement Rate is expressed as a percentage, is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual Maximum Enhancement Rates are:
Policy Years	Maximum Enhancement Rate	Policy Years	Maximum Enhancement Rate
1	13%	6	6%
2	12%	7	4%
3	11%	8	3%
4	11%	9	2%
5	9%	10	1%
If a term insurance rider is attached to your Policy and in effect, the Maximum Enhancement Amount in any Policy Year will also be multiplied by the Term Blend Adjustment Factor.
Term Blend Adjustment Factor. The Term Blend Adjustment Factor is determined at issue and may change as the result of increases, decreases and Partial Surrender. The Term Blend Adjustment Factor will equal (1) multiplied by (2) plus (3) where:
(1) is the ratio of the Base Policy Specified Amount to the Target Specified Amount of your Policy, as shown on the Policy Specification page.
(2) is 0.25
(3) is 0.75
The Term Blend Adjustment Factor is equal to 1.0 if no term insurance rider is attached to the Policy or if the term insurance rider on the Policy has been terminated after issue.
(c) Earnings Stabilization Multiplier. The Earnings Stabilization Multiplier is calculated by determining the current values of the following:
(1)	the Fixed Account
(2)	money market Sub-Accounts; and
(3)	non-money market Sub-Accounts.
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We then take the sum of the cumulative current values invested in each investment allocation noted above to determine the Net Accumulation Value of the Policy. Once the Net Accumulation Value of the Policy is determined, we then calculate the Daily Stabilization Factor applicable to the Policy.
The Daily Stabilization Factor. The Daily Stabilization Factor is calculated daily on each calendar day as (1) minus (2) multiplied by (3), where:
(1) is 1.
(2) is 1 minus the Earnings Stabilization Multiplier Floor Rate.
(3) is the sum of the Fixed Account and money market Sub-Account values of the Policy divided by the Net Accumulation Value.
Earnings Stabilization Multiplier Floor Rate. The Earnings Stabilization Multiplier Floor Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current Earnings Stabilization Multiplier Floor Rate is 50.000%.
Once the Daily Stabilization Factor is determined, we then calculate the Earnings Stabilization Multiplier as follows:
In the first Policy Year, the Earnings Stabilization Multiplier is calculated on a daily basis as the sum of all Daily Stabilization Factors since the Policy Date divided by the sum of the number of calendar days since the Policy Date. Thereafter, in each subsequent Policy Year the Earnings Stabilization Multiplier is calculated on a daily basis as the sum of the previous 365 Daily Stabilization Factors divided by 365.
As noted above, in determining the Earnings Stabilization Enhancement we consider whether or not you have elected a term insurance rider.
For Policies without a Term Insurance Rider. The following example demonstrates a hypothetical “Earnings Stabilization Enhancement” calculation for the first Policy Year for a Policy without a term insurance rider.
Sample Policy:
Insured: Male, Standard Non-tobacco, age 40
Base Policy Specified Amount: $750,000
Premium Paid: $25,000
Target Premium: $30,279.95
Ending Accumulation Value: $22,000
Cumulative Target Yield Rate: 5%
Maximum Enhancement Rate: 16%
Earnings Stabilization Multiplier: 0.80
As described above, in order to calculate the Target Enhancement Amount, the Target Surrender Value must be calculated, first. For the sample Policy shown above, at the end of year 1, the Target Surrender Value is calculated as (a) plus (b) minus (c) plus (d), where;
(a) Target Surrender Value: $0
(b) Premiums received: $25,000
(c) Any Partial Surrender: $0
(d) Daily equivalent interest on items (a) and (b) calculated using the Cumulative Target Yield Rate that is shown on the Specification Pages included with your Policy: 5%
This results in a Target Surrender Value at the end of Policy Year 1 to be $26,250.
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The Target Enhancement Amount can now be calculated as the Target Surrender Value less the ending Accumulation Value. Therefore, the Target Enhancement Amount is equal to $26,250 - $22,000 = $4,250.
We calculate the Maximum Enhancement Amount which is calculated as (a) multiplied by (b), where:
(a) the Maximum Enhancement Premium which is equal to the lesser of:
(i) the sum of the Premiums paid during the Policy Year; less the sum of any Partial Surrenders during the Policy Year: $25,000 – $0 = $25,000
(ii) the Target Premium for the Policy Year multiplied by (Total Specified Amount/Base Specified Amount): $30,279.95 multiplied by ($750,000/$750,000) = $30,279.95; and
(b) the applicable Maximum Enhancement Rate: 16% = 0.16
Thus, the Maximum Enhancement Amount = $25,000 x 0.16 or $4,000
Accordingly, the Earnings Stabilization Enhancement at the end of year 1 is calculated as (a) times the lesser of (b) or (c):
(a) Earnings Stabilization Multiplier = 0.80;
(b) Target Enhancement Amount = $4,250; and
(c) Maximum Enhancement Amount = $4,000
Thus, the Earnings Stabilization Enhancement for year 1 is (0.80 x $4,000) = $3,200
The ending Surrender Value can now be calculated as the ending Accumulation Value for year 1 ($22,000) plus the applicable Earnings Stabilization Enhancement ($3,200) which equals $25,200.
For Policies with a Term Insurance Rider. The following example demonstrates a hypothetical “Earnings Stabilization Enhancement” calculation for the first Policy Year for a Policy with a term insurance rider.
Sample Policy:
Insured: Male, Standard Non-tobacco, age 40
Base Policy Specified Amount: $750,000
Term Policy Specified Amount: $250,000
Premium Paid: $25,000
Target Premium: $30,279.95
Ending Accumulation Value: $22,000
Cumulative Target Yield Rate: 5%
Maximum Enhancement Rate: 16%
Earnings Stabilization Multiplier: 0.80
As described above, in order to calculate the Target Enhancement Amount, the current Target Surrender Value must be calculated, first. For the sample Policy shown above, at the end of year 1, the Target Surrender Value is calculated as (a) plus (b) minus (c) plus (d), where;
(a) Target Surrender Value as of the rider’s Effective Date: $0
(b) All Premiums received in the first Policy Year: $25,000
(c) Any Partial Surrender in the first Policy Year: $0
(d) Daily equivalent interest on items (a) and (b) and (c) calculated using the Cumulative Target Yield Rate that is shown on the Specification Pages included with your Policy: 5%
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Thus, the Target Surrender Value at the end of Policy Year 1 is $26,250.
The Target Enhancement Amount can now be calculated as the Target Surrender Value less the ending Accumulation Value. Therefore, the Target Enhancement Amount is equal to $26,250 - $22,000 = $4,250.
We calculate the Maximum Enhancement Amount which is calculated as (a) multiplied by (b) multiplied by (c), where:
(a) the Maximum Enhancement Premium which is equal to the lesser of:
(i) the sum of the Premiums paid during the Policy Year; less the sum of any Partial Surrenders during the Policy Year: $25,000 – $0 = $25,000
(ii) the Target Premium for the Policy Year multiplied by (Total Specified Amount/Base Specified Amount): $30,279.95 ($1,000,000/$750,000) = $40,373.27; and
(b) the applicable Maximum Enhancement Rate: 16% = 0.16
(c) the Term Blend Adjustment Factor multiplied by (Base Specified Amount/Total Specified Amount):
0.75 + 0.25 multiplied by (750,000/1,000,000) = 0.9375
Thus, the Maximum Enhancement Amount = $25,000 x 0.16 x 0.9375 or $3,750
Accordingly, the Earnings Stabilization Enhancement at the end of year 1 is calculated as (a) times the lesser of (b) or (c):
(a) Earnings Stabilization Multiplier = 0.80;
(b) Target Enhancement Amount = $4,250; and
(c) Maximum Enhancement Amount = $3,750
Thus, the Earnings Stabilization Enhancement for year 1 is (0.80 x $3,750) = $3,000
The ending Surrender Value can now be calculated as the ending Accumulation Value for year 1 ($22,000) plus the applicable Earnings Stabilization Enhancement ($3,000) which equals $25,000.
Additional terms to consider:
If the Insured dies while the rider is In Force, the Death Benefit Proceeds payable will be equal to the greater of:
1.	The amount determined under the Death Benefit Option in effect at the time of the Insured's death less any Indebtedness and overdue deductions calculated as of the Insured’s date of death; or
2.	An amount equal to the Accumulation Value of the Policy plus any applicable Earnings Stabilization Enhancement available under this Rider on the date of death, multiplied by the applicable percentage shown in the Corridor Percentages Table of the Policy Specifications, less any Indebtedness and overdue deductions as of the Insured’s date of death.
If the Policy to which the rider is attached has lapsed and is reinstated pursuant to the Reinstatement provision of the Policy, the rider will also be reinstated.
Please note that the Earnings Stabilization Enhancement calculated under the rider is subject to the Deferment of Payments provision of the Policy to which the rider is attached.
Enhanced Surrender Value Rider.  The Policy can be issued with an Enhanced Surrender Value Rider. This rider is generally elected at application, and will be offered with all Policies described in this prospectus. Availability of the rider is subject to underwriting requirements for total Premiums expected to be paid, and other underwriting criteria. It may not be elected if you have elected the Adjustable Benefit Enhancement Rider or the Load Amortization Rider. It may be added after the Date of Issue of the Policy only with Lincoln Life’s consent. There is no cost for this rider.
This rider provides two additional benefits:
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a)	Surrender Value benefit: an extra benefit in the event of a Full Surrender of the Policy, and
b)	expense reduction benefit: a reduction in expense charges and fees in the Policy.
A. Surrender Value benefit.
Under this rider, the Full Surrender Value of the Policy will equal:
a)	the policy value on the date of surrender; less
b)	the loan balance plus any accrued interest; plus
c)	the Surrender Value enhancement benefit, if any.
The Surrender Value enhancement benefit is an amount equal to the lesser of (a) or (b), where:
a)	is the Target Enhancement Amount; and
b)	is the Maximum Enhancement Amount.
Target Enhancement Amount.  On any Monthly Deduction day, the Target Enhancement Amount is equal to the Target Surrender Value less the Accumulation Value of the Policy. For purposes of this rider, if the Target Enhancement Amount is negative, it will be considered to be zero.
Target Surrender Value.  On each Monthly Deduction day, the Target Surrender Value will be calculated as (1), plus (2), plus (3), minus (4), where:
1)	is the Target Surrender Value on the immediately preceding Monthly Deduction day.
2)	is all Premiums received since the immediately preceding Monthly Deduction day.
3)	is monthly equivalent interest on items (1) and (2) calculated using the annual Target Yield rate shown on Target Yield rate table.
4)	is the amount of any Partial Surrenders since the immediately preceding Monthly Deduction day.
On the Date of Issue, the Target Surrender Value will be the initial Premium received. On any day other than the Date of Issue or a Monthly Deduction day, the Target Surrender Value will be the Target Surrender Value as of the preceding Monthly Deduction day, plus all Premiums received and less any Partial Surrenders taken since the preceding Monthly Deduction day.
Target Yield.  The Target Yield is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual Target Yield rates are:
Policy Years	Target Yield Rate	Policy Years	Target Yield Rate
1	7%	7	4%
2	7%	8	3%
3	7%	9	2%
4	6%	10	1%
5	5.5%	11+	0%
6	5%
The Target Yield rate will not exceed 15% in any Policy Year.
Maximum Enhancement Amount.  The Maximum Enhancement Amount is equal to the Cumulative Surrender Value Premium times the maximum enhancement rate for any Policy Year times the Term Blend Adjustment Factor.
Cumulative Surrender Value Premium.  The Cumulative Surrender Value Premium for any Policy Year is the lesser of (a) or (b), where:
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a)	Is the sum of the Premiums paid during the Policy Year; less the sum of any Partial Surrenders during the Policy Year; and
b)	Is the Target Premium for the Policy Year; times the ratio of the target face amount to the basic Policy Specified Amount if a term insurance rider is attached to this Policy
During the first Policy Year, the Cumulative Surrender Value Premium for all prior Policy Years is zero.
Maximum Enhancement Rate.  The Maximum Enhancement Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual Maximum Enhancement Rates are:
Policy Years	Maximum Enhancement Rate	Policy Years	Maximum Enhancement Rate
1	16%	7	5%
2	15%	8	3%
3	15%	9	2%
4	12%	10	1%
5	9%	11+	0%
6	7%
The Maximum Enhancement Rate will not exceed 25% in any Policy Year.
Term Blend Adjustment Factor.  The Term Blend Adjustment Factor is equal to 1.0 unless a term insurance rider is attached to the Policy. If a term insurance rider is attached this Policy, the Term Blend Adjustment Factor will equal the minimum adjustment factor plus one minus the minimum adjustment factor times the ratio of the basic Policy Specified Amount to the target face amount shown in the Policy Specifications. The current value of the minimum adjustment factor is shown in the Policy Specifications.
B. Expense reduction benefit.
In Policy Years six through ten, this rider will provide a reduction to the expense charges deducted under the Policy. This amount is equal to the following:
Policy Years	Expense Reduction Amount
6-10	The lesser of (a) or (b) where: (a) is the expense reduction rate times the accumulated Premiums paid for Policy Years one through five; and (b) is the expense charges due under the Policy
There is no expense reduction in Policy Years 1 through 5 or in Policy Year 11 and beyond.
Expense Reduction Rate.  The Expense Reduction Rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current Expense Reduction Rates are:
Policy Years	Monthly Expense Reduction Rate	Policy Years	Monthly Expense Reduction Rate
1	0%	7	0.00833%
2	0%	8	0.00833%
3	0%	9	0.00833%
4	0%	10	0.00833%
5	0%	11+	0%
6	0.00833%
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The Expense Reduction Rate will not exceed an annual rate of 5% in any Policy Year.
If this rider is elected, in lieu of the Monthly Deduction as described in the Policy, the Monthly Deduction for a Policy Month will be calculated as (1) plus (2) less the expense reduction amount, where:
1)	is the Cost of Insurance for the base Policy and the cost of any supplemental riders or optional benefits, and
2)	is the monthly Administrative Fee for the base Policy.
This rider will terminate without value in the event that this Policy is exchanged for another under §1035 of the Internal Revenue Code.
This rider otherwise terminates on the earliest of:
1)	the death of the Insured; or
2)	the maturity date of this Policy; or
3)	the date this Policy ends; or
4)	the next Monthly Deduction day after we receive your written request to terminate this rider.
Surrender Value and Loan Spread Enhancement Rider. The Policy can be issued with a Surrender Value and Loan Spread Enhancement Rider at no additional charge. The rider must be elected at application and may not be available on all policies. For example, you may not choose this rider if you have elected the Adjustable Benefit Enhancement Rider or the Enhanced Surrender Value Rider.
Surrender Value Enhancement. If this rider is included with your Policy and you effect an “Eligible Surrender” within the first four Policy Years (the “Surrender Value Enhancement Period”), the proceeds you will receive will be increased by a certain amount over what you would have received had you not elected this rider. An “Eligible Surrender” is a Full Surrender of the Policy. Partial Surrenders of less than the full amount of the Policy’s Surrender Value are not “Eligible Surrenders”. Please note that a Full Surrender in the course of an exchange of policies pursuant to Section 1035 of the Internal Revenue Code is also not an Eligible Surrender, unless you reside in a state where such an exception is not allowed.
The Surrender Value Enhancement only applies during the Surrender Value Enhancement Period and only while the rider is In Force. It is calculated as follows: (a) multiplied by (b) multiplied by (c) multiplied by (d) where:
(a) is the applicable Surrender Value Enhancement Rate
(b) is the Term Blend Adjustment Factor; and
(c) is the cumulative Surrender Value Enhancement Premium; and
(d) is the Surrender Value Enhancement Multiplier (100%, 75% or 50% depending on the Surrender Value and Loan Spread Enhancement option chosen, see below)
These terms are explained below.
Surrender Value Enhancement Rate. This rate is taken from a table of rates shown in your Policy and is based on our expectations of future investment earnings, persistency and expenses, including taxes. The rate for Policy Year 1 will be as shown in the table of rates in your Policy. The rates in Policy Year 2 through Policy Year 4 will be determined annually and are guaranteed to fall within a range of rates from 10% to 0.25%. At the beginning of Policy Year 5 and thereafter, the rate will be zero.
Term Blend Adjustment Factor. If you do not have a term insurance rider in effect under your Policy, the Term Blend Adjustment Factor is equal to 1.0. If a term insurance rider is in effect under your Policy, this factor is calculated as (a) divided by (b) multiplied by (c) plus (d) where:
(a) is your Policy Specified Amount on the date of the Eligible Surrender;
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(b) is the total of your Policy Specified Amount and any additional Specified Amount provided under a term insurance rider in effect as of the date of Eligible Surrender;
(c) is .70;
(d) is .30.
Surrender Value Enhancement Premium. The Surrender Value Enhancement Premium is an amount equal to the lesser of (1) and (2) where:
(1) is the sum of the policy Premiums paid during the Policy Year; less the sum of any Partial Surrenders paid during the Policy Year; or
(2) is the policy Target Premium for the applicable Policy Year multiplied by the ratio of the Target Specified Amount to the base Policy’s Specified Amount. The Target Premium, Target Specified Amount and base Policy’s Specified Amount are all shown in the Policy. As provided in the Policy, the Target Premium is subject to change based on future changes you make to the Policy (i.e. withdrawals, changes in Specified Amount).
Cumulative Surrender Value Enhancement Premium. This is an amount equal to the total of Surrender Value Enhancement Premiums you have paid to date as of the date of the Eligible Surrender.
Surrender Value Enhancement Multiplier. This number is found in your Policy and is based on the Surrender Value and Loan Spread Enhancement Option you have selected. The multiplier and Loan Spread Enhancement Option are described below.
The following example demonstrates a hypothetical Surrender Value Enhancement calculation at the end of Policy Year two.
Sample Policy:
Insured: Male Standard Non-tobacco, age 40
100% Base (No Term)
Specified Amount : $2,476,965
Target Specified Amount: $2,476,965
Premium Payment: $100,000 Single Pay
Target Premium: $100,003.18
Surrender Value Enhanced Rate: 4%
Surrender Value Enhancement Multiplier: 100%
Surrender Value: $103,391.04
At the end of Policy Year two based on the above sample policy the calculation would be as follows:
(a) Surrender Value Enhancement Rate: 4%
(b) Term Blend Adjustment Factor: 1%
(c) Cumulative Surrender Value Enhancement Premium: $100,000.00
(d) Surrender Value Enhancement Multiplier: 100%
Thus, (a) multiplied by (b) multiplied by (c) multiplied by (d) = an enhancement of $4,000.00. This results in a Surrender Value of $107,391.04 after the Surrender Value Enhancement is applied.
Loan Spread Enhancement. This rider offers you the option to receive the full amount of the Surrender Value Enhancement (Surrender Value and Loan Enhancement Option 1) or one of two lesser enhancements (Option 2 or 3) in exchange for a lower net cost of borrowing in later Policy Years.
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The difference between the interest rate we charge you for Policy Loans and the interest we credit to your Policy’s Loan Collateral Account represents your net cost of borrowing and is called the “Loan Spread.” The amount of your Loan Spread under this rider is determined by the amount of Surrender Value Enhancement you agree to receive on an Eligible Surrender. At the time of application, you will select a Surrender Value and Loan Spread Enhancement Option which thereafter cannot be changed. Your choice of option will determine:
(a) the percentage of the Surrender Value Enhancement amount (the “Surrender Value Enhancement Multiplier” or “Multiplier”) you would receive in the event of an Eligible Surrender; and
(b) the Loan Spreads that would be available with respect to any outstanding Policy Loans.
Accordingly, if you have outstanding Policy Loans, while the rider is In Force, the Loan Spread is guaranteed not to exceed the Loan Spread Enhancement Rates shown in your Policy for the option you have chosen.
For example, the currently available Surrender Value and Loan Spread Enhancement Options, Surrender Value Enhancement Multipliers and resulting Loan Spreads are shown in the table below. Referring to the table below, if you chose Option 1, you would receive 100% of the Surrender Value Enhancement calculated as described above. In doing so, your Loan Spread rate for all years would be .50%. If you chose Option 2, in exchange for agreeing to receive 75% of the Surrender Value Enhancement, your Policy Loans would experience a Loan Spread rate of .50% during the first 10 Policy Years and .25% thereafter. Finally, if you chose Option 3, your Loan Spread rate will be .50% during the 1st 10 Policy Years and 0% thereafter.
Surrender Value and Loan Spread Enhancement Option – Surrender Value Enhancement Multiplier	Policy Years 0-10	Policy Years 11+
Option 1 – 100%	0.50%	0.50%
Option 2 – 75%	0.50%	0.25%
Option 3 – 50%	0.50%	0.00%
Thus, based on the hypothetical sample above, the following table indicates the Surrender Value Enhancement amount and the Loan Spread for each option.
Surrender Value and Loan Spread Enhancement Option – Surrender Value Enhancement Multiplier	Surrender Value Enhancement amount	Policy Years 0-10	Policy Years 11+
Option 1 – 100%	$4,000	0.50%	0.50%
Option 2 – 75%	$3,000	0.50%	0.25%
Option 3 – 50%	$2,000	0.50%	0.00%
It is important to note that, during the Surrender Value Enhancement Period, the amount available under your Policy for Partial Surrenders and loans will not be increased due to this rider. Also, the Loan Spread Enhancement will apply only to standard Policy Loans and will not apply to loans under the Alternative Policy Loan Rider, if elected.
Also note, the increase in Policy Surrender Value due to the Surrender Value Enhancement may result in an increase in the Death Benefit if required under Section 7702 of the Internal Revenue Code.
Term Insurance Rider.  The Policy can be issued with a term insurance rider as a portion of the total death benefit. The rider provides term life insurance on the life of the Insured, which is annually renewable to Attained Age 100. This rider will continue in effect unless canceled by the Owner. The amount of coverage provided under the rider’s benefit amount varies from month to month.
The benefit amount is the target face amount minus the basic Policy Specified Amount. Refer to your Policy Specifications for the benefit amount.
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The cost of the rider is added to the Monthly Deductions, and is based on the Insured’s premium class, issue age and the number of Policy Years elapsed. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year.
The rider’s death benefit is included in the total death benefit paid under the Policy.
Continuation of Coverage
Coverage of this Policy will continue to the maturity date if your Surrender Value is sufficient to cover each Monthly Deduction. The maturity date for this Policy is the Policy Anniversary nearest the Insured’s 100th birthday. As of the maturity date, the death benefit will be equal to the Surrender Value.
Paid-Up Nonforfeiture Option
You may elect, any time prior to the maturity date, to continue this Policy as paid-up life insurance. The effective date of the paid-up insurance will be the Monthly Deduction day following the receipt of your written request at our Administrative Office. As of the effective date:
•	the Specified Amount will be the amount which the Surrender Value will purchase as a net single Premium at the Insured’s then Attained Age, using the guaranteed interest and mortality basis of the original Policy (this may not exceed the death benefit),
•	no further Premium Payments, Monthly Deductions, interest credits or changes in coverage may be made,
•	we will transfer the Separate Account Value to the Fixed Account Value, and
•	all extra benefit riders will terminate.
Coverage Beyond Maturity
At any time prior to the maturity date of this Policy, you may, by written request, elect to continue coverage beyond the maturity date. Any extra benefit riders will be terminated on the maturity date.
If elected, the following will apply:
•	we will transfer the value of the Separate Account to the Fixed Account,
•	we will credit interest on the policy value,
•	where permitted by law we will continue to charge you Monthly Deductions, except we will not charge you any cost of insurance,
•	loan interest on any loans outstanding on the maturity date will continue to accrue,
•	the death benefit will be equal to the policy value and the Death Benefit Proceeds will be the policy value less any Indebtedness.
This provision is not available if you select the Paid-Up Non-Forfeiture Option. Also, the Paid-Up Non-Forfeiture Option will not be available when the coverage beyond maturity provision takes effect.
At this time, uncertainties exist about the tax treatment of the Policy if it should continue beyond the maturity date. Therefore, you should consult your tax advisor before the Policy becomes eligible for coverage beyond maturity.
Termination of Coverage
All policy coverage terminates on the earliest of:
1)	Full Surrender of the Policy;
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2)	death of the Insured;
3)	failure to pay the necessary amount of Premium to keep your Policy in force; or
4)	the maturity date, unless coverage beyond maturity is elected.
Loan interest will continue to accrue on any outstanding loans. Provisions may vary in certain states.
State Regulation
The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state specific features.
PREMIUMS
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum Premium required except to keep the Policy in force. Premium Payments may be required from time to time in order to insure that the Net Accumulation Value of the Policy is sufficient to pay the Monthly Deductions. Otherwise, the Policy will lapse. (See the “Lapse and Reinstatement” section of this prospectus.) Premiums may be paid anytime before the Insured reaches age 100, subject to our right to limit the amount or frequency of additional Premium Payments. (See the “Planned Premiums; Additional Premiums” section of this prospectus.)
The initial Premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two Monthly Deductions.
Allocation of Net Premium Payments
Your Net Premium Payment is the portion of a Premium Payment remaining, after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts or the Fixed Account.
You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on the application. Net Premium Payments will be allocated on the same basis as the initial Net Premium Payment unless we are instructed otherwise, in writing or electronically. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time. The percentages of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must total 100%. We credit Net Premium Payments to your Policy as of the end of the Valuation Period in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 p.m. Eastern Time, unless the New York Stock Exchange closes earlier.
The Valuation Period is the time between Valuation Days. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.
Planned Premiums; Additional Premiums
Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. Premium Payments may be billed annually, semi-annually, quarterly, or monthly.
In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.
You may increase Planned Premiums, or pay additional Premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.
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We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the death benefit and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.
We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test or, if you so elected at the time you applied for the Policy, the Cash Value Accumulation Test. The excess amount of Premium will be returned to you. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. Refer to the section headed “Tax Issues” for more information.
Life Insurance Qualification
A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Internal Revenue Code (“Code”). At the time of purchase, you may choose either the Guideline Premium Test or the Cash Value Accumulation Test.
The Guideline Premium Test limits the amount of Premiums that may be paid into the Policy in relation to the death benefit and requires a minimum amount of death benefit in relation to policy value. The death benefit that results from the Guideline Premium Test is usually less than the amount of death benefit that results from the Cash Value Accumulation Test.
The Cash Value Accumulation Test does not limit the amount of Premiums that may be paid into the Policy, as long as there is enough death benefit in relation to policy value at all times. The minimum death benefit that is required in relation to policy value depends on the Insured’s age, gender, and risk classification.
Both tests require increases in death benefit as policy value increases. Increases in the minimum death benefit required under the Cash Value Accumulation Test are usually greater than those required under the Guideline Premium Test. Increases in the death benefit required by either test will increase the cost of insurance under the Policy, which can reduce policy value. Refer to your Policy Specifications page for the limits applicable to your Policy.
Discuss this choice with your financial representative and tax advisor before purchasing the Policy. Once your Policy is issued, the qualification method cannot be changed.
Policy Values
Policy value in your variable life insurance policy is also called the “Accumulation Value”.
The Accumulation Value equals the sum of the Fixed Account Value, the Separate Account Value, and the loan balance. At any point in time, the Accumulation Value reflects:
1)	Net Premium Payments made;
2)	the amount of any Partial Surrenders;
3)	any increases or decreases as a result of market performance of the Sub-Accounts;
4)	interest credited to the Fixed Account or the loan balance; and
5)	all charges and fees deducted.
The Separate Account Value, if any, is the portion of the Accumulation Value attributable to the Separate Account. This value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. The current value of each Sub-Account is determined by multiplying the number of Variable Accumulation Units credited or debited to that Sub-Account with respect to this Policy by the Variable Accumulation Unit Value of that Sub-Account for such Valuation Period.
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The “Variable Accumulation Unit” is a unit of measure used in the calculation of the value of each Sub-Account. It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit Value for a Sub-Account for a Valuation Period is determined as follows:
1)	the total value of Underlying Fund shares held in the Sub-Account is calculated by multiplying the number of Underlying Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the Underlying Fund made during the Valuation Period; minus
2)	the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and
3)	the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.
In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily Mortality and Expense Risk Charge multiplied by the number of calendar days in the Valuation Period.
The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. Fixed Account principal is not subject to market fluctuation and interest is credited at an annual rate not to be less than 1% for Policies issued on or after June 5, 2017 (3% for all other Policies).
The loan balance, if any, reflects  amounts held as collateral on any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company’s General Account. Amounts transferred to the loan balance do not participate in the performance of the Sub-Accounts or the Fixed Account. We do not guarantee the loan balance. The loan balance will earn interest at an annual rate not to be less than 1% for Policies issued on or after June 5, 2017 (3% for all other Policies).
We will notify you of the current Policy Loan Interest rate for this Policy at the time a Policy Loan is taken. If the Policy has a loan balance, we will notify you of any change in the interest rate before the new rate becomes effective.
The interest earned by the loan balance will be added to the Fixed Account Value and the Separate Account Value in the same proportion in which the loan amount was originally deducted from these values.
The “Net Accumulation Value” is the Accumulation Value less the loan balance. It represents the net value of your Policy and is the basis for calculating the Surrender Value.
Annual Statement
We will tell you at least annually the Accumulation Value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account Value and the loan balance. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.
DEATH BENEFITS
The Death Benefit Proceeds is the amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment.
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Death Benefit Options
Three different death benefit options are available. Regardless of which death benefit option you choose, the Death Benefit Proceeds payable will be the greater of:
1) the amount determined by the death benefit option in effect on the date of the death of the Insured, or
2) a percentage of the Accumulation Value equal to that required by the Internal Revenue Code to maintain the Policy as a life insurance policy. This is also called the minimum required death benefit, and will vary depending on the life insurance qualification method you have chosen for your Policy.
Death Benefit Proceeds under either calculation will be reduced by any loan balance plus any accrued interest, and any overdue deductions.
The following table provides more information about the death benefit options.
Option	Death Benefit Proceeds Equal to the	Variability
1	Specified Amount, which includes the Accumulation Value as of the date of the Insured’s death.	Generally provides a level death benefit
2	Sum of the Specified Amount plus theAccumulation Value as of the date of the Insured’s death.	May increase or decrease over time, depending on the amount of Premium paid and the investment performance of the underlying Sub-Accounts or the Fixed Account.
3	Specified Amount plus the accumulated Premiums (all Premiums paid from the Date of Issue accumulated at the Premium accumulation rate chosen by you before policy issue and shown in the Policy Specifications pages), less withdrawals as of the date of the Insured’s death.	Will generally increase, depending on the amount of Premium paid.
If your Policy includes a term insurance rider, the target face amount replaces the Specified Amount in each of the death benefit options.
If for any reason the Owner does not elect a particular death benefit option, Option 1 will apply until changed by the Owner.
Changes to the Initial Specified Amount and Death Benefit Options
Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the Specified Amount. The minimum Specified Amount is currently $100,000.
The death benefit option may be changed by the Owner, subject to our consent, as long as the Policy is in force.
You must submit all requests for changes among death benefit options and changes in the Specified Amount in writing to our Administrative Office. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.
Option change	Impact
1 to 2	The new Specified Amount will equal the Specified Amount prior to the change minus the Accumulation Value at the time of the change.
2 to 1	The new Specified Amount will equal the Specified Amount prior to the change plus the Accumulation Value at the time of the change.
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Option change	Impact
1 to 3	Changes from Option 1 to Option 3 are not allowed.
3 to 1	The new Specified Amount will equal the Specified Amount prior to the change plus the accumulated Premiums, less withdrawals (all Premiums paid from the Date of Issue accumulated at the Premium accumulation rate chosen by you before policy issue and shown in the Policy Specifications pages), at the time of the change.
2 to 3	Changes from Option 2 to Option 3 are not allowed.
3 to 2	Changes from Option 3 to Option 2 are not allowed.
Any Reductions in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.
We may decline any request for change of the death benefit option or Reduction in Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law.
Any change is effective on the first Monthly Deduction day on, or after, the date of approval of the request by Lincoln Life. If the Monthly Deduction amount would increase as a result of the change, the change will be effective on the first Monthly Deduction day on which the Accumulation Value is equal to, or greater than, the Monthly Deduction amount.
Death Benefit Proceeds
Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the Insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.
After receipt at our Administrative Office of proof of death of the Insured, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.
Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period of three to five years from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.
POLICY SURRENDERS
You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.
The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. This equals the Accumulation Value minus the loan balance including any accrued interest, plus any amount that may be provided by a rider. All or part of the Surrender Value may be applied to one or more of the settlement options.
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Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.
Partial Surrender
You may make a Partial Surrender, withdrawing a portion of your policy values, anytime after the first Policy Year, while the Policy is in force. You must request a Partial Surrender in writing. The total of all Partial Surrenders may not exceed 90% of the Surrender Value of your Policy. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.
Partial Surrenders may reduce the Accumulation Value, the death benefit, and the Specified Amount. The amount of the Partial Surrender will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.
Death Benefit Option in Effect	Impact of Partial Surrender
1	Will reduce the Accumulation Value, death benefit and the Specified Amount.
2	Will reduce the Accumulation Value and the death benefit, but not the Specified Amount.
3	Will reduce the Accumulation Value, accumulated Premiums (all Premiums paid from the Date of Issue accumulated at the Premium accumulation rate, less any prior withdrawals), death benefit and may reduce the Specified Amount.
Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.
We may at our discretion decline any request for a Partial Surrender.
POLICY LOANS
You may borrow against the Surrender Value of your Policy. We reserve the right to limit the amount of your loan so that total Policy Indebtedness will not exceed 90% of an amount equal to the Accumulation Value minus the loan balance. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the Policy’s death benefit and Accumulation Value.
An amount equal to the amount of any loans you take will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values and transferred to the Loan Collateral Account. The amount allocated to the Loan Collateral Account will always equal the total amount of all loans taken and any interest accrued but not paid on them (the “loan balance”.) Amounts transferred to the Loan Collateral Account do not participate in the performance of the Sub-Accounts or Fixed Account other than as noted below and other than in the event the loan is taken pursuant to the terms of the Alternative Policy Loan Rider. The loan balance does not include the amount of any loan obtained through that rider. Unless paid in advance, loan interest will be treated as an additional Policy Loan and added to the loan balance. Amounts equal to due and unpaid interest are also proportionally transferred to the Loan Collateral Account. Loans, therefore, can affect the Policy's death benefit and Accumulation Value whether or not they are repaid. Policy Values in the Loan Collateral Account are part of the Company's General Account.
Your outstanding loan balance may be repaid at any time during the lifetime of the Insured employee. The loan balance will be reduced by the amount of any loan repayment. An amount equal to any repayment will be transferred from the Loan Collateral Account and allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are then being allocated.
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If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value, the Policy will terminate subject to the conditions in the Grace Period provision. If your Policy lapses while a loan is outstanding, there may be adverse tax consequences.
The annual loan interest rate we charge during any Policy Year will be:
•	the monthly average (Moody’s Investors Service, Inc. Composite Yield on Corporate Bonds) for the calendar month which ends two months before the month in which the Policy Anniversary occurs, or, if greater,
•	1.5% for Policies issued on or after June 5, 2017 (3.5% for all other Policies)
This rate may increase only when it would be at least 0.5% higher than the prior Policy Year’s rate and decrease only when it would be at least 0.5% lower than the prior Policy Year’s rate. We will not change the loan interest rate we charge if the new rate would be less than 0.5% higher or lower than the rate we charged for the prior Policy Year.
When you take a loan, we will tell you the current Policy Loan Interest rate. We will tell you in advance of any interest rate change. You must pay interest on the anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a policy. Any unpaid interest is added to the loan and will be taken proportionally from the amount in each funding option.
Amounts in the Loan Collateral Account shall earn interest at a lower rate than the Policy Loan Interest rate. The difference between the rates will never exceed 0.50%.
Please note that there may be adverse tax consequences in the event that your Policy lapses with an outstanding loan balance.
LAPSE AND REINSTATEMENT
If at any time the Accumulation Value less the Loan Collateral Account value is insufficient to pay the Monthly Deduction, all coverage will terminate. This is referred to as Policy Lapse. The Accumulation Value less the Loan Collateral Account value may be insufficient:
1)	because it has been exhausted by earlier deductions;
2)	as a result of poor investment performance;
3)	due to Partial Surrenders;
4)	due to Indebtedness for Policy Loans; or
5)	because of a combination of any of these factors.
If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the Accumulation Value less the Loan Collateral Account value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Deduction day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
If the amount in the notice is not paid to us within the Grace Period, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Deduction day on which the Monthly Deduction could not be paid. If the Insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.
Reinstatement of a Lapsed Policy
If your Policy has lapsed and the Insured has not died since lapse, you may reinstate your Policy within five years of the Policy Lapse date, provided:
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1)	the Policy has not been surrendered;
2)	there is an application for reinstatement in writing;
3)	satisfactory evidence of insurability is furnished to us and we agree to accept the risk for the Insured;
4)	we receive a payment sufficient to keep your Policy in force for at least three months; and
5)	any accrued loan interest is paid and any remaining loan balance, including interest, is either paid or reinstated.
The reinstated Policy will be effective as of the Monthly Anniversary Date or next following the date on which we approve your application for reinstatement. If a Policy Loan is being reinstated, the Policy's Accumulation Value at reinstatement will be the amount reinstated in the Loan Collateral Account plus the Net Premium Payment made less all Monthly Deductions due.
TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.
Taxation of Life Insurance Contracts in General
Tax Status of the Policy.  Section 7702 of the Internal Revenue Code of 1986 as amended (“Code”) establishes a statutory definition of life insurance for federal tax purposes. We believe that the Policy will meet the statutory definition of life insurance under one of two tests recognized by the Code. The Guideline Premium Test, which limits Premiums paid depending upon the Insured's age, gender, and risk classification, provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. The Cash Value Accumulation Test, which does not limit Premiums paid, requires the Policy to provide a minimum death benefit in relation to the policy value, depending on the Insured's age, gender, and risk classification. Once your Policy is issued, the qualification test cannot be changed. As a result, the death benefit payable will generally be excludable from the Beneficiary’s gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the Insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are “adequately diversified” in accordance with U.S. Treasury Department (“Treasury”) regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.
Investments in the Separate Account Must be Diversified.  For your Policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the Treasury regulations so that the Separate Account will be considered “adequately diversified.”
Restriction on Investment Options.  Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing Policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.
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No Guarantees Regarding Tax Treatment.  We make no guarantee regarding the tax treatment of any life insurance policy or of any transaction involving a life insurance policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your Policy.
Tax Treatment of Life Insurance Death Benefit Proceeds.  In general, the amount of the death benefit payable from a life insurance policy because of the death of the Insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death) which will be includible in the Beneficiary’s income.
Tax Deferral During Accumulation Period.  Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the Insured’s death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the “investment in the contract.” (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The “investment in the contract” generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether Partial Surrenders (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a MEC for federal income tax purposes.
Policies That Are MECs
Characterization of a Policy as a Modified Endowment Contract (“MEC”).  A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. Your Policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the “7-Pay Test,” a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. Your Policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if your Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which your Policy may become a MEC include a material change to your Policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.
Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.  If your Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in your Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, and any monthly charge for additional benefits that are not qualified additional benefits, as a withdrawal of such amount or portion. The investment in your Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.
Additional Taxes Payable on Withdrawals.  A 10% additional tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the additional tax exceptions apply to a taxpayer who is not an individual.
Special Rules if You Own More than One MEC.  In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the
56

same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% additional tax described above.
Policies That Are Not MECs
Tax Treatment of Withdrawals.  If your Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from your Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.
Certain Distributions Required by the Tax Law in the First 15 Policy Years.  Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.
Tax Treatment of Loans.  If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Collateral Account equals the interest rate charged to you for the loan, such as in the case of an alternative Policy Loan, it is possible that some or all of the loan proceeds may be includible in your income. If your Policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.
Other Considerations
Insured Lives Past Age 100.  If the Insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Accumulation Value in the year the Insured attains age 100.
Compliance with the Tax Law.  We believe that the maximum amount of Premium Payments we have determined for the Policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments, and, if the Premium Payments during a Policy Year exceed those permitted by the tax law, we will refund the excess Premiums within 60 days of the end of the Policy Year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the Policy with the federal tax definition of life insurance.
Disallowance of Interest Deductions.  Interest on Policy Loan Indebtedness  including an alternative Policy Loan, if any, is not deductible.
If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of
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the trade or business, at the time first covered by the Policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner’s spouse at the time first covered by the Policy.
Employer-Owned Contracts. In the case of an “employer-owned life insurance contract” as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the Insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an Insured who is “highly compensated” within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisors for guidance as to their application.
Federal Income Tax Withholding.  We will withhold and remit to the IRS a part of the taxable portion of each distribution made under your Policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.
Unearned Income Medicare Contribution. Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, Full Surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from your Policy are subject to this tax.
Changes in the Policy or Changes in the Law.  Changing the Owner, exchanging your Policy, and other changes under your Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Fair Market Value of Your Policy
It is sometimes necessary for tax and other reasons to determine the “value” of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the Owner, should consult with your advisors for guidance as to the appropriate methodology for determining the fair market value of your Policy.
Tax Status of Lincoln Life
Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.
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RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze an Owner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about an Owner's account to government regulators.
Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC determines if an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, Partial Surrender, Full Surrender, or death benefit from a money market Sub-Account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.
LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
FINANCIAL STATEMENTS
The December 31, 2017 financial statements of the Separate Account and the December 31, 2017 consolidated financial statements of the Company are located in the SAI.
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CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).
Contents of the SAI
GENERAL INFORMATION
Lincoln Life
Capital Markets
Registration Statement
Changes of Investment Policy
Principal Underwriter
Disaster Plan
Advertising & Ratings
Unclaimed Property
SERVICES
Independent Registered Public Accounting Firm
Accounting Services
Transfer Agent

POLICY INFORMATION
Assignment
Change of Ownership
Beneficiary
Change of Plan
Settlement Options
Deferral of Payments
Incontestability
Misstatement of Age
Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
Separate Account
Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your Policy to this same address and telephone number.
You may request personalized illustrations of death benefits and policy values from your registered representative without charge.
You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission’s Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC’s Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.
This prospectus, the Underlying Funds' prospectuses, and the SAI are also available on our internet site, www.LincolnEB.com
Lincoln Life Flexible Premium Variable Life Account S
1933 Act Registration No. 333-125790
1940 Act Registration No. 811-09241
End of Prospectus
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GLOSSARY OF TERMS
The following terms may appear in your prospectus and are defined below:
7-Pay Test—A test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code.
1933 Act—The Securities Act of 1933, as amended.
1940 Act—The Investment Company Act of 1940, as amended.
Accumulation Value (Total Account Value)—An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.
Administrative Fee—The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Attained Age—An Insured’s Issue Age (shown in the Policy Specifications) plus the number of completed Policy Years.
Beneficiary—The person designated to receive the Death Benefit Proceeds.
Case—All in force policies issued within the same company and having the same case name and case number.
Cash Value Accumulation Test—A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single Premium required to fund the future benefits under the Policy.
Code—Internal Revenue Code of 1986, as amended.
Cost of Insurance Charge—This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the Policy's Net Amount at Risk by the Cost of Insurance Rate.
Death Benefit Proceeds—The amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your Policy.
Fixed Account—An allocation option under the Policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.
Fixed Account Value—An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.
Full Surrender—The withdrawal of all policy values.
Grace Period—The period during which you may make Premium Payments (or repay Indebtedness) to prevent Policy Lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Policy enters the Grace Period.
Guideline Premium Test—A provision of the Code under which the maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.
Indebtedness—The sum of all outstanding loans and accrued interest.
Insured—The person on whose life the Policy is issued.
Lapse Notice—Written notice to you (or any assignee of record) that your Policy will terminate unless we receive payment of Premiums (or payment of Indebtedness on Policy Loans). The notice will state the amount of Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
Loan Account (Loan Collateral Account)—The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account. The Loan Account is part of our General Account.
Loan Account Value—An amount equal to any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account.
Market Timing Procedures—Policies and procedures from time to time adopted by us as an effort to protect

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our Owners and the funds from potentially harmful trading activity.
Modified Endowment Contract (MEC)—A life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. If the policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments.
Monthly Anniversary Day—The Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.
Monthly Deduction—The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your Policy.
Net Accumulation Value—An amount equal to the Accumulation Value less the Loan Account Value.
Net Amount at Risk—The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, Premium Payment patterns, and charges.
Net Premium Payment—An amount equal to the Premium Payment, minus the Premium Load.
Owner—The person or entity designated as Owner in the Policy Specifications unless a new Owner is thereafter named, and we receive written notification of such change.
Partial Surrender—A withdrawal of a portion of your policy values.
Planned Premium—The amount of periodic Premium (as shown in the Policy Specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice.
Policy Anniversary—The same date (month and day) each Policy Year equal to the Policy Date, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.
Policy Date—The date (shown on the Policy Specification pages) on which life insurance begins if the necessary Premium has been paid.
Policy Loan—The amount you have borrowed against the Surrender Value of your Policy.
Policy Loan Interest—The charge made by the Company to cover the cost of your borrowing against your Policy.
Policy Lapse—The day on which coverage under the Policy ends as described in the Grace Period.
Policy Month— The period from one Monthly Anniversary Day up to, but not including, the next Monthly Anniversary Day.
Policy Specifications— The pages of the Policy which show your benefits, Premium, costs, and other policy information.
Policy Year—Twelve month period(s) beginning on the Policy Date and extending up to but not including the next Policy Anniversary.
Premium (Premium Payment)—The amount paid to us for a life insurance policy.
Premium Load—A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.
Reduction in Specified Amount—A decrease in the Specified Amount of your Policy.
Right to Examine Period—The period during which the Policy may be returned to us for cancellation.
SAI—Statement of Additional Information.
SEC—The Securities and Exchange Commission.
Separate Account Value (Variable Accumulation Value)—An amount equal to the values in the Sub-Accounts.
Specified Amount (Initial Specified Amount)—The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the “Initial Specified Amount”. The Specified Amount may be increased or decreased after issue if allowed by and described in the Policy.
Sub-Account(s)—Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account Values.
Surrender Charge—The charge we may make if you request a Full Surrender of your Policy or request a
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Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
Surrender Value—An amount equal to the Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged.
Underlying Fund—The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.
Valuation Day—Each day on which the New York Stock Exchange is open and trading is unrestricted.
Valuation Period—The time between Valuation Days.
Variable Accumulation Unit—A unit of measure used in the calculation of the value of each Sub-Account.
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SAI 2

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Dated May 1, 2018
Relating to Prospectus Dated May 1, 2018 for
Lincoln Corporate Commitment VUL product
Lincoln Life Flexible Premium Variable Life Account S, Registrant
The Lincoln National Life Insurance Company, Depositor
The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your Policy. It should be read in conjunction with the product prospectus.
A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:
Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106
or by telephoning (877) 533-0117, and requesting a copy of the Lincoln Corporate Commitment VUL product prospectus.
TABLE OF CONTENTS OF THE SAI

1

GENERAL INFORMATION
Lincoln Life
The Lincoln National Life Insurance Company (“Lincoln Life”, the “Company”, “we”, “us”, “our”) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy, are backed by the claims-paying ability of Lincoln Life.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance (“Insurance Department”). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company’s financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors – the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Registration Statement
A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.
Changes of Investment Policy
We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
If an Owner objects, his or her Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the Insured. The Owner has the later of 60 days (6 months in Pennsylvania) from
2

the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion. The new Policy will not be affected by the investment experience of any separate account. The new Policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current Policy on the date of the conversion.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $15,705,505 in 2017, $15,804,106 in 2016 and $15,340,650 in 2015 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.
Disaster Plan
Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the Policy and do not refer to the performance of the Policy, or any Separate Account, including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best and Standard & Poor’s, and positive for Fitch. Our financial strength ratings, which are intended to measure our ability to meet Owners obligations, are an important factor affecting public confidence in most of our policies and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index. The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”).  Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).  The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance.  S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the
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licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds.  S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased Insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating Beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws. Any escheatable property identified as a result of the audits and inquiries could result in additional payments of previously unclaimed death benefits or the payment of abandoned funds to U.S. jurisdictions.
SERVICES
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements and supplementary financial information of the Lincoln Life Flexible Premium Variable Life Account S comprised of the subaccounts described in the related appendix to the opinion, as of December 31, 2017, and the related statement of operations and the statements of changes in net assets for the periods indicated in the appendix to the opinion; and b) the consolidated
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financial statements of The Lincoln National Life Insurance Company as of December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017 as set forth in their reports, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.
Accounting Services
All accounts, books, records and other documents which are required to be maintained for the Separate Account are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the Separate Account. No separate charge against the assets of the Separate Account is made by us for this service.
Transfer Agent
Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, Surrenders and Partial Surrenders, fund allocation changes and transfers on behalf of the Company.
POLICY INFORMATION
Assignment
While the Insured is living, you may assign your rights in the Policy, including the right to change the Beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.
Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the Owner will not be permitted to take any action with respect to the Policy without the consent of the assignee in writing.
Change of Ownership
As long as the Insured is living, you may name a new Owner by recording a change in ownership in writing at our Administrative Office. The change will be effective the later of the date of execution of the document of transfer or the date we record it. We may require that the Policy be submitted to us for endorsement before making a change.
Beneficiary
The Beneficiary is initially designated on the application and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.
You may change the Beneficiary at any time while the Insured is living, and before the maturity date, except when we have recorded an assignment of your Policy or an agreement not to change the Beneficiary. Any request for a change in the Beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the Owner has not reserved the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will be effective as of the date of signature or, if there is no such date, the date recorded.
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If any Beneficiary dies before the Insured, the Beneficiary’s potential interest shall pass to any surviving Beneficiaries, unless otherwise specified to the Company. If no named Beneficiary survives the Insured, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.
Change of Plan
Within 18 months of the date we issue your Policy, you may exchange your Policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this Policy. Your request for exchange must be in writing. Unless agreed otherwise, the new policy will have the same initial amount of insurance, Date of Issue and age of the Insured as the original Policy.
Settlement Options
Proceeds will be paid in a lump sum unless you choose a settlement option we make available.
Deferral of Payments
Amounts payable as a result of Policy Loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay Premiums on policies with us.
Incontestability
The Company will not contest your Policy or payment of the Death Benefit Proceeds based on the initial Specified Amount, or an increase in the Specified Amount requiring evidence of insurability, after your Policy or increase has been in force for two years from Date of Issue or increase (in accordance with state law).
Misstatement of Age
If the age of the Insured is misstated at the time of application, the amount payable upon death will be adjusted to the benefit amount that would have been purchased with the most recent monthly deduction at the correct age.
Suicide
If the Insured dies by suicide, while sane or insane, within two years from the Date of Issue, the Company will pay no more than the sum of the Premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.
PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.
Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your Policy’s expenses.
Data reflects:
•	an annual reduction for fund management fees and expenses, but
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•	no deductions for additional policy expenses (i.e., Premium Loads, Mortality and Expense Charges, Administrative Fees and Cost of Insurance Charges), which, if included, would have resulted in lower performance.
These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.
Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.
The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.
Money Market Sub-Account:
The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.
The Money Market Sub-Account’s return is determined by:
a)	calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then
b)	dividing this figure by the account value at the beginning of the period; then
c)	annualizing this result by the factor of 365/7.
Other Sub-Accounts:
The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:
P(1 + T)n = ERV
Where:	P = a hypothetical initial purchase payment of $1,000
T = average annual total return for the period in question
N = number of years
ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)
The formula assumes that:
(1)	all recurring fees have been charged to the Owner’s accounts; and
(2)	there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.
In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an “N/A”.
FINANCIAL STATEMENTS
The December 31, 2017 financial statements of the Separate Account and the December 31, 2017 consolidated financial statements of the Company follow.
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The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2017 and 2016

Report of Independent Registered Public Accounting Firm

To the Stockholder and the Board of Directors of

The Lincoln National Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company (the Company) as of December 31, 2017 and 2016, the related consolidated statements of comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2017, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Adoption of New Accounting Standard

As discussed in Note 1 to the consolidated financial statements, in 2017 the Company changed its method of accounting for goodwill impairment.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Company’s auditor since 1966.

Philadelphia, Pennsylvania

March 13, 2018

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2017	2016
ASSETS
Investments:
Available-for-sale securities, at fair value:
Fixed maturity securities (amortized cost: 2017 – $85,802; 2016 – $83,290)	$93,340	$87,866
Variable interest entities’ fixed maturity securities (amortized cost: 2017 – $0; 2016 – $200)	-	200
Equity securities (cost: 2017 – $247; 2016 – $260)	246	275
Trading securities	1,533	1,624
Mortgage loans on real estate	10,662	9,761
Real estate	11	12
Policy loans	2,379	2,429
Derivative investments	845	900
Other investments	2,006	2,034
Total investments	111,022	105,101
Cash and invested cash	947	2,057
Deferred acquisition costs and value of business acquired	8,408	9,143
Premiums and fees receivable	394	428
Accrued investment income	1,052	1,029
Reinsurance recoverables	6,515	6,810
Reinsurance related embedded derivatives	-	58
Funds withheld reinsurance assets	598	623
Goodwill	1,368	2,273
Other assets	7,349	6,132
Separate account assets	144,219	128,397
Total assets	$281,872	$262,051

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$22,063	$20,681
Other contract holder funds	79,481	78,106
Short-term debt	10	280
Long-term debt	2,374	2,549
Reinsurance related embedded derivatives	51	-
Funds withheld reinsurance liabilities	4,348	4,827
Deferred gain on business sold through reinsurance	41	67
Payables for collateral on investments	4,354	4,910
Other liabilities	6,486	6,414
Separate account liabilities	144,219	128,397
Total liabilities	263,427	246,231

Contingencies and Commitments (See Note 13)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	10,713	10,696
Retained earnings	4,405	3,342
Accumulated other comprehensive income (loss)	3,327	1,782
Total stockholder’s equity	18,445	15,820
Total liabilities and stockholder’s equity	$281,872	$262,051

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2017	2016	2015
Revenues
Insurance premiums	$3,018	$2,579	$2,825
Fee income	5,369	5,171	4,960
Net investment income	4,760	4,631	4,611
Realized gain (loss):
Total other-than-temporary impairment losses on securities	(18)	(141)	(75)
Portion of loss recognized in other comprehensive income	-	41	25
Net other-than-temporary impairment losses on securities recognized in earnings	(18)	(100)	(50)
Realized gain (loss), excluding other-than-temporary impairment losses on securities	(438)	(410)	(172)
Total realized gain (loss)	(456)	(510)	(222)
Amortization of deferred gain on business sold through reinsurance	18	69	69
Other revenues	439	403	440
Total revenues	13,148	12,343	12,683
Expenses
Interest credited	2,558	2,527	2,472
Benefits	4,818	4,247	4,529
Commissions and other expenses	3,967	4,005	4,109
Interest and debt expense	126	116	105
Strategic digitization expense	43	8	-
Impairment of intangibles	905	-	-
Total expenses	12,417	10,903	11,215
Income (loss) before taxes	731	1,440	1,468
Federal income tax expense (benefit)	(1,287)	267	295
Net income (loss)	2,018	1,173	1,173
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	1,547	692	(2,090)
Funded status of employee benefit plans	(2)	(1)	2
Total other comprehensive income (loss), net of tax	1,545	691	(2,088)
Comprehensive income (loss)	$3,563	$1,864	$(915)

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Years Ended December 31,
	2017	2016	2015
Common Stock
Balance as of beginning-of-year	$10,696	$10,677	$10,652
Stock compensation/issued for benefit plans	17	19	25
Balance as of end-of-year	10,713	10,696	10,677

Retained Earnings
Balance as of beginning-of-year	3,342	3,118	3,066
Net income (loss)	2,018	1,173	1,173
Dividends declared	(955)	(949)	(1,121)
Balance as of end-of-year	4,405	3,342	3,118

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	1,782	1,091	3,179
Other comprehensive income (loss), net of tax	1,545	691	(2,088)
Balance as of end-of-year	3,327	1,782	1,091
Total stockholder’s equity as of end-of-year	$18,445	$15,820	$14,886

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2017	2016	2015
Cash Flows from Operating Activities
Net income (loss)	$2,018	$1,173	$1,173
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	(17)	55	(176)
Trading securities purchases, sales and maturities, net	120	165	143
Change in premiums and fees receivable	34	(49)	101
Change in accrued investment income	19	8	(18)
Change in future contract benefits and other contract holder funds	(2,062)	(2,036)	868
Change in reinsurance related assets and liabilities	1,001	542	(1,060)
Change in federal income tax accruals	(1,502)	146	170
Realized (gain) loss	456	511	222
Amortization of deferred gain on business sold through reinsurance	(18)	(69)	(69)
Change in cash management agreement	(277)	(66)	351
Impairment of intangibles	905	-	-
Other	177	262	45
Net cash provided by (used in) operating activities	854	642	1,750

Cash Flows from Investing Activities
Purchases of available-for-sale securities	(9,887)	(10,791)	(8,858)
Sales of available-for-sale securities	1,773	3,076	1,329
Maturities of available-for-sale securities	5,790	5,290	4,265
Purchases of alternative investments	(357)	(302)	(324)
Sales and repayments of alternative investments	184	238	177
Proceeds from affiliate transfer of alternative investments	66	-	-
Issuance of mortgage loans on real estate	(2,047)	(2,127)	(1,944)
Repayment and maturities of mortgage loans on real estate	1,145	877	816
Issuance and repayment of policy loans, net	49	91	125
Net change in collateral on investments and derivatives	(374)	435	638
Proceeds from sale of subsidiary/business	-	-	75
Other	(123)	(99)	(78)
Net cash provided by (used in) investing activities	(3,781)	(3,312)	(3,779)

Cash Flows from Financing Activities
Payment of long-term debt, including current maturities	(290)	(250)	(4)
Issuance of long-term debt, net of issuance costs	75	-	-
Issuance (payment) of short-term debt	(270)	190	88
Proceeds from sales leaseback transaction	62	85	47
Deposits of fixed account values, including the fixed portion of variable	10,775	10,030	10,745
Withdrawals of fixed account values, including the fixed portion of variable	(5,764)	(5,449)	(6,062)
Transfers to and from separate accounts, net	(1,787)	(1,308)	(2,474)
Common stock issued for benefit plans	(29)	(22)	(14)
Dividends paid	(955)	(949)	(1,121)
Net cash provided by (used in) financing activities	1,817	2,327	1,205

Net increase (decrease) in cash and invested cash	(1,110)	(343)	(824)
Cash and invested cash as of beginning-of-year	2,057	2,400	3,224
Cash and invested cash as of end-of-year	$947	$2,057	$2,400

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company (“LNL” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Parent Company”), is domiciled in the state of Indiana.  We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York (“LLANY”).  We also own several non-insurance companies, including Lincoln Financial Distributors, our wholesale distributor, and Lincoln Financial Advisors Corporation, part of LNC’s retail distributor, Lincoln Financial Network.  LNL’s principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels.  LNL is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 21 for additional information.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”).  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities (“VIEs”) in which we are the primary beneficiary.  We use the equity method of accounting to recognize all of our investments in limited liability partnerships.  All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes.  A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest.  We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders.  We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE.  If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  Those estimates are inherently subject to change and actual results could differ from those estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain invested assets and derivatives, other-than-temporary impairment (“OTTI”) and asset valuation allowances, deferred acquisition costs (“DAC”),  value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), pension plans, stock-based incentive compensation, income taxes and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements.  The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date.  The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”).  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”),

we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

•

Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

•

Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

•

Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security’s fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.  For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.  For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

•	Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•

Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”).

•

State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

•

Hybrid and redeemable preferred and equity securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary.  For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an OTTI has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as “debt securities”), we generally consider the following to determine whether our debt securities with unrealized losses are other-than-temporarily impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI.  The remainder of the decline to fair value is recorded in other comprehensive income (“OCI”) to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder’s Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.  Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•

The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	Length of time and extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI.  Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
•

Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.  Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by mortgages on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment of the security.

Trading Securities

Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance (“Modco”) and coinsurance with funds withheld (“CFW”) reinsurance arrangements.  Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements.  Trading securities are carried at fair value, and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.

Alternative Investments

Alternative investments, which consist primarily of investments in limited partnerships (“LPs”), are included in other investments on our Consolidated Balance Sheets.  We account for our investments in LPs using the equity method to determine the carrying value.  Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners.  As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay.  In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year.  Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received.  This liability is included within payables for collateral on investments on our Consolidated Balance Sheets.  Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

Mortgage Loans on Real Estate

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances.  Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate.  As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans.  We believe all of the loans in our portfolio share three primary risks:  borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio.  Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value.  The loan’s estimated value is based on:  the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.  Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan.  Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.  Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses.  In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis.  Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted.  After the grace period expiration that may last up to 10 days, we send a default notice.  The default notice generally provides a short time period to cure the default.  Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectable are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses.  All mortgage loans that are impaired have an established allowance for credit losses.  Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property’s net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Real Estate

Real estate includes both real estate held for the production of income and real estate held-for-sale.  Real estate held for the production of income is carried at cost less accumulated depreciation.  Depreciation is calculated on a straight-line basis over the estimated useful life of the asset.  We periodically review properties held for the production of income for impairment.  Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.  Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale.  Real estate is not depreciated while it is classified as held-for-sale.  Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions.  All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value.  We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.”  The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship.  For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged:  as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income.  The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change.  For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values.  For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments.  When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes.  The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments.  The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes.  These techniques project cash flows of the derivatives using current and implied future market conditions.  We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”), variable universal life insurance (“VUL”), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 30 to 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 15 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that generally results in amortization less than 30 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products.  These assumptions include, but are not limited to, capital markets, investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”).  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business.  Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief provided by or to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, because there is a right of offset.  All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists.  Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.  Premiums, benefits and DAC are reported net of insurance ceded.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.  Prior to October 1, 2017, we performed a two-step test in our evaluation of the carrying value of goodwill for each of our reporting units.  In Step 1 of the evaluation, if the fair value estimate of the reporting unit was greater than the carrying value, then the carrying value of the reporting unit was deemed to be recoverable, and Step 2 was not required.  If the fair value estimate was less than the carrying value, we applied Step 2 to determine the implied fair value of goodwill for the reporting unit.  If the implied fair value of the reporting unit’s goodwill was lower than its carrying amount, goodwill was impaired and written down to its fair value.

Effective with our early adoption of new accounting guidance for goodwill impairment during the fourth quarter of 2017, as discussed in Note 2, we perform a quantitative goodwill impairment test where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit.  If the fair value of the reporting unit is greater than the reporting unit’s carrying value, then the carrying value of the reporting unit is deemed to be recoverable.  If the carrying value of the reporting unit is greater than the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value; and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  The results of one goodwill impairment test on one reporting unit cannot subsidize the results of another reporting unit.

Other Assets and Other Liabilities

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issuance costs associated with line-of-credit arrangements, assets under capital leases, guaranteed living benefit (“GLB”) reserves embedded derivatives, other prepaid expenses and deferred losses on business sold through reinsurance.  Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, derivative instrument liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds, obligations under capital leases and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities.  The fair value of these items represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  Certain assets on our Consolidated Balance Sheets are related to capital leases.  These assets under capital leases are depreciated in a manner consistent with our current depreciation policy for owned assets.  We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.  Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We completed reinsurance transactions in 2012 and 2014 whereby we ceded closed blocks of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), a wholly-owned subsidiary of LNC.  We are recognizing the losses related to these transactions over a period of 30 years.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  We also issue variable annuity and life contracts through separate accounts that may include various types of guaranteed death benefit (“GDB”), guaranteed withdrawal benefit (“GWB”) and guaranteed income benefit (“GIB”) features.  The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80.  The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduce the contract value.

As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves.  Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.  We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 49 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include, but are not limited to, assumptions for capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, rider utilization, etc.), mortality, risk margins, maintenance expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges.  The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue.  The investment yield assumptions for immediate and deferred paid-up annuities range from 1.25% to 12.75%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Consolidated Statements of Comprehensive Income (Loss).

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.  The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  As of December 31, 2017 and 2016, participating policies comprised less than 1% of the face amount of business in force, and dividend expenses were $57 million, $59 million and $67 million for the years ended December 31, 2017,  2016 and 2015, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.  If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.  The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Consolidated Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

Borrowed Funds

LNL’s short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less.  Long-term borrowings have contractual or expected maturities greater than one year.

Deferred Gain on Business Sold Through Reinsurance

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. (“Swiss Re”) in December 2001 through a series of indemnity reinsurance transactions.  We recognized the gain related to these transactions over the period over which the majority of the earnings were expected to emerge, and the deferred gain was fully amortized in 2017.

We completed a reinsurance transaction in 2009 whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company, a wholly-owned subsidiary of LNC.  We are recognizing the gain related to this transaction over a period of 15 years.

We completed reinsurance transactions in 2012 and 2013 whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR.  We are recognizing the gains related to these transactions over a period of 30 years.

Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies.  Our group non-medical insurance products consist primarily of term life, disability and dental.

Net Investment Income

Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) includes realized gains and losses from the sale of investments, write-downs for OTTI of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives and trading securities.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments, proceeds from reinsurance recaptures and communications sales recognized as earned, net of agency and representative commissions.

Interest Credited

Interest credited includes interest credited to contract holder account balances.  Interest crediting rates associated with funds invested in our general account during 2015 through 2017 ranged from 1% to 10%.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Strategic Digitization Expense

Strategic digitization expense consists primarily of costs related to our enterprise-wide digitization initiative.

Pension and Other Postretirement Benefit Plans

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans.  As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity.  We apply an estimated forfeiture rate to our accrual of compensation cost. We classify certain stock awards as liabilities.  For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period.  Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method.  In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

Income Taxes

We file a U.S.  consolidated income tax return with LNC and its eligible subsidiaries.  Ineligible subsidiaries file separate individual corporate tax returns.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.  Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance.  In evaluating the need for a valuation allowance, we consider many factors, including:  the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

Discontinued Operations

The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in income (loss) from discontinued operations, net of federal income taxes, if the disposal represents a strategic shift that has, or will have, a major effect on our consolidated financial condition and results of operations.

2.  New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new Accounting Standards Updates (“ASUs”) issued by the FASB and the impact of the adoption on our financial statements:

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-09, Improvements to Employee Share-Based Payment Accounting

These amendments require all income tax effects of awards to be recognized in the income statement when the awards vest or are settled rather than through additional paid-in capital in the equity section of the balance sheet.  The amendments also permit an employer to repurchase an employee’s shares at the maximum statutory tax rate in the employee’s applicable jurisdiction for tax withholding purposes without triggering liability accounting.  Finally, the amendments permit entities to make a one-time accounting policy election to account for forfeitures as they occur.  Specific adoption methods depend on the issue being adopted and range from prospective to retrospective adoption.  Early adoption is permitted; however, all amendments must be adopted in the same period.  If an entity early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period.

		Early adopted as of October 1, 2016	We recognized an income tax benefit of $4 million in federal income tax expense (benefit) in our Consolidated Statements of Comprehensive Income (Loss) for the year ended December 31, 2016.
ASU 2016-05, Effect of Derivative Contract Novations on Existing Hedge Accounting Relationships

The amendments clarify that a change in the counterparty to a derivative instrument identified in a hedging relationship in and of itself does not require dedesignation of that hedging relationship provided that all other hedge accounting criteria continue to be met.  We adopted the guidance in this ASU prospectively.

		January 1, 2017	The adoption of this ASU did not have an effect on our consolidated financial condition or results of operations.
ASU 2016-06, Contingent Put and Call Options in Debt Instruments

The amendments clarify the requirements for assessing whether contingent call and put options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts.  Upon adoption of this ASU, entities will be required to assess embedded call and put options solely in accordance with the four-step decision sequence that was developed by the FASB Derivatives Implementation Group.  We adopted this ASU using a modified retrospective basis applied to existing debt instruments.

		January 1, 2017	The adoption of this ASU did not have an effect on our consolidated financial condition or results of operations.
ASU 2017-04, Simplifying the Test for Goodwill Impairment

These amendments eliminate the requirement in current GAAP to perform Step 2 of the goodwill impairment test in favor of only applying a quantitative test (referred to in previous guidance as Step 1).  As part of the quantitative test, the fair value of the reporting unit is compared with its carrying value, and an impairment charge is recognized when the carrying value exceeds the reporting unit’s fair value.  An entity still has the option to first perform a qualitative assessment of an individual reporting unit to determine if the quantitative assessment is necessary.  ASU 2017-04 should be adopted prospectively, and early adoption is permitted on impairment testing dates after January 1, 2017.

Early adopted as of our October 1, 2017 goodwill impairment measurement date. There were no impairment indicators during the first three quarters of 2017.

We recognized a goodwill impairment of $905 million during the fourth quarter of 2017 related to our Life Insurance segment reported in the impairment of intangibles line item on our Consolidated Statements of Comprehensive Income (Loss).  For more information regarding our goodwill impairment, see Note 10.

Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new accounting standards that may have an impact on our financial statements when adopted:

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-09, Revenue from Contracts with Customers

This standard establishes the core principle of recognizing revenue to depict the transfer of promised goods and services.  The amendments define a five-step process that systematically identifies the various components of the revenue recognition process, culminating with the recognition of revenue upon satisfaction of an entity’s performance obligation.  Although these amendments will supersede nearly all existing revenue recognition guidance under GAAP, ASU 2014-09 will not amend the accounting for insurance and investment contracts recognized in accordance with ASC Topic 944, Financial Services – Insurance, leases, financial instruments and guarantees.  Retrospective, or modified retrospective, application is required.

January 1, 2018

Our revenue within the scope of this standard primarily includes commissions and advisory fees earned by our broker dealer operation.  We will adopt this ASU using the modified retrospective method.  The adoption of ASU 2014-09 will not have a material impact on our consolidated financial condition or results of operations.

ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities

These amendments require, among other things, the fair value measurement of investments in equity securities and certain other ownership interests that do not result in consolidation and are not accounted for under the equity method of accounting.  The change in fair value of the impacted investments in equity securities must be recognized in net income in the period of the change in fair value.  In addition, the amendments include certain enhancements to the presentation and disclosure requirements for financial assets and financial liabilities.  Early adoption of the ASU is generally not permitted, except as defined in the ASU.  The amendments will be adopted in the financial statements through a cumulative-effect adjustment to the beginning balance of retained earnings in the period of adoption.  Financial statement disclosures will be updated prospectively.

January 1, 2018

The current carrying value of our equity securities within the scope of ASU 2016-01 is $110 million. Upon adoption, we will prospectively recognize the change in fair value of these equity securities in current period earnings. The cumulative effective adjustment of adopting ASU 2016-01 will not have a material impact on our consolidated financial condition.

ASU 2016-02, Leases

This standard establishes a new accounting model for leases.  Lessees will recognize most leases on the balance sheet as a right-of-use asset and a related lease liability.  The lease liability is measured as the present value of the lease payments over the lease term with the right-of-use asset measured at the lease liability amount and including adjustments for certain lease incentives and initial direct costs.  Lease expense recognition will continue to differentiate between finance leases and operating leases resulting in a similar pattern of lease expense recognition as under current GAAP.  This ASU permits a modified retrospective adoption approach that includes a number of optional practical expedients that entities may elect upon adoption.  Early adoption is permitted.

January 1, 2019

We continue to gather information to determine our leases that are within the scope of this standard. We do not expect there to be a significant difference in our pattern of lease expense recognition under this ASU.

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-08, Principal versus Agent Considerations (Reporting Revenue Gross versus Net)

These amendments clarify the implementation guidance on principal versus agent considerations in ASU 2014-09, including how an entity should identify the unit of accounting for the principal versus agent evaluation.  In addition, the amendments clarify how to apply the control principle to certain types of arrangements, such as service transactions, by explaining what a principal controls before the good or service is transferred to the customer.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	See comments under ASU 2014-09 for more information.
ASU 2016-10, Identifying Performance Obligations and Licensing

These amendments clarify, among other things, the accounting guidance in ASU 2014-09 regarding how an entity will determine whether promised goods or services are separately identifiable, which is an important consideration in determining whether to account for goods or services as a separate performance obligation.   Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	See comments under ASU 2014-09 for more information.
ASU 2016-12, Narrow Scope Improvements and Practical Expedients

The standard update amends the revenue recognition guidance in ASU 2014-09 related to transition, collectability, noncash consideration and the presentation of sales and other similar taxes. The amendments clarify that, for a contract to be considered completed at transition, substantially all of the revenue must have been recognized under current GAAP.  The amendments also clarify how an entity should evaluate the collectability threshold and when an entity can recognize nonrefundable consideration received as revenue if an arrangement does not meet the standard’s contract criteria.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	See comments under ASU 2014-09 for more information.
ASU 2016-13, Measurement of Credit Losses on Financial Instruments

These amendments adopt a new model to measure and recognize credit losses for most financial assets.  The method used to measure estimated credit losses for AFS debt securities will be unchanged from current GAAP; however, the amendments require credit losses to be recognized through an allowance rather than as a reduction to the amortized cost of those debt securities.  The amendments will permit entities to recognize improvements in credit loss estimates on AFS debt securities by reducing the allowance account immediately through earnings.  The amendments will be adopted through a cumulative effect adjustment to the beginning balance of retained earnings as of the first reporting period in which the amendments are effective.  Early adoption is permitted for annual periods beginning after December 15, 2018, and interim periods therein.

January 1, 2020

We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations, with a primary focus on our fixed maturity securities, mortgage loans and reinsurance recoverables.

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-15, Classification of Certain Cash Receipts and Cash Payments

These amendments clarify the classification of eight specific cash flow issues in an entity’s statement of cash flows where it was determined by the FASB that there is diversity in practice.  Early adoption of the amendments is permitted, and retrospective transition is required for each period presented in the statement of cash flows.

		January 1, 2018	We will amend classifications in our Consolidated Statements of Cash Flows upon adoption of this ASU.
ASU 2016-16, Intra-Entity Asset Transfers Other Than Inventory

This amendment requires an entity to recognize current and deferred income taxes for an intra-entity asset transfer, other than inventory, when the transfer occurs, thereby eliminating the current GAAP exception that prohibits the recognition of income taxes until the asset has been sold to an outside party.  Early adoption is permitted as of the beginning of the annual reporting period for which financial statements have not been issued.

		January 1, 2018	This amendment is not expected to have a material impact on our consolidated financial condition or results of operations.
ASU 2016-18, Restricted Cash

This amendment requires that amounts generally described as restricted cash and restricted cash equivalents should be included within cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows.  Early adoption is permitted using a retrospective transition method applied to each period presented.

		January 1, 2018	We will provide these additional disclosures in our Consolidated Statements of Cash Flows upon the adoption date as applicable.
ASU 2016-20, Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers

These amendments clarify 13 issues related to the adoption of ASU 2014-09.  The most significant issue of these amendments for us is the clarification that all contracts within the scope of Topic 944 are excluded from the scope of ASU 2014-09, rather than just insurance contracts as described in ASU 2014-09.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	See comments under ASU 2014-09 for more information.
ASU 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost

These amendments require that an entity report the service cost component of employee pension and postretirement benefit plans in the same line item as other compensation costs from services rendered by the applicable employees during the period.  The other components of net benefit cost are required to be presented in the income statement separately from the service cost component and outside a subtotal of income from operations.  ASU 2017-07 requires retrospective adoption related to the presentation of net periodic pension cost and postretirement benefit cost.

		January 1, 2018	The adoption of this ASU will not have an effect on our consolidated financial condition or results of operations.
ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities

These amendments require an entity to shorten the amortization period for certain callable debt securities held at a premium so that the premium is amortized to the earliest call date.  Early adoption is permitted, and the ASU requires adoption under a modified retrospective basis through a cumulative-effect adjustment to the beginning balance of retained earnings.

		January 1, 2019	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition or results of operations.

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2017-09, Compensation – Stock Compensation: Scope of Modification Accounting

These amendments provide guidance when changes to the terms or conditions of a share-based payment award would require modification accounting.  An entity should account for the effects of a modification unless the following are the same immediately before and after the modification:  (a) the fair value of the award, (b) the vesting conditions of the award and (c) the classification of the award as an equity instrument or a liability instrument.  These amendments are to be applied prospectively to awards modified on or after the effective date.  Early adoption is permitted.

		January 1, 2018	The impacts of adopting this standard are prospective. The adoption of this ASU will not impact our consolidated financial condition or results of operations.
ASU 2017-12, Targeted Improvements to Accounting for Hedging Activities

These amendments change both the designation and measurement guidance for qualifying hedging relationships and the presentation of hedge results.  These amendments retain the threshold of highly effective for hedging relationships, remove the requirement to bifurcate between the portions of the hedging relationship that are effective and ineffective, record hedge item and hedging instrument results in the same financial statement line item, require quantitative assessment initially for all hedging relationships unless the hedging relationship meets the definition of either the shortcut method or critical terms match method and allow the contractual specified index rate to be designated as the hedged risk in a cash flow hedge of interest rate risk of a variable rate financial instrument.  These amendments also eliminate the benchmark interest rate concept for variable rate instruments.  Early adoption is permitted.

		January 1, 2019	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition or results of operations.
ASU 2018-02, Reclassification of Certain Tax Effects From Accumulated Other Comprehensive Income

These amendments allow a reclassification from AOCI to retained earnings for stranded tax effects associated with the change in the federal corporate income tax rate in the Tax Cuts and Jobs Act (the “Tax Act”) of 2017.  An entity that elects to reclassify these amounts must reclassify the stranded tax effects related to the change in the federal corporate income tax rate for all items accounted for in OCI.  Additional disclosures will be required for entities that elect to reclassify stranded tax effects.  The ASU is effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years and early adoption is permitted.  An entity that elects to early adopt in an annual or interim period after the period of enactment can choose to apply the ASU retrospective to each period impacted or in the period of adoption.

		January 1, 2018	Upon adoption of this ASU, we will reclassify approximately $600 million of stranded tax effects resulting from the new federal income rate from AOCI to retained earnings.

3.  Dispositions

Lincoln Financial Media Company

On July 16, 2015, we closed on the sale of Lincoln Financial Media Company to Entercom Communications Corp.  (“Entercom Parent”) and Entercom Radio, LLC.  We received $75 million in cash, net of transaction expenses, and $28 million face amount of perpetual cumulative convertible preferred stock of Entercom Parent.    During 2015, we recognized a loss of $2 million, after-tax, reflected within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss) related to finalizing the transaction.

4.  Variable Interest Entities

Consolidated VIEs

Credit-Linked Notes

We invested in the Class 1 notes of a credit-linked note (“CLN”) structure, which represented a special purpose trust combining ABS with credit default swaps to produce multi-class structured securities.

Because the note holders did not have voting rights or similar rights, we determined that the entity issuing the CLN was a VIE, and as a note holder, our interest represented a variable interest.  We had the power to direct the most significant activity affecting the performance of the CLN structure and we had the ability to actively manage the reference portfolios underlying the credit default swaps.  We concluded that we were the primary beneficiary of the VIE associated with the CLN.

As of March 2017, our $200 million CLN matured ending our exposure to this VIE.  We no longer reflect the assets and liabilities associated with this VIE on our Consolidated Balance Sheets or recognize the results of operations of this VIE on our Consolidated Statements of Comprehensive Income (Loss).

Asset and liability information (dollars in millions) for the consolidated VIEs included on our Consolidated Balance Sheets was as follows:

	As of December 31, 2017			As of December 31, 2016
	Number			Number
	of	Notional	Carrying	of	Notional	Carrying
	Instruments	Amounts	Value	Instruments	Amounts	Value
Assets
Fixed maturity securities:
Asset-backed credit card loans (1)	N/A	$-	$-	N/A	$-	$200
Credit default swaps	-	-	-	1	200	-
Total assets	-	$-	$-	1	$200	$200

(1)	Reported in variable interest entities’ fixed maturity securities on our Consolidated Balance Sheets.

As described more fully in Note 1, we regularly review our investment holdings for OTTI.  Based upon our review of our VIE AFS fixed maturity security for OTTI, there was no impairment prior to maturity in March 2017.

The gains (losses) for the consolidated VIEs (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended
	December 31,
	2017	2016
Non-Qualifying Hedges
Credit default swaps	$-	$4
Contingent forwards	-	-
Total non-qualifying hedges (1)	$-	$4

(1)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

Unconsolidated VIEs

Reinsurance Related Notes

Effective October 1, 2017, our captive reinsurance subsidiary, the Lincoln Reinsurance Company of Vermont VI, restructured the $275 million, long-term surplus note which was originally issued to a non-affiliated VIE in October 2015 in exchange for two corporate bond AFS securities of like principal and duration.  The activities of the VIE are primarily to acquire, hold and issue notes and loans and to pay and collect interest on the notes and loans.  The outstanding principal balance of the long-term surplus note is variable in nature; moving concurrently with any variability in the face amount of the corporate bond AFS securities.  We have concluded that we are not the primary beneficiary of the non-affiliated VIE because we do not have power over the activities that most significantly affect its economic performance.  As of December 31, 2017, the principal balance of the long-term surplus note was zero and we do not currently have any exposure to this VIE.

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager.  These structured securities include our RMBS, CMBS, CLOs and CDOs.  We have not provided financial or other support with respect to these VIEs other than our original investment.  We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits.  Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments.  We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets.  For information about these structured securities, see Note 5.

Limited Partnerships and Limited Liability Companies

We invest in certain LPs and limited liability companies (“LLCs”), including qualified affordable housing projects, that we have concluded are VIEs.  We do not hold any substantive kick-out or participation rights in the LPs and LLCs, and we do not receive any performance fees or decision maker fees from the LPs and LLCs.  Based on our analysis of the LPs and LLCs, we are not the primary beneficiary of the VIEs as we do not have the power to direct the most significant activities of the LPs and LLCs.

The carrying amounts of our investments in the LPs and LLCs are recognized in other investments on our Consolidated Balance Sheets and were $1.4 billion and $1.3  billion as of December 31, 2017 and 2016, respectively.  Included in these carrying amounts are our investments in qualified affordable housing projects, which were $31  million and $37 million as of December 31, 2017 and 2016, respectively.  We do not have any contingent commitments to provide additional capital funding to these qualified affordable housing projects.  We receive returns from these qualified affordable housing projects in the form of income tax credits and other tax benefits, which are recognized in federal income tax expense (benefit) on our Consolidated Statements of Comprehensive Income (Loss) and were $3 million for the years ended December 31, 2017 and 2016.

Our exposure to loss is limited to the capital we invest in the LPs and LLCs, and there have been no indicators of impairment that would require us to recognize an impairment loss related to the LPs and LLCs as of December 31, 2017.

5.  Investments

AFS Securities

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

	As of December 31, 2017
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$74,921	$6,573	$341	$(7)	$81,160
ABS	882	51	6	(26)	953
U.S. government bonds	497	37	1	-	533
Foreign government bonds	391	55	-	-	446
RMBS	3,125	148	36	(21)	3,258
CMBS	589	10	2	(2)	599
CLOs	803	2	2	(5)	808
State and municipal bonds	4,033	932	6	-	4,959
Hybrid and redeemable preferred securities	561	85	22	-	624
Total fixed maturity securities	85,802	7,893	416	(61)	93,340
Equity securities	247	16	17	-	246
Total AFS securities	$86,049	$7,909	$433	$(61)	$93,586

	As of December 31, 2016
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$72,706	$4,583	$931	$(5)	$76,363
ABS	1,016	39	13	(12)	1,054
U.S. government bonds	345	34	2	-	377
Foreign government bonds	445	57	1	-	501
RMBS	3,316	141	65	(5)	3,397
CMBS	341	8	4	(1)	346
CLOs	742	1	3	(4)	744
State and municipal bonds	3,811	703	19	-	4,495
Hybrid and redeemable preferred securities	568	68	47	-	589
VIEs’ fixed maturity securities	200	-	-	-	200
Total fixed maturity securities	83,490	5,634	1,085	(27)	88,066
Equity securities	260	18	3	-	275
Total AFS securities	$83,750	$5,652	$1,088	$(27)	$88,341

(1)	Includes unrealized (gains) and losses on impaired securities related to changes in the fair value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2017, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$3,268	$3,305
Due after one year through five years	17,472	18,099
Due after five years through ten years	17,059	17,708
Due after ten years	42,604	48,610
Subtotal	80,403	87,722
Structured securities (ABS, MBS, CLOs)	5,399	5,618
Total fixed maturity AFS securities	$85,802	$93,340

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2017
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$4,726	$67	$4,706	$276	$9,432	$343
ABS	56	-	143	15	199	15
U.S. government bonds	156	-	19	1	175	1
RMBS	277	4	599	33	876	37
CMBS	113	-	60	3	173	3
CLOs	281	2	72	-	353	2
State and municipal bonds	33	-	89	5	122	5
Hybrid and redeemable
preferred securities	20	-	124	22	144	22
Total fixed maturity securities	5,662	73	5,812	355	11,474	428
Equity securities	22	14	8	3	30	17
Total AFS securities	$5,684	$87	$5,820	$358	$11,504	$445

Total number of AFS securities in an unrealized loss position						1,095

	As of December 31, 2016
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$15,099	$542	$3,117	$390	$18,216	$932
ABS	201	5	281	23	482	28
U.S. government bonds	18	2	-	-	18	2
Foreign government bonds	29	1	-	-	29	1
RMBS	876	50	374	22	1,250	72
CMBS	187	4	18	2	205	6
CLOs	259	3	25	-	284	3
State and municipal bonds	208	11	47	8	255	19
Hybrid and redeemable
preferred securities	75	3	142	44	217	47
Total fixed maturity securities	16,952	621	4,004	489	20,956	1,110
Equity securities	4	2	44	2	48	4
Total AFS securities	$16,956	$623	$4,048	$491	$21,004	$1,114

Total number of AFS securities in an unrealized loss position						1,692

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2017
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$156	$57	$1	26
Six months or greater, but less than nine months	2	1	-	4
Nine months or greater, but less than twelve months	12	6	-	7
Twelve months or greater	209	77	10	49
Total	$379	$141	$11	86

	As of December 31, 2016
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$164	$49	$2	19
Nine months or greater, but less than twelve months	1	1	-	2
Twelve months or greater	358	166	10	62
Total	$523	$216	$12	83

(1)	We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI.  Our gross unrealized losses, including the portion of OTTI recognized in OCI, on AFS securities decreased $669 million for the year ended December 31, 2017.  As discussed further below, we believe the unrealized loss position as of December 31, 2017, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities; and (iv) we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2017, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2017, the unrealized losses associated with our corporate bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost for each temporarily-impaired security.

As of December 31, 2017, the unrealized losses associated with our MBS and ABS were attributable primarily to widening credit spreads and rising interest rates since purchase.  We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates.  We estimated losses for a security by forecasting the underlying loans in each transaction.  The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable.  Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts and other independent market data.  Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each temporarily-impaired security.

As of December 31, 2017, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each temporarily-impaired security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Balance as of beginning-of-year	$411	$363	$360
Increases attributable to:
Credit losses on securities for which an OTTI
was not previously recognized	13	83	19
Credit losses on securities for which an OTTI
was previously recognized	7	16	15
Decreases attributable to:
Securities sold, paid down or matured	(73)	(51)	(31)
Balance as of end-of-year	$358	$411	$363

During 2017,  2016 and 2015, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security.  The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

•	Failure of the issuer of the security to make scheduled payments;
•	Deterioration of creditworthiness of the issuer;
•	Deterioration of conditions specifically related to the security;
•	Deterioration of fundamentals of the industry in which the issuer operates; and
•	Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

Details of the amount of credit loss of OTTI recognized in net income (loss) for which a portion related to other factors was recognized in OCI (in millions), were as follows:

	As of December 31, 2017
		Net
		Unrealized		OTTI in
	Amortized	Gain/(Loss)	Fair	Credit
	Cost	Position	Value	Losses
Corporate bonds	$17	$7	$24	$31
ABS	173	26	199	102
RMBS	245	21	266	178
CMBS	13	2	15	39
CLOs	11	5	16	5
State and municipal bonds	-	-	-	3
Total	$459	$61	$520	$358

	As of December 31, 2016
		Net
		Unrealized		OTTI in
	Amortized	Gain/(Loss)	Fair	Credit
	Cost	Position	Value	Losses
Corporate bonds	$80	$5	$85	$77
ABS	201	12	213	106
RMBS	310	6	316	183
CMBS	29	1	30	37
CLOs	11	3	14	5
State and municipal bonds	2	-	2	3
Total	$633	$27	$660	$411

Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2017	2016
Fixed maturity securities:
Corporate bonds	$1,250	$1,275
ABS	15	19
U.S. government bonds	115	164
Foreign government bonds	23	23
RMBS	85	95
CMBS	2	2
CLOs	3	6
State and municipal bonds	17	17
Hybrid and redeemable preferred securities	23	23
Total trading securities	$1,533	$1,624

The portion of the market adjustment for trading gains and losses recognized in realized gain (loss) that relate to trading securities still held as of December 31, 2017,  2016 and 2015,  was $8  million, $(3) million and $(96)  million, respectively.

Mortgage Loans on Real Estate

Mortgage loans on real estate principally involve commercial real estate.  The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California, which accounted for 21% and 20%, respectively, and Texas, which accounted for 12% and 11%, respectively, of mortgage loans on real estate as of December 31, 2017 and 2016.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31,
	2017	2016
Current	$10,662	$9,762
60 to 90 days past due	-	-
Greater than 90 days past due	3	-
Valuation allowance associated with impaired mortgage loans on real estate	(3)	(2)
Unamortized premium (discount)	-	1
Total carrying value	$10,662	$9,761

The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

	As of December 31,
	2017	2016
Number of impaired mortgage loans on real estate	3	2

Principal balance of impaired mortgage loans on real estate	$11	$7
Valuation allowance associated with impaired mortgage loans on real estate	(3)	(2)
Carrying value of impaired mortgage loans on real estate	$8	$5

The changes in the valuation allowance associated with impaired mortgage loans on real estate (in millions) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Balance as of beginning-of-year	$2	$2	$3
Additions	1	-	-
Charge-offs, net of recoveries	-	-	(1)
Balance as of end-of-year	$3	$2	$2

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

	For the Years Ended December 31,
	2017	2016	2015
Average carrying value for impaired
mortgage loans on real estate	$6	$6	$17
Interest income recognized on impaired
mortgage loans on real estate	-	-	1
Interest income collected on impaired
mortgage loans on real estate	-	-	1

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans on real estate, which were as follows (dollars in millions):

	As of December 31, 2017			As of December 31, 2016
			Debt-			Debt-
			Service			Service
	Carrying	% of	Coverage	Carrying	% of	Coverage
Loan-to-Value Ratio	Value	Total	Ratio	Value	Total	Ratio
Less than 65%	$9,563	89.7%	2.27	$8,604	88.1%	2.16
65% to 74%	1,000	9.4%	1.94	1,009	10.3%	1.87
75% to 100%	91	0.8%	0.97	143	1.5%	0.86
Greater than 100%	8	0.1%	0.82	5	0.1%	1.04
Total mortgage loans on real estate	$10,662	100.0%		$9,761	100.0%

Alternative Investments

As of December 31, 2017 and 2016, alternative investments included investments in 221 and 202 different partnerships, respectively, and the portfolios represented approximately 1% of our overall invested assets.

Net Investment Income

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Fixed maturity AFS securities	$4,048	$4,019	$3,981
Equity AFS securities	12	11	9
Trading securities	88	94	102
Mortgage loans on real estate	433	413	385
Real estate	1	1	1
Policy loans	134	139	150
Invested cash	11	12	3
Commercial mortgage loan prepayment
and bond make-whole premiums	138	115	98
Alternative investments	165	75	88
Consent fees	6	5	5
Other investments	5	4	6
Investment income	5,041	4,888	4,828
Investment expense	(281)	(257)	(217)
Net investment income	$4,760	$4,631	$4,611

Realized Gain (Loss) Related to Certain Investments

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

	For the Years Ended December 31,
	2017	2016	2015
Fixed maturity AFS securities: (1)
Gross gains	$17	$65	$41
Gross losses	(63)	(227)	(94)
Equity AFS securities:
Gross gains	6	8	3
Gross losses	-	(1)	-
Gain (loss) on other investments	(10)	(62)	(7)
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	(21)	(24)	(26)
Total realized gain (loss) related to certain investments, pre-tax	$(71)	$(241)	$(83)

(1)	These amounts are represented net of related fair value hedging activity. See Note 6 for more information.

Details underlying write-downs taken as a result of OTTI that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above and the portion of OTTI recognized in OCI (in millions) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
OTTI Recognized in Net Income (Loss)
Fixed maturity securities:
Corporate bonds	$(13)	$(80)	$(42)
ABS	(2)	(5)	(6)
RMBS	(2)	(10)	(7)
CMBS	(2)	(1)	(1)
State and municipal bonds	(1)	(3)	-
Total fixed maturity securities	(20)	(99)	(56)
Equity securities	-	(1)	-
Gross OTTI recognized in net income (loss)	(20)	(100)	(56)
Associated amortization of DAC, VOBA, DSI and DFEL	2	-	6
Net OTTI recognized in net income (loss), pre-tax	$(18)	$(100)	$(50)

Portion of OTTI Recognized in OCI
Gross OTTI recognized in OCI	$-	$53	$29
Change in DAC, VOBA, DSI and DFEL	-	(12)	(4)
Net portion of OTTI recognized in OCI, pre-tax	$-	$41	$25

Determination of Credit Losses on Corporate Bonds and ABS

As of December 31, 2017 and 2016, we reviewed our corporate bond and ABS portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs.  The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

Credit ratings express opinions about the credit quality of a security.  Securities rated investment grade, that is those rated BBB- or higher by Standard & Poor’s (“S&P”) Rating Services or Baa3 or higher by Moody’s Investors Service (“Moody’s”), are generally considered by the rating agencies and market participants to be low credit risk.  As of December 31, 2017 and 2016, 96% and 95%, respectively, of the fair value of our corporate bond portfolio was rated investment grade.  As of December 31, 2017 and 2016, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $3.4 billion and $3.7 billion, respectively, and a fair value of $3.4 billion and $3.6 billion, respectively.  As of December 31, 2017 and 2016, 98% and 96%, respectively, of the fair value of our ABS portfolio was rated investment grade.  As of December 31, 2017 and 2016, the portion of our ABS portfolio rated below investment grade had an amortized cost of $43 million and $87 million, respectively, and a fair value of $41 million and $73 million, respectively.  Based upon the analysis discussed above, we believed as of December 31, 2017 and 2016, that we would recover the amortized cost of each investment grade corporate bond and ABS security.

Determination of Credit Losses on MBS

As of December 31, 2017 and 2016, default rates were projected by considering underlying MBS loan performance and collateral type.  Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status.  In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history.  Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans.  Second lien loans are assigned 100% severity, if defaulted.  For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further adjusted by housing price assumptions.  With the default rate timing curve and loan-level loss severity, we derive the future expected credit losses.

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:

	As of December 31, 2017		As of December 31, 2016
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Collateral payable for derivative investments (1)	$701	$701	$813	$813
Securities pledged under securities lending agreements (2)	222	213	217	209
Securities pledged under repurchase agreements (3)	531	554	530	555
Investments pledged for Federal Home Loan Bank of
Indianapolis (“FHLBI”) (4)	2,900	4,235	3,350	4,947
Total payables for collateral on investments	$4,354	$5,703	$4,910	$6,524

(1)

We obtain collateral based upon contractual provisions with our counterparties.  These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash.  See Note 6 for additional information.

(2)

Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively.  We value collateral daily and obtain additional collateral when deemed appropriate.  The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3)

Our pledged securities under repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary.  The cash received in our repurchase program is typically invested in fixed maturity AFS securities.

(4)

Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets.  The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate.  The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2017	2016	2015
Collateral payable for derivative investments	$(112)	$(481)	$(283)
Securities pledged under securities lending agreements	5	(25)	38
Securities pledged under repurchase agreements	1	(144)	69
Investments pledged for FHLBI	(450)	995	430
Total increase (decrease) in payables for collateral on investments	$(556)	$345	$254

We have elected not to offset our repurchase agreements and securities lending transactions in our financial statements.  The remaining contractual maturities of repurchase agreements and securities lending transactions accounted for as secured borrowings were as follows:

	As of December 31, 2017
	Overnight and Continuous	Up to 30 Days	30 – 90 Days	Greater Than 90 Days	Total
Repurchase Agreements
Corporate bonds	$-	$100	$281	$150	$531
Total	-	100	281	150	531
Securities Lending
Corporate bonds	222	-	-	-	222
Total	222	-	-	-	222
Total gross secured borrowings	$222	$100	$281	$150	$753

	As of December 31, 2016
	Overnight and Continuous	Up to 30 Days	30 – 90 Days	Greater Than 90 Days	Total
Repurchase Agreements
Corporate bonds	$-	$-	$384	$146	$530
Total	-	-	384	146	530
Securities Lending
Corporate bonds	212	-	-	-	212
Foreign government bonds	5	-	-	-	5
Total	217	-	-	-	217
Total gross secured borrowings	$217	$-	$384	$146	$747

We accept collateral in the form of securities in connection with repurchase agreements.  In instances where we are permitted to sell or re-pledge the securities received, we report the fair value of the collateral received and a related obligation to return the collateral in the financial statements.  In addition, we receive securities in connection with securities borrowing agreements which we are permitted to sell or re-pledge.  As of December 31, 2017, the fair value of all collateral received that we are permitted to sell or re-pledge was $175  million.  As of December 31, 2017, we have re-pledged $174 million of this collateral to cover initial margin on certain derivative investments.

Investment Commitments

As of December 31, 2017, our investment commitments were $1.3 billion, which included $752 million of LPs, $196 million of private placement securities and $320 million of mortgage loans on real estate.

Concentrations of Financial Instruments

As of December 31, 2017 and 2016, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $1.2 billion and $1.5 billion, respectively, or 1% of our invested assets portfolio, and our investments in securities issued by the Federal National Mortgage Association with a fair value of $930  million and $1.1 billion, respectively, or 1% of our invested assets portfolio.  These concentrations include both AFS and trading securities.

As of December 31, 2017 and 2016, our most significant investments in one industry were our investments in securities in the consumer non-cyclical industry with a fair value of $14.3 billion and $13.0 billion, respectively, or 13% and 12%, respectively, of our invested assets portfolio, and our investments in securities in the utilities industry with a fair value of $13.8 billion and $12.8 billion, respectively, or 12%  of our invested assets portfolio.  These concentrations include both AFS and trading securities.

6.  Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, basis risk and credit risk.  We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees.  The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources.  The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.  See Note 20 for additional disclosures related to the fair value of our derivative instruments and Note 4 for derivative instruments related to our consolidated VIEs.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchases of certain assets.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts.  Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate.  For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate.  The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate.  There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges to hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the fair value of certain fixed maturity securities due to interest rate risks.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities.  These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Currency Futures

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products.  Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

Foreign Currency Swaps

We use foreign currency swaps designated and qualifying as cash flow hedges, to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.  A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified exchange rate.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500 Index®

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index® (“S&P 500”).  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products.  Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity products.  Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity products.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans.  We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Variance Swaps

We use variance swaps to hedge the liability exposure on certain options in variable annuity products.  Variance swaps are contracts entered into at no cost whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception of the contract.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps – Buying Protection

We use credit default swaps to hedge the liability exposure on certain options in variable annuity products.

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers.  A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer.  A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Credit Default Swaps – Selling Protection

We use credit default swaps to hedge the liability exposure on certain options in variable annuity products.

We sell credit default swaps to offer credit protection to contract holders and investors.  The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers.  A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer.  A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

We are exposed to risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features.  These GLB features are reinsured among various reinsurance counterparties on either a Modco or coinsurance basis.  We cede a portion of the GLB features to LNBAR on a funds withheld modified coinsurance basis.  The funds withheld arrangement includes a dynamic hedging strategy designed to mitigate selected risk. Changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities hedge the changes in embedded derivative GLB reserves assumed by LNBAR caused by those same factors.  The hedge positions are rebalanced based upon changes in these factors as needed.  While we actively manage the hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve assumed by LNBAR due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with the desired risk and return trade-off.  However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”).  We calculate the value of the benefit reserves and the embedded derivative reserves based on the specific characteristics of each GLB feature.

Indexed Annuity and IUL Contracts Embedded Derivatives

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500.  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance Related Embedded Derivatives

We have certain modified coinsurance arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds.  These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure.  Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2017			As of December 31, 2016
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$1,544	$45	$16	$2,089	$68	$77
Foreign currency contracts (1)	1,804	79	79	1,177	153	10
Total cash flow hedges	3,348	124	95	3,266	221	87
Fair value hedges:
Interest rate contracts (1)	563	-	174	637	-	182
Non-Qualifying Hedges
Interest rate contracts (1)	72,937	657	127	70,290	985	701
Foreign currency contracts (1)	22	-	-	14	-	-
Equity market contracts (1)	30,918	562	557	28,142	542	616
Credit contracts (1)	52	-	-	66	-	-
Embedded derivatives:
GLB direct (2) (3)	-	903	-	-	-	371
GLB ceded (2) (3)	-	51	954	-	371	-
Reinsurance related (4)	-	-	51	-	58	-
Indexed annuity and IUL contracts (2) (5)	-	11	1,418	-	-	1,139
Total derivative instruments	$107,840	$2,308	$3,376	$102,415	$2,177	$3,096

(1)	Reported in derivative investments and other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other assets on our Consolidated Balance Sheets.
(3)	Reported in other liabilities on our Consolidated Balance Sheets.
(4)	Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.
(5)	Reported in future contract benefits on our Consolidated Balance Sheets.

Beginning in the first quarter 2017, consistent with changes enacted by the Chicago Mercantile Exchange (“CME”), the Company offset the variation margin payments with the derivative balances that are cleared through CME.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2017
	Less Than	1 – 5	6 – 10	11 – 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$7,748	$20,953	$31,378	$14,965	$-	$75,044
Foreign currency contracts (2)	22	247	423	1,090	44	1,826
Equity market contracts	18,746	9,520	485	15	2,152	30,918
Credit contracts	-	52	-	-	-	52
Total derivative instruments
with notional amounts	$26,516	$30,772	$32,286	$16,070	$2,196	$107,840

(1)	As of December 31, 2017, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was February 2047.
(2)	As of December 31, 2017, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was September 2049.

The change in our unrealized gain (loss) on derivative instruments in AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2017	2016	2015
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$93	$157	$127
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the period:
Cash flow hedges:
Interest rate contracts	43	(165)	(202)
Foreign currency contracts	20	(10)	17
Change in foreign currency exchange rate adjustment	(137)	96	48
Change in DAC, VOBA, DSI and DFEL	1	2	3
Income tax benefit (expense)	26	27	46
Less:
Reclassification adjustment for gains (losses) included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	4	5	(190)
Interest rate contracts (2)	-	1	-
Foreign currency contracts (1)	18	11	6
Foreign currency contracts (2)	9	7	-
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	(2)	2
Income tax benefit (expense)	(10)	(8)	64
Balance as of end-of-period	$27	$93	$157

(1)	The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	The OCI offset is reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The gains (losses) on derivative instruments (in millions) recorded within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$4	$5	$8
Interest rate contracts (2)	-	1	-
Foreign currency contracts (1)	18	11	6
Foreign currency contracts (2)	9	7	-
Total cash flow hedges	31	24	14
Fair value hedges:
Interest rate contracts (1)	(23)	(28)	(30)
Interest rate contracts (2)	7	16	(198)
Total fair value hedges	(16)	(12)	(228)
Non-Qualifying Hedges
Interest rate contracts (2)	103	181	304
Foreign currency contracts (2)	-	(14)	(11)
Equity market contracts (2)	(1,427)	(1,253)	(118)
Equity market contracts (3)	28	12	1
Credit contracts (2)	1	(5)	(6)
Embedded derivatives:
Reinsurance related (2)	(141)	(57)	221
Indexed annuity and IUL contracts (2)	(400)	(120)	(57)
Total derivative instruments	$(1,821)	$(1,244)	$120

(1)	Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(3)	Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) recognized as a component of OCI (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Offset to net investment income	$22	16	14
Offset to realized gain (loss)	9	8	-

As of December 31, 2017,  $28 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.  This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2017 and 2016, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Information related to our credit default swaps for which we are the seller (dollars in millions) was as follows:

As of December 31, 2017
				Credit
		Reason	Nature	Rating of	Number		Maximum
		for	of	Underlying	of	Fair	Potential
Credit Contract Type	Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
Basket credit default swaps	12/20/2022	(3)	(4)	BBB+	1	$1	$52
					1	$1	$52

As of December 31, 2016
				Credit
		Reason	Nature	Rating of	Number		Maximum
		for	of	Underlying	of	Fair	Potential
Credit Contract Type	Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
Single name credit default swaps	3/20/2017 (5)	(6)	(4)	BBB+	2	-	40
					2	$-	$40

(1)	Represents average credit ratings based on the midpoint of the applicable ratings among Moody's, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.
(2)	Broker quotes are used to determine the market value of our credit default swaps.
(3)	Credit default swaps were entered into in order to hedge the liability exposure on certain variable annuity products.
(4)	Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.
(5)	These credit default swaps were sold to a counterparty of the consolidated VIEs discussed in Note 4.
(6)	Credit default swaps were entered into in order to generate income by providing default protection in return for a quarterly payment.

Details underlying the associated collateral of our credit default swaps for which we are the seller if credit risk-related contingent features were triggered (in millions) were as follows:

	As of	As of
	December 31,	December 31,
	2017	2016
Maximum potential payout	$52	$40
Less: Counterparty thresholds	-	-
Maximum collateral potentially required to post	$52	$40

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding.  If these netting agreements were not in place, we would have been required to post collateral if the market value was less than zero.

Credit Risk

We are exposed to credit losses in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR.  The NPR is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure, less collateral held.  As of December 31, 2017, the NPR adjustment was less than $1 million.  The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records.  Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement.  We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements.  Under some ISDA agreements, we and LLANY have agreed to maintain certain financial strength or claims-paying ratings.  A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts.  In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds.  These thresholds vary by counterparty and credit rating.  The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor.  As of December 31, 2017, and December 31, 2016, our exposure was zero and $5 million, respectively.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2017		As of December 31, 2016
	Collateral	Collateral	Collateral	Collateral
	Posted by	Posted by	Posted by	Posted by
S&P	Counter-	LNL	Counter-	LNL
Credit	Party	(Held by	Party	(Held by
Rating of	(Held by	Counter-	(Held by	Counter-
Counterparty	LNL)	Party)	LNL)	Party)

AA-	$116	$(1)	$53	$(32)
A+	178	(453)	10	(217)
A	170	(48)	394	(335)
A-	237	-	67	-
BBB+	-	(4)	289	-
	$701	$(506)	$813	$(584)

Balance Sheet Offsetting

Information related to the effects of offsetting on our Consolidated Balance Sheets (in millions) was as follows:

	As of December 31, 2017
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$1,082	$965	$2,047
Gross amounts offset	(237)	-	(237)
Net amount of assets	845	965	1,810
Gross amounts not offset:
Cash collateral	(701)	-	(701)
Net amount	$144	$965	$1,109

Financial Liabilities
Gross amount of recognized liabilities	$1,037	$2,423	$3,460
Gross amounts offset	(261)	-	(261)
Net amount of liabilities	776	2,423	3,199
Gross amounts not offset:
Cash collateral	(506)	-	(506)
Net amount	$270	$2,423	$2,693

	As of December 31, 2016
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$1,211	$429	$1,640
Gross amounts offset	(311)	-	(311)
Net amount of assets	900	429	1,329
Gross amounts not offset:
Cash collateral	(813)	-	(813)
Net amount	$87	$429	$516

Financial Liabilities
Gross amount of recognized liabilities	$1,274	$1,510	$2,784
Gross amounts offset	(536)	-	(536)
Net amount of liabilities	738	1,510	2,248
Gross amounts not offset:
Cash collateral	(584)	-	(584)
Net amount	$154	$1,510	$1,664

7.  Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	For the Years Ended December 31,
	2017	2016	2015
Current	$118	$25	$71
Deferred	(1,405)	242	224
Federal income tax expense (benefit)	$(1,287)	$267	$295

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2017	2016	2015
Tax rate times pre-tax income	$256	$504	$514
Effect of:
Tax-preferred investment income	(280)	(196)	(192)
Tax credits	(29)	(28)	(26)
Change in uncertain tax positions	(17)	(11)	1
Excess tax benefits from share-based
compensation	(8)	(4)	-
Goodwill impairment	316	-	-
Deferred tax impact from the Tax Cuts
and Jobs Act	(1,526)	-	-
Other items	1	2	(2)
Federal income tax expense (benefit)	$(1,287)	$267	$295
Effective tax rate	-176%	19%	20%

The effective tax rate is the ratio of tax expense (benefit) over pre-tax income (loss).  The tax-preferred investment income relates primarily to the separate account dividends-received deduction.  The tax benefit associated with the separate account dividends-received deduction was $264  million,  $175 million and $188 million for the years ended December 31, 2017,  2016 and 2015.  Tax benefits for uncertain tax positions for the year ended December 31, 2017, were primarily attributable to the release of reserves for tax contingencies associated with a  prior tax year that closed during 2017.

As a result of the enactment of the Tax Act on December 22, 2017, we remeasured our existing deferred tax balances at the new 21% marginal corporate income tax rate and recognized $1.5 billion in tax benefit in 2017.  We continue to review and analyze the provisions of the Tax Act, including the actual and potential impact of the reduction in the U.S. federal corporate income tax rate and the impact of specific life insurance provisions on our financial statements.  The impact of the Tax Act may differ from existing amounts due to, among other things, changes in interpretations and assumptions we have made and guidance that may be issued by regulatory authorities.  The

Securities and Exchange Commission has issued rules that allow for a one year measurement period after the enactment of the Tax Act to finalize calculations and recording of the related tax impacts.  While we do not anticipate any significant changes to the amounts recorded as of December 31, 2017, any adjustments to amounts recorded as a result of the Tax Act will be made during 2018.    We file with a consolidated group; however, we calculate our tax expense (benefit) on a separate company basis.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2017	2016
Current	$206	$164
Deferred	(2,391)	(3,062)
Total federal income tax asset (liability)	$(2,185)	$(2,898)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2017	2016
Deferred Tax Assets
Future contract benefits and other contract holder funds	$580	$986
Reinsurance related embedded derivative asset	11	-
Compensation and benefit plans	123	187
Tax credits	76	85
Other	8	19
Total deferred tax assets	$798	$1,277
Deferred Tax Liabilities
DAC	$1,112	$2,038
VOBA	105	306
Net unrealized gain on AFS securities	1,579	1,596
Net unrealized gain on trading securities	39	65
Intangibles	9	20
Investment activity	118	125
Deferred gain on business sold through reinsurance	35	51
Reinsurance related embedded derivative asset	-	20
Other	192	118
Total deferred tax liabilities	$3,189	$4,339
Net deferred tax asset (liability)	$(2,391)	$(3,062)

As of December 31, 2017,  we had $73 million of alternative minimum tax credits that are not subject to expiration and $3 million of research and development credits that expire in 2036.  Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2017 and 2016,  $11 million and $1 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate.  We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year.  A reconciliation of the unrecognized tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2017	2016
Balance as of beginning-of-year	$1	$10
Increases for prior year tax positions	9	-
Increases for current year tax positions	1	1
Decreases for expiring statutes	-	(10)
Balance as of end-of-year	$11	$1

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  For the years ended December 31, 2017,  2016 and 2015, we recognized interest and penalty expense (benefit) related to uncertain tax positions of zero,  $(2) million and $1 million, respectively.  We had accrued interest and penalty expense related to the unrecognized tax benefits of zero as of December 31, 2017 and 2016.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities.  We are currently not under examination by the Internal Revenue Service; however, tax years 2014 and forward remain open.  We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

8.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Balance as of beginning-of-year	$8,269	$8,620	$7,527
Business acquired (sold) through reinsurance	-	-	38
Deferrals	1,345	1,339	1,483
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(922)	(879)	(813)
Unlocking	61	(276)	(232)
Adjustment related to realized (gains) losses	(55)	(51)	(44)
Adjustment related to unrealized (gains) losses	(789)	(484)	661
Balance as of end-of-year	$7,909	$8,269	$8,620

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Balance as of beginning-of-year	$874	$873	$628
Business acquired (sold) through reinsurance	-	-	(22)
Deferrals	7	3	8
Amortization:
Amortization, excluding unlocking	(105)	(105)	(128)
Unlocking	(48)	36	(82)
Accretion of interest (1)	52	52	56
Adjustment related to realized (gains) losses	(1)	(2)	(1)
Adjustment related to unrealized (gains) losses	(280)	17	414
Balance as of end-of-year	$499	$874	$873

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 4.2% to 6.9%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2017, was as follows:

2018	$49
2019	51
2020	65
2021	65
2022	61

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Balance as of beginning-of-year	$293	$301	$285
Deferrals	29	25	29
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(30)	(28)	(33)
Unlocking	(4)	(2)	2
Adjustment related to realized (gains) losses	(2)	(2)	(1)
Adjustment related to unrealized (gains) losses	1	(1)	19
Balance as of end-of-year	$287	$293	$301

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Balance as of beginning-of-year	$1,855	$1,923	$1,365
Deferrals	753	628	537
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(383)	(345)	(299)
Unlocking	(3)	(63)	(66)
Adjustment related to realized (gains) losses	(18)	(11)	(8)
Adjustment related to unrealized (gains) losses	(775)	(277)	394
Balance as of end-of-year	$1,429	$1,855	$1,923

9.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

	For the Years Ended December 31,
	2017	2016	2015
Direct insurance premiums and fee income	$10,103	$9,373	$9,354
Reinsurance assumed	101	105	83
Reinsurance ceded	(1,817)	(1,728)	(1,652)
Total insurance premiums and fee income	$8,387	$7,750	$7,785

Direct insurance benefits	$6,669	$6,112	$6,304
Reinsurance recoveries netted against benefits	(1,851)	(1,865)	(1,775)
Total benefits	$4,818	$4,247	$4,529

We and LLANY cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management.  As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2017, the policy for our reinsurance program was to retain up to $20 million on a single insured life.  As the amount we retain varies by policy, we reinsured approximately 25% of the mortality risk on newly issued life insurance contracts in 2017.  Approximately 35% and 36% of our total individual life in-force amount was reinsured as of December 31, 2017 and 2016, respectively.  Portions of our deferred annuity business have been reinsured on either a coinsurance or a Modco basis with other companies to limit our exposure to interest rate risks.  As of December 31, 2017 and 2016, the reserves associated with these reinsurance arrangements totaled $541 million and $584 million, respectively.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.  We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.  Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers and LNBAR.  The amounts recoverable from reinsurers were $6.5  billion and $6.8 billion as of December 31, 2017 and 2016, respectively.  Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions.  As such, Swiss Re reinsured certain liabilities and obligations under the indemnity reinsurance agreements and thereby represents our largest reinsurance exposure.  As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $1.9 billion and $2.2 billion as of December 31, 2017 and 2016, respectively.  Swiss Re has funded a trust, with a balance of $2.5 billion as of December 31, 2017, to support this business.  In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves.  These assets consist of those reported as trading securities and certain mortgage loans.  Our liabilities for funds withheld and embedded derivatives as of December 31, 2017, included $269 million and $46 million, respectively, related to the business sold to Swiss Re.  In addition, the amounts recoverable from LNBAR were $2.1 billion as of December 31, 2017 and 2016.  LNBAR has funded trusts to support the business ceded of which the balance in the trusts changes as a result of ongoing reinsurance activity and totaled $1.9 billion as of December 31, 2017.

We recorded the gain related to the indemnity reinsurance transactions with Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets and amortized the gain over the period which the majority of the earnings were expected to emerge, and the deferred gain was fully amortized in 2017.  We amortized $15 million, after-tax, of deferred gain on business sold through reinsurance during 2017 and $48 million during 2016 and 2015, respectively.

10.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2017
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	(905)	634
Group Protection	274	-	-	274
Total goodwill	$3,520	$(1,247)	$(905)	$1,368

	For the Year Ended December 31, 2016
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	-	1,539
Group Protection	274	-	-	274
Total goodwill	$3,520	$(1,247)	$-	$2,273

The fair values of our reporting units (Level 3 fair value estimates) are comprised of the value of in-force (i.e., existing) business and the value of new business.  Specifically, new business is representative of cash flows and profitability associated with policies or contracts we expect to issue in the future, reflecting our forecasts of future sales volume and product mix over a 10-year period.  To determine the values of in-force and new business, we use a discounted cash flows technique that applies a discount rate reflecting the market expected, weighted-average rate of return adjusted for the risk factors associated with operations to the projected future cash flows for each reporting unit.

As of October 1, 2017, the date of our annual quantitative assessment of goodwill, our Annuities, Retirement Plan Services and Group Protection reporting units had fair values that exceeded the carrying value of each reporting unit.  As discussed in Note 2, our early adoption of ASU 2017-04, “Simplifying the Test for Goodwill Impairment,” resulted in impairment of the Life Insurance reporting unit goodwill of $905 million during the fourth quarter of 2017 driven primarily from the impact of the December 22, 2017, enactment of the Tax Act that increased the carrying value of the Life Insurance reporting unit in excess of its fair value.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2017		As of December 31, 2016
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Life Insurance:
Sales force	$100	$47	$100	$43
Retirement Plan Services:
Mutual fund contract rights (1)	5	-	5	-
Total	$105	$47	$105	$43

(1)	No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2017, was as follows:

2018	$4
2019	4
2020	4
2021	4
2022	4
Thereafter	33

11.  Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2017 (1)	2016 (1)
Return of Net Deposits
Total account value	$96,941	$87,707
Net amount at risk (2)	81	824
Average attained age of contract holders	64 years	63 years

Minimum Return
Total account value	$108	$105
Net amount at risk (2)	18	22
Average attained age of contract holders	76 years	75 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$26,596	$24,605
Net amount at risk (2)	417	782
Average attained age of contract holders	70 years	69 years

(1)	Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.
(2)	Represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.  The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

	For the Years Ended December 31,
	2017	2016	2015
Balance as of beginning-of-year	$110	$115	$89
Changes in reserves	8	34	52
Benefits paid	(18)	(39)	(26)
Balance as of end-of-year	$100	$110	$115

Variable Annuity Contracts

Account balances of variable annuity contracts, including those with guarantees, (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2017	2016
Asset Type
Domestic equity	$59,647	$50,337
International equity	20,837	16,714
Fixed income	40,626	37,795
Total	$121,110	$104,846

Percent of total variable annuity
separate account values	99%	99%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  These UL and VUL products with secondary guarantees represented 32% and 36% of total life insurance in-force reserves as of December 31, 2017 and 2016, respectively.  UL and VUL products with secondary guarantees represented 27% of total sales for the year ended December 31, 2017, and 33% for the years ended December 31, 2016 and 2015.

12.  Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2017	2016
Short-Term Debt
Short-term debt (1)	$10	$280

Long-Term Debt, Excluding Current Portion
Surplus notes due LNC:
LIBOR + 142 bps surplus note, due 2023	$-	$240
9.76% surplus note, due 2024	50	50
6.56% surplus note, due 2028	500	500
LIBOR + 111 bps surplus note, due 2028	71	71
LIBOR + 226 bps surplus note, due 2028	573	533
6.03% surplus note, due 2028	750	750
LIBOR + 200 bps surplus note, due 2035	30	30
LIBOR + 155 bps surplus note, due 2037	25	-
4.20% surplus note, due 2037	50	-
LIBOR + 100 bps surplus note, due 2037	325	375
Total surplus notes	2,374	2,549
Total long-term debt	$2,374	$2,549

(1)	The short-term debt represents short-term notes payable to LNC.

During 2017, we recognized a $5 million loss on the early extinguishment of debt, pre-tax, related to unamortized issuance costs on our Consolidated Statements of Comprehensive Income (Loss).

Future principal payments due on long-term debt (in millions) as of December 31, 2017, were as follows:

2018	$-
2019	-
2020	-
2021	-
2022	-
Thereafter	2,374
Total	$2,374

On June 28, 2013, we issued a surplus note of $240 million to LNC.  The note called for us to pay the principal amount of the note on or before June 28, 2023, and interest to be paid quarterly at an annual rate of the London Interbank Offered Rate (“LIBOR”) + 142 bps.  Subject to approval by the Indiana Insurance Commissioner (the “Commissioner”), we had the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.  On September 27, 2017, we executed the right to repay the surplus note in whole totaling $240 million to LNC using dividends from subsidiaries and other items.

We issued a surplus note of $50 million to LNC in 1994.  The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%.  Subject to approval by the Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Commissioner.

On October 1, 2013, we issued a surplus note of $71 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On December 17, 2013, we issued a variable surplus note to a wholly-owned subsidiary of LNC with an initial outstanding principal amount of $287 million.  The outstanding principal amount as of December 31, 2017, was $573 million.  The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps.

We issued a surplus note of $750 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Commissioner.

On October 1, 2015, we issued a surplus note of $30 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 28, 2035, and interest to be paid quarterly at an annual rate of LIBOR + 200 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On July 1, 2017, we issued a surplus note of $25 million to LNC.  The note calls for us to pay the principal amount of the note on or before June 30, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 155 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 1, 2017, we issued a surplus note of $50 million to LNC.  The note calls for us to pay the principal amount of the note on or before July 1, 2037, and interest to be paid quarterly at an annual rate of 4.20%.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 9, 2007, we issued a surplus note of $375 million that LNC has held effective December 31, 2008.  The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps.  On June 15, 2017, the surplus note was amended to include repayment terms stating subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.  In fourth quarter of 2017, we executed the right to repay the surplus note in part totaling $50 million to LNC.

Credit Facilities and Letters of Credit

Credit facilities, which allow for borrowing or issuances of letters of credit (“LOCs”), and LOCs (in millions) were as follows:

		As of December 31, 2017
	Expiration	Maximum	LOCs
	Date	Available	Issued
Credit Facilities
Five-year revolving credit facility	Jun-2021	$2,500	$275
LOC facility (1)	Aug-2031	990	945
LOC facility (1)	Oct-2031	1,023	1,020
Total		$4,513	$2,240

(1)	Our wholly-owned subsidiaries entered into irrevocable LOC facility agreements with third-party lenders supporting inter-company reinsurance agreements.

On June 30, 2016, we refinanced the existing credit agreement with a syndicate of banks.  This agreement (the “credit facility”) allows for the borrowing and issuance of LOCs of up to $2.5 billion, $1.75 billion of which is available only to reimburse the banks for drawn LOCs.  The credit facility is unsecured and has a commitment termination date of June 30, 2021.  The LOCs under the facility are used primarily to satisfy reserve credit requirements of (i) ourselves and LLANY for which reserve credit is provided by our captive reinsurance subsidiaries and LNBAR and (ii) certain ceding companies of our legacy reinsurance business.

The credit facility contains or includes:

•

Customary terms and conditions, including covenants restricting our ability to incur liens, merge or consolidate with another entity where we are not the surviving entity and dispose of all or substantially all of our assets;

•

Financial covenants including maintenance of a minimum consolidated net worth (as defined in the facility) equal to the sum of $10.5 billion plus 50% of the aggregate net proceeds of equity issuances received by us in accordance with the terms of the credit facility; and a debt-to-capital ratio as defined in accordance with the credit facility not to exceed 0.35 to 1.00; and

•	Customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default.

Upon an event of default, the credit facility provides that, among other things, the commitments may be terminated and the loans then outstanding may be declared due and payable.  As of December 31, 2017, we were in compliance with all such covenants.

Our LOC facility agreements each contain customary terms and conditions, including early termination fees, covenants restricting the ability of the subsidiaries to incur liens, merge or consolidate with another entity and dispose of all or substantially all of their assets.  Upon an event of early termination, the agreements require the immediate payment of all or a portion of the present value of the future LOC fees that would have otherwise been paid.  Further, the agreements contain customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default.  The events of default include payment defaults, covenant defaults, material inaccuracies in representations and warranties, bankruptcy and liquidation proceedings and other customary defaults.  Upon an event of default, the agreements provide that, among other things, obligations to issue, amend or increase the amount of any LOC shall be terminated and any obligations shall become immediately due and payable.  As of December 31, 2017, we were in compliance with all such covenants.

13.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisors and unclaimed property laws.

LNL and its affiliates are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2017.  While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL’s financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss.  For such matters in which a loss is probable, an accrual has been made.  For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made.  Accordingly, the estimate contained in this paragraph reflects two types of matters.  For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued.  In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount.  For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable.  In these cases, the estimate reflects the reasonably possible loss or range of loss.  As of December 31, 2017, we estimate the aggregate range of reasonably possible losses to be up to approximately $50  million.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss.  We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations.  On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Certain reinsurers have sought rate increases on certain yearly renewable term treaties.  We are disputing the requested rate increases under these treaties.  We have initiated and will initiate arbitration proceedings, as necessary, under these treaties in order to protect our contractual rights.  Additionally, reinsurers may initiate arbitration proceedings against us.  We believe it is unlikely the outcome of these disputes will have a material adverse effect on our financial condition.    For more information about reinsurance, see Note 9.

Cost of Insurance Litigation

Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, filed in the U.S. District Court for the District of Connecticut, No. 3:16cv00827, is a putative class action that was served on LNL on June 8, 2016.  Plaintiff is the owner of a universal life insurance policy who alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy.  Plaintiff seeks to represent all universal life and variable universal life policyholders who owned policies containing non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policy and seeks damages on behalf of all such policyholders.  We are vigorously defending this matter.

Helen Hanks v. The Lincoln Life and Annuity Company of New York(“LLANY”) and Voya Retirement Insurance and Annuity Company (“Voya”), filed in the U.S. District Court for the Southern District of New York, No. 16cv6399, is a putative class action that was served on LLANY on August 12, 2016.  Plaintiff owns a universal life policy originally issued by Aetna (now Voya) and alleges that (i) Voya breached the terms of the policy when it increased non-guaranteed cost of insurance rates on Plaintiff’s policy; and (ii) LLANY, as reinsurer and administrator of Plaintiff’s policy, engaged in wrongful conduct related to the cost of insurance increase and was unjustly enriched as a result.  Plaintiff seeks to represent all owners of Aetna life insurance policies that were subject to non-guaranteed cost of insurance rate increases in 2016 and seeks damages on their behalf.  We are vigorously defending this matter.

EFG Bank AG, Cayman Branch, et al. v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:17-cv-02592, is a civil action filed on February 1, 2017.  Plaintiffs own Legend Series universal life insurance policies originally issued by Jefferson-Pilot (now LNL).  Plaintiffs allege that LNL breached the terms of policyholders’ contracts when it increased cost of insurance rates beginning in 2016.  We are vigorously defending this matter.

Swenson, et al. v. The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York, Lincoln National Corporation, Voya Retirement Insurance and Annuity Company, and Voya Financial, Inc., filed in the U.S. District Court for the Southern District of New York, No. 1:17-cv-04843, is a civil action filed on February 1, 2017.  Plaintiffs own universal life insurance policies originally issued by Aetna (now Voya).  Plaintiffs alleged that LNL breached the terms of policyholders’ contracts when it increased cost of insurance rates beginning in 2016.  Plaintiffs voluntarily dismissed this action without prejudice on November 14, 2017.

In re: Lincoln National COI Litigation, pending in the U.S. District Court for the Eastern District of Pennsylvania, Master File No. 16-cv-06605-GJP, is a consolidated litigation matter related to multiple putative class action filings that were consolidated by an order dated March 20, 2017. In addition to consolidating a number of existing matters, the order also covers any future cases filed in the same district related to the same subject matter.  Plaintiffs own universal life insurance policies originally issued by Jefferson-Pilot (now LNL). Plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2016. Plaintiffs seek to represent classes of policyowners and seek damages on their behalf. We are vigorously defending this matter.

Tutor v. Lincoln National Corporation and The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:17-cv-04150, is a putative class action filed on September 18, 2017. Plaintiff owns a universal life insurance policy originally issued by former Jefferson-Pilot (now LNL).  Plaintiff alleges that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2017. We are vigorously defending this matter.

Trinchero, et al. v. Lincoln National Corporation and The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-00765, is a putative class action filed on February 22, 2018. Plaintiffs own universal life insurance policies originally issued by former Jefferson-Pilot (now LNL).  Plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2017. We are vigorously defending this matter.

Commitments

Operating Leases

We lease our home office properties.  In 2017, we extended the Radnor lease with a new term expiring in 2024.  Additionally, in 2017, we extended the Fort Wayne lease with a new term expiring in 2029.  In 2016, a lease commenced in Atlanta, Georgia at our RiverEdge Summit location and the lease shall expire in 2027.  Furthermore, in 2016, we renegotiated the Hartford lease with a new term expiring in 2028.

Total rental expense on operating leases for the years ended December 31, 2017,  2016 and 2015, was $36 million, $37 million and $35 million, respectively.  Future minimum rental commitments (in millions) as of December 31, 2017, were as follows:

2018	$31
2019	31
2020	27
2021	24
2022	19
Thereafter	66
Total	$198

Capital Leases

In 2017 and 2016, we entered into sale-leaseback transactions on $62 million and $85 million, respectively, (net of amortization) of assets.  These transactions have been classified as capital leases on our Consolidated Balance Sheets.  These assets will continue to be amortized on a straight-line basis over the assets’ remaining lives.  Total accumulated amortization related to these leased assets as of December 31, 2017 and 2016, was $101 million and $92 million, respectively.  Future minimum lease payments under capital leases (in millions) as of December 31, 2017, were as follows:

2018	$7
2019	90
2020	52
2021	62
2022	63
Thereafter	28
Total minimum lease payments	302
Less: Amount representing interest	26
Present value of minimum lease payments	$276

Vulnerability from Concentrations

As of December 31, 2017, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity (“ALVA”) product offered in our Annuities segment is significant to this segment.  The ALVA product accounted for 14%,  21% and 18% of Annuities’ variable annuity product deposits in 2017, 2016 and 2015, respectively, and represented approximately 40%,  41% and 42% of the segment’s total variable annuity product account values as of December 31, 2017, 2016 and 2015, respectively.  In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance SeriesSM (“AFIS”) funds.  For the Annuities segment, AFIS funds accounted for 20%,  23% and 20% of variable annuity product deposits in 2017, 2016 and 2015, respectively, and represented 47%,  47% and 48% of the segment’s total variable annuity product account values as of December 31, 2017, 2016 and 2015, respectively.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(17) million and $(10) million as of December 31, 2017 and 2016, respectively.

14.  Shares and Stockholder’s Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2017	2016	2015
Unrealized Gain (Loss) on AFS Securities
Balance as of beginning-of-year	$1,687	$934	$3,054
Unrealized holding gains (losses) arising during the year	2,872	1,549	(4,386)
Change in foreign currency exchange rate adjustment	134	(100)	(45)
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	(703)	(460)	1,293
Income tax benefit (expense)	(745)	(351)	1,095
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(40)	(155)	147
Associated amortization of DAC, VOBA, DSI and DFEL	(19)	(22)	(28)
Income tax benefit (expense)	21	62	(42)
Balance as of end-of-year	$3,283	$1,687	$934
Unrealized OTTI on AFS Securities
Balance as of beginning-of-year	$22	$19	$19
(Increases) attributable to:
Gross OTTI recognized in OCI during the year	-	(53)	(29)
Change in DAC, VOBA, DSI and DFEL	-	12	4
Income tax benefit (expense)	-	14	8
Decreases attributable to:
Changes in fair value, sales, maturities or other settlements of AFS securities	34	51	43
Change in DAC, VOBA, DSI and DFEL	(7)	(7)	(17)
Income tax benefit (expense)	(10)	(15)	(9)
Balance as of end-of-year	$39	$22	$19
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$93	$157	$127
Unrealized holding gains (losses) arising during the year	63	(175)	(185)
Change in foreign currency exchange rate adjustment	(137)	96	48
Change in DAC, VOBA, DSI and DFEL	1	2	3
Income tax benefit (expense)	26	27	46
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	31	24	(184)
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	(2)	2
Income tax benefit (expense)	(10)	(8)	64
Balance as of end-of-year	$27	$93	$157
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(20)	$(19)	$(21)
Adjustment arising during the year	(4)	(2)	3
Income tax benefit (expense)	2	1	(1)
Balance as of end-of-year	$(22)	$(20)	$(19)

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2017	2016	2015
Unrealized Gain (Loss) on AFS Securities
Gross reclassification	$(40)	$(155)	$147	Total realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	(19)	(22)	(28)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	(59)	(177)	119	operations before taxes
Income tax benefit (expense)	21	62	(42)	Federal income tax expense (benefit)
Reclassification, net of income tax	$(38)	$(115)	$77	Net income (loss)

Unrealized OTTI on AFS Securities
Gross reclassification	$5	$3	$2	Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	(1)	-	-	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	4	3	2	operations before taxes
Income tax benefit (expense)	(1)	-	-	Federal income tax expense (benefit)
Reclassification, net of income tax	$3	$3	$2	Net income (loss)

Unrealized Gain (Loss) on Derivative Instruments
Gross reclassifications:
Interest rate contracts	$4	$5	$(190)	Net investment income
Interest rate contracts	-	1	-	Total realized gain (loss)
Foreign currency contracts	18	11	6	Net investment income
Foreign currency contracts	9	7	-	Total realized gain (loss)
Total gross reclassifications	31	24	(184)
Associated amortization of DAC,
VOBA, DSI and DFEL	(2)	(2)	2	Commissions and other expenses
Reclassifications before income				Income (loss) from continuing
tax benefit (expense)	29	22	(182)	operations before taxes
Income tax benefit (expense)	(10)	(8)	64	Federal income tax expense (benefit)
Reclassifications, net of income tax	$19	$14	$(118)	Net income (loss)

15.  Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Total realized gain (loss) related to certain investments (1)	$(71)	$(241)	$(83)
Realized gain (loss) on the mark-to-market on certain instruments (2)	(155)	(66)	123
Indexed annuity and IUL contracts net derivatives results: (3)
Gross gain (loss)	(22)	(1)	(78)
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	(4)	14
GLB fees ceded to LNBAR and attributed fees:
Gross gain (loss)	(174)	(166)	(161)
Associated amortization of DAC, VOBA, DSI and DFEL	(32)	(32)	(34)
Realized gain (loss) on sale of subsidiaries/businesses (4)	-	-	(3)
Total realized gain (loss)	$(456)	$(510)	$(222)

(1)	See “Realized Gain (Loss) Related to Certain Investments” section in Note 5.
(2)

Represents changes in the fair values of certain derivative investments (not including those associated with our variable and indexed annuity and IUL contracts net derivatives results), reinsurance related embedded derivatives and trading securities.

(3)

Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

(4)	See “Lincoln Financial Media Company” in Note 3.

16.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2017	2016	2015
Commissions	$1,998	$1,927	$2,082
General and administrative expenses	1,715	1,623	1,683
Expenses associated with reserve financing and unrelated LOCs	57	40	32
DAC and VOBA deferrals and interest, net of amortization	(390)	(170)	(292)
Broker-dealer expenses	329	320	329
Specifically identifiable intangible asset amortization	4	4	4
Media expenses	-	-	28
Taxes, licenses and fees	254	261	243
Total	$3,967	$4,005	$4,109

17.  Retirement and Deferred Compensation Plans

Defined Benefit Pension and Other Postretirement Benefit Plans

We maintain defined benefit pension plans in which certain agents are participants.  These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits.  We comply with applicable minimum funding requirements and do not expect to be required to make any contributions to these pension plans in 2018.  We sponsor other postretirement benefit plans that provide health care and life insurance to certain retired agents.  Total net periodic cost (recovery) for these plans was $5 million,  $3 million and $3 million during 2017, 2016 and 2015, respectively.  In 2018, we expect to make benefit payments of approximately $11 million for these plans.

Information (in millions) with respect to these plans was as follows:

	As of or For the Years Ended December 31,
	2017	2016	2017	2016

			Other Postretirement
	Pension Plans		Benefit Plans
Fair value of plan assets	$111	$117	$7	$7
Projected benefit obligation	119	117	12	11
Funded status	$(8)	$-	$(5)	$(4)

Amounts Recognized on the
Consolidated Balance Sheets
Other assets	$-	$2	$-	$-
Other liabilities	(8)	(2)	(5)	(4)
Net amount recognized	$(8)	$-	$(5)	$(4)

Weighted-Average Assumptions
Benefit obligations:
Weighted-average discount rate	4.00%	4.50%	4.00%	4.50%
Net periodic benefit cost:
Weighted-average discount rate	4.50%	4.50%	4.50%	4.50%
Expected return on plan assets	4.75%	5.50%	6.50%	6.50%

The weighted average discount rate was determined based on a corporate yield curve as of December 31, 2017, and projected benefit obligation cash flows.  The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans’ target plan allocation.  We reevaluate these assumptions each plan year.

The following summarizes our fair value measurements of our benefit plans’ assets (in millions) on a recurring basis by asset category:

	As of December 31,
	2017	2016

Fixed maturity securities:
Corporate bonds	$1	$21
U.S. government bonds	105	93
U.S. government mortgage-backed
securities	3	-
Cash and invested cash	2	2
Other investments	7	8
Total	$118	$124

See “Fair Value Measurement” in Note 1 for discussion on how we categorize our pension plans’ assets into the three-level fair value hierarchy.  See “Financial Instruments Carried at Fair Value” in Note 20 for a summary of our fair value measurement of our pension plans’ assets by the three-level fair value hierarchy.

Participation in Defined Benefit Pension and Other Postretirement Benefit Plans

We participate in defined benefit pension plans that are sponsored by LNC for certain employees and non-employee directors.  These defined benefit pension plans are closed to new entrants, and existing participants do not accrue any additional benefits.  We also participate in other postretirement benefit plans sponsored by LNC that provide health care and life insurance to certain retired employees.  Our expense for these plans was $7 million, $9 million and $30 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Defined Contribution Plans

We sponsor tax-qualified defined contribution plans for eligible agents that are administered in accordance with the plan documents and various limitations under section 401(a) of the Internal Revenue Code of 1986.  We also participate in defined contribution plans sponsored by LNC for eligible employees.  Our expense for these plans was $85  million,  $83  million and $79  million, for the years ended December 31, 2017, 2016 and 2015, respectively.

Deferred Compensation Plans

We sponsor non-qualified, unfunded, deferred compensation plans for certain current and former agents.  Certain current employees participate in non-qualified, unfunded, deferred compensation plans sponsored by LNC.  The results of certain notional investment options within some of the plans are hedged by total return swaps.    Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options.  Participants of certain plans are able to select LNC stock as a notional investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans.  Our expense for these plans was $27  million, $22  million and $12 million for the years ended December 31, 2017, 2016 and 2015, respectively.    For further discussion of total return swaps related to our deferred compensation plans, see Note 6.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2017	2016
Total liabilities (1)	$517	$440
Investments dedicated to fund liabilities (2)	182	159

(1)	Reported in other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other assets on our Consolidated Balance Sheets.

18.  Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to service-vested shares), stock appreciation rights (“SARs”) and restricted stock units (“RSUs”).  LNC issues new shares to satisfy option exercises.

Total compensation expense (in millions) by award type for all of our stock-based incentive plans was as follows:

	For the Years Ended December 31,
	2017	2016	2015
Stock options	$9	$9	$7
Performance shares	12	10	11
SARs	2	3	-
RSUs	24	22	21
Total	$47	$44	$39

Recognized tax benefit	$16	$15	$14

19.  Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our states of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to the LNC holding company amounts (in millions) below consist of all or a combination of the following entities:  LNL, Lincoln Reinsurance Company of South Carolina, LLANY, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont III, Lincoln Reinsurance Company of Vermont IV, Lincoln Reinsurance Company of Vermont V, Lincoln Reinsurance Company of Vermont VI and Lincoln Reinsurance Company of Vermont VII.

	As of December 31,
	2017	2016
U.S. capital and surplus	$8,074	$8,017

	For the Years Ended December 31,
	2017	2016	2015
U.S. net gain (loss) from operations, after-tax	$1,312	$1,088	$583
U.S. net income (loss)	1,452	982	786
U.S. dividends to LNC holding company	954	950	1,121

Comparison of 2017 to 2016

Statutory net income (loss) increased due primarily to higher dividends from affiliates, higher realized gains on investments and increased other revenue, partially offset by unfavorable reserve strain on certain products.

Comparison of 2016 to 2015

Statutory net income (loss) increased due primarily to changes in estimate on reserves for certain products and gains related to reinsurance transactions, partially offset by lower realized gains on investments.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method (“CARVM”) in the calculation of reserves as prescribed by the state of New York, the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, and the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York.  The Vermont reinsurance subsidiaries also have certain accounting practices permitted by the state of Vermont that differ from those found in NAIC SAP.  One permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under a LOC and the value of the Valuation of Life Insurance Policies Model Regulation (“XXX”) additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2017 and 2016.  Another permitted practice involves the acquisition of an LLC note in exchange for a variable value surplus note that is recognized as an admitted asset and a form of surplus as of December 31, 2017.  Lastly, the state of Vermont has permitted a practice to account for certain excess of loss reinsurance treaties with unaffiliated reinsurers as an asset and form of surplus as of December 31, 2017.  These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of Actuarial Guideline 48 (“AG48”).

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2017	2016
State Prescribed Practices
Calculation of reserves using the Indiana universal life method	$54	$79
Conservative valuation rate on certain annuities	(50)	(49)
Vermont Subsidiaries Permitted Practices (1)
Lesser of LOC and XXX additional reserve as surplus	1,965	2,855
LLC notes and variable value surplus notes	1,585	-
Excess of loss reinsurance treaties	185	-

(1)	These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of AG48.

During the third quarter of 2013, the New York State Department of Financial Services announced that it would not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees.  The change, which was effective as of December 31, 2013, impacts our New York-domiciled insurance subsidiary, LLANY.  Although LLANY discontinued the sale of these products in early 2013, the change affected those policies previously sold.  We began phasing in the increase in reserves in 2013 at $90 million per year over five years.  As of December 31, 2017, we completed the phased in increase in reserves over five years, for a total of $450 million.

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC.  The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2017, the Company’s RBC ratio was nearly five times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company.  Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Commissioner, only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation.  The current statutory limitation is the greater of 10% of the insurer’s contract holders’ surplus, as shown on its last annual statement on file with the Commissioner or the insurer’s statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus.  Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits.  LNL’s subsidiary, LLANY, a New York domiciled insurance company, is bound by similar restrictions, under New York law, with the applicable statutory limitation on dividends equal to the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We expect that we could pay dividends of approximately $1.2 billion in 2018 without prior approval from the respective state commissioners.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

20.  Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2017		As of December 31, 2016
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
AFS securities:
Fixed maturity securities	$93,340	$93,340	$87,866	$87,866
VIEs’ fixed maturity securities	-	-	200	200
Equity securities	246	246	275	275
Trading securities	1,533	1,533	1,624	1,624
Mortgage loans on real estate	10,662	10,773	9,761	9,719
Derivative investments (1)	845	845	900	900
Other investments	2,006	2,006	2,034	2,034
Cash and invested cash	947	947	2,057	2,057
Reinsurance related embedded derivatives	-	-	58	58
Other assets:
GLB direct embedded derivatives	903	903	-	-
GLB ceded embedded derivatives	51	51	371	371
Indexed annuity ceded embedded derivatives	11	11	-	-
Separate account assets	144,219	144,219	128,397	128,397

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(1,418)	(1,418)	(1,139)	(1,139)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(592)	(592)	(629)	(629)
Account values of certain investment contracts	(32,332)	(36,161)	(31,475)	(35,647)
Short-term debt	(10)	(10)	(280)	(280)
Long-term debt	(2,374)	(2,677)	(2,549)	(2,739)
Reinsurance related embedded derivatives	(51)	(51)	-	-
Other liabilities:
Derivative liabilities (1)	(455)	(455)	(738)	(738)
GLB direct embedded derivatives	-	-	(371)	(371)
GLB ceded embedded derivatives	(954)	(954)	-	-

Benefit Plans’ Assets (2)	118	118	124	124

(1)	We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.
(2)	Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 17 for information regarding our benefit plans.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.  Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments approximates fair value.  Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs.  The inputs used to measure the fair value of our LPs and other privately held investments are classified as Level 3 within the fair value hierarchy.  Other investments also includes securities that are not LPs or other privately held investments and the inputs used to measure the fair value of these securities are classified as Level 1 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2017 and 2016, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is based on quoted market prices.  The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2017 or 2016, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

	As of December 31, 2017
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$75,810	$5,350	$81,160
ABS	-	927	26	953
U.S. government bonds	522	6	5	533
Foreign government bonds	-	336	110	446
RMBS	-	3,246	12	3,258
CMBS	-	593	6	599
CLOs	-	717	91	808
State and municipal bonds	-	4,959	-	4,959
Hybrid and redeemable preferred securities	70	478	76	624
Equity AFS securities	28	57	161	246
Trading securities	73	1,411	49	1,533
Derivative investments (1)	-	740	603	1,343
Cash and invested cash	-	947	-	947
Other assets:
GLB direct embedded derivatives	-	-	903	903
GLB ceded embedded derivatives	-	-	51	51
Indexed annuity ceded embedded derivatives	-	-	11	11
Separate account assets	814	143,405	-	144,219
Total assets	$1,507	$233,632	$7,454	$242,593

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,418)	$(1,418)
Reinsurance related embedded derivatives	-	(51)	-	(51)
Other liabilities:
Derivative liabilities (1)	-	(380)	(573)	(953)
GLB ceded embedded derivatives	-	-	(954)	(954)
Total liabilities	$-	$(431)	$(2,945)	$(3,376)

Benefit Plans’ Assets	$-	$118	$-	$118

	As of December 31, 2016
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$71,554	$4,809	$76,363
ABS	-	1,021	33	1,054
U.S. government bonds	366	11	-	377
Foreign government bonds	-	390	111	501
RMBS	-	3,394	3	3,397
CMBS	-	339	7	346
CLOs	-	676	68	744
State and municipal bonds	-	4,495	-	4,495
Hybrid and redeemable preferred securities	60	453	76	589
VIEs’ fixed maturity securities	-	200	-	200
Equity AFS securities	17	81	177	275
Trading securities	102	1,457	65	1,624
Derivative investments (1)	-	1,148	599	1,747
Cash and invested cash	-	2,057	-	2,057
Reinsurance related embedded derivatives	-	58	-	58
Other assets – GLB ceded embedded derivatives	-	-	371	371
Separate account assets	813	127,584	-	128,397
Total assets	$1,358	$214,918	$6,319	$222,595

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,139)	$(1,139)
Other liabilities:
Derivative liabilities (1)	-	(893)	(692)	(1,585)
GLB direct embedded derivatives	-	-	(371)	(371)
Total liabilities	$-	$(893)	$(2,202)	$(3,095)

Benefit Plans’ Assets	$-	$124	$-	$124

(1)	Derivative investment assets and liabilities presented within the fair value hierarchy are presented on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2017
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (3)
Fixed maturity AFS securities:
Corporate bonds	$4,809	$17	$199	$(45)	$370	$5,350
ABS	33	-	-	-	(7)	26
U.S. government bonds	-	-	-	-	5	5
Foreign government bonds	111	-	(1)	-	-	110
RMBS	3	-	-	19	(10)	12
CMBS	7	-	1	54	(56)	6
CLOs	68	-	-	124	(101)	91
State and municipal bonds	-	(1)	-	-	1	-
Hybrid and redeemable
preferred securities	76	-	14	-	(14)	76
Equity AFS securities	177	1	(3)	(13)	(1)	161
Trading securities	65	3	8	(26)	(1)	49
Derivative investments	(93)	(27)	127	23	-	30
Other assets: (4)
GLB direct embedded derivatives	-	903	-	-	-	903
GLB ceded embedded derivatives	371	(320)	-	-	-	51
Indexed annuity ceded embedded derivatives	-	-	-	11	-	11
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (4)	(1,139)	(400)	-	121	-	(1,418)
Other liabilities: (4)
GLB direct embedded derivatives	(371)	371	-	-	-	-
GLB ceded embedded derivatives	-	(954)	-	-	-	(954)
Total, net	$4,117	$(407)	$345	$268	$186	$4,509

	For the Year Ended December 31, 2016
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (3)
Fixed maturity AFS securities:
Corporate bonds	$4,273	$4	$(29)	$159	$402	$4,809
ABS	45	-	(1)	14	(25)	33
U.S. government bonds	-	-	-	(2)	2	-
Foreign government bonds	111	-	-	-	-	111
RMBS	1	-	-	54	(52)	3
CMBS	10	2	(1)	27	(31)	7
CLOs	551	-	-	138	(621)	68
Hybrid and redeemable
preferred securities	94	-	(3)	(15)	-	76
Equity AFS securities	164	5	(4)	12	-	177
Trading securities	73	3	-	6	(17)	65
Derivative investments	555	(483)	(1)	(164)	-	(93)
Other assets – GLB ceded embedded derivatives (4)	952	(581)	-	-	-	371
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (4)	(1,100)	(120)	-	81	-	(1,139)
VIEs’ liabilities – derivative instruments (5)	(4)	4	-	-	-	-
Other liabilities:
Credit default swaps (5)	(9)	(6)	-	15	-	-
GLB direct embedded derivatives (4)	(952)	581	-	-	-	(371)
Total, net	$4,764	$(591)	$(39)	$325	$(342)	$4,117

	For the Year Ended December 31, 2015
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (3)
Fixed maturity AFS securities:
Corporate bonds	$4,052	$4	$(138)	$298	$57	$4,273
ABS	33	-	-	12	-	45
Foreign government bonds	110	-	1	-	-	111
RMBS	1	3	-	(3)	-	1
CMBS	15	1	8	(14)	-	10
CLOs	368	-	1	194	(12)	551
Hybrid and redeemable
preferred securities	55	-	(3)	-	42	94
Equity AFS securities	157	1	4	3	(1)	164
Trading securities	73	2	(2)	-	-	73
Derivative investments	989	(90)	(41)	(303)	-	555
Other assets – GLB ceded embedded derivatives (4)	174	778	-	-	-	952
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (4)	(1,170)	(57)	-	127	-	(1,100)
VIEs’ liabilities – derivative instruments (5)	(13)	9	-	-	-	(4)
Other liabilities:
Credit default swaps (5)	(3)	(6)	-	-	-	(9)
GLB direct embedded derivatives (4)	(174)	(778)	-	-	-	(952)
Total, net	$4,667	$(133)	$(170)	$314	$86	$4,764

(1)	The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).
(2)

Transfers into or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-year.  For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(3)

Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

(4)	Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(5)	The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2017
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$850	$(448)	$(98)	$(205)	$(144)	$(45)
RMBS	19	-	-	-	-	19
CMBS	55	-	-	(1)	-	54
CLOs	124	-	-	-	-	124
Equity AFS securities	18	(31)	-	-	-	(13)
Trading securities	2	(27)	-	(1)	-	(26)
Derivative investments	197	233	(407)	-	-	23
Other assets – indexed annuity ceded
embedded derivatives	11	-	-	-	-	11
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(71)	-	-	192	-	121
Total, net	$1,205	$(273)	$(505)	$(15)	$(144)	$268

	For the Year Ended December 31, 2016
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$560	$(62)	$(23)	$(176)	$(140)	$159
ABS	15	-	-	(1)	-	14
U.S. government bonds	-	-	-	(2)	-	(2)
RMBS	54	-	-	-	-	54
CMBS	31	(1)	-	(3)	-	27
CLOs	140	-	-	(2)	-	138
Hybrid and redeemable
preferred securities	-	(15)	-	-	-	(15)
Equity AFS securities	18	(6)	-	-	-	12
Trading securities	7	-	-	(1)	-	6
Derivative investments	176	(169)	(171)	-	-	(164)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(70)	-	-	151	-	81
Other liabilities – credit default swaps	-	15	-	-	-	15
Total, net	$931	$(238)	$(194)	$(34)	$(140)	$325

	For the Year Ended December 31, 2015
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$537	$(38)	$(44)	$(117)	$(40)	$298
ABS	13	-	-	(1)	-	12
RMBS	-	(3)	-	-	-	(3)
CMBS	-	-	-	(13)	(1)	(14)
CLOs	217	-	-	(23)	-	194
Equity AFS securities	43	(40)	-	-	-	3
Trading securities	1	-	-	(1)	-	-
Derivative investments	179	(162)	(320)	-	-	(303)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(51)	-	-	178	-	127
Total, net	$939	$(243)	$(364)	$23	$(41)	$314

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2017	2016	2015
Derivative investments	$(266)	$(432)	$(102)
Embedded derivatives:
Indexed annuity and IUL contracts	(14)	(16)	(84)
Other assets – GLB ceded	1,904	1,122	(244)
Other liabilities – GLB direct	(1,904)	(1,122)	244
VIEs’ liabilities – derivative instruments	-	4	9
Credit default swaps	-	-	(6)
Total, net (1)	$(280)	$(444)	$(183)

(1)	Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2017
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$458	$(88)	$370
ABS	14	(21)	(7)
U.S. government bonds	5	-	5
RMBS	-	(10)	(10)
CMBS	3	(59)	(56)
CLOs	30	(131)	(101)
State and municipal bonds	2	(1)	1
Hybrid and redeemable preferred
securities	-	(14)	(14)
Equity AFS securities	-	(1)	(1)
Trading securities	4	(5)	(1)
Total, net	$516	$(330)	$186

	For the Year Ended December 31, 2016
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$605	$(203)	$402
ABS	3	(28)	(25)
U.S. government bonds	9	(7)	2
RMBS	2	(54)	(52)
CMBS	-	(31)	(31)
CLOs	-	(621)	(621)
Trading securities	1	(18)	(17)
Total, net	$620	$(962)	$(342)

	For the Year Ended December 31, 2015
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$224	$(167)	$57
Foreign government bonds	4	(4)	-
CLOs	4	(16)	(12)
Hybrid and redeemable preferred securities	47	(5)	42
Equity AFS securities	-	(1)	(1)
Trading securities	4	(4)	-
Total, net	$283	$(197)	$86

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors.  For the years ended December 31, 2017, 2016 and 2015, transfers in and out of Level 3 were attributable primarily to the securities’ observable market information no longer being available or becoming available.  Transfers into and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period.  When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result.  When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result.  For the years ended December 31, 2017 and 2016, the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.  For the year ended December 31, 2015, the transfers from Level 2 to Level 1 of the fair value hierarchy were $172 million for our financial instruments carried at fair value which was attributable to quoted market prices becoming available.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2017:

	Fair	Valuation	Significant	Assumption or
	Value	Technique	Unobservable Inputs	Input Ranges
Assets
Investments:
Fixed maturity AFS and trading
securities:
Corporate bonds	$2,395	Discounted cash flow	Liquidity/duration adjustment (1)	0.5%	-	21.0%
ABS	24	Discounted cash flow	Liquidity/duration adjustment (1)	3.0%	-	3.0%
Foreign government bonds	78	Discounted cash flow	Liquidity/duration adjustment (1)	1.7%	-	3.4%
Hybrid and redeemable
preferred securities	4	Discounted cash flow	Liquidity/duration adjustment (1)	1.8%	-	1.8%
Equity AFS securities	22	Discounted cash flow	Liquidity/duration adjustment (1)	4.5%	-	4.9%
Other assets:
GLB direct and ceded
embedded derivatives	954	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.01%	-	0.25%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%

Indexed annuity ceded
embedded derivatives	11	Discounted cash flow	Lapse rate (2)	1%	-	9%
			Mortality rate (6)			(8)
Liabilities
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives	$(1,418)	Discounted cash flow	Lapse rate (2)	1%	-	9%
			Mortality rate (6)			(8)
Other liabilities – GLB ceded
embedded derivatives	(954)	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.01%	-	0.25%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%

(1)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(2)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(3)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(5)	The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.

(8)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments – An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
•

Indexed annuity and IUL contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.

•

GLB embedded derivatives – Assuming our GLB direct embedded derivatives are in a liability position: an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see “Summary of Significant Accounting Policies” above.

21.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), IUL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers principally group non-medical insurance products, including term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of contributory and non-contributory plans.  Its products are marketed primarily through a national distribution system of regional group offices.  These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to our excess capital; investments in media properties (see Note 3 for more information) and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off institutional pension business, the majority of which was sold on a group annuity basis; debt costs; and strategic digitization expense.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪	Sales or disposals and impairments of securities;
▪	Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities;
▪	GLB rider fees ceded to LNBAR;
▪	The net valuation premium of the GLB attributed rider fees; and
▪

Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value;

•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations;
•	Acquisition and integration costs related to mergers and acquisitions; and
•	Income (loss) from the initial adoption of new accounting standards, regulations, and policy changes including the net impact from the Tax Cuts and Jobs Act.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35%, where applicable, while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.  Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

	For the Years Ended December 31,
	2017	2016	2015
Revenues
Operating revenues:
Annuities	$4,034	$3,710	$3,815
Retirement Plan Services	1,152	1,092	1,090
Life Insurance	6,128	5,798	5,484
Group Protection	2,200	2,129	2,356
Other Operations	263	301	335
Excluded realized gain (loss), pre-tax	(630)	(690)	(400)
Amortization of deferred gain arising from reserve changes on business
sold through reinsurance, pre-tax	1	3	3
Total revenues	$13,148	$12,343	$12,683

	For the Years Ended December 31,
	2017	2016	2015
Net Income (Loss)
Income (loss) from operations:
Annuities	$1,072	$971	$1,032
Retirement Plan Services	142	121	134
Life Insurance	522	464	296
Group Protection	103	65	42
Other Operations	(30)	-	(73)
Excluded realized gain (loss), after-tax	(409)	(450)	(260)
Gain (loss) on early extinguishment of debt, after-tax	(3)	-	-
Income (loss) from reserve changes (net of related amortization)
on business sold through reinsurance, after-tax	-	2	2
Net impact from the Tax Cuts and Jobs Act	1,526	-	-
Impairment of intangibles, after-tax	(905)	-	-
Net income (loss)	$2,018	$1,173	$1,173

	For the Years Ended December 31,
	2017	2016	2015
Net Investment Income
Annuities	$982	$983	$977
Retirement Plan Services	893	855	842
Life Insurance	2,496	2,403	2,390
Group Protection	167	176	183
Other Operations	222	214	219
Total net investment income	$4,760	$4,631	$4,611

	For the Years Ended December 31,
	2017	2016	2015
Amortization of DAC and VOBA, Net of Interest
Annuities	$402	$310	$284
Retirement Plan Services	26	27	29
Life Insurance	455	709	806
Group Protection	79	126	80
Total amortization of DAC and VOBA, net of interest	$962	$1,172	$1,199

	For the Years Ended December 31,
	2017	2016	2015
Federal Income Tax Expense (Benefit)
Annuities	$198	$261	$281
Retirement Plan Services	50	43	46
Life Insurance	236	210	118
Group Protection	55	35	23
Other Operations	(78)	(42)	(33)
Excluded realized gain (loss)	(220)	(241)	(141)
Gain (loss) on early extinguishment of debt	(2)	-	-
Reserve changes (net of related amortization)
on business sold through reinsurance	-	1	1
Net impact from the Tax Cuts and Jobs Act	(1,526)	-	-
Total federal income tax expense (benefit)	$(1,287)	$267	$295

	As of December 31,
	2017	2016
Assets
Annuities	$144,035	$132,956
Retirement Plan Services	37,077	34,346
Life Insurance	81,565	75,868
Group Protection	4,033	4,007
Other Operations	15,162	14,874
Total assets	$281,872	$262,051

22.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2017	2016	2015
Interest paid	$123	$91	$106
Income taxes paid (received)	215	121	125
Significant non-cash investing and financing transactions:
Acquisition of note receivable from affiliate	74	42	54
Other assets received in our financing transaction	-	-	252
Exchange of surplus note for promissory note with affiliate:
Carrying value of asset	109	124	123
Carrying value of liability	(109)	(124)	(123)
Net asset (liability) from exchange	$-	$-	$-

23.  Quarterly Results of Operations (Unaudited)

The unaudited quarterly results of operations (in millions) were as follows:

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31, (1)
2017
Total revenues	$3,229	$3,237	$3,269	$3,413
Total expenses	2,881	2,840	2,809	3,887
Net income (loss)	349	321	385	963

2016
Total revenues	$2,885	$2,930	$3,181	$3,347
Total expenses	2,781	2,677	2,739	2,706
Net income (loss)	125	219	359	470

(1)Fourth quarter 2017 results include a goodwill impairment charge and the impacts of remeasuring our existing deferred tax balances for the impact of the Tax Act as disclosed elsewhere herein.

24.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Balance Sheets:

	As of December 31,
	2017	2016
Assets with affiliates:
Accrued inter-company interest receivable	$8	$8	Accrued investment income
Bonds	1,444	1,611	Fixed maturity AFS securities
Limited partnerships	(66)	-	Other investments
Ceded reinsurance contracts	(188)	(191)	Deferred acquisition costs and value of
			business acquired
Ceded reinsurance contracts	2,152	2,148	Reinsurance recoverables
Ceded reinsurance contracts	8	112	Reinsurance related embedded derivatives
Ceded reinsurance contracts	39	207	Other assets
Cash management agreement	441	164	Other assets
Service agreement receivable	15	27	Other assets

Liabilities with affiliates:
Accrued inter-company interest payable	29	26	Other liabilities
Assumed reinsurance contracts	32	31	Future contract benefits
Assumed reinsurance contracts	400	403	Other contract holder funds
Service agreement payable	8	34	Other liabilities
Ceded reinsurance contracts	(47)	(47)	Other contract holder funds
Ceded reinsurance contracts	2,587	2,851	Funds withheld reinsurance liabilities
Ceded reinsurance contracts	(166)	(171)	Deferred gain on business sold
			through reinsurance
Ceded reinsurance contracts	984	84	Other liabilities
Inter-company short-term debt	10	280	Short-term debt
Inter-company long-term debt	2,374	2,549	Long-term debt

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended
	December 31,
	2017	2016	2015
Revenues with affiliates:
Premiums received on assumed (paid on ceded)	$(393)	$(389)	$(411)	Insurance premiums
reinsurance contracts
Net investment income on inter-company notes	42	38	31	Net investment income
Fees for management of general account	(100)	(117)	(109)	Net investment income
Net investment income on ceded funds withheld treaties	(84)	(69)	(62)	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	(1,055)	(516)	664	Realized gain (loss)
Reinsurance related settlements	951	488	(881)	Realized gain (loss)
Other gains (losses)	(150)	(93)	157	Realized gain (loss)
Amortization of deferred gain on reinsurance contracts	(5)	(5)	(5)	Amortization of deferred gain
				on business sold through
				reinsurance
Benefits and expenses with affiliates:
Reinsurance (recoveries) benefits on ceded reinsurance	(299)	(424)	(478)	Benefits
Ceded reinsurance contracts	(12)	(14)	(15)	Commissions and other
				expenses
Service agreement payments	3	76	42	Commissions and other
				expenses
Interest expense on inter-company debt	120	111	102	Interest and debt expense
Interest credited on assumed reinsurance contracts	67	61	59	Interest credited

Bonds

LNC issues bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs.  The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs.  The borrowing and lending limit is currently 3% of our admitted assets as of December 31, 2017.

Service Agreement

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies: headcount, capital, investments by product, assets under management, weighted policies in force and sales.

Ceded Reinsurance Contracts

As discussed in Note 9, we cede insurance contracts to and assume insurance contracts from LNBAR.  We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR.  As discussed in Note 6, we cede the GLB reserves embedded derivatives and the related hedge results to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies.  To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of LOCs aggregating to $610 million and $320 million as of December 31, 2017 and 2016, respectively.  The LOCs are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.

25.  Subsequent Events

On January 19, 2018, LNL and, for the limited purposes set forth therein, LNC, entered into a Master Transaction Agreement (the “Master Transaction Agreement”) with Liberty Mutual Insurance Company (“LMIC”), Liberty Mutual Fire Insurance Company (collectively with LMIC, “Sellers”), for the limited purposes set forth therein, Liberty Mutual Group Inc. (“Liberty”), Protective Life Insurance Company (“Reinsurer”), and for the limited purposes set forth therein, Protective Life Corporation, to acquire all of the issued and outstanding capital stock of Liberty Life Assurance Company of Boston (“Liberty Life”), which currently operates Liberty’s Group Benefits Business (the “Liberty Group Business”) and Individual Life and Annuity Business (the “Liberty Life Business”), for cash consideration of approximately $3.3 billion (the “Liberty Transaction”).

The consideration includes approximately $1.4 billion total net investment for the Liberty Group Business, including a purchase price of $1.0 billion and $425 million in required capital.  The remaining components of the payment to Sellers include $410 million of individual life and annuity value paid by Reinsurer, $1.2 billion associated with excess capital in Liberty Life and $211 million of tax items.

Additionally, pursuant to the Master Transaction Agreement, Liberty Life and Reinsurer agreed to enter into a reinsurance agreement (the “Reinsurance Agreement”) and related ancillary documents at the closing of the Liberty Transaction.  On the terms and subject to the conditions of the Reinsurance Agreement, Liberty Life will cede to Reinsurer, effective as of the closing of the Liberty Transaction, the insurance policies relating to the Liberty Life Business.  The aggregate statutory reserves of Liberty Life to be ceded to Reinsurer as of the closing of the Liberty Transaction are expected to be approximately $13 billion.  To support its obligations under the Reinsurance Agreement, Reinsurer will establish a trust account for the benefit of LNL.

The Liberty Transaction is subject to the satisfaction or waiver of customary closing conditions, including regulatory approvals and the execution of the Reinsurance Agreement and related ancillary documents.  LNL expects the Liberty Transaction to be completed in the second quarter of 2018, pending regulatory approvals and other customary closing conditions.  We have requested regulatory approval for the Liberty Transaction and expect to receive such approval in due course.

Lincoln Life Flexible Premium Variable Life Account S

Lincoln Life Flexible Premium Variable Life Account S

Statements of assets and liabilities

December 31, 2017

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
AB VPS Global Thematic Growth Portfolio - Class A	$980,415	$214	$980,629	$—	$5	$980,624
AB VPS Growth and Income Portfolio - Class A	2,100,313	327	2,100,640	—	11	2,100,629
AB VPS International Value Portfolio - Class A	1,398,747	475	1,399,222	—	1	1,399,221
AB VPS Large Cap Growth Portfolio - Class A	1,784,927	—	1,784,927	—	15	1,784,912
AB VPS Small/Mid Cap Value Portfolio - Class A	19,511,979	—	19,511,979	167,798	55	19,344,126
American Century VP Income & Growth Fund - Class I	5,553,828	—	5,553,828	—	88	5,553,740
American Century VP Inflation Protection Fund - Class II	16,514,481	—	16,514,481	1,112	44	16,513,325
American Century VP International Fund - Class I	1,879,803	67	1,879,870	—	19	1,879,851
American Century VP Mid Cap Value - Class I	421,626	—	421,626	—	—	421,626
American Funds Bond Fund - Class 2	118,843	320	119,163	—	—	119,163
American Funds Capital Income Builder® - Class 2	166,785	80	166,865	—	—	166,865
American Funds Global Growth Fund - Class 2	28,102,705	—	28,102,705	309,741	61	27,792,903
American Funds Global Small Capitalization Fund - Class 2	7,540,448	—	7,540,448	78,390	27	7,462,031
American Funds Growth Fund - Class 2	50,579,994	6,826	50,586,820	—	308	50,586,512
American Funds Growth-Income Fund - Class 2	16,066,690	1,938	16,068,628	—	111	16,068,517
American Funds High-Income Bond Fund - Class 2	8,996,633	—	8,996,633	4,121	91	8,992,421
American Funds International Fund - Class 2	100,211,115	—	100,211,115	354,172	378	99,856,565
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	4,929,338	—	4,929,338	119,175	42	4,810,121
BlackRock Equity Dividend V.I. Fund - Class I	987,028	—	987,028	200	—	986,828
BlackRock Global Allocation V.I. Fund - Class I	12,761,154	—	12,761,154	270,625	7	12,490,522
ClearBridge Variable Aggressive Growth Portfolio - Class I	116,097	576	116,673	—	1	116,672
ClearBridge Variable Mid Cap Portfolio - Class I	943,227	—	943,227	3,870	4	939,353
ClearBridge Variable Small Cap Growth Portfolio - Class I	2,280,545	1,724	2,282,269	—	8	2,282,261
Delaware VIP® Diversified Income Series - Standard Class	52,623,861	—	52,623,861	6,194	97	52,617,570
Delaware VIP® Emerging Markets Series - Standard Class	56,810,654	—	56,810,654	363,312	123	56,447,219
Delaware VIP® High Yield Series - Standard Class	11,353,130	582	11,353,712	—	114	11,353,598
Delaware VIP® International Value Equity Series - Standard Class	405,278	—	405,278	—	7	405,271
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	9,010,635	—	9,010,635	13,646	65	8,996,924
Delaware VIP® REIT Series - Standard Class	30,192,618	—	30,192,618	146,274	135	30,046,209
Delaware VIP® Small Cap Value Series - Standard Class	58,499,979	—	58,499,979	218,581	230	58,281,168
Delaware VIP® Smid Cap Core Series - Standard Class	26,224,469	—	26,224,469	361,065	73	25,863,331
Delaware VIP® U.S. Growth Series - Standard Class	4,665,153	—	4,665,153	9,687	11	4,655,455
Delaware VIP® Value Series - Standard Class	76,218,407	—	76,218,407	1,035,567	164	75,182,676
Deutsche Alternative Asset Allocation VIP Portfolio - Class A	1,441,034	215	1,441,249	—	—	1,441,249

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account S

Statements of assets and liabilities (continued)

December 31, 2017

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
Deutsche Equity 500 Index VIP Portfolio - Class A	$172,285,496	$453,816	$172,739,312	$—	$2,112	$172,737,200
Deutsche Small Cap Index VIP Portfolio - Class A	113,678,966	619	113,679,585	—	1,405	113,678,180
Fidelity® VIP Asset Manager Portfolio - Service Class	1,350,088	—	1,350,088	—	21	1,350,067
Fidelity® VIP Contrafund® Portfolio - Service Class	32,245,831	—	32,245,831	85,141	225	32,160,465
Fidelity® VIP Equity-Income Portfolio - Service Class	1,665,041	—	1,665,041	—	21	1,665,020
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	20,538,685	—	20,538,685	553,386	20	19,985,279
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	18,038,737	—	18,038,737	261,290	26	17,777,421
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	13,473,357	—	13,473,357	61,112	8	13,412,237
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	2,706,075	—	2,706,075	27,623	3	2,678,449
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	3,417,905	—	3,417,905	547,151	9	2,870,745
Fidelity® VIP Growth Portfolio - Service Class	8,840,544	19,434	8,859,978	—	101	8,859,877
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	8,043,027	—	8,043,027	23,482	—	8,019,545
Fidelity® VIP Mid Cap Portfolio - Service Class	37,916,620	—	37,916,620	563,591	82	37,352,947
Fidelity® VIP Overseas Portfolio - Service Class	2,754,676	—	2,754,676	13,361	9	2,741,306
Franklin Income VIP Fund - Class 1	17,604,552	437	17,604,989	—	23	17,604,966
Franklin Mutual Shares VIP Fund - Class 1	3,922,876	217	3,923,093	—	18	3,923,075
Franklin Rising Dividends VIP Fund - Class 1	863,907	—	863,907	110,001	—	753,906
Franklin Small Cap Value VIP Fund - Class 2	1,454,308	—	1,454,308	3,500	6	1,450,802
Franklin Small-Mid Cap Growth VIP Fund - Class 1	857,347	984	858,331	—	3	858,328
Franklin Small-Mid Cap Growth VIP Fund - Class 2	249,706	—	249,706	—	4	249,702
Franklin U.S. Government Securities VIP Fund - Class 1	6,397,190	—	6,397,190	281,409	—	6,115,781
Goldman Sachs VIT Global Trends Allocation Fund - Service Shares	72,365,940	—	72,365,940	—	1,191	72,364,749
Goldman Sachs VIT Mid Cap Value Fund - Service Shares	5,782,544	—	5,782,544	22,346	11	5,760,187
Invesco V.I. Comstock Fund - Series I Shares	18,841	48	18,889	—	—	18,889
Invesco V.I. Growth and Income Fund - Series I Shares	2,099,706	—	2,099,706	56,525	—	2,043,181
Janus Henderson Balanced Portfolio - Institutional Shares	3,266,188	—	3,266,188	—	54	3,266,134
Janus Henderson Balanced Portfolio - Service Shares	4,718,352	58	4,718,410	—	65	4,718,345
Janus Henderson Enterprise Portfolio - Institutional Shares	6,970,559	—	6,970,559	—	115	6,970,444
Janus Henderson Enterprise Portfolio - Service Shares	9,747,329	102	9,747,431	—	150	9,747,281
Janus Henderson Flexible Bond Portfolio - Institutional Shares	327,390	—	327,390	—	5	327,385

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account S

Statements of assets and liabilities (continued)

December 31, 2017

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
Janus Henderson Flexible Bond Portfolio - Service Shares	$3,553,349	$257	$3,553,606	$—	$51	$3,553,555
Janus Henderson Global Research Portfolio - Institutional Shares	527,291	—	527,291	—	9	527,282
Janus Henderson Global Research Portfolio - Service Shares	314,637	—	314,637	—	5	314,632
Janus Henderson Global Technology Portfolio - Service Shares	238,729	—	238,729	—	4	238,725
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	2,304,395	4,755	2,309,150	—	5	2,309,145
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	77,442	174	77,616	—	—	77,616
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	50,411	—	50,411	—	—	50,411
LVIP Baron Growth Opportunities Fund - Service Class	38,429,537	—	38,429,537	446,236	109	37,983,192
LVIP Baron Growth Opportunities Fund - Standard Class	452,157	91	452,248	—	—	452,248
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	1,971,984	—	1,971,984	—	29	1,971,955
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	11,134,270	—	11,134,270	346,043	25	10,788,202
LVIP BlackRock Multi-Asset Income Fund - Standard Class	999,312	—	999,312	—	—	999,312
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	1,795,963	6	1,795,969	—	12	1,795,957
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	1,196,274	560	1,196,834	—	1	1,196,833
LVIP Clarion Global Real Estate Fund - Standard Class	4,270,082	—	4,270,082	57,386	3	4,212,693
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class	6,835	—	6,835	—	—	6,835
LVIP Delaware Bond Fund - Standard Class	204,414,694	—	204,414,694	1,191,123	1,360	203,222,211
LVIP Delaware Diversified Floating Rate Fund - Standard Class	1,143,280	—	1,143,280	—	—	1,143,280
LVIP Delaware Social Awareness Fund - Standard Class	2,875,009	55	2,875,064	—	31	2,875,033
LVIP Delaware Special Opportunities Fund - Standard Class	22,999,937	—	22,999,937	445,160	12	22,554,765
LVIP Delaware Wealth Builder Fund - Standard Class	871,593	—	871,593	4	11	871,578
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	1,179,130	—	1,179,130	73,116	—	1,106,014
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	14,260,248	—	14,260,248	915,800	2	13,344,446
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	1,958,215	1,394	1,959,609	—	23	1,959,586
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	823,222	12	823,234	—	—	823,234
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	2,763,937	—	2,763,937	62,863	—	2,701,074
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	1,687	—	1,687	—	—	1,687

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account S

Statements of assets and liabilities (continued)

December 31, 2017

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	$6,195,985	$2,470	$6,198,455	$—	$1	$6,198,454
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	3,174,624	5,230	3,179,854	—	1	3,179,853
LVIP Global Income Fund - Standard Class	6,241,817	—	6,241,817	214,930	2	6,026,885
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	3,636,052	4,221	3,640,273	—	—	3,640,273
LVIP Goldman Sachs Income Builder Fund - Standard Class	29,278	—	29,278	—	—	29,278
LVIP Government Money Market Fund - Standard Class	117,477,872	16,559,264	134,037,136	—	375	134,036,761
LVIP JPMorgan High Yield Fund - Standard Class	26,163,214	—	26,163,214	1,027,773	68	25,135,373
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	161,489	260	161,749	—	—	161,749
LVIP Managed Risk Profile 2010 Fund - Standard Class	9,187,252	—	9,187,252	225,728	—	8,961,524
LVIP Managed Risk Profile 2020 Fund - Standard Class	34,330,260	—	34,330,260	1,362,805	—	32,967,455
LVIP Managed Risk Profile 2030 Fund - Standard Class	31,275,026	—	31,275,026	1,981,524	4	29,293,498
LVIP Managed Risk Profile 2040 Fund - Standard Class	13,295,837	—	13,295,837	719,418	4	12,576,415
LVIP Managed Risk Profile 2050 Fund - Standard Class	3,500,797	—	3,500,797	82,485	—	3,418,312
LVIP MFS International Growth Fund - Standard Class	8,684,863	3,328	8,688,191	—	35	8,688,156
LVIP MFS Value Fund - Standard Class	77,769,856	—	77,769,856	220,382	102	77,549,372
LVIP Mondrian International Value Fund - Standard Class	32,582,142	1,136	32,583,278	—	115	32,583,163
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	12,279	—	12,279	—	—	12,279
LVIP PIMCO Low Duration Bond Fund - Standard Class	565,499	47	565,546	—	—	565,546
LVIP SSGA Bond Index Fund - Standard Class	37,255,779	—	37,255,779	366,013	121	36,889,645
LVIP SSGA Conservative Index Allocation Fund - Standard Class	1,504,455	—	1,504,455	33,115	1	1,471,339
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	574,585	—	574,585	—	5	574,580
LVIP SSGA Developed International 150 Fund - Standard Class	2,969,774	—	2,969,774	8,293	3	2,961,478
LVIP SSGA Emerging Markets 100 Fund - Standard Class	2,136,819	—	2,136,819	80,409	—	2,056,410
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	1,353,987	1,667	1,355,654	—	1	1,355,653
LVIP SSGA International Index Fund - Standard Class	24,465,855	—	24,465,855	378,918	19	24,086,918
LVIP SSGA International Managed Volatility Fund - Standard Class	204,084	—	204,084	—	—	204,084
LVIP SSGA Large Cap 100 Fund - Standard Class	4,609,045	387	4,609,432	—	1	4,609,431
LVIP SSGA Mid-Cap Index Fund - Standard Class	39,307,152	—	39,307,152	405,112	96	38,901,944

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account S

Statements of assets and liabilities (continued)

December 31, 2017

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP SSGA Moderate Index Allocation Fund - Standard Class	$8,603,626	$—	$8,603,626	$151,260	$90	$8,452,276
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	199,259	240	199,499	—	—	199,499
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	776,545	—	776,545	3,917	—	772,628
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	1,893,628	—	1,893,628	—	2	1,893,626
LVIP SSGA S&P 500 Index Fund - Standard Class	341,136,459	5,131,449	346,267,908	—	2,107	346,265,801
LVIP SSGA Small-Cap Index Fund - Standard Class	45,176,864	—	45,176,864	908,732	140	44,267,992
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	5,292,095	3,516	5,295,611	—	6	5,295,605
LVIP T. Rowe Price Growth Stock Fund - Standard Class	55,505,578	—	55,505,578	465,799	49	55,039,730
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	31,586,979	—	31,586,979	746,310	54	30,840,615
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	11,817,797	—	11,817,797	467,745	—	11,350,052
LVIP Vanguard International Equity ETF Fund - Standard Class	6,882,496	—	6,882,496	136,598	—	6,745,898
LVIP Wellington Capital Growth Fund - Standard Class	7,043,184	80	7,043,264	—	—	7,043,264
LVIP Wellington Mid-Cap Value Fund - Standard Class	2,291,684	7	2,291,691	—	—	2,291,691
M Capital Appreciation Fund	495,245	—	495,245	—	—	495,245
M International Equity Fund	340,537	—	340,537	—	—	340,537
M Large Cap Growth Fund	16,245	—	16,245	—	—	16,245
M Large Cap Value Fund	13,536	—	13,536	—	—	13,536
MFS® VIT Growth Series - Initial Class	70,503,303	—	70,503,303	1,912,349	170	68,590,784
MFS® VIT New Discovery Series - Initial Class	8,851	—	8,851	—	—	8,851
MFS® VIT Research Series - Initial Class	112,700	—	112,700	—	2	112,698
MFS® VIT Total Return Series - Initial Class	48,165,193	—	48,165,193	242,688	74	47,922,431
MFS® VIT Utilities Series - Initial Class	15,551,391	—	15,551,391	71,898	41	15,479,452
MFS® VIT II Core Equity Portfolio - Initial Class	2,670,115	—	2,670,115	—	39	2,670,076
MFS® VIT III Mid Cap Value Portfolio - Initial Class	2,470,392	—	2,470,392	—	—	2,470,392
Neuberger Berman AMT Large Cap Value Portfolio - I Class	158,748	—	158,748	—	3	158,745
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	4,080,213	88	4,080,301	—	57	4,080,244
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	2,145,594	74	2,145,668	—	13	2,145,655
Oppenheimer Main Street Small Cap Fund®/VA Non-Service Shares	97,631	—	97,631	—	—	97,631
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	9,800,936	—	9,800,936	84,390	1	9,716,545
PIMCO VIT Real Return Portfolio - Administrative Class	968,196	37	968,233	—	—	968,233
PIMCO VIT Total Return Portfolio - Administrative Class	1,919,886	—	1,919,886	—	—	1,919,886

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account S

Statements of assets and liabilities (continued)

December 31, 2017

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
Putnam VT Absolute Return 500 Fund - Class IA	$6,803	$—	$6,803	$—	$—	$6,803
T. Rowe Price Equity Income Portfolio	11,645,458	—	11,645,458	131,593	—	11,513,865
Templeton Foreign VIP Fund - Class 2	809,539	—	809,539	—	13	809,526
Templeton Global Bond VIP Fund - Class 1	13,364,713	—	13,364,713	17,739	93	13,346,881
Templeton Growth VIP Fund - Class 1	1,235,779	138	1,235,917	—	21	1,235,896
Templeton Growth VIP Fund - Class 2	24,186	—	24,186	—	—	24,186
Wells Fargo VT Discovery Fund - Class 2	89,846	—	89,846	—	—	89,846

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account S

Statements of operations

Year Ended December 31, 2017

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
AB VPS Global Thematic Growth Portfolio - Class A	$3,423	$(598)	$2,825	$56,831
AB VPS Growth and Income Portfolio - Class A	27,785	(1,313)	26,472	46,030
AB VPS International Value Portfolio - Class A	29,109	(61)	29,048	5,542
AB VPS Large Cap Growth Portfolio - Class A	—	(1,674)	(1,674)	23,572
AB VPS Small/Mid Cap Value Portfolio - Class A	97,541	(6,772)	90,769	591,713
American Century VP Income & Growth Fund - Class I	141,394	(11,369)	130,025	254,945
American Century VP Inflation Protection Fund - Class II	410,406	(6,291)	404,115	(174,852)
American Century VP International Fund - Class I	13,087	(1,915)	11,172	12,951
American Century VP Mid Cap Value - Class I	3,689	—	3,689	802
American Funds Bond Fund - Class 2	2,249	—	2,249	(271)
American Funds Capital Income Builder® - Class 2	3,356	—	3,356	3,076
American Funds Global Growth Fund - Class 2	167,396	(6,507)	160,889	143,339
American Funds Global Small Capitalization Fund - Class 2	28,417	(3,071)	25,346	(27,475)
American Funds Growth Fund - Class 2	232,855	(34,918)	197,937	894,018
American Funds Growth-Income Fund - Class 2	210,665	(14,751)	195,914	403,593
American Funds High-Income Bond Fund - Class 2	593,474	(12,052)	581,422	22,796
American Funds International Fund - Class 2	1,176,492	(48,556)	1,127,936	1,034,803
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	63,832	(5,801)	58,031	(35,612)
BlackRock Equity Dividend V.I. Fund - Class I	15,843	—	15,843	4,591
BlackRock Global Allocation V.I. Fund - Class I	159,319	(796)	158,523	57,029
ClearBridge Variable Aggressive Growth Portfolio - Class I	600	(86)	514	1,154
ClearBridge Variable Mid Cap Portfolio - Class I	4,011	(331)	3,680	15,211
ClearBridge Variable Small Cap Growth Portfolio - Class I	—	(849)	(849)	85,866
Delaware VIP® Diversified Income Series - Standard Class	1,373,109	(11,841)	1,361,268	(243,994)
Delaware VIP® Emerging Markets Series - Standard Class	273,127	(16,283)	256,844	1,453,640
Delaware VIP® High Yield Series - Standard Class	666,382	(13,989)	652,393	(190,902)
Delaware VIP® International Value Equity Series - Standard Class	4,835	(675)	4,160	4,850
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	174,043	(4,772)	169,271	(9,404)
Delaware VIP® REIT Series - Standard Class	482,985	(16,838)	466,147	(66,859)
Delaware VIP® Small Cap Value Series - Standard Class	473,065	(26,728)	446,337	1,432,412
Delaware VIP® Smid Cap Core Series - Standard Class	70,185	(8,570)	61,615	247,230
Delaware VIP® U.S. Growth Series - Standard Class	—	(1,820)	(1,820)	(698,131)
Delaware VIP® Value Series - Standard Class	1,282,074	(20,072)	1,262,002	2,175,732
Deutsche Alternative Asset Allocation VIP Portfolio - Class A	27,918	—	27,918	(4,014)
Deutsche Equity 500 Index VIP Portfolio - Class A	2,911,745	(244,838)	2,666,907	3,775,502
Deutsche Small Cap Index VIP Portfolio - Class A	1,067,961	(164,817)	903,144	1,918,832
Fidelity® VIP Asset Manager Portfolio - Service Class	23,542	(2,451)	21,091	(25,106)
Fidelity® VIP Contrafund® Portfolio - Service Class	279,311	(24,762)	254,549	1,522,910
Fidelity® VIP Equity-Income Portfolio - Service Class	25,761	(2,426)	23,335	1,517
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	282,680	(1,731)	280,949	352,443
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	224,444	(2,933)	221,511	180,290
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	141,636	(771)	140,865	97,765
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	30,031	(381)	29,650	33,198
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	49,099	(825)	48,274	40,572
Fidelity® VIP Growth Portfolio - Service Class	9,859	(11,035)	(1,176)	162,043
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	182,041	—	182,041	18,150
Fidelity® VIP Mid Cap Portfolio - Service Class	217,003	(8,545)	208,458	367,579
Fidelity® VIP Overseas Portfolio - Service Class	33,713	(1,363)	32,350	629,300
Franklin Income VIP Fund - Class 1	627,476	(3,385)	624,091	105,053
Franklin Mutual Shares VIP Fund - Class 1	92,354	(1,936)	90,418	67,296
Franklin Rising Dividends VIP Fund - Class 1	14,517	—	14,517	19,369
Franklin Small Cap Value VIP Fund - Class 2	11,058	(687)	10,371	38,158
Franklin Small-Mid Cap Growth VIP Fund - Class 1	—	(347)	(347)	(62,255)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	—	(421)	(421)	(616)
Franklin U.S. Government Securities VIP Fund - Class 1	171,919	—	171,919	(59,585)
Goldman Sachs VIT Global Trends Allocation Fund - Service Shares	211,391	(136,465)	74,926	6,560
Goldman Sachs VIT Mid Cap Value Fund - Service Shares	27,339	(1,283)	26,056	36,191

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase in Net Assets Resulting from Operations
AB VPS Global Thematic Growth Portfolio - Class A	$—	$56,831	$173,340	$232,996
AB VPS Growth and Income Portfolio - Class A	164,440	210,470	101,821	338,763
AB VPS International Value Portfolio - Class A	—	5,542	253,371	287,961
AB VPS Large Cap Growth Portfolio - Class A	90,827	114,399	332,014	444,739
AB VPS Small/Mid Cap Value Portfolio - Class A	1,049,029	1,640,742	684,381	2,415,892
American Century VP Income & Growth Fund - Class I	142,514	397,459	539,673	1,067,157
American Century VP Inflation Protection Fund - Class II	—	(174,852)	311,374	540,637
American Century VP International Fund - Class I	—	12,951	383,401	407,524
American Century VP Mid Cap Value - Class I	—	802	24,942	29,433
American Funds Bond Fund - Class 2	1,690	1,419	746	4,414
American Funds Capital Income Builder® - Class 2	—	3,076	6,108	12,540
American Funds Global Growth Fund - Class 2	648,938	792,277	4,877,462	5,830,628
American Funds Global Small Capitalization Fund - Class 2	—	(27,475)	1,505,047	1,502,918
American Funds Growth Fund - Class 2	4,246,405	5,140,423	5,723,117	11,061,477
American Funds Growth-Income Fund - Class 2	980,336	1,383,929	1,515,494	3,095,337
American Funds High-Income Bond Fund - Class 2	—	22,796	13,213	617,431
American Funds International Fund - Class 2	1,043,715	2,078,518	21,225,077	24,431,531
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	—	(35,612)	56,615	79,034
BlackRock Equity Dividend V.I. Fund - Class I	49,521	54,112	63,729	133,684
BlackRock Global Allocation V.I. Fund - Class I	126,122	183,151	1,113,873	1,455,547
ClearBridge Variable Aggressive Growth Portfolio - Class I	7,409	8,563	1,104	10,181
ClearBridge Variable Mid Cap Portfolio - Class I	52,730	67,941	30,029	101,650
ClearBridge Variable Small Cap Growth Portfolio - Class I	46,554	132,420	324,013	455,584
Delaware VIP® Diversified Income Series - Standard Class	—	(243,994)	1,503,570	2,620,844
Delaware VIP® Emerging Markets Series - Standard Class	—	1,453,640	14,056,085	15,766,569
Delaware VIP® High Yield Series - Standard Class	—	(190,902)	315,705	777,196
Delaware VIP® International Value Equity Series - Standard Class	—	4,850	56,480	65,490
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	—	(9,404)	12,492	172,359
Delaware VIP® REIT Series - Standard Class	4,107,352	4,040,493	(4,052,686)	453,954
Delaware VIP® Small Cap Value Series - Standard Class	1,903,167	3,335,579	2,549,785	6,331,701
Delaware VIP® Smid Cap Core Series - Standard Class	1,513,212	1,760,442	2,386,961	4,209,018
Delaware VIP® U.S. Growth Series - Standard Class	126,532	(571,599)	2,834,234	2,260,815
Delaware VIP® Value Series - Standard Class	2,576,669	4,752,401	3,464,027	9,478,430
Deutsche Alternative Asset Allocation VIP Portfolio - Class A	—	(4,014)	64,711	88,615
Deutsche Equity 500 Index VIP Portfolio - Class A	8,179,647	11,955,149	17,587,019	32,209,075
Deutsche Small Cap Index VIP Portfolio - Class A	4,135,320	6,054,152	7,757,835	14,715,131
Fidelity® VIP Asset Manager Portfolio - Service Class	157,227	132,121	16,327	169,539
Fidelity® VIP Contrafund® Portfolio - Service Class	1,706,964	3,229,874	2,718,752	6,203,175
Fidelity® VIP Equity-Income Portfolio - Service Class	32,419	33,936	129,707	186,978
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	375,454	727,897	1,587,944	2,596,790
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	410,273	590,563	1,696,195	2,508,269
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	219,359	317,124	1,206,061	1,664,050
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	67,319	100,517	290,456	420,623
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	26,444	67,016	138,435	253,725
Fidelity® VIP Growth Portfolio - Service Class	564,440	726,483	1,593,675	2,318,982
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	27,269	45,419	86,462	313,922
Fidelity® VIP Mid Cap Portfolio - Service Class	1,549,448	1,917,027	4,394,409	6,519,894
Fidelity® VIP Overseas Portfolio - Service Class	2,374	631,674	541,606	1,205,630
Franklin Income VIP Fund - Class 1	—	105,053	770,477	1,499,621
Franklin Mutual Shares VIP Fund - Class 1	151,184	218,480	(26,974)	281,924
Franklin Rising Dividends VIP Fund - Class 1	30,034	49,403	106,907	170,827
Franklin Small Cap Value VIP Fund - Class 2	151,233	189,391	(27,517)	172,245
Franklin Small-Mid Cap Growth VIP Fund - Class 1	63,537	1,282	185,753	186,688
Franklin Small-Mid Cap Growth VIP Fund - Class 2	19,177	18,561	20,346	38,486
Franklin U.S. Government Securities VIP Fund - Class 1	—	(59,585)	(12,322)	100,012
Goldman Sachs VIT Global Trends Allocation Fund - Service Shares	1,795,126	1,801,686	6,394,641	8,271,253
Goldman Sachs VIT Mid Cap Value Fund - Service Shares	309,644	345,835	229,503	601,394

Lincoln Life Flexible Premium Variable Life Account S

Statements of operations (continued)

Year Ended December 31, 2017

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
Invesco V.I. Comstock Fund - Series I Shares	$387	$—	$387	$519
Invesco V.I. Growth and Income Fund - Series I Shares	35,137	—	35,137	18,870
Janus Henderson Balanced Portfolio - Institutional Shares	49,509	(6,190)	43,319	38,592
Janus Henderson Balanced Portfolio - Service Shares	62,680	(7,610)	55,070	49,741
Janus Henderson Enterprise Portfolio - Institutional Shares	15,944	(12,756)	3,188	172,017
Janus Henderson Enterprise Portfolio - Service Shares	12,673	(16,420)	(3,747)	27,084
Janus Henderson Flexible Bond Portfolio - Institutional Shares	35,329	(3,162)	32,167	(88,603)
Janus Henderson Flexible Bond Portfolio - Service Shares	94,377	(6,586)	87,791	(21,081)
Janus Henderson Global Research Portfolio - Institutional Shares	4,049	(994)	3,055	11,507
Janus Henderson Global Research Portfolio - Service Shares	2,348	(648)	1,700	66,884
Janus Henderson Global Technology Portfolio - Service Shares	—	(441)	(441)	14,737
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	50,690	(397)	50,293	(3,077)
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	1,045	—	1,045	32
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	1,825	—	1,825	25
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio - Class 1	—	—	—	8,008
LVIP Baron Growth Opportunities Fund - Service Class	—	(12,699)	(12,699)	1,423,014
LVIP Baron Growth Opportunities Fund - Standard Class	—	(88)	(88)	7,323
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	34,609	(3,517)	31,092	59,539
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	178,234	(1,213)	177,021	(67,682)
LVIP BlackRock Multi-Asset Income Fund - Standard Class	33,051	—	33,051	3,049
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	10,855	(1,498)	9,357	44,910
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	—	(67)	(67)	20,009
LVIP Clarion Global Real Estate Fund - Standard Class	177,037	(605)	176,432	75,175
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class	67	—	67	971
LVIP Delaware Bond Fund - Standard Class	5,747,029	(159,661)	5,587,368	(286,960)
LVIP Delaware Diversified Floating Rate Fund - Standard Class	11,311	(65)	11,246	5,921
LVIP Delaware Social Awareness Fund - Standard Class	35,364	(3,440)	31,924	(3,604)
LVIP Delaware Special Opportunities Fund - Standard Class	284,510	(1,367)	283,143	226,783
LVIP Delaware Wealth Builder Fund - Standard Class	19,418	(1,286)	18,132	348
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	24,266	—	24,266	(3,198)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	190,051	(324)	189,727	(407,179)
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	—	—	—	407
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	21,219	(3,045)	18,174	51,420
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	15,039	(45)	14,994	(1,221)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	36,009	—	36,009	51,757
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	78	—	78	1,146
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	138,567	(163)	138,404	44,060
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	70,436	(167)	70,269	67,986
LVIP Global Income Fund - Standard Class	—	(315)	(315)	(43,106)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	79,245	(351)	78,894	75,826
LVIP Goldman Sachs Income Builder Fund - Standard Class	772	—	772	33
LVIP Government Money Market Fund - Standard Class	498,830	(39,541)	459,289	—
LVIP JPMorgan High Yield Fund - Standard Class	1,484,586	(5,446)	1,479,140	8,794
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	1,614	—	1,614	64,357
LVIP Managed Risk Profile 2010 Fund - Standard Class	169,926	(2)	169,924	42,637
LVIP Managed Risk Profile 2020 Fund - Standard Class	651,054	(4)	651,050	32,276
LVIP Managed Risk Profile 2030 Fund - Standard Class	597,547	(413)	597,134	(58,696)
LVIP Managed Risk Profile 2040 Fund - Standard Class	257,644	(482)	257,162	22,962
LVIP Managed Risk Profile 2050 Fund - Standard Class	66,984	—	66,984	28,835
LVIP MFS International Growth Fund - Standard Class	90,168	(4,656)	85,512	479,600
LVIP MFS Value Fund - Standard Class	1,284,155	(11,326)	1,272,829	1,944,079
LVIP Mondrian International Value Fund - Standard Class	1,027,913	(14,317)	1,013,596	230,935
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	191	—	191	1,523
LVIP PIMCO Low Duration Bond Fund - Standard Class	20,340	—	20,340	(8,326)
LVIP SSGA Bond Index Fund - Standard Class	841,797	(10,347)	831,450	(73,645)
LVIP SSGA Conservative Index Allocation Fund - Standard Class	32,366	(138)	32,228	6,546
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	19,146	(477)	18,669	1,818
See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase in Net Assets Resulting from Operations
Invesco V.I. Comstock Fund - Series I Shares	$754	$1,273	$988	$2,648
Invesco V.I. Growth and Income Fund - Series I Shares	96,544	115,414	149,313	299,864
Janus Henderson Balanced Portfolio - Institutional Shares	6,207	44,799	429,563	517,681
Janus Henderson Balanced Portfolio - Service Shares	8,787	58,528	621,266	734,864
Janus Henderson Enterprise Portfolio - Institutional Shares	394,399	566,416	944,885	1,514,489
Janus Henderson Enterprise Portfolio - Service Shares	579,318	606,402	1,469,132	2,071,787
Janus Henderson Flexible Bond Portfolio - Institutional Shares	—	(88,603)	121,402	64,966
Janus Henderson Flexible Bond Portfolio - Service Shares	—	(21,081)	51,235	117,945
Janus Henderson Global Research Portfolio - Institutional Shares	—	11,507	99,508	114,070
Janus Henderson Global Research Portfolio - Service Shares	—	66,884	8,259	76,843
Janus Henderson Global Technology Portfolio - Service Shares	13,070	27,807	52,290	79,656
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	—	(3,077)	2,119	49,335
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	2,508	2,540	2,702	6,287
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	414	439	1,493	3,757
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio - Class 1	—	8,008	4,205	12,213
LVIP Baron Growth Opportunities Fund - Service Class	1,472,755	2,895,769	6,180,522	9,063,592
LVIP Baron Growth Opportunities Fund - Standard Class	11,916	19,239	58,960	78,111
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	—	59,539	200,723	291,354
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	—	(67,682)	122,397	231,736
LVIP BlackRock Multi-Asset Income Fund - Standard Class	—	3,049	21,329	57,429
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	40,532	85,442	288,992	383,791
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	—	20,009	207,145	227,087
LVIP Clarion Global Real Estate Fund - Standard Class	—	75,175	173,525	425,132
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class	177	1,148	602	1,817
LVIP Delaware Bond Fund - Standard Class	—	(286,960)	2,663,032	7,963,440
LVIP Delaware Diversified Floating Rate Fund - Standard Class	—	5,921	9,872	27,039
LVIP Delaware Social Awareness Fund - Standard Class	294,352	290,748	168,147	490,819
LVIP Delaware Special Opportunities Fund - Standard Class	1,794,476	2,021,259	1,101,071	3,405,473
LVIP Delaware Wealth Builder Fund - Standard Class	42,433	42,781	36,137	97,050
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	—	(3,198)	204,940	226,008
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	193,667	(213,512)	2,476,337	2,452,552
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	—	407	—	407
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	—	51,420	244,965	314,559
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	463	(758)	13,070	27,306
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	—	51,757	419,489	507,255
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	—	1,146	1,200	2,424
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	42,441	86,501	382,750	607,655
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	—	67,986	294,662	432,917
LVIP Global Income Fund - Standard Class	31,039	(12,067)	314,046	301,664
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	1,576	77,402	287,781	444,077
LVIP Goldman Sachs Income Builder Fund - Standard Class	—	33	1,313	2,118
LVIP Government Money Market Fund - Standard Class	3,890	3,890	—	463,179
LVIP JPMorgan High Yield Fund - Standard Class	—	8,794	31,734	1,519,668
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	—	64,357	(25,710)	40,261
LVIP Managed Risk Profile 2010 Fund - Standard Class	120,203	162,840	609,341	942,105
LVIP Managed Risk Profile 2020 Fund - Standard Class	1,018,823	1,051,099	1,820,479	3,522,628
LVIP Managed Risk Profile 2030 Fund - Standard Class	551,998	493,302	2,436,925	3,527,361
LVIP Managed Risk Profile 2040 Fund - Standard Class	229,300	252,262	1,136,069	1,645,493
LVIP Managed Risk Profile 2050 Fund - Standard Class	4,720	33,555	354,096	454,635
LVIP MFS International Growth Fund - Standard Class	—	479,600	1,683,993	2,249,105
LVIP MFS Value Fund - Standard Class	1,296,001	3,240,080	6,908,607	11,421,516
LVIP Mondrian International Value Fund - Standard Class	53,503	284,438	4,272,078	5,570,112
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	66	1,589	572	2,352
LVIP PIMCO Low Duration Bond Fund - Standard Class	—	(8,326)	(1,025)	10,989
LVIP SSGA Bond Index Fund - Standard Class	—	(73,645)	123,994	881,799
LVIP SSGA Conservative Index Allocation Fund - Standard Class	4,291	10,837	86,848	129,913
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	5,641	7,459	19,797	45,925

Lincoln Life Flexible Premium Variable Life Account S

Statements of operations (continued)

Year Ended December 31, 2017

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP SSGA Developed International 150 Fund - Standard Class	$117,825	$(362)	$117,463	$(506)
LVIP SSGA Emerging Markets 100 Fund - Standard Class	54,873	(141)	54,732	7,340
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	52,218	(190)	52,028	12,337
LVIP SSGA International Index Fund - Standard Class	591,602	(1,812)	589,790	277,218
LVIP SSGA International Managed Volatility Fund - Standard Class	4,296	—	4,296	433
LVIP SSGA Large Cap 100 Fund - Standard Class	122,851	(133)	122,718	9,471
LVIP SSGA Mid-Cap Index Fund - Standard Class	493,846	(12,013)	481,833	938,981
LVIP SSGA Moderate Index Allocation Fund - Standard Class	179,631	(10,307)	169,324	20,732
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	7,545	—	7,545	5,863
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	15,697	—	15,697	9,615
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	74,246	(265)	73,981	2,680
LVIP SSGA S&P 500 Index Fund - Standard Class	6,053,236	(248,520)	5,804,716	9,616,417
LVIP SSGA Small-Cap Index Fund - Standard Class	449,015	(23,775)	425,240	2,850,897
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	128,257	(830)	127,427	36,837
LVIP T. Rowe Price Growth Stock Fund - Standard Class	117,474	(4,856)	112,618	1,570,787
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	57,984	(5,829)	52,155	940,448
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	—	—	—	21,852
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	164,699	—	164,699	173,591
LVIP Vanguard International Equity ETF Fund - Standard Class	129,833	(3)	129,830	117,418
LVIP Wellington Capital Growth Fund - Standard Class	—	—	—	19,937
LVIP Wellington Mid-Cap Value Fund - Standard Class	9,805	(8)	9,797	393,133
M Capital Appreciation Fund	—	—	—	29,997
M International Equity Fund	5,282	—	5,282	(1,256)
M Large Cap Growth Fund	—	—	—	4,789
M Large Cap Value Fund	189	—	189	8,074
MFS® VIT Growth Series - Initial Class	65,232	(19,666)	45,566	1,912,025
MFS® VIT New Discovery Series - Initial Class	—	—	—	5,540
MFS® VIT Research Series - Initial Class	1,557	(235)	1,322	774
MFS® VIT Total Return Series - Initial Class	1,198,072	(8,451)	1,189,621	622,432
MFS® VIT Utilities Series - Initial Class	619,184	(4,722)	614,462	(39,762)
MFS® VIT II Core Equity Portfolio - Initial Class	23,231	(4,264)	18,967	3,096
MFS® VIT III Mid Cap Value Portfolio - Initial Class	28,135	—	28,135	5,447
Neuberger Berman AMT Large Cap Value Portfolio - I Class	888	(283)	605	5,939
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	—	(6,269)	(6,269)	(5,830)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	15,966	(1,632)	14,334	52,592
Oppenheimer Main Street Small Cap Fund®/VA Non-Service Shares	463	—	463	2,950
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	997,261	(63)	997,198	(528,161)
PIMCO VIT Real Return Portfolio - Administrative Class	13,733	—	13,733	(29)
PIMCO VIT Total Return Portfolio - Administrative Class	36,817	(1)	36,816	(1,916)
Putnam VT Absolute Return 500 Fund - Class IA	—	—	—	—
T. Rowe Price Equity Income Portfolio	184,652	(50)	184,602	219,871
Templeton Foreign VIP Fund - Class 2	18,770	(1,469)	17,301	621
Templeton Global Bond VIP Fund - Class 1	—	(10,688)	(10,688)	(8,686)
Templeton Growth VIP Fund - Class 1	21,074	(2,370)	18,704	2,396
Templeton Growth VIP Fund - Class 2	453	(53)	400	1,044
Wells Fargo VT Discovery Fund - Class 2	—	—	—	534

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase in Net Assets Resulting from Operations
LVIP SSGA Developed International 150 Fund - Standard Class	$—	$(506)	$271,261	$388,218
LVIP SSGA Emerging Markets 100 Fund - Standard Class	—	7,340	329,303	391,375
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	—	12,337	109,551	173,916
LVIP SSGA International Index Fund - Standard Class	—	277,218	3,244,597	4,111,605
LVIP SSGA International Managed Volatility Fund - Standard Class	—	433	25,143	29,872
LVIP SSGA Large Cap 100 Fund - Standard Class	554,869	564,340	(108,775)	578,283
LVIP SSGA Mid-Cap Index Fund - Standard Class	210,662	1,149,643	3,210,701	4,842,177
LVIP SSGA Moderate Index Allocation Fund - Standard Class	31,490	52,222	862,162	1,083,708
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	4,065	9,928	13,787	31,260
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	3,288	12,903	88,298	116,898
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	23,362	26,042	91,382	191,405
LVIP SSGA S&P 500 Index Fund - Standard Class	3,433,415	13,049,832	41,408,761	60,263,309
LVIP SSGA Small-Cap Index Fund - Standard Class	1,047,603	3,898,500	1,387,256	5,710,996
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	419,529	456,366	(317,820)	265,973
LVIP T. Rowe Price Growth Stock Fund - Standard Class	886,331	2,457,118	10,586,984	13,156,720
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	860,835	1,801,283	4,151,206	6,004,644
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	—	21,852	(555)	21,297
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	15,789	189,380	1,482,165	1,836,244
LVIP Vanguard International Equity ETF Fund - Standard Class	—	117,418	1,288,900	1,536,148
LVIP Wellington Capital Growth Fund - Standard Class	385,908	405,845	404,268	810,113
LVIP Wellington Mid-Cap Value Fund - Standard Class	47,803	440,936	(119,942)	330,791
M Capital Appreciation Fund	52,761	82,758	7,737	90,495
M International Equity Fund	—	(1,256)	62,128	66,154
M Large Cap Growth Fund	463	5,252	9,329	14,581
M Large Cap Value Fund	631	8,705	(4,484)	4,410
MFS® VIT Growth Series - Initial Class	2,468,432	4,380,457	12,012,545	16,438,568
MFS® VIT New Discovery Series - Initial Class	790	6,330	178	6,508
MFS® VIT Research Series - Initial Class	7,647	8,421	12,746	22,489
MFS® VIT Total Return Series - Initial Class	1,394,109	2,016,541	2,403,872	5,610,034
MFS® VIT Utilities Series - Initial Class	—	(39,762)	1,318,502	1,893,202
MFS® VIT II Core Equity Portfolio - Initial Class	143,131	146,227	364,028	529,222
MFS® VIT III Mid Cap Value Portfolio - Initial Class	68,332	73,779	98,599	200,513
Neuberger Berman AMT Large Cap Value Portfolio - I Class	4,155	10,094	6,655	17,354
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	73,918	68,088	754,582	816,401
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	—	52,592	252,555	319,481
Oppenheimer Main Street Small Cap Fund®/VA Non-Service Shares	2,844	5,794	3,618	9,875
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	—	(528,161)	(242,570)	226,467
PIMCO VIT Real Return Portfolio - Administrative Class	—	(29)	4,069	17,773
PIMCO VIT Total Return Portfolio - Administrative Class	—	(1,916)	57,046	91,946
Putnam VT Absolute Return 500 Fund - Class IA	—	—	119	119
T. Rowe Price Equity Income Portfolio	1,042,197	1,262,068	134,652	1,581,322
Templeton Foreign VIP Fund - Class 2	—	621	91,193	109,115
Templeton Global Bond VIP Fund - Class 1	38,737	30,051	133,823	153,186
Templeton Growth VIP Fund - Class 1	—	2,396	173,248	194,348
Templeton Growth VIP Fund - Class 2	—	1,044	2,987	4,431
Wells Fargo VT Discovery Fund - Class 2	4,248	4,782	15,191	19,973

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets

Years Ended December 31, 2016 and 2017

	AB VPS Global Thematic Growth Portfolio - Class A Subaccount	AB VPS Growth and Income Portfolio - Class A Subaccount	AB VPS International Value Portfolio - Class A Subaccount	AB VPS Large Cap Growth Portfolio - Class A Subaccount	AB VPS Small/Mid Cap Value Portfolio - Class A Subaccount	American Century VP Income & Growth Fund - Class I Subaccount	American Century VP Inflation Protection Fund - Class II Subaccount
NET ASSETS AT JANUARY 1, 2016	$911,416	$2,145,333	$1,359,865	$162,616	$19,408,136	$3,865,754	$12,383,461
Changes From Operations:
• Net investment income (loss)	(782)	19,168	15,099	(406)	118,985	113,747	239,630
• Net realized gain (loss) on investments	24,829	263,635	(21,126)	23,668	715,973	135,895	(166,571)
• Net change in unrealized appreciation or depreciation on investments	(26,307)	(70,972)	(9,035)	(11,556)	3,870,239	465,296	458,689
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,260)	211,831	(15,062)	11,706	4,705,197	714,938	531,748
Changes From Unit Transactions:
• Contract purchases	28,340	27,909	67,979	—	479,788	3,750	727,477
• Contract withdrawals	(64,105)	(184,201)	(44,694)	(4,131)	(1,120,112)	(168,763)	(580,003)
• Contract transfers	(26,657)	(303,415)	(197,368)	1,262,898	(927,734)	1,002,960	999,417
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(62,422)	(459,707)	(174,083)	1,258,767	(1,568,058)	837,947	1,146,891
TOTAL INCREASE (DECREASE) IN NET ASSETS	(64,682)	(247,876)	(189,145)	1,270,473	3,137,139	1,552,885	1,678,639
NET ASSETS AT DECEMBER 31, 2016	846,734	1,897,457	1,170,720	1,433,089	22,545,275	5,418,639	14,062,100
Changes From Operations:
• Net investment income (loss)	2,825	26,472	29,048	(1,674)	90,769	130,025	404,115
• Net realized gain (loss) on investments	56,831	210,470	5,542	114,399	1,640,742	397,459	(174,852)
• Net change in unrealized appreciation or depreciation on investments	173,340	101,821	253,371	332,014	684,381	539,673	311,374
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	232,996	338,763	287,961	444,739	2,415,892	1,067,157	540,637
Changes From Unit Transactions:
• Contract purchases	12,883	18,849	46,824	1	521,939	76,303	2,118,171
• Contract withdrawals	(10,988)	(59,330)	(82,207)	(18,859)	(1,764,990)	(1,204,215)	(1,038,909)
• Contract transfers	(101,001)	(95,110)	(24,077)	(74,058)	(4,373,990)	195,856	831,326
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(99,106)	(135,591)	(59,460)	(92,916)	(5,617,041)	(932,056)	1,910,588
TOTAL INCREASE (DECREASE) IN NET ASSETS	133,890	203,172	228,501	351,823	(3,201,149)	135,101	2,451,225
NET ASSETS AT DECEMBER 31, 2017	$980,624	$2,100,629	$1,399,221	$1,784,912	$19,344,126	$5,553,740	$16,513,325

See accompanying notes.

	American Century VP International Fund - Class I Subaccount	American Century VP Mid Cap Value - Class I Subaccount	American Funds Bond Fund - Class 2 Subaccount	American Funds Capital Income Builder® - Class 2 Subaccount	American Funds Global Growth Fund - Class 2 Subaccount	American Funds Global Small Capitalization Fund - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2016	$1,787,324	$—	$43,857	$—	$13,222,475	$11,030,262
Changes From Operations:
• Net investment income (loss)	15,331	—	1,720	186	143,637	11,628
• Net realized gain (loss) on investments	24,276	—	(12,173)	(8)	884,685	1,391,976
• Net change in unrealized appreciation or depreciation on investments	(129,321)	—	(2,137)	(216)	(1,084,272)	(1,146,109)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(89,714)	—	(12,590)	(38)	(55,950)	257,495
Changes From Unit Transactions:
• Contract purchases	26,671	—	19,752	2,480	825,658	135,663
• Contract withdrawals	(48,751)	—	(246,368)	(466)	(475,730)	(207,780)
• Contract transfers	(332,854)	—	322,970	11,951	4,446,040	(5,392,561)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(354,934)	—	96,354	13,965	4,795,968	(5,464,678)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(444,648)	—	83,764	13,927	4,740,018	(5,207,183)
NET ASSETS AT DECEMBER 31, 2016	1,342,676	—	127,621	13,927	17,962,493	5,823,079
Changes From Operations:
• Net investment income (loss)	11,172	3,689	2,249	3,356	160,889	25,346
• Net realized gain (loss) on investments	12,951	802	1,419	3,076	792,277	(27,475)
• Net change in unrealized appreciation or depreciation on investments	383,401	24,942	746	6,108	4,877,462	1,505,047
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	407,524	29,433	4,414	12,540	5,830,628	1,502,918
Changes From Unit Transactions:
• Contract purchases	16,674	500	4,033	13,440	1,484,214	158,472
• Contract withdrawals	(52,947)	(25,223)	(15,029)	(3,421)	(1,174,068)	(127,891)
• Contract transfers	165,924	416,916	(1,876)	130,379	3,689,636	105,453
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	129,651	392,193	(12,872)	140,398	3,999,782	136,034
TOTAL INCREASE (DECREASE) IN NET ASSETS	537,175	421,626	(8,458)	152,938	9,830,410	1,638,952
NET ASSETS AT DECEMBER 31, 2017	$1,879,851	$421,626	$119,163	$166,865	$27,792,903	$7,462,031

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	American Funds Growth Fund - Class 2 Subaccount	American Funds Growth-Income Fund - Class 2 Subaccount	American Funds High-Income Bond Fund - Class 2 Subaccount	American Funds International Fund - Class 2 Subaccount	American Funds U.S. Government/ AAA-Rated Securities Fund - Class 2 Subaccount	BlackRock Equity Dividend V.I. Fund - Class I Subaccount	BlackRock Global Allocation V.I. Fund - Class I Subaccount
NET ASSETS AT JANUARY 1, 2016	$37,425,811	$14,088,805	$7,080,867	$74,297,085	$3,935,502	$281,468	$7,628,927
Changes From Operations:
• Net investment income (loss)	266,949	175,258	533,521	1,020,489	67,420	11,582	133,208
• Net realized gain (loss) on investments	3,959,807	1,565,974	(22,836)	4,637,046	83,817	22,787	(436,063)
• Net change in unrealized appreciation or depreciation on investments	(905,418)	(420,674)	812,836	(2,702,653)	(119,059)	65,886	554,326
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,321,338	1,320,558	1,323,521	2,954,882	32,178	100,255	251,471
Changes From Unit Transactions:
• Contract purchases	1,266,928	1,124,653	159,990	3,126,508	120,171	1,769	691,850
• Contract withdrawals	(1,118,831)	(716,550)	(210,322)	(1,832,133)	(215,360)	(20,963)	(844,236)
• Contract transfers	(594,581)	(2,027,319)	1,196,224	(1,712,530)	1,436,332	347,199	2,607,550
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(446,484)	(1,619,216)	1,145,892	(418,155)	1,341,143	328,005	2,455,164
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,874,854	(298,658)	2,469,413	2,536,727	1,373,321	428,260	2,706,635
NET ASSETS AT DECEMBER 31, 2016	40,300,665	13,790,147	9,550,280	76,833,812	5,308,823	709,728	10,335,562
Changes From Operations:
• Net investment income (loss)	197,937	195,914	581,422	1,127,936	58,031	15,843	158,523
• Net realized gain (loss) on investments	5,140,423	1,383,929	22,796	2,078,518	(35,612)	54,112	183,151
• Net change in unrealized appreciation or depreciation on investments	5,723,117	1,515,494	13,213	21,225,077	56,615	63,729	1,113,873
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	11,061,477	3,095,337	617,431	24,431,531	79,034	133,684	1,455,547
Changes From Unit Transactions:
• Contract purchases	1,427,364	2,027,647	220,611	4,707,453	149,544	3,035	1,087,452
• Contract withdrawals	(1,533,020)	(2,114,167)	(776,108)	(4,110,087)	(473,451)	(10,904)	(899,871)
• Contract transfers	(669,974)	(730,447)	(619,793)	(2,006,144)	(253,829)	151,285	511,832
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(775,630)	(816,967)	(1,175,290)	(1,408,778)	(577,736)	143,416	699,413
TOTAL INCREASE (DECREASE) IN NET ASSETS	10,285,847	2,278,370	(557,859)	23,022,753	(498,702)	277,100	2,154,960
NET ASSETS AT DECEMBER 31, 2017	$50,586,512	$16,068,517	$8,992,421	$99,856,565	$4,810,121	$986,828	$12,490,522

See accompanying notes.

	ClearBridge Variable Aggressive Growth Portfolio - Class I Subaccount	ClearBridge Variable Mid Cap Portfolio - Class I Subaccount	ClearBridge Variable Small Cap Growth Portfolio - Class I Subaccount	Delaware VIP® Diversified Income Series - Standard Class Subaccount	Delaware VIP® Emerging Markets Series - Standard Class Subaccount	Delaware VIP® High Yield Series - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$—	$510,876	$1,258,082	$53,688,211	$33,784,272	$17,136,975
Changes From Operations:
• Net investment income (loss)	122	5,131	(640)	1,808,287	382,984	1,237,730
• Net realized gain (loss) on investments	1,114	18,486	60,794	(209,958)	(43,394)	(1,098,358)
• Net change in unrealized appreciation or depreciation on investments	(1,065)	47,540	124,374	268,129	4,391,401	1,930,036
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	171	71,157	184,528	1,866,458	4,730,991	2,069,408
Changes From Unit Transactions:
• Contract purchases	2,126	177,362	124,154	2,855,822	1,797,154	210,944
• Contract withdrawals	(214)	(36,568)	(43,766)	(1,919,316)	(904,900)	(587,631)
• Contract transfers	18,316	(164,330)	619,959	(2,276,002)	(576,440)	(7,928,578)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	20,228	(23,536)	700,347	(1,339,496)	315,814	(8,305,265)
TOTAL INCREASE (DECREASE) IN NET ASSETS	20,399	47,621	884,875	526,962	5,046,805	(6,235,857)
NET ASSETS AT DECEMBER 31, 2016	20,399	558,497	2,142,957	54,215,173	38,831,077	10,901,118
Changes From Operations:
• Net investment income (loss)	514	3,680	(849)	1,361,268	256,844	652,393
• Net realized gain (loss) on investments	8,563	67,941	132,420	(243,994)	1,453,640	(190,902)
• Net change in unrealized appreciation or depreciation on investments	1,104	30,029	324,013	1,503,570	14,056,085	315,705
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	10,181	101,650	455,584	2,620,844	15,766,569	777,196
Changes From Unit Transactions:
• Contract purchases	20,750	150,091	93,572	3,557,245	2,189,872	189,995
• Contract withdrawals	(2,597)	(21,849)	(165,335)	(2,949,706)	(1,560,807)	(374,313)
• Contract transfers	67,939	150,964	(244,517)	(4,825,986)	1,220,508	(140,398)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	86,092	279,206	(316,280)	(4,218,447)	1,849,573	(324,716)
TOTAL INCREASE (DECREASE) IN NET ASSETS	96,273	380,856	139,304	(1,597,603)	17,616,142	452,480
NET ASSETS AT DECEMBER 31, 2017	$116,672	$939,353	$2,282,261	$52,617,570	$56,447,219	$11,353,598

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	Delaware VIP® International Value Equity Series - Standard Class Subaccount	Delaware VIP® Limited-Term Diversified Income Series - Standard Class Subaccount	Delaware VIP® REIT Series - Standard Class Subaccount	Delaware VIP® Small Cap Value Series - Standard Class Subaccount	Delaware VIP® Smid Cap Core Series - Standard Class Subaccount	Delaware VIP® U.S. Growth Series - Standard Class Subaccount	Delaware VIP® Value Series - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$—	$5,497,239	$27,392,519	$44,299,693	$17,956,968	$11,935,604	$63,722,889
Changes From Operations:
• Net investment income (loss)	756	112,977	350,281	444,466	38,094	72,762	1,303,481
• Net realized gain (loss) on investments	104	2,664	2,418,749	4,355,896	2,370,197	2,967,996	8,826,982
• Net change in unrealized appreciation or depreciation on investments	9,786	13,529	(1,321,894)	8,940,051	(907,748)	(3,654,953)	(832,920)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,646	129,170	1,447,136	13,740,413	1,500,543	(614,195)	9,297,543
Changes From Unit Transactions:
• Contract purchases	—	399,153	1,113,977	1,349,033	437,485	932,955	1,135,160
• Contract withdrawals	(2,210)	(372,280)	(768,863)	(1,162,452)	(810,529)	(636,937)	(1,315,798)
• Contract transfers	249,342	2,054,027	1,789,153	(4,469,494)	2,447,744	(309,458)	1,031,686
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	247,132	2,080,900	2,134,267	(4,282,913)	2,074,700	(13,440)	851,048
TOTAL INCREASE (DECREASE) IN NET ASSETS	257,778	2,210,070	3,581,403	9,457,500	3,575,243	(627,635)	10,148,591
NET ASSETS AT DECEMBER 31, 2016	257,778	7,707,309	30,973,922	53,757,193	21,532,211	11,307,969	73,871,480
Changes From Operations:
• Net investment income (loss)	4,160	169,271	466,147	446,337	61,615	(1,820)	1,262,002
• Net realized gain (loss) on investments	4,850	(9,404)	4,040,493	3,335,579	1,760,442	(571,599)	4,752,401
• Net change in unrealized appreciation or depreciation on investments	56,480	12,492	(4,052,686)	2,549,785	2,386,961	2,834,234	3,464,027
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	65,490	172,359	453,954	6,331,701	4,209,018	2,260,815	9,478,430
Changes From Unit Transactions:
• Contract purchases	10	268,453	1,218,914	1,999,029	567,771	313,261	933,373
• Contract withdrawals	(3,891)	(366,019)	(798,958)	(1,760,448)	(790,492)	(264,409)	(1,378,652)
• Contract transfers	85,884	1,214,822	(1,801,623)	(2,046,307)	344,823	(8,962,181)	(7,721,955)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	82,003	1,117,256	(1,381,667)	(1,807,726)	122,102	(8,913,329)	(8,167,234)
TOTAL INCREASE (DECREASE) IN NET ASSETS	147,493	1,289,615	(927,713)	4,523,975	4,331,120	(6,652,514)	1,311,196
NET ASSETS AT DECEMBER 31, 2017	$405,271	$8,996,924	$30,046,209	$58,281,168	$25,863,331	$4,655,455	$75,182,676

See accompanying notes.

	Deutsche Alternative Asset Allocation VIP Portfolio - Class A Subaccount	Deutsche Equity 500 Index VIP Portfolio - Class A Subaccount	Deutsche Small Cap Index VIP Portfolio - Class A Subaccount	Fidelity® VIP Asset Manager Portfolio - Service Class Subaccount	Fidelity® VIP Contrafund® Portfolio - Service Class Subaccount	Fidelity® VIP Equity-Income Portfolio - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$1,088,019	$158,915,190	$103,447,454	$1,444,342	$48,747,998	$1,275,470
Changes From Operations:
• Net investment income (loss)	23,056	2,942,635	1,020,974	16,775	205,323	29,512
• Net realized gain (loss) on investments	(12,138)	14,266,063	8,095,412	44,914	5,026,936	69,236
• Net change in unrealized appreciation or depreciation on investments	42,779	(379,194)	11,776,209	(30,930)	(2,315,811)	119,471
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	53,697	16,829,504	20,892,595	30,759	2,916,448	218,219
Changes From Unit Transactions:
• Contract purchases	178,762	42,392	32,247	60	1,218,724	—
• Contract withdrawals	(102,879)	(8,892,374)	(6,212,286)	(62,819)	(3,613,105)	(68,527)
• Contract transfers	891	(5,377,438)	(4,927,342)	(52,612)	(17,101,229)	89,922
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	76,774	(14,227,420)	(11,107,381)	(115,371)	(19,495,610)	21,395
TOTAL INCREASE (DECREASE) IN NET ASSETS	130,471	2,602,084	9,785,214	(84,612)	(16,579,162)	239,614
NET ASSETS AT DECEMBER 31, 2016	1,218,490	161,517,274	113,232,668	1,359,730	32,168,836	1,515,084
Changes From Operations:
• Net investment income (loss)	27,918	2,666,907	903,144	21,091	254,549	23,335
• Net realized gain (loss) on investments	(4,014)	11,955,149	6,054,152	132,121	3,229,874	33,936
• Net change in unrealized appreciation or depreciation on investments	64,711	17,587,019	7,757,835	16,327	2,718,752	129,707
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	88,615	32,209,075	14,715,131	169,539	6,203,175	186,978
Changes From Unit Transactions:
• Contract purchases	72,741	50,980	59,149	2	1,022,712	1
• Contract withdrawals	(62,993)	(10,195,514)	(7,222,091)	(15,957)	(2,910,326)	(23,026)
• Contract transfers	124,396	(10,844,615)	(7,106,677)	(163,247)	(4,323,932)	(14,017)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	134,144	(20,989,149)	(14,269,619)	(179,202)	(6,211,546)	(37,042)
TOTAL INCREASE (DECREASE) IN NET ASSETS	222,759	11,219,926	445,512	(9,663)	(8,371)	149,936
NET ASSETS AT DECEMBER 31, 2017	$1,441,249	$172,737,200	$113,678,180	$1,350,067	$32,160,465	$1,665,020

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom Income Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Growth Portfolio - Service Class Subaccount	Fidelity® VIP Investment Grade Bond Portfolio - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$7,898,925	$6,622,193	$3,528,765	$1,379,334	$2,200,738	$7,980,228	$4,298,576
Changes From Operations:
• Net investment income (loss)	152,615	117,044	41,278	20,170	36,011	(9,261)	140,131
• Net realized gain (loss) on investments	79,902	200,488	34,577	(10,642)	(177)	1,005,423	(619)
• Net change in unrealized appreciation or depreciation on investments	307,665	324,663	176,660	74,316	53,430	(987,475)	32,296
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	540,182	642,195	252,515	83,844	89,264	8,687	171,808
Changes From Unit Transactions:
• Contract purchases	1,004,530	930,572	630,631	194,861	22,043	182,527	63,002
• Contract withdrawals	(283,432)	(327,701)	(145,364)	(155,315)	(38,726)	(467,406)	(202,373)
• Contract transfers	1,488,518	1,024,775	(530,819)	49,664	296,710	(1,086,542)	1,639,494
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,209,616	1,627,646	(45,552)	89,210	280,027	(1,371,421)	1,500,123
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,749,798	2,269,841	206,963	173,054	369,291	(1,362,734)	1,671,931
NET ASSETS AT DECEMBER 31, 2016	10,648,723	8,892,034	3,735,728	1,552,388	2,570,029	6,617,494	5,970,507
Changes From Operations:
• Net investment income (loss)	280,949	221,511	140,865	29,650	48,274	(1,176)	182,041
• Net realized gain (loss) on investments	727,897	590,563	317,124	100,517	67,016	726,483	45,419
• Net change in unrealized appreciation or depreciation on investments	1,587,944	1,696,195	1,206,061	290,456	138,435	1,593,675	86,462
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	2,596,790	2,508,269	1,664,050	420,623	253,725	2,318,982	313,922
Changes From Unit Transactions:
• Contract purchases	837,827	938,413	1,649,083	210,829	38,701	77,244	55,965
• Contract withdrawals	(1,023,713)	(789,705)	(583,827)	(215,168)	(44,140)	(501,587)	(186,492)
• Contract transfers	6,925,652	6,228,410	6,947,203	709,777	52,430	347,744	1,865,643
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	6,739,766	6,377,118	8,012,459	705,438	46,991	(76,599)	1,735,116
TOTAL INCREASE (DECREASE) IN NET ASSETS	9,336,556	8,885,387	9,676,509	1,126,061	300,716	2,242,383	2,049,038
NET ASSETS AT DECEMBER 31, 2017	$19,985,279	$17,777,421	$13,412,237	$2,678,449	$2,870,745	$8,859,877	$8,019,545
See accompanying notes.

	Fidelity® VIP Mid Cap Portfolio - Service Class Subaccount	Fidelity® VIP Overseas Portfolio - Service Class Subaccount	Franklin Income VIP Fund - Class 1 Subaccount	Franklin Mutual Shares VIP Fund - Class 1 Subaccount	Franklin Rising Dividends VIP Fund - Class 1 Subaccount	Franklin Small Cap Value VIP Fund - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2016	$38,385,093	$5,098,632	$11,951,560	$3,644,080	$661,354	$721,556
Changes From Operations:
• Net investment income (loss)	127,099	63,618	661,418	61,701	10,673	6,002
• Net realized gain (loss) on investments	1,368,294	(16,171)	(27,620)	324,362	68,335	111,075
• Net change in unrealized appreciation or depreciation on investments	2,449,153	(319,053)	1,111,528	98,929	37,124	186,442
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,944,546	(271,606)	1,745,326	484,992	116,132	303,519
Changes From Unit Transactions:
• Contract purchases	603,655	326,323	1,266,002	209,115	54,176	30,055
• Contract withdrawals	(865,339)	(447,601)	(388,424)	(160,316)	(20,732)	(26,438)
• Contract transfers	(9,492,502)	(55,465)	35,503	(1,329,129)	69,138	811,142
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(9,754,186)	(176,743)	913,081	(1,280,330)	102,582	814,759
TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,809,640)	(448,349)	2,658,407	(795,338)	218,714	1,118,278
NET ASSETS AT DECEMBER 31, 2016	32,575,453	4,650,283	14,609,967	2,848,742	880,068	1,839,834
Changes From Operations:
• Net investment income (loss)	208,458	32,350	624,091	90,418	14,517	10,371
• Net realized gain (loss) on investments	1,917,027	631,674	105,053	218,480	49,403	189,391
• Net change in unrealized appreciation or depreciation on investments	4,394,409	541,606	770,477	(26,974)	106,907	(27,517)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	6,519,894	1,205,630	1,499,621	281,924	170,827	172,245
Changes From Unit Transactions:
• Contract purchases	589,840	673,341	2,784,125	160,038	20,163	36,673
• Contract withdrawals	(1,330,825)	(239,389)	(609,114)	(91,685)	(143,502)	(140,845)
• Contract transfers	(1,001,415)	(3,548,559)	(679,633)	724,056	(173,650)	(457,105)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,742,400)	(3,114,607)	1,495,378	792,409	(296,989)	(561,277)
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,777,494	(1,908,977)	2,994,999	1,074,333	(126,162)	(389,032)
NET ASSETS AT DECEMBER 31, 2017	$37,352,947	$2,741,306	$17,604,966	$3,923,075	$753,906	$1,450,802

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	Franklin Small-Mid Cap Growth VIP Fund - Class 1 Subaccount	Franklin Small-Mid Cap Growth VIP Fund - Class 2 Subaccount	Franklin U.S. Government Securities VIP Fund - Class 1 Subaccount	Goldman Sachs VIT Global Trends Allocation Fund - Service Shares Subaccount	Goldman Sachs VIT Mid Cap Value Fund - Service Shares Subaccount	Invesco V.I. Comstock Fund - Series I Shares Subaccount	Invesco V.I. Growth and Income Fund - Series I Shares Subaccount
NET ASSETS AT JANUARY 1, 2016	$1,293,252	$392,172	$5,299,691	$61,901,499	$5,507,793	$—	$1,085,604
Changes From Operations:
• Net investment income (loss)	(479)	(358)	171,708	56,837	64,377	—	15,867
• Net realized gain (loss) on investments	59,001	(37,903)	(51,867)	(24,160)	(113,996)	—	119,870
• Net change in unrealized appreciation or depreciation on investments	(7,208)	27,357	(75,410)	2,516,269	771,096	—	127,324
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	51,314	(10,904)	44,431	2,548,946	721,477	—	263,061
Changes From Unit Transactions:
• Contract purchases	61,973	107	370,866	2,238	555,650	—	111,617
• Contract withdrawals	(79,582)	(3,445)	(191,975)	(168,388)	(127,131)	—	(28,958)
• Contract transfers	(40,048)	(203,813)	409,622	1,599	(318,244)	—	220,460
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(57,657)	(207,151)	588,513	(164,551)	110,275	—	303,119
TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,343)	(218,055)	632,944	2,384,395	831,752	—	566,180
NET ASSETS AT DECEMBER 31, 2016	1,286,909	174,117	5,932,635	64,285,894	6,339,545	—	1,651,784
Changes From Operations:
• Net investment income (loss)	(347)	(421)	171,919	74,926	26,056	387	35,137
• Net realized gain (loss) on investments	1,282	18,561	(59,585)	1,801,686	345,835	1,273	115,414
• Net change in unrealized appreciation or depreciation on investments	185,753	20,346	(12,322)	6,394,641	229,503	988	149,313
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	186,688	38,486	100,012	8,271,253	601,394	2,648	299,864
Changes From Unit Transactions:
• Contract purchases	64,563	1	41,828	1,292	339,286	1,683	119,921
• Contract withdrawals	(148,790)	(3,513)	(155,168)	(190,412)	(337,129)	(257)	(375,876)
• Contract transfers	(531,042)	40,611	196,474	(3,278)	(1,182,909)	14,815	347,488
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(615,269)	37,099	83,134	(192,398)	(1,180,752)	16,241	91,533
TOTAL INCREASE (DECREASE) IN NET ASSETS	(428,581)	75,585	183,146	8,078,855	(579,358)	18,889	391,397
NET ASSETS AT DECEMBER 31, 2017	$858,328	$249,702	$6,115,781	$72,364,749	$5,760,187	$18,889	$2,043,181

See accompanying notes.

	Janus Henderson Balanced Portfolio - Institutional Shares Subaccount	Janus Henderson Balanced Portfolio - Service Shares Subaccount	Janus Henderson Enterprise Portfolio - Institutional Shares Subaccount	Janus Henderson Enterprise Portfolio - Service Shares Subaccount	Janus Henderson Flexible Bond Portfolio - Institutional Shares Subaccount	Janus Henderson Flexible Bond Portfolio - Service Shares Subaccount
NET ASSETS AT JANUARY 1, 2016	$2,765,938	$4,186,332	$5,271,967	$1,430,719	$2,293,154	$2,694,534
Changes From Operations:
• Net investment income (loss)	47,829	70,130	(2,876)	(9,584)	55,251	100,819
• Net realized gain (loss) on investments	53,631	76,898	524,503	591,826	(25,688)	13,280
• Net change in unrealized appreciation or depreciation on investments	(10,481)	8,383	101,723	283,716	21,043	(13,313)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	90,979	155,411	623,350	865,958	50,606	100,786
Changes From Unit Transactions:
• Contract purchases	403	1,440	—	13,151	—	36,378
• Contract withdrawals	(212,680)	(46,052)	(293,231)	(83,840)	(36,583)	(184,481)
• Contract transfers	366,825	(114,552)	149,479	5,555,311	(255,966)	1,055,014
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	154,548	(159,164)	(143,752)	5,484,622	(292,549)	906,911
TOTAL INCREASE (DECREASE) IN NET ASSETS	245,527	(3,753)	479,598	6,350,580	(241,943)	1,007,697
NET ASSETS AT DECEMBER 31, 2016	3,011,465	4,182,579	5,751,565	7,781,299	2,051,211	3,702,231
Changes From Operations:
• Net investment income (loss)	43,319	55,070	3,188	(3,747)	32,167	87,791
• Net realized gain (loss) on investments	44,799	58,528	566,416	606,402	(88,603)	(21,081)
• Net change in unrealized appreciation or depreciation on investments	429,563	621,266	944,885	1,469,132	121,402	51,235
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	517,681	734,864	1,514,489	2,071,787	64,966	117,945
Changes From Unit Transactions:
• Contract purchases	6	1,069	25,596	1,774	8	10,815
• Contract withdrawals	(270,856)	(51,780)	(252,911)	(117,816)	(19,855)	(183,995)
• Contract transfers	7,838	(148,387)	(68,295)	10,237	(1,768,945)	(93,441)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(263,012)	(199,098)	(295,610)	(105,805)	(1,788,792)	(266,621)
TOTAL INCREASE (DECREASE) IN NET ASSETS	254,669	535,766	1,218,879	1,965,982	(1,723,826)	(148,676)
NET ASSETS AT DECEMBER 31, 2017	$3,266,134	$4,718,345	$6,970,444	$9,747,281	$327,385	$3,553,555

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	Janus Henderson Global Research Portfolio - Institutional Shares Subaccount	Janus Henderson Global Research Portfolio - Service Shares Subaccount	Janus Henderson Global Technology Portfolio - Service Shares Subaccount	JPMorgan Insurance Trust Core Bond Portfolio - Class 1 Subaccount	JPMorgan Insurance Trust Global Allocation Portfolio - Class 1 Subaccount	JPMorgan Insurance Trust Income Builder Portfolio - Class 1 Subaccount	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2016	$453,030	$481,089	$228,158	$546,870	$—	$—	$—
Changes From Operations:
• Net investment income (loss)	3,620	2,224	(220)	21,794	—	—	—
• Net realized gain (loss) on investments	22,983	36,894	14,124	1,796	—	—	—
• Net change in unrealized appreciation or depreciation on investments	(21,725)	(35,746)	8,376	(16,974)	—	—	(4,205)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,878	3,372	22,280	6,616	—	—	(4,205)
Changes From Unit Transactions:
• Contract purchases	—	—	152	601,896	—	—	—
• Contract withdrawals	(70,171)	(2,931)	(2,245)	(56,306)	—	—	(348)
• Contract transfers	23,816	(164,711)	(46,630)	(87,950)	—	—	242,077
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(46,355)	(167,642)	(48,723)	457,640	—	—	241,729
TOTAL INCREASE (DECREASE) IN NET ASSETS	(41,477)	(164,270)	(26,443)	464,256	—	—	237,524
NET ASSETS AT DECEMBER 31, 2016	411,553	316,819	201,715	1,011,126	—	—	237,524
Changes From Operations:
• Net investment income (loss)	3,055	1,700	(441)	50,293	1,045	1,825	—
• Net realized gain (loss) on investments	11,507	66,884	27,807	(3,077)	2,540	439	8,008
• Net change in unrealized appreciation or depreciation on investments	99,508	8,259	52,290	2,119	2,702	1,493	4,205
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	114,070	76,843	79,656	49,335	6,287	3,757	12,213
Changes From Unit Transactions:
• Contract purchases	—	3	—	300,088	3,554	—	—
• Contract withdrawals	(34,861)	(2,664)	(2,482)	(68,864)	(695)	(434)	(1,298)
• Contract transfers	36,520	(76,369)	(40,164)	1,017,460	68,470	47,088	(248,439)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,659	(79,030)	(42,646)	1,248,684	71,329	46,654	(249,737)
TOTAL INCREASE (DECREASE) IN NET ASSETS	115,729	(2,187)	37,010	1,298,019	77,616	50,411	(237,524)
NET ASSETS AT DECEMBER 31, 2017	$527,282	$314,632	$238,725	$2,309,145	$77,616	$50,411	$—

See accompanying notes.

	LVIP AQR Enhanced Global Strategies Fund - Standard Class Subaccount	LVIP Baron Growth Opportunities Fund - Service Class Subaccount	LVIP Baron Growth Opportunities Fund - Standard Class Subaccount	LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class Subaccount	LVIP BlackRock Emerging Markets Managed Volatility Fund - Standard Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$23,962	$42,689,952	$336,579	$2,503,268	$49,515	$9,678,373
Changes From Operations:
• Net investment income (loss)	218	174,330	2,082	32,624	2,779	134,793
• Net realized gain (loss) on investments	(259)	3,145,805	20,938	31,793	(7,230)	(67,818)
• Net change in unrealized appreciation or depreciation on investments	391	(1,254,745)	(5,197)	131,974	9,213	293,861
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	350	2,065,390	17,823	196,391	4,762	360,836
Changes From Unit Transactions:
• Contract purchases	—	1,358,304	8,068	29,570	6,286	605,621
• Contract withdrawals	(461)	(1,058,418)	(50,740)	(122,488)	(1,236)	(342,643)
• Contract transfers	(23,851)	(8,423,322)	(5,196)	(621,595)	(59,327)	190,132
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(24,312)	(8,123,436)	(47,868)	(714,513)	(54,277)	453,110
TOTAL INCREASE (DECREASE) IN NET ASSETS	(23,962)	(6,058,046)	(30,045)	(518,122)	(49,515)	813,946
NET ASSETS AT DECEMBER 31, 2016	—	36,631,906	306,534	1,985,146	—	10,492,319
Changes From Operations:
• Net investment income (loss)	—	(12,699)	(88)	31,092	—	177,021
• Net realized gain (loss) on investments	—	2,895,769	19,239	59,539	—	(67,682)
• Net change in unrealized appreciation or depreciation on investments	—	6,180,522	58,960	200,723	—	122,397
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	—	9,063,592	78,111	291,354	—	231,736
Changes From Unit Transactions:
• Contract purchases	—	1,662,066	3,832	39,749	—	508,032
• Contract withdrawals	—	(1,815,857)	(10,744)	(71,574)	—	(617,044)
• Contract transfers	—	(7,558,515)	74,515	(272,720)	—	173,159
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	(7,712,306)	67,603	(304,545)	—	64,147
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	1,351,286	145,714	(13,191)	—	295,883
NET ASSETS AT DECEMBER 31, 2017	$—	$37,983,192	$452,248	$1,971,955	$—	$10,788,202

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	LVIP BlackRock Multi-Asset Income Fund - Standard Class Subaccount	LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class Subaccount	LVIP Blended Mid Cap Managed Volatility Fund - Standard Class Subaccount	LVIP Clarion Global Real Estate Fund - Standard Class Subaccount	LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class Subaccount	LVIP Delaware Bond Fund - Standard Class Subaccount	LVIP Delaware Diversified Floating Rate Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$58,679	$1,959,959	$1,013,897	$5,076,304	$18,570	$159,369,976	$636,835
Changes From Operations:
• Net investment income (loss)	27,162	5,724	(61)	178,200	120	4,787,762	(161)
• Net realized gain (loss) on investments	(60)	82,167	18,768	144,420	(194)	2,125,741	(1,938)
• Net change in unrealized appreciation or depreciation on investments	(20,678)	(129,071)	(11,073)	(252,631)	970	(2,707,446)	19,847
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,424	(41,180)	7,634	69,989	896	4,206,057	17,748
Changes From Unit Transactions:
• Contract purchases	26,935	38,399	81,094	249,760	3,325	2,686,304	88,610
• Contract withdrawals	(5,696)	(102,652)	(65,563)	(480,622)	(426)	(5,723,230)	(40,740)
• Contract transfers	854,915	(289,910)	(158,922)	(789,797)	(11,487)	13,793,220	160,576
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	876,154	(354,163)	(143,391)	(1,020,659)	(8,588)	10,756,294	208,446
TOTAL INCREASE (DECREASE) IN NET ASSETS	882,578	(395,343)	(135,757)	(950,670)	(7,692)	14,962,351	226,194
NET ASSETS AT DECEMBER 31, 2016	941,257	1,564,616	878,140	4,125,634	10,878	174,332,327	863,029
Changes From Operations:
• Net investment income (loss)	33,051	9,357	(67)	176,432	67	5,587,368	11,246
• Net realized gain (loss) on investments	3,049	85,442	20,009	75,175	1,148	(286,960)	5,921
• Net change in unrealized appreciation or depreciation on investments	21,329	288,992	207,145	173,525	602	2,663,032	9,872
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	57,429	383,791	227,087	425,132	1,817	7,963,440	27,039
Changes From Unit Transactions:
• Contract purchases	43,410	27,598	186,063	284,665	1,893	4,468,799	40,253
• Contract withdrawals	(13,609)	(83,538)	(111,596)	(270,616)	(309)	(7,907,147)	(79,640)
• Contract transfers	(29,175)	(96,510)	17,139	(352,122)	(7,444)	24,364,792	292,599
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	626	(152,450)	91,606	(338,073)	(5,860)	20,926,444	253,212
TOTAL INCREASE (DECREASE) IN NET ASSETS	58,055	231,341	318,693	87,059	(4,043)	28,889,884	280,251
NET ASSETS AT DECEMBER 31, 2017	$999,312	$1,795,957	$1,196,833	$4,212,693	$6,835	$203,222,211	$1,143,280

See accompanying notes.

	LVIP Delaware Social Awareness Fund - Standard Class Subaccount	LVIP Delaware Special Opportunities Fund - Standard Class Subaccount	LVIP Delaware Wealth Builder Fund - Standard Class Subaccount	LVIP Dimensional International Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$2,456,048	$14,429,247	$734,645	$902,799	$11,472,245	$—
Changes From Operations:
• Net investment income (loss)	33,102	305,731	13,531	20,758	193,087	—
• Net realized gain (loss) on investments	204,196	2,362,406	82,506	(6,147)	3,789,461	—
• Net change in unrealized appreciation or depreciation on investments	(99,583)	536,000	(50,353)	9,749	(2,411,244)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	137,715	3,204,137	45,684	24,360	1,571,304	—
Changes From Unit Transactions:
• Contract purchases	38,692	1,454,347	1,952	726	248,859	—
• Contract withdrawals	(102,906)	(470,514)	(7,849)	(10,488)	(277,255)	—
• Contract transfers	(179,474)	505,762	91,067	(91,023)	(1,286,379)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(243,688)	1,489,595	85,170	(100,785)	(1,314,775)	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	(105,973)	4,693,732	130,854	(76,425)	256,529	—
NET ASSETS AT DECEMBER 31, 2016	2,350,075	19,122,979	865,499	826,374	11,728,774	—
Changes From Operations:
• Net investment income (loss)	31,924	283,143	18,132	24,266	189,727	—
• Net realized gain (loss) on investments	290,748	2,021,259	42,781	(3,198)	(213,512)	407
• Net change in unrealized appreciation or depreciation on investments	168,147	1,101,071	36,137	204,940	2,476,337	—
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	490,819	3,405,473	97,050	226,008	2,452,552	407
Changes From Unit Transactions:
• Contract purchases	12,084	1,031,184	1,250	1,043	56,818	400
• Contract withdrawals	(159,938)	(638,648)	(8,061)	(10,962)	(137,577)	(45)
• Contract transfers	181,993	(366,223)	(84,160)	63,551	(756,121)	(762)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	34,139	26,313	(90,971)	53,632	(836,880)	(407)
TOTAL INCREASE (DECREASE) IN NET ASSETS	524,958	3,431,786	6,079	279,640	1,615,672	—
NET ASSETS AT DECEMBER 31, 2017	$2,875,033	$22,554,765	$871,578	$1,106,014	$13,344,446	$—

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Dimensional/ Vanguard Total Bond Fund - Standard Class Subaccount	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Income Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$291,308	$966,444	$2,590,964	$31,580	$5,415,289	$3,755,249	$5,347,608
Changes From Operations:
• Net investment income (loss)	19,142	19,573	36,393	459	130,373	59,469	(426)
• Net realized gain (loss) on investments	35,660	1,588	(55,603)	(639)	70,264	39,825	(7,472)
• Net change in unrealized appreciation or depreciation on investments	4,821	(1,695)	65,675	708	28,692	41,666	22,409
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	59,623	19,466	46,465	528	229,329	140,960	14,511
Changes From Unit Transactions:
• Contract purchases	103,971	249,074	71,425	5,250	379,540	209,043	119,542
• Contract withdrawals	(13,682)	(29,905)	(34,870)	(527)	(239,940)	(127,664)	(129,584)
• Contract transfers	1,172,811	(112,835)	(342,956)	6,753	91,235	(873,228)	887,161
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,263,100	106,334	(306,401)	11,476	230,835	(791,849)	877,119
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,322,723	125,800	(259,936)	12,004	460,164	(650,889)	891,630
NET ASSETS AT DECEMBER 31, 2016	1,614,031	1,092,244	2,331,028	43,584	5,875,453	3,104,360	6,239,238
Changes From Operations:
• Net investment income (loss)	18,174	14,994	36,009	78	138,404	70,269	(315)
• Net realized gain (loss) on investments	51,420	(758)	51,757	1,146	86,501	67,986	(12,067)
• Net change in unrealized appreciation or depreciation on investments	244,965	13,070	419,489	1,200	382,750	294,662	314,046
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	314,559	27,306	507,255	2,424	607,655	432,917	301,664
Changes From Unit Transactions:
• Contract purchases	68,444	61,584	48,831	1,460	102,307	270,439	180,778
• Contract withdrawals	(21,816)	(108,005)	(48,550)	(279)	(454,252)	(107,741)	(309,050)
• Contract transfers	(15,632)	(249,895)	(137,490)	(45,502)	67,291	(520,122)	(385,745)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	30,996	(296,316)	(137,209)	(44,321)	(284,654)	(357,424)	(514,017)
TOTAL INCREASE (DECREASE) IN NET ASSETS	345,555	(269,010)	370,046	(41,897)	323,001	75,493	(212,353)
NET ASSETS AT DECEMBER 31, 2017	$1,959,586	$823,234	$2,701,074	$1,687	$6,198,454	$3,179,853	$6,026,885

See accompanying notes.

	LVIP Global Moderate Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Goldman Sachs Income Builder Fund - Standard Class Subaccount	LVIP Government Money Market Fund - Standard Class Subaccount	LVIP JPMorgan High Yield Fund - Standard Class Subaccount	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class Subaccount	LVIP Managed Risk Profile 2010 Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$11,019,820	$—	$119,192,203	$14,529,899	$543,982	$7,055,003
Changes From Operations:
• Net investment income (loss)	46,142	842	2,483	1,167,381	3,827	237,289
• Net realized gain (loss) on investments	1,058,379	4	—	(265,144)	6,442	534,416
• Net change in unrealized appreciation or depreciation on investments	(706,542)	225	—	1,223,360	37,030	(98,388)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	397,979	1,071	2,483	2,125,597	47,299	673,317
Changes From Unit Transactions:
• Contract purchases	320,478	3,334	64,053,876	1,075,891	47,043	992,129
• Contract withdrawals	(250,789)	(465)	(13,324,137)	(1,032,100)	(12,926)	(331,399)
• Contract transfers	(8,517,314)	22,499	(25,502,927)	4,999,549	(91,034)	2,531,648
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(8,447,625)	25,368	25,226,812	5,043,340	(56,917)	3,192,378
TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,049,646)	26,439	25,229,295	7,168,937	(9,618)	3,865,695
NET ASSETS AT DECEMBER 31, 2016	2,970,174	26,439	144,421,498	21,698,836	534,364	10,920,698
Changes From Operations:
• Net investment income (loss)	78,894	772	459,289	1,479,140	1,614	169,924
• Net realized gain (loss) on investments	77,402	33	3,890	8,794	64,357	162,840
• Net change in unrealized appreciation or depreciation on investments	287,781	1,313	—	31,734	(25,710)	609,341
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	444,077	2,118	463,179	1,519,668	40,261	942,105
Changes From Unit Transactions:
• Contract purchases	232,612	1,500	52,937,739	1,560,254	6,465	360,412
• Contract withdrawals	(551,736)	(779)	(16,899,491)	(943,886)	(6,768)	(144,877)
• Contract transfers	545,146	—	(46,886,164)	1,300,501	(412,573)	(3,116,814)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	226,022	721	(10,847,916)	1,916,869	(412,876)	(2,901,279)
TOTAL INCREASE (DECREASE) IN NET ASSETS	670,099	2,839	(10,384,737)	3,436,537	(372,615)	(1,959,174)
NET ASSETS AT DECEMBER 31, 2017	$3,640,273	$29,278	$134,036,761	$25,135,373	$161,749	$8,961,524

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	LVIP Managed Risk Profile 2020 Fund - Standard Class Subaccount	LVIP Managed Risk Profile 2030 Fund - Standard Class Subaccount	LVIP Managed Risk Profile 2040 Fund - Standard Class Subaccount	LVIP Managed Risk Profile 2050 Fund - Standard Class Subaccount	LVIP MFS International Growth Fund - Standard Class Subaccount	LVIP MFS Value Fund - Standard Class Subaccount	LVIP Mondrian International Value Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$35,036,480	$23,176,082	$11,433,340	$2,229,214	$5,245,313	$45,833,083	$25,969,232
Changes From Operations:
• Net investment income (loss)	691,170	543,183	237,117	47,427	97,118	1,196,397	743,983
• Net realized gain (loss) on investments	461,756	322,319	155,967	(8,965)	18,758	3,461,220	500,488
• Net change in unrealized appreciation or depreciation on investments	184,148	79,121	67,910	71,427	23,459	2,227,936	(177,527)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,337,074	944,623	460,994	109,889	139,335	6,885,553	1,066,944
Changes From Unit Transactions:
• Contract purchases	921,288	653,942	420,552	155,302	702,864	1,724,675	880,948
• Contract withdrawals	(462,255)	(435,292)	(212,813)	(59,487)	(267,967)	(1,347,704)	(827,627)
• Contract transfers	(4,610,350)	2,305,176	231,233	(6,470)	1,204,415	10,656,265	(1,754,884)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(4,151,317)	2,523,826	438,972	89,345	1,639,312	11,033,236	(1,701,563)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,814,243)	3,468,449	899,966	199,234	1,778,647	17,918,789	(634,619)
NET ASSETS AT DECEMBER 31, 2016	32,222,237	26,644,531	12,333,306	2,428,448	7,023,960	63,751,872	25,334,613
Changes From Operations:
• Net investment income (loss)	651,050	597,134	257,162	66,984	85,512	1,272,829	1,013,596
• Net realized gain (loss) on investments	1,051,099	493,302	252,262	33,555	479,600	3,240,080	284,438
• Net change in unrealized appreciation or depreciation on investments	1,820,479	2,436,925	1,136,069	354,096	1,683,993	6,908,607	4,272,078
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	3,522,628	3,527,361	1,645,493	454,635	2,249,105	11,421,516	5,570,112
Changes From Unit Transactions:
• Contract purchases	293,755	441,034	197,416	122,181	483,386	3,723,391	693,024
• Contract withdrawals	(339,115)	(366,020)	(147,481)	(53,650)	(242,232)	(2,624,075)	(1,076,513)
• Contract transfers	(2,732,050)	(953,408)	(1,452,319)	466,698	(826,063)	1,276,668	2,061,927
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,777,410)	(878,394)	(1,402,384)	535,229	(584,909)	2,375,984	1,678,438
TOTAL INCREASE (DECREASE) IN NET ASSETS	745,218	2,648,967	243,109	989,864	1,664,196	13,797,500	7,248,550
NET ASSETS AT DECEMBER 31, 2017	$32,967,455	$29,293,498	$12,576,415	$3,418,312	$8,688,156	$77,549,372	$32,583,163
See accompanying notes.

	LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class Subaccount	LVIP PIMCO Low Duration Bond Fund - Standard Class Subaccount	LVIP SSGA Bond Index Fund - Standard Class Subaccount	LVIP SSGA Conservative Index Allocation Fund - Standard Class Subaccount	LVIP SSGA Conservative Structured Allocation Fund - Standard Class Subaccount	LVIP SSGA Developed International 150 Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$6,968	$106,708	$19,037,576	$821,563	$345,318	$927,039
Changes From Operations:
• Net investment income (loss)	59	8,424	586,274	21,205	9,402	41,009
• Net realized gain (loss) on investments	(637)	736	82,868	7,479	(197)	(12,452)
• Net change in unrealized appreciation or depreciation on investments	626	(4,737)	(399,617)	9,607	17,702	68,022
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	48	4,423	269,525	38,291	26,907	96,579
Changes From Unit Transactions:
• Contract purchases	1,673	21,541	1,985,728	56,543	3,779	38,642
• Contract withdrawals	(185)	(4,937)	(1,563,519)	(50,930)	(8,359)	(30,633)
• Contract transfers	(4,608)	410,945	6,679,812	108,118	69,459	136,542
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,120)	427,549	7,102,021	113,731	64,879	144,551
TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,072)	431,972	7,371,546	152,022	91,786	241,130
NET ASSETS AT DECEMBER 31, 2016	3,896	538,680	26,409,122	973,585	437,104	1,168,169
Changes From Operations:
• Net investment income (loss)	191	20,340	831,450	32,228	18,669	117,463
• Net realized gain (loss) on investments	1,589	(8,326)	(73,645)	10,837	7,459	(506)
• Net change in unrealized appreciation or depreciation on investments	572	(1,025)	123,994	86,848	19,797	271,261
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	2,352	10,989	881,799	129,913	45,925	388,218
Changes From Unit Transactions:
• Contract purchases	1,883	36,779	1,511,451	286,671	14,159	30,724
• Contract withdrawals	(364)	(120,713)	(1,021,278)	(43,028)	(11,212)	(80,143)
• Contract transfers	4,512	99,811	9,108,551	124,198	88,604	1,454,510
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	6,031	15,877	9,598,724	367,841	91,551	1,405,091
TOTAL INCREASE (DECREASE) IN NET ASSETS	8,383	26,866	10,480,523	497,754	137,476	1,793,309
NET ASSETS AT DECEMBER 31, 2017	$12,279	$565,546	$36,889,645	$1,471,339	$574,580	$2,961,478

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	LVIP SSGA Emerging Markets 100 Fund - Standard Class Subaccount	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA International Index Fund - Standard Class Subaccount	LVIP SSGA International Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA Large Cap 100 Fund - Standard Class Subaccount	LVIP SSGA Mid-Cap Index Fund - Standard Class Subaccount	LVIP SSGA Moderate Index Allocation Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$1,426,433	$1,812,317	$11,650,985	$—	$1,314,758	$22,148,295	$435,399
Changes From Operations:
• Net investment income (loss)	43,739	24,074	454,403	628	30,847	357,501	150,736
• Net realized gain (loss) on investments	(119,254)	(2,829)	(251,741)	(913)	7,537	(912,590)	32,043
• Net change in unrealized appreciation or depreciation on investments	292,862	61,546	26,228	(160)	167,704	4,907,912	(144,582)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	217,347	82,791	228,890	(445)	206,088	4,352,823	38,197
Changes From Unit Transactions:
• Contract purchases	209,715	140,888	915,918	34	178,462	48,736	104,208
• Contract withdrawals	(208,234)	(87,161)	(288,486)	(19)	(105,698)	(362,970)	(52,652)
• Contract transfers	(65,135)	(692,824)	2,297,034	12,003	(188,917)	1,088,143	6,975,243
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(63,654)	(639,097)	2,924,466	12,018	(116,153)	773,909	7,026,799
TOTAL INCREASE (DECREASE) IN NET ASSETS	153,693	(556,306)	3,153,356	11,573	89,935	5,126,732	7,064,996
NET ASSETS AT DECEMBER 31, 2016	1,580,126	1,256,011	14,804,341	11,573	1,404,693	27,275,027	7,500,395
Changes From Operations:
• Net investment income (loss)	54,732	52,028	589,790	4,296	122,718	481,833	169,324
• Net realized gain (loss) on investments	7,340	12,337	277,218	433	564,340	1,149,643	52,222
• Net change in unrealized appreciation or depreciation on investments	329,303	109,551	3,244,597	25,143	(108,775)	3,210,701	862,162
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	391,375	173,916	4,111,605	29,872	578,283	4,842,177	1,083,708
Changes From Unit Transactions:
• Contract purchases	168,841	109,048	1,484,885	347	255,182	675,023	26,466
• Contract withdrawals	(77,082)	(35,000)	(620,929)	(1,624)	(73,588)	(822,817)	(224,115)
• Contract transfers	(6,850)	(148,322)	4,307,016	163,916	2,444,861	6,932,534	65,822
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	84,909	(74,274)	5,170,972	162,639	2,626,455	6,784,740	(131,827)
TOTAL INCREASE (DECREASE) IN NET ASSETS	476,284	99,642	9,282,577	192,511	3,204,738	11,626,917	951,881
NET ASSETS AT DECEMBER 31, 2017	$2,056,410	$1,355,653	$24,086,918	$204,084	$4,609,431	$38,901,944	$8,452,276

See accompanying notes.

	LVIP SSGA Moderate Structured Allocation Fund - Standard Class Subaccount	LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class Subaccount	LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class Subaccount	LVIP SSGA S&P 500 Index Fund - Standard Class Subaccount	LVIP SSGA Small-Cap Index Fund - Standard Class Subaccount	LVIP SSGA Small-Mid Cap 200 Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$225,402	$558,330	$848,787	$221,779,183	$30,434,359	$3,571,431
Changes From Operations:
• Net investment income (loss)	6,214	14,515	29,670	4,951,481	475,009	90,701
• Net realized gain (loss) on investments	3,843	8,824	20,525	9,914,112	1,002,647	91,349
• Net change in unrealized appreciation or depreciation on investments	11,827	19,134	37,115	12,387,078	5,173,489	851,855
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	21,884	42,473	87,310	27,252,671	6,651,145	1,033,905
Changes From Unit Transactions:
• Contract purchases	94,240	24,941	450,694	8,435,501	1,822,543	117,375
• Contract withdrawals	(22,091)	(21,699)	(64,231)	(7,070,470)	(682,507)	(192,089)
• Contract transfers	(46,074)	92,830	(34,193)	23,896,765	1,765,082	278,985
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	26,075	96,072	352,270	25,261,796	2,905,118	204,271
TOTAL INCREASE (DECREASE) IN NET ASSETS	47,959	138,545	439,580	52,514,467	9,556,263	1,238,176
NET ASSETS AT DECEMBER 31, 2016	273,361	696,875	1,288,367	274,293,650	39,990,622	4,809,607
Changes From Operations:
• Net investment income (loss)	7,545	15,697	73,981	5,804,716	425,240	127,427
• Net realized gain (loss) on investments	9,928	12,903	26,042	13,049,832	3,898,500	456,366
• Net change in unrealized appreciation or depreciation on investments	13,787	88,298	91,382	41,408,761	1,387,256	(317,820)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	31,260	116,898	191,405	60,263,309	5,710,996	265,973
Changes From Unit Transactions:
• Contract purchases	7,610	26,949	450,937	11,580,146	1,734,765	116,711
• Contract withdrawals	(112,804)	(24,597)	(53,252)	(8,940,008)	(1,275,176)	(240,716)
• Contract transfers	72	(43,497)	16,169	9,068,704	(1,893,215)	344,030
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(105,122)	(41,145)	413,854	11,708,842	(1,433,626)	220,025
TOTAL INCREASE (DECREASE) IN NET ASSETS	(73,862)	75,753	605,259	71,972,151	4,277,370	485,998
NET ASSETS AT DECEMBER 31, 2017	$199,499	$772,628	$1,893,626	$346,265,801	$44,267,992	$5,295,605

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	LVIP T. Rowe Price Growth Stock Fund - Standard Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class Subaccount	LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Vanguard Domestic Equity ETF Fund - Standard Class Subaccount	LVIP Vanguard International Equity ETF Fund - Standard Class Subaccount	LVIP Wellington Capital Growth Fund - Standard Class Subaccount	LVIP Wellington Mid-Cap Value Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$37,401,286	$20,436,607	$—	$7,344,521	$4,331,576	$212,907	$1,824,069
Changes From Operations:
• Net investment income (loss)	34,643	66,173	6,840	141,060	127,369	—	13,733
• Net realized gain (loss) on investments	1,864,055	1,320,045	11	93,188	(19,080)	36,704	68,272
• Net change in unrealized appreciation or depreciation on investments	(1,188,033)	236,220	555	678,644	83,140	(34,986)	323,119
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	710,665	1,622,438	7,406	912,892	191,429	1,718	405,124
Changes From Unit Transactions:
• Contract purchases	1,540,373	1,162,098	—	240,300	189,921	9,105	245,372
• Contract withdrawals	(1,528,207)	(652,098)	(2,464)	(218,640)	(116,032)	(4,766)	(171,094)
• Contract transfers	634,679	1,220,196	464,136	157,521	863,727	(92,702)	655,609
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	646,845	1,730,196	461,672	179,181	937,616	(88,363)	729,887
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,357,510	3,352,634	469,078	1,092,073	1,129,045	(86,645)	1,135,011
NET ASSETS AT DECEMBER 31, 2016	38,758,796	23,789,241	469,078	8,436,594	5,460,621	126,262	2,959,080
Changes From Operations:
• Net investment income (loss)	112,618	52,155	—	164,699	129,830	—	9,797
• Net realized gain (loss) on investments	2,457,118	1,801,283	21,852	189,380	117,418	405,845	440,936
• Net change in unrealized appreciation or depreciation on investments	10,586,984	4,151,206	(555)	1,482,165	1,288,900	404,268	(119,942)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	13,156,720	6,004,644	21,297	1,836,244	1,536,148	810,113	330,791
Changes From Unit Transactions:
• Contract purchases	1,521,183	1,640,660	—	111,529	122,239	546,114	228,279
• Contract withdrawals	(1,329,322)	(994,580)	(2,666)	(105,732)	(177,845)	(85,997)	(620,624)
• Contract transfers	2,932,353	400,650	(487,709)	1,071,417	(195,265)	5,646,772	(605,835)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,124,214	1,046,730	(490,375)	1,077,214	(250,871)	6,106,889	(998,180)
TOTAL INCREASE (DECREASE) IN NET ASSETS	16,280,934	7,051,374	(469,078)	2,913,458	1,285,277	6,917,002	(667,389)
NET ASSETS AT DECEMBER 31, 2017	$55,039,730	$30,840,615	$—	$11,350,052	$6,745,898	$7,043,264	$2,291,691

See accompanying notes.

	M Capital Appreciation Fund Subaccount	M International Equity Fund Subaccount	M Large Cap Growth Fund Subaccount	M Large Cap Value Fund Subaccount	MFS® VIT Growth Series - Initial Class Subaccount	MFS® VIT New Discovery Series - Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$1,706,772	$2,674,816	$410,980	$1,403,599	$49,984,648	$19,870
Changes From Operations:
• Net investment income (loss)	(4,027)	(3,359)	(870)	(2,668)	8,491	—
• Net realized gain (loss) on investments	222,189	(201,004)	(16,907)	98,467	4,087,770	607
• Net change in unrealized appreciation or depreciation on investments	188,157	196,629	11,692	76,608	(2,802,460)	1,335
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	406,319	(7,734)	(6,085)	172,407	1,293,801	1,942
Changes From Unit Transactions:
• Contract purchases	57,791	61,507	8,996	23,678	2,153,782	602
• Contract withdrawals	(32,960)	(26,287)	(23,541)	(13,358)	(900,660)	(743)
• Contract transfers	(1,697,608)	(2,397,579)	(318,661)	(1,514,469)	(468,906)	1,757
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,672,777)	(2,362,359)	(333,206)	(1,504,149)	784,216	1,616
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,266,458)	(2,370,093)	(339,291)	(1,331,742)	2,078,017	3,558
NET ASSETS AT DECEMBER 31, 2016	440,314	304,723	71,689	71,857	52,062,665	23,428
Changes From Operations:
• Net investment income (loss)	—	5,282	—	189	45,566	—
• Net realized gain (loss) on investments	82,758	(1,256)	5,252	8,705	4,380,457	6,330
• Net change in unrealized appreciation or depreciation on investments	7,737	62,128	9,329	(4,484)	12,012,545	178
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	90,495	66,154	14,581	4,410	16,438,568	6,508
Changes From Unit Transactions:
• Contract purchases	28,800	49,322	1,827	1,827	2,390,380	600
• Contract withdrawals	(53,840)	(35,035)	(41,945)	(39,994)	(1,808,425)	(946)
• Contract transfers	(10,524)	(44,627)	(29,907)	(24,564)	(492,404)	(20,739)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(35,564)	(30,340)	(70,025)	(62,731)	89,551	(21,085)
TOTAL INCREASE (DECREASE) IN NET ASSETS	54,931	35,814	(55,444)	(58,321)	16,528,119	(14,577)
NET ASSETS AT DECEMBER 31, 2017	$495,245	$340,537	$16,245	$13,536	$68,590,784	$8,851

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	MFS® VIT Research Series - Initial Class Subaccount	MFS® VIT Total Return Series - Initial Class Subaccount	MFS® VIT Utilities Series - Initial Class Subaccount	MFS® VIT II Core Equity Portfolio - Initial Class Subaccount	MFS® VIT III Mid Cap Value Portfolio - Initial Class Subaccount	Neuberger Berman AMT Large Cap Value Portfolio - I Class Subaccount	Neuberger Berman AMT Mid Cap Growth Portfolio - I Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$262,986	$38,437,104	$14,610,216	$2,116,751	$—	$348,887	$3,609,435
Changes From Operations:
• Net investment income (loss)	519	1,232,130	648,188	11,636	—	782	(5,709)
• Net realized gain (loss) on investments	11,878	1,679,735	(997,082)	114,074	1,187	22,262	(3,443)
• Net change in unrealized appreciation or depreciation on investments	(14,977)	667,777	1,864,304	74,996	—	(6,870)	122,815
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,580)	3,579,642	1,515,410	200,706	1,187	16,174	113,663
Changes From Unit Transactions:
• Contract purchases	—	4,156,242	409,505	113	—	45	5,576
• Contract withdrawals	(4,217)	(1,292,149)	(475,628)	(18,148)	(49)	(1,914)	(236,707)
• Contract transfers	(160,841)	(1,208,728)	(3,706,938)	(215,926)	(1,138)	(212,176)	(218,412)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(165,058)	1,655,365	(3,773,061)	(233,961)	(1,187)	(214,045)	(449,543)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(167,638)	5,235,007	(2,257,651)	(33,255)	—	(197,871)	(335,880)
NET ASSETS AT DECEMBER 31, 2016	95,348	43,672,111	12,352,565	2,083,496	—	151,016	3,273,555
Changes From Operations:
• Net investment income (loss)	1,322	1,189,621	614,462	18,967	28,135	605	(6,269)
• Net realized gain (loss) on investments	8,421	2,016,541	(39,762)	146,227	73,779	10,094	68,088
• Net change in unrealized appreciation or depreciation on investments	12,746	2,403,872	1,318,502	364,028	98,599	6,655	754,582
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	22,489	5,610,034	1,893,202	529,222	200,513	17,354	816,401
Changes From Unit Transactions:
• Contract purchases	—	4,133,536	575,147	2	266,982	—	4,264
• Contract withdrawals	(4,526)	(1,491,672)	(265,712)	(21,945)	(37,369)	(1,601)	(127,253)
• Contract transfers	(613)	(4,001,578)	924,250	79,301	2,040,266	(8,024)	113,277
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(5,139)	(1,359,714)	1,233,685	57,358	2,269,879	(9,625)	(9,712)
TOTAL INCREASE (DECREASE) IN NET ASSETS	17,350	4,250,320	3,126,887	586,580	2,470,392	7,729	806,689
NET ASSETS AT DECEMBER 31, 2017	$112,698	$47,922,431	$15,479,452	$2,670,076	$2,470,392	$158,745	$4,080,244

See accompanying notes.

	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class Subaccount	Oppenheimer Main Street Fund/VA Non-Service Shares Subaccount	Oppenheimer Main Street Small Cap Fund®/VA Non-Service Shares Subaccount	PIMCO VIT Commodity RealReturn® Strategy Portfolio - Administrative Class Subaccount	PIMCO VIT Real Return Portfolio - Administrative Class Subaccount	PIMCO VIT Total Return Portfolio - Administrative Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$1,889,750	$593,220	$5,685	$7,087,700	$—	$744,449
Changes From Operations:
• Net investment income (loss)	10,164	(35)	233	90,701	32	27,066
• Net realized gain (loss) on investments	65,243	40,385	1,470	(479,693)	—	(1,539)
• Net change in unrealized appreciation or depreciation on investments	227,676	(76,245)	3,705	1,508,779	784	(8,750)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	303,083	(35,895)	5,408	1,119,787	816	16,777
Changes From Unit Transactions:
• Contract purchases	15,739	—	40,898	574,392	—	23,435
• Contract withdrawals	(62,890)	(1,040)	(3,014)	(420,275)	—	(51,654)
• Contract transfers	(48,869)	(556,285)	1,727	683,055	45,040	1,203,322
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(96,020)	(557,325)	39,611	837,172	45,040	1,175,103
TOTAL INCREASE (DECREASE) IN NET ASSETS	207,063	(593,220)	45,019	1,956,959	45,856	1,191,880
NET ASSETS AT DECEMBER 31, 2016	2,096,813	—	50,704	9,044,659	45,856	1,936,329
Changes From Operations:
• Net investment income (loss)	14,334	—	463	997,198	13,733	36,816
• Net realized gain (loss) on investments	52,592	—	5,794	(528,161)	(29)	(1,916)
• Net change in unrealized appreciation or depreciation on investments	252,555	—	3,618	(242,570)	4,069	57,046
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	319,481	—	9,875	226,467	17,773	91,946
Changes From Unit Transactions:
• Contract purchases	15,472	—	3,807	456,165	10,225	20,675
• Contract withdrawals	(29,362)	—	(2,457)	(310,698)	(5,934)	(53,663)
• Contract transfers	(256,749)	—	35,702	299,952	900,313	(75,401)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(270,639)	—	37,052	445,419	904,604	(108,389)
TOTAL INCREASE (DECREASE) IN NET ASSETS	48,842	—	46,927	671,886	922,377	(16,443)
NET ASSETS AT DECEMBER 31, 2017	$2,145,655	$—	$97,631	$9,716,545	$968,233	$1,919,886

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets (continued)

Years Ended December 31, 2016 and 2017

	Putnam VT Absolute Return 500 Fund - Class IA Subaccount	T. Rowe Price Equity Income Portfolio Subaccount	Templeton Foreign VIP Fund - Class 2 Subaccount	Templeton Global Bond VIP Fund - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2016	$—	$7,340,871	$562,192	$9,798,711
Changes From Operations:
• Net investment income (loss)	—	206,921	10,780	(8,789)
• Net realized gain (loss) on investments	—	1,058,373	8,753	(505,638)
• Net change in unrealized appreciation or depreciation on investments	—	282,737	23,739	780,116
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	1,548,031	43,272	265,689
Changes From Unit Transactions:
• Contract purchases	—	1,151,472	245	793,661
• Contract withdrawals	—	(240,170)	(12,185)	(916,331)
• Contract transfers	—	723,835	60,153	(61,693)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	1,635,137	48,213	(184,363)
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	3,183,168	91,485	81,326
NET ASSETS AT DECEMBER 31, 2016	—	10,524,039	653,677	9,880,037
Changes From Operations:
• Net investment income (loss)	—	184,602	17,301	(10,688)
• Net realized gain (loss) on investments	—	1,262,068	621	30,051
• Net change in unrealized appreciation or depreciation on investments	119	134,652	91,193	133,823
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	119	1,581,322	109,115	153,186
Changes From Unit Transactions:
• Contract purchases	—	733,058	—	485,246
• Contract withdrawals	(28)	(283,455)	(11,951)	(684,124)
• Contract transfers	6,712	(1,041,099)	58,685	3,512,536
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	6,684	(591,496)	46,734	3,313,658
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,803	989,826	155,849	3,466,844
NET ASSETS AT DECEMBER 31, 2017	$6,803	$11,513,865	$809,526	$13,346,881

See accompanying notes.

	Templeton Growth VIP Fund - Class 1 Subaccount	Templeton Growth VIP Fund - Class 2 Subaccount	Wells Fargo VT Discovery Fund - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2016	$1,195,031	$25,705	$59,381
Changes From Operations:
• Net investment income (loss)	25,578	406	—
• Net realized gain (loss) on investments	69,841	906	(390)
• Net change in unrealized appreciation or depreciation on investments	8,626	652	4,390
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	104,045	1,964	4,000
Changes From Unit Transactions:
• Contract purchases	19,154	16	9,361
• Contract withdrawals	(260,592)	(259)	(1,294)
• Contract transfers	(6,186)	(3,239)	(6,439)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(247,624)	(3,482)	1,628
TOTAL INCREASE (DECREASE) IN NET ASSETS	(143,579)	(1,518)	5,628
NET ASSETS AT DECEMBER 31, 2016	1,051,452	24,187	65,009
Changes From Operations:
• Net investment income (loss)	18,704	400	—
• Net realized gain (loss) on investments	2,396	1,044	4,782
• Net change in unrealized appreciation or depreciation on investments	173,248	2,987	15,191
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	194,348	4,431	19,973
Changes From Unit Transactions:
• Contract purchases	21,704	—	4,586
• Contract withdrawals	(22,936)	(304)	(2,800)
• Contract transfers	(8,672)	(4,128)	3,078
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(9,904)	(4,432)	4,864
TOTAL INCREASE (DECREASE) IN NET ASSETS	184,444	(1)	24,837
NET ASSETS AT DECEMBER 31, 2017	$1,235,896	$24,186	$89,846

Lincoln Life Flexible Premium Variable
Life Account S

Notes to financial statements

December 31, 2017

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln Life Flexible Premium Variable Life Account S (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on May 14, 1999, are part of the operations of the Company. The Variable Account consists of five products as follows:

• Lincoln CVUL • Lincoln CVUL Series III • Lincoln Corporate Commitment VUL	• Lincoln Corporate Variable 4 • Lincoln Corporate Variable 5

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred sixty-three available mutual funds (the Funds) of twenty-six open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds):

Invesco V.I. Comstock Fund - Series I Shares

Invesco V.I. Growth and Income Fund - Series I Shares

Invesco V.I. International Growth Fund - Series I Shares**

AllianceBernstein Variable Products Series Fund:

AB VPS Global Thematic Growth Portfolio - Class A

AB VPS Growth and Income Portfolio - Class A

AB VPS International Value Portfolio - Class A

AB VPS Large Cap Growth Portfolio - Class A

AB VPS Small/Mid Cap Value Portfolio - Class A

American Century Variable Portfolios, Inc.:

American Century VP Income & Growth Fund - Class I

American Century VP Inflation Protection Fund - Class II

American Century VP International Fund - Class I

American Century VP Mid Cap Value - Class I

American Funds Insurance Series®:

American Funds Bond Fund - Class 2

American Funds Capital Income Builder® - Class 2

American Funds Global Growth Fund - Class 2

American Funds Global Small Capitalization Fund - Class 2

American Funds Growth Fund - Class 2

American Funds Growth-Income Fund - Class 2

American Funds High-Income Bond Fund - Class 2

American Funds International Fund - Class 2

American Funds U.S. Government/AAA-Rated Securities Fund - Class 2

BlackRock Variable Series Funds, Inc.:

BlackRock Equity Dividend V.I. Fund - Class I

BlackRock Global Allocation V.I. Fund - Class I

Delaware VIP® Trust:

Delaware VIP® Diversified Income Series - Standard Class

Delaware VIP® Emerging Markets Series - Standard Class

Delaware VIP® High Yield Series - Standard Class

Delaware VIP® International Value Equity Series - Standard Class

Delaware VIP® Limited-Term Diversified Income Series - Standard Class

Delaware VIP® REIT Series - Standard Class

Delaware VIP® Small Cap Value Series - Standard Class

Delaware VIP® Smid Cap Core Series - Standard Class

Delaware VIP® U.S. Growth Series - Standard Class

Delaware VIP® Value Series - Standard Class

Deutsche Investments VIT Funds:

Deutsche Equity 500 Index VIP Portfolio - Class A

Deutsche Small Cap Index VIP Portfolio - Class A

Deutsche Variable Series II:

Deutsche Alternative Asset Allocation VIP Portfolio - Class A

Fidelity® Variable Insurance Products:

Fidelity® VIP Asset Manager Portfolio - Service Class

Fidelity® VIP Contrafund® Portfolio - Service Class

Fidelity® VIP Equity-Income Portfolio - Service Class

Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class

Lincoln Life Flexible Premium Variable
Life Account S

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class

Fidelity® VIP Freedom Income Portfolio(SM) - Service Class

Fidelity® VIP Growth Portfolio - Service Class

Fidelity® VIP High Income Portfolio - Service Class**

Fidelity® VIP Investment Grade Bond Portfolio - Service Class

Fidelity® VIP Mid Cap Portfolio - Service Class

Fidelity® VIP Overseas Portfolio - Service Class

Franklin Templeton Variable Insurance Products Trust:

Franklin Income VIP Fund - Class 1

Franklin Mutual Shares VIP Fund - Class 1

Franklin Rising Dividends VIP Fund - Class 1

Franklin Small Cap Value VIP Fund - Class 2

Franklin Small-Mid Cap Growth VIP Fund - Class 1

Franklin Small-Mid Cap Growth VIP Fund - Class 2

Franklin U.S. Government Securities VIP Fund - Class 1

Templeton Foreign VIP Fund - Class 2

Templeton Global Bond VIP Fund - Class 1

Templeton Growth VIP Fund - Class 1

Templeton Growth VIP Fund - Class 2

Goldman Sachs Variable Insurance Trust:

Goldman Sachs VIT Global Trends Allocation Fund - Service Shares

Goldman Sachs VIT Mid Cap Value Fund - Service Shares

Ivy Variable Insurance Portfolios:

Ivy VIP Asset Strategy Portfolio**

Janus Aspen Series:

Janus Henderson Balanced Portfolio - Institutional Shares

Janus Henderson Balanced Portfolio - Service Shares

Janus Henderson Enterprise Portfolio - Institutional Shares

Janus Henderson Enterprise Portfolio - Service Shares

Janus Henderson Flexible Bond Portfolio - Institutional Shares

Janus Henderson Flexible Bond Portfolio - Service Shares

Janus Henderson Global Research Portfolio - Institutional Shares

Janus Henderson Global Research Portfolio - Service Shares

Janus Henderson Global Technology Portfolio - Service Shares

JPMorgan Insurance Trust:

JPMorgan Insurance Trust Core Bond Portfolio - Class 1

JPMorgan Insurance Trust Global Allocation Portfolio - Class 1

JPMorgan Insurance Trust Income Builder Portfolio - Class 1

Legg Mason Partners Variable Equity Trust:

ClearBridge Variable Aggressive Growth Portfolio - Class I

ClearBridge Variable Mid Cap Portfolio - Class I

ClearBridge Variable Small Cap Growth Portfolio - Class I

Lincoln Variable Insurance Products Trust*:

LVIP Baron Growth Opportunities Fund - Service Class

LVIP Baron Growth Opportunities Fund - Standard Class

LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class

LVIP BlackRock Inflation Protected Bond Fund - Standard Class

LVIP BlackRock Multi-Asset Income Fund - Standard Class

LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class

LVIP Blended Mid Cap Managed Volatility Fund - Standard Class

LVIP Clarion Global Real Estate Fund - Standard Class

LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class

LVIP Delaware Bond Fund - Standard Class

LVIP Delaware Diversified Floating Rate Fund - Standard Class

LVIP Delaware Social Awareness Fund - Standard Class

LVIP Delaware Special Opportunities Fund - Standard Class

LVIP Delaware Wealth Builder Fund - Standard Class

LVIP Dimensional International Equity Managed Volatility Fund - Standard Class

LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class

LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class**

LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class

LVIP Dimensional/Vanguard Total Bond Fund - Standard Class

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class

LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class

LVIP Global Conservative Allocation Managed Risk Fund - Standard Class

LVIP Global Growth Allocation Managed Risk Fund - Standard Class

LVIP Global Income Fund - Standard Class

LVIP Global Moderate Allocation Managed Risk Fund - Standard Class

Lincoln Life Flexible Premium Variable
Life Account S

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP Goldman Sachs Income Builder Fund - Standard Class

LVIP Government Money Market Fund - Standard Class

LVIP JPMorgan High Yield Fund - Standard Class

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class

LVIP Managed Risk Profile 2010 Fund - Standard Class

LVIP Managed Risk Profile 2020 Fund - Standard Class

LVIP Managed Risk Profile 2030 Fund - Standard Class

LVIP Managed Risk Profile 2040 Fund - Standard Class

LVIP Managed Risk Profile 2050 Fund - Standard Class

LVIP MFS International Growth Fund - Standard Class

LVIP MFS Value Fund - Standard Class

LVIP Mondrian International Value Fund - Standard Class

LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class

LVIP PIMCO Low Duration Bond Fund - Standard Class

LVIP SSGA Bond Index Fund - Standard Class

LVIP SSGA Conservative Index Allocation Fund - Standard Class

LVIP SSGA Conservative Structured Allocation Fund - Standard Class

LVIP SSGA Developed International 150 Fund - Standard Class

LVIP SSGA Emerging Markets 100 Fund - Standard Class

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class

LVIP SSGA International Index Fund - Standard Class

LVIP SSGA International Managed Volatility Fund - Standard Class

LVIP SSGA Large Cap 100 Fund - Standard Class

LVIP SSGA Mid-Cap Index Fund - Standard Class

LVIP SSGA Moderate Index Allocation Fund - Standard Class

LVIP SSGA Moderate Structured Allocation Fund - Standard Class

LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class

LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class

LVIP SSGA S&P 500 Index Fund - Standard Class

LVIP SSGA Small-Cap Index Fund - Standard Class

LVIP SSGA Small-Mid Cap 200 Fund - Standard Class

LVIP T. Rowe Price Growth Stock Fund - Standard Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class

LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class**

LVIP Vanguard Domestic Equity ETF Fund - Standard Class

LVIP Vanguard International Equity ETF Fund - Standard Class

LVIP Wellington Capital Growth Fund - Standard Class

LVIP Wellington Mid-Cap Value Fund - Standard Class

M Fund, Inc.:

M Capital Appreciation Fund

M International Equity Fund

M Large Cap Growth Fund

M Large Cap Value Fund

MFS Variable Insurance Trust:

MFS® VIT Growth Series - Initial Class

MFS® VIT New Discovery Series - Initial Class

MFS® VIT Research Series - Initial Class

MFS® VIT Total Return Series - Initial Class

MFS® VIT Utilities Series - Initial Class

MFS Variable Insurance Trust II:

MFS® VIT II Core Equity Portfolio - Initial Class

MFS Variable Insurance Trust III:

MFS® VIT III Mid Cap Value Portfolio - Initial Class

Neuberger Berman Advisers Management Trust:

Neuberger Berman AMT Large Cap Value Portfolio - I Class

Neuberger Berman AMT Mid Cap Growth Portfolio - I Class

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class

Oppenheimer Variable Account Funds:

Oppenheimer Main Street Fund/VA Non-Service Shares**

Oppenheimer Main Street Small Cap Fund®/VA Non-Service Shares

PIMCO Variable Insurance Trust:

PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class

PIMCO VIT Real Return Portfolio - Administrative Class

PIMCO VIT Total Return Portfolio - Administrative Class

Putnam Variable Trust:

Putnam VT Absolute Return 500 Fund - Class IA

T. Rowe Price Equity Series, Inc.:

T. Rowe Price Equity Income Portfolio

Wells Fargo Variable Trust:

Wells Fargo VT Discovery Fund - Class 2

*  Denotes an affiliate of the Company

**  Available fund with no money invested at December 31, 2017

Lincoln Life Flexible Premium Variable
Life Account S

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2017. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASC 946-10-15, "Financial Services- Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Investment Fund Changes: During 2016, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2016, the 2016 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2016:

American Funds Capital Income Builder® - Class 2	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio - Class 1
ClearBridge Variable Aggressive Growth Portfolio - Class I	LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class
Invesco V.I. Comstock Fund - Series I Shares	MFS® VIT III Mid Cap Value Portfolio - Initial Class
Ivy VIP Asset Strategy Portfolio	PIMCO VIT Real Return Portfolio - Administrative Class
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	Putnam VT Absolute Return 500 Fund - Class IA
JPMorgan Insurance Trust Income Builder Portfolio - Class 1

Also during 2016, the following funds changed their names:

Previous Fund Name	New Fund Name
ClearBridge Variable Mid Cap Core Portfolio - Class I	ClearBridge Variable Mid Cap Portfolio - Class I
LVIP BlackRock Equity Dividend Managed Volatility Fund - Standard Class	LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class
LVIP UBS Large Cap Growth Managed Volatility Fund - Standard Class	LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
LVIP Ivy Mid Cap Growth Managed Volatility Fund - Standard Class	LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
LVIP Dimensional International Core Equity Managed Volatility Fund - Standard Class	LVIP Dimensional International Equity Managed Volatility Fund - Standard Class

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Previous Fund Name	New Fund Name
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund - Standard Class	LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class
LVIP Templeton Growth Managed Volatility Fund - Standard Class	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class
LVIP Money Market Fund - Standard Class	LVIP Government Money Market Fund - Standard Class
LVIP JPMorgan Mid Cap Value Managed Volatility Fund - Standard Class	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class
LVIP SSgA Bond Index Fund - Standard Class	LVIP SSGA Bond Index Fund - Standard Class
LVIP SSgA Conservative Index Allocation Fund - Standard Class	LVIP SSGA Conservative Index Allocation Fund - Standard Class
LVIP SSgA Conservative Structured Allocation Fund - Standard Class	LVIP SSGA Conservative Structured Allocation Fund - Standard Class
LVIP SSgA Developed International 150 Fund - Standard Class	LVIP SSGA Developed International 150 Fund - Standard Class
LVIP SSgA Emerging Markets 100 Fund - Standard Class	LVIP SSGA Emerging Markets 100 Fund - Standard Class
LVIP SSgA Global Tactical Allocation Managed Volatility Fund - Standard Class	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class
LVIP SSgA International Index Fund - Standard Class	LVIP SSGA International Index Fund - Standard Class
LVIP SSgA Large Cap 100 Fund - Standard Class	LVIP SSGA Large Cap 100 Fund - Standard Class
LVIP SSgA Mid-Cap Index Fund - Standard Class	LVIP SSGA Mid-Cap Index Fund - Standard Class
LVIP SSgA Moderate Index Allocation Fund - Standard Class	LVIP SSGA Moderate Index Allocation Fund - Standard Class
LVIP SSgA Moderate Structured Allocation Fund - Standard Class	LVIP SSGA Moderate Structured Allocation Fund - Standard Class
LVIP SSgA Moderately Aggressive Index Allocation Fund - Standard Class	LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class
LVIP SSgA Moderately Aggressive Structured Allocation Fund - Standard Class	LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class
LVIP SSgA S&P 500 Index Fund - Standard Class	LVIP SSGA S&P 500 Index Fund - Standard Class
LVIP SSgA Small-Cap Index Fund - Standard Class	LVIP SSGA Small-Cap Index Fund - Standard Class
LVIP SSgA Small-Mid Cap 200 Fund - Standard Class	LVIP SSGA Small-Mid Cap 200 Fund - Standard Class

During 2016, the following fund mergers occurred:

Fund Acquired	Acquiring Fund
LVIP BlackRock U.S. Opportunities Managed Volatility Fund - Standard Class	LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
LVIP BlackRock Emerging Markets Managed Volatility Fund - Standard Class	LVIP SSGA International Managed Volatility Fund - Standard Class

Also during 2016, the LVIP AQR Enhanced Global Strategies Fund - Standard Class ceased to be available as an investment option to Variable Account contract owners.

During 2017, the following fund became available as an investment option for account contract owners. Accordingly, for the subaccount that commenced operations during 2017, the 2017 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2017:

American Century VP Mid Cap Value - Class I

Also during 2017, the following funds changed their names:

Previous Fund Name	New Fund Name
Delaware VIP® Smid Cap Growth Series - Standard Class	Delaware VIP® Smid Cap Core Series - Standard Class
Janus Aspen Balanced Portfolio - Institutional Shares	Janus Henderson Balanced Portfolio - Institutional Shares
Janus Aspen Balanced Portfolio - Service Shares	Janus Henderson Balanced Portfolio - Service Shares
Janus Aspen Enterprise Portfolio - Institutional Shares	Janus Henderson Enterprise Portfolio - Institutional Shares
Janus Aspen Enterprise Portfolio - Service Shares	Janus Henderson Enterprise Portfolio - Service Shares
Janus Aspen Flexible Bond Portfolio - Institutional Shares	Janus Henderson Flexible Bond Portfolio - Institutional Shares
Janus Aspen Flexible Bond Portfolio - Service Shares	Janus Henderson Flexible Bond Portfolio - Service Shares
Janus Aspen Global Research Portfolio - Institutional Shares	Janus Henderson Global Research Portfolio - Institutional Shares
Janus Aspen Global Research Portfolio - Service Shares	Janus Henderson Global Research Portfolio - Service Shares
Janus Aspen Global Technology Portfolio - Service Shares	Janus Henderson Global Technology Portfolio - Service Shares
LVIP Delaware Foundation Aggressive Allocation Fund - Standard Class	LVIP Delaware Wealth Builder Fund - Standard Class

Also during 2017, the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio - Class 1 ceased to be available as an investment option to Variable Account contract owners.

Lincoln Life Flexible Premium Variable
Life Account S

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported on the statements of operations. For the Lincoln Corporate Commitment VUL product and the Lincoln Corporate Variable 5 product, the mortality and expense guarantees are deducted as a monthly contract charge rather than a daily reduction of current value of the Variable Account. The rates are as follows:

•  Lincoln CVUL at a daily rate of .0005479% to .0019178% (.20% to .70% on an annual basis)

•  Lincoln CVUL Series III at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)

•  Lincoln Corporate Commitment VUL at a daily rate of .0002740% to .0008219% (.10% to .30% on an annual basis)

•  Lincoln Corporate Variable 4 at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)

•  Lincoln Corporate Variable 5 at a daily rate of .0002740% to .0010959% (.10% to .40% on an annual basis)

For the Lincoln Corporate Commitment VUL and Lincoln Corporate Variable 5 products, the mortality and expense guarantees deducted as a monthly charge amounted to $3,335,349 and $2,809,904 for the years ended December 31, 2017 and 2016, respectively.

The Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2017 and 2016, amounted to $6,463,167 and $6,341,156, respectively.

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, the administrative fee and the cost of insurance charge are deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The monthly deduction also includes a monthly administrative fee of $6 currently, guaranteed not to exceed $10 per month during all policy years. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. The administrative fees and cost of insurance charges for the years December 31, 2017 and 2016, amounted to $31,357,919 and $29,434,590, respectively.

Under certain circumstances, the Company reserves the right to assess a transfer fee of $25 for each transfer after the twelfth transfer per year between variable subaccounts for the Lincoln CVUL and Lincoln CVUL Series III products and after the twenty-fourth transfer per year between variable subaccounts for the Lincoln Corporate Commitment VUL, Lincoln Corporate Variable 4 and Lincoln Corporate Variable 5 products. For the years ended December 31, 2017 and 2016, no transfer fees were deducted from the variable subaccounts.

Premium load, cost of insurance, administrative and transfer fees are included within Contract withdrawals on the Statements of Changes in Net Assets.

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2017, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Global Thematic Growth Portfolio - Class A
	2017		0.00%	0.20%	$13.90	$22.60	52,916	$980,624	36.40%	36.67%	0.45%
	2016		0.00%	0.40%	10.18	17.11	62,442	846,734	-1.03%	-0.62%	0.00%
	2015		0.00%	0.40%	14.94	17.29	65,662	911,416	2.48%	2.89%	0.00%
	2014		0.00%	0.40%	14.55	17.05	85,144	1,382,090	4.64%	5.06%	0.00%
	2013		0.00%	0.40%	13.88	16.26	92,054	1,421,950	22.77%	23.26%	0.25%
AB VPS Growth and Income Portfolio - Class A
	2017		0.00%	0.20%	17.39	31.47	85,364	2,100,629	18.69%	18.92%	1.44%
	2016		0.00%	0.20%	14.65	26.49	93,700	1,897,457	11.08%	11.30%	0.93%
	2015		0.00%	0.20%	13.19	23.83	114,329	2,145,333	1.50%	1.70%	1.30%
	2014		0.00%	0.40%	18.93	23.45	153,812	3,137,669	9.10%	9.54%	1.38%
	2013		0.00%	0.40%	17.28	21.43	173,198	3,235,482	34.43%	34.96%	1.32%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS International Value Portfolio - Class A
	2017		0.00%	0.20%	$11.43	$13.37	122,074	$1,399,221	25.21%	25.42%	2.25%
	2016		0.00%	0.40%	8.73	10.68	128,106	1,170,720	-0.90%	-0.50%	1.13%
	2015		0.00%	0.40%	8.81	10.75	148,215	1,359,865	2.18%	2.59%	2.06%
	2014		0.00%	0.40%	8.62	8.92	198,884	1,771,133	-6.59%	-6.21%	3.87%
	2013		0.00%	0.40%	9.23	9.52	171,605	1,627,744	22.51%	23.00%	6.25%
AB VPS Large Cap Growth Portfolio - Class A
	2017		0.10%	0.20%	16.63	35.84	97,676	1,784,912	31.85%	31.85%	0.00%
	2016		0.10%	0.10%	27.18	27.18	105,520	1,433,089	2.53%	2.53%	0.00%
	2015		0.10%	0.10%	26.51	26.51	6,134	162,616	11.00%	11.00%	0.00%
	2014		0.10%	0.20%	23.56	23.88	34,949	729,206	13.91%	14.03%	0.00%
	2013		0.10%	0.40%	17.60	20.95	39,091	725,244	36.80%	37.21%	0.08%
AB VPS Small/Mid Cap Value Portfolio - Class A
	2017		0.00%	0.35%	13.60	42.35	694,698	19,344,126	12.75%	13.15%	0.47%
	2016		0.00%	0.40%	12.06	38.78	903,044	22,545,275	24.59%	25.09%	0.56%
	2015		0.00%	0.40%	12.23	31.13	895,098	19,408,136	-5.86%	-5.49%	0.79%
	2014		0.00%	0.70%	18.66	40.87	860,662	19,682,965	8.44%	9.20%	0.72%
	2013		0.00%	0.70%	17.12	37.57	809,571	17,503,502	37.10%	38.06%	0.59%
American Century VP Income & Growth Fund - Class I
	2017		0.00%	0.20%	16.84	30.93	274,277	5,553,740	20.24%	20.49%	2.39%
	2016		0.00%	0.20%	14.01	25.69	336,141	5,418,639	13.26%	13.48%	2.20%
	2015		0.00%	0.20%	17.60	22.66	286,461	3,865,754	-5.81%	-5.62%	2.10%
	2014		0.00%	0.40%	18.65	24.04	219,909	4,816,559	12.05%	12.50%	2.05%
	2013		0.00%	0.40%	16.58	21.39	231,676	4,494,897	35.28%	35.82%	2.23%
American Century VP Inflation Protection Fund - Class II
	2017		0.00%	0.20%	9.89	16.29	1,177,092	16,513,325	3.46%	3.67%	2.73%
	2016		0.00%	0.40%	9.56	15.73	1,076,494	14,062,100	3.98%	4.39%	1.65%
	2015		0.00%	0.40%	9.18	15.08	924,338	12,383,461	-2.86%	-2.47%	1.97%
	2014		0.00%	0.40%	11.82	15.48	957,686	13,702,645	2.89%	3.30%	1.31%
	2013		0.00%	0.40%	11.47	15.00	1,172,344	16,384,031	-8.84%	-8.48%	1.65%
American Century VP International Fund - Class I
	2017		0.00%	0.35%	11.51	27.13	109,099	1,879,851	30.75%	31.21%	0.85%
	2016		0.00%	0.35%	8.80	20.70	97,479	1,342,676	-5.82%	-5.50%	1.02%
	2015		0.00%	0.40%	13.72	21.93	120,673	1,787,324	0.36%	0.76%	0.45%
	2014		0.00%	0.70%	13.64	21.78	211,060	3,294,594	-6.19%	-5.51%	1.70%
	2013		0.00%	0.70%	14.46	23.07	170,045	2,947,413	21.55%	22.41%	1.67%
American Century VP Mid Cap Value - Class I
	2017	8/3/17	0.00%	0.00%	10.82	10.82	38,975	421,626	7.25%	7.25%	0.88%
American Funds Bond Fund - Class 2
	2017		0.00%	0.00%	10.95	10.95	10,879	119,163	3.66%	3.66%	1.86%
	2016		0.00%	0.00%	10.57	10.57	12,078	127,621	2.94%	2.94%	0.52%
	2015		0.00%	0.00%	10.26	10.26	4,273	43,857	0.27%	0.27%	1.26%
	2014		0.00%	0.00%	10.24	10.24	3,064	31,362	5.28%	5.28%	2.17%
	2013	8/13/13	0.00%	0.00%	9.72	9.72	2,447	23,789	0.59%	0.59%	0.93%
American Funds Capital Income Builder® - Class 2
	2017		0.00%	0.00%	11.31	11.31	14,750	166,865	13.04%	13.04%	2.92%
	2016	8/29/16	0.00%	0.00%	10.01	10.01	1,392	13,927	-2.32%	-2.32%	1.86%
American Funds Global Growth Fund - Class 2
	2017		0.00%	0.20%	14.30	37.00	984,829	27,792,903	31.21%	31.47%	0.74%
	2016		0.00%	0.40%	12.80	28.17	840,484	17,962,493	0.22%	0.62%	0.94%
	2015		0.00%	0.40%	12.74	28.03	612,773	13,222,475	6.51%	6.94%	1.04%
	2014		0.00%	0.40%	16.02	26.24	591,317	11,741,370	1.90%	2.31%	1.01%
	2013		0.00%	0.70%	15.69	25.67	703,590	15,636,325	28.28%	29.18%	1.28%
American Funds Global Small Capitalization Fund - Class 2
	2017		0.00%	0.20%	12.53	36.90	354,303	7,462,031	25.64%	25.89%	0.43%
	2016		0.00%	0.40%	9.96	31.83	356,864	5,823,079	1.69%	2.10%	0.16%
	2015		0.00%	0.40%	11.62	31.30	624,418	11,030,262	-0.13%	0.27%	0.00%
	2014		0.00%	0.40%	14.31	36.39	617,709	11,802,473	1.71%	2.12%	0.12%
	2013		0.00%	0.70%	14.04	35.77	596,422	11,612,312	27.38%	28.28%	0.85%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Growth Fund - Class 2
	2017		0.00%	0.35%	$15.51	$38.42	2,091,461	$50,586,512	27.84%	28.29%	0.51%
	2016		0.00%	0.40%	12.13	29.98	2,127,962	40,300,665	9.05%	9.49%	0.74%
	2015		0.00%	0.40%	11.12	27.41	1,795,401	37,425,811	6.43%	6.86%	0.56%
	2014		0.00%	0.70%	12.63	25.67	1,988,920	40,407,048	7.75%	8.51%	0.75%
	2013		0.00%	0.70%	16.31	23.68	2,118,978	41,297,821	29.19%	30.10%	0.88%
American Funds Growth-Income Fund - Class 2
	2017		0.00%	0.35%	14.31	32.72	721,109	16,068,517	21.95%	22.38%	1.35%
	2016		0.00%	0.40%	11.73	26.76	748,380	13,790,147	11.08%	11.52%	1.35%
	2015		0.00%	0.40%	10.56	24.02	836,732	14,088,805	1.05%	1.45%	1.31%
	2014		0.00%	0.70%	13.01	23.75	711,166	13,954,425	9.86%	10.63%	1.25%
	2013		0.00%	0.70%	16.30	21.56	720,692	13,231,173	32.57%	33.50%	1.39%
American Funds High-Income Bond Fund - Class 2
	2017		0.00%	0.35%	11.16	23.17	592,717	8,992,421	6.51%	6.89%	6.35%
	2016		0.00%	0.40%	10.47	21.70	684,077	9,550,280	17.22%	17.69%	6.20%
	2015		0.00%	0.40%	8.93	18.45	578,937	7,080,867	-7.67%	-7.30%	5.47%
	2014		0.00%	0.40%	13.51	24.63	542,395	8,706,129	0.23%	0.63%	5.53%
	2013		0.00%	0.70%	13.45	24.57	557,646	10,284,909	5.86%	6.60%	6.18%
American Funds International Fund - Class 2
	2017		0.00%	0.40%	12.14	32.98	5,150,230	99,856,565	31.61%	32.14%	1.30%
	2016		0.00%	0.40%	9.22	25.06	5,151,718	76,833,812	3.11%	3.53%	1.34%
	2015		0.00%	0.40%	10.40	24.30	4,577,607	74,297,085	-4.91%	-4.53%	1.51%
	2014		0.00%	0.70%	12.83	25.56	4,414,083	76,516,937	-3.33%	-2.65%	1.40%
	2013		0.00%	0.70%	13.20	26.36	4,003,237	74,851,645	20.79%	21.63%	1.43%
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2
	2017		0.00%	0.35%	10.49	15.82	368,319	4,810,121	1.22%	1.59%	1.34%
	2016		0.00%	0.40%	10.36	15.59	415,001	5,308,823	0.78%	1.19%	1.31%
	2015		0.00%	0.40%	10.28	15.42	322,174	3,935,502	1.18%	1.59%	1.15%
	2014		0.00%	0.70%	10.14	15.19	648,541	9,220,550	4.24%	5.02%	1.03%
	2013		0.00%	0.70%	11.02	14.48	797,636	10,964,171	-3.77%	-3.08%	0.66%
BlackRock Equity Dividend V.I. Fund - Class I
	2017		0.00%	0.00%	16.59	16.59	59,485	986,828	16.74%	16.74%	1.88%
	2016		0.00%	0.00%	14.21	14.21	49,942	709,728	16.39%	16.39%	1.84%
	2015		0.00%	0.00%	12.21	12.21	23,054	281,468	-0.61%	-0.61%	1.85%
	2014	4/9/14	0.00%	0.00%	12.28	12.28	4,672	57,392	8.14%	8.14%	2.40%
BlackRock Global Allocation V.I. Fund - Class I
	2017		0.00%	0.20%	12.75	18.92	670,672	12,490,522	13.60%	13.86%	1.39%
	2016		0.00%	0.40%	11.22	16.61	628,976	10,335,562	3.70%	4.11%	1.68%
	2015		0.00%	0.40%	10.80	15.96	485,413	7,628,927	-1.11%	-0.71%	1.20%
	2014		0.00%	0.40%	13.04	16.07	302,329	4,832,998	1.70%	2.11%	2.46%
	2013		0.00%	0.40%	12.80	15.74	221,574	3,485,013	14.30%	14.76%	1.38%
ClearBridge Variable Aggressive Growth Portfolio - Class I
	2017		0.00%	0.20%	12.39	12.39	9,433	116,672	16.29%	16.29%	0.65%
	2016	9/15/16	0.00%	0.00%	10.65	10.65	1,915	20,399	0.95%	0.95%	0.70%
ClearBridge Variable Mid Cap Portfolio - Class I
	2017		0.00%	0.20%	14.31	14.31	65,805	939,353	12.80%	12.80%	0.50%
	2016		0.00%	0.00%	12.68	12.68	44,036	558,497	9.34%	9.34%	0.77%
	2015		0.00%	0.00%	11.60	11.60	44,044	510,876	2.31%	2.31%	0.08%
	2014	3/24/14	0.00%	0.00%	11.34	11.34	4,722	53,539	5.91%	5.91%	1.22%
ClearBridge Variable Small Cap Growth Portfolio - Class I
	2017		0.00%	0.20%	13.75	13.86	164,895	2,282,261	24.02%	24.26%	0.00%
	2016		0.00%	0.20%	11.12	11.16	192,292	2,142,957	5.70%	5.80%	0.00%
	2015		0.00%	0.40%	10.55	10.55	119,448	1,258,082	-4.37%	-4.37%	0.00%
	2014	2/20/14	0.00%	0.00%	11.03	11.03	6,820	75,211	1.22%	1.22%	0.00%
Delaware VIP® Diversified Income Series - Standard Class
	2017		0.00%	0.35%	10.73	21.12	2,929,053	52,617,570	4.85%	5.22%	2.69%
	2016		0.00%	0.40%	10.23	20.09	3,177,777	54,215,173	3.10%	3.52%	3.08%
	2015		0.00%	0.40%	9.92	19.43	3,250,868	53,688,211	-1.48%	-1.08%	2.98%
	2014		0.00%	0.40%	12.33	19.66	3,175,306	55,209,108	4.90%	5.32%	2.16%
	2013		0.00%	0.70%	11.74	18.69	2,687,687	45,770,751	-1.95%	-1.26%	2.40%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Delaware VIP® Emerging Markets Series - Standard Class
	2017		0.00%	0.40%	$11.99	$40.43	2,549,162	$56,447,219	39.99%	40.55%	0.56%
	2016		0.00%	0.40%	8.54	28.80	2,405,152	38,831,077	13.48%	13.93%	0.99%
	2015		0.00%	0.40%	8.28	25.30	2,291,134	33,784,272	-14.85%	-14.51%	0.86%
	2014		0.00%	0.40%	10.81	29.62	2,008,346	36,754,070	-8.43%	-8.06%	0.63%
	2013		0.00%	0.40%	11.78	32.25	1,834,671	37,791,896	9.70%	10.14%	1.69%
Delaware VIP® High Yield Series - Standard Class
	2017		0.00%	0.20%	11.52	27.73	611,094	11,353,598	7.27%	7.49%	5.98%
	2016		0.00%	0.40%	10.74	25.82	647,843	10,901,118	12.71%	13.16%	7.17%
	2015		0.00%	0.40%	13.35	22.84	1,094,088	17,136,975	-6.97%	-6.60%	7.10%
	2014		0.00%	0.40%	14.32	24.48	1,460,124	25,643,459	-0.68%	-0.29%	6.69%
	2013		0.00%	0.70%	14.39	24.57	1,360,356	25,509,675	8.45%	9.22%	7.46%
Delaware VIP® International Value Equity Series - Standard Class
	2017		0.20%	0.20%	15.16	15.16	26,741	405,271	22.27%	22.27%	1.43%
	2016	1/29/16	0.20%	0.20%	12.40	12.40	20,797	257,778	10.41%	10.41%	0.61%
Delaware VIP® Limited-Term Diversified Income Series - Standard Class
	2017		0.00%	0.20%	10.50	14.39	719,244	8,996,924	1.96%	2.17%	2.05%
	2016		0.00%	0.40%	10.30	14.08	576,542	7,707,309	1.68%	2.09%	1.53%
	2015		0.00%	0.40%	10.11	13.80	406,151	5,497,239	0.38%	0.79%	1.70%
	2014		0.00%	0.40%	13.30	13.69	490,897	6,661,481	1.29%	1.70%	1.56%
	2013		0.00%	0.40%	13.13	13.46	668,043	8,981,544	-1.46%	-1.06%	1.56%
Delaware VIP® REIT Series - Standard Class
	2017		0.00%	0.40%	12.41	34.18	1,490,075	30,046,209	1.13%	1.54%	1.58%
	2016		0.00%	0.40%	12.26	33.80	1,539,228	30,973,922	5.45%	5.87%	1.12%
	2015		0.00%	0.40%	11.62	32.06	1,401,106	27,392,519	3.33%	3.75%	1.29%
	2014		0.00%	0.40%	11.48	31.02	1,375,560	27,108,303	28.94%	29.46%	1.33%
	2013		0.00%	0.70%	15.23	42.21	1,083,689	19,278,055	1.43%	2.14%	1.52%
Delaware VIP® Small Cap Value Series - Standard Class
	2017		0.00%	0.35%	13.79	42.54	2,321,815	58,281,168	11.66%	12.05%	0.85%
	2016		0.00%	0.40%	12.35	38.75	2,442,973	53,757,193	30.88%	31.41%	0.90%
	2015		0.00%	0.40%	9.43	29.61	2,336,455	44,299,693	-6.59%	-6.22%	0.72%
	2014		0.00%	0.70%	18.95	31.70	2,175,008	46,556,668	5.13%	5.86%	0.54%
	2013		0.00%	0.70%	17.93	45.51	1,846,233	41,436,247	32.58%	33.51%	0.72%
Delaware VIP® Smid Cap Core Series - Standard Class
	2017		0.00%	0.35%	14.95	40.89	877,759	25,863,331	18.23%	18.65%	0.29%
	2016		0.00%	0.40%	12.61	35.21	858,892	21,532,211	7.86%	8.29%	0.21%
	2015		0.00%	0.40%	13.77	32.64	778,615	17,956,968	7.11%	7.54%	0.37%
	2014		0.00%	0.40%	22.13	30.47	626,774	15,284,258	2.74%	3.15%	0.07%
	2013		0.00%	0.40%	21.53	29.66	670,642	16,699,267	40.76%	41.32%	0.02%
Delaware VIP® U.S. Growth Series - Standard Class
	2017		0.00%	0.20%	13.95	33.02	191,530	4,655,455	28.02%	28.28%	0.00%
	2016		0.00%	0.40%	10.89	25.77	556,559	11,307,969	-5.54%	-5.16%	0.61%
	2015		0.00%	0.40%	14.20	27.20	541,774	11,935,604	4.97%	5.39%	0.53%
	2014		0.00%	0.40%	18.55	25.83	363,457	7,753,332	12.33%	12.78%	0.22%
	2013		0.00%	0.40%	16.48	22.93	325,373	6,240,422	34.22%	34.75%	0.31%
Delaware VIP® Value Series - Standard Class
	2017		0.00%	0.40%	13.73	35.92	3,072,982	75,182,676	13.34%	13.80%	1.74%
	2016		0.00%	0.40%	12.07	31.59	3,438,217	73,871,480	14.19%	14.65%	1.78%
	2015		0.00%	0.40%	13.03	27.58	3,009,543	63,722,889	-0.81%	-0.41%	1.71%
	2014		0.00%	0.40%	18.63	27.73	2,664,976	57,382,000	13.54%	13.99%	1.62%
	2013		0.00%	0.40%	16.37	24.35	2,519,451	48,789,110	33.16%	33.69%	1.71%
Deutsche Alternative Asset Allocation VIP Portfolio - Class A
	2017		0.00%	0.00%	15.42	15.42	93,468	1,441,249	7.41%	7.41%	2.23%
	2016		0.00%	0.00%	14.36	14.36	84,879	1,218,490	5.30%	5.30%	1.96%
	2015		0.00%	0.00%	13.63	13.63	79,806	1,088,019	-6.29%	-6.29%	3.08%
	2014		0.00%	0.00%	14.55	14.55	82,570	1,201,307	3.50%	3.50%	1.99%
	2013		0.00%	0.00%	14.06	14.06	103,312	1,452,251	0.93%	0.93%	1.84%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Deutsche Equity 500 Index VIP Portfolio - Class A
	2017		0.00%	0.40%	$14.67	$33.34	7,207,876	$172,737,200	21.05%	21.53%	1.75%
	2016		0.00%	0.40%	14.70	27.46	8,140,660	161,517,274	11.15%	11.61%	1.87%
	2015		0.00%	0.40%	13.20	24.63	8,637,883	158,915,190	0.73%	1.13%	1.72%
	2014		0.00%	0.40%	13.08	24.38	9,980,472	184,471,173	12.94%	13.39%	1.93%
	2013		0.00%	0.40%	16.14	21.52	11,391,385	188,980,363	31.40%	31.93%	1.76%
Deutsche Small Cap Index VIP Portfolio - Class A
	2017		0.00%	0.40%	13.55	39.67	4,892,897	113,678,180	13.82%	14.33%	0.97%
	2016		0.00%	0.40%	11.89	34.85	5,547,233	113,232,668	20.54%	21.03%	1.03%
	2015		0.00%	0.40%	12.14	28.91	6,155,512	103,447,454	-4.98%	-4.60%	1.05%
	2014		0.00%	0.70%	17.77	30.42	6,956,115	124,473,257	4.01%	4.74%	0.97%
	2013		0.00%	0.70%	17.68	29.16	7,009,927	121,373,895	37.67%	38.64%	1.64%
Fidelity® VIP Asset Manager Portfolio - Service Class
	2017		0.00%	0.20%	13.32	23.11	93,708	1,350,067	13.71%	13.94%	1.79%
	2016		0.00%	0.20%	11.71	20.30	103,812	1,359,730	2.80%	3.01%	1.33%
	2015		0.00%	0.20%	11.39	19.73	110,080	1,444,342	-0.17%	0.03%	1.16%
	2014		0.00%	0.40%	14.53	19.75	182,376	2,566,757	5.26%	5.69%	1.38%
	2013		0.00%	0.40%	13.77	18.70	187,652	3,262,723	15.07%	15.53%	1.38%
Fidelity® VIP Contrafund® Portfolio - Service Class
	2017		0.00%	0.35%	13.88	38.02	1,244,434	32,160,465	21.34%	21.76%	0.89%
	2016		0.00%	0.40%	11.44	31.47	1,498,016	32,168,836	7.48%	7.91%	0.48%
	2015		0.00%	0.40%	10.64	29.28	2,528,903	48,747,998	0.16%	0.56%	0.88%
	2014		0.00%	0.70%	13.13	29.23	2,798,719	57,238,090	11.04%	11.82%	0.84%
	2013		0.00%	0.70%	16.28	26.25	2,947,443	58,356,299	30.23%	31.14%	1.03%
Fidelity® VIP Equity-Income Portfolio - Service Class
	2017		0.10%	0.20%	15.42	28.43	75,959	1,665,020	12.58%	12.69%	1.65%
	2016		0.10%	0.20%	13.69	25.23	77,686	1,515,084	17.67%	17.78%	2.22%
	2015		0.10%	0.20%	11.64	21.42	74,831	1,275,470	-4.28%	-4.18%	1.17%
	2014		0.10%	0.40%	17.27	22.35	310,328	5,892,867	8.21%	8.54%	1.86%
	2013		0.10%	0.40%	15.92	20.59	468,450	9,575,499	27.50%	27.88%	2.17%
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class
	2017		0.00%	0.20%	13.81	13.94	1,434,837	19,985,279	16.24%	16.47%	1.59%
	2016		0.00%	0.20%	11.88	11.97	890,407	10,648,723	5.83%	6.04%	1.49%
	2015		0.00%	0.40%	11.16	11.28	700,775	7,898,925	-0.76%	-0.37%	2.41%
	2014		0.00%	0.40%	11.25	11.32	347,035	3,926,019	4.25%	4.66%	2.77%
	2013	6/6/13	0.00%	0.40%	10.79	10.82	116,744	1,262,464	8.42%	8.93%	1.57%
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class
	2017		0.00%	0.20%	14.86	15.00	1,186,520	17,777,421	20.58%	20.82%	1.63%
	2016		0.00%	0.20%	12.32	12.41	717,181	8,892,034	6.31%	6.52%	1.23%
	2015		0.00%	0.40%	11.53	11.65	569,310	6,622,193	-0.73%	-0.34%	1.98%
	2014		0.00%	0.40%	11.61	11.69	314,379	3,667,321	4.44%	4.86%	2.62%
	2013	6/6/13	0.00%	0.40%	11.12	11.15	152,059	1,692,635	11.53%	12.16%	2.01%
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class
	2017		0.00%	0.20%	15.47	15.62	859,218	13,412,237	23.17%	23.42%	1.70%
	2016		0.00%	0.20%	12.56	12.65	295,461	3,735,728	6.53%	6.75%	0.95%
	2015		0.00%	0.40%	11.73	11.85	298,020	3,528,765	-0.75%	-0.35%	2.01%
	2014		0.00%	0.40%	11.89	11.89	100,101	1,190,557	4.83%	4.83%	2.88%
	2013	6/6/13	0.00%	0.00%	11.35	11.35	11,241	127,541	13.88%	13.88%	2.28%
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class
	2017		0.00%	0.20%	15.54	15.68	170,913	2,678,449	23.22%	23.46%	1.46%
	2016		0.00%	0.20%	12.61	12.70	122,315	1,552,388	6.54%	6.75%	1.38%
	2015		0.00%	0.40%	11.77	11.90	116,063	1,379,334	-0.78%	-0.38%	1.87%
	2014		0.00%	0.40%	11.87	11.94	104,642	1,247,213	4.40%	4.81%	3.47%
	2013	6/6/13	0.00%	0.40%	11.37	11.40	38,852	441,832	6.03%	14.42%	2.65%
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class
	2017		0.00%	0.20%	11.86	11.97	240,021	2,870,745	8.28%	8.49%	1.53%
	2016		0.00%	0.20%	10.95	11.03	233,163	2,570,029	4.10%	4.32%	1.54%
	2015		0.00%	0.40%	10.46	10.58	208,397	2,200,738	-0.82%	-0.42%	1.92%
	2014		0.00%	0.40%	10.55	10.62	79,965	846,395	3.28%	3.69%	2.20%
	2013	6/6/13	0.00%	0.40%	10.22	10.24	51,740	529,063	2.86%	3.19%	1.21%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity® VIP Growth Portfolio - Service Class
	2017		0.00%	0.35%	$19.55	$33.01	336,966	$8,859,877	34.53%	35.00%	0.12%
	2016		0.00%	0.40%	14.51	24.64	339,612	6,617,494	0.31%	0.71%	0.00%
	2015		0.00%	0.40%	14.44	24.57	403,077	7,980,228	6.62%	7.05%	0.12%
	2014		0.00%	0.40%	16.03	23.04	608,254	11,793,778	10.74%	11.19%	0.09%
	2013		0.00%	0.40%	14.48	20.80	628,807	11,336,882	35.66%	36.20%	0.21%
Fidelity® VIP Investment Grade Bond Portfolio - Service Class
	2017		0.00%	0.00%	11.14	11.14	719,809	8,019,545	4.16%	4.16%	2.30%
	2016		0.00%	0.00%	10.70	10.70	558,176	5,970,507	4.63%	4.63%	2.66%
	2015		0.00%	0.00%	10.22	10.22	420,466	4,298,576	-0.71%	-0.71%	8.61%
	2014		0.00%	0.00%	10.30	10.30	56,124	577,857	5.75%	5.75%	2.56%
	2013	12/12/13	0.00%	0.00%	9.74	9.74	48,377	470,994	-0.19%	-0.19%	2.35%
Fidelity® VIP Mid Cap Portfolio - Service Class
	2017		0.00%	0.35%	13.52	33.77	1,342,443	37,352,947	20.28%	20.70%	0.63%
	2016		0.00%	0.40%	11.24	28.01	1,411,949	32,575,453	11.67%	12.11%	0.36%
	2015		0.00%	0.40%	10.06	25.01	1,844,442	38,385,093	-1.89%	-1.50%	0.48%
	2014		0.00%	0.70%	17.73	25.41	1,628,583	34,977,206	5.46%	6.20%	0.16%
	2013		0.00%	0.70%	16.73	23.95	1,512,491	32,939,809	35.11%	36.06%	0.45%
Fidelity® VIP Overseas Portfolio - Service Class
	2017		0.00%	0.35%	11.76	25.74	148,685	2,741,306	29.65%	30.10%	0.83%
	2016		0.00%	0.40%	9.07	20.38	328,686	4,650,283	-5.50%	-5.12%	1.27%
	2015		0.00%	0.40%	9.59	21.56	343,307	5,098,632	3.08%	3.49%	1.29%
	2014		0.00%	0.40%	13.20	20.92	387,238	5,754,830	-8.53%	-8.16%	1.25%
	2013		0.00%	0.70%	14.41	22.87	476,259	7,884,090	29.47%	30.38%	1.30%
Franklin Income VIP Fund - Class 1
	2017		0.00%	0.35%	11.16	20.79	887,286	17,604,966	9.56%	9.94%	3.92%
	2016		0.00%	0.35%	10.19	18.91	831,861	14,609,967	13.94%	14.33%	4.71%
	2015		0.00%	0.35%	8.94	16.54	786,653	11,951,560	-7.16%	-6.84%	4.86%
	2014		0.00%	0.35%	17.44	17.75	801,772	13,508,747	4.71%	4.92%	5.05%
	2013		0.00%	0.70%	16.04	16.92	745,628	12,569,825	13.39%	14.18%	6.23%
Franklin Mutual Shares VIP Fund - Class 1
	2017		0.00%	0.20%	12.02	19.85	237,998	3,923,075	8.42%	8.64%	2.51%
	2016		0.00%	0.40%	13.44	18.28	171,788	2,848,742	15.89%	16.35%	1.78%
	2015		0.00%	0.40%	11.57	15.71	233,672	3,644,080	-5.07%	-4.69%	3.30%
	2014		0.00%	0.40%	15.92	16.48	321,897	5,279,701	6.95%	7.38%	2.33%
	2013		0.00%	0.40%	14.89	15.35	318,087	4,868,394	28.01%	28.53%	2.04%
Franklin Rising Dividends VIP Fund - Class 1
	2017		0.00%	0.00%	17.05	17.05	44,217	753,906	20.85%	20.85%	1.62%
	2016		0.00%	0.00%	14.11	14.11	62,377	880,068	16.33%	16.33%	1.39%
	2015		0.00%	0.00%	12.13	12.13	54,529	661,354	-3.42%	-3.42%	1.70%
	2014		0.00%	0.00%	12.56	12.56	25,434	319,384	9.01%	9.01%	1.49%
	2013	6/17/13	0.00%	0.00%	11.52	11.52	8,168	94,090	12.69%	12.69%	0.00%
Franklin Small Cap Value VIP Fund - Class 2
	2017		0.00%	0.10%	16.49	16.56	87,809	1,450,802	10.54%	10.65%	0.58%
	2016		0.00%	0.10%	14.91	14.97	123,068	1,839,834	30.06%	30.19%	0.59%
	2015		0.00%	0.10%	11.50	11.50	62,876	721,556	-7.39%	-7.39%	0.17%
	2014		0.00%	0.00%	12.41	12.41	5,469	67,898	0.57%	0.57%	0.71%
	2013	5/24/13	0.00%	0.00%	12.34	12.34	3,223	39,782	20.80%	20.80%	0.53%
Franklin Small-Mid Cap Growth VIP Fund - Class 1
	2017		0.00%	0.35%	12.76	31.75	31,075	858,328	21.32%	21.75%	0.00%
	2016		0.00%	0.35%	10.52	26.10	62,392	1,286,909	4.04%	4.40%	0.00%
	2015		0.00%	0.35%	16.46	25.03	65,458	1,293,252	-2.64%	-2.44%	0.00%
	2014		0.00%	0.70%	16.91	26.93	175,542	3,679,966	7.04%	7.78%	0.00%
	2013		0.00%	0.70%	15.72	25.08	163,314	3,189,151	37.57%	38.50%	0.00%
Franklin Small-Mid Cap Growth VIP Fund - Class 2
	2017		0.20%	0.35%	22.31	22.57	11,067	249,702	20.99%	21.16%	0.00%
	2016		0.20%	0.35%	18.44	18.63	9,350	174,117	3.81%	3.96%	0.00%
	2015		0.20%	0.35%	17.77	17.92	21,890	392,172	-3.00%	-2.85%	0.00%
	2014		0.20%	0.35%	18.32	18.45	24,905	459,323	7.10%	7.26%	0.00%
	2013		0.20%	0.35%	17.10	17.20	33,704	579,579	37.68%	37.88%	0.00%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Franklin U.S. Government Securities VIP Fund - Class 1
	2017		0.00%	0.00%	$14.06	$14.06	435,074	$6,115,781	1.66%	1.66%	2.82%
	2016		0.00%	0.00%	13.83	13.83	429,033	5,932,635	0.90%	0.90%	2.59%
	2015		0.00%	0.00%	13.70	13.70	386,705	5,299,691	0.71%	0.71%	2.71%
	2014		0.00%	0.40%	13.20	13.61	312,838	4,256,356	3.22%	3.64%	2.81%
	2013		0.00%	0.40%	12.79	13.13	364,321	4,782,683	-2.38%	-1.99%	3.52%
Goldman Sachs VIT Global Trends Allocation Fund - Service Shares
	2017		0.00%	0.20%	11.47	11.55	6,309,445	72,364,749	12.88%	13.11%	0.31%
	2016		0.00%	0.20%	10.16	10.16	6,327,262	64,285,894	4.13%	4.13%	0.27%
	2015		0.20%	0.20%	9.76	9.76	6,344,125	61,901,499	-6.00%	-6.00%	0.11%
	2014	11/4/14	0.20%	0.20%	10.38	10.38	3,218,289	33,407,925	-0.74%	-0.74%	0.09%
Goldman Sachs VIT Mid Cap Value Fund - Service Shares
	2017		0.00%	0.20%	14.68	21.36	273,454	5,760,187	10.63%	10.85%	0.46%
	2016		0.00%	0.20%	19.17	19.27	333,452	6,339,545	13.16%	13.28%	1.03%
	2015		0.00%	0.40%	17.01	17.01	324,106	5,507,793	-9.52%	-9.52%	0.13%
	2014		0.00%	0.00%	18.80	18.80	245,956	4,624,256	13.29%	13.29%	0.88%
	2013		0.00%	0.00%	16.60	16.60	163,648	2,715,907	32.56%	32.56%	0.67%
Invesco V.I. Comstock Fund - Series I Shares
	2017	4/25/17	0.00%	0.00%	13.60	13.60	1,389	18,889	15.14%	15.14%	2.03%
Invesco V.I. Growth and Income Fund - Series I Shares
	2017		0.00%	0.00%	23.88	23.88	85,557	2,043,181	14.32%	14.32%	1.61%
	2016		0.00%	0.00%	20.89	20.89	79,071	1,651,784	19.69%	19.69%	1.11%
	2015		0.00%	0.00%	17.45	17.45	62,203	1,085,604	-3.06%	-3.06%	3.20%
	2014		0.00%	0.00%	18.00	18.00	43,037	774,844	10.28%	10.28%	2.01%
	2013		0.00%	0.00%	16.33	16.33	29,223	477,086	34.08%	34.08%	1.61%
Janus Henderson Balanced Portfolio - Institutional Shares
	2017		0.20%	0.35%	19.12	19.34	168,843	3,266,134	18.02%	18.19%	1.60%
	2016		0.20%	0.35%	16.20	16.37	184,000	3,011,465	4.24%	4.39%	1.99%
	2015		0.20%	0.35%	15.54	15.68	176,424	2,765,938	0.27%	0.42%	1.59%
	2014		0.20%	0.35%	15.50	15.61	184,880	2,886,410	8.13%	8.29%	1.76%
	2013		0.20%	0.35%	14.34	14.42	189,513	2,732,215	19.73%	19.91%	1.54%
Janus Henderson Balanced Portfolio - Service Shares
	2017		0.10%	0.35%	12.71	31.18	265,440	4,718,345	17.72%	18.02%	1.41%
	2016		0.10%	0.40%	10.80	26.42	269,008	4,182,579	3.91%	4.22%	1.79%
	2015		0.10%	0.40%	10.39	25.35	270,038	4,186,332	0.01%	0.31%	1.42%
	2014		0.10%	0.40%	11.86	25.27	250,282	4,061,176	7.81%	8.13%	1.55%
	2013		0.10%	0.70%	13.99	23.37	159,200	3,523,357	18.97%	19.68%	1.31%
Janus Henderson Enterprise Portfolio - Institutional Shares
	2017		0.20%	0.35%	29.54	29.86	233,473	6,970,444	27.07%	27.16%	0.25%
	2016		0.20%	0.35%	23.25	23.48	244,978	5,751,565	12.02%	12.14%	0.13%
	2015		0.20%	0.35%	20.75	20.94	251,806	5,271,967	3.70%	3.82%	0.64%
	2014		0.20%	0.35%	20.01	20.17	262,414	5,291,845	12.18%	12.30%	0.16%
	2013		0.20%	0.35%	17.84	17.96	266,291	4,781,979	31.79%	32.11%	0.50%
Janus Henderson Enterprise Portfolio - Service Shares
	2017		0.10%	0.20%	19.72	50.76	452,395	9,747,281	26.83%	26.96%	0.14%
	2016		0.10%	0.20%	15.55	39.98	457,863	7,781,299	11.88%	11.99%	0.03%
	2015		0.10%	0.40%	13.90	36.06	61,785	1,430,719	3.36%	3.66%	0.49%
	2014		0.10%	0.40%	17.94	34.89	216,533	4,279,714	11.79%	12.13%	0.03%
	2013		0.10%	0.40%	16.01	31.21	128,487	3,708,693	31.51%	31.91%	0.34%
Janus Henderson Flexible Bond Portfolio - Institutional Shares
	2017		0.20%	0.20%	13.42	13.42	24,393	327,385	3.41%	3.41%	2.23%
	2016		0.20%	0.20%	12.98	12.98	158,051	2,051,211	2.26%	2.26%	2.54%
	2015		0.20%	0.20%	12.69	12.69	180,687	2,293,154	0.02%	0.02%	0.46%
	2014		0.20%	0.20%	12.69	12.69	5,379,711	68,259,750	4.73%	4.73%	3.47%
	2013		0.20%	0.20%	12.12	12.12	5,415,284	65,610,507	-0.34%	-0.34%	2.43%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Janus Henderson Flexible Bond Portfolio - Service Shares
	2017		0.00%	0.35%	$10.54	$19.18	302,515	$3,553,555	2.99%	3.35%	2.52%
	2016		0.00%	0.35%	10.23	18.57	318,618	3,702,231	1.86%	2.22%	2.47%
	2015		0.00%	0.35%	10.04	18.19	181,876	2,694,534	-0.41%	-0.06%	1.39%
	2014		0.00%	0.40%	11.33	18.22	896,380	14,396,261	4.28%	4.69%	3.06%
	2013		0.00%	0.70%	10.85	19.14	854,792	14,059,027	-1.02%	-0.32%	2.08%
Janus Henderson Global Research Portfolio - Institutional Shares
	2017		0.20%	0.35%	19.36	19.59	26,923	527,282	26.57%	26.77%	0.82%
	2016		0.20%	0.35%	15.30	15.45	26,640	411,553	1.71%	1.86%	0.99%
	2015		0.20%	0.35%	15.04	15.17	29,870	453,030	-2.62%	-2.48%	0.64%
	2014		0.20%	0.35%	15.44	15.56	37,979	590,701	7.07%	7.23%	1.09%
	2013		0.20%	0.35%	14.42	14.51	37,976	550,839	27.98%	28.17%	1.19%
Janus Henderson Global Research Portfolio - Service Shares
	2017		0.20%	0.20%	20.93	20.93	15,030	314,632	26.43%	26.43%	0.72%
	2016		0.20%	0.20%	16.56	16.56	19,134	316,819	1.61%	1.61%	0.76%
	2015		0.20%	0.20%	16.30	16.30	29,524	481,089	-2.73%	-2.73%	0.53%
	2014		0.20%	0.20%	12.25	16.75	30,622	512,965	6.97%	6.97%	0.98%
	2013		0.20%	0.20%	15.66	15.66	30,142	472,039	27.82%	27.82%	1.10%
Janus Henderson Global Technology Portfolio - Service Shares
	2017		0.20%	0.20%	32.03	32.03	7,453	238,725	44.62%	44.62%	0.00%
	2016		0.20%	0.20%	22.15	22.15	9,108	201,715	13.62%	13.62%	0.08%
	2015		0.20%	0.20%	19.49	19.49	11,705	228,158	4.44%	4.44%	0.00%
	2014		0.20%	0.20%	18.66	18.66	12,399	231,403	9.13%	9.13%	0.00%
	2013		0.20%	0.20%	17.10	17.10	15,736	269,120	35.12%	35.12%	0.00%
JPMorgan Insurance Trust Core Bond Portfolio - Class 1
	2017		0.00%	0.20%	10.96	10.96	210,896	2,309,145	3.57%	3.57%	2.92%
	2016		0.00%	0.00%	10.59	10.59	95,520	1,011,126	2.12%	2.12%	2.47%
	2015		0.00%	0.00%	10.37	10.37	52,755	546,870	1.12%	1.12%	1.64%
	2014	5/6/14	0.00%	0.00%	10.25	10.25	20,887	214,116	2.51%	2.51%	4.07%
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1
	2017	3/2/17	0.00%	0.00%	12.23	12.23	6,344	77,616	11.99%	11.99%	1.99%
JPMorgan Insurance Trust Income Builder Portfolio - Class 1
	2017	4/17/17	0.00%	0.00%	11.56	11.56	4,361	50,411	8.29%	8.29%	3.88%
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio - Class 1
	2016	12/9/16	0.00%	0.00%	10.87	10.87	21,842	237,524	-2.07%	-2.07%	0.00%
LVIP AQR Enhanced Global Strategies Fund - Standard Class
	2016		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.92%
	2015		0.00%	0.00%	10.64	10.64	2,252	23,962	1.96%	1.96%	1.93%
	2014	6/5/14	0.00%	0.00%	10.44	10.44	1,670	17,427	1.87%	1.87%	4.31%
LVIP Baron Growth Opportunities Fund - Service Class
	2017		0.00%	0.35%	13.39	40.08	1,498,460	37,983,192	26.79%	27.24%	0.00%
	2016		0.00%	0.40%	10.56	31.90	1,798,963	36,631,906	5.15%	5.57%	0.44%
	2015		0.00%	0.40%	10.04	30.34	2,072,615	42,689,952	-5.15%	-4.77%	0.00%
	2014		0.00%	0.40%	12.73	31.99	2,018,758	45,432,335	4.44%	4.85%	0.20%
	2013		0.00%	0.70%	20.13	30.63	1,458,554	34,786,408	39.09%	40.06%	0.44%
LVIP Baron Growth Opportunities Fund - Standard Class
	2017		0.00%	0.20%	16.38	29.37	15,931	452,248	27.30%	27.56%	0.00%
	2016		0.00%	0.20%	12.87	23.02	17,104	306,534	5.62%	5.83%	0.63%
	2015		0.00%	0.20%	21.75	21.75	19,252	336,579	-4.53%	-4.53%	0.00%
	2014		0.00%	0.40%	22.79	25.99	12,727	301,877	4.70%	5.12%	0.06%
	2013		0.00%	0.40%	21.68	24.82	293,697	6,378,022	39.85%	40.41%	0.49%
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class
	2017		0.00%	0.20%	13.86	18.81	111,724	1,971,955	16.19%	16.43%	1.76%
	2016		0.00%	0.20%	11.93	16.19	132,141	1,985,146	11.74%	11.97%	1.71%
	2015		0.00%	0.20%	14.11	14.49	183,667	2,503,268	-5.06%	-4.87%	1.72%
	2014		0.00%	0.40%	14.83	15.50	192,580	2,913,965	3.08%	3.49%	1.19%
	2013		0.00%	0.40%	14.33	15.01	319,596	4,680,785	17.74%	18.21%	1.70%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP BlackRock Emerging Markets Managed Volatility Fund - Standard Class
	2016		0.00%	0.00%	$—	$—	—	$—	0.00%	0.00%	4.21%
	2015		0.00%	0.00%	7.91	7.91	6,261	49,515	-15.01%	-15.01%	1.30%
	2014		0.00%	0.00%	9.31	9.31	858	7,980	-4.88%	-4.88%	2.18%
	2013		0.00%	0.00%	9.78	9.78	693	6,779	-7.91%	-7.91%	1.56%
LVIP BlackRock Inflation Protected Bond Fund - Standard Class
	2017		0.00%	0.20%	9.69	11.85	935,498	10,788,202	1.98%	2.18%	1.66%
	2016		0.00%	0.20%	9.51	11.60	909,953	10,492,319	3.36%	3.57%	1.20%
	2015		0.00%	0.40%	10.95	11.20	865,050	9,678,373	-3.21%	-2.82%	1.20%
	2014		0.00%	0.40%	11.53	11.53	816,126	9,405,837	3.07%	3.07%	1.97%
	2013		0.00%	0.00%	11.18	11.18	316,456	3,538,691	-8.37%	-8.37%	0.59%
LVIP BlackRock Multi-Asset Income Fund - Standard Class
	2017		0.00%	0.00%	10.83	10.83	92,270	999,312	5.93%	5.93%	3.27%
	2016		0.00%	0.00%	10.22	10.22	92,063	941,257	7.01%	7.01%	6.03%
	2015		0.00%	0.00%	9.55	9.55	6,142	58,679	-3.92%	-3.92%	3.82%
	2014	8/19/14	0.00%	0.00%	9.94	9.94	5,989	59,556	-1.97%	-1.97%	4.29%
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
	2017		0.00%	0.20%	19.36	26.32	84,159	1,795,957	25.88%	26.13%	0.65%
	2016		0.00%	0.20%	12.31	20.88	96,460	1,564,616	-1.51%	-1.31%	0.41%
	2015		0.00%	0.20%	15.62	21.18	119,271	1,959,959	1.14%	1.34%	0.00%
	2014		0.00%	0.40%	15.44	20.92	137,687	2,390,596	4.93%	5.35%	0.00%
	2013		0.00%	0.40%	12.03	19.93	156,018	2,492,633	25.00%	25.50%	0.00%
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
	2017		0.00%	0.20%	13.02	14.85	80,949	1,196,833	25.31%	25.56%	0.00%
	2016		0.00%	0.20%	10.39	11.82	74,631	878,140	2.06%	2.26%	0.00%
	2015		0.00%	0.20%	10.18	11.56	88,046	1,013,897	-4.39%	-4.20%	0.00%
	2014		0.00%	0.40%	11.71	12.07	104,606	1,258,075	-7.68%	-7.31%	0.00%
	2013		0.00%	0.40%	12.68	13.02	96,847	1,260,078	24.32%	24.82%	0.00%
LVIP Clarion Global Real Estate Fund - Standard Class
	2017		0.00%	0.20%	11.51	16.89	361,474	4,212,693	10.64%	10.87%	4.35%
	2016		0.00%	0.20%	10.40	15.26	384,455	4,125,634	0.98%	1.18%	3.53%
	2015		0.00%	0.40%	10.02	15.11	480,514	5,076,304	-1.62%	-1.22%	2.93%
	2014		0.00%	0.40%	10.19	15.33	740,074	7,790,900	13.44%	13.89%	2.56%
	2013		0.00%	0.40%	8.98	13.49	991,890	9,174,650	2.89%	3.31%	0.00%
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class
	2017		0.00%	0.00%	11.48	11.48	596	6,835	18.04%	18.04%	0.76%
	2016		0.00%	0.00%	9.72	9.72	1,119	10,878	3.78%	3.78%	0.63%
	2015	6/2/15	0.00%	0.00%	9.37	9.37	1,982	18,570	-6.75%	-6.75%	0.84%
LVIP Delaware Bond Fund - Standard Class
	2017		0.00%	0.40%	10.84	25.25	14,343,562	203,222,211	3.97%	4.37%	2.98%
	2016		0.00%	0.40%	10.43	24.28	12,843,768	174,332,327	2.31%	2.72%	2.65%
	2015		0.00%	0.40%	10.19	23.73	11,870,502	159,369,976	-0.02%	0.39%	2.35%
	2014		0.00%	0.40%	10.22	23.74	12,197,031	162,340,862	5.55%	5.97%	2.02%
	2013		0.00%	0.70%	11.74	22.49	11,686,379	152,876,744	-2.99%	-2.31%	1.86%
LVIP Delaware Diversified Floating Rate Fund - Standard Class
	2017		0.00%	0.20%	10.35	11.14	102,590	1,143,280	2.25%	2.54%	0.98%
	2016		0.00%	0.20%	10.13	10.87	79,956	863,029	2.05%	2.25%	0.00%
	2015		0.00%	0.20%	9.92	10.63	60,451	636,835	-0.91%	-0.71%	1.26%
	2014		0.00%	0.20%	10.71	10.71	102,310	1,089,729	0.62%	0.62%	0.96%
	2013		0.00%	0.40%	10.64	10.64	121,016	1,285,046	0.75%	0.75%	0.85%
LVIP Delaware Social Awareness Fund - Standard Class
	2017		0.00%	0.20%	13.76	34.70	125,076	2,875,033	19.95%	20.19%	1.31%
	2016		0.00%	0.40%	11.46	28.90	122,765	2,350,075	6.22%	6.64%	1.42%
	2015		0.00%	0.40%	18.74	27.13	132,731	2,456,048	-1.05%	-0.66%	1.18%
	2014		0.00%	0.40%	18.90	27.33	164,683	3,440,143	14.74%	15.20%	2.20%
	2013		0.00%	0.40%	16.44	23.75	113,766	2,063,643	35.15%	35.69%	1.39%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware Special Opportunities Fund - Standard Class
	2017		0.00%	0.20%	$14.30	$22.27	1,035,605	$22,554,765	17.52%	17.75%	1.35%
	2016		0.00%	0.40%	15.20	18.91	1,039,415	19,122,979	19.88%	20.40%	1.74%
	2015		0.00%	0.40%	12.65	15.71	921,853	14,429,247	-0.14%	0.26%	0.88%
	2014		0.00%	0.40%	15.20	15.67	1,563,298	24,431,055	7.20%	7.63%	1.43%
	2013		0.00%	0.40%	14.17	14.55	1,451,948	21,091,436	33.25%	33.78%	1.26%
LVIP Delaware Wealth Builder Fund - Standard Class
	2017		0.00%	0.20%	13.30	24.99	45,915	871,578	12.07%	12.29%	2.29%
	2016		0.00%	0.40%	11.87	22.28	52,906	865,499	5.25%	5.62%	1.68%
	2015		0.00%	0.40%	14.77	21.11	42,759	734,645	-1.73%	-1.33%	1.60%
	2014		0.00%	0.40%	15.00	21.42	43,224	817,050	3.93%	4.34%	2.45%
	2013		0.00%	0.40%	14.40	20.55	38,397	699,523	19.76%	20.24%	1.59%
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class
	2017		0.00%	0.00%	12.46	12.46	88,778	1,106,014	26.16%	26.16%	2.47%
	2016		0.00%	0.00%	9.87	9.87	83,685	826,374	1.97%	1.97%	2.00%
	2015		0.00%	0.00%	9.68	9.68	93,229	902,799	-3.97%	-3.97%	0.75%
	2014		0.00%	0.40%	9.94	10.08	137,562	1,385,211	-7.87%	-7.50%	2.00%
	2013		0.00%	0.40%	10.90	10.90	138,909	1,512,778	15.12%	15.12%	2.68%
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class
	2017		0.00%	0.20%	17.72	26.06	514,466	13,344,446	20.63%	20.88%	1.48%
	2016		0.00%	0.40%	14.68	21.97	549,136	11,728,774	13.95%	14.41%	1.57%
	2015		0.00%	0.40%	18.85	19.28	610,382	11,472,245	-2.40%	-2.00%	1.74%
	2014		0.00%	0.40%	19.23	20.13	522,067	10,053,173	12.73%	13.18%	1.84%
	2013		0.00%	0.40%	16.99	17.82	581,856	9,945,153	32.73%	33.26%	1.89%
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class
	2017		0.00%	0.20%	14.42	17.96	128,118	1,959,586	18.93%	19.17%	1.18%
	2016		0.00%	0.40%	15.07	15.07	118,184	1,614,031	11.13%	11.13%	3.97%
	2015		0.00%	0.00%	13.56	13.56	21,484	291,308	-7.61%	-7.61%	0.16%
	2014		0.00%	0.40%	14.46	14.68	349,330	5,124,644	4.28%	4.70%	0.88%
	2013		0.00%	0.40%	14.02	14.02	410,685	5,755,308	29.18%	29.18%	1.25%
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class
	2017		0.00%	0.20%	10.58	11.71	70,354	823,234	2.73%	2.94%	1.66%
	2016		0.00%	0.20%	10.30	11.38	96,358	1,092,244	1.90%	2.11%	1.67%
	2015		0.00%	0.40%	10.94	11.14	86,836	966,444	-0.09%	0.31%	1.59%
	2014		0.00%	0.40%	10.95	11.11	162,096	1,798,296	4.22%	4.64%	1.65%
	2013		0.00%	0.40%	10.62	10.62	162,631	1,725,323	-2.76%	-2.76%	1.51%
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class
	2017		0.00%	0.00%	13.29	13.29	203,274	2,701,074	21.40%	21.40%	1.34%
	2016		0.00%	0.00%	10.95	10.95	212,973	2,331,028	2.42%	2.42%	1.38%
	2015		0.00%	0.00%	10.69	10.69	242,452	2,590,964	-8.02%	-8.02%	1.40%
	2014		0.00%	0.20%	11.44	11.62	241,583	2,806,075	-2.18%	-1.99%	1.00%
	2013		0.00%	0.40%	11.54	11.85	338,982	3,975,495	19.45%	19.93%	1.47%
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class
	2017		0.00%	0.00%	11.03	11.03	153	1,687	10.74%	10.74%	0.31%
	2016		0.00%	0.00%	9.96	9.96	4,374	43,584	1.34%	1.34%	1.22%
	2015		0.00%	0.00%	9.83	9.83	3,212	31,580	-2.76%	-2.76%	1.37%
	2014	6/5/14	0.00%	0.00%	10.11	10.11	4,231	42,782	-0.63%	-0.63%	5.15%
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class
	2017		0.00%	0.20%	12.36	20.12	309,203	6,198,454	10.27%	10.50%	2.27%
	2016		0.00%	0.40%	11.21	18.22	329,672	5,875,453	4.61%	5.02%	2.28%
	2015		0.00%	0.40%	10.69	17.42	319,298	5,415,289	-2.39%	-2.00%	1.74%
	2014		0.00%	0.40%	17.69	18.19	412,505	7,281,253	5.28%	5.70%	2.11%
	2013		0.00%	0.40%	16.74	17.25	324,319	5,432,045	9.31%	9.75%	1.96%
LVIP Global Growth Allocation Managed Risk Fund - Standard Class
	2017		0.00%	0.20%	12.61	18.64	171,487	3,179,853	15.40%	15.63%	2.37%
	2016		0.00%	0.40%	10.93	16.61	198,191	3,104,360	4.33%	4.75%	1.73%
	2015		0.00%	0.40%	10.45	15.92	249,760	3,755,249	-4.07%	-3.69%	1.88%
	2014		0.00%	0.40%	15.98	16.92	324,330	5,182,556	3.06%	3.47%	1.98%
	2013		0.00%	0.40%	15.44	16.39	327,937	5,085,168	13.09%	13.55%	0.89%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Global Income Fund - Standard Class
	2017		0.00%	0.10%	$13.09	$13.20	456,792	$6,026,885	4.94%	5.04%	0.00%
	2016		0.00%	0.20%	9.74	12.56	499,452	6,239,238	0.31%	0.51%	0.00%
	2015		0.00%	0.20%	9.71	12.50	430,612	5,347,608	-2.22%	-2.02%	3.25%
	2014		0.00%	0.20%	12.76	12.76	413,422	5,239,970	1.94%	1.94%	0.58%
	2013		0.00%	0.40%	12.52	12.52	433,358	5,419,008	-2.82%	-2.82%	0.26%
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class
	2017		0.00%	0.20%	12.51	19.54	186,960	3,640,273	14.09%	14.32%	2.36%
	2016		0.00%	0.40%	10.96	17.39	179,373	2,970,174	3.93%	4.34%	0.58%
	2015		0.00%	0.40%	10.53	16.74	672,060	11,019,820	-3.76%	-3.37%	1.91%
	2014		0.00%	0.40%	16.96	17.73	765,696	13,108,240	3.73%	4.15%	2.06%
	2013		0.00%	0.40%	16.28	17.06	744,715	12,235,418	11.41%	11.86%	1.76%
LVIP Goldman Sachs Income Builder Fund - Standard Class
	2017		0.00%	0.00%	11.40	11.40	2,568	29,278	7.93%	7.93%	2.78%
	2016	3/14/16	0.00%	0.00%	10.56	10.56	2,503	26,439	8.77%	8.77%	4.37%
LVIP Government Money Market Fund - Standard Class
	2017		0.00%	0.35%	9.79	11.62	12,071,554	134,036,761	0.06%	0.41%	0.40%
	2016		0.00%	0.40%	9.79	11.58	12,908,004	144,421,498	-0.37%	0.03%	0.03%
	2015		0.00%	0.40%	9.82	11.59	10,575,627	119,192,203	-0.38%	0.02%	0.02%
	2014		0.00%	0.40%	9.85	11.60	10,233,942	114,809,994	-0.37%	0.03%	0.03%
	2013		0.00%	0.70%	9.88	12.57	10,017,752	113,822,458	-0.67%	0.02%	0.02%
LVIP JPMorgan High Yield Fund - Standard Class
	2017		0.00%	0.20%	11.95	16.44	1,621,526	25,135,373	6.56%	6.77%	6.23%
	2016		0.00%	0.40%	11.21	15.40	1,433,851	21,698,836	12.81%	13.26%	6.26%
	2015		0.00%	0.40%	13.29	13.59	1,070,115	14,529,899	-4.32%	-3.94%	5.02%
	2014		0.00%	0.40%	14.15	14.15	1,000,166	14,151,906	2.84%	2.84%	4.70%
	2013		0.00%	0.00%	13.76	13.76	540,199	7,432,361	6.57%	6.57%	4.80%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class
	2017		0.00%	0.00%	16.97	16.97	9,529	161,749	14.69%	14.69%	0.49%
	2016		0.00%	0.00%	14.80	14.80	36,103	534,364	10.01%	10.01%	0.71%
	2015		0.00%	0.00%	13.45	13.45	40,432	543,982	-7.74%	-7.74%	0.78%
	2014		0.00%	0.20%	14.37	14.58	39,829	580,723	7.91%	8.12%	0.66%
	2013		0.00%	0.20%	13.31	13.49	98,527	1,328,865	23.94%	24.17%	0.57%
LVIP Managed Risk Profile 2010 Fund - Standard Class
	2017		0.00%	0.00%	15.74	15.74	569,327	8,961,524	9.64%	9.64%	1.66%
	2016		0.00%	0.00%	14.36	14.36	760,666	10,920,698	4.44%	4.44%	1.64%
	2015		0.00%	0.00%	13.75	13.75	513,201	7,055,003	-1.61%	-1.61%	1.81%
	2014		0.00%	0.40%	13.55	13.97	540,049	7,545,302	4.36%	4.78%	2.11%
	2013		0.00%	0.40%	12.99	13.33	377,235	5,029,250	8.49%	8.93%	1.34%
LVIP Managed Risk Profile 2020 Fund - Standard Class
	2017		0.00%	0.20%	12.39	15.43	2,136,485	32,967,455	11.81%	12.03%	2.10%
	2016		0.00%	0.20%	13.77	13.77	2,339,328	32,222,237	4.45%	4.45%	2.06%
	2015		0.00%	0.40%	12.74	13.19	2,656,912	35,036,480	-2.60%	-2.21%	2.03%
	2014		0.00%	0.40%	13.08	13.49	2,293,682	30,930,499	3.97%	4.39%	2.28%
	2013		0.00%	0.40%	12.58	12.92	1,639,769	21,180,587	10.69%	11.13%	1.59%
LVIP Managed Risk Profile 2030 Fund - Standard Class
	2017		0.00%	0.20%	12.58	15.25	1,923,620	29,293,498	13.24%	13.47%	2.13%
	2016		0.00%	0.20%	11.11	13.44	1,985,257	26,644,531	3.51%	3.72%	2.03%
	2015		0.00%	0.40%	10.73	12.96	1,788,615	23,176,082	-3.05%	-2.66%	1.96%
	2014		0.00%	0.40%	12.91	13.31	1,640,802	21,844,985	3.74%	4.16%	2.57%
	2013		0.00%	0.40%	12.45	12.78	1,167,619	14,912,119	13.29%	13.74%	1.53%
LVIP Managed Risk Profile 2040 Fund - Standard Class
	2017		0.00%	0.20%	12.73	14.53	867,890	12,576,415	14.40%	14.63%	2.14%
	2016		0.00%	0.20%	12.68	12.68	976,225	12,333,306	3.81%	3.81%	1.83%
	2015		0.00%	0.40%	11.80	12.21	936,632	11,433,340	-3.61%	-3.22%	1.78%
	2014		0.00%	0.40%	12.24	12.62	987,591	12,460,643	3.07%	3.48%	2.47%
	2013		0.00%	0.40%	11.88	12.19	855,283	10,427,479	16.07%	16.53%	1.37%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Managed Risk Profile 2050 Fund - Standard Class
	2017		0.00%	0.00%	$13.69	$13.69	249,727	$3,418,312	17.11%	17.11%	2.29%
	2016		0.00%	0.00%	11.69	11.69	207,760	2,428,448	4.41%	4.41%	1.81%
	2015		0.00%	0.00%	11.19	11.19	199,133	2,229,214	-3.75%	-3.75%	1.81%
	2014		0.00%	0.00%	11.63	11.63	134,371	1,562,760	2.94%	2.94%	2.00%
	2013		0.00%	0.00%	11.30	11.30	108,748	1,228,623	19.04%	19.04%	1.28%
LVIP MFS International Growth Fund - Standard Class
	2017		0.00%	0.20%	13.55	13.94	627,518	8,688,156	31.60%	31.86%	1.11%
	2016		0.00%	0.40%	10.47	10.58	669,553	7,023,960	1.56%	1.66%	1.62%
	2015		0.00%	0.10%	10.40	10.40	504,469	5,245,313	1.29%	1.29%	1.24%
	2014		0.00%	0.20%	10.11	10.27	421,898	4,332,304	-5.24%	-5.05%	0.98%
	2013		0.00%	0.20%	10.67	10.82	448,863	4,853,339	13.38%	13.61%	0.81%
LVIP MFS Value Fund - Standard Class
	2017		0.00%	0.20%	14.09	20.91	3,797,042	77,549,372	17.39%	17.63%	1.83%
	2016		0.00%	0.40%	11.99	17.78	3,675,810	63,751,872	13.61%	14.06%	2.14%
	2015		0.00%	0.40%	12.83	15.59	3,027,807	45,833,083	-0.94%	-0.54%	2.36%
	2014		0.00%	0.40%	15.20	15.67	2,440,904	37,694,743	10.06%	10.51%	2.54%
	2013		0.00%	0.40%	13.81	14.18	2,326,879	32,912,728	35.42%	35.96%	2.01%
LVIP Mondrian International Value Fund - Standard Class
	2017		0.00%	0.20%	10.86	26.66	1,962,036	32,583,163	21.10%	21.34%	3.47%
	2016		0.00%	0.40%	8.96	21.99	1,841,073	25,334,613	3.61%	4.01%	2.72%
	2015		0.00%	0.40%	10.41	21.16	1,826,312	25,969,232	-4.17%	-3.79%	3.02%
	2014		0.00%	0.40%	13.30	22.02	1,673,149	25,334,802	-2.93%	-2.54%	3.96%
	2013		0.00%	0.40%	13.68	24.89	1,527,925	25,567,155	21.35%	21.84%	2.93%
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class
	2017		0.00%	0.00%	11.90	11.90	1,032	12,279	20.61%	20.61%	1.45%
	2016		0.00%	0.00%	9.86	9.86	395	3,896	5.90%	5.90%	1.18%
	2015		0.00%	0.00%	9.31	9.31	748	6,968	-6.77%	-6.77%	1.95%
	2014	6/5/14	0.00%	0.00%	9.99	9.99	692	6,918	-2.79%	-2.79%	1.63%
LVIP PIMCO Low Duration Bond Fund - Standard Class
	2017		0.00%	0.00%	10.63	10.63	53,200	565,546	1.68%	1.68%	2.49%
	2016		0.00%	0.00%	10.45	10.45	51,524	538,680	2.63%	2.63%	2.86%
	2015		0.00%	0.00%	10.19	10.19	10,475	106,708	1.57%	1.57%	0.58%
	2014	6/11/14	0.00%	0.00%	10.03	10.03	114,624	1,149,696	0.21%	0.21%	1.09%
LVIP SSGA Bond Index Fund - Standard Class
	2017		0.00%	0.40%	10.76	13.93	2,784,334	36,889,645	2.77%	3.18%	2.77%
	2016		0.00%	0.40%	10.45	13.50	2,038,897	26,409,122	1.87%	2.28%	2.36%
	2015		0.00%	0.40%	12.80	13.20	1,444,957	19,037,576	-0.15%	0.25%	2.19%
	2014		0.00%	0.40%	12.82	13.16	1,711,113	22,378,223	5.33%	5.75%	1.91%
	2013		0.00%	0.40%	12.17	12.45	1,460,280	18,064,217	-2.96%	-2.57%	1.94%
LVIP SSGA Conservative Index Allocation Fund - Standard Class
	2017		0.00%	0.20%	12.24	15.35	97,118	1,471,339	10.49%	10.72%	2.45%
	2016		0.00%	0.20%	13.86	13.86	71,342	973,585	5.01%	5.01%	2.14%
	2015		0.00%	0.00%	13.20	13.20	62,235	821,563	-0.94%	-0.94%	2.08%
	2014		0.00%	0.00%	13.33	13.33	55,358	737,743	4.73%	4.73%	2.16%
	2013		0.00%	0.00%	12.72	12.72	28,195	358,784	6.80%	6.80%	1.68%
LVIP SSGA Conservative Structured Allocation Fund - Standard Class
	2017		0.00%	0.20%	12.38	15.33	41,794	574,580	9.48%	9.70%	3.78%
	2016		0.00%	0.20%	13.98	13.98	34,671	437,104	6.84%	6.84%	2.35%
	2015		0.00%	0.40%	12.80	13.08	26,718	345,318	-2.25%	-1.86%	5.10%
	2014		0.00%	0.40%	13.10	13.33	8,456	111,382	5.12%	5.54%	2.46%
	2013		0.00%	0.40%	12.46	12.63	8,067	100,893	6.64%	7.07%	2.36%
LVIP SSGA Developed International 150 Fund - Standard Class
	2017		0.00%	0.20%	13.63	13.76	214,213	2,961,478	23.45%	23.58%	5.77%
	2016		0.00%	0.10%	11.04	11.13	105,091	1,168,169	9.62%	9.73%	3.89%
	2015		0.00%	0.10%	10.15	10.15	91,568	927,039	-4.30%	-4.30%	4.07%
	2014		0.00%	0.20%	10.45	10.60	31,656	334,905	0.68%	0.91%	3.86%
	2013		0.00%	0.20%	10.38	10.51	19,335	203,120	20.00%	20.31%	3.04%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA Emerging Markets 100 Fund - Standard Class
	2017		0.00%	0.20%	$12.74	$16.11	127,833	$2,056,410	23.58%	23.83%	2.85%
	2016		0.00%	0.20%	9.44	13.01	123,630	1,580,126	15.20%	15.43%	2.67%
	2015		0.00%	0.20%	8.20	11.27	128,739	1,426,433	-17.21%	-17.04%	4.24%
	2014		0.00%	0.20%	10.81	13.58	138,464	1,852,267	-3.56%	-3.37%	2.46%
	2013		0.00%	0.40%	11.21	14.06	215,312	2,998,002	-3.22%	-2.83%	2.62%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class
	2017		0.00%	0.20%	12.24	16.31	84,282	1,355,653	14.58%	14.81%	4.13%
	2016		0.00%	0.40%	10.68	14.94	92,895	1,256,011	5.20%	5.62%	1.47%
	2015		0.00%	0.40%	10.14	14.20	138,199	1,812,317	-6.89%	-6.52%	2.81%
	2014		0.00%	0.40%	14.39	15.54	149,090	2,149,716	3.56%	3.97%	2.30%
	2013		0.00%	0.40%	13.84	14.98	153,081	2,142,291	9.37%	9.81%	2.04%
LVIP SSGA International Index Fund - Standard Class
	2017		0.00%	0.40%	11.20	12.88	2,006,136	24,086,918	24.44%	24.69%	3.00%
	2016		0.00%	0.20%	8.99	10.35	1,546,319	14,804,341	0.79%	1.00%	3.13%
	2015		0.00%	0.40%	9.21	10.27	1,227,760	11,650,985	-1.61%	-1.22%	2.62%
	2014		0.00%	0.40%	9.36	9.61	1,295,217	12,435,526	-6.20%	-5.84%	3.00%
	2013		0.00%	0.40%	9.98	10.21	987,287	10,073,311	20.50%	20.98%	1.64%
LVIP SSGA International Managed Volatility Fund - Standard Class
	2017		0.00%	0.00%	12.63	12.63	16,162	204,084	24.27%	24.27%	2.79%
	2016	12/9/16	0.00%	0.00%	10.16	10.16	1,139	11,573	-0.37%	-0.37%	1.04%
LVIP SSGA Large Cap 100 Fund - Standard Class
	2017		0.00%	0.20%	25.97	25.97	177,960	4,609,431	18.76%	18.76%	3.44%
	2016		0.00%	0.00%	21.87	21.87	64,231	1,404,693	21.53%	21.53%	2.38%
	2015		0.00%	0.00%	18.00	18.00	73,060	1,314,758	-4.67%	-4.67%	2.89%
	2014		0.00%	0.20%	18.63	18.88	49,128	925,712	16.49%	16.72%	1.49%
	2013		0.00%	0.20%	15.99	16.17	20,258	327,272	35.58%	35.85%	2.44%
LVIP SSGA Mid-Cap Index Fund - Standard Class
	2017		0.00%	0.20%	13.68	13.77	2,827,265	38,901,944	15.63%	15.86%	1.53%
	2016		0.00%	0.20%	11.83	11.89	2,296,778	27,275,027	20.07%	20.31%	1.45%
	2015	1/28/15	0.00%	0.40%	9.83	9.88	2,244,023	22,148,295	-8.32%	-1.97%	1.60%
LVIP SSGA Moderate Index Allocation Fund - Standard Class
	2017		0.00%	0.20%	13.17	17.29	587,462	8,452,276	14.32%	14.55%	2.22%
	2016		0.00%	0.20%	15.09	15.09	596,041	7,500,395	6.65%	6.65%	5.68%
	2015		0.00%	0.00%	14.15	14.15	30,763	435,399	-1.48%	-1.48%	1.32%
	2014		0.00%	0.00%	14.37	14.37	54,817	787,468	4.41%	4.41%	1.96%
	2013		0.00%	0.00%	13.76	13.76	50,869	699,859	12.47%	12.47%	1.72%
LVIP SSGA Moderate Structured Allocation Fund - Standard Class
	2017		0.00%	0.00%	17.28	17.28	11,546	199,499	13.15%	13.15%	2.99%
	2016		0.00%	0.00%	15.27	15.27	17,900	273,361	9.27%	9.27%	2.45%
	2015		0.00%	0.00%	13.98	13.98	16,128	225,402	-2.69%	-2.69%	3.16%
	2014		0.00%	0.00%	14.36	14.36	10,770	154,680	5.56%	5.56%	4.91%
	2013		0.00%	0.00%	13.61	13.61	3,568	48,541	12.81%	12.81%	2.94%
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class
	2017		0.00%	0.00%	18.07	18.07	42,767	772,628	16.97%	16.97%	2.10%
	2016		0.00%	0.00%	15.44	15.44	45,120	696,875	7.37%	7.37%	2.17%
	2015		0.00%	0.00%	14.39	14.39	38,813	558,330	-2.04%	-2.04%	2.96%
	2014		0.00%	0.00%	14.68	14.68	25,338	372,059	4.01%	4.01%	2.96%
	2013		0.00%	0.00%	14.12	14.12	15,268	215,560	14.81%	14.81%	2.67%
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class
	2017		0.00%	0.20%	13.83	18.28	106,203	1,893,626	14.67%	14.90%	5.36%
	2016		0.00%	0.20%	15.91	15.91	83,372	1,288,367	10.48%	10.48%	3.17%
	2015		0.00%	0.40%	14.40	14.40	59,124	848,787	-3.48%	-3.48%	25.02%
	2014		0.00%	0.00%	14.92	14.92	7,736	115,443	5.28%	5.28%	2.28%
	2013		0.00%	0.00%	14.17	14.17	12,118	171,760	15.15%	15.15%	5.35%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA S&P 500 Index Fund - Standard Class
	2017		0.00%	0.40%	$17.88	$26.33	13,684,407	$346,265,801	21.09%	21.57%	1.95%
	2016		0.00%	0.40%	12.10	21.68	13,224,961	274,293,650	11.31%	11.76%	1.99%
	2015		0.00%	0.40%	13.21	19.16	11,728,149	221,779,183	0.77%	1.17%	2.11%
	2014		0.00%	0.40%	18.66	18.97	7,154,552	133,486,366	12.97%	13.43%	2.08%
	2013		0.00%	0.40%	16.52	16.76	6,122,015	101,304,809	31.47%	32.00%	1.68%
LVIP SSGA Small-Cap Index Fund - Standard Class
	2017		0.00%	0.40%	16.59	22.95	2,231,484	44,267,992	13.75%	14.21%	1.04%
	2016		0.00%	0.40%	14.55	20.14	2,309,765	39,990,622	20.20%	20.68%	1.40%
	2015		0.00%	0.40%	12.08	16.72	2,080,026	30,434,359	-5.10%	-4.71%	1.28%
	2014		0.00%	0.40%	15.05	17.58	1,443,230	22,246,457	4.26%	4.67%	0.82%
	2013		0.00%	0.40%	14.43	16.83	1,509,601	22,240,468	37.36%	37.91%	0.89%
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class
	2017		0.00%	0.20%	13.23	26.33	222,851	5,295,605	6.12%	6.33%	2.62%
	2016		0.00%	0.20%	12.46	24.76	225,403	4,809,607	29.83%	30.09%	2.19%
	2015		0.00%	0.20%	11.57	19.03	214,221	3,571,431	-7.02%	-6.84%	2.31%
	2014		0.00%	0.40%	19.89	20.43	212,275	4,267,434	3.88%	4.30%	3.95%
	2013		0.00%	0.40%	19.15	19.59	150,454	2,941,312	33.95%	34.49%	2.74%
LVIP T. Rowe Price Growth Stock Fund - Standard Class
	2017		0.00%	0.40%	16.11	27.37	2,193,642	55,039,730	33.43%	33.69%	0.25%
	2016		0.00%	0.40%	12.07	20.51	2,058,822	38,758,796	1.00%	1.39%	0.09%
	2015		0.00%	0.40%	11.93	20.27	2,017,142	37,401,286	10.29%	10.73%	0.00%
	2014		0.00%	0.40%	16.63	18.34	1,698,409	28,865,571	8.28%	8.71%	0.00%
	2013		0.00%	0.40%	15.35	16.91	1,283,692	20,212,246	38.49%	39.05%	0.00%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class
	2017		0.00%	0.40%	17.96	39.83	960,286	30,840,615	24.49%	24.74%	0.21%
	2016		0.00%	0.20%	14.43	31.96	921,926	23,789,241	7.34%	7.56%	0.30%
	2015		0.00%	0.40%	13.44	30.29	841,911	20,436,607	1.69%	2.10%	0.13%
	2014		0.00%	0.40%	19.90	29.78	844,427	19,787,595	11.14%	11.59%	0.26%
	2013		0.00%	0.40%	17.87	26.80	643,485	13,850,939	34.26%	34.80%	0.00%
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class
	2016	6/17/16	0.00%	0.00%	10.03	10.03	46,773	469,078	4.14%	4.14%	1.59%
LVIP Vanguard Domestic Equity ETF Fund - Standard Class
	2017		0.00%	0.00%	20.88	20.88	543,609	11,350,052	20.17%	20.17%	1.65%
	2016		0.00%	0.00%	17.37	17.37	485,561	8,436,594	12.14%	12.14%	1.66%
	2015		0.00%	0.00%	15.49	15.49	474,028	7,344,521	-0.31%	-0.31%	1.80%
	2014		0.00%	0.00%	15.54	15.54	376,967	5,858,755	12.21%	12.21%	2.08%
	2013		0.00%	0.00%	13.85	13.85	352,730	4,885,484	30.52%	30.52%	1.87%
LVIP Vanguard International Equity ETF Fund - Standard Class
	2017		0.00%	0.20%	13.49	13.49	499,969	6,745,898	28.31%	28.31%	2.09%
	2016		0.00%	0.00%	10.52	10.52	519,269	5,460,621	3.72%	3.72%	2.41%
	2015		0.00%	0.00%	10.14	10.14	427,212	4,331,576	-2.95%	-2.95%	2.36%
	2014		0.00%	0.00%	10.45	10.45	405,194	4,233,316	-4.64%	-4.64%	2.28%
	2013		0.00%	0.00%	10.96	10.96	325,093	3,561,739	14.75%	14.75%	3.01%
LVIP Wellington Capital Growth Fund - Standard Class
	2017		0.00%	0.00%	24.78	24.78	284,287	7,043,264	35.87%	35.87%	0.00%
	2016		0.00%	0.00%	18.24	18.24	6,924	126,262	0.10%	0.10%	0.00%
	2015		0.00%	0.00%	18.22	18.22	11,688	212,907	9.42%	9.42%	0.00%
	2014		0.00%	0.20%	16.39	16.65	18,669	308,881	11.15%	11.37%	0.19%
	2013		0.00%	0.20%	14.75	14.95	17,875	265,804	35.73%	36.00%	0.00%
LVIP Wellington Mid-Cap Value Fund - Standard Class
	2017		0.00%	0.20%	16.10	18.88	121,403	2,291,691	13.20%	13.43%	0.35%
	2016		0.00%	0.20%	14.22	16.65	177,788	2,959,080	12.83%	13.07%	0.49%
	2015		0.00%	0.20%	14.72	14.72	123,990	1,824,069	-1.52%	-1.52%	0.64%
	2014		0.00%	0.40%	14.50	14.95	137,828	2,057,796	7.86%	8.29%	0.35%
	2013		0.00%	0.40%	13.45	13.80	123,666	1,706,397	33.65%	34.15%	0.25%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
M Capital Appreciation Fund
	2017		0.00%	0.00%	$33.60	$33.60	14,738	$495,245	19.02%	19.02%	0.00%
	2016		0.00%	0.00%	28.23	28.23	15,595	440,314	21.06%	21.06%	0.00%
	2015		0.00%	0.40%	23.32	30.77	94,398	1,706,772	-6.95%	-6.58%	0.00%
	2014		0.00%	0.40%	24.97	33.07	62,153	1,889,857	11.97%	12.42%	0.00%
	2013		0.00%	0.40%	22.21	29.53	61,214	1,684,597	38.65%	39.20%	0.00%
M International Equity Fund
	2017		0.00%	0.00%	15.38	15.38	22,136	340,537	24.05%	24.05%	1.72%
	2016		0.00%	0.00%	12.40	12.40	24,572	304,723	-0.05%	-0.05%	0.12%
	2015		0.00%	0.40%	12.41	17.69	219,720	2,674,816	-4.33%	-3.94%	2.07%
	2014		0.00%	0.40%	12.92	18.49	120,089	2,101,733	-7.43%	-7.06%	2.46%
	2013		0.00%	0.40%	13.90	19.98	109,239	2,056,037	15.86%	16.32%	2.56%
M Large Cap Growth Fund
	2017		0.00%	0.00%	31.34	31.34	518	16,245	38.97%	38.97%	0.00%
	2016		0.00%	0.00%	22.55	22.55	3,179	71,689	-2.32%	-2.32%	0.00%
	2015		0.00%	0.40%	23.09	28.41	21,165	410,980	7.27%	7.70%	0.03%
	2014		0.00%	0.40%	21.43	26.49	37,649	923,370	9.77%	10.21%	0.04%
	2013		0.00%	0.40%	19.45	24.13	40,654	903,718	35.61%	36.15%	0.56%
M Large Cap Value Fund
	2017		0.00%	0.00%	23.05	23.05	587	13,536	14.99%	14.99%	0.60%
	2016		0.00%	0.00%	20.05	20.05	3,585	71,857	9.64%	9.64%	0.08%
	2015		0.00%	0.40%	18.28	24.73	86,110	1,403,599	-1.05%	-0.66%	1.32%
	2014		0.00%	0.40%	18.40	24.99	59,061	1,449,652	9.24%	9.68%	1.15%
	2013		0.00%	0.40%	16.78	22.88	60,987	1,372,244	33.68%	34.22%	2.72%
MFS® VIT Core Equity Series - Initial Class
	2015		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.95%
	2014		0.10%	0.35%	18.81	24.79	138,776	2,217,135	10.86%	11.13%	0.79%
	2013		0.10%	0.40%	16.05	22.30	92,336	1,890,677	34.06%	34.47%	1.07%
MFS® VIT Growth Series - Initial Class
	2017		0.00%	0.20%	15.46	41.95	2,827,177	68,590,784	31.14%	31.40%	0.11%
	2016		0.00%	0.40%	11.78	31.96	2,791,639	52,062,665	2.03%	2.44%	0.04%
	2015		0.00%	0.40%	14.26	31.23	2,739,540	49,984,648	7.34%	7.56%	0.16%
	2014		0.00%	0.20%	17.52	29.06	2,538,768	44,564,408	8.73%	8.94%	0.10%
	2013		0.00%	0.40%	16.08	26.70	2,660,380	44,921,812	36.31%	36.85%	0.23%
MFS® VIT New Discovery Series - Initial Class
	2017		0.00%	0.00%	13.46	13.46	658	8,851	26.65%	26.65%	0.00%
	2016		0.00%	0.00%	10.63	10.63	2,205	23,428	9.05%	9.05%	0.00%
	2015		0.00%	0.00%	9.74	9.74	2,039	19,870	-1.89%	-1.89%	0.00%
	2014	9/4/14	0.00%	0.00%	9.93	9.93	1,814	18,014	-1.69%	-1.69%	0.00%
MFS® VIT Research Series - Initial Class
	2017		0.20%	0.35%	24.62	24.91	4,528	112,698	22.93%	23.12%	1.41%
	2016		0.20%	0.35%	20.03	20.23	4,717	95,348	8.36%	8.52%	0.69%
	2015		0.20%	0.35%	18.48	18.64	14,110	262,986	0.45%	0.60%	0.70%
	2014		0.20%	0.35%	18.40	18.53	17,570	325,541	9.82%	9.98%	0.91%
	2013		0.20%	0.35%	16.76	16.85	9,747	164,173	31.82%	32.02%	0.34%
MFS® VIT Total Return Series - Initial Class
	2017		0.00%	0.35%	12.60	25.20	2,498,773	47,922,431	11.93%	12.30%	2.46%
	2016		0.00%	0.40%	11.23	22.46	2,573,913	43,672,111	8.66%	9.09%	2.72%
	2015		0.00%	0.40%	11.70	20.61	2,291,495	38,437,104	-0.77%	-0.37%	2.60%
	2014		0.00%	0.40%	15.24	20.71	2,131,099	37,558,070	8.07%	8.50%	1.96%
	2013		0.00%	0.40%	14.10	22.07	1,642,968	26,903,930	18.57%	19.05%	1.81%
MFS® VIT Utilities Series - Initial Class
	2017		0.00%	0.20%	10.76	47.44	619,989	15,479,452	14.60%	14.83%	4.32%
	2016		0.00%	0.40%	9.38	41.35	568,144	12,352,565	11.03%	11.47%	3.75%
	2015		0.00%	0.40%	10.15	37.14	944,106	14,610,216	-14.86%	-14.52%	4.34%
	2014		0.00%	0.40%	18.61	43.49	887,820	16,899,557	12.28%	12.73%	2.15%
	2013		0.00%	0.40%	16.54	38.61	596,103	16,889,355	20.04%	20.52%	2.39%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
MFS® VIT II Core Equity Portfolio - Initial Class
	2017		0.10%	0.35%	$18.03	$34.28	120,641	$2,670,076	24.39%	24.70%	0.96%
	2016		0.10%	0.35%	14.47	27.49	119,097	2,083,496	10.98%	11.26%	0.70%
	2015	3/27/15	0.10%	0.35%	13.02	24.71	133,263	2,116,751	-2.80%	-2.62%	0.54%
MFS® VIT III Mid Cap Value Portfolio - Initial Class
	2017	1/4/17	0.00%	0.00%	11.91	11.91	207,460	2,470,392	11.65%	11.65%	1.46%
Neuberger Berman AMT Large Cap Value Portfolio - I Class
	2017		0.20%	0.20%	19.93	19.93	7,967	158,745	13.13%	13.13%	0.63%
	2016		0.20%	0.20%	17.61	17.61	8,574	151,016	27.11%	27.11%	0.69%
	2015		0.20%	0.20%	13.86	13.86	25,179	348,887	-11.98%	-11.98%	0.75%
	2014		0.20%	0.20%	15.74	15.74	27,970	440,322	9.63%	9.63%	0.72%
	2013		0.20%	0.20%	14.36	14.36	30,152	432,962	30.87%	30.87%	1.08%
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class
	2017		0.00%	0.35%	14.03	40.29	181,425	4,080,244	24.85%	25.29%	0.00%
	2016		0.00%	0.40%	11.23	32.19	182,655	3,273,555	3.99%	4.40%	0.00%
	2015		0.00%	0.40%	12.97	30.87	203,411	3,609,435	0.87%	1.28%	0.00%
	2014		0.00%	0.70%	19.04	30.51	345,223	7,102,760	6.83%	7.58%	0.00%
	2013		0.00%	0.70%	17.76	28.39	349,391	8,383,670	31.69%	32.61%	0.00%
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class
	2017		0.00%	0.35%	12.96	36.90	84,941	2,145,655	16.33%	16.74%	0.77%
	2016		0.00%	0.35%	11.14	31.64	102,341	2,096,813	15.76%	16.17%	0.59%
	2015		0.00%	0.35%	9.62	27.27	133,023	1,889,750	-8.66%	-8.34%	0.55%
	2014		0.00%	0.70%	19.66	30.35	150,112	3,707,484	13.06%	13.84%	1.08%
	2013		0.00%	0.70%	17.27	26.77	176,257	4,153,799	36.10%	37.05%	1.26%
Oppenheimer Main Street Fund/VA Non-Service Shares
	2015		0.20%	0.20%	19.15	19.15	30,969	593,220	3.12%	3.12%	0.94%
	2014		0.20%	0.20%	18.58	18.58	32,821	609,659	10.48%	10.48%	0.87%
	2013		0.20%	0.20%	16.81	16.81	28,088	472,247	31.51%	31.51%	1.08%
Oppenheimer Main Street Small Cap Fund®/VA Non-Service Shares
	2017		0.00%	0.00%	12.69	12.69	7,696	97,631	14.16%	14.16%	0.62%
	2016		0.00%	0.00%	11.11	11.11	4,563	50,704	18.05%	18.05%	0.60%
	2015	11/13/15	0.00%	0.00%	9.41	9.41	604	5,685	0.05%	0.05%	0.00%
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class
	2017		0.00%	0.20%	6.28	9.32	1,045,643	9,716,545	2.08%	2.15%	11.08%
	2016		0.00%	0.20%	6.15	9.12	991,707	9,044,659	14.93%	15.16%	1.04%
	2015		0.00%	0.20%	5.35	7.92	894,918	7,087,700	-25.79%	-25.70%	4.49%
	2014		0.00%	0.40%	7.23	10.66	859,827	9,164,013	-18.75%	-18.42%	0.36%
	2013		0.00%	0.40%	8.88	13.07	761,036	9,943,204	-15.04%	-14.70%	1.70%
PIMCO VIT Real Return Portfolio - Administrative Class
	2017		0.00%	0.00%	10.20	10.20	94,922	968,233	3.65%	3.65%	2.61%
	2016	12/16/16	0.00%	0.00%	9.84	9.84	4,660	45,856	1.81%	1.81%	0.07%
PIMCO VIT Total Return Portfolio - Administrative Class
	2017		0.00%	0.00%	10.91	10.91	175,909	1,919,886	4.92%	4.92%	2.03%
	2016		0.00%	0.20%	10.33	10.40	186,136	1,936,329	2.48%	2.68%	1.85%
	2015		0.00%	0.20%	10.13	10.13	73,485	744,449	0.45%	0.45%	4.51%
	2014		0.00%	0.40%	10.09	10.09	112,744	1,136,844	4.28%	4.28%	1.78%
	2013	5/15/13	0.00%	0.00%	9.67	9.67	394,318	3,814,088	-2.82%	-2.82%	1.90%
Putnam VT Absolute Return 500 Fund - Class IA
	2017	10/11/17	0.00%	0.00%	10.96	10.96	621	6,803	1.78%	1.78%	0.00%
T. Rowe Price Equity Income Portfolio
	2017		0.00%	0.20%	15.59	22.31	516,539	11,513,865	15.79%	16.02%	1.71%
	2016		0.00%	0.20%	13.47	19.23	547,973	10,524,039	18.93%	19.17%	2.23%
	2015		0.00%	0.20%	16.14	16.14	456,395	7,340,871	-6.85%	-6.85%	1.77%
	2014		0.00%	0.40%	17.32	17.32	907,247	15,714,628	7.38%	7.38%	1.79%
	2013		0.00%	0.00%	16.13	16.13	836,569	13,497,805	29.72%	29.72%	1.73%

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Templeton Foreign VIP Fund - Class 2
	2017		0.20%	0.20%	$14.41	$14.41	56,166	$809,526	16.46%	16.46%	2.55%
	2016		0.20%	0.20%	12.38	12.38	52,817	653,677	6.96%	6.96%	1.82%
	2015		0.20%	0.20%	11.57	11.57	48,587	562,192	-6.68%	-6.68%	3.25%
	2014		0.20%	0.20%	12.40	12.40	44,276	548,970	-11.31%	-11.31%	1.85%
	2013		0.20%	0.20%	13.98	13.98	38,895	543,741	22.72%	22.72%	2.41%
Templeton Global Bond VIP Fund - Class 1
	2017		0.00%	0.40%	9.99	22.01	844,132	13,346,881	1.95%	2.15%	0.00%
	2016		0.00%	0.40%	9.80	21.55	607,868	9,880,037	2.80%	3.21%	0.00%
	2015		0.00%	0.40%	9.51	20.88	607,581	9,798,711	-4.48%	-4.10%	7.86%
	2014		0.00%	0.40%	12.78	21.77	581,928	10,756,960	1.71%	2.12%	4.82%
	2013		0.00%	0.40%	12.54	21.32	515,839	9,347,297	1.48%	1.89%	4.96%
Templeton Growth VIP Fund - Class 1
	2017		0.00%	0.35%	11.18	25.26	89,928	1,235,896	18.35%	18.77%	1.83%
	2016		0.00%	0.40%	9.45	21.49	90,110	1,051,452	9.45%	9.90%	2.24%
	2015		0.00%	0.40%	8.63	19.63	106,462	1,195,031	-6.61%	-6.24%	2.93%
	2014		0.00%	0.70%	15.14	21.02	141,756	1,902,541	-3.21%	-2.53%	1.58%
	2013		0.00%	0.70%	15.54	21.66	101,201	1,937,485	30.13%	31.05%	2.75%
Templeton Growth VIP Fund - Class 2
	2017		0.20%	0.20%	18.16	18.16	1,331	24,186	18.26%	18.26%	1.71%
	2016		0.20%	0.20%	15.36	15.36	1,575	24,187	9.40%	9.40%	1.82%
	2015		0.20%	0.20%	14.04	14.04	1,831	25,705	-6.67%	-6.67%	2.62%
	2014		0.20%	0.20%	15.04	15.04	1,658	24,949	-3.01%	-3.01%	1.72%
	2013		0.20%	0.20%	15.51	15.51	2,626	40,736	30.56%	30.56%	2.69%
Wells Fargo VT Discovery Fund - Class 2
	2017		0.00%	0.00%	14.54	14.54	6,180	89,846	29.13%	29.13%	0.00%
	2016		0.00%	0.00%	11.26	11.26	5,774	65,009	7.65%	7.65%	0.00%
	2015		0.00%	0.00%	10.46	10.46	5,677	59,381	-1.46%	-1.46%	0.00%
	2014	2/20/14	0.00%	0.00%	10.61	10.61	4,193	44,511	-1.55%	-1.55%	0.00%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts which contain investments as of the respective year end. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2017:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Global Thematic Growth Portfolio - Class A	$296,520	$392,795
AB VPS Growth and Income Portfolio - Class A	294,664	239,598
AB VPS International Value Portfolio - Class A	94,153	124,632
AB VPS Large Cap Growth Portfolio - Class A	194,626	198,382
AB VPS Small/Mid Cap Value Portfolio - Class A	6,196,155	11,432,259
American Century VP Income & Growth Fund - Class I	998,954	1,658,440
American Century VP Inflation Protection Fund - Class II	6,824,912	5,288,506
American Century VP International Fund - Class I	260,556	119,790
American Century VP Mid Cap Value - Class I	421,393	25,511
American Funds Bond Fund - Class 2	13,161	22,094
American Funds Capital Income Builder® - Class 2	230,463	86,789
American Funds Global Growth Fund - Class 2	8,376,238	3,447,718
American Funds Global Small Capitalization Fund - Class 2	927,938	769,990
American Funds Growth Fund - Class 2	11,851,674	9,406,327
American Funds Growth-Income Fund - Class 2	4,560,819	4,199,733
American Funds High-Income Bond Fund - Class 2	1,732,871	2,324,196
American Funds International Fund - Class 2	19,384,429	19,715,870
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	2,702,266	3,198,997
BlackRock Equity Dividend V.I. Fund - Class I	247,136	38,056
BlackRock Global Allocation V.I. Fund - Class I	4,198,904	3,317,398
ClearBridge Variable Aggressive Growth Portfolio - Class I	147,352	53,336
ClearBridge Variable Mid Cap Portfolio - Class I	592,835	252,649
ClearBridge Variable Small Cap Growth Portfolio - Class I	712,042	983,708
Delaware VIP® Diversified Income Series - Standard Class	9,951,501	12,995,917
Delaware VIP® Emerging Markets Series - Standard Class	10,625,154	8,635,624
Delaware VIP® High Yield Series - Standard Class	4,532,414	4,204,945
Delaware VIP® International Value Equity Series - Standard Class	128,724	42,557
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	4,495,213	3,194,997
Delaware VIP® REIT Series - Standard Class	8,787,979	5,712,396
Delaware VIP® Small Cap Value Series - Standard Class	12,273,359	12,329,487
Delaware VIP® Smid Cap Core Series - Standard Class	7,257,299	5,490,873
Delaware VIP® U.S. Growth Series - Standard Class	1,166,343	9,945,092
Delaware VIP® Value Series - Standard Class	9,130,390	13,646,070
Deutsche Alternative Asset Allocation VIP Portfolio - Class A	372,100	210,239
Deutsche Equity 500 Index VIP Portfolio - Class A	12,334,529	22,930,124
Deutsche Small Cap Index VIP Portfolio - Class A	7,493,286	16,723,852
Fidelity® VIP Asset Manager Portfolio - Service Class	200,859	201,736
Fidelity® VIP Contrafund® Portfolio - Service Class	6,824,838	11,490,491
Fidelity® VIP Equity-Income Portfolio - Service Class	75,001	56,281
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	13,343,650	5,492,927
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	9,572,909	2,351,190
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	9,655,184	1,238,820
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	1,183,383	356,152
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	2,172,801	1,588,238
Fidelity® VIP Growth Portfolio - Service Class	1,125,538	658,038
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	3,871,864	1,926,708
Fidelity® VIP Mid Cap Portfolio - Service Class	6,533,019	7,797,437
Fidelity® VIP Overseas Portfolio - Service Class	990,659	4,057,780
Franklin Income VIP Fund - Class 1	4,913,914	2,796,946
Franklin Mutual Shares VIP Fund - Class 1	2,130,752	1,096,899
Franklin Rising Dividends VIP Fund - Class 1	384,260	542,077
Franklin Small Cap Value VIP Fund - Class 2	774,579	1,188,642
Franklin Small-Mid Cap Growth VIP Fund - Class 1	315,487	859,666
Franklin Small-Mid Cap Growth VIP Fund - Class 2	59,758	3,901
Franklin U.S. Government Securities VIP Fund - Class 1	1,705,593	1,374,085
Goldman Sachs VIT Global Trends Allocation Fund - Service Shares	2,012,298	334,157
Goldman Sachs VIT Mid Cap Value Fund - Service Shares	983,959	1,808,473

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Invesco V.I. Comstock Fund - Series I Shares	$42,832	$25,498
Invesco V.I. Growth and Income Fund - Series I Shares	1,183,363	903,385
Janus Henderson Balanced Portfolio - Institutional Shares	136,392	349,857
Janus Henderson Balanced Portfolio - Service Shares	272,593	407,809
Janus Henderson Enterprise Portfolio - Institutional Shares	644,286	542,257
Janus Henderson Enterprise Portfolio - Service Shares	650,124	180,287
Janus Henderson Flexible Bond Portfolio - Institutional Shares	188,962	1,945,604
Janus Henderson Flexible Bond Portfolio - Service Shares	644,168	823,210
Janus Henderson Global Research Portfolio - Institutional Shares	41,065	36,347
Janus Henderson Global Research Portfolio - Service Shares	120,231	197,559
Janus Henderson Global Technology Portfolio - Service Shares	13,068	43,083
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	1,537,123	243,570
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	75,460	752
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	49,857	964
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio - Class 1	3,614	253,351
LVIP Baron Growth Opportunities Fund - Service Class	6,648,291	12,836,640
LVIP Baron Growth Opportunities Fund - Standard Class	201,386	122,023
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	160,820	434,262
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	4,783,408	4,377,479
LVIP BlackRock Multi-Asset Income Fund - Standard Class	193,357	159,576
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	206,210	308,731
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	262,547	170,966
LVIP Clarion Global Real Estate Fund - Standard Class	937,603	1,057,161
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class	30,321	35,868
LVIP Delaware Bond Fund - Standard Class	43,054,485	18,666,360
LVIP Delaware Diversified Floating Rate Fund - Standard Class	1,236,347	971,890
LVIP Delaware Social Awareness Fund - Standard Class	666,927	306,553
LVIP Delaware Special Opportunities Fund - Standard Class	6,411,234	4,279,738
LVIP Delaware Wealth Builder Fund - Standard Class	80,834	111,232
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	245,887	192,615
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	2,682,593	2,786,791
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	24,677	25,084
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	225,390	170,136
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	91,423	372,282
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	658,754	754,887
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	25,910	70,153
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	904,851	1,009,887
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	565,342	848,429
LVIP Global Income Fund - Standard Class	1,336,298	1,740,387
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	1,213,290	895,254
LVIP Goldman Sachs Income Builder Fund - Standard Class	2,230	737
LVIP Government Money Market Fund - Standard Class	112,415,695	112,524,191
LVIP JPMorgan High Yield Fund - Standard Class	10,980,721	7,412,493
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	91,725	503,088
LVIP Managed Risk Profile 2010 Fund - Standard Class	1,422,936	5,039,930
LVIP Managed Risk Profile 2020 Fund - Standard Class	9,103,113	10,875,490
LVIP Managed Risk Profile 2030 Fund - Standard Class	7,304,076	6,053,870
LVIP Managed Risk Profile 2040 Fund - Standard Class	2,566,668	3,101,069
LVIP Managed Risk Profile 2050 Fund - Standard Class	1,292,868	694,166
LVIP MFS International Growth Fund - Standard Class	1,754,745	2,289,273
LVIP MFS Value Fund - Standard Class	16,062,720	12,162,219
LVIP Mondrian International Value Fund - Standard Class	5,727,558	4,024,794
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	31,036	24,748
LVIP PIMCO Low Duration Bond Fund - Standard Class	711,736	675,566
LVIP SSGA Bond Index Fund - Standard Class	16,559,944	6,130,471
LVIP SSGA Conservative Index Allocation Fund - Standard Class	537,266	128,229
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	164,464	48,600
LVIP SSGA Developed International 150 Fund - Standard Class	2,023,986	501,069
LVIP SSGA Emerging Markets 100 Fund - Standard Class	796,981	611,323
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	259,075	281,660
LVIP SSGA International Index Fund - Standard Class	11,512,350	5,934,903

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP SSGA International Managed Volatility Fund - Standard Class	$170,914	$3,979
LVIP SSGA Large Cap 100 Fund - Standard Class	3,684,619	380,695
LVIP SSGA Mid-Cap Index Fund - Standard Class	15,365,420	7,611,393
LVIP SSGA Moderate Index Allocation Fund - Standard Class	576,910	380,919
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	17,685	111,198
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	87,427	105,670
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	549,541	38,343
LVIP SSGA S&P 500 Index Fund - Standard Class	62,365,659	42,716,901
LVIP SSGA Small-Cap Index Fund - Standard Class	14,174,794	13,720,338
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	1,798,544	1,044,019
LVIP T. Rowe Price Growth Stock Fund - Standard Class	10,199,332	5,904,328
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	7,223,552	5,512,095
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	8,668	566,843
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	2,510,305	1,248,636
LVIP Vanguard International Equity ETF Fund - Standard Class	1,091,840	1,137,667
LVIP Wellington Capital Growth Fund - Standard Class	6,938,324	445,527
LVIP Wellington Mid-Cap Value Fund - Standard Class	816,221	1,756,681
M Capital Appreciation Fund	315,409	298,212
M International Equity Fund	84,602	109,660
M Large Cap Growth Fund	2,183	71,745
M Large Cap Value Fund	2,543	64,454
MFS® VIT Growth Series - Initial Class	12,120,930	9,608,940
MFS® VIT New Discovery Series - Initial Class	29,998	50,293
MFS® VIT Research Series - Initial Class	9,147	5,316
MFS® VIT Total Return Series - Initial Class	11,695,811	10,280,988
MFS® VIT Utilities Series - Initial Class	3,012,729	1,349,786
MFS® VIT II Core Equity Portfolio - Initial Class	310,174	90,699
MFS® VIT III Mid Cap Value Portfolio - Initial Class	3,222,715	856,369
Neuberger Berman AMT Large Cap Value Portfolio - I Class	21,908	26,772
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	301,126	243,251
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	306,905	563,281
Oppenheimer Main Street Small Cap Fund®/VA Non-Service Shares	87,865	47,510
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	2,544,457	1,111,335
PIMCO VIT Real Return Portfolio - Administrative Class	982,169	63,869
PIMCO VIT Total Return Portfolio - Administrative Class	1,168,426	1,239,999
Putnam VT Absolute Return 500 Fund - Class IA	6,712	28
T. Rowe Price Equity Income Portfolio	2,972,830	2,281,755
Templeton Foreign VIP Fund - Class 2	78,167	14,126
Templeton Global Bond VIP Fund - Class 1	6,702,908	3,459,900
Templeton Growth VIP Fund - Class 1	41,432	32,761
Templeton Growth VIP Fund - Class 2	2,012	6,044
Wells Fargo VT Discovery Fund - Class 2	23,970	14,858

5. Investments

The following is a summary of investments owned at December 31, 2017:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Global Thematic Growth Portfolio - Class A	32,336	$30.32	$980,415	$744,536
AB VPS Growth and Income Portfolio - Class A	62,978	33.35	2,100,313	1,546,721
AB VPS International Value Portfolio - Class A	85,813	16.30	1,398,747	1,201,670
AB VPS Large Cap Growth Portfolio - Class A	31,681	56.34	1,784,927	1,402,835
AB VPS Small/Mid Cap Value Portfolio - Class A	899,999	21.68	19,511,979	17,353,515
American Century VP Income & Growth Fund - Class I	518,565	10.71	5,553,828	4,454,129
American Century VP Inflation Protection Fund - Class II	1,617,481	10.21	16,514,481	16,967,887
American Century VP International Fund - Class I	154,335	12.18	1,879,803	1,477,208
American Century VP Mid Cap Value - Class I	18,533	22.75	421,626	396,684
American Funds Bond Fund - Class 2	11,117	10.69	118,843	121,787

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
American Funds Capital Income Builder® - Class 2	16,037	$10.40	$166,785	$160,893
American Funds Global Growth Fund - Class 2	929,322	30.24	28,102,705	24,269,376
American Funds Global Small Capitalization Fund - Class 2	305,034	24.72	7,540,448	6,751,230
American Funds Growth Fund - Class 2	653,911	77.35	50,579,994	43,669,967
American Funds Growth-Income Fund - Class 2	323,208	49.71	16,066,690	14,276,752
American Funds High-Income Bond Fund - Class 2	896,972	10.03	8,996,633	9,240,134
American Funds International Fund - Class 2	4,632,969	21.63	100,211,115	85,325,484
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	412,152	11.96	4,929,338	5,043,348
BlackRock Equity Dividend V.I. Fund - Class I	81,304	12.14	987,028	881,068
BlackRock Global Allocation V.I. Fund - Class I	739,348	17.26	12,761,154	11,978,803
ClearBridge Variable Aggressive Growth Portfolio - Class I	4,271	27.18	116,097	116,058
ClearBridge Variable Mid Cap Portfolio - Class I	46,625	20.23	943,227	906,120
ClearBridge Variable Small Cap Growth Portfolio - Class I	87,916	25.94	2,280,545	1,899,326
Delaware VIP® Diversified Income Series - Standard Class	4,992,776	10.54	52,623,861	52,786,372
Delaware VIP® Emerging Markets Series - Standard Class	2,266,985	25.06	56,810,654	44,630,956
Delaware VIP® High Yield Series - Standard Class	2,183,294	5.20	11,353,130	12,119,468
Delaware VIP® International Value Equity Series - Standard Class	30,267	13.39	405,278	339,012
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	916,647	9.83	9,010,635	9,054,439
Delaware VIP® REIT Series - Standard Class	2,238,148	13.49	30,192,618	31,470,146
Delaware VIP® Small Cap Value Series - Standard Class	1,369,061	42.73	58,499,979	49,256,534
Delaware VIP® Smid Cap Core Series - Standard Class	846,497	30.98	26,224,469	23,587,272
Delaware VIP® U.S. Growth Series - Standard Class	412,480	11.31	4,665,153	4,529,480
Delaware VIP® Value Series - Standard Class	2,414,267	31.57	76,218,407	59,957,117
Deutsche Alternative Asset Allocation VIP Portfolio - Class A	105,881	13.61	1,441,034	1,421,191
Deutsche Equity 500 Index VIP Portfolio - Class A	7,764,105	22.19	172,285,496	134,309,793
Deutsche Small Cap Index VIP Portfolio - Class A	6,215,362	18.29	113,678,966	94,351,969
Fidelity® VIP Asset Manager Portfolio - Service Class	89,469	15.09	1,350,088	1,479,076
Fidelity® VIP Contrafund® Portfolio - Service Class	853,742	37.77	32,245,831	26,928,414
Fidelity® VIP Equity-Income Portfolio - Service Class	70,048	23.77	1,665,041	1,566,656
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	1,468,098	13.99	20,538,685	18,938,436
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	1,232,154	14.64	18,038,737	16,261,155
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	620,320	21.72	13,473,357	12,241,437
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	138,987	19.47	2,706,075	2,389,274
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	293,887	11.63	3,417,905	3,300,777
Fidelity® VIP Growth Portfolio - Service Class	119,856	73.76	8,840,544	6,450,892
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	635,310	12.66	8,043,027	8,070,991
Fidelity® VIP Mid Cap Portfolio - Service Class	982,296	38.60	37,916,620	32,428,525
Fidelity® VIP Overseas Portfolio - Service Class	120,978	22.77	2,754,676	2,314,046
Franklin Income VIP Fund - Class 1	1,052,904	16.72	17,604,552	16,601,014
Franklin Mutual Shares VIP Fund - Class 1	189,419	20.71	3,922,876	3,820,668
Franklin Rising Dividends VIP Fund - Class 1	29,576	29.21	863,907	778,836
Franklin Small Cap Value VIP Fund - Class 2	73,450	19.80	1,454,308	1,352,069
Franklin Small-Mid Cap Growth VIP Fund - Class 1	43,498	19.71	857,347	875,100
Franklin Small-Mid Cap Growth VIP Fund - Class 2	14,005	17.83	249,706	268,803
Franklin U.S. Government Securities VIP Fund - Class 1	517,572	12.36	6,397,190	6,683,937
Goldman Sachs VIT Global Trends Allocation Fund - Service Shares	5,812,525	12.45	72,365,940	68,718,776
Goldman Sachs VIT Mid Cap Value Fund - Service Shares	341,153	16.95	5,782,544	5,636,451
Invesco V.I. Comstock Fund - Series I Shares	914	20.62	18,841	17,853
Invesco V.I. Growth and Income Fund - Series I Shares	92,498	22.70	2,099,706	2,001,849
Janus Henderson Balanced Portfolio - Institutional Shares	92,605	35.27	3,266,188	2,685,124
Janus Henderson Balanced Portfolio - Service Shares	127,214	37.09	4,718,352	4,005,694
Janus Henderson Enterprise Portfolio - Institutional Shares	98,663	70.65	6,970,559	4,457,991
Janus Henderson Enterprise Portfolio - Service Shares	146,203	66.67	9,747,329	7,863,172
Janus Henderson Flexible Bond Portfolio - Institutional Shares	28,006	11.69	327,390	344,917
Janus Henderson Flexible Bond Portfolio - Service Shares	279,132	12.73	3,553,349	3,629,097
Janus Henderson Global Research Portfolio - Institutional Shares	10,299	51.20	527,291	327,960
Janus Henderson Global Research Portfolio - Service Shares	6,271	50.17	314,637	233,193
Janus Henderson Global Technology Portfolio - Service Shares	20,651	11.56	238,729	136,581
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	210,639	10.94	2,304,395	2,323,833
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	4,674	16.57	77,442	74,740
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	4,747	10.62	50,411	48,918

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP Baron Growth Opportunities Fund - Service Class	783,173	$49.07	$38,429,537	$32,245,494
LVIP Baron Growth Opportunities Fund - Standard Class	8,978	50.37	452,157	404,686
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	94,272	20.92	1,971,984	1,570,131
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	1,090,633	10.21	11,134,270	11,262,947
LVIP BlackRock Multi-Asset Income Fund - Standard Class	104,258	9.59	999,312	1,004,920
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	47,284	37.98	1,795,963	1,277,211
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	79,949	14.96	1,196,274	963,969
LVIP Clarion Global Real Estate Fund - Standard Class	445,403	9.59	4,270,082	3,994,601
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class	644	10.61	6,835	6,698
LVIP Delaware Bond Fund - Standard Class	15,022,760	13.61	204,414,694	209,076,529
LVIP Delaware Diversified Floating Rate Fund - Standard Class	112,207	10.19	1,143,280	1,134,181
LVIP Delaware Social Awareness Fund - Standard Class	73,470	39.13	2,875,009	2,777,057
LVIP Delaware Special Opportunities Fund - Standard Class	554,189	41.50	22,999,937	21,504,901
LVIP Delaware Wealth Builder Fund - Standard Class	59,199	14.72	871,593	829,498
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	108,977	10.82	1,179,130	1,051,293
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	445,327	32.02	14,260,248	14,578,359
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	128,055	15.29	1,958,215	1,704,218
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	78,261	10.52	823,222	826,553
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	76,831	35.97	2,763,937	2,421,276
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	164	10.26	1,687	1,681
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	433,256	14.30	6,195,985	5,790,683
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	215,010	14.77	3,174,624	2,726,557
LVIP Global Income Fund - Standard Class	549,649	11.36	6,241,817	6,289,545
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	240,719	15.11	3,636,052	3,225,933
LVIP Goldman Sachs Income Builder Fund - Standard Class	2,895	10.11	29,278	27,740
LVIP Government Money Market Fund - Standard Class	11,747,787	10.00	117,477,872	117,477,893
LVIP JPMorgan High Yield Fund - Standard Class	2,422,071	10.80	26,163,214	26,784,171
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	9,106	17.74	161,489	135,703
LVIP Managed Risk Profile 2010 Fund - Standard Class	771,908	11.90	9,187,252	8,892,968
LVIP Managed Risk Profile 2020 Fund - Standard Class	2,882,474	11.91	34,330,260	33,319,854
LVIP Managed Risk Profile 2030 Fund - Standard Class	2,641,249	11.84	31,275,026	30,266,638
LVIP Managed Risk Profile 2040 Fund - Standard Class	1,166,404	11.40	13,295,837	12,505,157
LVIP Managed Risk Profile 2050 Fund - Standard Class	320,821	10.91	3,500,797	3,262,597
LVIP MFS International Growth Fund - Standard Class	485,785	17.88	8,684,863	7,009,467
LVIP MFS Value Fund - Standard Class	1,805,033	43.09	77,769,856	63,145,335
LVIP Mondrian International Value Fund - Standard Class	1,807,007	18.03	32,582,142	30,052,671
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	1,106	11.11	12,279	11,655
LVIP PIMCO Low Duration Bond Fund - Standard Class	56,505	10.01	565,499	572,635
LVIP SSGA Bond Index Fund - Standard Class	3,317,227	11.23	37,255,779	37,798,243
LVIP SSGA Conservative Index Allocation Fund - Standard Class	114,932	13.09	1,504,455	1,418,976
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	47,668	12.05	574,585	553,701
LVIP SSGA Developed International 150 Fund - Standard Class	316,202	9.39	2,969,774	2,812,275
LVIP SSGA Emerging Markets 100 Fund - Standard Class	215,340	9.92	2,136,819	2,016,416
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	109,245	12.39	1,353,987	1,235,637
LVIP SSGA International Index Fund - Standard Class	2,469,802	9.91	24,465,855	21,899,470
LVIP SSGA International Managed Volatility Fund - Standard Class	20,417	10.00	204,084	179,101
LVIP SSGA Large Cap 100 Fund - Standard Class	331,229	13.92	4,609,045	4,781,260
LVIP SSGA Mid-Cap Index Fund - Standard Class	3,010,889	13.06	39,307,152	32,795,119
LVIP SSGA Moderate Index Allocation Fund - Standard Class	586,918	14.66	8,603,626	7,886,549
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	15,139	13.16	199,259	189,461
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	51,119	15.19	776,545	684,073
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	138,768	13.65	1,893,628	1,794,087
LVIP SSGA S&P 500 Index Fund - Standard Class	18,555,151	18.39	341,136,459	274,321,407
LVIP SSGA Small-Cap Index Fund - Standard Class	1,423,656	31.73	45,176,864	37,734,825
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	393,143	13.46	5,292,095	5,352,799
LVIP T. Rowe Price Growth Stock Fund - Standard Class	1,273,531	43.58	55,505,578	39,261,609
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	1,216,334	25.97	31,586,979	24,958,302
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	628,506	18.80	11,817,797	9,407,604
LVIP Vanguard International Equity ETF Fund - Standard Class	593,830	11.59	6,882,496	5,814,440
LVIP Wellington Capital Growth Fund - Standard Class	153,879	45.77	7,043,184	6,620,212
LVIP Wellington Mid-Cap Value Fund - Standard Class	82,228	27.87	2,291,684	1,753,519

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
M Capital Appreciation Fund	15,853	$31.24	$495,245	$458,252
M International Equity Fund	25,076	13.58	340,537	313,736
M Large Cap Growth Fund	601	27.01	16,245	13,155
M Large Cap Value Fund	972	13.93	13,536	11,597
MFS® VIT Growth Series - Initial Class	1,441,785	48.90	70,503,303	53,688,390
MFS® VIT New Discovery Series - Initial Class	440	20.10	8,851	8,155
MFS® VIT Research Series - Initial Class	3,820	29.50	112,700	94,416
MFS® VIT Total Return Series - Initial Class	1,950,008	24.70	48,165,193	44,585,769
MFS® VIT Utilities Series - Initial Class	527,166	29.50	15,551,391	15,703,734
MFS® VIT II Core Equity Portfolio - Initial Class	105,915	25.21	2,670,115	2,458,616
MFS® VIT III Mid Cap Value Portfolio - Initial Class	274,183	9.01	2,470,392	2,371,793
Neuberger Berman AMT Large Cap Value Portfolio - I Class	9,500	16.71	158,748	120,167
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	146,823	27.79	4,080,213	3,761,904
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	109,581	19.58	2,145,594	1,771,593
Oppenheimer Main Street Small Cap Fund®/VA Non-Service Shares	3,786	25.79	97,631	90,305
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	1,368,846	7.16	9,800,936	14,193,676
PIMCO VIT Real Return Portfolio - Administrative Class	77,955	12.42	968,196	963,343
PIMCO VIT Total Return Portfolio - Administrative Class	175,493	10.94	1,919,886	1,907,092
Putnam VT Absolute Return 500 Fund - Class IA	625	10.88	6,803	6,684
T. Rowe Price Equity Income Portfolio	397,863	29.27	11,645,458	10,849,239
Templeton Foreign VIP Fund - Class 2	52,330	15.47	809,539	736,165
Templeton Global Bond VIP Fund - Class 1	778,829	17.16	13,364,713	13,644,343
Templeton Growth VIP Fund - Class 1	76,095	16.24	1,235,779	1,121,288
Templeton Growth VIP Fund - Class 2	1,515	15.97	24,186	19,456
Wells Fargo VT Discovery Fund - Class 2	2,831	31.74	89,846	83,571

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2017, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio - Class A	17,135	(26,661)	(9,526)
AB VPS Growth and Income Portfolio - Class A	4,283	(12,619)	(8,336)
AB VPS International Value Portfolio - Class A	6,420	(12,452)	(6,032)
AB VPS Large Cap Growth Portfolio - Class A	5,623	(13,467)	(7,844)
AB VPS Small/Mid Cap Value Portfolio - Class A	188,884	(397,230)	(208,346)
American Century VP Income & Growth Fund - Class I	32,342	(94,206)	(61,864)
American Century VP Inflation Protection Fund - Class II	471,774	(371,176)	100,598
American Century VP International Fund - Class I	20,574	(8,954)	11,620
American Century VP Mid Cap Value - Class I	41,411	(2,436)	38,975
American Funds Bond Fund - Class 2	849	(2,048)	(1,199)
American Funds Capital Income Builder® - Class 2	21,216	(7,858)	13,358
American Funds Global Growth Fund - Class 2	283,572	(139,227)	144,345
American Funds Global Small Capitalization Fund - Class 2	42,199	(44,760)	(2,561)
American Funds Growth Fund - Class 2	346,364	(382,865)	(36,501)
American Funds Growth-Income Fund - Class 2	171,894	(199,165)	(27,271)
American Funds High-Income Bond Fund - Class 2	72,975	(164,335)	(91,360)
American Funds International Fund - Class 2	1,141,602	(1,143,090)	(1,488)
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	179,910	(226,592)	(46,682)
BlackRock Equity Dividend V.I. Fund - Class I	11,978	(2,435)	9,543
BlackRock Global Allocation V.I. Fund - Class I	223,708	(182,012)	41,696
ClearBridge Variable Aggressive Growth Portfolio - Class I	11,997	(4,479)	7,518
ClearBridge Variable Mid Cap Portfolio - Class I	40,492	(18,723)	21,769
ClearBridge Variable Small Cap Growth Portfolio - Class I	54,852	(82,249)	(27,397)
Delaware VIP® Diversified Income Series - Standard Class	470,150	(718,874)	(248,724)
Delaware VIP® Emerging Markets Series - Standard Class	622,840	(478,830)	144,010
Delaware VIP® High Yield Series - Standard Class	203,383	(240,132)	(36,749)
Delaware VIP® International Value Equity Series - Standard Class	8,978	(3,034)	5,944
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	386,292	(243,590)	142,702

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Delaware VIP® REIT Series - Standard Class	244,597	(293,750)	(49,153)
Delaware VIP® Small Cap Value Series - Standard Class	376,943	(498,101)	(121,158)
Delaware VIP® Smid Cap Core Series - Standard Class	224,040	(205,173)	18,867
Delaware VIP® U.S. Growth Series - Standard Class	49,310	(414,339)	(365,029)
Delaware VIP® Value Series - Standard Class	244,196	(609,431)	(365,235)
Deutsche Alternative Asset Allocation VIP Portfolio - Class A	22,872	(14,283)	8,589
Deutsche Equity 500 Index VIP Portfolio - Class A	98,351	(1,031,135)	(932,784)
Deutsche Small Cap Index VIP Portfolio - Class A	126,448	(780,784)	(654,336)
Fidelity® VIP Asset Manager Portfolio - Service Class	1,167	(11,271)	(10,104)
Fidelity® VIP Contrafund® Portfolio - Service Class	199,686	(453,268)	(253,582)
Fidelity® VIP Equity-Income Portfolio - Service Class	674	(2,401)	(1,727)
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	994,663	(450,233)	544,430
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	653,145	(183,806)	469,339
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	651,377	(87,620)	563,757
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	74,804	(26,206)	48,598
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	182,197	(175,339)	6,858
Fidelity® VIP Growth Portfolio - Service Class	22,958	(25,604)	(2,646)
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	347,946	(186,313)	161,633
Fidelity® VIP Mid Cap Portfolio - Service Class	189,682	(259,188)	(69,506)
Fidelity® VIP Overseas Portfolio - Service Class	55,312	(235,313)	(180,001)
Franklin Income VIP Fund - Class 1	274,544	(219,119)	55,425
Franklin Mutual Shares VIP Fund - Class 1	125,385	(59,175)	66,210
Franklin Rising Dividends VIP Fund - Class 1	22,430	(40,590)	(18,160)
Franklin Small Cap Value VIP Fund - Class 2	40,574	(75,833)	(35,259)
Franklin Small-Mid Cap Growth VIP Fund - Class 1	9,795	(41,112)	(31,317)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	1,888	(171)	1,717
Franklin U.S. Government Securities VIP Fund - Class 1	110,098	(104,057)	6,041
Goldman Sachs VIT Global Trends Allocation Fund - Service Shares	845	(18,662)	(17,817)
Goldman Sachs VIT Mid Cap Value Fund - Service Shares	32,475	(92,473)	(59,998)
Invesco V.I. Comstock Fund - Series I Shares	3,416	(2,027)	1,389
Invesco V.I. Growth and Income Fund - Series I Shares	48,978	(42,492)	6,486
Janus Henderson Balanced Portfolio - Institutional Shares	4,419	(19,576)	(15,157)
Janus Henderson Balanced Portfolio - Service Shares	18,627	(22,195)	(3,568)
Janus Henderson Enterprise Portfolio - Institutional Shares	9,047	(20,552)	(11,505)
Janus Henderson Enterprise Portfolio - Service Shares	2,055	(7,523)	(5,468)
Janus Henderson Flexible Bond Portfolio - Institutional Shares	11,666	(145,324)	(133,658)
Janus Henderson Flexible Bond Portfolio - Service Shares	50,525	(66,628)	(16,103)
Janus Henderson Global Research Portfolio - Institutional Shares	2,293	(2,010)	283
Janus Henderson Global Research Portfolio - Service Shares	6,048	(10,152)	(4,104)
Janus Henderson Global Technology Portfolio - Service Shares	—	(1,655)	(1,655)
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	137,766	(22,390)	115,376
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	6,409	(65)	6,344
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	4,449	(88)	4,361
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio - Class 1	323	(22,165)	(21,842)
LVIP Baron Growth Opportunities Fund - Service Class	237,182	(537,685)	(300,503)
LVIP Baron Growth Opportunities Fund - Standard Class	6,842	(8,015)	(1,173)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	7,637	(28,054)	(20,417)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	422,153	(396,608)	25,545
LVIP BlackRock Multi-Asset Income Fund - Standard Class	15,092	(14,885)	207
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	8,264	(20,565)	(12,301)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	19,395	(13,077)	6,318
LVIP Clarion Global Real Estate Fund - Standard Class	72,609	(95,590)	(22,981)
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class	2,787	(3,310)	(523)
LVIP Delaware Bond Fund - Standard Class	2,606,935	(1,107,141)	1,499,794
LVIP Delaware Diversified Floating Rate Fund - Standard Class	111,516	(88,882)	22,634
LVIP Delaware Social Awareness Fund - Standard Class	15,921	(13,610)	2,311
LVIP Delaware Special Opportunities Fund - Standard Class	223,353	(227,163)	(3,810)
LVIP Delaware Wealth Builder Fund - Standard Class	968	(7,959)	(6,991)
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	19,346	(14,253)	5,093
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	98,427	(133,097)	(34,670)
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	1,973	(1,973)	—
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	20,636	(10,702)	9,934

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	6,639	(32,643)	(26,004)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	51,482	(61,181)	(9,699)
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	2,401	(6,622)	(4,221)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	38,656	(59,125)	(20,469)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	28,497	(55,201)	(26,704)
LVIP Global Income Fund - Standard Class	99,979	(142,639)	(42,660)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	61,263	(53,676)	7,587
LVIP Goldman Sachs Income Builder Fund - Standard Class	132	(67)	65
LVIP Government Money Market Fund - Standard Class	9,100,331	(9,936,781)	(836,450)
LVIP JPMorgan High Yield Fund - Standard Class	668,567	(480,892)	187,675
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	5,807	(32,381)	(26,574)
LVIP Managed Risk Profile 2010 Fund - Standard Class	75,215	(266,554)	(191,339)
LVIP Managed Risk Profile 2020 Fund - Standard Class	506,795	(709,638)	(202,843)
LVIP Managed Risk Profile 2030 Fund - Standard Class	438,414	(500,051)	(61,637)
LVIP Managed Risk Profile 2040 Fund - Standard Class	151,781	(260,116)	(108,335)
LVIP Managed Risk Profile 2050 Fund - Standard Class	94,383	(52,416)	41,967
LVIP MFS International Growth Fund - Standard Class	136,285	(178,320)	(42,035)
LVIP MFS Value Fund - Standard Class	721,705	(600,473)	121,232
LVIP Mondrian International Value Fund - Standard Class	320,392	(199,429)	120,963
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	2,852	(2,215)	637
LVIP PIMCO Low Duration Bond Fund - Standard Class	65,319	(63,643)	1,676
LVIP SSGA Bond Index Fund - Standard Class	1,246,711	(501,274)	745,437
LVIP SSGA Conservative Index Allocation Fund - Standard Class	34,540	(8,764)	25,776
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	11,243	(4,120)	7,123
LVIP SSGA Developed International 150 Fund - Standard Class	150,558	(41,436)	109,122
LVIP SSGA Emerging Markets 100 Fund - Standard Class	49,610	(45,407)	4,203
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	13,649	(22,262)	(8,613)
LVIP SSGA International Index Fund - Standard Class	994,679	(534,862)	459,817
LVIP SSGA International Managed Volatility Fund - Standard Class	15,354	(331)	15,023
LVIP SSGA Large Cap 100 Fund - Standard Class	129,776	(16,047)	113,729
LVIP SSGA Mid-Cap Index Fund - Standard Class	1,167,850	(637,363)	530,487
LVIP SSGA Moderate Index Allocation Fund - Standard Class	22,706	(31,285)	(8,579)
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	378	(6,732)	(6,354)
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	4,092	(6,445)	(2,353)
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	25,161	(2,330)	22,831
LVIP SSGA S&P 500 Index Fund - Standard Class	2,526,302	(2,066,856)	459,446
LVIP SSGA Small-Cap Index Fund - Standard Class	737,721	(816,002)	(78,281)
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	51,656	(54,208)	(2,552)
LVIP T. Rowe Price Growth Stock Fund - Standard Class	409,263	(274,443)	134,820
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	215,610	(177,250)	38,360
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	843	(47,616)	(46,773)
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	122,109	(64,061)	58,048
LVIP Vanguard International Equity ETF Fund - Standard Class	77,920	(97,220)	(19,300)
LVIP Wellington Capital Growth Fund - Standard Class	296,938	(19,575)	277,363
LVIP Wellington Mid-Cap Value Fund - Standard Class	43,596	(99,981)	(56,385)
M Capital Appreciation Fund	8,903	(9,760)	(857)
M International Equity Fund	5,596	(8,032)	(2,436)
M Large Cap Growth Fund	69	(2,730)	(2,661)
M Large Cap Value Fund	85	(3,083)	(2,998)
MFS® VIT Growth Series - Initial Class	461,427	(425,889)	35,538
MFS® VIT New Discovery Series - Initial Class	2,470	(4,017)	(1,547)
MFS® VIT Research Series - Initial Class	440	(629)	(189)
MFS® VIT Total Return Series - Initial Class	493,698	(568,838)	(75,140)
MFS® VIT Utilities Series - Initial Class	94,363	(42,518)	51,845
MFS® VIT II Core Equity Portfolio - Initial Class	6,490	(4,946)	1,544
MFS® VIT III Mid Cap Value Portfolio - Initial Class	284,900	(77,440)	207,460
Neuberger Berman AMT Large Cap Value Portfolio - I Class	877	(1,484)	(607)
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	9,023	(10,253)	(1,230)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	13,039	(30,439)	(17,400)
Oppenheimer Main Street Small Cap Fund®/VA Non-Service Shares	7,093	(3,960)	3,133
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	175,509	(121,573)	53,936
PIMCO VIT Real Return Portfolio - Administrative Class	96,652	(6,390)	90,262

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
PIMCO VIT Total Return Portfolio - Administrative Class	106,085	(116,312)	(10,227)
Putnam VT Absolute Return 500 Fund - Class IA	624	(3)	621
T. Rowe Price Equity Income Portfolio	84,158	(115,592)	(31,434)
Templeton Foreign VIP Fund - Class 2	4,290	(941)	3,349
Templeton Global Bond VIP Fund - Class 1	398,321	(162,057)	236,264
Templeton Growth VIP Fund - Class 1	1,904	(2,086)	(182)
Templeton Growth VIP Fund - Class 2	96	(340)	(244)
Wells Fargo VT Discovery Fund - Class 2	1,478	(1,072)	406

The change in units outstanding for the year ended December 31, 2016, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio - Class A	11,935	(15,155)	(3,220)
AB VPS Growth and Income Portfolio - Class A	1,936	(22,565)	(20,629)
AB VPS International Value Portfolio - Class A	9,561	(29,670)	(20,109)
AB VPS Large Cap Growth Portfolio - Class A	100,203	(817)	99,386
AB VPS Small/Mid Cap Value Portfolio - Class A	272,478	(264,532)	7,946
American Century VP Income & Growth Fund - Class I	75,204	(25,524)	49,680
American Century VP Inflation Protection Fund - Class II	357,367	(205,211)	152,156
American Century VP International Fund - Class I	8,079	(31,273)	(23,194)
American Funds Bond Fund - Class 2	82,600	(74,795)	7,805
American Funds Capital Income Builder® - Class 2	1,429	(37)	1,392
American Funds Global Growth Fund - Class 2	357,039	(129,328)	227,711
American Funds Global Small Capitalization Fund - Class 2	85,234	(352,788)	(267,554)
American Funds Growth Fund - Class 2	836,352	(503,791)	332,561
American Funds Growth-Income Fund - Class 2	92,370	(180,722)	(88,352)
American Funds High-Income Bond Fund - Class 2	175,023	(69,883)	105,140
American Funds International Fund - Class 2	1,694,807	(1,120,696)	574,111
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	272,686	(179,859)	92,827
BlackRock Equity Dividend V.I. Fund - Class I	33,503	(6,615)	26,888
BlackRock Global Allocation V.I. Fund - Class I	455,121	(311,558)	143,563
ClearBridge Variable Aggressive Growth Portfolio - Class I	2,388	(473)	1,915
ClearBridge Variable Mid Cap Portfolio - Class I	21,131	(21,139)	(8)
ClearBridge Variable Small Cap Growth Portfolio - Class I	90,133	(17,289)	72,844
Delaware VIP® Diversified Income Series - Standard Class	445,160	(518,251)	(73,091)
Delaware VIP® Emerging Markets Series - Standard Class	601,261	(487,243)	114,018
Delaware VIP® High Yield Series - Standard Class	137,579	(583,824)	(446,245)
Delaware VIP® International Value Equity Series - Standard Class	21,106	(309)	20,797
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	322,384	(151,993)	170,391
Delaware VIP® REIT Series - Standard Class	418,446	(280,324)	138,122
Delaware VIP® Small Cap Value Series - Standard Class	652,925	(546,407)	106,518
Delaware VIP® Smid Cap Core Series - Standard Class	244,832	(164,555)	80,277
Delaware VIP® U.S. Growth Series - Standard Class	72,997	(58,212)	14,785
Delaware VIP® Value Series - Standard Class	834,238	(405,564)	428,674
Deutsche Alternative Asset Allocation VIP Portfolio - Class A	18,908	(13,835)	5,073
Deutsche Equity 500 Index VIP Portfolio - Class A	478,489	(975,712)	(497,223)
Deutsche Small Cap Index VIP Portfolio - Class A	237,294	(845,573)	(608,279)
Fidelity® VIP Asset Manager Portfolio - Service Class	3,701	(9,969)	(6,268)
Fidelity® VIP Contrafund® Portfolio - Service Class	292,199	(1,323,086)	(1,030,887)
Fidelity® VIP Equity-Income Portfolio - Service Class	7,287	(4,432)	2,855
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	488,221	(298,589)	189,632
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	372,977	(225,106)	147,871
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	209,290	(211,849)	(2,559)
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	55,936	(49,684)	6,252
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	106,661	(81,895)	24,766
Fidelity® VIP Growth Portfolio - Service Class	20,786	(84,251)	(63,465)
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	197,991	(60,281)	137,710
Fidelity® VIP Mid Cap Portfolio - Service Class	345,350	(777,843)	(432,493)
Fidelity® VIP Overseas Portfolio - Service Class	58,953	(73,574)	(14,621)
Franklin Income VIP Fund - Class 1	168,400	(123,192)	45,208
Franklin Mutual Shares VIP Fund - Class 1	56,998	(118,882)	(61,884)

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Franklin Rising Dividends VIP Fund - Class 1	28,641	(20,793)	7,848
Franklin Small Cap Value VIP Fund - Class 2	83,032	(22,840)	60,192
Franklin Small-Mid Cap Growth VIP Fund - Class 1	14,647	(17,713)	(3,066)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	459	(12,999)	(12,540)
Franklin U.S. Government Securities VIP Fund - Class 1	155,991	(113,663)	42,328
Goldman Sachs VIT Global Trends Allocation Fund - Service Shares	320	(17,183)	(16,863)
Goldman Sachs VIT Mid Cap Value Fund - Service Shares	59,791	(50,445)	9,346
Invesco V.I. Growth and Income Fund - Series I Shares	24,323	(7,455)	16,868
Janus Henderson Balanced Portfolio - Institutional Shares	40,691	(33,115)	7,576
Janus Henderson Balanced Portfolio - Service Shares	18,436	(19,466)	(1,030)
Janus Henderson Enterprise Portfolio - Institutional Shares	10,286	(17,114)	(6,828)
Janus Henderson Enterprise Portfolio - Service Shares	400,838	(4,760)	396,078
Janus Henderson Flexible Bond Portfolio - Institutional Shares	17,836	(40,472)	(22,636)
Janus Henderson Flexible Bond Portfolio - Service Shares	340,262	(203,520)	136,742
Janus Henderson Global Research Portfolio - Institutional Shares	4,737	(7,967)	(3,230)
Janus Henderson Global Research Portfolio - Service Shares	—	(10,390)	(10,390)
Janus Henderson Global Technology Portfolio - Service Shares	—	(2,597)	(2,597)
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	66,172	(23,407)	42,765
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio - Class 1	21,842	—	21,842
LVIP AQR Enhanced Global Strategies Fund - Standard Class	551	(2,803)	(2,252)
LVIP Baron Growth Opportunities Fund - Service Class	505,119	(778,771)	(273,652)
LVIP Baron Growth Opportunities Fund - Standard Class	295	(2,443)	(2,148)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	7,480	(59,006)	(51,526)
LVIP BlackRock Emerging Markets Managed Volatility Fund - Standard Class	3,857	(10,118)	(6,261)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	261,769	(216,866)	44,903
LVIP BlackRock Multi-Asset Income Fund - Standard Class	86,340	(419)	85,921
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	7,818	(30,629)	(22,811)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	11,251	(24,666)	(13,415)
LVIP Clarion Global Real Estate Fund - Standard Class	83,049	(179,108)	(96,059)
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class	792	(1,655)	(863)
LVIP Delaware Bond Fund - Standard Class	2,591,510	(1,618,244)	973,266
LVIP Delaware Diversified Floating Rate Fund - Standard Class	28,744	(9,239)	19,505
LVIP Delaware Social Awareness Fund - Standard Class	31,099	(41,065)	(9,966)
LVIP Delaware Special Opportunities Fund - Standard Class	280,710	(163,148)	117,562
LVIP Delaware Wealth Builder Fund - Standard Class	12,070	(1,923)	10,147
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	19,109	(28,653)	(9,544)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	103,778	(165,024)	(61,246)
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	101,016	(4,316)	96,700
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	25,774	(16,252)	9,522
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	38,795	(68,274)	(29,479)
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	2,794	(1,632)	1,162
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	133,346	(122,972)	10,374
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	18,056	(69,625)	(51,569)
LVIP Global Income Fund - Standard Class	116,976	(48,136)	68,840
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	234,308	(726,995)	(492,687)
LVIP Goldman Sachs Income Builder Fund - Standard Class	2,533	(30)	2,503
LVIP Government Money Market Fund - Standard Class	12,631,196	(10,298,819)	2,332,377
LVIP JPMorgan High Yield Fund - Standard Class	635,319	(271,583)	363,736
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	5,421	(9,750)	(4,329)
LVIP Managed Risk Profile 2010 Fund - Standard Class	643,605	(396,140)	247,465
LVIP Managed Risk Profile 2020 Fund - Standard Class	589,909	(907,493)	(317,584)
LVIP Managed Risk Profile 2030 Fund - Standard Class	633,000	(436,358)	196,642
LVIP Managed Risk Profile 2040 Fund - Standard Class	172,296	(132,703)	39,593
LVIP Managed Risk Profile 2050 Fund - Standard Class	50,541	(41,914)	8,627
LVIP MFS International Growth Fund - Standard Class	276,584	(111,500)	165,084
LVIP MFS Value Fund - Standard Class	1,149,041	(501,038)	648,003
LVIP Mondrian International Value Fund - Standard Class	427,968	(413,207)	14,761
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	863	(1,216)	(353)
LVIP PIMCO Low Duration Bond Fund - Standard Class	50,680	(9,631)	41,049
LVIP SSGA Bond Index Fund - Standard Class	1,064,559	(470,619)	593,940
LVIP SSGA Conservative Index Allocation Fund - Standard Class	20,395	(11,288)	9,107
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	16,734	(8,781)	7,953

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP SSGA Developed International 150 Fund - Standard Class	32,508	(18,985)	13,523
LVIP SSGA Emerging Markets 100 Fund - Standard Class	33,497	(38,606)	(5,109)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	19,279	(64,583)	(45,304)
LVIP SSGA International Index Fund - Standard Class	749,390	(430,831)	318,559
LVIP SSGA International Managed Volatility Fund - Standard Class	6,562	(5,423)	1,139
LVIP SSGA Large Cap 100 Fund - Standard Class	22,748	(31,577)	(8,829)
LVIP SSGA Mid-Cap Index Fund - Standard Class	555,322	(502,567)	52,755
LVIP SSGA Moderate Index Allocation Fund - Standard Class	575,447	(10,169)	565,278
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	6,311	(4,539)	1,772
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	7,434	(1,127)	6,307
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	34,274	(10,026)	24,248
LVIP SSGA S&P 500 Index Fund - Standard Class	4,191,770	(2,694,958)	1,496,812
LVIP SSGA Small-Cap Index Fund - Standard Class	571,085	(341,346)	229,739
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	63,677	(52,495)	11,182
LVIP T. Rowe Price Growth Stock Fund - Standard Class	532,096	(490,416)	41,680
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	219,726	(139,711)	80,015
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	54,654	(7,881)	46,773
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	117,015	(105,482)	11,533
LVIP Vanguard International Equity ETF Fund - Standard Class	127,717	(35,660)	92,057
LVIP Wellington Capital Growth Fund - Standard Class	1,111	(5,875)	(4,764)
LVIP Wellington Mid-Cap Value Fund - Standard Class	77,662	(23,864)	53,798
M Capital Appreciation Fund	9,878	(88,681)	(78,803)
M International Equity Fund	17,895	(213,043)	(195,148)
M Large Cap Growth Fund	1,848	(19,834)	(17,986)
M Large Cap Value Fund	7,991	(90,516)	(82,525)
MFS® VIT Growth Series - Initial Class	536,130	(484,031)	52,099
MFS® VIT New Discovery Series - Initial Class	745	(579)	166
MFS® VIT Research Series - Initial Class	2	(9,395)	(9,393)
MFS® VIT Total Return Series - Initial Class	625,441	(343,023)	282,418
MFS® VIT Utilities Series - Initial Class	99,642	(475,604)	(375,962)
MFS® VIT II Core Equity Portfolio - Initial Class	4,437	(18,603)	(14,166)
MFS® VIT III Mid Cap Value Portfolio - Initial Class	2,239	(2,239)	—
Neuberger Berman AMT Large Cap Value Portfolio - I Class	667	(17,272)	(16,605)
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	12,602	(33,358)	(20,756)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	34,525	(65,207)	(30,682)
Oppenheimer Main Street Fund/VA Non-Service Shares	—	(30,969)	(30,969)
Oppenheimer Main Street Small Cap Fund®/VA Non-Service Shares	5,635	(1,676)	3,959
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	187,356	(90,567)	96,789
PIMCO VIT Real Return Portfolio - Administrative Class	4,660	—	4,660
PIMCO VIT Total Return Portfolio - Administrative Class	122,824	(10,173)	112,651
T. Rowe Price Equity Income Portfolio	164,928	(73,350)	91,578
Templeton Foreign VIP Fund - Class 2	5,645	(1,415)	4,230
Templeton Global Bond VIP Fund - Class 1	279,921	(279,634)	287
Templeton Growth VIP Fund - Class 1	2,246	(18,598)	(16,352)
Templeton Growth VIP Fund - Class 2	6	(262)	(256)
Wells Fargo VT Discovery Fund - Class 2	1,765	(1,668)	97

7. Subsequent Event

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

Note - Year-End Unit Values

The accompanying supplemental summary presents unit values for the investment options in Lincoln Life Flexible Premium Variable Life Account S, by product, as of December 31 for years 2013 through 2017.

The financial highlights note in the accompanying financial statements presents a range of minimum to maximum unit values only for those subaccounts that existed for the entire year, and had assets at December 31; therefore, some individual product unit values presented herein may not be consistent with the ranges presented in the audited financial statements as a result of partial year activity. In addition, some individual product unit values presented herein occur prior to the commencement date presented in the audited financial statements. Because the commencement date in the accompanying financial statements represents the date in which funds were first received, some individual product unit values presented herein reflect the unit value available for investment at the time, irrespective of asset level. Therefore, there may be additional unit values displayed in the supplemental summary as compared to the financial highlights note in the accompanying financial statements.

End of Year Unit Values for Years 2013 to 2017

Subaccount	Product(s)	2013	2014	2015	2016	2017
AB VPS Global Thematic Growth Portfolio - Class A
	Lincoln CVUL III Jumbo	19.720920	20.677444	21.232483	21.057804	28.721355
	Lincoln CVUL III Super Jumbo	17.985334	18.829408	19.305851	19.118324	26.037006
	Lincoln CVUL III Super Jumbo/0.15%	13.891927	14.573013	14.971678	14.855932	20.272562
	Lincoln CVUL III SC (Elite)	13.064898	13.630252	13.926297	13.742843	18.650892
	Lincoln CVUL III LC (Elite)	13.552545	14.181489	14.533054	14.384695	19.580554
	Lincoln CVUL III LC (Elite)/0.20%	13.877283	14.550370	14.940935	14.817915	20.210534
	Lincoln Corporate Variable 4 - Band 1	15.626595	16.302801	16.656893	16.437469	22.307863
	Lincoln Corporate Variable 4 - Band 1/0.35%		9.962743	10.214832	10.115611	13.776323
	Lincoln Corporate Variable 4 - Band 2	16.126333	16.874733	17.292502	17.114127	23.295877
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.531160	12.090457	12.414992	12.312854	16.795065
	Lincoln Corporate Variable 4 - Band 3	16.260525	17.049216	17.506866	17.362837	23.681681
	Lincoln Corporate Variable 4 - Band 3/0.10%		9.976269	10.254308	10.180120	13.898836
	Lincoln Corporate Variable 4 - Band 4	15.457214	16.223155	16.675305	16.554657	22.601932
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	14.220485	14.940083	15.371839	15.275892	20.876958
AB VPS Growth and Income Portfolio - Class A
	Lincoln CVUL III Jumbo	25.195641	27.544629	27.957380	31.054478	36.857742
	Lincoln CVUL III Super Jumbo	22.743516	24.826630	25.160878	27.906306	33.071652
	Lincoln CVUL III Super Jumbo/0.15%	16.827714	18.405760	18.690911	20.771856	24.665889
	Lincoln CVUL III SC (Elite)	19.477981	21.187721	21.397941	23.649888	27.929534
	Lincoln CVUL III LC (Elite)	20.197429	22.036347	22.321863	24.745141	29.310719
	Lincoln CVUL III LC (Elite)/0.20%	16.809987	18.377189	18.652567	20.718885	24.590699
	Lincoln Corporate Variable 4 - Band 1	20.498317	22.297621	22.518854	24.888766	29.392598
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.590549	10.733132	11.904277	14.107712
	Lincoln Corporate Variable 4 - Band 2	21.156008	23.082178	23.380616	25.918833	30.700962
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.884957	12.993178	13.187758	14.648683	17.386131
	Lincoln Corporate Variable 4 - Band 3	19.288510	21.086738	21.402722	23.773699	28.216378
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.604918	10.774602	11.980174	14.233169
	Lincoln Corporate Variable 4 - Band 4	21.429716	23.451042	23.826275	26.492201	31.474355
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	17.284502	18.933759	19.255958	21.431919	25.487859
AB VPS International Value Portfolio - Class A
	Lincoln CVUL III Jumbo	9.371840	8.772196	8.981425	8.918603	11.163372
	Lincoln CVUL III Super Jumbo	9.265400	8.659560	8.852807	8.777712	10.970565
	Lincoln CVUL III Super Jumbo/0.15%	14.416522	13.500853	13.829783	13.739916	17.206779
	Lincoln CVUL III SC (Elite)	9.021714	8.402333	8.559813	8.457557	10.533528
	Lincoln CVUL III LC (Elite)	9.230062	8.622219	8.810224	8.731125	10.906889
	Lincoln CVUL III LC (Elite)/0.20%	14.401331	13.479882	13.801396	13.704861	17.154307
	Lincoln Corporate Variable 4 - Band 1	9.021679	8.402300	8.559779	8.457524	10.533487
	Lincoln Corporate Variable 4 - Band 1/0.35%		8.960598	9.160563	9.082858	11.351942
	Lincoln Corporate Variable 4 - Band 2	9.230439	8.622579	8.810501	8.731590	10.908218
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.219461	10.501528	10.751957	10.676710	13.368509
	Lincoln Corporate Variable 4 - Band 3	9.371869	8.772222	8.981455	8.918634	11.163410
	Lincoln Corporate Variable 4 - Band 3/0.10%		8.972770	9.195980	9.140792	11.452922

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2013 to 2017 (continued)

Subaccount	Product(s)	2013	2014	2015	2016	2017
	Lincoln Corporate Variable 4 - Band 4	9.443478	8.848098	9.068205	9.013784	11.293787
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	9.515596	8.924595	9.155760	9.109916	11.425648
AB VPS Large Cap Growth Portfolio - Class A
	Lincoln CVUL III Jumbo	22.608196	25.753934	28.559083	29.251006	38.529904
	Lincoln CVUL III Super Jumbo	21.738644	24.726286	27.378414	27.999705	36.826450
	Lincoln CVUL III Super Jumbo/0.15%	16.475240	18.777011	20.832638	21.348035	28.134030
	Lincoln CVUL III SC (Elite)	16.968421	19.233058	21.221596	21.627353	28.345972
	Lincoln CVUL III LC (Elite)	17.603206	20.012490	22.147944	22.639221	29.761236
	Lincoln CVUL III LC (Elite)/0.20%	16.457885	18.747860	20.789900	21.293593	28.047765
	Lincoln Corporate Variable 4 - Band 1	20.249529	22.952068	25.325120	25.809337	33.827106
	Lincoln Corporate Variable 4 - Band 1/0.35%		11.064113	12.250843	12.528849	16.478495
	Lincoln Corporate Variable 4 - Band 2	20.896972	23.757061	26.292084	26.875285	35.329912
	Lincoln Corporate Variable 4 - Band 2/0.20%	12.378643	14.101025	15.636926	16.015773	21.096239
	Lincoln Corporate Variable 4 - Band 3	20.678303	23.555463	26.121141	26.753998	35.240804
	Lincoln Corporate Variable 4 - Band 3/0.10%		11.079121	12.298162	12.608718	16.625008
	Lincoln Corporate Variable 4 - Band 4	20.945339	23.883566	26.511477	27.180958	35.838902
AB VPS Small/Mid Cap Value Portfolio - Class A
	Lincoln CVUL III Jumbo	37.290443	40.639115	38.333058	47.854488	54.037856
	Lincoln CVUL III Super Jumbo	32.628905	35.505672	33.440685	41.684379	46.999972
	Lincoln CVUL III Super Jumbo/0.15%	17.140505	18.689061	17.637376	22.029274	24.888154
	Lincoln CVUL III SC (Elite)	36.219062	39.274649	36.861150	45.787605	51.446137
	Lincoln CVUL III LC (Elite)	37.571361	40.865500	38.470817	47.930567	54.015671
	Lincoln CVUL III LC (Elite)/0.20%	17.122450	18.660041	17.601180	21.973085	24.812266
	Lincoln Corporate Variable 4 - Band 1	29.459803	31.945255	29.982053	37.242637	41.845163
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.275140	9.677548	12.063265	13.601481
	Lincoln Corporate Variable 4 - Band 2	30.401589	33.065444	31.126799	38.780924	43.704467
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.895936	12.964327	12.228667	15.266104	17.238665
	Lincoln Corporate Variable 4 - Band 3	24.701109	26.919275	25.391746	31.698724	35.794576
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.289086	9.714950	12.140143	13.722504
	Lincoln Corporate Variable 4 - Band 4	29.105224	31.750602	29.978895	37.462688	42.345623
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	20.828111	22.743913	21.496288	26.889376	30.424565
American Century VP Income & Growth Fund - Class I
	Lincoln CVUL	17.363787	19.398580	18.180527	20.487947	24.512887
	Lincoln CVUL/0.35%	17.056863	19.122483	17.984624	20.338192	24.418962
	Lincoln CVUL LC	17.053233	19.108861	17.962826	20.303394	24.365006
	Lincoln CVUL LC/0.20%	17.153267	19.259422	18.140612	20.545362	24.704700
	Lincoln CVUL III Jumbo	24.654764	27.681986	26.073899	29.530305	35.508613
	Lincoln CVUL III Super Jumbo	22.935352	25.712870	24.182858	27.347561	32.834730
	Lincoln CVUL III Super Jumbo/0.15%	16.455701	18.485443	17.420307	19.739437	23.747479
	Lincoln CVUL III SC (Elite)	17.363787	19.398580	18.180527	20.487947	24.512887
	Lincoln CVUL III LC (Elite)	17.053233	19.108861	17.962826	20.303394	24.365006
	Lincoln CVUL III LC (Elite)/0.20%	17.153267	19.259422	18.140612	20.545362	24.704700
	Lincoln Corporate Variable 4 - Band 1	20.421908	22.815071	21.382494	24.096298	28.830114
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.575612	9.946323	11.247954	13.504807
	Lincoln Corporate Variable 4 - Band 2	21.074251	23.614578	22.198316	25.090771	30.110078
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.694809	13.130750	12.367966	14.007484	16.843250
	Lincoln Corporate Variable 4 - Band 3	18.904954	21.226191	19.993109	22.643434	27.227519
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.589962	9.984758	11.319663	13.624897
	Lincoln Corporate Variable 4 - Band 4	21.385398	24.036159	22.662669	25.692748	30.925483
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	16.579709	18.652699	17.604322	19.977872	24.070402
American Century VP Inflation Protection Fund - Class II
	Lincoln CVUL	14.166504	14.531889	14.074390	14.589421	15.019588
	Lincoln CVUL/0.35%	11.405572	11.740765	11.411016	11.870055	12.262882
	Lincoln CVUL LC	14.578415	14.999352	14.570794	15.149367	15.642897
	Lincoln CVUL LC/0.20%	11.469775	11.824579	11.509731	11.990713	12.406127
	Lincoln CVUL III Jumbo	14.866075	15.325937	14.917862	15.541265	16.079685
	Lincoln CVUL III Super Jumbo	14.652655	15.083275	14.659649	15.249373	15.754034
	Lincoln CVUL III Super Jumbo/0.15%	9.893544	10.204688	9.937942	10.358416	10.722638
	Lincoln CVUL III SC (Elite)	14.166504	14.531889	14.074390	14.589421	15.019588
	Lincoln CVUL III LC (Elite)	14.578415	14.999352	14.570794	15.149367	15.642897

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2013 to 2017 (continued)

Subaccount	Product(s)	2013	2014	2015	2016	2017
	Lincoln CVUL III LC (Elite)/0.20%	11.469775	11.824579	11.509731	11.990713	12.406127
	Lincoln Corporate Variable 4 - Band 1	14.166504	14.531889	14.074390	14.589421	15.019588
	Lincoln Corporate Variable 4 - Band 1/0.35%		9.883416	9.605832	9.992252	10.322935
	Lincoln Corporate Variable 4 - Band 2	14.574260	14.995076	14.566637	15.146825	15.642019
	Lincoln Corporate Variable 4 - Band 2/0.20%	9.148114	9.431091	9.179944	9.563565	9.894890
	Lincoln Corporate Variable 4 - Band 3	14.398557	14.843958	14.448717	15.052561	15.574050
	Lincoln Corporate Variable 4 - Band 3/0.10%		9.896829	9.642949	10.055968	10.414761
	Lincoln Corporate Variable 4 - Band 4	15.001478	15.481001	15.083880	15.729942	16.291183
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.877018	14.334924	13.981176	14.594594	15.130442
American Century VP International Fund - Class I
	Lincoln CVUL	16.956568	15.911054	15.919858	14.939588	19.464957
	Lincoln CVUL/0.35%	14.381625	13.542213	13.597227	12.804711	16.741830
	Lincoln CVUL LC	16.098386	15.151188	15.205131	14.311741	18.702890
	Lincoln CVUL LC/0.20%	14.462921	13.639215	13.715177	12.935176	16.937776
	Lincoln CVUL III Jumbo	24.804472	23.391785	23.522078	22.184341	29.048946
	Lincoln CVUL III Super Jumbo	25.111144	23.645482	23.741539	22.357761	29.232197
	Lincoln CVUL III Super Jumbo/0.15%	15.235632	14.375107	14.462408	13.646730	17.878429
	Lincoln CVUL III SC (Elite)	16.956568	15.911054	15.919858	14.939588	19.464957
	Lincoln CVUL III LC (Elite)	16.098386	15.151188	15.205131	14.311741	18.702890
	Lincoln CVUL III LC (Elite)/0.20%	14.462921	13.639215	13.715177	12.935176	16.937776
	Lincoln Corporate Variable 4 - Band 1	22.369448	20.985023	20.996065	19.703227	25.671555
	Lincoln Corporate Variable 4 - Band 1/0.35%		9.309400	9.346490	8.802121	11.508735
	Lincoln Corporate Variable 4 - Band 2	23.073724	21.716100	21.793539	20.513078	26.806929
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.149646	10.514641	10.573208	9.972063	13.057806
	Lincoln Corporate Variable 4 - Band 3	21.214098	20.005893	20.117327	18.973224	24.844198
	Lincoln Corporate Variable 4 - Band 3/0.10%		9.322042	9.383346	8.858554	11.611298
	Lincoln Corporate Variable 4 - Band 4	23.074444	21.782074	21.925325	20.699089	27.131199
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	17.141894	16.197988	16.320829	15.423452	20.236388
American Century VP Mid Cap Value - Class I
	Lincoln CVUL III Jumbo					10.803320
	Lincoln CVUL III Super Jumbo					10.794596
	Lincoln CVUL III Super Jumbo/0.15%					10.809031
	Lincoln CVUL III SC (Elite)					10.767288
	Lincoln CVUL III LC (Elite)					10.788893
	Lincoln CVUL III LC (Elite)/0.20%					10.803320
	Lincoln Corporate Variable 4 - Band 1					10.767288
	Lincoln Corporate Variable 4 - Band 1/0.35%					10.794596
	Lincoln Corporate Variable 4 - Band 2					10.788893
	Lincoln Corporate Variable 4 - Band 2/0.20%					10.803320
	Lincoln Corporate Variable 4 - Band 3					10.803320
	Lincoln Corporate Variable 4 - Band 3/0.10%					10.810540
	Lincoln Corporate Variable 4 - Band 4					10.810540
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL					10.817767
American Funds Bond Fund - Class 2
	Lincoln CVUL	17.263977	18.048392	17.971658	18.371740	18.912159
	Lincoln CVUL/0.35%	11.293220	11.847731	11.838722	12.144700	12.545771
	Lincoln CVUL LC	17.965884	18.838612	18.814878	19.291511	19.918642
	Lincoln CVUL LC/0.20%	11.360206	11.935893	11.944720	12.271828	12.696125
	Lincoln CVUL III Jumbo	9.710520	10.202608	10.210154	10.489760	10.852442
	Lincoln CVUL III Super Jumbo	9.700985	10.177316	10.169577	10.432415	10.776939
	Lincoln CVUL III Super Jumbo/0.15%	9.713701	10.211053	10.223715	10.508945	10.877727
	Lincoln CVUL III SC (Elite)	17.263977	18.048392	17.971658	18.371740	18.912159
	Lincoln CVUL III LC (Elite)	17.965884	18.838612	18.814878	19.291511	19.918642
	Lincoln CVUL III LC (Elite)/0.20%	11.360206	11.935893	11.944720	12.271828	12.696125
	Lincoln Corporate Variable 4 - Band 1	9.678773	10.118543	10.075523	10.299823	10.602801
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.153766	10.146045	10.408275	10.752002
	Lincoln Corporate Variable 4 - Band 2	9.697809	10.168899	10.156087	10.413369	10.751889
	Lincoln Corporate Variable 4 - Band 2/0.20%	9.710520	10.202608	10.210154	10.489760	10.852442
	Lincoln Corporate Variable 4 - Band 3	9.710520	10.202608	10.210154	10.489760	10.852442
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.167544	10.185243	10.474635	10.847634

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2013 to 2017 (continued)

Subaccount	Product(s)	2013	2014	2015	2016	2017
	Lincoln Corporate Variable 4 - Band 4	9.716882	10.219505	10.237294	10.528165	10.903071
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	9.723261	10.236422	10.264500	10.566693	10.953929
American Funds Capital Income Builder® - Class 2
	Lincoln CVUL III Jumbo				9.994151	11.274914
	Lincoln CVUL III Super Jumbo				9.984205	11.246818
	Lincoln CVUL III Super Jumbo/0.15%				9.997469	11.284294
	Lincoln CVUL III SC (Elite)				9.961035	11.181533
	Lincoln CVUL III LC (Elite)				9.980892	11.237468
	Lincoln CVUL III LC (Elite)/0.20%				9.994151	11.274914
	Lincoln Corporate Variable 4 - Band 1				9.961035	11.181533
	Lincoln Corporate Variable 4 - Band 1/0.35%				9.984205	11.246818
	Lincoln Corporate Variable 4 - Band 2				9.980892	11.237468
	Lincoln Corporate Variable 4 - Band 2/0.20%				9.994151	11.274914
	Lincoln Corporate Variable 4 - Band 3				9.994151	11.274914
	Lincoln Corporate Variable 4 - Band 3/0.10%				10.000788	11.293683
	Lincoln Corporate Variable 4 - Band 4				10.000788	11.293683
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL				10.007444	11.312503
American Funds Global Growth Fund - Class 2
	Lincoln CVUL	19.812707	20.129624	21.375830	21.358536	27.884146
	Lincoln CVUL/0.35%	15.597155	15.902206	16.945914	16.991552	22.260621
	Lincoln CVUL LC	20.640962	21.034140	22.403465	22.452576	29.400417
	Lincoln CVUL LC/0.20%	15.685323	16.016105	17.092916	17.164672	22.521145
	Lincoln CVUL III Jumbo	25.422584	25.958712	27.703989	27.820286	36.501989
	Lincoln CVUL III Super Jumbo	25.057597	25.547677	27.224445	27.297765	35.762784
	Lincoln CVUL III Super Jumbo/0.15%	16.335595	16.688433	17.819352	17.903101	23.501745
	Lincoln CVUL III SC (Elite)	24.226200	24.613714	26.137526	26.116379	34.095639
	Lincoln CVUL III LC (Elite)	24.937266	25.412347	27.066680	27.126014	35.520027
	Lincoln CVUL III LC (Elite)/0.20%	16.318265	16.662395	17.782657	17.857306	23.429922
	Lincoln Corporate Variable 4 - Band 1	24.225701	24.613214	26.136995	26.115849	34.094947
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.122233	10.786585	10.815635	14.169556
	Lincoln Corporate Variable 4 - Band 2	24.937089	25.412100	27.066442	27.126760	35.521410
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.693545	11.939967	12.742726	12.796217	16.789450
	Lincoln Corporate Variable 4 - Band 3	25.052655	25.580982	27.300863	27.415468	35.970842
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.135966	10.828260	10.884576	14.295416
	Lincoln Corporate Variable 4 - Band 4	25.668904	26.236448	28.028422	28.174236	37.003335
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	20.737083	21.216793	22.688596	22.829438	30.013577
American Funds Global Small Capitalization Fund - Class 2
	Lincoln CVUL	23.830842	24.166988	24.062255	24.395799	30.498579
	Lincoln CVUL/0.35%	13.959349	14.205900	14.193964	14.441163	18.116965
	Lincoln CVUL LC	24.530372	24.951147	24.917713	25.339003	31.772827
	Lincoln CVUL LC/0.20%	14.038310	14.307702	14.317149	14.588355	18.329086
	Lincoln CVUL III Jumbo	38.221129	38.954597	38.980337	39.718730	49.903327
	Lincoln CVUL III Super Jumbo	35.054748	35.673887	35.643914	36.264680	45.495363
	Lincoln CVUL III Super Jumbo/0.15%	15.221704	15.521571	15.539601	15.841880	19.913969
	Lincoln CVUL III SC (Elite)	34.489057	34.975542	34.823969	35.306688	44.138904
	Lincoln CVUL III LC (Elite)	35.773098	36.385400	36.336730	36.951085	46.333330
	Lincoln CVUL III LC (Elite)/0.20%	15.205630	15.497708	15.507963	15.801700	19.853642
	Lincoln Corporate Variable 4 - Band 1	29.861054	30.282286	30.151052	30.568996	38.216046
	Lincoln Corporate Variable 4 - Band 1/0.35%		9.739300	9.731117	9.900592	12.420653
	Lincoln Corporate Variable 4 - Band 2	30.815601	31.344192	31.302194	31.831058	39.907609
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.388849	11.607407	11.615076	11.835097	14.869828
	Lincoln Corporate Variable 4 - Band 3	25.782366	26.277138	26.294486	26.792575	33.662674
	Lincoln Corporate Variable 4 - Band 3/0.10%		9.752513	9.768728	9.963732	12.531130
	Lincoln Corporate Variable 4 - Band 4	28.152583	28.721552	28.769320	29.343647	36.904782
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	18.296403	18.684855	18.734660	19.127755	24.080526
American Funds Growth Fund - Class 2
	Lincoln CVUL	21.336689	22.990743	24.396082	26.524372	33.791171
	Lincoln CVUL/0.35%	16.314422	17.639905	18.782852	20.491969	26.196317
	Lincoln CVUL LC	22.264732	24.062779	25.610404	27.928252	35.686471

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2013 to 2017 (continued)

Subaccount	Product(s)	2013	2014	2015	2016	2017
	Lincoln CVUL LC/0.20%	16.407674	17.768238	18.948865	20.705168	26.509797
	Lincoln CVUL III Jumbo	28.245969	30.588193	32.620656	35.644146	45.636870
	Lincoln CVUL III Super Jumbo	25.825156	27.924725	29.735568	32.442971	41.476051
	Lincoln CVUL III Super Jumbo/0.15%	15.830258	17.151515	18.300313	20.006499	25.628057
	Lincoln CVUL III SC (Elite)	21.336689	22.990743	24.396082	26.524372	33.791171
	Lincoln CVUL III LC (Elite)	22.264732	24.062779	25.610404	27.928252	35.686471
	Lincoln CVUL III LC (Elite)/0.20%	16.407674	17.768238	18.948865	20.705168	26.509797
	Lincoln Corporate Variable 4 - Band 1	22.804168	24.571969	26.073977	28.348645	36.115235
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.444892	11.122220	12.134888	15.513574
	Lincoln Corporate Variable 4 - Band 2	23.534318	25.434923	27.070770	29.520766	37.721391
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.667191	12.634685	13.474210	14.723086	18.850656
	Lincoln Corporate Variable 4 - Band 3	21.986793	23.809992	25.392070	27.745632	35.524033
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.459061	11.165184	12.212244	15.651538
	Lincoln Corporate Variable 4 - Band 4	23.683170	25.672694	27.405937	29.976043	38.418098
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	17.898140	19.421098	20.753021	22.721921	29.150128
American Funds Growth-Income Fund - Class 2
	Lincoln CVUL	22.271249	24.467824	24.650599	27.298830	33.175853
	Lincoln CVUL/0.35%	16.209249	17.870367	18.067001	20.078070	24.486057
	Lincoln CVUL LC	23.249889	25.619719	25.888670	28.756008	35.051653
	Lincoln CVUL LC/0.20%	16.300895	17.998378	18.223742	20.282642	24.772643
	Lincoln CVUL III Jumbo	25.547587	28.207969	28.561173	31.787988	38.824946
	Lincoln CVUL III Super Jumbo	23.243901	25.625928	25.907899	28.791752	35.112761
	Lincoln CVUL III Super Jumbo/0.15%	16.273584	17.977208	18.211414	20.279055	24.780640
	Lincoln CVUL III SC (Elite)	22.271249	24.467824	24.650599	27.298830	33.175853
	Lincoln CVUL III LC (Elite)	23.249889	25.619719	25.888670	28.756008	35.051653
	Lincoln CVUL III LC (Elite)/0.20%	16.300895	17.998378	18.223742	20.282642	24.772643
	Lincoln Corporate Variable 4 - Band 1	20.889272	22.949530	23.120973	25.604876	31.117216
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.443654	10.558570	11.733865	14.309952
	Lincoln Corporate Variable 4 - Band 2	21.557231	23.754531	24.003900	26.662462	32.499795
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.779900	13.005510	13.168360	14.656110	17.900558
	Lincoln Corporate Variable 4 - Band 3	19.419421	21.441664	21.710137	24.162928	29.511915
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.457828	10.599373	11.808676	14.437196
	Lincoln Corporate Variable 4 - Band 4	21.441703	23.698200	24.018948	26.759323	32.715747
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	17.371231	19.218565	19.498176	21.744488	26.611228
American Funds High-Income Bond Fund - Class 2
	Lincoln CVUL	23.532824	23.516789	21.648525	25.301305	26.855510
	Lincoln CVUL/0.35%	13.373434	13.411172	12.389042	14.530190	15.476804
	Lincoln CVUL LC	24.573651	24.634239	22.744318	26.661801	28.384576
	Lincoln CVUL LC/0.20%	13.449028	13.507227	12.496515	14.678222	15.657941
	Lincoln CVUL III Jumbo	25.027276	25.135570	23.254737	27.314670	29.137827
	Lincoln CVUL III Super Jumbo	20.660380	20.718681	19.139610	22.447431	23.909838
	Lincoln CVUL III Super Jumbo/0.15%	12.339009	12.398598	11.476580	13.486958	14.394358
	Lincoln CVUL III SC (Elite)	23.532824	23.516789	21.648525	25.301305	26.855510
	Lincoln CVUL III LC (Elite)	24.573651	24.634239	22.744318	26.661801	28.384576
	Lincoln CVUL III LC (Elite)/0.20%	13.449028	13.507227	12.496515	14.678222	15.657941
	Lincoln Corporate Variable 4 - Band 1	19.262370	19.249253	17.720019	20.709938	21.982105
	Lincoln Corporate Variable 4 - Band 1/0.35%		9.667714	8.930895	10.474389	11.156775
	Lincoln Corporate Variable 4 - Band 2	19.877368	19.923497	18.395848	21.564281	22.957928
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.167031	10.210652	9.446612	11.095852	11.836460
	Lincoln Corporate Variable 4 - Band 3	18.141209	18.219701	16.856361	19.799233	21.120761
	Lincoln Corporate Variable 4 - Band 3/0.10%		9.680818	8.965391	10.541143	11.255977
	Lincoln Corporate Variable 4 - Band 4	19.818899	19.924569	18.452112	21.695245	23.166471
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	16.968916	17.076455	15.830307	18.631243	19.914592
American Funds International Fund - Class 2
	Lincoln CVUL	21.654226	20.932687	19.845837	20.403492	26.774180
	Lincoln CVUL/0.35%	13.127470	12.734557	12.115726	12.499828	16.460158
	Lincoln CVUL LC	22.289742	21.611785	20.551282	21.192220	27.892633
	Lincoln CVUL LC/0.20%	13.201709	12.825804	12.220868	12.627223	16.652849
	Lincoln CVUL III Jumbo	30.216060	29.355690	27.971116	28.901181	38.115027
	Lincoln CVUL III Super Jumbo	28.643144	27.785838	26.435595	27.273676	35.914816

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2013 to 2017 (continued)

Subaccount	Product(s)	2013	2014	2015	2016	2017
	Lincoln CVUL III Super Jumbo/0.15%	14.713501	14.301701	13.633975	14.094360	18.597001
	Lincoln CVUL III SC (Elite)	25.062767	24.227651	22.969724	23.615158	30.988641
	Lincoln CVUL III LC (Elite)	26.003776	25.212716	23.975598	24.721413	32.535601
	Lincoln CVUL III LC (Elite)/0.20%	14.697998	14.279486	13.605986	14.058399	18.540287
	Lincoln Corporate Variable 4 - Band 1	25.538268	24.687321	23.405572	24.063254	31.576648
	Lincoln Corporate Variable 4 - Band 1/0.35%		9.392093	8.935672	9.218951	12.139711
	Lincoln Corporate Variable 4 - Band 2	26.356729	25.555073	24.301071	25.058953	32.981922
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.235668	10.914309	10.399532	10.745326	14.170991
	Lincoln Corporate Variable 4 - Band 3	21.999298	21.372892	20.364830	21.042098	27.750428
	Lincoln Corporate Variable 4 - Band 3/0.10%		9.404847	8.970231	9.277771	12.247800
	Lincoln Corporate Variable 4 - Band 4	25.345502	24.648461	23.509420	24.315426	32.099350
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	17.045676	16.593483	15.842519	16.402057	21.674372
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2
	Lincoln CVUL	17.253917	17.992879	18.151335	18.238655	18.399498
	Lincoln CVUL/0.35%	10.961884	11.471439	11.613035	11.709812	11.854493
	Lincoln CVUL LC	17.965301	18.791010	19.013445	19.162311	19.389375
	Lincoln CVUL LC/0.20%	11.023855	11.553607	11.713771	11.829118	11.993254
	Lincoln CVUL III Jumbo	14.658858	15.363289	15.576268	15.729648	15.947898
	Lincoln CVUL III Super Jumbo	14.014789	14.666257	14.847288	14.971018	15.155992
	Lincoln CVUL III Super Jumbo/0.15%	9.912349	10.393880	10.543239	10.652383	10.805587
	Lincoln CVUL III SC (Elite)	17.253917	17.992879	18.151335	18.238655	18.399498
	Lincoln CVUL III LC (Elite)	17.965301	18.791010	19.013445	19.162311	19.389375
	Lincoln CVUL III LC (Elite)/0.20%	11.023855	11.553607	11.713771	11.829118	11.993254
	Lincoln Corporate Variable 4 - Band 1	13.475183	14.046792	14.167809	14.235965	14.361510
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.152907	10.278167	10.361014	10.487252
	Lincoln Corporate Variable 4 - Band 2	13.904285	14.543343	14.715497	14.830680	15.006510
	Lincoln Corporate Variable 4 - Band 2/0.20%	9.679639	10.144262	10.284892	10.386168	10.530276
	Lincoln Corporate Variable 4 - Band 3	14.055993	14.731450	14.935670	15.082742	15.292016
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.166683	10.317936	10.431356	10.586672
	Lincoln Corporate Variable 4 - Band 4	14.482480	15.193617	15.419652	15.587065	15.819139
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.717441	14.405409	14.634345	14.808035	15.043550
BlackRock Equity Dividend V.I. Fund - Class I
	Lincoln CVUL III Jumbo	11.220310	12.244076	12.144628	14.107415	16.435907
	Lincoln CVUL III Super Jumbo	11.209301	12.213731	12.096365	14.030303	16.321580
	Lincoln CVUL III Super Jumbo/0.15%	11.223982	12.254208	12.160758	14.133213	16.474193
	Lincoln CVUL III SC (Elite)	11.183657	12.143216	11.984495	13.852007	16.057897
	Lincoln CVUL III LC (Elite)	11.205634	12.203632	12.080320	14.004693	16.283648
	Lincoln CVUL III LC (Elite)/0.20%	11.220310	12.244076	12.144628	14.107415	16.435907
	Lincoln Corporate Variable 4 - Band 1	11.183657	12.143216	11.984495	13.852007	16.057897
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.491733	10.390914	12.052189	14.020421
	Lincoln Corporate Variable 4 - Band 2	11.205634	12.203632	12.080320	14.004693	16.283648
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.220310	12.244076	12.144628	14.107415	16.435907
	Lincoln Corporate Variable 4 - Band 3	11.220310	12.244076	12.144628	14.107415	16.435907
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.505970	10.431068	12.129029	14.145109
	Lincoln Corporate Variable 4 - Band 4	11.227655	12.264348	12.176910	14.159059	16.512568
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.235004	12.284706	12.209329	14.210952	16.589664
BlackRock Global Allocation V.I. Fund - Class I
	Lincoln CVUL III Jumbo	15.594565	15.891733	15.747316	16.362451	18.592779
	Lincoln CVUL III Super Jumbo	15.486860	15.758318	15.591701	16.176481	18.353921
	Lincoln CVUL III Super Jumbo/0.15%	12.809029	13.059647	12.947440	13.459930	15.302268
	Lincoln CVUL III SC (Elite)	15.238429	15.451351	15.234547	15.750721	17.808441
	Lincoln CVUL III LC (Elite)	15.451086	15.714059	15.540135	16.114923	18.274942
	Lincoln CVUL III LC (Elite)/0.20%	12.795492	13.039547	12.918616	13.421435	15.247292
	Lincoln Corporate Variable 4 - Band 1	15.238546	15.451470	15.234665	15.750843	17.808579
	Lincoln Corporate Variable 4 - Band 1/0.35%		9.915684	9.810842	10.178806	11.548927
	Lincoln Corporate Variable 4 - Band 2	15.452349	15.715351	15.541384	16.116217	18.276405
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.690466	10.894260	10.795235	11.216930	12.745880
	Lincoln Corporate Variable 4 - Band 3	15.594565	15.891733	15.747316	16.362451	18.592779
	Lincoln Corporate Variable 4 - Band 3/0.10%		9.929145	9.848760	10.243716	11.651654

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2013 to 2017 (continued)

Subaccount	Product(s)	2013	2014	2015	2016	2017
	Lincoln Corporate Variable 4 - Band 4	15.666782	15.981303	15.851920	16.487616	18.753741
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	15.739356	16.071477	15.957318	16.613842	18.916215
ClearBridge Variable Aggressive Growth Portfolio - Class I
	Lincoln CVUL III Jumbo				10.637101	12.345121
	Lincoln CVUL III Super Jumbo				10.626517	12.314364
	Lincoln CVUL III Super Jumbo/0.15%				10.640631	12.355391
	Lincoln CVUL III SC (Elite)				10.601863	12.242894
	Lincoln CVUL III LC (Elite)				10.622992	12.304129
	Lincoln CVUL III LC (Elite)/0.20%				10.637101	12.345171
	Lincoln Corporate Variable 4 - Band 1				10.601863	12.242894
	Lincoln Corporate Variable 4 - Band 1/0.35%				10.626517	12.314364
	Lincoln Corporate Variable 4 - Band 2				10.622992	12.304129
	Lincoln Corporate Variable 4 - Band 2/0.20%				10.637101	12.345121
	Lincoln Corporate Variable 4 - Band 3				10.637101	12.345121
	Lincoln Corporate Variable 4 - Band 3/0.10%				10.644162	12.365669
	Lincoln Corporate Variable 4 - Band 4				10.644162	12.365669
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL				10.651216	12.386246
ClearBridge Variable Mid Cap Portfolio - Class I
	Lincoln CVUL III Jumbo	10.483829	11.312113	11.549777	12.603347	14.187855
	Lincoln CVUL III Super Jumbo	10.481678	11.292838	11.512811	12.544184	14.100098
	Lincoln CVUL III Super Jumbo/0.15%	10.484547	11.318546	11.562125	12.623130	14.217229
	Lincoln CVUL III SC (Elite)	10.476659	11.247990	11.427016	12.407212	13.897432
	Lincoln CVUL III LC (Elite)	10.480960	11.286421	11.500515	12.524524	14.070966
	Lincoln CVUL III LC (Elite)/0.20%	10.483829	11.312113	11.549777	12.603347	14.187855
	Lincoln Corporate Variable 4 - Band 1	10.476659	11.247990	11.427016	12.407212	13.897432
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.340257	10.541674	11.486048	12.910716
	Lincoln Corporate Variable 4 - Band 2	10.480960	11.286421	11.500515	12.524524	14.070966
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.483829	11.312113	11.549777	12.603347	14.187843
	Lincoln Corporate Variable 4 - Band 3	10.483829	11.312113	11.549777	12.603347	14.187855
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.354292	10.582411	11.559289	13.025549
	Lincoln Corporate Variable 4 - Band 4	10.485264	11.324982	11.574487	12.642944	14.246663
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.486699	11.337869	11.599255	12.682673	14.305732
ClearBridge Variable Small Cap Growth Portfolio - Class I
	Lincoln CVUL III Jumbo	10.592442	11.002428	10.500048	11.087140	13.749909
	Lincoln CVUL III Super Jumbo	10.590269	10.983680	10.466435	11.035085	13.664853
	Lincoln CVUL III Super Jumbo/0.15%	10.593166	11.008685	10.511276	11.104546	13.778378
	Lincoln CVUL III SC (Elite)	10.585199	10.940056	10.388421	10.914570	13.468427
	Lincoln CVUL III LC (Elite)	10.589544	10.977437	10.455254	11.017788	13.636618
	Lincoln CVUL III LC (Elite)/0.20%	10.592442	11.002428	10.500048	11.087140	13.749909
	Lincoln Corporate Variable 4 - Band 1	10.585199	10.940056	10.388421	10.914570	13.468427
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.807235	10.298300	10.857815	13.445337
	Lincoln Corporate Variable 4 - Band 2	10.589544	10.977437	10.455251	11.017792	13.636623
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.592442	11.002428	10.500048	11.087126	13.749857
	Lincoln Corporate Variable 4 - Band 3	10.592442	11.002428	10.500048	11.087140	13.749909
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.821902	10.338104	10.927061	13.564933
	Lincoln Corporate Variable 4 - Band 4	10.593891	11.014945	10.522515	11.121977	13.806910
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.595340	11.027473	10.545027	11.156922	13.864132
Delaware VIP® Diversified Income Series - Standard Class
	Lincoln CVUL	17.632664	18.440480	18.113689	18.620970	19.456743
	Lincoln CVUL/0.35%	11.669169	12.246557	12.071712	12.453286	13.057845
	Lincoln CVUL LC	18.156218	19.045059	18.763767	19.347195	20.276289
	Lincoln CVUL LC/0.20%	11.735134	12.334271	12.176425	12.580161	13.210677
	Lincoln CVUL III Jumbo	18.509532	19.454533	19.205568	19.842370	20.836866
	Lincoln CVUL III Super Jumbo	18.243821	19.146520	18.873163	19.469724	20.414904
	Lincoln CVUL III Super Jumbo/0.15%	10.657212	11.206915	11.069031	11.441766	12.021233
	Lincoln CVUL III SC (Elite)	17.632664	18.440480	18.113689	18.620970	19.456743
	Lincoln CVUL III LC (Elite)	18.156218	19.045059	18.763767	19.347195	20.276289
	Lincoln CVUL III LC (Elite)/0.20%	11.735134	12.334271	12.176425	12.580161	13.210677
	Lincoln Corporate Variable 4 - Band 1	17.638356	18.446446	18.119550	18.626995	19.463038

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2013 to 2017 (continued)

Subaccount	Product(s)	2013	2014	2015	2016	2017
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.064608	9.920909	10.234509	10.731357
	Lincoln Corporate Variable 4 - Band 2	18.156080	19.044914	18.763625	19.344874	20.272728
	Lincoln Corporate Variable 4 - Band 2/0.20%	9.692364	10.187206	10.056839	10.390294	10.911053
	Lincoln Corporate Variable 4 - Band 3	18.032566	18.953217	18.710667	19.331059	20.299929
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.078253	9.959234	10.299747	10.826787
	Lincoln Corporate Variable 4 - Band 4	18.688861	19.662665	19.430459	20.094797	21.123052
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	16.964334	17.866134	17.672809	18.295334	19.250747
Delaware VIP® Emerging Markets Series - Standard Class
	Lincoln CVUL	30.437938	27.789226	23.592297	26.692133	37.254869
	Lincoln CVUL/0.35%	11.712709	10.730997	9.142318	10.379780	14.538018
	Lincoln CVUL LC	31.331324	28.690894	24.433014	27.728157	38.816769
	Lincoln CVUL LC/0.20%	11.778932	10.807884	9.221665	10.485573	14.708205
	Lincoln CVUL III Jumbo	31.941014	29.307816	25.006457	28.433799	39.884322
	Lincoln CVUL III Super Jumbo	31.482446	28.843714	24.573523	27.899682	39.076558
	Lincoln CVUL III Super Jumbo/0.15%	12.768560	11.721792	10.006455	11.383608	15.975851
	Lincoln CVUL III SC (Elite)	30.437938	27.789226	23.592297	26.692133	37.254869
	Lincoln CVUL III LC (Elite)	31.331324	28.690894	24.433014	27.728157	38.816769
	Lincoln CVUL III LC (Elite)/0.20%	11.778932	10.807884	9.221665	10.485573	14.708205
	Lincoln Corporate Variable 4 - Band 1	30.437391	27.788727	23.591873	26.691654	37.254200
	Lincoln Corporate Variable 4 - Band 1/0.35%		8.773229	7.474389	8.486088	11.885695
	Lincoln Corporate Variable 4 - Band 2	31.331317	28.690891	24.431088	27.724113	38.811284
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.578154	9.705955	8.281461	9.416504	13.208608
	Lincoln Corporate Variable 4 - Band 3	29.375837	26.954102	22.998183	26.150274	36.681203
	Lincoln Corporate Variable 4 - Band 3/0.10%		8.785150	7.503311	8.540231	11.991412
	Lincoln Corporate Variable 4 - Band 4	32.251603	29.622432	25.300224	28.796594	40.433579
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	19.220795	17.671585	15.108251	17.213324	24.193521
Delaware VIP® High Yield Series - Standard Class
	Lincoln CVUL	21.618717	21.406456	19.854897	22.311582	23.814408
	Lincoln CVUL/0.35%	14.312728	14.221894	13.237354	14.927371	15.988671
	Lincoln CVUL LC	24.004724	23.840697	22.180109	24.999352	26.763364
	Lincoln CVUL LC/0.20%	14.393631	14.323755	13.352188	15.079458	16.175809
	Lincoln CVUL III Jumbo	30.847103	30.697351	28.615178	32.316903	34.666504
	Lincoln CVUL III Super Jumbo	25.384315	25.223216	23.477087	26.474413	28.356680
	Lincoln CVUL III Super Jumbo/0.15%	13.199340	13.141831	12.256563	13.849020	14.863341
	Lincoln CVUL III SC (Elite)	21.618717	21.406456	19.854897	22.311582	23.814408
	Lincoln CVUL III LC (Elite)	24.004724	23.840697	22.180109	24.999352	26.763364
	Lincoln CVUL III LC (Elite)/0.20%	14.393631	14.323755	13.352188	15.079458	16.175809
	Lincoln Corporate Variable 4 - Band 1	23.642344	23.410303	21.713503	24.400157	26.043662
	Lincoln Corporate Variable 4 - Band 1/0.35%		9.479464	8.823229	9.949693	10.657092
	Lincoln Corporate Variable 4 - Band 2	24.398743	24.231779	22.543005	25.408258	27.201350
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.251906	10.202137	9.510135	10.740387	11.521181
	Lincoln Corporate Variable 4 - Band 3	22.041621	21.934612	20.446806	23.091852	24.770745
	Lincoln Corporate Variable 4 - Band 3/0.10%		9.492334	8.857337	10.013145	10.751909
	Lincoln Corporate Variable 4 - Band 4	24.574945	24.480114	22.842491	25.823254	27.728443
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	19.871106	19.814230	18.507247	20.943213	22.510852
Delaware VIP® International Value Equity Series - Standard Class
	Lincoln CVUL	20.044801	18.179033	18.140184	18.767511	22.832770
	Lincoln CVUL/0.35%	12.962034	11.796775	11.812860	12.264208	14.973050
	Lincoln CVUL LC	21.625596	19.671657	19.688627	20.430680	24.930823
	Lincoln CVUL LC/0.20%	13.041429	11.886862	11.920947	12.395000	15.155438
Delaware VIP® Limited-Term Diversified Income Series - Standard Class
	Lincoln CVUL	12.801087	12.927387	12.938296	13.116546	13.307956
	Lincoln CVUL/0.35%	10.580964	10.722822	10.769497	10.956145	11.154998
	Lincoln CVUL LC	13.132003	13.301526	13.353413	13.578053	13.817584
	Lincoln CVUL LC/0.20%	10.640787	10.799592	10.862818	11.067658	11.285058
	Lincoln CVUL III Jumbo	13.365293	13.564812	13.644307	13.901614	14.175172
	Lincoln CVUL III Super Jumbo	13.193471	13.370355	13.428553	13.661286	13.909238
	Lincoln CVUL III Super Jumbo/0.15%	10.174747	10.331801	10.397546	10.598923	10.812895
	Lincoln CVUL III SC (Elite)	12.801087	12.927387	12.938296	13.116546	13.307956
	Lincoln CVUL III LC (Elite)	13.132003	13.301526	13.353413	13.578053	13.817584

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2013 to 2017 (continued)

Subaccount	Product(s)	2013	2014	2015	2016	2017
	Lincoln CVUL III LC (Elite)/0.20%	10.640787	10.799592	10.862818	11.067658	11.285058
	Lincoln Corporate Variable 4 - Band 1	12.801087	12.927387	12.938296	13.116546	13.307956
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.034783	10.078463	10.253134	10.439228
	Lincoln Corporate Variable 4 - Band 2	13.131131	13.300388	13.351353	13.575207	13.814904
	Lincoln Corporate Variable 4 - Band 2/0.20%	9.897570	10.046646	10.106157	10.296742	10.499187
	Lincoln Corporate Variable 4 - Band 3	13.359235	13.558617	13.638076	13.895265	14.168700
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.048401	10.117400	10.318522	10.532096
	Lincoln Corporate Variable 4 - Band 4	13.481082	13.696018	13.790064	14.064176	14.355279
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.460441	13.688651	13.796357	14.084619	14.390314
Delaware VIP® REIT Series - Standard Class
	Lincoln CVUL	36.200744	46.539126	47.946079	50.406005	50.822820
	Lincoln CVUL/0.35%	15.144476	19.537685	20.198913	21.309606	21.561132
	Lincoln CVUL LC	42.205441	54.421486	56.235188	59.297812	59.967746
	Lincoln CVUL LC/0.20%	15.230013	19.677492	20.373989	21.526535	21.813317
	Lincoln CVUL III Jumbo	29.263516	37.809069	39.147346	41.361891	41.912910
	Lincoln CVUL III Super Jumbo	25.665525	33.110749	34.231341	36.113645	36.539910
	Lincoln CVUL III Super Jumbo/0.15%	12.905156	16.682057	17.281168	18.267876	18.520494
	Lincoln CVUL III SC (Elite)	36.200744	46.539126	47.946079	50.406005	50.822820
	Lincoln CVUL III LC (Elite)	42.205441	54.421486	56.235188	59.297812	59.967746
	Lincoln CVUL III LC (Elite)/0.20%	15.230013	19.677492	20.373989	21.526535	21.813317
	Lincoln Corporate Variable 4 - Band 1	23.314126	29.972270	30.878380	32.462629	32.731068
	Lincoln Corporate Variable 4 - Band 1/0.35%		11.243196	11.623703	12.262883	12.407622
	Lincoln Corporate Variable 4 - Band 2	24.059320	31.023110	32.057000	33.802857	34.184697
	Lincoln Corporate Variable 4 - Band 2/0.20%	8.882122	11.475890	11.882088	12.554253	12.721498
	Lincoln Corporate Variable 4 - Band 3	19.402652	25.068624	25.955946	27.424260	27.789603
	Lincoln Corporate Variable 4 - Band 3/0.10%		11.258435	11.668594	12.340999	12.517914
	Lincoln Corporate Variable 4 - Band 4	23.726079	30.685217	31.803130	33.635797	34.117985
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	15.424505	19.968627	20.716821	21.932529	22.269194
Delaware VIP® Small Cap Value Series - Standard Class
	Lincoln CVUL	39.848582	41.891005	39.011196	50.905399	56.641681
	Lincoln CVUL/0.35%	17.833701	18.813505	17.581632	23.022505	25.706590
	Lincoln CVUL LC	45.507690	47.983944	44.819616	58.660336	65.466536
	Lincoln CVUL LC/0.20%	17.934536	18.948286	17.734189	23.257101	26.007506
	Lincoln CVUL III Jumbo	37.148850	39.248690	36.733853	48.173786	53.870863
	Lincoln CVUL III Super Jumbo	33.195221	35.019004	32.726026	42.853535	47.849627
	Lincoln CVUL III Super Jumbo/0.15%	16.081028	16.998507	15.917299	20.884815	23.366350
	Lincoln CVUL III SC (Elite)	39.848582	41.891005	39.011196	50.905399	56.641681
	Lincoln CVUL III LC (Elite)	45.507690	47.983944	44.819616	58.660336	65.466536
	Lincoln CVUL III LC (Elite)/0.20%	17.934536	18.948286	17.734189	23.257101	26.007506
	Lincoln Corporate Variable 4 - Band 1	29.130026	30.624398	28.526792	37.224385	41.419019
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.091401	9.430636	12.349074	13.788772
	Lincoln Corporate Variable 4 - Band 2	30.061693	31.697460	29.607151	38.750216	43.224024
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.894220	12.565186	11.760079	15.422491	17.246370
	Lincoln Corporate Variable 4 - Band 3	25.837098	27.297540	25.548466	33.504879	37.467198
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.105095	9.467084	12.427806	13.911431
	Lincoln Corporate Variable 4 - Band 4	29.219526	30.902053	28.950977	38.005061	42.542074
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	20.280326	21.469575	20.134178	26.457332	29.645416
Delaware VIP® Smid Cap Core Series - Standard Class
	Lincoln CVUL	26.597770	27.243823	29.093365	31.286683	36.861500
	Lincoln CVUL/0.35%	21.530737	22.131308	23.716625	25.594095	30.259894
	Lincoln CVUL LC	27.695804	28.453756	30.476736	32.872763	38.846512
	Lincoln CVUL LC/0.20%	21.651893	22.288968	23.921448	25.853739	30.613119
	Lincoln CVUL III Jumbo	36.495555	37.569388	40.321027	43.578018	51.600214
	Lincoln CVUL III Super Jumbo	32.492968	33.398897	35.791355	38.624505	45.666298
	Lincoln CVUL III Super Jumbo/0.15%	15.943050	16.420360	17.631826	19.065588	22.586623
	Lincoln CVUL III SC (Elite)	26.597770	27.243823	29.093365	31.286683	36.861500
	Lincoln CVUL III LC (Elite)	27.695804	28.453756	30.476736	32.872763	38.846512
	Lincoln CVUL III LC (Elite)/0.20%	21.651893	22.288968	23.921448	25.853739	30.613119
	Lincoln Corporate Variable 4 - Band 1	28.743281	29.441448	31.440183	33.810425	39.834935
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.838818	11.615234	12.534665	14.819912

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2013 to 2017 (continued)

Subaccount	Product(s)	2013	2014	2015	2016	2017
	Lincoln Corporate Variable 4 - Band 2	29.660900	30.472632	32.639174	35.205095	41.602728
	Lincoln Corporate Variable 4 - Band 2/0.20%	12.465385	12.832163	13.772011	14.884466	17.624519
	Lincoln Corporate Variable 4 - Band 3	27.807426	28.625632	30.722218	33.203850	39.316285
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.853518	11.660099	12.614565	14.951694
	Lincoln Corporate Variable 4 - Band 4	28.804273	29.681462	31.887251	34.497451	40.888869
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	24.036337	24.793106	26.662263	28.873605	34.257309
Delaware VIP® U.S. Growth Series - Standard Class
	Lincoln CVUL III Jumbo	24.839944	27.959285	29.406925	27.832618	35.631809
	Lincoln CVUL III Super Jumbo	23.422125	26.323914	27.645374	26.126147	33.397066
	Lincoln CVUL III Super Jumbo/0.15%	16.499155	18.580365	19.552171	18.514696	23.714685
	Lincoln CVUL III SC (Elite)	18.440028	20.652188	21.613135	20.354031	25.927738
	Lincoln CVUL III LC (Elite)	19.130506	21.489858	22.557523	21.307030	27.223247
	Lincoln CVUL III LC (Elite)/0.20%	16.481757	18.551494	19.512028	18.467442	23.642336
	Lincoln Corporate Variable 4 - Band 1	21.844420	24.464988	25.603345	24.111786	30.714508
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.900656	11.447869	10.818762	13.829628
	Lincoln Corporate Variable 4 - Band 2	22.578365	25.362913	26.622811	25.159616	32.158834
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.995262	13.503601	14.202598	13.442250	17.208999
	Lincoln Corporate Variable 4 - Band 3	22.852342	25.722115	27.053909	25.605571	32.780705
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.915445	11.492101	10.887748	13.952613
	Lincoln Corporate Variable 4 - Band 4	22.929623	25.834825	27.199625	25.769211	33.023187
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	18.847542	21.256832	22.402208	21.245352	27.253080
Delaware VIP® Value Series - Standard Class
	Lincoln CVUL III Jumbo	28.161852	32.038594	31.842525	36.433313	41.377729
	Lincoln CVUL III Super Jumbo	25.682364	29.173998	28.951989	33.076418	37.508990
	Lincoln CVUL III Super Jumbo/0.15%	16.390415	18.656033	18.551138	21.236295	24.130358
	Lincoln CVUL III SC (Elite)	22.847283	25.862815	25.576308	29.117807	32.904579
	Lincoln CVUL III LC (Elite)	23.693980	26.901833	26.684537	30.470605	34.535672
	Lincoln CVUL III LC (Elite)/0.20%	16.373172	18.627017	18.513019	21.182069	24.056688
	Lincoln Corporate Variable 4 - Band 1	23.343151	26.424130	26.131405	29.749767	33.618725
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.581776	10.501251	11.997233	13.604983
	Lincoln Corporate Variable 4 - Band 2	24.089787	27.351226	27.129516	30.978842	35.112766
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.518957	13.105795	13.025589	14.903510	16.926085
	Lincoln Corporate Variable 4 - Band 3	21.390062	24.334605	24.185681	27.672469	31.427938
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.596136	10.541835	12.073731	13.725986
	Lincoln Corporate Variable 4 - Band 4	24.347277	27.726618	27.584505	31.592980	35.916381
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	18.573129	21.172187	21.084754	24.172849	27.508312
Deutsche Alternative Asset Allocation VIP Portfolio - Class A
	Lincoln CVUL III Jumbo	13.927551	14.386230	13.453788	14.138404	15.155961
	Lincoln CVUL III Super Jumbo	13.831359	14.265456	13.320836	13.977712	14.961252
	Lincoln CVUL III Super Jumbo/0.15%	11.157780	11.531006	10.789020	11.343703	12.166202
	Lincoln CVUL III SC (Elite)	13.609482	13.987573	13.015696	13.609826	14.516596
	Lincoln CVUL III LC (Elite)	13.799442	14.225423	13.276811	13.924555	14.896906
	Lincoln CVUL III LC (Elite)/0.20%	11.146019	11.513093	10.766874	11.314762	12.129098
	Lincoln Corporate Variable 4 - Band 1	13.609482	13.987573	13.015696	13.609826	14.516596
	Lincoln Corporate Variable 4 - Band 1/0.35%		9.839251	9.187723	9.640787	10.319159
	Lincoln Corporate Variable 4 - Band 2	13.799442	14.225423	13.276811	13.924555	14.896906
	Lincoln Corporate Variable 4 - Band 2/0.20%	9.759774	10.081195	9.427783	9.907530	10.620586
	Lincoln Corporate Variable 4 - Band 3	13.927551	14.386230	13.453788	14.138404	15.155961
	Lincoln Corporate Variable 4 - Band 3/0.10%		9.852607	9.223235	9.702266	10.410951
	Lincoln Corporate Variable 4 - Band 4	13.992050	14.467313	13.543159	14.246555	15.287171
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	14.056967	14.548978	13.633239	14.355654	15.419645
Deutsche Equity 500 Index VIP Portfolio - Class A
	Lincoln CVUL	16.307908	18.362724	18.440821	20.439056	24.667243
	Lincoln CVUL/0.35%	16.656191	18.821670	18.968091	21.100630	25.561507
	Lincoln CVUL LC	16.136711	18.224546	18.357830	20.405297	24.701067
	Lincoln CVUL LC/0.20%	16.749824	18.954832	19.130883	21.310123	25.847321
	Lincoln CVUL III Jumbo	24.448480	27.666967	27.923935	31.104813	37.727424
	Lincoln CVUL III Super Jumbo	22.786323	25.747359	25.947540	28.859982	34.952213
	Lincoln CVUL III Super Jumbo/0.15%	16.080239	18.206199	18.384488	20.488943	24.863719

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2013 to 2017 (continued)

Subaccount	Product(s)	2013	2014	2015	2016	2017
	Lincoln CVUL III SC (Elite)	16.307908	18.362724	18.440821	20.439056	24.667243
	Lincoln CVUL III LC (Elite)	16.136711	18.224546	18.357830	20.405297	24.701067
	Lincoln CVUL III LC (Elite)/0.20%	16.749824	18.954832	19.130883	21.310123	25.847321
	Lincoln Corporate Variable 4 - Band 1	20.648515	23.250253	23.349137	25.879234	31.232820
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.710461	10.793732	12.005258	14.539522
	Lincoln Corporate Variable 4 - Band 2	21.310569	24.067801	24.242799	26.950382	32.623148
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.555167	13.076332	13.197784	14.701174	17.831241
	Lincoln Corporate Variable 4 - Band 3	19.630214	22.214407	22.420732	24.974782	30.292231
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.724992	10.835436	12.081794	14.668811
	Lincoln Corporate Variable 4 - Band 4	21.521900	24.379482	24.630540	27.463697	33.344375
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	17.539132	19.887771	20.112680	22.448590	27.282648
Deutsche Small Cap Index VIP Portfolio - Class A
	Lincoln CVUL	27.494074	28.596895	27.092320	32.560356	36.966168
	Lincoln CVUL/0.35%	17.582619	18.352006	17.447443	21.042324	23.973345
	Lincoln CVUL LC	29.158427	30.419280	28.912930	34.850994	39.667317
	Lincoln CVUL LC/0.20%	17.682011	18.483456	17.598810	21.256715	24.253943
	Lincoln CVUL III Jumbo	33.062163	34.560718	32.906585	39.746209	45.350482
	Lincoln CVUL III Super Jumbo	29.611065	30.906798	29.383414	35.437590	40.373752
	Lincoln CVUL III Super Jumbo/0.15%	16.989595	17.768538	16.926573	20.454973	23.350823
	Lincoln CVUL III SC (Elite)	27.494074	28.596895	27.092320	32.560356	36.966168
	Lincoln CVUL III LC (Elite)	29.158427	30.419280	28.912930	34.850994	39.667317
	Lincoln CVUL III LC (Elite)/0.20%	17.682011	18.483456	17.598810	21.256715	24.253943
	Lincoln Corporate Variable 4 - Band 1	25.594209	26.620826	25.220268	30.310468	34.411843
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.370208	9.859067	11.890344	13.546592
	Lincoln Corporate Variable 4 - Band 2	26.411853	27.553812	26.182650	31.561280	35.938205
	Lincoln Corporate Variable 4 - Band 2/0.20%	12.200883	12.753667	12.143256	14.667229	16.735339
	Lincoln Corporate Variable 4 - Band 3	23.050092	24.094837	22.941616	27.710023	31.617177
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.384286	9.897175	11.966247	13.667165
	Lincoln Corporate Variable 4 - Band 4	24.719432	25.865696	24.652380	29.806139	34.042836
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	18.950155	19.848739	18.936603	22.918329	26.202208
Fidelity® VIP Asset Manager Portfolio - Service Class
	Lincoln CVUL	17.617278	18.489053	18.364753	18.785470	21.254928
	Lincoln CVUL/0.35%	13.697066	14.425253	14.378523	14.759480	16.758219
	Lincoln CVUL LC	17.673480	18.603766	18.534228	19.015782	21.580125
	Lincoln CVUL LC/0.20%	13.774502	14.528586	14.503266	14.909871	16.954385
	Lincoln CVUL III Jumbo	20.584095	21.710964	21.673124	22.280743	25.335972
	Lincoln CVUL III Super Jumbo	19.086321	20.101021	20.035904	20.566753	23.351917
	Lincoln CVUL III Super Jumbo/0.15%	13.141029	13.867362	13.850118	14.245533	16.207038
	Lincoln CVUL III SC (Elite)	17.617278	18.489053	18.364753	18.785470	21.254928
	Lincoln CVUL III LC (Elite)	17.673480	18.603766	18.534228	19.015782	21.580125
	Lincoln CVUL III LC (Elite)/0.20%	13.774502	14.528586	14.503266	14.909871	16.954385
	Lincoln Corporate Variable 4 - Band 1	17.596768	18.467529	18.343373	18.763600	21.230183
	Lincoln Corporate Variable 4 - Band 1/0.35%		9.999361	9.966969	10.231042	11.616537
	Lincoln Corporate Variable 4 - Band 2	18.159225	19.115081	19.043714	19.538505	22.173339
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.817744	11.410405	11.390520	11.709861	13.315573
	Lincoln Corporate Variable 4 - Band 3	17.817040	18.792438	18.759685	19.285624	21.930149
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.012935	10.005487	10.296286	11.719864
	Lincoln Corporate Variable 4 - Band 4	18.701928	19.745504	19.730817	20.304265	23.111541
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	16.772499	17.726115	17.730652	18.264207	20.810369
Fidelity® VIP Contrafund® Portfolio - Service Class
	Lincoln CVUL	23.946061	26.588895	26.550699	28.451510	34.401581
	Lincoln CVUL/0.35%	16.283324	18.143971	18.181075	19.550581	23.721974
	Lincoln CVUL LC	24.322786	27.088327	27.130711	29.160379	35.364548
	Lincoln CVUL LC/0.20%	16.375987	18.274469	18.339717	19.751178	24.001360
	Lincoln CVUL III Jumbo	29.854743	33.315829	33.434781	36.007989	43.756414
	Lincoln CVUL III Super Jumbo	28.113258	31.325437	31.390147	33.755336	40.957587
	Lincoln CVUL III Super Jumbo/0.15%	15.884903	17.735318	17.807545	19.187638	23.328207
	Lincoln CVUL III SC (Elite)	23.946061	26.588895	26.550699	28.451510	34.401581
	Lincoln CVUL III LC (Elite)	24.322786	27.088327	27.130711	29.160379	35.364548
	Lincoln CVUL III LC (Elite)/0.20%	16.375987	18.274469	18.339717	19.751178	24.001360

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2013 to 2017 (continued)

Subaccount	Product(s)	2013	2014	2015	2016	2017
	Lincoln Corporate Variable 4 - Band 1	25.433313	28.240269	28.200922	30.219875	36.539765
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.617756	10.639680	11.441354	13.882537
	Lincoln Corporate Variable 4 - Band 2	26.245959	29.230169	29.275883	31.466059	38.159918
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.765157	13.128547	13.175422	14.189430	17.242802
	Lincoln Corporate Variable 4 - Band 3	23.443064	26.160839	26.254247	28.274826	34.359181
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.632173	10.680814	11.514337	14.006052
	Lincoln Corporate Variable 4 - Band 4	25.834421	28.858266	28.990287	31.252668	38.015778
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	18.691265	20.899910	21.016535	22.679313	27.614722
Fidelity® VIP Equity-Income Portfolio - Service Class
	Lincoln CVUL III Jumbo	23.714651	25.713697	24.613135	28.961505	32.604432
	Lincoln CVUL III Super Jumbo	22.029497	23.850691	22.795633	26.782725	30.106426
	Lincoln CVUL III Super Jumbo/0.15%	15.939960	17.292275	16.560437	19.495887	21.959151
	Lincoln CVUL III SC (Elite)	19.695744	21.249505	20.238522	23.695326	26.542873
	Lincoln CVUL III LC (Elite)	20.429969	22.107803	21.119194	24.800669	27.864472
	Lincoln CVUL III LC (Elite)/0.20%	15.923150	17.265407	16.526437	19.446146	21.892184
	Lincoln Corporate Variable 4 - Band 1	19.844413	21.409901	20.391288	23.874184	26.743225
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.164365	9.714735	11.413899	12.830349
	Lincoln Corporate Variable 4 - Band 2	20.477903	22.159727	21.168879	24.859016	27.930027
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.209287	12.158693	11.638285	13.694417	15.416973
	Lincoln Corporate Variable 4 - Band 3	18.180853	19.713423	18.869677	22.203357	24.996210
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.178161	9.752282	11.486679	12.944463
	Lincoln Corporate Variable 4 - Band 4	20.594700	22.353088	21.417779	25.226832	28.428383
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class
	Lincoln CVUL III Jumbo	10.805940	11.287362	11.223553	11.877944	13.806617
	Lincoln CVUL III Super Jumbo	10.795337	11.259385	11.178948	11.813009	13.710572
	Lincoln CVUL III Super Jumbo/0.15%	10.809477	11.296704	11.238461	11.899667	13.838781
	Lincoln CVUL III SC (Elite)	10.770635	11.194372	11.075556	11.662871	13.489053
	Lincoln CVUL III LC (Elite)	10.791805	11.250074	11.164119	11.791443	13.678705
	Lincoln CVUL III LC (Elite)/0.20%	10.805940	11.287362	11.223553	11.877944	13.806617
	Lincoln Corporate Variable 4 - Band 1	10.770635	11.194372	11.075556	11.662871	13.489053
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.080302	10.008289	10.575951	12.274801
	Lincoln Corporate Variable 4 - Band 2	10.791824	11.250099	11.164140	11.791466	13.678731
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.805940	11.287362	11.223553	11.877937	13.806609
	Lincoln Corporate Variable 4 - Band 3	10.805940	11.287362	11.223553	11.877944	13.806617
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.093983	10.046965	10.643390	12.383973
	Lincoln Corporate Variable 4 - Band 4	10.813015	11.306053	11.253388	11.921431	13.871021
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.820095	11.324773	11.283303	11.965077	13.935724
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class
	Lincoln CVUL III Jumbo	11.134620	11.652592	11.590271	12.321292	14.856447
	Lincoln CVUL III Super Jumbo	11.123697	11.623711	11.544209	12.253935	14.753102
	Lincoln CVUL III Super Jumbo/0.15%	11.138264	11.662235	11.605665	12.343827	14.891056
	Lincoln CVUL III SC (Elite)	11.098250	11.556600	11.437440	12.098194	14.514748
	Lincoln CVUL III LC (Elite)	11.120058	11.614100	11.528895	12.231564	14.718814
	Lincoln CVUL III LC (Elite)/0.20%	11.134620	11.652592	11.590271	12.321292	14.856447
	Lincoln Corporate Variable 4 - Band 1	11.098250	11.556600	11.437440	12.098194	14.514748
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.067609	9.998749	10.613463	12.778059
	Lincoln Corporate Variable 4 - Band 2	11.120064	11.614109	11.528906	12.231577	14.718829
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.134620	11.652592	11.590194	12.321340	14.856506
	Lincoln Corporate Variable 4 - Band 3	11.134620	11.652592	11.590271	12.321292	14.856447
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.081274	10.037392	10.681144	12.891707
	Lincoln Corporate Variable 4 - Band 4	11.141909	11.671885	11.621080	12.366402	14.925746
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.149203	11.691211	11.651972	12.411677	14.995366
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class
	Lincoln CVUL III Jumbo	11.331351	11.855113	11.789722	12.559903	15.470654
	Lincoln CVUL III Super Jumbo	11.320236	11.825731	11.742867	12.491242	15.363039
	Lincoln CVUL III Super Jumbo/0.15%	11.335059	11.864923	11.805382	12.582874	15.506692
	Lincoln CVUL III SC (Elite)	11.294342	11.757455	11.634262	12.332486	15.114836
	Lincoln CVUL III LC (Elite)	11.316533	11.815953	11.727291	12.468438	15.327333
	Lincoln CVUL III LC (Elite)/0.20%	11.331351	11.855113	11.789722	12.559903	15.470654
	Lincoln Corporate Variable 4 - Band 1	11.294342	11.757455	11.634262	12.332486	15.114836

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2013 to 2017 (continued)

Subaccount	Product(s)	2013	2014	2015	2016	2017
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.063882	9.993364	10.630242	13.074186
	Lincoln Corporate Variable 4 - Band 2	11.316533	11.816181	11.727468	12.468627	15.327566
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.331351	11.855113	11.790135	12.560299	15.471139
	Lincoln Corporate Variable 4 - Band 3	11.331351	11.855113	11.789722	12.559903	15.470654
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.077543	10.031987	10.698032	13.190466
	Lincoln Corporate Variable 4 - Band 4	11.338768	11.874742	11.821062	12.605887	15.542815
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.346187	11.894402	11.852485	12.652037	15.615312
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class
	Lincoln CVUL III Jumbo	11.381203	11.905259	11.835909	12.609751	15.537527
	Lincoln CVUL III Super Jumbo	11.370039	11.875753	11.788871	12.540816	15.429446
	Lincoln CVUL III Super Jumbo/0.15%	11.384927	11.915111	11.851630	12.632813	15.573722
	Lincoln CVUL III SC (Elite)	11.344031	11.807187	11.679840	12.381430	15.180169
	Lincoln CVUL III LC (Elite)	11.366320	11.865933	11.773233	12.517922	15.393586
	Lincoln CVUL III LC (Elite)/0.20%	11.381203	11.905259	11.835909	12.609751	15.537527
	Lincoln Corporate Variable 4 - Band 1	11.344031	11.807187	11.679840	12.381430	15.180169
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.063870	9.990244	10.627465	13.075377
	Lincoln Corporate Variable 4 - Band 2	11.366349	11.865961	11.773183	12.517869	15.393521
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.381203	11.905259	11.835285	12.609465	15.537201
	Lincoln Corporate Variable 4 - Band 3	11.381203	11.905259	11.835909	12.609751	15.537527
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.077531	10.028855	10.695237	13.191668
	Lincoln Corporate Variable 4 - Band 4	11.388652	11.924971	11.867372	12.655917	15.610001
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.396109	11.944722	11.898925	12.702259	15.682818
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class
	Lincoln CVUL III Jumbo	10.229068	10.585595	10.519769	10.951793	11.858102
	Lincoln CVUL III Super Jumbo	10.219027	10.559355	10.477961	10.891921	11.775605
	Lincoln CVUL III Super Jumbo/0.15%	10.232417	10.594356	10.533742	10.971823	11.885729
	Lincoln CVUL III SC (Elite)	10.195637	10.498379	10.381053	10.753487	11.585334
	Lincoln CVUL III LC (Elite)	10.215683	10.550622	10.464062	10.872036	11.748233
	Lincoln CVUL III LC (Elite)/0.20%	10.229068	10.585595	10.519769	10.951793	11.858102
	Lincoln Corporate Variable 4 - Band 1	10.195637	10.498379	10.381053	10.753487	11.585334
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.087841	10.010082	10.405557	11.249781
	Lincoln Corporate Variable 4 - Band 2	10.215691	10.550637	10.464084	10.872061	11.748260
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.229068	10.585595	10.519156	10.950884	11.857117
	Lincoln Corporate Variable 4 - Band 3	10.229068	10.585595	10.519769	10.951793	11.858102
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.101531	10.048760	10.471905	11.349842
	Lincoln Corporate Variable 4 - Band 4	10.235767	10.603125	10.547733	10.991890	11.913420
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.242471	10.620685	10.575773	11.032135	11.968998
Fidelity® VIP Growth Portfolio - Service Class
	Lincoln CVUL	15.093192	16.664790	17.715622	17.717587	23.752299
	Lincoln CVUL/0.35%	17.938008	19.875259	21.202623	21.279324	28.627086
	Lincoln CVUL LC	14.475367	16.030459	17.092686	17.145943	23.054931
	Lincoln CVUL LC/0.20%	18.039390	20.017590	21.386520	21.496105	28.962096
	Lincoln CVUL III Jumbo	24.075500	26.715620	28.542603	28.688856	38.653002
	Lincoln CVUL III Super Jumbo	22.491446	24.920456	26.584762	26.680932	35.893872
	Lincoln CVUL III Super Jumbo/0.15%	16.016104	17.781318	19.006819	19.113766	25.765177
	Lincoln CVUL III SC (Elite)	15.093192	16.664790	17.715622	17.717587	23.752299
	Lincoln CVUL III LC (Elite)	14.475367	16.030459	17.092686	17.145943	23.054931
	Lincoln CVUL III LC (Elite)/0.20%	18.039390	20.017590	21.386520	21.496105	28.962096
	Lincoln Corporate Variable 4 - Band 1	20.159005	22.258087	23.661615	23.664239	31.724415
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.495603	11.196549	11.237052	15.117212
	Lincoln Corporate Variable 4 - Band 2	20.803970	23.039211	24.565551	24.642084	33.133910
	Lincoln Corporate Variable 4 - Band 2/0.20%	12.179806	13.515418	14.439686	14.513677	19.554509
	Lincoln Corporate Variable 4 - Band 3	20.266559	22.488990	24.026930	24.150045	32.537781
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.509848	11.239814	11.308710	15.251650
	Lincoln Corporate Variable 4 - Band 4	20.478856	22.747301	24.327224	24.476341	33.010361
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	18.325562	20.375850	21.812867	21.968529	29.657788
Fidelity® VIP High Income Portfolio - Service Class
	Lincoln CVUL	17.321792	17.385799	16.616119	18.871615	20.065048
	Lincoln CVUL/0.35%	13.593567	13.691632	13.131388	14.966119	15.968345

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2013 to 2017 (continued)

Subaccount	Product(s)	2013	2014	2015	2016	2017
	Lincoln CVUL LC	18.047393	18.168503	17.416358	19.839873	21.157898
	Lincoln CVUL LC/0.20%	13.669621	13.788901	13.244534	15.117720	16.154303
Fidelity® VIP Investment Grade Bond Portfolio - Service Class
	Lincoln CVUL III Jumbo	9.723077	10.261984	10.169215	10.618570	11.037992
	Lincoln CVUL III Super Jumbo	9.713529	10.236544	10.128799	10.560518	10.961197
	Lincoln CVUL III Super Jumbo/0.15%	9.726261	10.270478	10.182723	10.637991	11.063709
	Lincoln CVUL III SC (Elite)	9.691286	10.177427	10.035116	10.426294	10.784078
	Lincoln CVUL III LC (Elite)	9.710348	10.228078	10.115362	10.541238	10.935718
	Lincoln CVUL III LC (Elite)/0.20%	9.723077	10.261984	10.169215	10.618570	11.037992
	Lincoln Corporate Variable 4 - Band 1	9.691286	10.177427	10.035116	10.426294	10.784078
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.185777	10.078566	10.508145	10.906836
	Lincoln Corporate Variable 4 - Band 2	9.710348	10.228078	10.115362	10.541238	10.935718
	Lincoln Corporate Variable 4 - Band 2/0.20%	9.723077	10.261984	10.169215	10.618570	11.037992
	Lincoln Corporate Variable 4 - Band 3	9.723077	10.261984	10.169215	10.618570	11.037992
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.199598	10.117506	10.575143	11.003846
	Lincoln Corporate Variable 4 - Band 4	9.729447	10.278980	10.196249	10.657448	11.089487
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	9.735821	10.296001	10.223351	10.696465	11.141220
Fidelity® VIP Mid Cap Portfolio - Service Class
	Lincoln CVUL	22.744814	23.985688	23.461136	26.119439	31.307113
	Lincoln CVUL/0.35%	16.639277	17.608586	17.283915	19.309747	23.226017
	Lincoln CVUL LC	23.344156	24.690249	24.221201	27.046623	32.515783
	Lincoln CVUL LC/0.20%	16.733342	17.734718	17.433875	19.506520	23.497898
	Lincoln CVUL III Jumbo	23.749011	25.170225	24.743235	27.684853	33.349657
	Lincoln CVUL III Super Jumbo	23.443680	24.809375	24.351934	27.206202	32.723978
	Lincoln CVUL III Super Jumbo/0.15%	15.795071	16.748670	16.472783	18.440377	22.224701
	Lincoln CVUL III SC (Elite)	22.744814	23.985688	23.461136	26.119439	31.307113
	Lincoln CVUL III LC (Elite)	23.344156	24.690249	24.221201	27.046623	32.515783
	Lincoln CVUL III LC (Elite)/0.20%	16.733342	17.734718	17.433875	19.506520	23.497898
	Lincoln Corporate Variable 4 - Band 1	22.746273	23.987252	23.462654	26.121129	31.309139
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.250862	10.061857	11.241203	13.521047
	Lincoln Corporate Variable 4 - Band 2	23.342784	24.690252	24.222887	27.048672	32.518525
	Lincoln Corporate Variable 4 - Band 2/0.20%	12.106548	12.830943	12.613278	14.112822	17.000552
	Lincoln Corporate Variable 4 - Band 3	23.749030	25.170245	24.743256	27.684876	33.349684
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.264773	10.100741	11.312879	13.641316
	Lincoln Corporate Variable 4 - Band 4	23.954762	25.413693	25.007580	28.008612	33.773397
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	20.687803	21.969725	21.640287	24.261469	29.284257
Fidelity® VIP Overseas Portfolio - Service Class
	Lincoln CVUL	14.778615	13.477897	13.851051	13.050015	16.860044
	Lincoln CVUL/0.35%	14.324585	13.109658	13.519873	12.782653	16.572467
	Lincoln CVUL LC	15.380963	14.069550	14.502333	13.704714	17.759303
	Lincoln CVUL LC/0.20%	14.405584	13.203588	13.637192	12.912935	16.766411
	Lincoln CVUL III Jumbo	26.902683	24.657934	25.467698	24.115125	31.311686
	Lincoln CVUL III Super Jumbo	26.414584	24.174254	24.930693	23.571256	30.559687
	Lincoln CVUL III Super Jumbo/0.15%	15.965771	14.640917	15.129288	14.332947	18.619557
	Lincoln CVUL III SC (Elite)	14.778615	13.477897	13.851051	13.050015	16.860044
	Lincoln CVUL III LC (Elite)	15.380963	14.069550	14.502333	13.704714	17.759303
	Lincoln CVUL III LC (Elite)/0.20%	14.405584	13.203588	13.637192	12.912935	16.766411
	Lincoln Corporate Variable 4 - Band 1	22.160825	20.210345	20.769895	19.568727	25.281933
	Lincoln Corporate Variable 4 - Band 1/0.35%		9.299974	9.590994	9.068037	11.756509
	Lincoln Corporate Variable 4 - Band 2	22.868916	20.918851	21.562661	20.376895	26.404799
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.831472	10.845586	11.201749	10.606790	13.772067
	Lincoln Corporate Variable 4 - Band 3	20.072029	18.397228	19.001390	17.992239	23.361577
	Lincoln Corporate Variable 4 - Band 3/0.10%		9.312587	9.628038	9.125821	11.861038
	Lincoln Corporate Variable 4 - Band 4	22.024144	20.206665	20.891142	19.801427	25.736317
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	15.893255	14.596308	15.105843	14.332217	18.646529
Franklin Income VIP Fund - Class 1
	Lincoln CVUL III Jumbo	16.660535	17.445718	16.220364	18.508472	20.308181
	Lincoln CVUL III Super Jumbo	16.471453	17.221874	15.988230	18.216263	19.957614
	Lincoln CVUL III Super Jumbo/0.15%	13.370829	14.007976	13.030600	14.876178	16.330853
	Lincoln CVUL III SC (Elite)	16.038558	16.710668	15.459414	17.552250	19.162968

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2013 to 2017 (continued)

Subaccount	Product(s)	2013	2014	2015	2016	2017
	Lincoln CVUL III LC (Elite)	16.408901	17.147896	15.911590	18.119886	19.842105
	Lincoln CVUL III LC (Elite)/0.20%	13.356740	13.986221	13.003856	14.838230	16.281055
	Lincoln Corporate Variable 4 - Band 1	16.040075	16.712231	15.460860	17.553891	19.164761
	Lincoln Corporate Variable 4 - Band 1/0.35%		9.630417	8.940573	10.186491	11.160255
	Lincoln Corporate Variable 4 - Band 2	16.408897	17.147890	15.911584	18.119880	19.842098
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.582422	11.081154	10.302835	11.756192	12.899330
	Lincoln Corporate Variable 4 - Band 3	16.655444	17.440400	16.215420	18.502829	20.301990
	Lincoln Corporate Variable 4 - Band 3/0.10%		9.643477	8.975113	10.251417	11.259483
	Lincoln Corporate Variable 4 - Band 4	16.787793	17.596561	16.376989	18.705875	20.545305
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	16.916026	17.748711	16.535129	18.905388	20.785201
Franklin Mutual Shares VIP Fund - Class 1
	Lincoln CVUL III Jumbo	15.116259	16.199433	15.408226	17.892303	19.398508
	Lincoln CVUL III Super Jumbo	14.944656	15.991529	15.187666	17.609761	19.063574
	Lincoln CVUL III Super Jumbo/0.15%	15.531275	16.652512	15.847101	18.411132	19.970993
	Lincoln CVUL III SC (Elite)	14.551784	15.516733	14.685222	16.967723	18.304373
	Lincoln CVUL III LC (Elite)	14.887888	15.922821	15.114849	17.516575	18.953219
	Lincoln CVUL III LC (Elite)/0.20%	15.514913	16.626653	15.814580	18.364168	19.910096
	Lincoln Corporate Variable 4 - Band 1	14.551784	15.516733	14.685222	16.967723	18.304373
	Lincoln Corporate Variable 4 - Band 1/0.35%		9.992799	9.490480	11.004001	11.912461
	Lincoln Corporate Variable 4 - Band 2	14.888035	15.922983	15.115002	17.516912	18.953346
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.352476	12.166029	11.572089	13.437728	14.568939
	Lincoln Corporate Variable 4 - Band 3	15.116141	16.199328	15.408139	17.892202	19.398399
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.006364	9.527163	11.074180	12.018422
	Lincoln Corporate Variable 4 - Band 4	15.231752	16.339533	15.557039	18.083174	19.625057
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	15.348100	16.480815	15.707264	18.276050	19.854214
Franklin Rising Dividends VIP Fund - Class 1
	Lincoln CVUL III Jumbo	11.504934	12.515988	12.064311	14.006117	16.892335
	Lincoln CVUL III Super Jumbo	11.493648	12.484971	12.016370	13.929561	16.774839
	Lincoln CVUL III Super Jumbo/0.15%	11.508698	12.526344	12.080334	14.031729	16.931683
	Lincoln CVUL III SC (Elite)	11.467358	12.412895	11.905246	13.752551	16.503847
	Lincoln CVUL III LC (Elite)	11.489889	12.474649	12.000432	13.904135	16.735855
	Lincoln CVUL III LC (Elite)/0.20%	11.504934	12.515988	12.064311	14.006117	16.892335
	Lincoln Corporate Variable 4 - Band 1	11.467358	12.412895	11.905246	13.752551	16.503847
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.528230	10.133072	11.746413	14.145757
	Lincoln Corporate Variable 4 - Band 2	11.489889	12.474649	12.000432	13.904135	16.735855
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.504934	12.515988	12.064311	14.006117	16.892335
	Lincoln Corporate Variable 4 - Band 3	11.504934	12.515988	12.064311	14.006117	16.892335
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.542517	10.172229	11.821305	14.271557
	Lincoln Corporate Variable 4 - Band 4	11.512464	12.536709	12.096378	14.057388	16.971122
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.519959	12.557422	12.128490	14.108798	17.050218
Franklin Small Cap Value VIP Fund - Class 2
	Lincoln CVUL III Jumbo	12.327869	12.373552	11.436662	14.859290	16.409170
	Lincoln CVUL III Super Jumbo	12.315780	12.342880	11.391202	14.778062	16.295012
	Lincoln CVUL III Super Jumbo/0.15%	12.331901	12.383793	11.451855	14.886465	16.447400
	Lincoln CVUL III SC (Elite)	12.287617	12.271607	11.285829	14.590248	16.031720
	Lincoln CVUL III LC (Elite)	12.311752	12.332673	11.376089	14.751084	16.257136
	Lincoln CVUL III LC (Elite)/0.20%	12.327869	12.373552	11.436662	14.859290	16.409170
	Lincoln Corporate Variable 4 - Band 1	12.287617	12.271607	11.285829	14.590248	16.031720
	Lincoln Corporate Variable 4 - Band 1/0.35%		9.775177	9.021477	11.703764	12.905142
	Lincoln Corporate Variable 4 - Band 2	12.311752	12.332673	11.376089	14.751084	16.257136
	Lincoln Corporate Variable 4 - Band 2/0.20%	12.327869	12.373552	11.436662	14.859290	16.409170
	Lincoln Corporate Variable 4 - Band 3	12.327869	12.373552	11.436662	14.859290	16.409170
	Lincoln Corporate Variable 4 - Band 3/0.10%		9.788453	9.056357	11.778398	13.019940
	Lincoln Corporate Variable 4 - Band 4	12.335935	12.394043	11.467062	14.913684	16.485715
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.344117	12.414672	11.497652	14.968405	16.562760
Franklin Small-Mid Cap Growth VIP Fund - Class 1
	Lincoln CVUL III Jumbo	29.830449	32.086513	31.240007	32.549999	39.549043
	Lincoln CVUL III Super Jumbo	27.183302	29.195332	28.382473	29.528319	35.823886
	Lincoln CVUL III Super Jumbo/0.15%	15.734450	16.932905	16.494431	17.194688	20.902408

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2013 to 2017 (continued)

Subaccount	Product(s)	2013	2014	2015	2016	2017
	Lincoln CVUL III SC (Elite)	22.910470	24.520252	23.754228	24.626888	29.773126
	Lincoln CVUL III LC (Elite)	23.765071	25.511163	24.789009	25.776890	31.257014
	Lincoln CVUL III LC (Elite)/0.20%	15.717866	16.906599	16.460843	17.149573	20.835979
	Lincoln Corporate Variable 4 - Band 1	24.312870	26.023947	25.222402	26.148998	31.613309
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.397772	10.107929	10.516525	12.759054
	Lincoln Corporate Variable 4 - Band 2	25.084093	26.927264	26.164488	27.207185	32.991387
	Lincoln Corporate Variable 4 - Band 2/0.20%	12.247132	13.173378	12.825835	13.363671	16.237189
	Lincoln Corporate Variable 4 - Band 3	22.602916	24.313604	23.672156	24.664804	29.968339
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.411886	10.147346	10.583433	12.871987
	Lincoln Corporate Variable 4 - Band 4	23.850392	25.679855	25.027388	26.102953	31.747439
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	19.401461	20.910570	20.399686	21.297653	25.928989
Franklin Small-Mid Cap Growth VIP Fund - Class 2
	Lincoln CVUL	15.782036	16.842996	16.281051	16.841667	20.302985
	Lincoln CVUL/0.35%	17.101122	18.315076	17.766009	18.443664	22.314419
	Lincoln CVUL LC	16.438058	17.595836	17.059905	17.700357	21.402225
	Lincoln CVUL LC/0.20%	17.197490	18.445548	17.919516	18.629725	22.571225
Franklin U.S. Government Securities VIP Fund - Class 1
	Lincoln CVUL III Jumbo	12.958151	13.402622	13.470723	13.564629	13.761689
	Lincoln CVUL III Super Jumbo	12.830268	13.250465	13.297832	13.370464	13.544372
	Lincoln CVUL III Super Jumbo/0.15%	10.050066	10.399986	10.458058	10.536229	10.694639
	Lincoln CVUL III SC (Elite)	12.536757	12.902112	12.902995	12.928146	13.050547
	Lincoln CVUL III LC (Elite)	12.787921	13.200131	13.240696	13.306362	13.472699
	Lincoln CVUL III LC (Elite)/0.20%	10.039472	10.383831	10.436592	10.509348	10.662022
	Lincoln Corporate Variable 4 - Band 1	12.536757	12.902112	12.902995	12.928146	13.050547
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.121174	10.157354	10.212834	10.345671
	Lincoln Corporate Variable 4 - Band 2	12.787797	13.200139	13.240723	13.306389	13.472726
	Lincoln Corporate Variable 4 - Band 2/0.20%	9.773346	10.108576	10.159939	10.230766	10.379393
	Lincoln Corporate Variable 4 - Band 3	12.958028	13.402647	13.470748	13.564655	13.761714
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.134907	10.196595	10.277949	10.437693
	Lincoln Corporate Variable 4 - Band 4	13.044113	13.505028	13.587229	13.695636	13.908499
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.130653	13.608225	13.704752	13.827916	14.056881
Goldman Sachs VIT Global Trends Allocation Fund - Service Shares
	Lincoln CVUL III Jumbo		10.380648	9.757295	10.160142	11.469272
	Lincoln CVUL III Super Jumbo		10.370247	9.732902	10.119556	11.406343
	Lincoln CVUL III Super Jumbo/0.15%		10.384117	9.765440	10.173707	11.490325
	Lincoln CVUL III SC (Elite)		10.346018	9.676219	10.025483	11.260845
	Lincoln CVUL III LC (Elite)		10.366782	9.724784	10.106063	11.385443
	Lincoln CVUL III LC (Elite)/0.20%		10.380648	9.757295	10.160142	11.469272
	Lincoln Corporate Variable 4 - Band 1		10.346018	9.676219	10.025483	11.260845
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.093226	9.472906	9.849232	11.101645
	Lincoln Corporate Variable 4 - Band 2		10.366782	9.724784	10.106063	11.385443
	Lincoln Corporate Variable 4 - Band 2/0.20%		10.380648	9.757295	10.160142	11.469272
	Lincoln Corporate Variable 4 - Band 3		10.380648	9.757295	10.160142	11.469272
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.106924	9.509517	9.912037	11.200388
	Lincoln Corporate Variable 4 - Band 4		10.387588	9.773592	10.187290	11.511417
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL		10.394543	9.789925	10.214702	11.553877
Goldman Sachs VIT Mid Cap Value Fund - Service Shares
	Lincoln CVUL III Jumbo	16.522426	18.680306	16.867379	19.068687	21.094836
	Lincoln CVUL III Super Jumbo	16.467409	18.590203	16.760838	18.919852	20.898827
	Lincoln CVUL III Super Jumbo/0.15%	16.205245	18.330861	16.560133	18.730703	20.731299
	Lincoln CVUL III SC (Elite)	16.339746	18.381647	16.514848	18.577066	20.448519
	Lincoln CVUL III LC (Elite)	16.449111	18.560265	16.725473	18.870498	20.833896
	Lincoln CVUL III LC (Elite)/0.20%	16.188171	18.302397	16.526146	18.682921	20.668080
	Lincoln Corporate Variable 4 - Band 1	16.339746	18.381647	16.514848	18.577066	20.448519
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.602608	9.559260	10.790618	11.919293
	Lincoln Corporate Variable 4 - Band 2	16.449111	18.560265	16.725474	18.870497	20.833894
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.500088	13.002035	11.740185	13.272361	14.682618
	Lincoln Corporate Variable 4 - Band 3	16.522426	18.680306	16.867379	19.068687	21.094836
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.616995	9.596213	10.859435	12.025321

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2013 to 2017 (continued)

Subaccount	Product(s)	2013	2014	2015	2016	2017
	Lincoln Corporate Variable 4 - Band 4	16.559206	18.740617	16.938783	19.168561	21.226532
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	16.596068	18.801123	17.010487	19.268957	21.359044
Invesco V.I. American Franchise Fund - Series I Shares
	Lincoln CVUL III Jumbo	19.871675
	Lincoln CVUL III Super Jumbo	18.740079
	Lincoln CVUL III Super Jumbo/0.15%	16.093096
	Lincoln CVUL III SC (Elite)	14.004677
	Lincoln CVUL III LC (Elite)	14.523580
	Lincoln CVUL III LC (Elite)/0.20%	16.076143
	Lincoln Corporate Variable 4 - Band 1	16.751417
	Lincoln Corporate Variable 4 - Band 2	17.287688
	Lincoln Corporate Variable 4 - Band 2/0.20%	12.624305
	Lincoln Corporate Variable 4 - Band 4	17.300213
Invesco V.I. Comstock Fund - Series I Shares
	Lincoln CVUL III Jumbo				11.524040	13.554055
	Lincoln CVUL III Super Jumbo				11.512575	13.520288
	Lincoln CVUL III Super Jumbo/0.15%				11.527864	13.565330
	Lincoln CVUL III SC (Elite)				11.485868	13.441824
	Lincoln CVUL III LC (Elite)				11.508756	13.509051
	Lincoln CVUL III LC (Elite)/0.20%				11.524040	13.554055
	Lincoln Corporate Variable 4 - Band 1				11.485868	13.441824
	Lincoln Corporate Variable 4 - Band 1/0.35%				11.512575	13.520288
	Lincoln Corporate Variable 4 - Band 2				11.508756	13.509051
	Lincoln Corporate Variable 4 - Band 2/0.20%				11.524040	13.554055
	Lincoln Corporate Variable 4 - Band 3				11.524040	13.554055
	Lincoln Corporate Variable 4 - Band 3/0.10%				11.531689	13.576614
	Lincoln Corporate Variable 4 - Band 4				11.531689	13.576614
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL				11.539344	13.599212
Invesco V.I. Growth and Income Fund - Series I Shares
	Lincoln CVUL III Jumbo	16.253345	17.888362	17.305918	20.672901	23.585726
	Lincoln CVUL III Super Jumbo	16.199223	17.802076	17.196614	20.511556	23.366589
	Lincoln CVUL III Super Jumbo/0.15%	16.372103	18.028078	17.449811	20.855210	23.805616
	Lincoln CVUL III SC (Elite)	16.073637	17.602353	16.944245	20.139958	22.863148
	Lincoln CVUL III LC (Elite)	16.181222	17.773406	17.160333	20.458054	23.293997
	Lincoln CVUL III LC (Elite)/0.20%	16.354854	18.000083	17.414001	20.802013	23.733030
	Lincoln Corporate Variable 4 - Band 1	16.073637	17.602353	16.944245	20.139958	22.863148
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.446782	10.091479	12.036785	13.712203
	Lincoln Corporate Variable 4 - Band 2	16.181222	17.773406	17.160333	20.458054	23.293997
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.544244	12.705546	12.291853	14.683317	16.752206
	Lincoln Corporate Variable 4 - Band 3	16.253345	17.888362	17.305918	20.672901	23.585726
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.460960	10.130482	12.113538	13.834163
	Lincoln Corporate Variable 4 - Band 4	16.289526	17.946118	17.379172	20.781169	23.732957
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	16.325753	18.004024	17.452700	20.889960	23.881057
Invesco V.I. International Growth Fund - Series I Shares
	Lincoln CVUL III Jumbo	31.593873	31.635320	30.832432	30.631883	37.602464
	Lincoln CVUL III Super Jumbo	30.364686	30.358936	29.544064	29.307903	35.923318
	Lincoln CVUL III Super Jumbo/0.15%	14.041854	14.067309	13.717150	13.634741	16.745823
	Lincoln CVUL III SC (Elite)	25.287836	25.194687	24.432706	24.152727	29.501155
	Lincoln CVUL III LC (Elite)	26.244001	26.225912	25.509208	25.292652	30.986255
	Lincoln CVUL III LC (Elite)/0.20%	14.027060	14.045462	13.688995	13.599955	16.694757
	Lincoln Corporate Variable 4 - Band 1	27.447699	27.346594	26.519532	26.215639	32.020883
	Lincoln Corporate Variable 4 - Band 1/0.35%		9.520835	9.265283	9.191221	11.265874
	Lincoln Corporate Variable 4 - Band 2	28.325507	28.305982	27.532435	27.298702	33.443885
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.192485	11.207168	10.922736	10.851689	13.321096
	Lincoln Corporate Variable 4 - Band 3/0.10%		9.533763	9.301103	9.249849	11.366092
	Lincoln Corporate Variable 4 - Band 4	28.166606	28.231782	27.542821	27.391043	33.657755
Ivy VIP Asset Strategy Portfolio
	Lincoln CVUL III Jumbo				10.022474	11.830117
	Lincoln CVUL III Super Jumbo				10.012499	11.800641

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2013 to 2017 (continued)

Subaccount	Product(s)	2013	2014	2015	2016	2017
	Lincoln CVUL III Super Jumbo/0.15%				10.025801	11.839959
	Lincoln CVUL III SC (Elite)				9.989264	11.732149
	Lincoln CVUL III LC (Elite)				10.009177	11.790832
	Lincoln CVUL III LC (Elite)/0.20%				10.022474	11.830117
	Lincoln Corporate Variable 4 - Band 1				9.989264	11.732149
	Lincoln Corporate Variable 4 - Band 1/0.35%				10.012499	11.800641
	Lincoln Corporate Variable 4 - Band 2				10.009177	11.790832
	Lincoln Corporate Variable 4 - Band 2/0.20%				10.022474	11.830117
	Lincoln Corporate Variable 4 - Band 3				10.022474	11.830117
	Lincoln Corporate Variable 4 - Band 3/0.10%				10.029129	11.849808
	Lincoln Corporate Variable 4 - Band 4				10.029129	11.849808
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL				10.035789	11.869532
Janus Henderson Balanced Portfolio - Institutional Shares
	Lincoln CVUL	24.265776	26.146547	26.125243	27.137041	31.914344
	Lincoln CVUL/0.35%	14.336027	15.501322	15.543007	16.201564	19.120507
	Lincoln CVUL LC	23.605043	25.511009	25.566822	26.636768	31.420059
	Lincoln CVUL LC/0.20%	14.417067	15.612347	15.677834	16.366629	19.344287
Janus Henderson Balanced Portfolio - Service Shares
	Lincoln CVUL III Jumbo	24.548860	26.518170	26.573848	27.667377	32.619377
	Lincoln CVUL III Super Jumbo	23.303158	25.134813	25.149828	26.145516	30.778956
	Lincoln CVUL III Super Jumbo/0.15%	14.002292	15.133120	15.172479	15.804734	18.642832
	Lincoln CVUL III SC (Elite)	22.174954	23.834378	23.765276	24.619843	28.881710
	Lincoln CVUL III LC (Elite)	23.007648	24.803676	24.806084	25.775276	30.327944
	Lincoln CVUL III LC (Elite)/0.20%	13.987539	15.109621	15.141345	15.764418	18.585976
	Lincoln Corporate Variable 4 - Band 1	21.930501	23.571630	23.503289	24.348436	28.563319
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.381140	10.387375	10.798582	12.712064
	Lincoln Corporate Variable 4 - Band 2	22.631715	24.398396	24.400738	25.354055	29.832330
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.975874	11.856360	11.881254	12.370175	14.584230
	Lincoln Corporate Variable 4 - Band 3	21.987806	23.751668	23.801538	24.780985	29.216368
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.395198	10.427448	10.867403	12.825298
	Lincoln Corporate Variable 4 - Band 4	23.370920	25.270991	25.349390	26.418930	31.178623
Janus Henderson Enterprise Portfolio - Institutional Shares
	Lincoln CVUL	19.783362	22.105376	22.835654	25.479717	32.239729
	Lincoln CVUL/0.35%	17.839992	20.013398	20.753543	23.249125	29.542229
	Lincoln CVUL LC	15.459108	17.325460	17.951605	20.090318	25.496776
	Lincoln CVUL LC/0.20%	17.957741	20.166029	20.936667	23.477902	29.855579
Janus Henderson Enterprise Portfolio - Service Shares
	Lincoln CVUL III Jumbo	37.439945	41.939292	43.432278	48.591790	61.629816
	Lincoln CVUL III Super Jumbo	33.925624	37.945691	39.237606	43.833042	55.510962
	Lincoln CVUL III Super Jumbo/0.15%	16.032144	17.967787	18.616724	20.838700	26.443293
	Lincoln CVUL III SC (Elite)	27.100167	30.205563	31.124818	34.648665	43.726528
	Lincoln CVUL III LC (Elite)	28.071248	31.381901	32.434120	36.214641	45.839975
	Lincoln CVUL III LC (Elite)/0.20%	16.014815	17.939575	18.578032	20.784971	26.360644
	Lincoln Corporate Variable 4 - Band 1	30.239493	33.704623	34.730366	38.662421	48.791878
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.807133	11.175077	12.483882	15.809815
	Lincoln Corporate Variable 4 - Band 2	31.209063	34.889786	36.060992	40.264024	50.965627
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.982198	13.422139	13.899929	15.551168	19.723818
	Lincoln Corporate Variable 4 - Band 3	28.319247	31.723007	32.852306	36.754977	46.616979
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.821794	11.218249	12.563467	15.950392
	Lincoln Corporate Variable 4 - Band 4	30.711924	34.437141	35.698744	39.979503	50.757365
Janus Henderson Flexible Bond Portfolio - Institutional Shares
	Lincoln CVUL	21.825429	22.742866	22.634661	23.030832	23.697861
	Lincoln CVUL/0.35%	12.047696	12.598134	12.582157	12.847261	13.265692
	Lincoln CVUL LC	22.739429	23.766469	23.724463	24.212226	24.988315
	Lincoln CVUL LC/0.20%	12.115802	12.688367	12.691287	12.978140	13.420946
Janus Henderson Flexible Bond Portfolio - Service Shares
	Lincoln CVUL III Jumbo	18.285663	19.105910	19.055856	19.440280	20.051908
	Lincoln CVUL III Super Jumbo	16.920852	17.653382	17.580742	17.908529	18.444281
	Lincoln CVUL III Super Jumbo/0.15%	10.857507	11.350219	11.326145	11.560411	11.930086
	Lincoln CVUL III SC (Elite)	18.442324	19.173507	19.027896	19.314953	19.823287
	Lincoln CVUL III LC (Elite)	19.139481	19.958077	19.866018	20.226299	20.820979

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2013 to 2017 (continued)

Subaccount	Product(s)	2013	2014	2015	2016	2017
	Lincoln CVUL III LC (Elite)/0.20%	10.846076	11.332602	11.302912	11.530930	11.893725
	Lincoln Corporate Variable 4 - Band 1	16.217119	16.860070	16.732027	16.984449	17.431448
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.086503	10.044933	10.232257	10.538419
	Lincoln Corporate Variable 4 - Band 2	16.734980	17.450737	17.370214	17.685232	18.205202
	Lincoln Corporate Variable 4 - Band 2/0.20%	9.845559	10.287205	10.260293	10.467275	10.796595
	Lincoln Corporate Variable 4 - Band 3	16.825098	17.579842	17.533784	17.887502	18.450277
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.100265	10.083883	10.297601	10.632208
	Lincoln Corporate Variable 4 - Band 4	17.417856	18.217384	18.187838	18.573313	19.176836
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	16.414672	17.185323	17.174616	17.556159	18.144776
Janus Henderson Global Research Portfolio - Institutional Shares
	Lincoln CVUL	14.034263	14.973776	14.529335	14.725977	18.575611
	Lincoln CVUL/0.35%	14.424309	15.444726	15.039469	15.296591	19.360210
	Lincoln CVUL LC	12.732520	13.625706	13.261023	13.480883	17.056074
	Lincoln CVUL LC/0.20%	14.506548	15.555264	15.169262	15.451634	19.588585
Janus Henderson Global Research Portfolio - Service Shares
	Lincoln CVUL III Jumbo	19.401172	20.752899	20.186967	20.512886	25.934192
	Lincoln CVUL III Super Jumbo	19.332241	20.648168	20.054971	20.348214	25.687471
	Lincoln CVUL III Super Jumbo/0.15%	15.677220	16.777878	16.328511	16.600434	20.998213
	Lincoln CVUL III SC (Elite)	14.870579	15.827310	15.318869	15.488556	19.484409
	Lincoln CVUL III LC (Elite)	15.412743	16.453645	15.972958	16.198413	20.438573
	Lincoln CVUL III LC (Elite)/0.20%	15.660702	16.751821	16.295004	16.558093	20.934205
	Lincoln Corporate Variable 4 - Band 1	17.255966	18.366165	17.776166	17.973071	22.609899
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.213717	9.920288	10.065342	12.706432
	Lincoln Corporate Variable 4 - Band 2	17.799271	19.001347	18.446230	18.706594	23.603305
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.450233	12.247999	11.913995	12.106347	15.305907
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.227581	9.958634	10.129541	12.819457
	Lincoln Corporate Variable 4 - Band 4	18.017471	19.292075	18.784765	19.107143	24.181077
Janus Henderson Global Technology Portfolio - Service Shares
	Lincoln CVUL	9.138304	9.922800	10.311329	11.657677	16.775705
	Lincoln CVUL/0.35%	17.006268	18.530926	19.324037	21.923717	31.659264
	Lincoln CVUL LC	9.517049	10.365097	10.803312	12.250568	17.681782
	Lincoln CVUL LC/0.20%	17.102412	18.663658	19.491656	22.147047	32.029676
JPMorgan Insurance Trust Core Bond Portfolio - Class 1
	Lincoln CVUL III Jumbo	9.758135	10.217546	10.311276	10.508356	10.861956
	Lincoln CVUL III Super Jumbo	9.748553	10.192216	10.270297	10.450909	10.786387
	Lincoln CVUL III Super Jumbo/0.15%	9.761331	10.226003	10.324972	10.527576	10.887264
	Lincoln CVUL III SC (Elite)	9.726232	10.133357	10.175313	10.318081	10.612094
	Lincoln CVUL III LC (Elite)	9.745362	10.183787	10.256674	10.431829	10.761314
	Lincoln CVUL III LC (Elite)/0.20%	9.758135	10.217546	10.311276	10.508356	10.861956
	Lincoln Corporate Variable 4 - Band 1	9.726232	10.133357	10.175313	10.318081	10.612094
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.199798	10.277937	10.458683	10.794410
	Lincoln Corporate Variable 4 - Band 2	9.745362	10.183787	10.256674	10.431829	10.761314
	Lincoln Corporate Variable 4 - Band 2/0.20%	9.758135	10.217546	10.311276	10.508356	10.861958
	Lincoln Corporate Variable 4 - Band 3	9.758135	10.217546	10.311276	10.508356	10.861956
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.213637	10.317643	10.525364	10.890419
	Lincoln Corporate Variable 4 - Band 4	9.764528	10.234468	10.338686	10.546830	10.912630
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	9.770925	10.251417	10.366167	10.585443	10.963541
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1
	Lincoln CVUL III Jumbo				10.432957	12.193244
	Lincoln CVUL III Super Jumbo				10.422576	12.162865
	Lincoln CVUL III Super Jumbo/0.15%				10.436420	12.203387
	Lincoln CVUL III SC (Elite)				10.398395	12.092273
	Lincoln CVUL III LC (Elite)				10.419118	12.152755
	Lincoln CVUL III LC (Elite)/0.20%				10.432957	12.193244
	Lincoln Corporate Variable 4 - Band 1				10.398395	12.092273
	Lincoln Corporate Variable 4 - Band 1/0.35%				10.422576	12.162865
	Lincoln Corporate Variable 4 - Band 2				10.419118	12.152755
	Lincoln Corporate Variable 4 - Band 2/0.20%				10.432957	12.193244
	Lincoln Corporate Variable 4 - Band 3				10.432957	12.193244
	Lincoln Corporate Variable 4 - Band 3/0.10%				10.439883	12.213539

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2013 to 2017 (continued)

Subaccount	Product(s)	2013	2014	2015	2016	2017
	Lincoln Corporate Variable 4 - Band 4				10.439883	12.213539
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL				10.446814	12.233885
JPMorgan Insurance Trust Income Builder Portfolio - Class 1
	Lincoln CVUL III Jumbo				10.317184	11.520767
	Lincoln CVUL III Super Jumbo				10.306918	11.492061
	Lincoln CVUL III Super Jumbo/0.15%				10.320608	11.530352
	Lincoln CVUL III SC (Elite)				10.283003	11.425356
	Lincoln CVUL III LC (Elite)				10.303498	11.482508
	Lincoln CVUL III LC (Elite)/0.20%				10.317184	11.520767
	Lincoln Corporate Variable 4 - Band 1				10.283003	11.425356
	Lincoln Corporate Variable 4 - Band 1/0.35%				10.306918	11.492061
	Lincoln Corporate Variable 4 - Band 2				10.303498	11.482508
	Lincoln Corporate Variable 4 - Band 2/0.20%				10.317184	11.520767
	Lincoln Corporate Variable 4 - Band 3				10.317184	11.520767
	Lincoln Corporate Variable 4 - Band 3/0.10%				10.324034	11.539945
	Lincoln Corporate Variable 4 - Band 4				10.324034	11.539945
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL				10.330888	11.559151
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio - Class 1
	Lincoln CVUL III Jumbo				10.860080
	Lincoln CVUL III Super Jumbo				10.849278
	Lincoln CVUL III Super Jumbo/0.15%				10.863684
	Lincoln CVUL III SC (Elite)				10.824114
	Lincoln CVUL III LC (Elite)				10.845679
	Lincoln CVUL III LC (Elite)/0.20%				10.860080
	Lincoln Corporate Variable 4 - Band 1				10.824114
	Lincoln Corporate Variable 4 - Band 1/0.35%				10.849278
	Lincoln Corporate Variable 4 - Band 2				10.845679
	Lincoln Corporate Variable 4 - Band 2/0.20%				10.860080
	Lincoln Corporate Variable 4 - Band 3				10.860080
	Lincoln Corporate Variable 4 - Band 3/0.10%				10.867288
	Lincoln Corporate Variable 4 - Band 4				10.867288
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL				10.874500
LVIP AQR Enhanced Global Strategies Fund - Standard Class
	Lincoln CVUL III Jumbo		10.421743	10.604324
	Lincoln CVUL III Super Jumbo		10.411301	10.577818
	Lincoln CVUL III Super Jumbo/0.15%		10.425227	10.613174
	Lincoln CVUL III SC (Elite)		10.386973	10.516225
	Lincoln CVUL III LC (Elite)		10.407822	10.568996
	Lincoln CVUL III LC (Elite)/0.20%		10.421743	10.604324
	Lincoln Corporate Variable 4 - Band 1		10.386973	10.516225
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.202716	10.365897
	Lincoln Corporate Variable 4 - Band 2		10.407822	10.568996
	Lincoln Corporate Variable 4 - Band 2/0.20%		10.421743	10.604324
	Lincoln Corporate Variable 4 - Band 3		10.421743	10.604324
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.216562	10.405950
	Lincoln Corporate Variable 4 - Band 4		10.428711	10.622031
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL		10.435633	10.639727
LVIP Baron Growth Opportunities Fund - Service Class
	Lincoln CVUL	36.342802	37.841280	35.784598	37.514373	47.399238
	Lincoln CVUL/0.35%	20.017732	20.916193	19.848782	20.881182	26.475710
	Lincoln CVUL LC	38.486167	40.193446	38.123187	40.086055	50.800603
	Lincoln CVUL LC/0.20%	20.130880	21.066003	20.020972	21.093937	26.785586
	Lincoln CVUL III Jumbo	36.561890	38.260266	36.362272	38.311001	48.648221
	Lincoln CVUL III Super Jumbo	33.713042	35.226194	33.428504	35.167229	44.589303
	Lincoln CVUL III Super Jumbo/0.15%	17.156523	17.962460	17.079931	18.004277	22.873684
	Lincoln CVUL III SC (Elite)	36.342802	37.841280	35.784598	37.514373	47.399238
	Lincoln CVUL III LC (Elite)	38.486167	40.193446	38.123187	40.086055	50.800603
	Lincoln CVUL III LC (Elite)/0.20%	20.130880	21.066003	20.020972	21.093937	26.785586
	Lincoln Corporate Variable 4 - Band 1	29.682904	30.906743	29.226955	30.639743	38.713174

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2013 to 2017 (continued)

Subaccount	Product(s)	2013	2014	2015	2016	2017
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.574848	10.035188	10.557157	13.385706
	Lincoln Corporate Variable 4 - Band 2	30.631288	31.990122	30.342386	31.904650	40.432355
	Lincoln Corporate Variable 4 - Band 2/0.20%	12.168226	12.733191	12.101530	12.750077	16.190352
	Lincoln Corporate Variable 4 - Band 3	27.692977	28.979374	27.541782	29.017889	36.847606
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.589193	10.073961	10.624462	13.504683
	Lincoln Corporate Variable 4 - Band 4	30.004451	31.429645	29.900404	31.534341	40.083066
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	22.413996	23.502139	22.381000	23.627639	30.062957
LVIP Baron Growth Opportunities Fund - Standard Class
	Lincoln CVUL	24.186053	25.246967	23.934576	25.153885	31.862101
	Lincoln CVUL/0.35%	20.207625	21.167999	20.138041	21.238126	26.996308
	Lincoln CVUL LC	24.820263	25.986856	24.710064	26.046883	33.092301
	Lincoln CVUL LC/0.20%	20.321825	21.319589	20.312718	21.454494	27.312244
	Lincoln CVUL III Jumbo	25.252176	26.492011	25.240859	26.659645	33.938565
	Lincoln CVUL III Super Jumbo	24.927500	26.112188	24.841664	26.198694	33.301810
	Lincoln CVUL III Super Jumbo/0.15%	17.246934	18.102777	17.256459	18.235556	23.226036
	Lincoln CVUL III SC (Elite)	24.186053	25.246967	23.934576	25.153885	31.862101
	Lincoln CVUL III LC (Elite)	24.820263	25.986856	24.710064	26.046883	33.092301
	Lincoln CVUL III LC (Elite)/0.20%	20.321825	21.319589	20.312718	21.454494	27.312244
	Lincoln Corporate Variable 4 - Band 1	24.186053	25.246967	23.934576	25.153885	31.862101
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.589321	10.074083	10.624402	13.504941
	Lincoln Corporate Variable 4 - Band 2	24.820567	25.987183	24.710420	26.047258	33.092778
	Lincoln Corporate Variable 4 - Band 2/0.20%	12.188031	12.786440	12.182643	12.867417	16.380579
	Lincoln Corporate Variable 4 - Band 3	25.252372	26.492217	25.241055	26.659852	33.938829
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.603690	10.113017	10.692153	13.625054
	Lincoln Corporate Variable 4 - Band 4	25.470972	26.748289	25.510545	26.971440	34.369816
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	21.676324	22.786130	21.753476	23.022219	29.366643
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class
	Lincoln CVUL	16.516191	16.973270	16.034689	17.828317	20.611959
	Lincoln CVUL/0.35%	14.690807	15.150305	14.362734	16.025303	18.592351
	Lincoln CVUL LC	18.201910	18.761845	17.777638	19.825590	22.989905
	Lincoln CVUL LC/0.20%	14.773864	15.258832	14.487344	16.188592	18.809974
	Lincoln CVUL III Jumbo	15.005588	15.498163	14.714574	16.442503	19.105000
	Lincoln CVUL III Super Jumbo	14.812616	15.275925	14.481824	16.158177	18.746510
	Lincoln CVUL III Super Jumbo/0.15%	14.395823	14.875818	14.130762	15.798027	18.365340
	Lincoln CVUL III SC (Elite)	16.516191	16.973270	16.034689	17.828317	20.611959
	Lincoln CVUL III LC (Elite)	18.201910	18.761845	17.777638	19.825590	22.989905
	Lincoln CVUL III LC (Elite)/0.20%	14.773864	15.258832	14.487344	16.188592	18.809974
	Lincoln Corporate Variable 4 - Band 1	14.371939	14.769677	13.952950	15.513716	17.935965
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.135937	9.609032	10.721332	12.438752
	Lincoln Corporate Variable 4 - Band 2	14.748851	15.202558	14.405061	16.064499	18.628514
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.887714	11.245115	10.676561	11.930311	13.862159
	Lincoln Corporate Variable 4 - Band 3	15.006575	15.499288	14.715649	16.443703	19.106395
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.149694	9.646170	10.789696	12.549383
	Lincoln Corporate Variable 4 - Band 4	15.135629	15.648114	14.871815	16.634826	19.347793
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	14.331822	14.831914	14.110213	15.798718	18.393707
LVIP BlackRock Emerging Markets Managed Volatility Fund - Standard Class
	Lincoln CVUL III Jumbo	9.759017	9.263488	7.857502
	Lincoln CVUL III Super Jumbo	9.741036	9.232550	7.819504
	Lincoln CVUL III SC (Elite)	9.699208	9.160763	7.731555
	Lincoln CVUL III LC (Elite)	9.735049	9.222261	7.806879
	Lincoln Corporate Variable 4 - Band 1	9.699208	9.160763	7.731555
	Lincoln Corporate Variable 4 - Band 1/0.35%		9.064293	7.676999
	Lincoln Corporate Variable 4 - Band 2	9.735049	9.222261	7.806879
	Lincoln Corporate Variable 4 - Band 2/0.20%	9.362971	8.887552	7.538624
	Lincoln Corporate Variable 4 - Band 3	9.759017	9.263488	7.857502
	Lincoln Corporate Variable 4 - Band 3/0.10%		9.076606	7.706698
	Lincoln Corporate Variable 4 - Band 4	9.771022	9.284170	7.882936
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	9.783098	9.305272	7.908779

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2013 to 2017 (continued)

Subaccount	Product(s)	2013	2014	2015	2016	2017
LVIP BlackRock Inflation Protected Bond Fund - Standard Class
	Lincoln CVUL III Jumbo	11.101505	11.418973	11.074520	11.446828	11.673288
	Lincoln CVUL III Super Jumbo	11.041324	11.340049	10.981488	11.333658	11.540557
	Lincoln CVUL III Super Jumbo/0.15%	9.773380	10.057896	9.759378	10.092517	10.297331
	Lincoln CVUL III SC (Elite)	10.902168	11.158008	10.767441	11.073926	11.236692
	Lincoln CVUL III LC (Elite)	11.021338	11.313864	10.950653	11.296185	11.496652
	Lincoln CVUL III LC (Elite)/0.20%	9.763078	10.042271	9.739347	10.066768	10.265926
	Lincoln Corporate Variable 4 - Band 1	10.902168	11.158008	10.767441	11.073926	11.236692
	Lincoln Corporate Variable 4 - Band 1/0.35%		9.876962	9.564662	9.871396	10.051601
	Lincoln Corporate Variable 4 - Band 2	11.020787	11.311382	10.948143	11.293597	11.494017
	Lincoln Corporate Variable 4 - Band 2/0.20%	9.218784	9.482412	9.196424	9.505594	9.693649
	Lincoln Corporate Variable 4 - Band 3	11.101505	11.418973	11.074520	11.446828	11.673288
	Lincoln Corporate Variable 4 - Band 3/0.10%		9.890367	9.601623	9.934342	10.141014
	Lincoln Corporate Variable 4 - Band 4	11.141809	11.471895	11.136981	11.522904	11.762624
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.182270	11.525073	11.199800	11.599492	11.852651
LVIP BlackRock Multi-Asset Income Fund - Standard Class
	Lincoln CVUL III Jumbo		9.931349	9.522570	10.169655	10.751121
	Lincoln CVUL III Super Jumbo		9.921394	9.498760	10.129025	10.692122
	Lincoln CVUL III Super Jumbo/0.15%		9.934669	9.530520	10.183234	10.770860
	Lincoln CVUL III SC (Elite)		9.898203	9.443432	10.034850	10.555711
	Lincoln CVUL III LC (Elite)		9.918077	9.490836	10.115517	10.672527
	Lincoln CVUL III LC (Elite)/0.20%		9.931349	9.522570	10.169655	10.751121
	Lincoln Corporate Variable 4 - Band 1		9.898203	9.443432	10.034850	10.555711
	Lincoln Corporate Variable 4 - Band 1/0.35%		9.805165	9.387482	10.010364	10.566864
	Lincoln Corporate Variable 4 - Band 2		9.918077	9.490836	10.115517	10.672527
	Lincoln Corporate Variable 4 - Band 2/0.20%		9.931349	9.522570	10.169655	10.751121
	Lincoln Corporate Variable 4 - Band 3		9.931349	9.522570	10.169655	10.751121
	Lincoln Corporate Variable 4 - Band 3/0.10%		9.818476	9.423766	10.074203	10.660865
	Lincoln Corporate Variable 4 - Band 4		9.937991	9.538477	10.196832	10.790635
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL		9.944633	9.554405	10.224070	10.830282
LVIP BlackRock U.S. Opportunities Managed Volatility Fund - Standard Class
	Lincoln CVUL			9.058528
	Lincoln CVUL/0.35%			9.079857
	Lincoln CVUL LC			9.076807
	Lincoln CVUL LC/0.20%			9.089014
	Lincoln CVUL III Jumbo			9.089014
	Lincoln CVUL III Super Jumbo			9.079857
	Lincoln CVUL III Super Jumbo/0.15%			9.092068
	Lincoln CVUL III SC (Elite)			9.058528
	Lincoln CVUL III LC (Elite)			9.076807
	Lincoln CVUL III LC (Elite)/0.20%			9.089014
	Lincoln Corporate Variable 4 - Band 1			9.058528
	Lincoln Corporate Variable 4 - Band 1/0.35%			9.079857
	Lincoln Corporate Variable 4 - Band 2			9.076807
	Lincoln Corporate Variable 4 - Band 2/0.20%			9.089014
	Lincoln Corporate Variable 4 - Band 3			9.089014
	Lincoln Corporate Variable 4 - Band 3/0.10%			9.095123
	Lincoln Corporate Variable 4 - Band 4			9.095123
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL			9.101236
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
	Lincoln CVUL	13.391199	14.009135	14.097697	13.815676	17.304465
	Lincoln CVUL/0.35%	14.603376	15.330812	15.481838	15.225327	19.136890
	Lincoln CVUL LC	12.026973	12.619762	12.737709	12.520402	15.729178
	Lincoln CVUL LC/0.20%	14.685933	15.440621	15.616141	15.380458	19.360865
	Lincoln CVUL III Jumbo	22.530006	23.687793	23.957064	23.595501	29.701938
	Lincoln CVUL III Super Jumbo	20.989091	22.034617	22.251683	21.883006	27.505004
	Lincoln CVUL III Super Jumbo/0.15%	15.090632	15.874055	16.062534	15.828029	19.934226
	Lincoln CVUL III SC (Elite)	13.391199	14.009135	14.097697	13.815676	17.304465
	Lincoln CVUL III LC (Elite)	12.026973	12.619762	12.737709	12.520402	15.729178
	Lincoln CVUL III LC (Elite)/0.20%	14.685933	15.440621	15.616141	15.380458	19.360865

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2013 to 2017 (continued)

Subaccount	Product(s)	2013	2014	2015	2016	2017
	Lincoln Corporate Variable 4 - Band 1	19.314995	20.206285	20.334023	19.927246	24.959353
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.453760	10.556741	10.381832	13.049045
	Lincoln Corporate Variable 4 - Band 2	19.932058	20.914482	21.109942	20.749804	26.067644
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.757627	12.361836	12.502362	12.313692	15.500435
	Lincoln Corporate Variable 4 - Band 3	18.562993	19.516940	19.738810	19.440909	24.472152
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.467947	10.597538	10.448042	13.165107
	Lincoln Corporate Variable 4 - Band 4	19.881626	20.924215	21.183240	20.884400	26.315288
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	16.995271	17.904406	18.144196	17.906140	22.585280
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
	Lincoln CVUL				10.447315	13.026230
	Lincoln CVUL/0.35%				10.452704	13.078609
	Lincoln CVUL LC				10.451934	13.071113
	Lincoln CVUL LC/0.20%				10.455014	13.101121
	Lincoln CVUL III Jumbo	12.851601	11.888136	11.366162	11.599771	14.535610
	Lincoln CVUL III Super Jumbo	12.724689	11.753083	11.220187	11.433635	14.305967
	Lincoln CVUL III Super Jumbo/0.15%	13.461878	12.458894	11.917820	12.168850	15.256340
	Lincoln CVUL III SC (Elite)	12.433410	11.443893	10.886825	11.055173	13.784137
	Lincoln CVUL III LC (Elite)	12.682664	11.708407	11.171947	11.378786	14.230228
	Lincoln CVUL III LC (Elite)/0.20%	13.447689	12.439536	11.893352	12.137797	15.209807
	Lincoln Corporate Variable 4 - Band 1	12.433410	11.443893	10.886825	11.055173	13.784137
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.078307	9.621347	9.804380	12.267414
	Lincoln Corporate Variable 4 - Band 2	12.683176	11.709085	11.173207	11.380070	14.231833
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.510202	10.647284	10.179766	10.389011	13.018501
	Lincoln Corporate Variable 4 - Band 3	12.850352	11.887535	11.365423	11.599017	14.534665
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.091989	9.658542	9.866916	12.376539
	Lincoln Corporate Variable 4 - Band 4	12.936910	11.979031	11.464531	11.711867	14.690749
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.022702	12.070543	11.563676	11.824968	14.847443
LVIP Clarion Global Real Estate Fund - Standard Class
	Lincoln CVUL III Jumbo	9.099306	10.342466	10.195491	10.295652	11.391489
	Lincoln CVUL III Super Jumbo	9.009441	10.224980	10.064560	10.148214	11.211536
	Lincoln CVUL III Super Jumbo/0.15%	13.503513	15.356054	15.145407	15.301837	16.938981
	Lincoln CVUL III SC (Elite)	8.803187	9.956007	9.765551	9.812347	10.802616
	Lincoln CVUL III LC (Elite)	8.979434	10.185833	10.021013	10.099258	11.151875
	Lincoln CVUL III LC (Elite)/0.20%	13.489331	15.332261	15.114381	15.262856	16.887444
	Lincoln Corporate Variable 4 - Band 1	8.803187	9.956007	9.765551	9.812347	10.802616
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.408127	10.244833	10.329986	11.412353
	Lincoln Corporate Variable 4 - Band 2	8.979062	10.185411	10.020701	10.101598	11.154459
	Lincoln Corporate Variable 4 - Band 2/0.20%	9.187282	10.446866	10.298911	10.400527	11.507872
	Lincoln Corporate Variable 4 - Band 3	9.095218	10.337823	10.190912	10.291027	11.386373
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.422247	10.284421	10.395845	11.513842
	Lincoln Corporate Variable 4 - Band 4	9.159714	10.421539	10.283723	10.395131	11.513059
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	9.220516	10.501209	10.372712	10.495565	11.635919
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class
	Lincoln CVUL			9.323365	9.608570	11.262915
	Lincoln CVUL/0.35%			9.345312	9.664950	11.368696
	Lincoln CVUL LC			9.342174	9.656875	11.353524
	Lincoln CVUL LC/0.20%			9.354734	9.689213	11.414334
	Lincoln CVUL III Jumbo			9.354734	9.689213	11.414334
	Lincoln CVUL III Super Jumbo			9.345312	9.664950	11.368696
	Lincoln CVUL III Super Jumbo/0.15%			9.357877	9.697314	11.429588
	Lincoln CVUL III SC (Elite)			9.323365	9.608570	11.262915
	Lincoln CVUL III LC (Elite)			9.342174	9.656875	11.353524
	Lincoln CVUL III LC (Elite)/0.20%			9.354734	9.689213	11.414334
	Lincoln Corporate Variable 4 - Band 1			9.323365	9.608570	11.262915
	Lincoln Corporate Variable 4 - Band 1/0.35%			9.345312	9.664950	11.368696
	Lincoln Corporate Variable 4 - Band 2			9.342174	9.656875	11.353524
	Lincoln Corporate Variable 4 - Band 2/0.20%			9.354734	9.689213	11.414334
	Lincoln Corporate Variable 4 - Band 3			9.354734	9.689213	11.414334
	Lincoln Corporate Variable 4 - Band 3/0.10%			9.361020	9.705422	11.444861

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2013 to 2017 (continued)

Subaccount	Product(s)	2013	2014	2015	2016	2017
	Lincoln Corporate Variable 4 - Band 4			9.361020	9.705422	11.444861
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL			9.367312	9.721643	11.475441
LVIP Delaware Bond Fund - Standard Class
	Lincoln CVUL	21.821756	22.964293	22.892554	23.351902	24.202791
	Lincoln CVUL/0.35%	11.674279	12.328581	12.333155	12.624725	13.130606
	Lincoln CVUL LC	22.486678	23.735280	23.730551	24.283487	25.247628
	Lincoln CVUL LC/0.20%	11.740271	12.416878	12.440130	12.753340	13.284282
	Lincoln CVUL III Jumbo	17.962744	18.997960	19.033535	19.512750	20.325097
	Lincoln CVUL III Super Jumbo	16.489124	17.413281	17.419742	17.831564	18.546088
	Lincoln CVUL III Super Jumbo/0.15%	10.470070	11.079010	11.105308	11.390603	11.870745
	Lincoln CVUL III SC (Elite)	21.821756	22.964293	22.892554	23.351902	24.202791
	Lincoln CVUL III LC (Elite)	22.486678	23.735280	23.730551	24.283487	25.247628
	Lincoln CVUL III LC (Elite)/0.20%	11.740271	12.416878	12.440130	12.753340	13.284282
	Lincoln Corporate Variable 4 - Band 1	15.829698	16.658511	16.606470	16.939686	17.556928
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.181913	10.185682	10.426466	10.844289
	Lincoln Corporate Variable 4 - Band 2	16.334332	17.241193	17.238968	17.637701	18.335631
	Lincoln Corporate Variable 4 - Band 2/0.20%	9.658821	10.215441	10.234570	10.492250	10.929059
	Lincoln Corporate Variable 4 - Band 3	16.194589	17.127905	17.159978	17.592071	18.324457
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.195747	10.225057	10.492981	10.940754
	Lincoln Corporate Variable 4 - Band 4	17.033670	18.033362	18.085205	18.559090	19.351070
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	15.555985	16.485426	16.549359	16.999987	17.743165
LVIP Delaware Diversified Floating Rate Fund - Standard Class
	Lincoln CVUL III Jumbo	10.563471	10.607279	10.510731	10.725709	10.976261
	Lincoln CVUL III Super Jumbo	10.506196	10.533955	10.422428	10.619659	10.851447
	Lincoln CVUL III Super Jumbo/0.15%	10.491521	10.540299	10.449584	10.668644	10.923323
	Lincoln CVUL III SC (Elite)	10.373758	10.364827	10.219259	10.376268	10.565701
	Lincoln CVUL III LC (Elite)	10.487174	10.509626	10.393159	10.584543	10.810158
	Lincoln CVUL III LC (Elite)/0.20%	10.480461	10.523925	10.428136	10.641424	10.890007
	Lincoln Corporate Variable 4 - Band 1	10.373758	10.364827	10.219259	10.376268	10.565701
	Lincoln Corporate Variable 4 - Band 1/0.35%		9.932745	9.827584	10.013558	10.232117
	Lincoln Corporate Variable 4 - Band 2	10.487176	10.509624	10.393157	10.584541	10.810156
	Lincoln Corporate Variable 4 - Band 2/0.20%	9.973643	10.015017	9.923797	10.126777	10.354321
	Lincoln Corporate Variable 4 - Band 3	10.563471	10.607279	10.510731	10.725709	10.976261
	Lincoln Corporate Variable 4 - Band 3/0.10%		9.946225	9.865555	10.077408	10.323133
	Lincoln Corporate Variable 4 - Band 4	10.601827	10.656445	10.570015	10.796995	11.060266
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.640320	10.705837	10.629631	10.868754	11.144916
LVIP Delaware Social Awareness Fund - Standard Class
	Lincoln CVUL	19.426246	22.223117	21.921910	23.214090	27.707356
	Lincoln CVUL/0.35%	16.350697	18.770335	18.580870	19.745081	23.649462
	Lincoln CVUL LC	19.149947	21.972843	21.740175	23.090792	27.642937
	Lincoln CVUL LC/0.20%	16.443130	18.904774	18.742052	19.946252	23.926251
	Lincoln CVUL III Jumbo	27.673035	31.815871	31.542021	33.568633	40.266784
	Lincoln CVUL III Super Jumbo	25.602842	29.391648	29.094973	30.917960	37.031659
	Lincoln CVUL III Super Jumbo/0.15%	16.212518	18.648959	18.497691	19.696032	23.637906
	Lincoln CVUL III SC (Elite)	19.426246	22.223117	21.921910	23.214090	27.707356
	Lincoln CVUL III LC (Elite)	19.149947	21.972843	21.740175	23.090792	27.642937
	Lincoln CVUL III LC (Elite)/0.20%	16.443130	18.904774	18.742052	19.946252	23.926251
	Lincoln Corporate Variable 4 - Band 1	22.793781	26.075490	25.722069	27.238248	32.510420
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.821998	10.712762	11.383986	13.635048
	Lincoln Corporate Variable 4 - Band 2	23.522507	26.990024	26.707731	28.369233	33.961976
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.723207	13.478249	13.362237	14.220776	17.062167
	Lincoln Corporate Variable 4 - Band 3	21.616583	24.852722	24.638808	26.221880	31.454089
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.836681	10.754161	11.456585	13.756318
	Lincoln Corporate Variable 4 - Band 4	23.750718	27.333660	27.125515	28.897235	34.697943
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	17.885404	20.604124	20.467686	21.826350	26.233876
LVIP Delaware Special Opportunities Fund - Standard Class
	Lincoln CVUL III Jumbo	14.363414	15.428680	15.438102	18.551073	21.800472
	Lincoln CVUL III Super Jumbo	14.221596	15.253443	15.239872	18.285437	21.456120
	Lincoln CVUL III Super Jumbo/0.15%	15.864574	17.049698	17.068646	20.520655	24.127099

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2013 to 2017 (continued)

Subaccount	Product(s)	2013	2014	2015	2016	2017
	Lincoln CVUL III SC (Elite)	13.896105	14.852253	14.787171	17.680312	20.673624
	Lincoln CVUL III LC (Elite)	14.174640	15.195478	15.174367	18.197746	21.342555
	Lincoln CVUL III LC (Elite)/0.20%	15.847860	17.023220	17.033616	20.468309	24.053531
	Lincoln Corporate Variable 4 - Band 1	13.896105	14.852253	14.787171	17.680312	20.673624
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.073172	10.064210	12.075461	14.169338
	Lincoln Corporate Variable 4 - Band 2	14.174647	15.195484	15.174388	18.191349	21.330052
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.765739	12.637970	12.645959	15.195935	17.857734
	Lincoln Corporate Variable 4 - Band 3	14.365996	15.431453	15.440885	18.554417	21.804403
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.086847	10.103108	12.152460	14.295370
	Lincoln Corporate Variable 4 - Band 4	14.458744	15.546620	15.571685	18.730302	22.033104
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	14.554703	15.665460	15.706421	18.911260	22.268214
LVIP Delaware Wealth Builder Fund - Standard Class
	Lincoln CVUL	18.787271	19.466459	19.073111	20.004426	22.306312
	Lincoln CVUL/0.35%	14.322335	14.892144	14.642406	15.411201	17.244771
	Lincoln CVUL LC	19.340466	20.099867	19.752914	20.779646	23.240317
	Lincoln CVUL LC/0.20%	14.403303	14.998820	14.769441	15.568229	17.446619
	Lincoln CVUL III Jumbo	22.725466	23.665064	23.303150	24.563477	27.527192
	Lincoln CVUL III Super Jumbo	21.368308	22.218439	21.845841	22.992850	25.728458
	Lincoln CVUL III Super Jumbo/0.15%	14.090255	14.680164	14.462890	15.252722	17.101589
	Lincoln CVUL III SC (Elite)	20.005757	20.728995	20.310135	21.301852	23.753032
	Lincoln CVUL III LC (Elite)	20.756804	21.571817	21.199456	22.301378	24.942249
	Lincoln CVUL III LC (Elite)/0.20%	14.075409	14.657365	14.433207	15.213813	17.049440
	Lincoln Corporate Variable 4 - Band 1	19.577002	20.284740	19.874857	20.845320	23.243967
	Lincoln Corporate Variable 4 - Band 1/0.35%		9.966833	9.799691	10.314221	11.541370
	Lincoln Corporate Variable 4 - Band 2	20.202129	20.995340	20.632935	21.716629	24.288255
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.979278	11.433223	11.258356	11.867257	13.299115
	Lincoln Corporate Variable 4 - Band 3	19.214797	20.009245	19.703233	20.768863	23.274737
	Lincoln Corporate Variable 4 - Band 3/0.10%		9.980362	9.837567	10.379993	11.644027
	Lincoln Corporate Variable 4 - Band 4	20.546985	21.417902	21.111457	22.275500	24.988122
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	16.539029	17.257401	17.027523	17.984376	20.194551
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class
	Lincoln CVUL III Jumbo	10.843808	10.010332	9.593742	9.763547	12.293187
	Lincoln CVUL III Super Jumbo	10.800519	9.955418	9.526804	9.680894	12.170867
	Lincoln CVUL III Super Jumbo/0.15%	14.015181	12.944422	12.411935	12.637936	15.920254
	Lincoln CVUL III SC (Elite)	10.700181	9.828451	9.372425	9.490747	11.890160
	Lincoln CVUL III LC (Elite)	10.786128	9.937180	9.504596	9.653499	12.130364
	Lincoln CVUL III LC (Elite)/0.20%	14.000414	12.924315	12.386457	12.605691	15.871704
	Lincoln Corporate Variable 4 - Band 1	10.700181	9.828451	9.372425	9.490747	11.890160
	Lincoln Corporate Variable 4 - Band 1/0.35%		8.932301	8.547736	8.685990	10.920069
	Lincoln Corporate Variable 4 - Band 2	10.786132	9.937181	9.504600	9.653504	12.130370
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.677623	9.856920	9.446715	9.613917	12.104790
	Lincoln Corporate Variable 4 - Band 3	10.843808	10.010332	9.593742	9.763547	12.293187
	Lincoln Corporate Variable 4 - Band 3/0.10%		8.944436	8.580786	8.741396	11.017210
	Lincoln Corporate Variable 4 - Band 4	10.872764	10.047110	9.638628	9.819039	12.375416
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.901762	10.083991	9.683694	9.874816	12.458153
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class
	Lincoln CVUL	17.072816	19.187718	18.671984	21.213524	25.463322
	Lincoln CVUL/0.35%	16.377850	18.471184	18.037751	20.564776	24.771093
	Lincoln CVUL LC	17.520938	19.750500	19.277403	21.967118	26.447054
	Lincoln CVUL LC/0.20%	16.470428	18.603472	18.194214	20.774281	25.060987
	Lincoln CVUL III Jumbo	17.825347	20.133863	19.690937	22.483250	27.122596
	Lincoln CVUL III Super Jumbo	17.596149	19.845199	19.379524	22.094527	26.613740
	Lincoln CVUL III Super Jumbo/0.15%	16.157080	18.258668	17.865928	20.409638	24.633406
	Lincoln CVUL III SC (Elite)	17.072816	19.187718	18.671984	21.213524	25.463322
	Lincoln CVUL III LC (Elite)	17.520938	19.750500	19.277403	21.967118	26.447054
	Lincoln CVUL III LC (Elite)/0.20%	16.470428	18.603472	18.194214	20.774281	25.060987
	Lincoln Corporate Variable 4 - Band 1	17.072917	19.187831	18.672094	21.213649	25.463473
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.719362	10.467828	11.934334	14.375381
	Lincoln Corporate Variable 4 - Band 2	17.519384	19.748726	19.275677	21.965280	26.444936
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.642660	13.150471	12.861170	14.684985	17.715183

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2013 to 2017 (continued)

Subaccount	Product(s)	2013	2014	2015	2016	2017
	Lincoln Corporate Variable 4 - Band 3	17.824870	20.133311	19.690393	22.482628	27.121847
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.733906	10.508278	12.010423	14.503221
	Lincoln Corporate Variable 4 - Band 4	17.979801	20.328633	19.901320	22.746189	27.467225
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	16.991780	19.230755	18.845361	21.560821	26.061862
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class
	Lincoln CVUL III Jumbo				11.281603	13.320283
	Lincoln CVUL III Super Jumbo				11.270381	13.287101
	Lincoln CVUL III Super Jumbo/0.15%				11.285346	13.331363
	Lincoln CVUL III SC (Elite)				11.244241	13.209995
	Lincoln CVUL III LC (Elite)				11.266643	13.276058
	Lincoln CVUL III LC (Elite)/0.20%				11.281603	13.320283
	Lincoln Corporate Variable 4 - Band 1				11.244241	13.209995
	Lincoln Corporate Variable 4 - Band 1/0.35%				11.270381	13.287101
	Lincoln Corporate Variable 4 - Band 2				11.266643	13.276058
	Lincoln Corporate Variable 4 - Band 2/0.20%				11.281603	13.320283
	Lincoln Corporate Variable 4 - Band 3				11.281603	13.320283
	Lincoln Corporate Variable 4 - Band 3/0.10%				11.289090	13.342451
	Lincoln Corporate Variable 4 - Band 4				11.289090	13.342451
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL				11.296582	13.364693
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class
	Lincoln CVUL III Jumbo	13.943271	14.569181	13.433155	14.898672	17.719074
	Lincoln CVUL III Super Jumbo	13.887637	14.489298	13.339466	14.772595	17.542814
	Lincoln CVUL III Super Jumbo/0.15%	15.971586	16.696893	15.402664	17.091588	20.337280
	Lincoln CVUL III SC (Elite)	13.758685	14.304601	13.123387	14.482546	17.138324
	Lincoln CVUL III LC (Elite)	13.869141	14.462767	13.308381	14.730807	17.484451
	Lincoln CVUL III LC (Elite)/0.20%	15.954760	16.670966	15.371054	17.047989	20.275270
	Lincoln Corporate Variable 4 - Band 1	13.758685	14.304601	13.123387	14.482546	17.138324
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.204724	9.394904	10.404249	12.355297
	Lincoln Corporate Variable 4 - Band 2	13.869147	14.462768	13.308388	14.730806	17.484449
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.343345	11.852545	10.928348	12.120599	14.415097
	Lincoln Corporate Variable 4 - Band 3	13.943271	14.569181	13.433155	14.898672	17.719074
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.218575	9.431218	10.470596	12.465189
	Lincoln Corporate Variable 4 - Band 4	13.980484	14.622681	13.495980	14.983320	17.837564
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	14.017833	14.676415	13.559137	15.068492	17.956897
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class
	Lincoln CVUL III Jumbo	10.560982	11.028894	11.041362	11.251679	11.559664
	Lincoln CVUL III Super Jumbo	10.518840	10.968423	10.964363	11.156468	11.444669
	Lincoln CVUL III Super Jumbo/0.15%	10.114573	10.567988	10.585226	10.792249	11.093203
	Lincoln CVUL III SC (Elite)	10.421161	10.828608	10.786778	10.937427	11.180774
	Lincoln CVUL III LC (Elite)	10.504830	10.948339	10.938816	11.124910	11.406592
	Lincoln CVUL III LC (Elite)/0.20%	10.103909	10.551570	10.563499	10.764713	11.059369
	Lincoln Corporate Variable 4 - Band 1	10.421161	10.828608	10.786778	10.937427	11.180774
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.137722	10.133970	10.311526	10.577900
	Lincoln Corporate Variable 4 - Band 2	10.504824	10.948341	10.938870	11.125026	11.406711
	Lincoln Corporate Variable 4 - Band 2/0.20%	9.670037	10.098475	10.109239	10.301392	10.582383
	Lincoln Corporate Variable 4 - Band 3	10.560982	11.028894	11.041362	11.251679	11.559664
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.151478	10.173123	10.377272	10.671988
	Lincoln Corporate Variable 4 - Band 4	10.589170	11.069393	11.092994	11.315603	11.636968
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.617426	11.110033	11.144861	11.379885	11.714783
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class
	Lincoln CVUL III Jumbo	11.698716	11.443279	10.503955	10.736678	13.008713
	Lincoln CVUL III Super Jumbo	11.583204	11.313300	10.369068	10.582917	12.803209
	Lincoln CVUL III Super Jumbo/0.15%	15.105852	14.783414	13.576706	13.884449	16.831004
	Lincoln CVUL III SC (Elite)	11.318090	11.015724	10.061027	10.232646	12.336231
	Lincoln CVUL III LC (Elite)	11.544955	11.270303	10.324493	10.532155	12.735432
	Lincoln CVUL III LC (Elite)/0.20%	15.089936	14.760453	13.548838	13.849023	16.779674
	Lincoln Corporate Variable 4 - Band 1	11.318090	11.015724	10.061027	10.232646	12.336231
	Lincoln Corporate Variable 4 - Band 1/0.35%		9.392535	8.608615	8.786157	10.629489
	Lincoln Corporate Variable 4 - Band 2	11.544954	11.270302	10.324492	10.532154	12.735431

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2013 to 2017 (continued)

Subaccount	Product(s)	2013	2014	2015	2016	2017
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.081886	10.839917	9.950120	10.170573	12.322812
	Lincoln Corporate Variable 4 - Band 3	11.697967	11.443028	10.503714	10.736433	13.008415
	Lincoln Corporate Variable 4 - Band 3/0.10%		9.405293	8.641900	8.842206	10.724053
	Lincoln Corporate Variable 4 - Band 4	11.776362	11.530759	10.594852	10.840424	13.147543
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.854507	11.618893	10.686521	10.945158	13.287839
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class
	Lincoln CVUL III Jumbo		10.097983	9.799472	9.911223	10.953671
	Lincoln CVUL III Super Jumbo		10.087861	9.774969	9.871623	10.893561
	Lincoln CVUL III Super Jumbo/0.15%		10.101359	9.807653	9.924457	10.973781
	Lincoln CVUL III SC (Elite)		10.064284	9.718035	9.779839	10.754582
	Lincoln CVUL III LC (Elite)		10.084489	9.766815	9.858458	10.873597
	Lincoln CVUL III LC (Elite)/0.20%		10.097983	9.799472	9.911223	10.953671
	Lincoln Corporate Variable 4 - Band 1		10.064284	9.718035	9.779839	10.754582
	Lincoln Corporate Variable 4 - Band 1/0.35%		9.923608	9.615811	9.710891	10.716189
	Lincoln Corporate Variable 4 - Band 2		10.084489	9.766815	9.858458	10.873597
	Lincoln Corporate Variable 4 - Band 2/0.20%		10.097983	9.799472	9.911223	10.953671
	Lincoln Corporate Variable 4 - Band 3		10.097983	9.799472	9.911223	10.953671
	Lincoln Corporate Variable 4 - Band 3/0.10%		9.937077	9.652975	9.772823	10.811517
	Lincoln Corporate Variable 4 - Band 4		10.104736	9.815840	9.937710	10.993928
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL		10.111474	9.832216	9.964242	11.034260
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class
	Lincoln CVUL	16.514337	17.334001	16.869593	17.593035	19.303902
	Lincoln CVUL/0.35%	13.209866	13.914126	13.588831	14.221254	15.658914
	Lincoln CVUL LC	16.947280	17.841872	17.416038	18.217470	20.049095
	Lincoln CVUL LC/0.20%	13.284538	14.013782	13.706706	14.366142	15.842184
	Lincoln CVUL III Jumbo	17.242173	18.188668	17.790109	18.645999	20.561774
	Lincoln CVUL III Super Jumbo	17.020518	17.927937	17.508803	18.323661	20.176043
	Lincoln CVUL III Super Jumbo/0.15%	12.288948	12.970023	12.692163	13.309440	14.684249
	Lincoln CVUL III SC (Elite)	16.514337	17.334001	16.869593	17.593035	19.303902
	Lincoln CVUL III LC (Elite)	16.947280	17.841872	17.416038	18.217470	20.049095
	Lincoln CVUL III LC (Elite)/0.20%	13.284538	14.013782	13.706706	14.366142	15.842184
	Lincoln Corporate Variable 4 - Band 1	16.514337	17.334001	16.869593	17.593035	19.303902
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.125600	9.888876	10.349103	11.395318
	Lincoln Corporate Variable 4 - Band 2	16.947139	17.841730	17.415830	18.218679	20.053583
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.364594	10.933413	10.693915	11.208399	12.360033
	Lincoln Corporate Variable 4 - Band 3	17.245710	18.192714	17.794148	18.650232	20.566441
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.139341	9.927098	10.415102	11.496683
	Lincoln Corporate Variable 4 - Band 4	17.391542	18.364590	17.980151	18.864033	20.823012
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	16.735541	17.689565	17.336589	18.207027	20.117878
LVIP Global Growth Allocation Managed Risk Fund - Standard Class
	Lincoln CVUL	15.695329	16.126402	15.422967	16.042745	18.421497
	Lincoln CVUL/0.35%	13.380209	13.795900	13.240400	13.820743	15.925638
	Lincoln CVUL LC	16.106765	16.598861	15.922533	16.612132	19.132590
	Lincoln CVUL LC/0.20%	13.455851	13.894719	13.355266	13.961564	16.112041
	Lincoln CVUL III Jumbo	16.387183	16.921657	16.264685	17.003064	19.622018
	Lincoln CVUL III Super Jumbo	16.176486	16.679051	16.007459	16.709086	19.253874
	Lincoln CVUL III Super Jumbo/0.15%	12.759305	13.182044	12.676599	13.258712	15.308578
	Lincoln CVUL III SC (Elite)	15.695329	16.126402	15.422967	16.042745	18.421497
	Lincoln CVUL III LC (Elite)	16.106765	16.598861	15.922533	16.612132	19.132590
	Lincoln CVUL III LC (Elite)/0.20%	13.455851	13.894719	13.355266	13.961564	16.112041
	Lincoln Corporate Variable 4 - Band 1	15.695329	16.126402	15.422967	16.042745	18.421497
	Lincoln Corporate Variable 4 - Band 1/0.35%		9.935460	9.535403	9.953352	11.469244
	Lincoln Corporate Variable 4 - Band 2	16.106539	16.598625	15.922253	16.612190	19.132412
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.531032	10.874465	10.452258	10.926776	12.609925
	Lincoln Corporate Variable 4 - Band 3	16.388339	16.922882	16.265865	17.004297	19.623441
	Lincoln Corporate Variable 4 - Band 3/0.10%		9.948946	9.572257	10.016824	11.571257
	Lincoln Corporate Variable 4 - Band 4	16.529170	17.085352	16.438462	17.201916	19.871349
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	15.442983	15.978587	15.388988	16.119807	18.639937

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2013 to 2017 (continued)

Subaccount	Product(s)	2013	2014	2015	2016	2017
LVIP Global Income Fund - Standard Class
	Lincoln CVUL III Jumbo	12.400854	12.616356	12.336630	12.374496	12.972766
	Lincoln CVUL III Super Jumbo	12.315197	12.510431	12.214713	12.233841	12.806092
	Lincoln CVUL III Super Jumbo/0.15%	10.404704	10.590811	10.361175	10.398174	10.906346
	Lincoln CVUL III SC (Elite)	12.117620	12.266713	11.934902	11.911830	12.425461
	Lincoln CVUL III LC (Elite)	12.286776	12.475320	12.174343	12.187313	12.751011
	Lincoln CVUL III LC (Elite)/0.20%	10.393736	10.574358	10.339907	10.371644	10.873082
	Lincoln Corporate Variable 4 - Band 1	12.117620	12.266713	11.934902	11.911830	12.425461
	Lincoln Corporate Variable 4 - Band 1/0.35%		9.929613	9.694900	9.710082	10.164281
	Lincoln Corporate Variable 4 - Band 2	12.286798	12.475323	12.174345	12.187315	12.751014
	Lincoln Corporate Variable 4 - Band 2/0.20%	9.761430	9.931066	9.710864	9.740664	10.211599
	Lincoln Corporate Variable 4 - Band 3	12.400854	12.616356	12.336630	12.374496	12.972766
	Lincoln Corporate Variable 4 - Band 3/0.10%		9.943089	9.732364	9.772002	10.254696
	Lincoln Corporate Variable 4 - Band 4	12.458291	12.687472	12.418582	12.469152	13.085083
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.516030	12.759025	12.501119	12.564591	13.198417
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class
	Lincoln CVUL	16.337849	16.896655	16.212674	16.798661	19.069879
	Lincoln CVUL/0.35%	13.282328	13.784788	13.273168	13.801116	15.721960
	Lincoln CVUL LC	16.765766	17.391303	16.737454	17.394500	19.805573
	Lincoln CVUL LC/0.20%	13.357416	13.883525	13.388315	13.941734	15.905977
	Lincoln CVUL III Jumbo	17.057970	17.729833	17.097429	17.804168	20.312588
	Lincoln CVUL III Super Jumbo	16.838664	17.475657	16.827051	17.496357	19.931507
	Lincoln CVUL III Super Jumbo/0.15%	12.588661	13.091036	12.630408	13.159074	15.020554
	Lincoln CVUL III SC (Elite)	16.337849	16.896655	16.212674	16.798661	19.069879
	Lincoln CVUL III LC (Elite)	16.765766	17.391303	16.737454	17.394500	19.805573
	Lincoln CVUL III LC (Elite)/0.20%	13.357416	13.883525	13.388315	13.941734	15.905977
	Lincoln Corporate Variable 4 - Band 1	16.337849	16.896655	16.212674	16.798661	19.069879
	Lincoln Corporate Variable 4 - Band 1/0.35%		9.976091	9.605830	9.987908	11.378029
	Lincoln Corporate Variable 4 - Band 2	16.766193	17.391748	16.737882	17.394926	19.807874
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.502061	10.915705	10.526500	10.961633	12.506016
	Lincoln Corporate Variable 4 - Band 3	17.057001	17.728990	17.096513	17.803214	20.311499
	Lincoln Corporate Variable 4 - Band 3/0.10%		9.989632	9.642955	10.051599	11.479231
	Lincoln Corporate Variable 4 - Band 4	17.205756	17.901333	17.280089	18.012376	20.570679
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	16.281426	16.956582	16.384527	17.095945	19.543611
LVIP Goldman Sachs Income Builder Fund - Standard Class
	Lincoln CVUL III Jumbo		10.071118	9.664107	10.506627	11.316835
	Lincoln CVUL III Super Jumbo		10.061024	9.639944	10.464655	11.254738
	Lincoln CVUL III Super Jumbo/0.15%		10.074485	9.672175	10.520655	11.337610
	Lincoln CVUL III SC (Elite)		10.037511	9.583799	10.367371	11.111167
	Lincoln CVUL III LC (Elite)		10.057662	9.631904	10.450702	11.234115
	Lincoln CVUL III LC (Elite)/0.20%		10.071118	9.664107	10.506627	11.316835
	Lincoln Corporate Variable 4 - Band 1		10.037511	9.583799	10.367371	11.111167
	Lincoln Corporate Variable 4 - Band 1/0.35%		9.836161	9.424492	10.230771	11.003196
	Lincoln Corporate Variable 4 - Band 2		10.057662	9.631904	10.450702	11.234115
	Lincoln Corporate Variable 4 - Band 2/0.20%		10.071118	9.664107	10.506627	11.316835
	Lincoln Corporate Variable 4 - Band 3		10.071118	9.664107	10.506627	11.316835
	Lincoln Corporate Variable 4 - Band 3/0.10%		9.849513	9.460918	10.296010	11.101068
	Lincoln Corporate Variable 4 - Band 4		10.077853	9.680249	10.534701	11.358423
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL		10.084588	9.696413	10.562842	11.400146
LVIP Government Money Market Fund - Standard Class
	Lincoln CVUL	12.226686	12.144533	12.062537	11.981852	11.947169
	Lincoln CVUL/0.35%	9.881133	9.849257	9.817088	9.785615	9.791519
	Lincoln CVUL LC	12.572292	12.525338	12.478150	12.431926	12.433184
	Lincoln CVUL LC/0.20%	9.936914	9.919622	9.902035	9.885104	9.905896
	Lincoln CVUL III Jumbo	11.545300	11.525209	11.504775	11.485105	11.509262
	Lincoln CVUL III Super Jumbo	11.325546	11.288891	11.251986	11.215911	11.222656
	Lincoln CVUL III Super Jumbo/0.15%	9.973814	9.961437	9.948750	9.936707	9.962587
	Lincoln CVUL III SC (Elite)	12.226686	12.144533	12.062537	11.981852	11.947169
	Lincoln CVUL III LC (Elite)	12.572292	12.525338	12.478150	12.431926	12.433184
	Lincoln CVUL III LC (Elite)/0.20%	9.936914	9.919622	9.902035	9.885104	9.905896

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2013 to 2017 (continued)

Subaccount	Product(s)	2013	2014	2015	2016	2017
	Lincoln Corporate Variable 4 - Band 1	10.915531	10.842152	10.768949	10.696917	10.665953
	Lincoln Corporate Variable 4 - Band 1/0.35%		9.982251	9.949618	9.917718	9.923682
	Lincoln Corporate Variable 4 - Band 2	11.260202	11.218148	11.175885	11.134479	11.135540
	Lincoln Corporate Variable 4 - Band 2/0.20%	9.988633	9.971266	9.953588	9.936569	9.957469
	Lincoln Corporate Variable 4 - Band 3	11.452461	11.432532	11.412262	11.392793	11.416757
	Lincoln Corporate Variable 4 - Band 3/0.10%		9.995816	9.988078	9.980976	10.011977
	Lincoln Corporate Variable 4 - Band 4	11.609264	11.600661	11.592348	11.583108	11.619088
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.406337	11.409284	11.411857	11.415153	11.462064
LVIP JPMorgan High Yield Fund - Standard Class
	Lincoln CVUL III Jumbo	13.659224	14.019514	13.440493	15.192757	16.189090
	Lincoln CVUL III Super Jumbo	13.585186	13.922627	13.327596	15.042571	16.005039
	Lincoln CVUL III Super Jumbo/0.15%	12.516781	12.853361	12.328668	13.942947	14.864746
	Lincoln CVUL III SC (Elite)	13.413985	13.699150	13.067839	14.697882	15.583676
	Lincoln CVUL III LC (Elite)	13.560595	13.890480	13.290174	14.992840	15.944154
	Lincoln CVUL III LC (Elite)/0.20%	12.503591	12.833399	12.303366	13.907380	14.819419
	Lincoln Corporate Variable 4 - Band 1	13.413985	13.699150	13.067839	14.697882	15.583676
	Lincoln Corporate Variable 4 - Band 1/0.35%		9.778642	9.360718	10.565241	11.241236
	Lincoln Corporate Variable 4 - Band 2	13.560230	13.891884	13.291131	14.993896	15.945707
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.082535	10.348483	9.921037	11.214615	11.950065
	Lincoln Corporate Variable 4 - Band 3	13.659224	14.019514	13.440493	15.192757	16.189090
	Lincoln Corporate Variable 4 - Band 3/0.10%		9.791913	9.396892	10.632605	11.341217
	Lincoln Corporate Variable 4 - Band 4	13.708806	14.084479	13.516302	15.293706	16.312945
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.758573	14.149750	13.592515	15.395342	16.437792
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class
	Lincoln CVUL III Jumbo	13.311157	14.362628	13.224779	14.519553	16.618742
	Lincoln CVUL III Super Jumbo	13.179703	14.199478	13.054946	14.311618	16.356205
	Lincoln CVUL III Super Jumbo/0.15%	15.019145	16.213637	14.936616	16.407185	18.788669
	Lincoln CVUL III SC (Elite)	12.878000	13.825958	12.667097	13.837937	15.759627
	Lincoln CVUL III LC (Elite)	13.136174	14.145507	12.998821	14.242970	16.269618
	Lincoln CVUL III LC (Elite)/0.20%	15.003319	16.188457	14.905960	16.365330	18.731376
	Lincoln Corporate Variable 4 - Band 1	12.878000	13.825958	12.667097	13.837937	15.759627
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.420390	9.580467	10.502685	12.003120
	Lincoln Corporate Variable 4 - Band 2	13.136179	14.145511	12.998825	14.242974	16.269623
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.020252	11.890761	10.948740	12.020677	13.758588
	Lincoln Corporate Variable 4 - Band 3	13.312905	14.365735	13.228961	14.524143	16.623996
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.434528	9.617496	10.569657	12.109881
	Lincoln Corporate Variable 4 - Band 4	13.399520	14.472435	13.339226	14.659850	16.796103
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.488055	14.582634	13.454249	14.801045	16.974623
LVIP Managed Risk Profile 2010 Fund - Standard Class
	Lincoln CVUL III Jumbo	13.159255	13.760555	13.512277	14.083388	15.409994
	Lincoln CVUL III Super Jumbo	13.029363	13.604308	13.338821	13.881768	15.166626
	Lincoln CVUL III Super Jumbo/0.15%	11.929930	12.481297	12.262230	12.786897	13.998373
	Lincoln CVUL III SC (Elite)	12.731243	13.246591	12.942696	13.422471	14.613600
	Lincoln CVUL III LC (Elite)	12.986351	13.552620	13.281498	13.815205	15.086359
	Lincoln CVUL III LC (Elite)/0.20%	11.917357	12.461910	12.237063	12.754275	13.955684
	Lincoln Corporate Variable 4 - Band 1	12.731243	13.246591	12.942696	13.422471	14.613600
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.069525	9.873019	10.274893	11.225908
	Lincoln Corporate Variable 4 - Band 2	12.986751	13.553352	13.282862	13.816624	15.087908
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.327261	10.799156	10.604309	11.052512	12.092695
	Lincoln Corporate Variable 4 - Band 3	13.159252	13.760552	13.512274	14.083384	15.409991
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.083191	9.911171	10.340409	11.325756
	Lincoln Corporate Variable 4 - Band 4	13.246567	13.865715	13.629164	14.219424	15.574405
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.334444	13.971663	13.747047	14.356757	15.740551
LVIP Managed Risk Profile 2020 Fund - Standard Class
	Lincoln CVUL III Jumbo	12.748610	13.281556	12.961928	13.512067	15.106899
	Lincoln CVUL III Super Jumbo	12.622766	13.130741	12.795529	13.318619	14.868311
	Lincoln CVUL III Super Jumbo/0.15%	12.147560	12.661709	12.363179	12.894349	14.423479
	Lincoln CVUL III SC (Elite)	12.333936	12.785461	12.415521	12.877938	14.326147
	Lincoln CVUL III LC (Elite)	12.581094	13.080851	12.740539	13.254754	14.789621

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2013 to 2017 (continued)

Subaccount	Product(s)	2013	2014	2015	2016	2017
	Lincoln CVUL III LC (Elite)/0.20%	12.134757	12.642042	12.337804	12.861454	14.379494
	Lincoln Corporate Variable 4 - Band 1	12.333936	12.785461	12.415521	12.877938	14.326147
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.022565	9.766701	10.165971	11.348835
	Lincoln Corporate Variable 4 - Band 2	12.581039	13.080759	12.740391	13.255043	14.789944
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.457850	10.895033	10.632838	11.085079	12.394233
	Lincoln Corporate Variable 4 - Band 3	12.748610	13.281556	12.960218	13.510284	15.104907
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.036168	9.804456	10.230806	11.449789
	Lincoln Corporate Variable 4 - Band 4	12.833201	13.383060	13.074060	13.642589	15.268081
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.918356	13.485341	13.187165	13.774376	15.430986
LVIP Managed Risk Profile 2030 Fund - Standard Class
	Lincoln CVUL III Jumbo	12.614955	13.113360	12.739054	13.185981	14.932034
	Lincoln CVUL III Super Jumbo	12.490424	12.964448	12.575509	12.997194	14.696198
	Lincoln CVUL III Super Jumbo/0.15%	12.388268	12.884158	12.522656	12.968472	14.693063
	Lincoln CVUL III SC (Elite)	12.204608	12.623525	12.202017	12.567128	14.160291
	Lincoln CVUL III LC (Elite)	12.449187	12.915187	12.521461	12.934867	14.618416
	Lincoln CVUL III LC (Elite)/0.20%	12.375212	12.864146	12.496953	12.935387	14.648256
	Lincoln Corporate Variable 4 - Band 1	12.204608	12.623525	12.202017	12.567128	14.160291
	Lincoln Corporate Variable 4 - Band 1/0.35%		9.998997	9.699022	10.024252	11.334631
	Lincoln Corporate Variable 4 - Band 2	12.446698	12.912797	12.519357	12.932688	14.615954
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.629394	11.049352	10.733961	11.110711	12.581969
	Lincoln Corporate Variable 4 - Band 3	12.614897	13.113316	12.738978	13.185902	14.931944
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.012568	9.736505	10.088174	11.435446
	Lincoln Corporate Variable 4 - Band 4	12.698664	13.213584	12.849263	13.313360	15.091355
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.782875	13.314517	12.960372	13.441913	15.252313
LVIP Managed Risk Profile 2040 Fund - Standard Class
	Lincoln CVUL III Jumbo	12.033705	12.427737	12.002980	12.435438	14.226101
	Lincoln CVUL III Super Jumbo	11.914903	12.286600	11.848874	12.257385	14.001403
	Lincoln CVUL III Super Jumbo/0.15%	12.591218	13.010009	12.571638	13.031096	14.914984
	Lincoln CVUL III SC (Elite)	11.642235	11.963478	11.496938	11.851774	13.490805
	Lincoln CVUL III LC (Elite)	11.875563	12.239911	11.797946	12.198602	13.927295
	Lincoln CVUL III LC (Elite)/0.20%	12.577949	12.989801	12.545835	12.997851	14.869500
	Lincoln Corporate Variable 4 - Band 1	11.642235	11.963478	11.496938	11.851774	13.490805
	Lincoln Corporate Variable 4 - Band 1/0.35%		9.921233	9.567776	9.897642	11.305909
	Lincoln Corporate Variable 4 - Band 2	11.876448	12.240840	11.798850	12.199529	13.928353
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.767874	11.120457	10.740381	11.127347	12.729650
	Lincoln Corporate Variable 4 - Band 3	12.018830	12.412080	11.987830	12.419741	14.208144
	Lincoln Corporate Variable 4 - Band 3/0.10%		9.934700	9.604753	9.960757	11.406469
	Lincoln Corporate Variable 4 - Band 4	12.113563	12.522727	12.106829	12.555574	14.377899
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.193869	12.618357	12.211494	12.676784	14.531218
LVIP Managed Risk Profile 2050 Fund - Standard Class
	Lincoln CVUL III Jumbo	11.237730	11.545122	11.090503	11.556917	13.506819
	Lincoln CVUL III Super Jumbo	11.192884	11.481812	11.013146	11.459112	13.372451
	Lincoln CVUL III Super Jumbo/0.15%	12.705464	13.059531	12.551556	13.085954	15.301482
	Lincoln CVUL III SC (Elite)	11.088936	11.335433	10.834736	11.234104	13.064098
	Lincoln CVUL III LC (Elite)	11.177975	11.460785	10.987480	11.426695	13.327960
	Lincoln CVUL III LC (Elite)/0.20%	12.692074	13.039246	12.525793	13.052568	15.254819
	Lincoln Corporate Variable 4 - Band 1	11.088936	11.335433	10.834736	11.234104	13.064098
	Lincoln Corporate Variable 4 - Band 1/0.35%		9.919225	9.514341	9.899615	11.552563
	Lincoln Corporate Variable 4 - Band 2	11.180977	11.463864	10.990431	11.429764	13.331539
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.915124	11.213691	10.772123	11.225147	13.119073
	Lincoln Corporate Variable 4 - Band 3	11.237730	11.545122	11.090503	11.556917	13.506819
	Lincoln Corporate Variable 4 - Band 3/0.10%		9.932690	9.551116	9.962744	11.655317
	Lincoln Corporate Variable 4 - Band 4	11.267727	11.587522	11.142375	11.622583	13.597147
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	11.297913	11.630189	11.194598	11.688735	13.688209
LVIP MFS International Growth Fund - Standard Class
	Lincoln CVUL III Jumbo	10.673199	10.114050	10.224285	10.373416	13.651116
	Lincoln CVUL III Super Jumbo	10.567809	9.999165	10.092991	10.224864	13.435480
	Lincoln CVUL III Super Jumbo/0.15%	13.915819	13.193393	13.343864	13.545265	17.834083
	Lincoln CVUL III SC (Elite)	10.325927	9.736146	9.793155	9.886458	12.945474

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2013 to 2017 (continued)

Subaccount	Product(s)	2013	2014	2015	2016	2017
	Lincoln CVUL III LC (Elite)	10.532911	9.961160	10.049602	10.175821	13.364361
	Lincoln CVUL III LC (Elite)/0.20%	13.901157	13.172902	13.316476	13.510709	17.779703
	Lincoln Corporate Variable 4 - Band 1	10.325927	9.736146	9.793155	9.886458	12.945474
	Lincoln Corporate Variable 4 - Band 1/0.35%		9.222781	9.309322	9.430956	12.392284
	Lincoln Corporate Variable 4 - Band 2	10.532908	9.961105	10.049546	10.175760	13.364279
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.590571	10.035751	10.145133	10.293110	13.545436
	Lincoln Corporate Variable 4 - Band 3	10.668481	10.109559	10.219937	10.369006	13.645313
	Lincoln Corporate Variable 4 - Band 3/0.10%		9.235308	9.345311	9.491104	12.502502
	Lincoln Corporate Variable 4 - Band 4	10.744041	10.191372	10.312758	10.473648	13.796799
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.815417	10.269345	10.402178	10.575025	13.944258
LVIP MFS Value Fund - Standard Class
	Lincoln CVUL III Jumbo	13.994363	15.433702	15.319456	17.438722	20.471911
	Lincoln CVUL III Super Jumbo	13.856203	15.258433	15.122777	17.189044	20.148580
	Lincoln CVUL III Super Jumbo/0.15%	16.582539	18.297220	18.170862	20.694927	24.306623
	Lincoln CVUL III SC (Elite)	13.539108	14.857167	14.673618	16.620268	19.413851
	Lincoln CVUL III LC (Elite)	13.810454	15.200453	15.057780	17.106615	20.041941
	Lincoln CVUL III LC (Elite)/0.20%	16.565071	18.268811	18.133578	20.642145	24.233035
	Lincoln Corporate Variable 4 - Band 1	13.539108	14.857167	14.673618	16.620268	19.413851
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.576561	10.482530	11.914787	13.966224
	Lincoln Corporate Variable 4 - Band 2	13.810548	15.200558	15.057885	17.106633	20.041258
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.716126	12.921148	12.825500	14.599757	17.139151
	Lincoln Corporate Variable 4 - Band 3	13.994382	15.433692	15.319465	17.438732	20.471923
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.590911	10.523031	11.990749	14.090423
	Lincoln Corporate Variable 4 - Band 4	14.087233	15.551665	15.451995	17.607185	20.690338
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	14.180813	15.670632	15.585779	17.777391	20.911238
LVIP Mondrian International Value Fund - Standard Class
	Lincoln CVUL III Jumbo	27.403543	26.654468	25.592748	26.566055	32.170764
	Lincoln CVUL III Super Jumbo	25.104174	24.381337	23.375049	24.227655	29.295081
	Lincoln CVUL III Super Jumbo/0.15%	13.690574	13.323005	12.798716	13.292101	16.104415
	Lincoln CVUL III SC (Elite)	23.980196	23.208315	22.172644	22.901114	27.594400
	Lincoln CVUL III LC (Elite)	24.888180	24.159459	23.150742	23.983174	28.984979
	Lincoln CVUL III LC (Elite)/0.20%	13.676148	13.302311	12.772443	13.258188	16.055305
	Lincoln Corporate Variable 4 - Band 1	21.815002	21.112814	20.170656	20.833351	25.102876
	Lincoln Corporate Variable 4 - Band 1/0.35%		8.954687	8.585102	8.898243	10.759389
	Lincoln Corporate Variable 4 - Band 2	22.511940	21.852812	20.941270	21.697768	26.222947
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.145193	10.840540	10.408732	10.804582	13.084053
	Lincoln Corporate Variable 4 - Band 3	19.035331	18.515001	17.777497	18.453583	22.346783
	Lincoln Corporate Variable 4 - Band 3/0.10%		8.966854	8.618299	8.955005	10.855106
	Lincoln Corporate Variable 4 - Band 4	22.614634	22.018480	21.162591	21.989390	26.655161
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	15.073790	14.691114	14.134186	14.701084	17.838225
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class
	Lincoln CVUL III Jumbo		9.977671	9.283553	9.811581	11.810166
	Lincoln CVUL III Super Jumbo		9.967670	9.260338	9.772380	11.745362
	Lincoln CVUL III Super Jumbo/0.15%		9.981007	9.291304	9.824683	11.831847
	Lincoln CVUL III SC (Elite)		9.944372	9.206394	9.681518	11.595530
	Lincoln CVUL III LC (Elite)		9.964338	9.252613	9.759348	11.723839
	Lincoln CVUL III LC (Elite)/0.20%		9.977671	9.283553	9.811581	11.810166
	Lincoln Corporate Variable 4 - Band 1		9.944372	9.206394	9.681518	11.595530
	Lincoln Corporate Variable 4 - Band 1/0.35%		9.695974	9.007922	9.506007	11.425210
	Lincoln Corporate Variable 4 - Band 2		9.964338	9.252613	9.759348	11.723839
	Lincoln Corporate Variable 4 - Band 2/0.20%		9.977671	9.283553	9.811581	11.810166
	Lincoln Corporate Variable 4 - Band 3		9.977671	9.283553	9.811581	11.810166
	Lincoln Corporate Variable 4 - Band 3/0.10%		9.709138	9.042746	9.566636	11.526839
	Lincoln Corporate Variable 4 - Band 4		9.984344	9.299062	9.837802	11.853567
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL		9.991016	9.314621	9.864107	11.897186
LVIP PIMCO Low Duration Bond Fund - Standard Class
	Lincoln CVUL III Jumbo		10.006684	10.153300	10.399277	10.552908
	Lincoln CVUL III Super Jumbo		9.996655	10.127923	10.357738	10.495003
	Lincoln CVUL III Super Jumbo/0.15%		10.010029	10.161774	10.413161	10.572282

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2013 to 2017 (continued)

Subaccount	Product(s)	2013	2014	2015	2016	2017
	Lincoln CVUL III SC (Elite)		9.973291	10.068953	10.261456	10.361120
	Lincoln CVUL III LC (Elite)		9.993314	10.119476	10.343928	10.475771
	Lincoln CVUL III LC (Elite)/0.20%		10.006684	10.153300	10.399277	10.552908
	Lincoln Corporate Variable 4 - Band 1		9.973291	10.068953	10.261456	10.361120
	Lincoln Corporate Variable 4 - Band 1/0.35%		9.997065	10.128340	10.358165	10.495435
	Lincoln Corporate Variable 4 - Band 2		9.993314	10.119476	10.343928	10.475771
	Lincoln Corporate Variable 4 - Band 2/0.20%		10.006684	10.153300	10.399277	10.552908
	Lincoln Corporate Variable 4 - Band 3		10.006684	10.153300	10.399277	10.552908
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.010632	10.167469	10.424207	10.588789
	Lincoln Corporate Variable 4 - Band 4		10.013375	10.170254	10.427062	10.591689
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL		10.020082	10.187249	10.454934	10.630626
LVIP SSGA Bond Index Fund - Standard Class
	Lincoln CVUL III Jumbo	12.307310	12.989425	12.996177	13.265539	13.660550
	Lincoln CVUL III Super Jumbo	12.203721	12.860794	12.848194	13.094836	13.464556
	Lincoln CVUL III Super Jumbo/0.15%	10.161259	10.729795	10.740741	10.968837	11.301107
	Lincoln CVUL III SC (Elite)	11.965389	12.565583	12.509416	12.705018	13.018097
	Lincoln CVUL III LC (Elite)	12.169486	12.818307	12.799348	13.038532	13.399962
	Lincoln CVUL III LC (Elite)/0.20%	10.150548	10.713127	10.718696	10.940854	11.266643
	Lincoln Corporate Variable 4 - Band 1	11.965389	12.565583	12.509416	12.705018	13.018097
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.218463	10.208452	10.404419	10.698178
	Lincoln Corporate Variable 4 - Band 2	12.169433	12.818251	12.799292	13.038476	13.399906
	Lincoln Corporate Variable 4 - Band 2/0.20%	9.693642	10.230899	10.234907	10.446869	10.757948
	Lincoln Corporate Variable 4 - Band 3	12.306267	12.988258	12.995122	13.264462	13.659441
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.232327	10.247846	10.470755	10.793321
	Lincoln Corporate Variable 4 - Band 4	12.376857	13.075893	13.095779	13.380574	13.792794
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.446792	13.162930	13.196136	13.496602	13.926312
LVIP SSGA Conservative Index Allocation Fund - Standard Class
	Lincoln CVUL III Jumbo	12.639317	13.210652	13.059798	13.686096	15.122344
	Lincoln CVUL III Super Jumbo	12.575498	13.124248	12.954930	13.555858	14.955997
	Lincoln CVUL III Super Jumbo/0.15%	11.859439	12.401720	12.266235	12.860905	14.217658
	Lincoln CVUL III SC (Elite)	12.427836	12.924829	12.713501	13.256764	14.574931
	Lincoln CVUL III LC (Elite)	12.554297	13.095573	12.920162	13.512721	14.900955
	Lincoln CVUL III LC (Elite)/0.20%	11.846941	12.382457	12.241060	12.828095	14.174302
	Lincoln Corporate Variable 4 - Band 1	12.427836	12.924829	12.713501	13.256764	14.574931
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.062207	9.932393	10.393117	11.466587
	Lincoln Corporate Variable 4 - Band 2	12.554297	13.095573	12.920162	13.512721	14.900955
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.229088	10.691473	10.569386	11.076260	12.238584
	Lincoln Corporate Variable 4 - Band 3	12.639317	13.210652	13.059798	13.686096	15.122344
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.075863	9.970773	10.459384	11.568571
	Lincoln Corporate Variable 4 - Band 4	12.682043	13.268569	13.130180	13.773616	15.234267
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.724967	13.326798	13.200997	13.861753	15.347083
LVIP SSGA Conservative Structured Allocation Fund - Standard Class
	Lincoln CVUL III Jumbo	12.545291	13.213568	12.941828	13.799359	15.107076
	Lincoln CVUL III Super Jumbo	12.481945	13.127145	12.837908	13.668043	14.940896
	Lincoln CVUL III Super Jumbo/0.15%	11.810869	12.446245	12.196383	13.011022	14.251152
	Lincoln CVUL III SC (Elite)	12.335378	12.927681	12.598656	13.366473	14.560212
	Lincoln CVUL III LC (Elite)	12.460901	13.098463	12.803453	13.624549	14.885910
	Lincoln CVUL III LC (Elite)/0.20%	11.798421	12.426913	12.171351	12.977830	14.207693
	Lincoln Corporate Variable 4 - Band 1	12.335378	12.927681	12.598656	13.366473	14.560212
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.085677	9.863454	10.501253	11.479195
	Lincoln Corporate Variable 4 - Band 2	12.460908	13.098491	12.803471	13.624567	14.885929
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.281362	10.829041	10.606340	11.309110	12.380826
	Lincoln Corporate Variable 4 - Band 3	12.545291	13.213568	12.941828	13.799359	15.107076
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.099365	9.901568	10.568208	11.581291
	Lincoln Corporate Variable 4 - Band 4	12.587699	13.271499	13.011576	13.887603	15.218888
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	12.630409	13.329839	13.081864	13.976587	15.331717
LVIP SSGA Developed International 150 Fund - Standard Class
	Lincoln CVUL III Jumbo	10.388039	10.461680	9.992085	10.942212	13.494992
	Lincoln CVUL III Super Jumbo	10.300539	10.358005	9.878226	10.801322	13.301281

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2013 to 2017 (continued)

Subaccount	Product(s)	2013	2014	2015	2016	2017
	Lincoln CVUL III Super Jumbo/0.15%	14.171147	14.278747	13.644640	14.949550	18.446442
	Lincoln CVUL III SC (Elite)	10.099225	10.120073	9.617570	10.479590	12.860027
	Lincoln CVUL III LC (Elite)	10.271536	10.323676	9.840561	10.754763	13.237330
	Lincoln CVUL III LC (Elite)/0.20%	14.156214	14.256567	13.616631	14.911409	18.390176
	Lincoln Corporate Variable 4 - Band 1	10.099225	10.120073	9.617570	10.479590	12.860027
	Lincoln Corporate Variable 4 - Band 1/0.35%		9.156359	8.732240	9.548247	11.758182
	Lincoln Corporate Variable 4 - Band 2	10.271536	10.323676	9.840561	10.754763	13.237330
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.487424	11.568859	11.049556	12.100236	14.906468
	Lincoln Corporate Variable 4 - Band 3	10.381985	10.452456	9.983278	10.932567	13.483097
	Lincoln Corporate Variable 4 - Band 3/0.10%		9.168798	8.766004	9.609144	11.862772
	Lincoln Corporate Variable 4 - Band 4	10.446784	10.531371	10.068722	11.037155	13.625685
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.505934	10.601598	10.146007	11.133001	13.757757
LVIP SSGA Emerging Markets 100 Fund - Standard Class
	Lincoln CVUL III Jumbo	13.900127	13.404831	11.098345	12.785734	15.800838
	Lincoln CVUL III Super Jumbo	13.785853	13.274694	10.974102	12.623669	15.577195
	Lincoln CVUL III Super Jumbo/0.15%	11.220848	10.826436	8.968088	10.336755	12.780729
	Lincoln CVUL III SC (Elite)	13.522850	12.975927	10.689579	12.253456	15.067585
	Lincoln CVUL III LC (Elite)	13.748168	13.231786	10.933154	12.570285	15.503575
	Lincoln CVUL III LC (Elite)/0.20%	11.209016	10.809593	8.949663	10.310364	12.741633
	Lincoln Corporate Variable 4 - Band 1	13.522850	12.975927	10.689579	12.253456	15.067585
	Lincoln Corporate Variable 4 - Band 1/0.35%		9.470843	7.829484	9.006369	11.113565
	Lincoln Corporate Variable 4 - Band 2	13.748400	13.232009	10.933339	12.570497	15.503836
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.264444	9.898697	8.196083	9.442476	11.669185
	Lincoln Corporate Variable 4 - Band 3	13.900345	13.405049	11.098526	12.785942	15.801095
	Lincoln Corporate Variable 4 - Band 3/0.10%		9.483700	7.859766	9.063813	11.212418
	Lincoln Corporate Variable 4 - Band 4	13.976835	13.492297	11.181954	12.894931	15.951714
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	14.055028	13.581360	11.267043	13.006042	16.105247
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class
	Lincoln CVUL	14.348220	14.814135	13.751672	14.423721	16.445040
	Lincoln CVUL/0.35%	12.785245	13.246691	12.339780	12.988192	14.860231
	Lincoln CVUL LC	14.724486	15.248296	14.197245	14.935793	17.080010
	Lincoln CVUL LC/0.20%	12.857526	13.341578	12.446836	13.120533	15.034168
	Lincoln CVUL III Jumbo	14.980752	15.544738	14.502243	15.287190	17.516833
	Lincoln CVUL III Super Jumbo	14.788121	15.321854	14.272871	15.022860	17.188163
	Lincoln CVUL III Super Jumbo/0.15%	12.510470	12.987949	12.122986	12.785543	14.657642
	Lincoln CVUL III SC (Elite)	14.348220	14.814135	13.751672	14.423721	16.445040
	Lincoln CVUL III LC (Elite)	14.724486	15.248296	14.197245	14.935793	17.080010
	Lincoln CVUL III LC (Elite)/0.20%	12.857526	13.341578	12.446836	13.120533	15.034168
	Lincoln Corporate Variable 4 - Band 1	14.348220	14.814135	13.751672	14.423721	16.445040
	Lincoln Corporate Variable 4 - Band 1/0.35%		9.966481	9.284144	9.771993	11.180468
	Lincoln Corporate Variable 4 - Band 2	14.724547	15.248356	14.197286	14.935837	17.077465
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.470164	10.864345	10.135722	10.684324	12.242610
	Lincoln Corporate Variable 4 - Band 3	14.976610	15.540384	14.498163	15.282890	17.511905
	Lincoln Corporate Variable 4 - Band 3/0.10%		9.980009	9.320026	9.834307	11.279913
	Lincoln Corporate Variable 4 - Band 4	15.110563	15.695123	14.657200	15.465987	17.739429
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.838606	14.388341	13.450286	14.206670	16.311284
LVIP SSGA International Index Fund - Standard Class
	Lincoln CVUL III Jumbo	10.092814	9.484176	9.350004	9.424223	11.727592
	Lincoln CVUL III Super Jumbo	10.007812	9.390197	9.243471	9.302884	11.559259
	Lincoln CVUL III Super Jumbo/0.15%	14.758215	13.875175	13.685728	13.801260	17.183000
	Lincoln CVUL III SC (Elite)	9.812246	9.174514	8.999586	9.025796	11.175812
	Lincoln CVUL III LC (Elite)	9.979637	9.359078	9.208230	9.262786	11.503682
	Lincoln CVUL III LC (Elite)/0.20%	14.742666	13.853623	13.657636	13.766049	17.130602
	Lincoln Corporate Variable 4 - Band 1	9.812246	9.174514	8.999586	9.025796	11.175812
	Lincoln Corporate Variable 4 - Band 1/0.35%		9.015657	8.874783	8.931826	11.098203
	Lincoln Corporate Variable 4 - Band 2	9.979593	9.361128	9.210245	9.265096	11.506555
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.085685	10.417199	10.269822	10.351354	12.881331
	Lincoln Corporate Variable 4 - Band 3	10.092860	9.484218	9.350043	9.424262	11.727641
	Lincoln Corporate Variable 4 - Band 3/0.10%		9.027906	8.909094	8.988785	11.196918

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2013 to 2017 (continued)

Subaccount	Product(s)	2013	2014	2015	2016	2017
	Lincoln Corporate Variable 4 - Band 4	10.149882	9.547351	9.421706	9.505993	11.841173
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.207250	9.610925	9.493938	9.588451	11.955827
LVIP SSGA International Managed Volatility Fund - Standard Class
	Lincoln CVUL III Jumbo				10.158480	12.598419
	Lincoln CVUL III Super Jumbo				10.156233	12.576769
	Lincoln CVUL III Super Jumbo/0.15%				10.159229	12.605644
	Lincoln CVUL III SC (Elite)				10.150993	12.526396
	Lincoln CVUL III LC (Elite)				10.155485	12.569560
	Lincoln CVUL III LC (Elite)/0.20%				10.158480	12.598419
	Lincoln Corporate Variable 4 - Band 1				10.150993	12.526396
	Lincoln Corporate Variable 4 - Band 1/0.35%				10.156233	12.576769
	Lincoln Corporate Variable 4 - Band 2				10.155485	12.569560
	Lincoln Corporate Variable 4 - Band 2/0.20%				10.158480	12.598419
	Lincoln Corporate Variable 4 - Band 3				10.158480	12.598419
	Lincoln Corporate Variable 4 - Band 3/0.10%				10.159978	12.612873
	Lincoln Corporate Variable 4 - Band 4				10.159978	12.612873
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL				10.161479	12.627357
LVIP SSGA Large Cap 100 Fund - Standard Class
	Lincoln CVUL III Jumbo	15.991228	18.628410	17.722909	21.495089	25.476229
	Lincoln CVUL III Super Jumbo	15.856584	18.443884	17.521040	21.218422	25.110650
	Lincoln CVUL III Super Jumbo/0.15%	15.928275	18.564351	17.670801	21.442602	25.426722
	Lincoln CVUL III SC (Elite)	15.546801	18.020394	17.058902	20.586625	24.277893
	Lincoln CVUL III LC (Elite)	15.811954	18.382782	17.454262	21.126992	24.989959
	Lincoln CVUL III LC (Elite)/0.20%	15.911494	18.535526	17.634540	21.387912	25.349292
	Lincoln Corporate Variable 4 - Band 1	15.546801	18.020394	17.058902	20.586625	24.277893
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.771895	10.232921	12.392326	14.665528
	Lincoln Corporate Variable 4 - Band 2	15.811954	18.382782	17.454262	21.126992	24.989959
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.621465	13.538011	12.879947	15.621341	18.514710
	Lincoln Corporate Variable 4 - Band 3	15.989832	18.626785	17.721358	21.493208	25.473999
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.786509	10.272463	12.471333	14.795947
	Lincoln Corporate Variable 4 - Band 4	16.081626	18.752451	17.858778	21.681535	25.722898
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	16.172411	18.877175	17.995553	21.869432	25.971762
LVIP SSGA Mid-Cap Index Fund - Standard Class
	Lincoln CVUL III Jumbo		10.125864	9.855200	11.833286	13.682247
	Lincoln CVUL III Super Jumbo		10.121118	9.835812	11.792319	13.614453
	Lincoln CVUL III Super Jumbo/0.15%		10.127446	9.861671	11.846973	13.704920
	Lincoln CVUL III SC (Elite)		10.110055	9.790723	11.697281	13.457568
	Lincoln CVUL III LC (Elite)		10.119537	9.829358	11.778695	13.591929
	Lincoln CVUL III LC (Elite)/0.20%		10.125864	9.855200	11.833286	13.682247
	Lincoln Corporate Variable 4 - Band 1		10.110055	9.790723	11.697281	13.457568
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.121118	9.835812	11.792319	13.614453
	Lincoln Corporate Variable 4 - Band 2		10.119537	9.829407	11.778649	13.591876
	Lincoln Corporate Variable 4 - Band 2/0.20%		10.125864	9.855199	11.833315	13.682285
	Lincoln Corporate Variable 4 - Band 3		10.125864	9.855200	11.833247	13.682202
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.129028	9.868146	11.860676	13.727630
	Lincoln Corporate Variable 4 - Band 4		10.129028	9.868146	11.860676	13.727632
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL		10.132194	9.881185	11.888220	13.773269
LVIP SSGA Moderate Index Allocation Fund - Standard Class
	Lincoln CVUL III Jumbo	13.665482	14.240178	14.001976	14.902639	17.037157
	Lincoln CVUL III Super Jumbo	13.596480	14.147038	13.889538	14.760819	16.849746
	Lincoln CVUL III Super Jumbo/0.15%	12.888194	13.436918	13.218763	14.076079	16.100252
	Lincoln CVUL III SC (Elite)	13.436825	13.932070	13.630678	14.435129	16.420424
	Lincoln CVUL III LC (Elite)	13.573557	14.116127	13.852260	14.713847	16.787734
	Lincoln CVUL III LC (Elite)/0.20%	12.874612	13.416049	13.191633	14.040171	16.051157
	Lincoln Corporate Variable 4 - Band 1	13.436825	13.932070	13.630678	14.435129	16.420424
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.012711	9.830463	10.447121	11.925580
	Lincoln Corporate Variable 4 - Band 2	13.573557	14.116127	13.852260	14.713847	16.787734
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.562160	11.006347	10.822239	11.518368	13.168154
	Lincoln Corporate Variable 4 - Band 3	13.665482	14.240178	14.001976	14.902639	17.037157

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2013 to 2017 (continued)

Subaccount	Product(s)	2013	2014	2015	2016	2017
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.026301	9.868453	10.513735	12.031646
	Lincoln Corporate Variable 4 - Band 4	13.711678	14.302612	14.077440	14.997941	17.163254
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.758083	14.365376	14.153368	15.093913	17.290352
LVIP SSGA Moderate Structured Allocation Fund - Standard Class
	Lincoln CVUL III Jumbo	13.514749	14.237363	13.826259	15.077870	17.025815
	Lincoln CVUL III Super Jumbo	13.446507	14.144241	13.715231	14.934383	16.838526
	Lincoln CVUL III Super Jumbo/0.15%	12.788515	13.479036	13.096377	14.289055	16.143157
	Lincoln CVUL III SC (Elite)	13.288609	13.929315	13.459616	14.604864	16.409487
	Lincoln CVUL III LC (Elite)	13.423836	14.113336	13.678420	14.886858	16.776555
	Lincoln CVUL III LC (Elite)/0.20%	12.775038	13.458101	13.069498	14.252604	16.093931
	Lincoln Corporate Variable 4 - Band 1	13.288609	13.929315	13.459616	14.604864	16.409487
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.047370	9.742622	10.608648	11.961257
	Lincoln Corporate Variable 4 - Band 2	13.423836	14.113336	13.678420	14.886858	16.776555
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.632185	11.200673	10.877253	11.861907	13.394375
	Lincoln Corporate Variable 4 - Band 3	13.514749	14.237363	13.826259	15.077870	17.025815
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.061007	9.780273	10.676290	12.067641
	Lincoln Corporate Variable 4 - Band 4	13.560436	14.299785	13.900776	15.174292	17.151829
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.606357	14.362556	13.975771	15.271415	17.278897
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class
	Lincoln CVUL III Jumbo	14.022832	14.555828	14.231081	15.248930	17.801230
	Lincoln CVUL III Super Jumbo	13.952024	14.460620	14.116798	15.103810	17.605410
	Lincoln CVUL III Super Jumbo/0.15%	13.321485	13.834740	13.532847	14.508005	16.944758
	Lincoln CVUL III SC (Elite)	13.788189	14.240878	13.853690	14.770543	17.156828
	Lincoln CVUL III LC (Elite)	13.928500	14.429022	14.078908	15.055745	17.540617
	Lincoln CVUL III LC (Elite)/0.20%	13.307448	13.813252	13.505072	14.470995	16.893088
	Lincoln Corporate Variable 4 - Band 1	13.788189	14.240878	13.853690	14.770543	17.156828
	Lincoln Corporate Variable 4 - Band 1/0.35%		9.975816	9.738627	10.419528	12.145284
	Lincoln Corporate Variable 4 - Band 2	13.928500	14.429022	14.078908	15.055745	17.540617
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.713729	11.120949	10.872836	11.650493	13.600502
	Lincoln Corporate Variable 4 - Band 3	14.022832	14.555828	14.231081	15.248930	17.801230
	Lincoln Corporate Variable 4 - Band 3/0.10%		9.989357	9.776265	10.485968	12.253304
	Lincoln Corporate Variable 4 - Band 4	14.070237	14.619648	14.307783	15.346449	17.932984
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	14.118052	14.684008	14.385150	15.444867	18.066031
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class
	Lincoln CVUL III Jumbo	14.079437	14.793056	14.249629	15.711410	18.015631
	Lincoln CVUL III Super Jumbo	14.008342	14.696297	14.135198	15.561891	17.817452
	Lincoln CVUL III Super Jumbo/0.15%	13.199304	13.875248	13.372225	14.751368	16.923245
	Lincoln CVUL III SC (Elite)	13.843844	14.472976	13.871747	15.218519	17.363466
	Lincoln CVUL III LC (Elite)	13.984723	14.664184	14.097258	15.512368	17.751878
	Lincoln CVUL III LC (Elite)/0.20%	13.185394	13.853699	13.344780	14.713737	16.871641
	Lincoln Corporate Variable 4 - Band 1	13.843844	14.472976	13.871747	15.218519	17.363466
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.021813	9.639184	10.612086	12.150216
	Lincoln Corporate Variable 4 - Band 2	13.984723	14.664184	14.097265	15.512380	17.751891
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.806715	11.354455	10.937347	12.059350	13.827969
	Lincoln Corporate Variable 4 - Band 3	14.079437	14.793056	14.249629	15.711410	18.015631
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.035415	9.676437	10.679751	12.258279
	Lincoln Corporate Variable 4 - Band 4	14.127034	14.857915	14.326431	15.811886	18.148972
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	14.174322	14.922560	14.403172	15.912479	18.282698
LVIP SSGA S&P 500 Index Fund - Standard Class
	Lincoln CVUL	16.096688	18.130542	18.215119	20.214664	24.404472
	Lincoln CVUL/0.35%	16.667203	18.838945	18.993200	21.152024	25.625577
	Lincoln CVUL LC	16.520729	18.664055	18.807470	20.934718	25.352529
	Lincoln CVUL LC/0.20%	16.761416	18.973865	19.157946	21.367506	25.925461
	Lincoln CVUL III Jumbo	16.808139	19.026756	19.211349	21.427068	25.997729
	Lincoln CVUL III Super Jumbo	16.592018	18.753964	18.907523	21.056608	25.509981
	Lincoln CVUL III Super Jumbo/0.15%	16.079151	18.210643	18.396517	20.528515	24.919949
	Lincoln CVUL III SC (Elite)	16.096688	18.130542	18.215119	20.214664	24.404472
	Lincoln CVUL III LC (Elite)	16.520729	18.664055	18.807470	20.934718	25.352529
	Lincoln CVUL III LC (Elite)/0.20%	16.761416	18.973865	19.157946	21.367506	25.925461

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2013 to 2017 (continued)

Subaccount	Product(s)	2013	2014	2015	2016	2017
	Lincoln Corporate Variable 4 - Band 1	16.098474	18.132554	18.217140	20.216907	24.407179
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.707370	10.795043	12.022040	14.564644
	Lincoln Corporate Variable 4 - Band 2	16.520649	18.663963	18.807377	20.934616	25.349522
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.559549	13.085369	13.212320	14.736148	17.879551
	Lincoln Corporate Variable 4 - Band 3	16.809354	19.028131	19.212737	21.428617	25.999608
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.721897	10.836734	12.098659	14.694131
	Lincoln Corporate Variable 4 - Band 4	16.953781	19.210817	19.416606	21.677652	26.328059
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	16.533100	18.752869	18.972719	21.203259	25.777640
LVIP SSGA Small-Cap Index Fund - Standard Class
	Lincoln CVUL III Jumbo	14.622948	15.275902	14.526584	17.495287	19.941117
	Lincoln CVUL III Super Jumbo	14.478557	15.102391	14.340046	17.244759	19.626112
	Lincoln CVUL III Super Jumbo/0.15%	16.848184	17.609305	16.753907	20.187877	23.021634
	Lincoln CVUL III SC (Elite)	14.150245	14.708358	13.917079	16.677680	18.914425
	Lincoln CVUL III LC (Elite)	14.430872	15.045127	14.277639	17.161951	19.521354
	Lincoln CVUL III LC (Elite)/0.20%	16.830434	17.581949	16.719507	20.136367	22.951413
	Lincoln Corporate Variable 4 - Band 1	14.147162	14.705154	13.914047	16.674046	18.910304
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.373437	9.849801	11.844972	13.480660
	Lincoln Corporate Variable 4 - Band 2	14.430757	15.045006	14.278411	17.162063	19.522237
	Lincoln Corporate Variable 4 - Band 2/0.20%	12.164236	12.707914	12.084568	14.554191	16.588858
	Lincoln Corporate Variable 4 - Band 3	14.620696	15.273562	14.524350	17.492596	19.938050
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.387518	9.887876	11.920502	13.600571
	Lincoln Corporate Variable 4 - Band 4	14.720006	15.392681	14.652288	17.664323	20.153921
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	14.817704	15.510347	14.779074	17.834980	20.368985
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class
	Lincoln CVUL III Jumbo	19.368144	20.160618	18.744468	24.335600	25.824189
	Lincoln CVUL III Super Jumbo	19.205062	19.960896	18.530940	24.022353	25.453573
	Lincoln CVUL III Super Jumbo/0.15%	15.977979	16.640057	15.478946	20.106073	21.346616
	Lincoln CVUL III SC (Elite)	18.829853	19.502534	18.042112	23.307029	24.609348
	Lincoln CVUL III LC (Elite)	19.151007	19.894763	18.460305	23.918838	25.331222
	Lincoln CVUL III LC (Elite)/0.20%	15.961147	16.614218	15.447180	20.054789	21.281524
	Lincoln Corporate Variable 4 - Band 1	18.829853	19.502534	18.042112	23.307029	24.609348
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.285935	9.549072	12.378820	13.116334
	Lincoln Corporate Variable 4 - Band 2	19.151164	19.894884	18.460392	23.918949	25.331340
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.956341	12.445552	11.571321	15.022858	15.941779
	Lincoln Corporate Variable 4 - Band 3	19.369306	20.161823	18.745589	24.337055	25.825733
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.299897	9.585986	12.457750	13.233009
	Lincoln Corporate Variable 4 - Band 4	19.477634	20.294873	18.888184	24.546694	26.074256
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	19.587726	20.430006	19.032987	24.760588	26.327781
LVIP T. Rowe Price Growth Stock Fund - Standard Class
	Lincoln CVUL III Jumbo	15.564210	16.886530	18.660882	18.883095	25.195351
	Lincoln CVUL III Super Jumbo	15.410561	16.694769	18.421319	18.612744	24.797444
	Lincoln CVUL III Super Jumbo/0.15%	16.925445	18.372597	20.313253	20.565421	27.453753
	Lincoln CVUL III SC (Elite)	15.057917	16.255748	17.874224	17.996873	23.893250
	Lincoln CVUL III LC (Elite)	15.359736	16.631392	18.342214	18.523554	24.666904
	Lincoln CVUL III LC (Elite)/0.20%	16.907617	18.344102	20.271612	20.513030	27.370130
	Lincoln Corporate Variable 4 - Band 1	15.057917	16.255748	17.874224	17.996873	23.893250
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.787129	11.902719	12.026406	16.022578
	Lincoln Corporate Variable 4 - Band 2	15.354424	16.625639	18.335993	18.519014	24.655966
	Lincoln Corporate Variable 4 - Band 2/0.20%		10.795910	11.930291	12.072355	16.107912
	Lincoln Corporate Variable 4 - Band 3	15.563642	16.886014	18.660306	18.882513	25.194573
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.801766	11.948702	12.103081	16.165045
	Lincoln Corporate Variable 4 - Band 4	15.667491	17.015591	18.822317	19.065509	25.464160
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	15.771448	17.145628	18.985138	19.249667	25.735822
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class
	Lincoln CVUL	23.439300	25.972696	26.333541	28.125991	34.840840
	Lincoln CVUL/0.35%	17.765878	19.755090	20.099803	21.543189	26.779944
	Lincoln CVUL LC	24.125944	26.813871	27.268113	29.211656	36.294338
	Lincoln CVUL LC/0.20%	17.866294	19.896569	20.274145	21.762660	27.093344
	Lincoln CVUL III Jumbo	31.457655	35.032415	35.697231	38.318099	47.703976

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2013 to 2017 (continued)

Subaccount	Product(s)	2013	2014	2015	2016	2017
	Lincoln CVUL III Super Jumbo	29.329791	32.613793	33.182882	35.565775	44.211164
	Lincoln CVUL III Super Jumbo/0.15%	16.032001	17.862761	18.210852	19.557655	24.360398
	Lincoln CVUL III SC (Elite)	24.151032	26.761354	27.133157	28.980034	35.898779
	Lincoln CVUL III LC (Elite)	25.047242	27.837812	28.309400	30.327161	37.668334
	Lincoln CVUL III LC (Elite)/0.20%	16.015110	17.835021	18.173479	19.507765	24.286028
	Lincoln Corporate Variable 4 - Band 1	25.960397	28.766282	29.165939	31.151182	38.588270
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.825802	11.014705	11.805681	14.675426
	Lincoln Corporate Variable 4 - Band 2	26.797450	29.783453	30.287845	32.446618	40.313651
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.847295	13.191625	13.442224	14.428904	17.963239
	Lincoln Corporate Variable 4 - Band 3	25.255169	28.125135	28.658860	30.762975	38.298253
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.840490	11.057267	11.880956	14.805940
	Lincoln Corporate Variable 4 - Band 4	26.160320	29.162254	29.745409	31.961240	39.829809
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	21.189839	23.645031	24.141999	25.966354	32.391384
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class
	Lincoln CVUL			9.590686	9.912244	11.341087
	Lincoln CVUL/0.35%			9.613256	9.970398	11.447599
	Lincoln CVUL LC			9.610028	9.962069	11.432322
	Lincoln CVUL LC/0.20%			9.622945	9.995425	11.493552
	Lincoln CVUL III Jumbo			9.622945	9.995425	11.493552
	Lincoln CVUL III Super Jumbo			9.613256	9.970398	11.447599
	Lincoln CVUL III Super Jumbo/0.15%			9.626176	10.003782	11.508911
	Lincoln CVUL III SC (Elite)			9.590686	9.912244	11.341087
	Lincoln CVUL III LC (Elite)			9.610028	9.962069	11.432322
	Lincoln CVUL III LC (Elite)/0.20%			9.622945	9.995425	11.493552
	Lincoln Corporate Variable 4 - Band 1			9.590686	9.912244	11.341087
	Lincoln Corporate Variable 4 - Band 1/0.35%			9.613256	9.970398	11.447599
	Lincoln Corporate Variable 4 - Band 2			9.610028	9.962069	11.432322
	Lincoln Corporate Variable 4 - Band 2/0.20%			9.622941	9.995421	11.493547
	Lincoln Corporate Variable 4 - Band 3			9.622945	9.995425	11.493552
	Lincoln Corporate Variable 4 - Band 3/0.10%			9.629409	10.012145	11.524290
	Lincoln Corporate Variable 4 - Band 4			9.629409	10.012145	11.524290
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL			9.635878	10.028852	11.555064
LVIP Vanguard Domestic Equity ETF Fund - Standard Class
	Lincoln CVUL III Jumbo	13.776854	15.428332	15.349987	17.179210	20.602645
	Lincoln CVUL III Super Jumbo	13.721885	15.343747	15.242944	17.033855	20.397727
	Lincoln CVUL III Super Jumbo/0.15%	15.818928	17.724055	17.642873	19.755204	23.703818
	Lincoln CVUL III SC (Elite)	13.594473	15.148178	14.996069	16.699454	19.927470
	Lincoln CVUL III LC (Elite)	13.703610	15.315655	15.207429	16.985677	20.329875
	Lincoln CVUL III LC (Elite)/0.20%	15.802264	17.696535	17.606672	19.704818	23.631552
	Lincoln Corporate Variable 4 - Band 1	13.594473	15.148178	14.996069	16.699454	19.927470
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.642412	10.572496	11.814670	14.147850
	Lincoln Corporate Variable 4 - Band 2	13.703610	15.315655	15.207429	16.985677	20.329875
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.441322	12.812833	12.747769	14.266891	17.109967
	Lincoln Corporate Variable 4 - Band 3	13.776854	15.428332	15.349987	17.179210	20.602645
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.656852	10.613347	11.889992	14.273660
	Lincoln Corporate Variable 4 - Band 4	13.813622	15.484981	15.421766	17.276801	20.740399
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.850477	15.541825	15.493868	17.374932	20.879057
LVIP Vanguard International Equity ETF Fund - Standard Class
	Lincoln CVUL III Jumbo	10.897787	10.371275	10.044944	10.397443	13.314065
	Lincoln CVUL III Super Jumbo	10.854282	10.314380	9.974854	10.309425	13.181589
	Lincoln CVUL III Super Jumbo/0.15%	14.045096	13.373215	12.958910	13.420372	17.193553
	Lincoln CVUL III SC (Elite)	10.753442	10.182833	9.813205	10.106934	12.877576
	Lincoln CVUL III LC (Elite)	10.839819	10.295484	9.951599	10.280251	13.137723
	Lincoln CVUL III LC (Elite)/0.20%	14.030296	13.352441	12.932308	13.386131	17.141120
	Lincoln Corporate Variable 4 - Band 1	10.753442	10.182833	9.813205	10.106934	12.877576
	Lincoln Corporate Variable 4 - Band 1/0.35%		9.155077	8.853712	9.150678	11.700020
	Lincoln Corporate Variable 4 - Band 2	10.839819	10.295484	9.951599	10.280251	13.137723
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.616391	10.103475	9.785569	10.128966	12.963432
	Lincoln Corporate Variable 4 - Band 3	10.897787	10.371275	10.044944	10.397443	13.314065
	Lincoln Corporate Variable 4 - Band 3/0.10%		9.167513	8.887947	9.209045	11.804093

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2013 to 2017 (continued)

Subaccount	Product(s)	2013	2014	2015	2016	2017
	Lincoln Corporate Variable 4 - Band 4	10.926887	10.409379	10.091943	10.456538	13.403121
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.956063	10.447622	10.139161	10.515967	13.492771
LVIP Wellington Capital Growth Fund - Standard Class
	Lincoln CVUL III Jumbo	14.751475	16.396463	17.905433	17.887871	24.254890
	Lincoln CVUL III Super Jumbo	14.605832	16.210247	17.675545	17.631742	23.871803
	Lincoln CVUL III Super Jumbo/0.15%	16.241631	18.061819	19.733918	19.724420	26.758502
	Lincoln CVUL III SC (Elite)	14.271562	15.783920	17.150543	17.048271	23.001286
	Lincoln CVUL III LC (Elite)	14.557605	16.148646	17.599572	17.547182	23.745456
	Lincoln CVUL III LC (Elite)/0.20%	16.224521	18.033773	19.693426	19.674110	26.676924
	Lincoln Corporate Variable 4 - Band 1	14.271562	15.783920	17.150543	17.048271	23.001286
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.822039	11.800279	11.771036	15.936931
	Lincoln Corporate Variable 4 - Band 2	14.557605	16.148646	17.599572	17.547182	23.745456
	Lincoln Corporate Variable 4 - Band 2/0.20%		10.830847	11.827613	11.816012	16.021810
	Lincoln Corporate Variable 4 - Band 3	14.749644	16.394417	17.903213	17.885652	24.251882
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.836723	11.845871	11.846091	16.078647
	Lincoln Corporate Variable 4 - Band 4	14.849376	16.521793	18.060350	18.060686	24.513689
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	14.947891	16.648047	18.216571	18.235132	24.775197
LVIP Wellington Mid-Cap Value Fund - Standard Class
	Lincoln CVUL III Jumbo	13.622771	14.722807	14.470682	16.328777	18.485153
	Lincoln CVUL III Super Jumbo	13.488244	14.555565	14.284849	16.094928	18.193125
	Lincoln CVUL III Super Jumbo/0.15%	17.308075	18.715054	18.403767	20.777270	23.532871
	Lincoln CVUL III SC (Elite)	13.179491	14.172685	13.860464	15.562221	17.529538
	Lincoln CVUL III LC (Elite)	13.443698	14.500242	14.223437	16.017726	18.096812
	Lincoln CVUL III LC (Elite)/0.20%	17.289840	18.685991	18.365998	20.724267	23.461111
	Lincoln Corporate Variable 4 - Band 1	13.179491	14.172685	13.860464	15.562221	17.529538
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.031897	9.845316	11.092848	12.538954
	Lincoln Corporate Variable 4 - Band 2	13.446287	14.503016	14.225992	16.020603	18.100062
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.864178	12.822208	12.602015	14.218505	16.095196
	Lincoln Corporate Variable 4 - Band 3	13.622800	14.722810	14.470710	16.328808	18.485188
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.045516	9.883375	11.163596	12.650497
	Lincoln Corporate Variable 4 - Band 4	13.713198	14.835365	14.595909	16.486558	18.682434
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.804293	14.948856	14.722292	16.645944	18.881913
M Capital Appreciation Fund
	Lincoln Corporate Variable 4 - Band 2/0.20%	12.069611	13.541370	12.624979	15.253264	18.117973
	Lincoln Corporate Variable 4 - Band 2	29.530414	33.065125	30.765860	37.096529	43.975626
	Lincoln Corporate Variable 4 - Band 3	30.213357	33.897550	31.603585	38.182860	45.353967
	Lincoln Corporate Variable 4 - Band 4	29.041499	32.615400	30.438649	36.812177	43.769577
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	22.207190	24.965004	23.322171	28.233782	33.603460
M International Equity Fund
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.990262	10.194220	9.772820	9.748237	12.068518
	Lincoln Corporate Variable 4 - Band 2	19.975991	18.492056	17.692203	17.612443	21.761038
	Lincoln Corporate Variable 4 - Band 3	17.136874	15.895623	15.238542	15.200211	18.818175
	Lincoln Corporate Variable 4 - Band 4	19.642000	18.237537	17.501151	17.474593	21.655532
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.897577	12.916773	12.407637	12.401204	15.383654
M Large Cap Growth Fund
	Lincoln Corporate Variable 4 - Band 2/0.20%	12.159614	13.374652	14.376218	14.014251	19.437413
	Lincoln Corporate Variable 4 - Band 2	24.127139	26.485000	28.411417	27.640783	38.260567
	Lincoln Corporate Variable 4 - Band 3	24.866481	27.351242	29.399436	28.659254	39.749662
	Lincoln Corporate Variable 4 - Band 4	24.234654	26.682945	28.709797	28.014979	38.894895
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	19.448556	21.434754	23.086026	22.549851	31.338141
M Large Cap Value Fund
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.795937	12.912184	12.801654	14.007586	16.075753
	Lincoln Corporate Variable 4 - Band 2	22.878644	24.993617	24.730139	27.005697	30.931092
	Lincoln Corporate Variable 4 - Band 3	20.622952	22.574499	22.381256	24.489597	28.105393
	Lincoln Corporate Variable 4 - Band 4	22.868215	25.057270	24.867638	27.237416	31.290175
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	16.779614	18.404246	18.283241	20.045605	23.051294

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2013 to 2017 (continued)

Subaccount	Product(s)	2013	2014	2015	2016	2017
MFS® VIT Core Equity Series - Initial Class
	Lincoln CVUL	16.415093	18.132589
	Lincoln CVUL/0.35%	16.969226	18.811402
	Lincoln CVUL LC	16.045831	17.777970
	Lincoln CVUL LC/0.20%	17.065936	18.946010
	Lincoln CVUL III Jumbo	25.868817	28.718659
	Lincoln CVUL III Super Jumbo	23.988212	26.590967
	Lincoln CVUL III Super Jumbo/0.15%	16.274487	18.076402
	Lincoln CVUL III SC (Elite)	16.415093	18.132589
	Lincoln CVUL III LC (Elite)	16.045831	17.777970
	Lincoln CVUL III LC (Elite)/0.20%	17.065936	18.946010
	Lincoln Corporate Variable 4 - Band 1	21.409067	23.649078
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.633390
	Lincoln Corporate Variable 4 - Band 2	22.091910	24.476678
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.777250	13.074693
	Lincoln Corporate Variable 4 - Band 3	21.106866	23.433010
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.647818
	Lincoln Corporate Variable 4 - Band 4	22.303407	24.785235
MFS® VIT Growth Series - Initial Class
	Lincoln CVUL	16.695597	18.062124	19.291913	19.625364	25.608772
	Lincoln CVUL/0.35%	17.398670	18.888729	20.245542	20.667672	27.063323
	Lincoln CVUL LC	17.604210	19.102320	20.464241	20.880490	27.328344
	Lincoln CVUL LC/0.20%	17.497017	19.024010	20.421152	20.878232	27.380041
	Lincoln CVUL III Jumbo	31.541254	34.293909	36.812490	37.636449	49.357026
	Lincoln CVUL III Super Jumbo	28.916344	31.392801	33.647806	34.349380	44.978862
	Lincoln CVUL III Super Jumbo/0.15%	16.428463	17.871133	19.193203	19.632609	25.759373
	Lincoln CVUL III SC (Elite)	16.695597	18.062124	19.291913	19.625364	25.608772
	Lincoln CVUL III LC (Elite)	17.604210	19.102320	20.464241	20.880490	27.328344
	Lincoln CVUL III LC (Elite)/0.20%	17.497017	19.024010	20.421152	20.878232	27.380041
	Lincoln Corporate Variable 4 - Band 1	25.770643	27.879958	29.778211	30.292911	39.528657
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.698567	11.467066	11.706160	15.328654
	Lincoln Corporate Variable 4 - Band 2	26.594605	28.857794	30.915290	31.544155	41.284914
	Lincoln Corporate Variable 4 - Band 2/0.20%	12.214107	13.280049	14.255349	14.574421	19.113124
	Lincoln Corporate Variable 4 - Band 3	26.622900	28.946321	31.072166	31.767642	41.660581
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.713083	11.511370	11.780796	15.464958
	Lincoln Corporate Variable 4 - Band 4	26.702865	29.062315	31.227903	31.958809	41.953198
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	16.079056	17.517295	18.841432	19.301708	25.363186
MFS® VIT New Discovery Series - Initial Class
	Lincoln CVUL III Jumbo	10.705466	9.908682	9.702441	10.559488	13.347405
	Lincoln CVUL III Super Jumbo	10.703270	9.891791	9.671375	10.509907	13.264835
	Lincoln CVUL III Super Jumbo/0.15%	10.706198	9.914318	9.712818	10.576067	13.375042
	Lincoln CVUL III SC (Elite)	10.698149	9.852489	9.599275	10.395119	13.074149
	Lincoln CVUL III LC (Elite)	10.702539	9.886167	9.661042	10.493432	13.237425
	Lincoln CVUL III LC (Elite)/0.20%	10.705466	9.908682	9.702441	10.559488	13.347405
	Lincoln Corporate Variable 4 - Band 1	10.698149	9.852489	9.599275	10.395119	13.074149
	Lincoln Corporate Variable 4 - Band 1/0.35%		9.613854	9.399632	10.214603	12.892123
	Lincoln Corporate Variable 4 - Band 2	10.702539	9.886167	9.661042	10.493432	13.237425
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.705466	9.908682	9.702441	10.559488	13.347405
	Lincoln Corporate Variable 4 - Band 3	10.705466	9.908682	9.702441	10.559488	13.347405
	Lincoln Corporate Variable 4 - Band 3/0.10%		9.626913	9.435973	10.279754	13.006807
	Lincoln Corporate Variable 4 - Band 4	10.706930	9.919958	9.723206	10.592672	13.402736
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.708394	9.931273	9.744056	10.626019	13.458333
MFS® VIT Research Series - Initial Class
	Lincoln CVUL	18.052665	19.755628	19.775548	21.353151	26.159319
	Lincoln CVUL/0.35%	16.756615	18.401337	18.484836	20.030110	24.623749
	Lincoln CVUL LC	17.920264	19.669649	19.748660	21.388165	26.280872
	Lincoln CVUL LC/0.20%	16.849244	18.531208	18.642875	20.231024	24.908919
MFS® VIT Total Return Series - Initial Class
	Lincoln CVUL	20.993984	22.619324	22.378242	24.243164	27.034923
	Lincoln CVUL/0.35%	14.100008	15.241901	15.132815	16.450759	18.413928

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2013 to 2017 (continued)

Subaccount	Product(s)	2013	2014	2015	2016	2017
	Lincoln CVUL LC	22.072824	23.853131	23.669814	25.719386	28.767271
	Lincoln CVUL LC/0.20%	14.179460	15.353787	15.266296	16.621405	18.628323
	Lincoln CVUL III Jumbo	20.775867	22.496502	22.368309	24.353824	27.294389
	Lincoln CVUL III Super Jumbo	19.527448	21.113003	20.961224	22.787645	25.500844
	Lincoln CVUL III Super Jumbo/0.15%	13.621809	14.757328	14.680575	15.991682	17.931532
	Lincoln CVUL III SC (Elite)	20.993984	22.619324	22.378242	24.243164	27.034923
	Lincoln CVUL III LC (Elite)	22.072824	23.853131	23.669814	25.719386	28.767271
	Lincoln CVUL III LC (Elite)/0.20%	14.179460	15.353787	15.266296	16.621405	18.628323
	Lincoln Corporate Variable 4 - Band 1	18.091046	19.491643	19.283896	20.890947	23.296676
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.339652	10.265321	11.159773	12.488506
	Lincoln Corporate Variable 4 - Band 2	18.670174	20.176056	20.020975	21.754381	24.332411
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.864870	11.764674	11.697648	12.735983	14.273768
	Lincoln Corporate Variable 4 - Band 3	17.582885	19.039080	18.930588	20.611019	23.099665
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.353682	10.304986	11.230925	12.599574
	Lincoln Corporate Variable 4 - Band 4	19.103429	20.706251	20.608865	22.460645	25.197808
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	15.919105	17.272011	17.207975	18.772929	21.081737
MFS® VIT Utilities Series - Initial Class
	Lincoln CVUL	32.828787	36.750695	31.195821	34.531922	39.376919
	Lincoln CVUL/0.35%	16.446894	18.476280	15.738639	17.482784	20.005559
	Lincoln CVUL LC	32.389663	36.368038	30.963862	34.378073	39.319195
	Lincoln CVUL LC/0.20%	16.539783	18.608522	15.875110	17.660831	20.239614
	Lincoln CVUL III Jumbo	48.581088	54.657436	46.628783	51.873855	59.448330
	Lincoln CVUL III Super Jumbo	41.283768	46.377781	39.505959	43.883982	50.216464
	Lincoln CVUL III Super Jumbo/0.15%	14.233926	16.022262	13.675589	15.221502	17.452822
	Lincoln CVUL III SC (Elite)	32.828787	36.750695	31.195821	34.531922	39.376919
	Lincoln CVUL III LC (Elite)	32.389663	36.368038	30.963862	34.378073	39.319195
	Lincoln CVUL III LC (Elite)/0.20%	16.539783	18.608522	15.875110	17.660831	20.239614
	Lincoln Corporate Variable 4 - Band 1	36.480941	40.839156	34.666310	38.373548	43.757544
	Lincoln Corporate Variable 4 - Band 1/0.35%		9.851973	8.392201	9.322219	10.667420
	Lincoln Corporate Variable 4 - Band 2	37.646410	42.270464	35.989261	39.957236	45.699850
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.574038	11.896899	10.149359	11.291020	12.939707
	Lincoln Corporate Variable 4 - Band 3	32.532174	36.601224	31.224857	34.737208	39.809438
	Lincoln Corporate Variable 4 - Band 3/0.10%		9.865349	8.424652	9.381676	10.762313
	Lincoln Corporate Variable 4 - Band 4	38.613506	43.486601	37.135993	41.354561	47.440417
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	23.014217	25.944585	22.177935	24.721999	28.388522
MFS® VIT II Core Equity Portfolio - Initial Class
	Lincoln CVUL			17.968510	19.873061	24.633651
	Lincoln CVUL/0.35%			18.706213	20.760884	25.825097
	Lincoln CVUL LC			17.670051	19.601660	24.370170
	Lincoln CVUL LC/0.20%			18.868714	20.973244	26.127575
	Lincoln CVUL III Jumbo			28.601493	31.791569	39.604585
	Lincoln CVUL III Super Jumbo			26.442773	29.348040	36.505791
	Lincoln CVUL III Super Jumbo/0.15%			18.011661	20.030606	24.965745
	Lincoln CVUL III SC (Elite)			17.968510	19.873061	24.633651
	Lincoln CVUL III LC (Elite)			17.670051	19.601660	24.370170
	Lincoln CVUL III LC (Elite)/0.20%			18.868714	20.973244	26.127575
	Lincoln Corporate Variable 4 - Band 1			23.435081	25.919055	32.127963
	Lincoln Corporate Variable 4 - Band 1/0.35%			10.574128	11.735907	14.598201
	Lincoln Corporate Variable 4 - Band 2			24.328096	26.987531	33.552808
	Lincoln Corporate Variable 4 - Band 2/0.20%			13.021350	14.473691	18.030717
	Lincoln Corporate Variable 4 - Band 3			23.336759	25.939631	32.314489
	Lincoln Corporate Variable 4 - Band 3/0.10%			10.614983	11.810728	14.728010
	Lincoln Corporate Variable 4 - Band 4			24.708826	27.492205	34.282857
MFS® VIT III Mid Cap Value Portfolio - Initial Class
	Lincoln CVUL III Jumbo				10.467854	11.875520
	Lincoln CVUL III Super Jumbo				10.462242	11.851373
	Lincoln CVUL III Super Jumbo/0.15%				10.469725	11.883580
	Lincoln CVUL III SC (Elite)				10.449160	11.795221
	Lincoln CVUL III LC (Elite)				10.460372	11.843335
	Lincoln CVUL III LC (Elite)/0.20%				10.467854	11.875520
	Lincoln Corporate Variable 4 - Band 1				10.449160	11.795221

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2013 to 2017 (continued)

Subaccount	Product(s)	2013	2014	2015	2016	2017
	Lincoln Corporate Variable 4 - Band 1/0.35%				10.462242	11.851373
	Lincoln Corporate Variable 4 - Band 2				10.460372	11.843335
	Lincoln Corporate Variable 4 - Band 2/0.20%				10.467854	11.875520
	Lincoln Corporate Variable 4 - Band 3				10.467854	11.875520
	Lincoln Corporate Variable 4 - Band 3/0.10%				10.471596	11.891645
	Lincoln Corporate Variable 4 - Band 4				10.471596	11.891645
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL				10.475337	11.907788
Neuberger Berman AMT Large Cap Value Portfolio - I Class
	Lincoln CVUL	17.733390	19.344690	16.942065	21.427996	24.121528
	Lincoln CVUL/0.35%	14.278534	15.630525	13.737245	17.435481	19.695925
	Lincoln CVUL LC	19.808679	21.673464	19.038690	24.152068	27.269661
	Lincoln CVUL LC/0.20%	14.359293	15.742526	13.856475	17.613169	19.926422
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class
	Lincoln CVUL	24.003021	25.642644	25.788421	26.734078	33.261202
	Lincoln CVUL/0.35%	17.761395	19.041183	19.216022	19.989312	24.955873
	Lincoln CVUL LC	21.801863	23.361108	23.564531	24.502026	30.575724
	Lincoln CVUL LC/0.20%	17.862616	19.178446	19.384192	20.195722	25.252361
	Lincoln CVUL III Jumbo	32.185054	34.555934	34.926651	36.388875	45.500000
	Lincoln CVUL III Super Jumbo	30.721727	32.935372	33.238787	34.578447	43.171511
	Lincoln CVUL III Super Jumbo/0.15%	15.202493	16.330533	16.513985	17.213956	21.534782
	Lincoln CVUL III SC (Elite)	24.003021	25.642644	25.788421	26.734078	33.261202
	Lincoln CVUL III LC (Elite)	21.801863	23.361108	23.564531	24.502026	30.575724
	Lincoln CVUL III LC (Elite)/0.20%	17.862616	19.178446	19.384192	20.195722	25.252361
	Lincoln Corporate Variable 4 - Band 1	27.376698	29.246953	29.414397	30.493018	37.937887
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.698666	10.796566	11.231220	14.026275
	Lincoln Corporate Variable 4 - Band 2	28.252026	30.272574	30.536105	31.753002	39.626638
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.951135	12.831555	12.969211	13.512174	16.895383
	Lincoln Corporate Variable 4 - Band 3	26.638944	28.601156	28.907998	30.118247	37.659319
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.713174	10.838944	11.304019	14.148476
	Lincoln Corporate Variable 4 - Band 4	28.387113	30.508714	30.866865	32.191279	40.291773
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	21.279829	22.893128	23.185065	24.204081	30.324932
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class
	Lincoln CVUL III Jumbo	31.015638	35.236490	32.234492	37.371279	43.538409
	Lincoln CVUL III Super Jumbo	28.685002	32.539849	29.722943	34.407880	40.025934
	Lincoln CVUL III Super Jumbo/0.15%	16.549213	18.810761	17.216777	19.970365	23.277568
	Lincoln CVUL III SC (Elite)	28.586341	32.314654	29.414039	33.931391	39.333822
	Lincoln CVUL III LC (Elite)	29.660366	33.629472	30.702874	35.524512	41.304243
	Lincoln CVUL III LC (Elite)/0.20%	16.531781	18.781556	17.181448	19.919429	23.206598
	Lincoln Corporate Variable 4 - Band 1	25.941667	29.329057	26.700398	30.800994	35.705015
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.532541	9.620763	11.137206	12.955680
	Lincoln Corporate Variable 4 - Band 2	26.770999	30.353449	27.711952	32.063890	37.280589
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.702752	13.293794	12.161218	14.099193	16.425875
	Lincoln Corporate Variable 4 - Band 3	22.035427	25.034178	22.901374	26.550865	30.932374
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.546833	9.657947	11.208205	13.070875
	Lincoln Corporate Variable 4 - Band 4	26.181760	29.774533	27.265138	31.641625	36.900067
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	17.269371	19.658793	18.019976	20.933387	24.436675
Oppenheimer Main Street Fund/VA Non-Service Shares
	Lincoln CVUL	16.864613	18.539451	19.022848	21.084626	24.477958
	Lincoln CVUL/0.35%	16.718292	18.443023	18.990268	21.122279	24.607592
	Lincoln CVUL LC	16.844680	18.573163	19.114707	21.250066	24.744097
	Lincoln CVUL LC/0.20%	16.812687	18.575012	19.154886	21.337329	24.895417
Oppenheimer Main Street Small Cap Fund®/VA Non-Service Shares
	Lincoln CVUL III Jumbo			9.401021	11.075965	12.618611
	Lincoln CVUL III Super Jumbo			9.391553	11.048235	12.568158
	Lincoln CVUL III Super Jumbo/0.15%			9.404180	11.085222	12.635472
	Lincoln CVUL III SC (Elite)			9.369498	10.983803	12.451218
	Lincoln CVUL III LC (Elite)			9.388400	11.039007	12.551385
	Lincoln CVUL III LC (Elite)/0.20%			9.401021	11.075965	12.618611
	Lincoln Corporate Variable 4 - Band 1			9.369498	10.983803	12.451218

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2013 to 2017 (continued)

Subaccount	Product(s)	2013	2014	2015	2016	2017
	Lincoln Corporate Variable 4 - Band 1/0.35%			9.391553	11.048235	12.568158
	Lincoln Corporate Variable 4 - Band 2			9.388400	11.039007	12.551385
	Lincoln Corporate Variable 4 - Band 2/0.20%			9.401021	11.075965	12.618611
	Lincoln Corporate Variable 4 - Band 3			9.401021	11.075965	12.618611
	Lincoln Corporate Variable 4 - Band 3/0.10%			9.407339	11.094489	12.652358
	Lincoln Corporate Variable 4 - Band 4			9.407339	11.094489	12.652358
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL			9.413656	11.112995	12.686128
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class
	Lincoln CVUL III Jumbo	12.948131	10.541337	7.816114	8.982707	9.157745
	Lincoln CVUL III Super Jumbo	12.858719	10.452834	7.738849	8.880585	9.040060
	Lincoln CVUL III Super Jumbo/0.15%	8.886683	7.238454	5.369806	6.174361	6.297824
	Lincoln CVUL III SC (Elite)	12.652476	10.249195	7.561514	8.646784	8.771301
	Lincoln CVUL III LC (Elite)	12.829037	10.423484	7.713254	8.846792	9.001157
	Lincoln CVUL III LC (Elite)/0.20%	8.877009	7.226114	5.356693	6.156205	6.276166
	Lincoln Corporate Variable 4 - Band 1	12.652476	10.249195	7.561514	8.646784	8.771301
	Lincoln Corporate Variable 4 - Band 1/0.35%		7.450339	5.515926	6.329707	6.443374
	Lincoln Corporate Variable 4 - Band 2	12.827711	10.422418	7.712394	8.845805	9.000154
	Lincoln Corporate Variable 4 - Band 2/0.20%	8.865442	7.210219	5.350821	6.149457	6.277231
	Lincoln Corporate Variable 4 - Band 3	12.948131	10.541337	7.816114	8.982707	9.157745
	Lincoln Corporate Variable 4 - Band 3/0.10%		7.460480	5.537289	6.370120	6.500748
	Lincoln Corporate Variable 4 - Band 4	13.008083	10.600756	7.868052	9.051440	9.237051
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	13.068320	10.660516	7.920243	9.120592	9.316936
PIMCO VIT Real Return Portfolio - Administrative Class
	Lincoln CVUL III Jumbo				9.833698	10.173004
	Lincoln CVUL III Super Jumbo				9.828420	10.152307
	Lincoln CVUL III Super Jumbo/0.15%				9.835458	10.179913
	Lincoln CVUL III SC (Elite)				9.816117	10.104176
	Lincoln CVUL III LC (Elite)				9.826662	10.145417
	Lincoln CVUL III LC (Elite)/0.20%				9.833698	10.173004
	Lincoln Corporate Variable 4 - Band 1				9.816117	10.104176
	Lincoln Corporate Variable 4 - Band 1/0.35%				9.828420	10.152307
	Lincoln Corporate Variable 4 - Band 2				9.826662	10.145417
	Lincoln Corporate Variable 4 - Band 2/0.20%				9.833698	10.173004
	Lincoln Corporate Variable 4 - Band 3				9.833698	10.173004
	Lincoln Corporate Variable 4 - Band 3/0.10%				9.837218	10.186826
	Lincoln Corporate Variable 4 - Band 4				9.837218	10.186826
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL				9.840701	10.200313
PIMCO VIT Total Return Portfolio - Administrative Class
	Lincoln CVUL III Jumbo	9.659831	10.053355	10.078499	10.328180	10.814569
	Lincoln CVUL III Super Jumbo	9.650345	10.028431	10.038442	10.271713	10.739325
	Lincoln CVUL III Super Jumbo/0.15%	9.662995	10.061677	10.091886	10.347070	10.839766
	Lincoln CVUL III SC (Elite)	9.628247	9.970514	9.945595	10.141157	10.565787
	Lincoln CVUL III LC (Elite)	9.647185	10.020137	10.025125	10.252960	10.714361
	Lincoln CVUL III LC (Elite)/0.20%	9.659831	10.053355	10.078499	10.328180	10.814569
	Lincoln Corporate Variable 4 - Band 1	9.628247	9.970514	9.945595	10.141157	10.565787
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.156943	10.167082	10.403343	10.876947
	Lincoln Corporate Variable 4 - Band 2	9.647185	10.019843	10.024460	10.252280	10.713650
	Lincoln Corporate Variable 4 - Band 2/0.20%	9.659831	10.053355	10.078738	10.328425	10.814826
	Lincoln Corporate Variable 4 - Band 3	9.659831	10.053355	10.078499	10.328180	10.814569
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.170725	10.206364	10.469676	10.973694
	Lincoln Corporate Variable 4 - Band 4	9.666160	10.070006	10.105291	10.365995	10.865023
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	9.672631	10.086174	10.131420	10.403195	10.914920
Putnam VT Absolute Return 500 Fund - Class IA
	Lincoln CVUL III Jumbo				10.207991	10.920308
	Lincoln CVUL III Super Jumbo				10.197833	10.893095
	Lincoln CVUL III Super Jumbo/0.15%				10.211379	10.929394
	Lincoln CVUL III SC (Elite)				10.174170	10.829860
	Lincoln CVUL III LC (Elite)				10.194450	10.884039
	Lincoln CVUL III LC (Elite)/0.20%				10.207991	10.920308

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2013 to 2017 (continued)

Subaccount	Product(s)	2013	2014	2015	2016	2017
	Lincoln Corporate Variable 4 - Band 1				10.174170	10.829860
	Lincoln Corporate Variable 4 - Band 1/0.35%				10.197833	10.893095
	Lincoln Corporate Variable 4 - Band 2				10.194450	10.884039
	Lincoln Corporate Variable 4 - Band 2/0.20%				10.207991	10.920308
	Lincoln Corporate Variable 4 - Band 3				10.207991	10.920308
	Lincoln Corporate Variable 4 - Band 3/0.10%				10.214769	10.938487
	Lincoln Corporate Variable 4 - Band 4				10.214769	10.938487
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL				10.221551	10.956681
Putnam VT Growth & Income Fund - Class IB
	Lincoln CVUL III Jumbo	22.280877
	Lincoln CVUL III Super Jumbo	20.744691
	Lincoln CVUL III Super Jumbo/0.15%	17.060875
	Lincoln CVUL III SC (Elite)	17.758826
	Lincoln CVUL III LC (Elite)	18.425236
	Lincoln CVUL III LC (Elite)/0.20%	17.042903
	Lincoln Corporate Variable 4 - Band 1	18.529143
	Lincoln Corporate Variable 4 - Band 2	19.121245
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.774525
	Lincoln Corporate Variable 4 - Band 4	19.623455
T. Rowe Price Equity Income Portfolio
	Lincoln CVUL III Jumbo	16.063131	17.213369	16.001584	19.030799	22.035660
	Lincoln CVUL III Super Jumbo	16.009643	17.130336	15.900513	18.882267	21.830923
	Lincoln CVUL III Super Jumbo/0.15%	16.057590	17.216037	16.012072	19.052791	22.072151
	Lincoln CVUL III SC (Elite)	15.885530	16.938145	15.667156	18.540183	21.360571
	Lincoln CVUL III LC (Elite)	15.991855	17.102748	15.866966	18.833016	21.763104
	Lincoln CVUL III LC (Elite)/0.20%	16.040672	17.189302	15.979211	19.004191	22.004850
	Lincoln Corporate Variable 4 - Band 1	15.885530	16.938145	15.667156	18.540183	21.360571
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.208685	9.475782	11.252734	13.009963
	Lincoln Corporate Variable 4 - Band 2	15.991855	17.102743	15.866950	18.832998	21.763083
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.366636	12.180571	11.323100	13.466633	15.593106
	Lincoln Corporate Variable 4 - Band 3	16.063131	17.213376	16.001583	19.030799	22.035659
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.222542	9.512409	11.324489	13.125676
	Lincoln Corporate Variable 4 - Band 4	16.098889	17.268948	16.069320	19.130468	22.173214
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	16.134717	17.324696	16.137334	19.230647	22.311614
Templeton Foreign VIP Fund - Class 2
	Lincoln CVUL	19.034074	16.797305	15.597201	16.599735	19.235573
	Lincoln CVUL/0.35%	13.901115	12.310595	11.471166	12.251292	14.246393
	Lincoln CVUL LC	19.872786	17.590201	16.382568	17.487961	20.325686
	Lincoln CVUL LC/0.20%	13.979731	12.398818	11.570733	12.376179	14.413204
Templeton Global Bond VIP Fund - Class 1
	Lincoln CVUL	20.057291	20.339898	19.369661	19.851705	20.137884
	Lincoln CVUL/0.35%	12.467076	12.687069	12.124265	12.469553	12.693659
	Lincoln CVUL LC	20.583594	20.936341	19.997588	20.556823	20.922130
	Lincoln CVUL LC/0.20%	12.537555	12.777947	12.229451	12.596610	12.842247
	Lincoln CVUL III Jumbo	20.941180	21.342701	20.426560	21.039819	21.450100
	Lincoln CVUL III Super Jumbo	20.672002	21.036779	20.103577	20.676109	21.047705
	Lincoln CVUL III Super Jumbo/0.15%	11.794252	12.026404	11.515927	11.867596	12.105068
	Lincoln CVUL III SC (Elite)	20.057291	20.339898	19.369661	19.851705	20.137884
	Lincoln CVUL III LC (Elite)	20.583594	20.936341	19.997588	20.556823	20.922130
	Lincoln CVUL III LC (Elite)/0.20%	12.537555	12.777947	12.229451	12.596610	12.842247
	Lincoln Corporate Variable 4 - Band 1	20.057291	20.339898	19.369661	19.851705	20.137884
	Lincoln Corporate Variable 4 - Band 1/0.35%		9.890437	9.451692	9.720868	9.895574
	Lincoln Corporate Variable 4 - Band 2	20.582802	20.935535	19.996834	20.556047	20.915029
	Lincoln Corporate Variable 4 - Band 2/0.20%	9.751402	9.938366	9.511763	9.797332	9.988379
	Lincoln Corporate Variable 4 - Band 3	20.941707	21.343243	20.427081	21.040355	21.450646
	Lincoln Corporate Variable 4 - Band 3/0.10%		9.903862	9.488227	9.782866	9.983617
	Lincoln Corporate Variable 4 - Band 4	21.122771	21.549314	20.644950	21.286035	21.722827
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	21.317056	21.769282	20.876564	21.546372	22.010505

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements (continued)

End of Year Unit Values for Years 2013 to 2017 (continued)

Subaccount	Product(s)	2013	2014	2015	2016	2017
Templeton Growth VIP Fund - Class 1
	Lincoln CVUL III Jumbo	24.481809	23.814510	22.284564	24.441498	28.970691
	Lincoln CVUL III Super Jumbo	23.637489	22.958725	21.451530	23.492572	27.804216
	Lincoln CVUL III Super Jumbo/0.15%	16.602314	16.157867	15.127385	16.599868	19.685781
	Lincoln CVUL III SC (Elite)	20.553729	19.893734	18.522751	20.214264	23.840706
	Lincoln CVUL III LC (Elite)	21.323537	20.700861	19.332214	21.161028	25.032249
	Lincoln CVUL III LC (Elite)/0.20%	16.584826	16.132775	15.096336	16.557518	19.625750
	Lincoln Corporate Variable 4 - Band 1	20.985974	20.311304	18.910191	20.637085	24.339380
	Lincoln Corporate Variable 4 - Band 1/0.35%		9.234775	8.628534	9.449513	11.183811
	Lincoln Corporate Variable 4 - Band 2	21.655828	21.023452	19.633340	21.489572	25.419974
	Lincoln Corporate Variable 4 - Band 2/0.20%	11.710403	11.391076	10.659264	11.690981	13.857411
	Lincoln Corporate Variable 4 - Band 3	18.704640	18.194802	17.025913	18.673859	22.134265
	Lincoln Corporate Variable 4 - Band 3/0.10%		9.247314	8.661892	9.509785	11.283288
	Lincoln Corporate Variable 4 - Band 4	21.252044	20.693732	19.383691	21.280944	25.256595
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	15.537136	15.143912	14.199398	15.604941	18.533718
Templeton Growth VIP Fund - Class 2
	Lincoln CVUL	22.676349	21.884238	20.321897	22.121444	26.031134
	Lincoln CVUL/0.35%	15.422998	14.936467	13.918808	15.204466	17.954351
	Lincoln CVUL LC	23.113464	22.373136	20.838367	22.751796	26.853274
	Lincoln CVUL LC/0.20%	15.510601	15.043864	14.039857	15.359558	18.164854
Wells Fargo VT Discovery Fund - Class 2
	Lincoln CVUL III Jumbo	10.574028	10.590377	10.414622	11.188462	14.418689
	Lincoln CVUL III Super Jumbo	10.571858	10.572327	10.381280	11.135931	14.329498
	Lincoln CVUL III Super Jumbo/0.15%	10.574752	10.596401	10.425759	11.206027	14.448543
	Lincoln CVUL III SC (Elite)	10.566795	10.530329	10.303896	11.014315	14.123520
	Lincoln CVUL III LC (Elite)	10.571135	10.566317	10.370190	11.118476	14.299890
	Lincoln CVUL III LC (Elite)/0.20%	10.574028	10.590377	10.414622	11.188462	14.418689
	Lincoln Corporate Variable 4 - Band 1	10.566795	10.530329	10.303896	11.014315	14.123520
	Lincoln Corporate Variable 4 - Band 1/0.35%		10.394460	10.206627	10.948583	14.088421
	Lincoln Corporate Variable 4 - Band 2	10.571135	10.566317	10.370190	11.118476	14.299890
	Lincoln Corporate Variable 4 - Band 2/0.20%	10.574028	10.590377	10.414622	11.188462	14.418689
	Lincoln Corporate Variable 4 - Band 3	10.574028	10.590377	10.414622	11.188462	14.418689
	Lincoln Corporate Variable 4 - Band 3/0.10%		10.408570	10.246077	11.018403	14.213730
	Lincoln Corporate Variable 4 - Band 4	10.575476	10.602428	10.436909	11.223619	14.478458
	Lincoln Corporate Variable 5 and Lincoln Corporate Commitment VUL	10.576923	10.614493	10.459249	11.258904	14.538497

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of The Lincoln National Life Insurance Company
and

Contract Owners of Lincoln Life Flexible Premium Variable Life Account S

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Lincoln Life Flexible Premium Variable Life Account S (the "Variable Account"), comprised of the subaccounts described in the related appendix to this opinion (collectively referred to as the "subaccounts"), as of December 31, 2017, and the related statement of operations and the statements of changes in net assets for the periods indicated in the appendix to this opinion, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts constituting Lincoln Life Flexible Premium Variable Life Account S at December 31, 2017, the results of its operations and changes in net assets for the periods indicated in the appendix to this opinion, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on the subaccounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Variable Account is not required to have, nor were we engaged to perform, an audit of the Variable Account's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2017, by correspondence with the fund company. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Ernst & Young LLP

We have served as the Variable Account's Auditor since 1999.
Philadelphia, Pennsylvania
April 9, 2018

Subaccount	Statements of Assets and Liabilities	Statement of Operations	Statement of Changes in Net Assets
AB VPS Global Thematic Growth Portfolio - Class A	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
AB VPS Growth and Income Portfolio - Class A	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
AB VPS International Value Portfolio - Class A	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
AB VPS Large Cap Growth Portfolio - Class A	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
AB VPS Small/Mid Cap Value Portfolio - Class A	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Century VP Income & Growth Fund - Class I	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Century VP Inflation Protection Fund - Class II	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Century VP International Fund - Class I	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Century VP Mid Cap Value - Class I	As of December 31, 2017	For the period from August 3, 2017 through December 31, 2017.
American Funds Bond Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Capital Income Builder® - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Global Growth Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Global Small Capitalization Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Growth Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds Growth-Income Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds High-Income Bond Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds International Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
American Funds U.S. Government/ AAA-Rated Securities Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
BlackRock Equity Dividend V.I. Fund - Class I	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
BlackRock Global Allocation V.I. Fund - Class I	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
ClearBridge Variable Aggressive Growth Portfolio - Class I	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
ClearBridge Variable Mid Cap Portfolio - Class I	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
ClearBridge Variable Small Cap Growth Portfolio - Class I	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017

Subaccount	Statements of Assets and Liabilities	Statement of Operations	Statement of Changes in Net Assets
Delaware VIP® Diversified Income Series - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Delaware VIP® Emerging Markets Series - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Delaware VIP® High Yield Series - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Delaware VIP® International Value Equity Series - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Delaware VIP® REIT Series - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Delaware VIP® Small Cap Value Series - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Delaware VIP® Smid Cap Core Series - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Delaware VIP® U.S. Growth Series - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Delaware VIP® Value Series - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Deutsche Alternative Asset Allocation VIP Portfolio - Class A	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Deutsche Equity 500 Index VIP Portfolio - Class A	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Deutsche Small Cap Index VIP Portfolio - Class A	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Fidelity® VIP Asset Manager Portfolio - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Fidelity® VIP Contrafund® Portfolio - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Fidelity® VIP Equity-Income Portfolio - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Fidelity® VIP Growth Portfolio - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017

Subaccount	Statements of Assets and Liabilities	Statement of Operations	Statement of Changes in Net Assets
Fidelity® VIP Mid Cap Portfolio - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Fidelity® VIP Overseas Portfolio - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Franklin Income VIP Fund - Class 1	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Franklin Mutual Shares VIP Fund - Class 1	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Franklin Rising Dividends VIP Fund - Class 1	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Franklin Small Cap Value VIP Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Franklin Small-Mid Cap Growth VIP Fund - Class 1	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Franklin Small-Mid Cap Growth VIP Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Franklin U.S. Government Securities VIP Fund - Class 1	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Goldman Sachs VIT Global Trends Allocation Fund - Service Shares	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Goldman Sachs VIT Mid Cap Value Fund - Service Shares	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Invesco V.I. Comstock Fund - Series I Shares	As of December 31, 2017	For the period from April 25, 2017 through December 31, 2017.
Invesco V.I. Growth and Income Fund - Series I Shares	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Janus Henderson Balanced Portfolio - Institutional Shares	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Janus Henderson Balanced Portfolio - Service Shares	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Janus Henderson Enterprise Portfolio - Institutional Shares	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Janus Henderson Enterprise Portfolio - Service Shares	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Janus Henderson Flexible Bond Portfolio - Institutional Shares	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Janus Henderson Flexible Bond Portfolio - Service Shares	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Janus Henderson Global Research Portfolio - Institutional Shares	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Janus Henderson Global Research Portfolio - Service Shares	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Janus Henderson Global Technology Portfolio - Service Shares	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	As of December 31, 2017	For the period from March 2, 2017 through December 31, 2017.

Subaccount	Statements of Assets and Liabilities	Statement of Operations	Statement of Changes in Net Assets
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	As of December 31, 2017	For the period from April 17, 2017 through December 31, 2017.
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio - Class 1	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP AQR Enhanced Global Strategies Fund - Standard Class	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2016	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2016	For the year ended December 31, 2016 (the fund ceased to be available as an investment option to Variable Account contract owners during 2016)
LVIP Baron Growth Opportunities Fund - Service Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Baron Growth Opportunities Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP BlackRock Emerging Markets Managed Volatility Fund - Standard Class	N/A - the fund merged into LVIP SSGA International Managed Volatility Fund - Standard Class during 2016	N/A - the fund merged into LVIP SSGA International Managed Volatility Fund - Standard Class during 2016	For the year ended December 31, 2016 (the fund merged into LVIP SSGA International Managed Volatility Fund - Standard Class during 2016)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP BlackRock Multi-Asset Income Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Clarion Global Real Estate Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Delaware Bond Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Delaware Diversified Floating Rate Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Delaware Social Awareness Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Delaware Special Opportunities Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Delaware Wealth Builder Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017

Subaccount	Statements of Assets and Liabilities	Statement of Operations	Statement of Changes in Net Assets
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Global Income Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Goldman Sachs Income Builder Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Government Money Market Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP JPMorgan High Yield Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Managed Risk Profile 2010 Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Managed Risk Profile 2020 Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Managed Risk Profile 2030 Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Managed Risk Profile 2040 Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Managed Risk Profile 2050 Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP MFS International Growth Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP MFS Value Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Mondrian International Value Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017

Subaccount	Statements of Assets and Liabilities	Statement of Operations	Statement of Changes in Net Assets
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP PIMCO Low Duration Bond Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Bond Index Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Conservative Index Allocation Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Developed International 150 Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Emerging Markets 100 Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA International Index Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA International Managed Volatility Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Large Cap 100 Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Mid-Cap Index Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Moderate Index Allocation Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA S&P 500 Index Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Small-Cap Index Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP T. Rowe Price Growth Stock Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017

Subaccount	Statements of Assets and Liabilities	Statement of Operations	Statement of Changes in Net Assets
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Vanguard International Equity ETF Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Wellington Capital Growth Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
LVIP Wellington Mid-Cap Value Fund - Standard Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
M Capital Appreciation Fund	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
M International Equity Fund	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
M Large Cap Growth Fund	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
M Large Cap Value Fund	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
MFS® VIT Growth Series - Initial Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
MFS® VIT New Discovery Series - Initial Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
MFS® VIT Research Series - Initial Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
MFS® VIT Total Return Series - Initial Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
MFS® VIT Utilities Series - Initial Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
MFS® VIT II Core Equity Portfolio - Initial Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
MFS® VIT III Mid Cap Value Portfolio - Initial Class	As of December 31, 2017	For the period from January 4, 2017 through December 31, 2017.
Neuberger Berman AMT Large Cap Value Portfolio - I Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Oppenheimer Main Street Fund/VA Non-Service Shares	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Oppenheimer Main Street Small Cap Fund®/VA Non-Service Shares	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
PIMCO VIT Real Return Portfolio - Administrative Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
PIMCO VIT Total Return Portfolio - Administrative Class	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017

Subaccount	Statements of Assets and Liabilities	Statement of Operations	Statement of Changes in Net Assets
Putnam VT Absolute Return 500 Fund - Class IA	As of December 31, 2017	For the period from October 11, 2017 through December 31, 2017.
T. Rowe Price Equity Income Portfolio	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Templeton Foreign VIP Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Templeton Global Bond VIP Fund - Class 1	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Templeton Growth VIP Fund - Class 1	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Templeton Growth VIP Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017
Wells Fargo VT Discovery Fund - Class 2	As of December 31, 2017	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017

PART C - OTHER INFORMATION
Item 26. EXHIBITS
(a)	Resolution of the Board of Directors of The Lincoln National Life Insurance Company and related documents authorizing establishment of the Account.(1)
(b)	Commission Schedule for Variable Life Policies.(2)
(c)	(1)	Selling Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc.(3) and amendments.(6)
(d)	(1)	Policy Form LN939(14)
(2)	Load Amortization Rider—LR853(14)
(3)	Term Insurance Rider—LR526(8)
(4)	Enhanced Surrender Value Rider—LR529(9)
(5)	Adjustable Benefit Enhancement Rider—LR790 (11)
(6)	Alternative Policy Loan Rider—LR791(12)
(7)	Surrender Value and Loan Spread Enhancement Rider—LR793(20)
(8)	Customized Benefit Enhancement Rider—LR797(10)
(9)	Earnings Stabilization Rider—LR798(22)
(e)	(1)	Application Part I—B58 (LCV5)(16) and B65 (LCCVUL) (Filed herewith)
(2)	Application Part II (Corporate/Individual Owner)—B59 (LCV5)(16) and B66 (LCCVUL) (Filed herewith)
(3)	Consent Forms B10457 and B10458 (LCV5)(16) and B10493 and B10494 (LCCVUL) (Filed herewith)
(f)	(1)	Articles of Incorporation of The Lincoln National Life Insurance Company.(4)
(2)	Bylaws of The Lincoln National Life Insurance Company.(7)
(g)	Reinsurance Contracts.(13)
(h)	Fund Participation Agreements, and amendments thereto, between The Lincoln National Life Insurance Company and:
(1)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (21)
(2)	AllianceBernstein Variable Products Series Fund, Inc. (18)
(3)	American Century Variable Portfolios, Inc. and American Century Variable Portfolios II, Inc. (Filed Herewith)
(4)	American Funds Insurance Series (27)
(5)	BlackRock Variable Series Fund, Inc. (17)
(6)	Delaware VIP Trust (18)
(7)	Deutsche Investments VIT Funds (21)
(8)	Deutsche Variable Series II (18)
(9)	Eaton Vance Variable Trust (28)
(10)	Fidelity Variable Insurance Products (Filed Herewith)
(11)	Franklin Templeton Variable Insurance Products Trust (18)
(12)	Goldman Sachs Variable Insurance Trust (18)
(13)	Ivy Variable Insurance Portfolios (25)
(14)	Janus Aspen Series (15)
(15)	JPMorgan Insurance Trust (27)
(16)	Legg Mason Partners Variable Equity Trust (Filed Herewith)
(17)	Lincoln Variable Insurance Products Trust (24)
(18)	M Fund, Inc. (21)

(19)	MFS Variable Insurance Trust (18)
(20)	Neuberger Berman Advisers Management Trust (21)
(21)	Oppenheimer Variable Account Funds (18)
(22)	PIMCO Variable Insurance Trust (Filed Herewith)
(23)	Putnam Variable Trust (27)
(24)	T. Rowe Price Equity Series, Inc. (19)
(a)	Amendment dated March 24, 2014 (26)
(25)	Wells Fargo Variable Trust Funds (23)
(i)	(1)	Accounting and Financial Administration Services Agreement dated 10/1/07 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York.(5)
(j)	Not applicable.
(k)	Opinion and Consent of John L. Reizian, Esq.
(l)	Not Applicable.
(m)	Not Applicable.
(n)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.
(o)	Not applicable.
(p)	Not applicable.
(q)	Compliance Procedures (Filed Herewith)

(1)	Incorporated by reference to Initial Registration Statement on Form S-6 (File No. 333-04999) filed on September 24, 1996.
(2)	Incorporated by reference to Post-Effective Amendment No. 3 on Form S-6 (File No. 333-72875) filed on May 1, 2000.
(3)	Incorporated by reference to Post-Effective Amendment No. 24 on Form N-4 (File No. 333-61554) filed on December 18, 2007.
(4)	Incorporated by reference to Initial Registration Statement on Form N-4 (File No. 333-27783) filed on December 5, 1996.
(5)	Incorporated by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.
(6)	(a)	Selling Group Agreement for Lincoln Financial Advisors incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 033-25990) filed on April 22, 1999.
(b)	Amendment dated November 22, 1999 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.
(c)	Amendment dated February 14, 2000 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.
(d)	Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.
(e)	Form of Broker-Dealer Selling Agreement among the Lincoln National Life Insurance company, Lincoln Life & Annuity Company of New York and Lincoln Financial Distributors, Inc. incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-222786) filed on January 30, 2018.
(7)	Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.
(8)	Incorporated by reference to Initial Registration Statement on Form N-6 (File 333-104719) filed on April 24, 2003.
(9)	Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-104719) filed on July 17, 2003.
(10)	Incorporated by reference to Post-Effective Amendment No. 17 on Form N-6 (File No. 333-125790) filed on September 19, 2012.
(11)	Incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-104719) filed on August 23, 2004.
(12)	Incorporated by reference to Post-Effective Amendment No. 7 on Form N-6 (File No. 333-104719) filed on May 10, 2005.
(13)	Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

(14)	Incorporated by reference to Initial Registration Statement on Form N-6 (File No. 333-125790) filed on June 14, 2005.
(15)	Incorporated by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.
(16)	Incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-125790) filed on April 1, 2009.
(17)	Incorporated by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.
(18)	Incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(19)	(a)	T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 26, 1996. (Fund Participation Agreement)
(b)	T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 333-04999) filed on April 3, 2003. (Amendment)
(c)	T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Post-Effective Amendment No. 21 (File No. 333-04999) filed on April 6, 2011. (Amendment dated February 9, 2011)
(d)	T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-04999) filed on April 6, 2012. (Amendment dated October 10, 2011)
(20)	Incorporated by reference to Post-Effective Amendment No. 14 on Form N-6 (File No. 333-125790) filed on April 3, 2012.
(21)	Incorporated by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.
(22)	Incorporated by reference to Post-Effective Amendment No. 24 on Form N-6 (File No. 333-125790) filed on October 18, 2013.
(23)	(a)	Wells Fargo Variable Trust Funds incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 333-68842) filed on April 4, 2008. (Fund Participation Agreement)
(b)	Wells Fargo Variable Trust Funds incorporated herein by reference to Post-Effective Amendment No. 27 (File No. 333-68842) filed on April 27, 2011. (Amendment dated July 16, 2010)
(c)	Wells Fargo Variable Trust Funds incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-68842) filed on April 19, 2013. (Amendment dated April 4, 2012)
(d)	Wells Fargo Variable Trust Funds incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-125790) filed on April 1, 2014. (Amendment dated November 11, 2013)
(24)	Incorporated by reference to Post-Effective Amendment No. 24 on Form N-6 (File No. 333-146507) filed on April 1, 2016.
(25)	Ivy Funds Variable Insurance Portfolios and Waddell & Reed, Inc. incorporated herein by reference to Pre-Effective Amendment No. 1 on Form N-4 (File No. 333-193272) filed on May 16, 2014.
(a)	Amendment incorporated herein by reference to Post-Effective Amendment No. 32 on Form N-6 (File No. 333-125790) filed on April 17, 2017.
(26)	Incorporated by reference to Post-Effective Amendment No. 28 on Form N-6 (File No. 333-125790) filed on April 1, 2015.
(27)	Incorporated by reference to Post-Effective Amendment No. 26 on Form N-6 (File No. 333-146507) filed on April 3, 2017.
(28)	Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-4 (File No. 333-193272) filed on May 16, 2014.
Item 27. Directors and Officers of the Depositor
Name	Positions and Offices with Depositor
Dennis R. Glass**	President and Director
Kirkland L. Hicks**	Executive Vice President, General Counsel and Director
Ellen G. Cooper**	Executive Vice President, Chief Investment Officer and Director
Randal Freitag**	Executive Vice President, Chief Financial Officer and Director
Wilford H. Fuller**	Executive Vice President and Director
Jeffrey D. Coutts**	Senior Vice President and Treasurer
Stephen B. Harris**	Senior Vice President and Chief Ethics and Compliance Officer
Keith J. Ryan*	Vice President and Director
Joseph D. Spada***	Vice President and Chief Compliance Officer for Separate Accounts
*	Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506

**	Principal business address is 150 N. Radnor Chester Road, Radnor, PA 19087
***	Principal business address is 350 Church Street, Hartford, CT 06103
Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant
Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (Incorporated by reference to Registration Statement on Form N-4 (File No. 333-222786) filed on January 30, 2018).
Item 29. Indemnification
(a)	Brief description of indemnification provisions:
In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.
Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.
(b)	Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriter
(a)	Lincoln Financial Distributors, Inc. is the principal underwriter for Lincoln National Variable Annuity Fund A (Group); Lincoln National Variable Annuity Fund A (Individual); Lincoln National Variable Annuity Account C; Lincoln Life Flexible Premium Variable Life Account D; Lincoln National Flexible Premium Variable Life Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; Lincoln Life Flexible Premium Variable Life Account Y; and Lincoln National Variable Annuity Account 53.
(b)	Following are the Officers and Directors of Lincoln Financial Distributors, Inc.:

Name	Positions and Offices with Underwriter
Wilford H. Fuller*	President, Chief Executive Officer and Director
Patrick J. Caulfield**	Vice President and Chief Compliance Officer, Senior Counsel
Nancy A. Smith*	Secretary
Andrew J. Bucklee*	Senior Vice President and Director
Jeffrey D. Coutts*	Senior Vice President, Treasurer
Thomas O'Neill*	Senior Vice President, Chief Operating Officer
John C. Kennedy*	Senior Vice President and Director
Christopher P. Potochar*	Senior Vice President and Director
*	Principal Business address is 150 N. Radnor Chester Road, Radnor, PA 19087

**	Principal Business address is 350 Church Street, Hartford, CT 06103
(c)	N/A
Item 31. Location of Accounts and Records
All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 S. Clinton Street, Fort Wayne, Indiana 46802 and at One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by Bank of New York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.
Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this Prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, surrenders and partial surrenders, fund allocation changes and transfers on behalf of the Company.
Item 32. Management Services
Not Applicable.
Item 33. Fee Representation
Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life Flexible Premium Variable Life Account S, (File No.: 333-125790; 811-09241; CIK: 0001080299) has duly caused this Post-Effective Amendment No. 34 to the Registration Statement on Form N-6 to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut on the 9th day of April, 2018.  Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.

Lincoln Life Flexible Premium Variable Life Account S
(Registrant)

By	/s/ Joshua Durand
Joshua Durand
Vice President
The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company
(Depositor)

By	/s/ Joshua Durand
Joshua Durand
Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 34 to the Registration Statement (File No.: 333-125790; 811-09241; CIK: 0001080299) on Form N-6 has been signed below on April 9, 2018 by the following persons, as officers and directors of the Depositor, in the capacities indicated.

Signature	Title

/s/ Dennis R. Glass *	President and Director
Dennis R. Glass

/s/ Ellen G. Cooper *	Executive Vice President, Chief Investment Officer and Director
Ellen G. Cooper

/s/ Randal J. Freitag *	Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

/s/ Kirkland L. Hicks *	Executive Vice President; General Counsel and Director
Kirkland L. Hicks

/s/ Wilford H. Fuller*	Executive Vice President and Director
Wilford H. Fuller

/s/ Keith J. Ryan *	Vice President and Director
Keith J. Ryan

* By	/s/ John L. Reizian
John L. Reizian
Attorney-in-Fact, pursuant to a Power- of-Attorney filed with this Registration Statement

POWER OF ATTORNEY

We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber,  individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6, N-4 or S-3 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendments to said Registration Statements as follows:

Variable Life Insurance Separate Accounts:

Account	Product name
Lincoln Life Flexible Premium Variable Life Account D (811-04592)	Variable Universal Life Leadership Series
Lincoln Life Flexible Premium Variable Life Account F (811-05164)	American Legacy Life American Legacy Estate Builder
Lincoln Life Flexible Premium Variable Life Account G (811-05585)	VUL-III
Lincoln Life Flexible Premium Variable Life Account J (811-08410)	American Legacy Variable Life
Lincoln Life Flexible Premium Variable Life Account K (811-08412)	Multi Fund Variable Life
Lincoln Life Flexible Premium Variable Life Account M (811-08557)

VULdb / VULdb ES
VULdb-II ES
VUL-I / VULcv
VULcv-II / VULcvII ES / VUL Flex
VULcv-III ES
MoneyGuard VUL
VULone ES / VULone 2005 ES
Momentum VULone / Momentum VULone 2005
VULcv-IV ES
VULdb-IV ES
Momentum VULone 2007
VULone 2007
AssetEdge VUL
AssetEdge VUL/AssetEdge Exec VUL 2015
VULone2012
VULone2014
InReach VULone2014

Lincoln Life Flexible Premium Variable Life Account R (811-08579)	SVUL / SVUL-I SVUL-II / SVUL-II ES SVUL-III ES SVUL-IV ES / PreservationEdge SVUL SVULone ES Momentum SVULone SVULone 2007 ES Momentum SVULone 2007 SVULone2013

Lincoln Life Flexible Premium Variable Life Account S (811-09241)	CVUL / CVUL Series III / CVUL Series III ES LCV4 ES LCV5 ES / LCC VUL
Lincoln Life Flexible Premium Variable Life Account Y (811-21028)

American Legacy VULcv-III
American Legacy VULdb-II
American Legacy SVUL-II
American Legacy SVUL-III
American Legacy VULcv-IV
American Legacy VULdb-IV
American Legacy SVUL-IV/PreservationEdge SVUL
American Legacy AssetEdge

Variable Annuity Separate Accounts:

Account	Product name
Lincoln National Variable Annuity Account C (811-03214)	Multi-Fund Multi-Fund Select Multi-Fund 5 Retirement Annuity
Lincoln National Variable Annuity Account E (811-04882)	The American Legacy
Lincoln National Variable Annuity Account H (811-05721)

American Legacy II
American Legacy III
American Legacy III B Class
American Legacy III C Share
American Legacy III Plus
American Legacy III View
American Legacy Design
American Legacy Signature
American Legacy Fusion
American Legacy Series
American Legacy Advisory
Shareholder’s Advantage
Shareholder’s Advantage A Class
Shareholder’s Advantage purchasded on and after May 21, 2018

Lincoln National Variable Annuity Account L (811-07645)

Group Variable Annuity
Secured Retirement Income Version 1
Secured Retirement Income Version 2
Secured Retirement Income Version 3
Secured Retirement Income Version 4
Retirement Income Rollover Version 1
Retirement Income Rollover Version 2
Retirement Income Rollover Version 3
Retirement Income Rollover Version 4

Lincoln Life Variable Annuity Account N (81108517)

ChoicePlus Assurance (A Share)
ChoicePlus Assurance (A Class)
ChoicePlus Assurance (B Share)
ChoicePlus Assurance (B Class)
ChoicePlus Assurance (C Share)
ChoicePlus Assurance (L Share)
ChoicePlus Assurance (Bonus)
Choice Plus
Choice Plus II
ChoicePlus Access
ChoicePlus II Access
ChoicePlus Bonus
ChoicePlus II Bonus

Lincoln Life Variable Annuity Account N (81108517) Continued

ChoicePlus II Advance
ChoicePlus Design
ChoicePlus Signature
ChoicePlus Rollover
ChoicePlus Fusion
ChoicePlus Series
ChoicePlus Prime
ChoicePlus Advisory
InvestmentSolutions
InvestmentSolutions RIA
Lincoln Investor Advantage
Lincoln Investor Advantage Fee-Based
Lincoln Investor Advantage RIA
Lincoln Investor Advantage Advisory
Lincoln Investor Advantage RIA Class
Lincoln Level Advantage B Share Indexed Variable Annuity
Lincoln Level Advantage Advisory Indexed Variable Annuity
Lincoln Level Advantage B Class Indexed Variable Annuity
Lincoln Level Advantage Advisory Indexed Variable Annuity
Core Income

Lincoln Life Variable Annuity Account Q (811-08569)	Multi-Fund Group
Lincoln Life S-3 Filing

Lincoln Level Advantage B Share Indexed Variable Annuity
Lincoln Level Advantage Advisory Indexed Variable Annuity
Lincoln Level Advantage B Class Indexed Variable Annuity
Lincoln Level Advantage Advisory Class Indexed Variable Annuity

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed.  This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument.  Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.

Signature	Title

/s/ Dennis R. Glass	President, Chairman and Director
Dennis R. Glass

/s/ Ellen Cooper	Executive Vice President, Chief Investment Officer and Director
Ellen Cooper

/s/ Randal J. Freitag	Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

/s/ Kirkland L. Hicks	Executive Vice President, General Counsel and Director
Kirkland L. Hicks

/s/ Wilford H. Fuller	Executive Vice President and Director
Wilford H. Fuller

/s/ Keith J. Ryan	Vice President and Director
Keith J. Ryan

We, Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, have read the foregoing Power of Attorney.  We are the person(s) identified therein as agent(s) for the principal named therein.  We acknowledge our legal responsibilities.

/s/ Delson r. Campbell	/s/ Scott C. Durocher
Delson R. Campbell	Scott C. Durocher

/s/ Kimberly A. Genovese	/s/ Daniel P. Herr
Kimberly A. Genovese	Daniel P. Herr

/s/ Donald E. Keller	/s/ Brian A. Kroll
Donald E. Keller	Brian A. Kroll

/s/ John L. Reizian	/s/ Lawrence A. Samplatsky
John L. Reizian	Lawrence A. Samplatsky

/s/ Stephen R. Turer	/s/ John D. Weber
Stephen R. Turer	John D. Weber

Version dated: February 2018